UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1  –  Reports to Stockholders

ADVANCED SERIESSM TRUST Financial Statements For the Annual Period Ended December 31, 2007

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Please note that inside is a Prospectus Supplement dated November 28, 2007. This document is separate from and not a part of the annual report.

IFS-A114478 Ed. 2/2008

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (“Trust”) portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Trust’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (“the Commission”) at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Trust’s website at www.prudentialannuities.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Trust’s website at www.prudentialannuities or by calling the telephone numbers referenced above. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Trust’s website at www.prudentialannuities.com or by calling the telephone numbers referenced above.

The Trust’s Statement of Additional Information contains information about the Trust’s Trustees and is available without charge upon request by calling (800) 752-6342.

Advanced Series Trust
Supplement dated November 28, 2007 to
Prospectuses dated May 1, 2007 and November 19, 2007

This supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust), dated May 1, 2007 and November 19, 2007, with respect to the indicated Portfolios of the Trust. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Trust’s Prospectuses and should be retained for future reference.

Adoption of Redemption in Kind Procedures

The Board of Trustees of the Trust (the Board) recently adopted redemption in kind procedures. The Trust may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST Niemann Capital Growth Asset Allocation Portfolio

The information appearing under the heading “Investment Objectives and Policies – Description of Investment Process – Implementation of Target Asset Allocations and Underlying Portfolio Selections” is hereby deleted in its entirety and replaced with the following information.
PI will handle the day-to-day purchase, retention, and sale of shares of the Underlying Portfolios. Such purchases and sales generally will be made in accordance with the target asset allocation and Underlying Portfolio weights for the relevant Asset Allocation Portfolio. Each AA Sub-Advisor may, from time to time, change the target asset allocation and/or Underlying ETF weights for an Asset Allocation Portfolio. In addition, PI may, from time to time, change the Underlying Trust Portfolio weights for any of the “core” investment categories. In the event of any such change, PI will purchase and redeem shares of the relevant Underlying Portfolios in order to cause the Asset Allocation Portfolio’s actual holdings to match the thencurrent target asset allocation and/or Underlying Portfolio weights for that Asset Allocation Portfolio. Sales of Underlying Trust Portfolio shares resulting from changes to target asset allocations and/or Underlying Portfolio weights, however, will be subject to guidelines established from time to time by PI. Currently, under normal circumstances, no more than 1% of an Asset Allocation Portfolio’s holdings in Underlying Trust Portfolios (but not including assets allocated to the AST Money Market Portfolio) in any particular “core” investment category (e.g., domestic large-cap growth or domestic large-cap value investment categories) may be redeemed on any particular day in order to effect a related target asset allocation or Underlying Portfolio weight shift. Unlike transactions in Underlying Trust Portfolio shares, transactions in Underlying ETFs will not be subject to the above-referenced guidelines or any other limitations. Frequent purchases and sales of Underlying ETFs by an Asset Allocation Portfolio may, however, result in higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect an Asset Allocation Portfolio’s investment performance.

ASTSUP4

Advanced Series Trust	December 31, 2007
Glossary of Benchmark Definitions

Blended Index (AST American Century Strategic Allocation Portfolio) — The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Aggregate Bond Index at 40%. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.
Blended Index (AST T. Rowe Price Asset Allocation Portfolio) — The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Credit Index at 40%. Lehman Brothers Government/Credit Index is a composite made up of the Lehman Brothers Government and Credit bond indices that includes U.S. government Treasury and agency securities as well as high-grade corporate bonds.

Blended Index (AST Global Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 48%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index (GD) at 12%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
Blended Index (AST Aggressive Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 80% and the MSCI EAFE Index (GD) at 20%.
Blended Index (AST Capital Growth Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 64% the MSCI EAFE Index (GD) at 16% and the Lehman Aggregate Index at 20%.
Blended Index (AST Balanced Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 52% the MSCI EAFE Index (GD) at 13% and the Lehman Aggregate Index at 35%.
Blended Index (AST Conservative Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 44% the MSCI EAFE Index (GD) at 11% and the Lehman Aggregate at 45%.
Blended Index (AST Preservation Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 28% the MSCI EAFE Index (GD) at 7% and the Lehman Aggregate at 65%.
Primary Blended Index (AST First Trust Balanced Target Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 45% the MSCI EAFE Index (GD) at 20% and the Lehman Brothers US Corporate Investment Grade Index at 35%.
Secondary Blended Index (AST First Trust Balanced Target Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 65% and the Lehman Aggregate Index at 35%.
Primary Blended Index (AST First Trust Capital Appreciation Target Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 55% the MSCI EAFE Index (GD) at 25% and the Lehman Brothers US Corporate Investment Grade Index at 20%.
Secondary Blended Index (AST First Trust Capital Appreciation Target Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 80% and the Lehman Aggregate Index at 20%.
Primary Blended Index (AST Advanced Strategies Portfolio) — The Blended Index is calculated by weighting 40% Russell 3000 / 20% MSCI EAFE / 30% Lehman Brothers Global Aggregate Bond (US$ Hedged) / 10% Custom Extended Market Index. The Custom Extended Markets Index is comprised of equal weightings to the Lehman Brothers US TIPS Index, the Dow Jones AIG Commodity Total Return Index, and the Dow Jones Wilshire REIT Index.
Secondary Blended Index (AST Advanced Strategies Portfolio) — The Blended Index is calculated by weighting the MSCI World Index (GD) at 50% the Russell 3000 Index at 10% the Lehman Aggregate Bond Index at 15% the JP Morgan Government Bond Index Non-US (US$ Hedged) at 10% the JP Morgan EMBI Global Index (US$) at 5% and the Lehman Brothers US TIPS Index at 10%.

Dow Jones Wilshire REIT Index — The Dow Jones Wilshire REIT Index is a subset of the Dow Jones Wilshire Real Estate Securities Index and includes only REITs. To be included in the Dow Jones Wilshire REIT Index, a company must be an equity owner and operator of commercial (or residential) real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity.

Lehman Brothers Aggregate Bond Index — The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
Lehman Brothers Global Aggregate Bond Index — The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Advanced Series Trust	December 31, 2007
Glossary of Benchmark Definitions (continued)

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.
Lehman Brothers U.S. Corporate High Yield Index — The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lipper (VUF) Natural Resources Index — consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.
Lipper Variable Insurance Products (VIP) Money Market Funds Average — The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects underlying Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

ML 1-3 Year Index — The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.
ML 1-5 Years US Treasury Index — The Merrill Lynch 1-5 Years US Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-4.99 years.
ML U.S. High Yield Master II Index — The Merrill Lynch U.S. High Yield Master II Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

MSCI EAFE Index — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
MSCI World Index — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

NAREIT Equity Index — The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Index — The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Value Index — comprises securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.
Russell 3000 Value Index — measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indices.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Advanced Series Trust	December 31, 2007
Glossary of Benchmark Definitions (continued)

Russell MidCap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.
Russell Mid-Cap Value Index — The Russell Mid-Cap Value Index measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index — The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the counter market.
S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Advanced Series Trust	Annual Report	December 31, 2007

  Table of Contents

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1 Schedule of Investments and Financial Statements
B1 Notes to Financial Statements
C1 Financial Highlights
D1 Report of Independent Registered Accounting Firm
E1 Management of the Advanced Series Trust

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust	Annual Report	December 31, 2007
Letter to Contract Owners

■  DEAR CONTRACT OWNER:

At Prudential, it is our goal to help our clients achieve and maintain financial success. We hope you find the Advanced Series Trust annual report both informative and useful.

We would also like to remind you about the benefits of diversifying your investment portfolio. In today’s volatile markets, diversification is key to protecting your investments. It helps position your investments when asset classes rotate in and out of favor, and is the best way to balance risk and return. In addition, diversification can help you meet your long-term investment goals although it does not assure against loss in declining markets.

Take the first step and contact your financial professional for help in creating a diversified investment portfolio. A comprehensive mix of assets that is evaluated periodically over time can help you maintain focus on your financial objectives.

Thank you for selecting our products. We value the opportunity to manage your investments as you plan for the future.

Sincerely,

David R. Odenath, Jr. President, Advanced Series Trust	January 31, 2008

AST Advanced Strategies Portfolio	December 31, 2007
Subadvised by: Pacific Investment Management Company, LLC, Marsico Capital Management LLC, T. Rowe Price Associates, Inc., William Blair & Co., LLC, LSV Asset Management

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
		Since
	1-Year	Inception
AST Advanced Strategies Portfolio	9.51%	9.86%
S&P 500 Index	5.49	9.50
Primary Blended Index	7.65	10.15
Secondary Blended Index	8.46	10.23
Portfolio inception: 3/20/2006.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Advanced Strategies Portfolio had a total return that exceeded its Primary Blended Index.

The Portfolio seeks to outperform a blended benchmark consisting of 40% Russell 3000 Index (domestic stocks), 30% Lehman Aggregate Bond Index (domestic investment-grade bonds), 20% EAFE (developed market stocks in Europe, Australasia, and Far East) 3.4% Lehman Brothers US TIPS (U.S. inflation-protected bonds), 3.3% DJ AIG Commodity Total Return Index (commodities), 3.3% DJ Wilshire REIT Index (real estate securities). It does this by varying the exposure to the different asset classes and by selecting investment managers who it believes can outperform their respective performance targets over time.

The largest positive contributions to performance relative to the Primary Blended Index benchmark came from the Absolute Return I segment managed by PIMCO versus the Lehman Brothers U.S. TIPS Index. (LSV underperformed for the period). PIMCO benefited from its underweight to real estate investment trusts (REITs), as they fell sharply during the fiscal year. Also aiding its relative performance was an overweight to commodities, as they performed very well over the reporting period.

The Portfolio’s International Growth Stock sleeve, managed by William Blair, was another top contributor to relative performance as the manager outperformed the MSCI EAFE Index by a wide margin. The manager’s growth sub-style was rewarded as international growth stocks significantly outperformed their international value counterparts. Exposures to emerging markets countries Brazil and China also helped performance. In addition, stock selection, particularly within the financials, energy and information technology sectors, was beneficial to performance.

Elsewhere, the Portfolio’s Large-Cap Growth sleeve, managed by Marsico Capital Management, the Large-Cap Value sleeve, managed by T. Rowe Price, the Absolute Return II sleeve, managed by Prudential Investments, and the Total Return Fixed Income sleeve, managed by PIMCO, also contributed to relative performance.

The only notable detractor from relative performance during the reporting period was the International Value sleeve, managed by LSV Asset Management. The strategy underperformed the MSCI EAFE Index, as the manager’s deep value sub-style and an overweight to smaller-cap stocks versus the benchmark were not rewarded.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Aggressive Asset Allocation Portfolio	December 31, 2007
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
		Since
	1-Year	Inception
AST Aggressive Asset Allocation Portfolio	9.56%	12.18%
S&P 500 Index	5.49	10.09
Blended Index	6.44	12.05
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Aggressive Asset Allocation Portfolio had a total return above its Blended Index.

The Portfolio attempts to outperform a blended benchmark consisting of 80% Russell 3000 Index (a measure of the broad U.S. equity market) and 20% MSCI EAFE Index (a measure of the broad developed country international equity market). The Portfolio’s performance relative to this benchmark is determined by its overweights and underweights compared to the benchmark in different asset classes and by the performance of the funds selected to invest in these asset classes.

From an asset allocation perspective, the Portfolio benefited from an overweight to international equities relative to the benchmark. The MSCI EAFE Index outperformed the domestic equity market for the year. Developed countries around the world excluding Japan, Ireland, and Sweden finished in the black. Returns were positively impacted by a weakening U.S. dollar, which makes returns generated in foreign currencies more attractive when translated into greenbacks. The Portfolio’s domestic equity exposure emphasized growth over value stocks and this helped relative performance significantly. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread. Value indexes were hurt by heavy exposure to financial stocks, which were beaten down in the wake of the subprime mortgage problems and the associated credit crunch that hit global markets beginning in August. An emphasis on large versus small capitalization stocks also boosted relative performance significantly. Large cap stocks benefited from investor interest in companies with solid earnings growth. An allocation to natural resources was a positive as the sector’s return was greater than the broad domestic equity market after energy and other commodities surged.

Several managers posted strong returns versus their respective benchmarks and made substantial positive contributions to relative performance, including: AST AllianceBernstein Growth & Income, AST Marsico Capital Growth, AST International Growth, and AST International Value. Detractors from relative performance included stock-specific factors within consumer non-cyclicals and technology, which hurt AST Large Cap Value, and stock-specific issues in health care, which hurt AST T. Rowe Price Large Cap Growth. Industry exposures also detracted, notably overweights to banks and leisure and underweights to energy reserves and defense & aerospace.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST AllianceBernstein Core Value Portfolio	December 31, 2007
Subadvised by: AllianceBernstein L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST AllianceBernstein Core Value Portfolio	-3.56%	12.53%	7.18%
S&P 500 Index	5.49	12.82	4.26
Russell 1000® Value Index	-0.17	14.63	7.29
Portfolio inception: 5/1/2001.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AllianceBernstein Core Value Portfolio had a total return that was below the return of its style-appropriate benchmark, the Russell 1000 Value Index.

AllianceBernstein employs a traditional value investment approach that is slightly less aggressive than the Russell 1000 Value Index, and so we would expect its returns to generally be consistent with those of the Index and the peers. During a volatile year, value stocks suffered across the board. A market shift that occurred in the second half of the year heavily favored securities with growth attributes in all capitalization ranges. Subsequently, at year’s end, growth stocks trounced value stocks by an exceedingly wide margin in the Russell indexes.

Stock selection was the primary detractor of relative performance for the year. Assets held in the consumer cyclicals sector were a considerable drag on relative performance. The Portfolio’s holdings in the healthcare sector and the troubled financials sector also detracted from relative returns. Holdings in the energy sector contributed positively to relative performance, but it was not enough to offset overall losses.

Sector allocations hurt relative returns. The manager’s underexposure to the energy sector dragged on relative performance, as this sector outperformed for the year. An overexposure to the consumer cyclicals and an underexposure to the healthcare sector further hampered returns. An underweight position in utilities also had a negative impact.

Risk exposures overall did not have a meaningful impact on relative performance for the year.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST AllianceBernstein Growth & Income Portfolio	December 31, 2007
Subadvised by: AllianceBernstein L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST AllianceBernstein Growth & Income Portfolio	5.13%	13.68%	7.16%
S&P 500 Index	5.49	12.82	5.91
Russell 1000® Value Index	-0.17	14.63	7.68
Portfolio inception: 5/1/1992.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AllianceBernstein Growth & Income Portfolio had a total return that was above the return of its benchmark, the Russell 1000 Value Index.

The manager seeks to invest in very large, undervalued, temporarily out of favor, high quality companies that are major players in their industry and are beginning to experience improving earnings growth. Stocks are ranked on relative attractiveness to proprietary valuation measures, return potential, and earnings revision strength. The manager’s relative value sub-style has typically led to a portfolio with growth characteristics.

Stock selection had a positive impact on relative performance for the year. Companies in the basic materials sector, specifically those in the chemicals industry, highly benefited relative performance. The consumer non-cyclicals sector also contributed positively. Within the technology sector, computer hardware related holdings boosted results, as did the Portfolio’s holdings in the specialty retail industry (consumer cyclicals). Some of these gains were offset by companies in the oil reserves and oil services industries, which did not fare well for the year. Within the healthcare sector, drug makers lagged. The utilities, consumer services, and commercial services sectors slightly hindered relative performance.

Sector allocations had a negative impact on relative performance. An underexposure to the energy sector detracted significantly, as this sector experienced robust results for the year. Relative to the benchmark, an underexposure to the utilities sector as well as an overexposure to the technology sector had a negative effect on performance. However, an overweight exposure to the technology sector was in-line with the manager’s relative value process, which will typically lead to overweight positions in growth-type sectors such as consumer services, healthcare, and technology. This was evident as the Portfolio benefited from an overexposure to the healthcare sector. A significant underexposure to the financials sector, hobbled by the mortgage crisis and related credit problems, proved positive for the Portfolio.

Risk exposures for the year significantly augmented the value of the Portfolio. An underexposure to value-oriented and highyielding stocks, including stocks with lower beta (a lower beta means the stock is less volatile than the market) helped results, as did an underexposure to companies with high levels of debt. Another positive contributor from a risk exposure perspective was the low-trading activity of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST AllianceBernstein Managed Index 500 Portfolio	December 31, 2007
Subadvised by: AllianceBernstein L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST AllianceBernstein Managed Index 500 Portfolio	2.08%	10.76%	5.35%
S&P 500 Index	5.49	12.82	5.91
Portfolio inception: 1/2/1998.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AllianceBernstein Managed Index 500 Portfolio had a total return that was below its benchmark, the S&P 500 Index.

The AllianceBernstein management team combines a quantitative model with fundamental stock research to build an actively managed portfolio that tries to earn a premium over the return of the S&P 500 Index (the Index) while attempting to generally not deviate more than two percentage points from its annual return in either direction. The Portfolio closely follows the Index’s sector and industry allocations, although its average market capitalization (a measure of company size) will typically be higher.

In an extremely volatile year, the Index had scaled record highs, before the market took a turn in the second half of the year. Rising energy prices, higher mortgage payments, and reduced home equity combined to slow consumer spending. Problems in the mortgage market, evident early in the year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility. Corporate earnings growth began to slow, with S&P 500 earnings growth failing to break into the double digits for the first time in several years. Financial, retail, and homebuilding companies in the Index experienced the severity of these events.

Sector positioning was the primary detracting factor for the year. While the Portfolio had a modest overexposure to the troubled financial sector, it was not enough to keep it from hurting the Portfolio’s relative performance. Many financial institutions lost considerable share value due to ongoing mortgage industry and credit related issues. The Portfolio’s underexposure to the energy and utilities sectors also restricted relative performance for the year.

An overexposure to value-style stocks (low price-to-book ratios) was the primary detractor in terms of risk exposures for the year. Value stocks significantly underperformed growth stocks for the period.

Stock selection within the healthcare, consumer cyclicals, commercial services and financials sectors hurt results. Specifically, profitability in the financials sector was highly compromised, due to its attendant credit and liquidity woes. In the outperforming energy sector, assets in the benchmark not held in the Portfolio, which performed well on a relative basis, had a negative impact on relative performance. Conversely, assets held in the utilities, industrials and consumer services sectors helped relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST American Century Income & Growth Portfolio	December 31, 2007
Subadvised by: American Century Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST American Century Income & Growth Portfolio	-0.11%	12.11%	4.82%
S&P 500 Index	5.49	12.82	5.91
Russell 1000® Index	5.77	13.43	6.20
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST American Century Income & Growth Portfolio had a total return that was below benchmark, the Russell 1000 Index, a broad measure of large-capitalization stocks.

In 2007, stocks associated with the crumbling housing and mortgage markets plummeted while generally companies with a global footprint advanced. The bifurcated market worked to the advantage of active money managers. Active managers benefited from underweights to the financials services sector and by capitalizing on broader themes that drove the market such as the outperformance of energy and technology stocks. In a sharp reversal from 2006, growth stocks outperformed value stocks and the spread, or the difference, between the Russell 1000 Growth Index and the Russell 1000 was almost 12 percentage points. As macroeconomic indicators weakened, risk averse investors increasingly sought larger companies with steady growth prospects and international sources of revenue over smaller companies.

In this environment, the Portfolio’s more index-oriented management approach combined with a value bias was a disadvantage and subsequently the Portfolio’s style characteristics had a negative effect on relative return. The Portfolio’s overexposure to equities exhibiting above index-average value characteristics, such as low price-to-earnings, price-to-book, and high dividend yields, was a negative after economic uncertainty increased and investors placed a sizable premium on growth and momentum factors. An above index-average exposure to companies with high levels of debt also proved detrimental to relative return, as credit conditions grew more challenging and operating results less predictable in the second half of the year.

Also, in aggregate, the Portfolio’s selection of assets detracted. Holdings in the medical services, energy reserves, biotech, construction and real property, information services, and thrift industries hurt performance. Among the largest detractors were companies in the healthcare sector, Amgen, Inc. (1.4%) and Wellcare Health Plans, Inc. (0.2%); financial service companies Countrywide Financial (0.2% as of 9/30/07), Washington Mutual, Inc. (0.2%), and Citigroup, Inc. (1.6%); as well as RadioShack Corp (0.6%) and Exxon Mobil Corp. (5.2%). This negative impact was amplified by an underexposure to benchmark stocks like Apple Inc. (0.3%), which were strong performers in 2007.

The Portfolio’s sector/industry positioning contributed positively to relative return. Overweight positions in energy reserves, oil refining, and mining and metals industries had a favorable effect. Underweight positions in banking, department stores, financial services, clothing stores, and specialty retail industries were also a positive.

The Portfolio’s volatility relative to the benchmark had a negligible impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST American Century Strategic Allocation Portfolio	December 31, 2007
Subadvised by: American Century Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST American Century Strategic Allocation Portfolio	8.92%	10.11%	6.44%
Balanced Blended Index	6.85	11.43	6.75
S&P 500 Index	5.49	12.82	5.91
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the American Century Strategic Allocation Portfolio had a total return that was above its Balanced Blended Index.

The manager’s objective is to outperform its comparative index on a risk-adjusted basis over a three to five-year time horizon. Overall, the Portfolio is expected to exhibit characteristics (price-to-earnings, price-to-book value) that are similar to those of its blended benchmark. American Century uses quantitative models and fundamental stock research to construct a stock portfolio that seeks outperformance based on stock selection, rather than emphasizing of specific sectors, market capitalization range, or growth-versus-value characteristics. Its quantitative stock-selection model uses measures of each stock’s valuation, growth, and market sentiment to determine overweights or underweights compared with the S&P 500 Index. The bond segment invests primarily in high-grade government, corporate, and asset-backed securities.

As of May 1, 2007 the manager shifted a simple 60% equity / 40% fixed income blend to a more dynamic model consisting of 10 sub-accounts covering a broad range of asset classes and investment styles. The Portfolio now follows a custom benchmark consisting of 48% Russell 3000 / 15% MSCI EAFE / 31% Citigroup Broad Investment Grade Index / 6% 3-Month T-Bill.

A conservative positioning throughout most of the year helped the Portfolio achieve a positive return against its blended benchmark. Eight out of the Portfolio’s 10 sub-accounts matched or outperformed their respective style benchmarks. The largest positive contributors to relative return were the Mid Growth, Large Growth, Developed Equity Markets, Emerging Equity Markets, and High Quality Bond sub-accounts. The Portfolio held a strategic overweight in fixed income holdings versus equities, as bonds outperformed stocks for the year.

Equity markets moved downward from previous record highs in the latter part of the year. Foreign markets outpaced U.S. returns, as the MSCI EAFE index effectively doubled the return of the S&P 500 index. An overweight position in non-U.S. equities significantly boosted relative return. A non-benchmark position in emerging markets also augmented relative performance. In line with broad market trends for the year, the Portfolio was overweight in larger companies with growth attributes.

A position in international bonds bolstered relative performance, as high quality non-dollar bonds benefited from more stable yields and a weaker dollar. These positive returns were offset, however, by the Portfolio’s non-benchmark investment in high-yield bonds, which underperformed their investment grade counterparts.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Balanced Asset Allocation Portfolio	December 31, 2007
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
		Since
	1-Year	Inception
AST Balanced Asset Allocation Portfolio	9.21%	10.26%
S&P 500 Index	5.49	10.09
Blended Index	6.76	9.95
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Balanced Asset Allocation Portfolio had a total return above its Blended Index.

The Portfolio attempts to outperform a blended benchmark consisting of 52% Russell 3000 Index (a measure of the broad U.S. equity market), 13% MSCI EAFE Index (a measure of the broad developed country international equity market), and 35% Lehman Aggregate Bond (a measure of the U.S. investment grade bond market). The Portfolio’s performance relative to this benchmark is determined by its overweights and underweights compared to the benchmark in different asset classes and by the performance of the funds selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s overweight to stocks relative to bonds detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch, the Federal Reserve (the Fed) subsequently lowered interest rates. The rate cuts contributed to weakness in the U.S. dollar as lower rates make the currency less attractive to investors. Within the Portfolio’s fixed income allocation, exposure to money market and high yield assets detracted from performance. Money market assets lagged after the Fed began lowering rates and high yield bonds generally lagged as liquidity dried up. An allocation to unhedged global fixed income was rewarded, benefiting from the weaker greenback. Some equity exposure contributed positively to relative performance. An overweight to international equities was rewarded as the MSCI EAFE outperformed the Russell 3000 Index. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited significantly from an emphasis on growth versus value stocks and large-cap versus small-cap stocks. An allocation to natural resources was also a positive. The sector’s performance was significantly greater than the U.S. broad equity market as energy and other commodity prices advanced.

Several managers posted strong returns versus their respective benchmarks and made substantial positive contributions to relative performance, including: AST AllianceBernstein Growth & Income, AST Marsico Capital Growth, AST PIMCO Total Return, AST International Growth, and AST International Value. Detractors included stock-specific factors within consumer non-cyclicals and technology, which hurt AST Large Cap Value and stock-specific issues in health care, which hurt AST T. Rowe Price Large Cap Growth. Industry exposures also detracted, notably overweights to banks and leisure and underweights to energy reserves and defense & aerospace.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Capital Growth Asset Allocation Portfolio	December 31, 2007
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
		Since
	1-Year	Inception
AST Capital Growth Asset Allocation Portfolio	9.37%	11.37%
S&P 500 Index	5.49	10.09
Blended Index	6.64	10.86
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Capital Growth Asset Allocation Portfolio had a total return above its Blended Index.

The Portfolio attempts to outperform a blended benchmark consisting of 64% Russell 3000 Index (a measure of the broad U.S. equity market), 16% MSCI EAFE Index (a measure of the broad developed country international equity market), and 20% Lehman Aggregate Bond Index (a measure of the US investment grade bond market). The Portfolio’s performance relative to this benchmark is determined by its overweights and underweights compared to the benchmark in different asset classes and by the performance of the funds selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s overweight to stocks relative to bonds detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch, the Federal Reserve (the Fed) subsequently lowered interest rates. The rate cuts contributed to weakness in the U.S. dollar as lower rates make the currency less attractive to investors. Within the Portfolio’s fixed income allocation, exposure to money market and high yield assets detracted from performance. Money market assets lagged after the Fed began lowering rates and high yield bonds generally lagged as liquidity dried up. An allocation to unhedged global fixed income was rewarded, benefiting from the weaker greenback. Some equity exposure contributed positively to relative performance. An overweight to international equities was rewarded as the MSCI EAFE outperformed the Russell 3000 Index. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited significantly from an emphasis on growth versus value stocks and large cap versus small cap stocks. An allocation to natural resources was also a positive. The sector’s performance was significantly greater than the U.S. broad equity market as energy and other commodity prices advanced.

Several managers posted strong returns versus their respective benchmarks and made substantial positive contributions to relative performance, including: AST AllianceBernstein Growth & Income, AST Marsico Capital Growth, AST PIMCO Total Return, AST International Growth, and AST International Value. Detractors included stock-specific factors within consumer non-cyclicals and technology, which hurt AST Large Cap Value, and stock specific-issues in health care that hurt AST T. Rowe Price Large Cap Growth. Industry exposures also detracted, notably overweights to banks and leisure and underweights to energy reserves and defense & aerospace.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Cohen & Steers Realty Portfolio	December 31, 2007
Subadvised by: Cohen & Steers Capital Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Cohen & Steers Realty Portfolio	-19.94%	18.97%	10.56%
S&P 500 Index	5.49	12.82	5.91
NAREIT Equity Index	-15.69	18.17	10.49
Dow Jones Wilshire REIT Index	-17.55	18.27	N/A
Portfolio inception: 1/2/1998.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AST Cohen & Steers Realty Portfolio had a total return that was below its benchmark.

The Portfolio employs a growth at a reasonable price (GARP) investment strategy to invest in individual Real Estate Investment Trusts (REITs), primarily within the core sectors of office, apartment, industrial, and retail REITs. REITs are publicly traded companies that pay out at least 90% of their income in dividends. The Portfolio’s strategy combines top-down macroeconomic analysis of national, regional, and local economies with a bottom-up security selection process, incorporating valuation and growth considerations.

After a long period of excellent returns, the REIT market (represented by the Dow Jones Wilshire REIT Index) lagged the broader equity market (represented by the S&P 500) by almost 23 percentage points. The commercial real estate market peaked early in 2007 when the private-equity firm Blackstone Group LP paid $23 billion for Equity Office Properties, the largest real-estate transaction in history in dollar terms. Then spillover from the residential credit crunch began to affect the commercial real estate market. The commercial mortgage-backed securities market was beaten down similarly to residential mortgage securities, despite no significant problems with defaults. Deal making slowed as financing dried up and investors balked at the steep prices being asked for property. Prices of office buildings, shopping malls, and apartment complexes fell for the first time in several years as investors fretted that the ongoing credit crisis and consumer-spending slowdown might lead to lower occupancy rates and slumping property values.

Within the Portfolio, sector weightings hurt relative performance, particularly an underweight in healthcare REITs. Healthcare facilities tend to have long-term leases, a desirable quality during an economic slowdown. The sector was one of the few with a positive return in 2007, as 10 of the 14 sectors within the benchmark had negative returns.

An overweight and less-than-optimal security selection in apartment REITs also hurt performance. Investors punished the sector due to the generally shorter lease terms on apartments and a belief that residential overbuilding might drive down rents.

The managers are cautiously optimistic going forward. The current downturn in REITs has made valuations more attractive. Fundamentals remain solid – vacancy rates are low and retail, office, and industrial rents are still high. Unlike the early 1990’s, most sectors are not overbuilt. Going forward, the managers will continue to deploy their investment strategy that focuses on companies with strong management, compelling long-term business models, and properties in the most desirable locations.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Conservative Asset Allocation Portfolio	December 31, 2007
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
		Since
	1-Year	Inception
AST Conservative Asset Allocation Portfolio	9.08%	9.67%
S&P 500 Index	5.49	10.09
Blended Index	6.82	9.34
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Conservative Asset Allocation Portfolio had a total return above its Blended Index.

The Portfolio attempts to outperform a blended benchmark consisting of 44% Russell 3000 Index (a measure of the broad U.S. equity market), 11% MSCI EAFE Index (a measure of the broad developed country international equity market), and 45% Lehman Aggregate Bond Index (a measure of the U.S. investment grade bond market). The Portfolio’s performance relative to this benchmark is determined by its overweights and underweights compared to the benchmark in different asset classes and by the performance of the funds selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s overweight to stocks relative to bonds detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch, the Federal Reserve (the Fed) lowered interest rates. The rate cuts contributed to weakness in the U.S. dollar as lower rates make the currency less attractive to investors. Within the Portfolio’s fixed income allocation, exposure to money market and high yield assets detracted from performance. Money market assets lagged after the Fed began lowering rates and high yield bonds generally lagged as liquidity dried up. An allocation to unhedged global fixed income was rewarded, benefiting from the weaker greenback. Some equity exposure contributed positively to relative performance. An overweight to international equities was rewarded as the MSCI EAFE outperformed the Russell 3000 Index. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited significantly from an emphasis on growth versus value stocks and large cap versus small cap stocks. An allocation to natural resources was also a positive. The sector’s performance was significantly greater than the U.S. broad equity market as energy and other commodity prices advanced.

Several managers posted strong returns versus their respective benchmarks and made substantial positive contributions to relative performance including: AST AllianceBernstein Growth & Income, AST Marsico Capital Growth, AST PIMCO Total Return, AST International Growth, and AST International Value. Detractors included stock-specific factors within consumer non-cyclicals and technology, which hurt AST Large Cap Value and stock-specific issues in health care, which hurt AST T. Rowe Price Large Cap Growth. Industry exposures also detracted, notably overweights to banks and leisure and underweights to energy reserves and defense & aerospace.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Large-Cap Value Portfolio	December 31, 2007
Subadvised by: Deutsche Investment Management Americas, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST DeAM Large-Cap Value Portfolio	1.18%	15.03%	6.64%
S&P 500 Index	5.49	12.82	2.11
Russell 1000® Value Index	-0.17	14.63	6.74
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST DeAM Large-Cap Value Portfolio had a total return that was above its benchmark index, the Russell 1000 Value Index, a broad measure of large capitalization value stocks.

In a sharp reversal from 2006, growth stocks outperformed value stocks. Within the Russell family of indexes, after seven years of leadership, the value style underperformed its respective growth style indexes across all market capitalizations by a significant double-digit spread. The relatively poor performance of financial services stocks, which represent a large portion of each value index, was partly responsible for the reversal. Banks and other financial firms were hit hard by bad bets on the mortgage market after problems associated with the slumping U.S. housing market mushroomed. In the shadow of the subprime mortgage crisis and the associated credit crunch, investors also favored large capitalization companies over small companies. Larger, multinational firms typically have a larger percentage of revenues generated overseas and greater growth prospects than smaller companies. Although both groups had negative returns, the Russell 1000 Value Index outperformed the Russell 2000 Value Index, representing small-cap value stocks, by more than nine percentage points.

Within the Portfolio, Deutsche Asset Management applies a quantitative stock selection process to select stocks based on fundamental factors of valuation and growth potential. The process also incorporates market sentiment factors to help identify catalysts that may drive stock price appreciation. The Portfolio is typically more diversified than a traditional actively managed portfolio. The strategy relies primarily on stock selection to generate outperformance by holding risk factors such as sector weights, market capitalization, and investment style neutral relative to the Russell 1000 Value Index.

Stock selection was the primary driver of outperformance in 2007. Stocks in several industries, including oil refining in the energy sector, heavy machinery in the industrials sector, and numerous industries in the consumer cyclical and the consumer services sectors, boosted performance.

Also contributing to performance, although to a lesser degree than stock selection, were sector selection and exposure to certain risk factors. An underweight to the financial sector boosted returns as the entire sector was beset by problems related to the subprime mortgage crisis. The manager’s slight overexposure to momentum, which measures the momentum of changes in the price of a security, helped performance. Some investors regard price momentum as important when the economy is showing signs of slowing. A slight underweight to value stocks, defined as a relatively low ratio of book value of a stock divided by its market price, also benefited performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST DeAM Small Cap Value Portfolio	December 31, 2007
Subadvised by: Deutsche Investment Management Americas, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST DeAM Small Cap Value Portfolio	-17.77%	11.82%	5.51%
Russell 2000® Index	-1.57	16.25	8.75
Russell 2000® Value Index	-9.78	15.80	8.96
Portfolio inception: 5/1/2002.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the DeAM Small-Cap Value Portfolio had a total return that was substantially below the Russell 2000 Value Index.

Deutsche Asset Management uses a quantitative process to maintain a Portfolio risk profile that is similar to the Russell 2000 Value Index, while utilizing valuation, growth, and market sentiment factors for stock selection. It is intended to neutralize most risk factors, while seeking to outperform the benchmark by stock selection.

Stock selection was overwhelmingly the reason the Portfolio underperformed relative to the benchmark. Poor performance from holdings in numerous sectors contributed to the Portfolio’s overall underperformance. Positions in multiple industries in the consumer-cyclical sector detracted from relative performance, as did holdings in the financials sector, particularly in the financial services industry. Companies that the Portfolio held in the energy sector, specifically in the energy reserves, underperformed during the year.

Sector selection as well as style and risk exposure had a negligible impact on performance for the year.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Federated Aggressive Growth Portfolio	December 31, 2007
Subadvised by: Federated Equity Management Company of Pennsylvania, Federated MDTA, LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
			Since
	1-Year	5-Year	Inception
AST Federated Aggressive Growth Portfolio	11.21%	23.44%	5.47%
Russell 2000® Index	-1.57	16.25	7.56
Russell 2000® Growth Index	7.05	16.50	2.33
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the Federated Aggressive Growth Portfolio had a total return that was above its benchmark, the Russell 2000 Growth Index.

The Federated Aggressive Growth Portfolio is co-managed by Federated Kaufmann and Federated MDT. These managers use basically the same universe of equities, but they rely on two very different strategies. Federated Kaufmann deploys a fundamental stock selection process, whereas MDT uses a purely quantitative model to drive results. As of the end of the third quarter, Kaufmann managed approximately 70% of Portfolio assets, while MDT managed the other portion. Both managers rely on stock selection as the major driver of investment performance, but quantitative strategies may face challenges when markets shift direction, and this may affect the MDT portion.

Strong stock selection drove the Portfolio’s solid performance. Two companies essentially produced the greatest impact on returns, and both were related to the solar energy industry. Both of the co-managers held these companies during the year. Overall, market exposure and positive stock price momentum augmented results, but were comparatively minor to stock selection.

Industry positions detracted slightly from performance. An overweight in the defense and aerospace industry helped returns, while an underweight position in energy reserves hurt.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST First Trust Balanced Target Portfolio	December 31, 2007
Subadvised by: First Trust Advisors, L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	Since Inception
AST First Trust Balanced Target Portfolio	8.56%	8.87%
S&P 500 Index	5.49	9.50
Primary Blended Index	6.34	9.12
Secondary Blended Index	5.92	8.09
Portfolio inception: 3/20/2006.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AST First Trust Balanced Target Portfolio had a total return that was above its Primary Blended Index.

The Portfolio seeks to outperform a blended benchmark consisting of 45% Russell 3000 Index (domestic stocks), 20% MSCI EAFE (international stocks), and 35% Lehman Brothers U.S. Corporate Investment Grade Index (domestic investment-grade corporate bonds) (“Primary Blended Index”). The Portfolio allocates its assets across six uniquely specialized investment strategies and will normally invest approximately 65% of its total assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. On or about the annual selection date (March 1), the Portfolio will establish both the percentage allocations among the six investment strategies and the percentage allocation of each security’s position within each of the five investment strategies that invest primarily in equity securities.

The equity portion of the Portfolio was the primary driver of the Portfolio’s performance, relative to its Primary Blended Index. Stock selection in international holdings significantly boosted performance, as did particular holdings in the basic materials, energy, and technology sectors. Select positions in electronic equipment and chemical/fertilizer companies outperformed handsomely. Key performers also included a hotel and casino operator, a Brazilian oil refining firm, and a foreign automotive manufacturer.

Industry allocation provided a nominal increase to the Portfolio’s relative value. From a top-down perspective, though, an overweight position to the Primary Blended Index in the telephone, electrical utilities, and metals & mining industries helped enhance value. An underweight to energy reserves and overweight holdings in clothing retail stores detracted from value.

The Portfolio maintained a consistent exposure to certain market risk factors throughout the year, which detracted from relative performance. An overexposure to momentum stocks (companies recently experiencing positive price trends) increased its relative performance. However, an overexposure to companies with lower valuation measures (lower price-to-book and price-to-earnings ratios) than those in the Primary Blended Index offset positive performance. Moreover, the credit crunch that expanded during the second half of the year negatively affected the Portfolio through its overexposure to companies with higher levels of debt than those in the Blended Index. Portfolio exposure to companies with higher than average price and earnings volatility also hurt relative performance, as investors exited these positions and sought opportunities in stocks with consistent earnings and growth attributes.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST First Trust Capital Appreciation Target Portfolio	December 31, 2007
Subadvised by: First Trust Advisors, L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	Since Inception
AST First Trust Capital Appreciation Target Portfolio	11.42%	9.89%
S&P 500 Index	5.49	9.50
Primary Blended Index	6.72	9.89
Secondary Blended Index	5.60	8.32
Portfolio inception: 3/20/2006.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AST First Trust Capital Appreciation Target Portfolio had a total return that was above its Primary Blended Index.

The Portfolio seeks to outperform a blended benchmark consisting of 55% Russell 3000 Index (domestic stocks), 25% MSCI EAFE (international stocks), and 20% Lehman Brothers U.S. Corporate Investment Grade Index (domestic investment-grade corporate bonds) (the “Primary Blended Index”). The Portfolio allocates its assets across six uniquely specialized investment strategies and will normally invest approximately 80% of its total assets in equity securities and 20% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 75-85% and the fixed-income portion between 15-25%. On or about the annual selection date (March 1), the Portfolio will establish both the percentage allocations among the six investment strategies and the percentage allocation of each security’s position within each of the five investment strategies that invest primarily in equity securities.

Although both the equity and fixed income portions of the Portfolio outperformed, the equity portion of the Portfolio was the primary driver of the Portfolio’s performance, relative to its Primary Blended Index. Stock selection in international holdings significantly boosted performance, as did particular holdings in the basic materials, consumer services, and technology sectors. Select positions in electronic equipment and chemical/fertilizer companies outperformed handsomely. Key performers also included companies in hotel and casino operations, oil refining, and foreign automotive manufacturing.

The Portfolio maintained a consistent exposure to certain market risk factors throughout the year, which contributed positively to relative performance. An overexposure to momentum stocks (companies recently experiencing positive price trends) increased its relative performance. Additionally, an underexposure to companies paying dividends enhanced relative performance. Also, an underexposure to companies with lower valuation measures (lower price-to-book and price-to-earnings ratios) than those in the Primary Blended Index was positive. The credit crunch that expanded during the second half of the year negatively affected the Portfolio through its overexposure to companies with higher levels of debt than those in the Primary Blended Index. Portfolio exposure to companies with higher than average price and earnings volatility also hurt relative performance, as investors exited these positions and sought opportunities in stocks with consistent earnings and growth attributes.

Industry allocation provided a nominal increase to the Portfolio’s relative value. From a top-down perspective, an underweight to banks and specialty retail added value, as did an overweight position versus the Primary Blended Index in telephone, electronic equipment, and metals & mining. An underweight to energy reserves and overweight holdings in clothing retail stores and hotels detracted from value.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Concentrated Growth Portfolio	December 31, 2007
Subadvised by: Goldman Sachs Asset Management L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Goldman Sachs Concentrated Growth Portfolio	14.00%	10.97%	3.80%
S&P 500 Index	5.49	12.82	5.91
Russell 1000® Growth Index	11.81	12.11	3.83
Portfolio inception: 11/6/1992.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the Goldman Sachs Concentrated Growth Portfolio had a total return that was above its benchmark, the Russell 1000 Growth Index.

Goldman Sachs Asset Management (GSAM) uses a traditional growth approach believing that wealth is created through the longterm ownership of growing businesses. This perspective leads to longer holding periods and relatively low annual turnover of its portfolio. The three key tenets of their philosophy are: to take a long-term perspective in analyzing the strengths of a business; to focus on quality, as measured by sustainable and predictable earnings growth; and pay particular attention to valuation at purchase. However, GSAM’s fundamental analysis goes much further by considering brand name, market share, pricing power, cash flow, return on invested capital, sources of competitive advantage and the strength of company management.

The Portfolio’s adherence to its benchmark regarding sector weights and average market capitalization is relatively low due to the bottom-up process, which may drive the portfolio toward areas where the team is finding consistent growth at attractive valuations. From a sector perspective, this has historically meant large overweights to consumer discretionary stocks. However, typical growth sectors such as technology, consumer services, and certain financial stocks, will typically show strong representation in the portfolios.

The Portfolio’s overexposure to the energy sector was the largest contributor to its solid performance relative to its benchmark. An underexposure to technology, consumer cyclicals, healthcare, and commercial services also helped to augment performance. Negative factors for the year included an overexposure to financials and an underexposure to basic materials and industrials.

Regarding style issues, the Portfolio’s underexposure to stocks with high dividend and earnings yields (inverse P/E) helped relative performance. However, an overexposure to highly leveraged holdings with high debt-to-total asset ratios detracted from performance, and partially offset the Portfolio’s overall positive relative return from investment style factors.

In 2007, the Portfolio benefited from several strong stock selection picks, particularly in the energy, financial, and healthcare sectors.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2007
Subadvised by: Goldman Sachs Asset Management L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Goldman Sachs Mid-Cap Growth Portfolio	19.35%	15.27%	-6.72%
S&P Mid-Cap 400 Index	7.98	16.20	9.06
Russell Mid Cap® Growth Index	11.43	17.90	0.83
Portfolio inception: 5/1/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Mid Cap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the Goldman Sachs Mid-Cap Growth Portfolio had a total return that was significantly above the Russell Mid Cap Growth Index.

Goldman Sachs Asset Management (GSAM) uses a traditional growth approach believing that wealth is created through the long-term ownership of growing businesses. This perspective leads to longer holding periods and relatively low annual turnover of its portfolio. However, GSAM’s fundamental analysis goes much further, considering brand name, market share, pricing power, cash flow, return on invested capital, sources of competitive advantage and the strength of company management. Quarterly Manager Review.

In a year marked by high turbulence, growth stocks handily outperformed in 2007. A market shift that occurred in the second half of the year heavily favored securities with growth attributes in all capitalization ranges. Subsequently, the Russell indexes that track value stocks failed to post a positive return. At year’s end, growth stocks trounced value stocks by an exceedingly wide margin in the Russell Midcap universe.

Bottom-up stock selection is at the cornerstone of the manager’s approach. Strong stock selection across the board rewarded the Portfolio’s performance relative to the benchmark. The largest gains came from the oil services, specialty retail, media, heavy electrical equipment, biotech, computer software, information services, and financial services industries. Stock picks in the property & casualty insurance and the securities & asset management industries partially offset relative performance.

While growth stocks were in favor for the year, style characteristics did not contribute to positive returns as much as stock selection. The Portfolio benefited from an overexposure to growth stocks, from an underexposure to companies with above market dividend yields, and also from an underexposure to leveraged stocks (companies with high debt-to-total asset ratios). But an overexposure to value stocks (companies with above market book-to-price ratios) along with an underexposure to momentum stocks (companies experiencing recent price strength) detracted from results. Overall, the Portfolio’s style attributes were neutral to relative performance in 2007.

The Portfolio’s relative performance was augmented by overexposure to the energy, technology, and health care sectors, coupled with an underexposure to the consumer services and consumer cyclical sectors. Detracting from relative performance, though, was an underexposure to the basic materials and utility sectors, accompanied by an overexposure to the commercial services sector. For the year, sector positioning, like stock style attributes, had a neutral effect on relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Goldman Sachs Small Cap Value Portfolio	December 31, 2007
Subadvised by: Goldman Sachs Asset Management L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Goldman Sachs Small Cap Value Portfolio	-5.12%	14.64%	11.30%
Russell 2000® Index	-1.57	16.25	7.08
Russell 2000® Value Index	-9.78	15.80	9.06
Portfolio inception: 1/2/1998.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST Goldman Sachs Small-Cap Value Portfolio had a total return above its benchmark, the Russell 2000 Value Index.

The Portfolio is managed in a traditional value style with an emphasis on profitability and management quality. The manager employs a conservative strategy that will typically outperform in weaker markets when investors prefer high quality investments and in environments that favor more traditional value sectors such as energy, industrials, and materials. Conversely, the Portfolio may underperform when more speculative, or lower quality, stocks are driving the market.

Although the Portfolio outperformed its benchmark, value stocks suffered across the board during a year marked by periods of extreme volatility. A market shift that occurred in the second half of the year heavily favored securities with growth attributes in all capitalization ranges. From a broad market perspective, growth stocks trounced value stocks by an exceedingly wide margin in all of the Russell indexes. More specifically, the Portfolio’s benchmark, the Russell 2000 Value Index, declined by almost 10%, while the Russell 2000 Growth Index notched the year at a 7% positive return for the year.

The Portfolio’s relative performance benefited mostly from style characteristics. An underexposure to stocks with above index average book-to-price ratios, weaker balance sheets (as determined by their above market debt-to-total asset ratios), and high dividend yields contributed positively to relative return. Over the longer term, the Portfolio has consistently been underexposed to those style attributes.

The Portfolio benefited from its modest underweight position in the poor performing financial and consumer services sectors. An overweight to the stronger performing utility sector also contributed to performance.

Stock selection augmented relative performance. Portfolio holdings in the chemicals, leisure, heavy electrical equipment, industrial parts, medical products, electronic equipment, medical services and equity REIT industries contributed positively to overall performance. However, this positive contribution to return was partially offset by sub-par stock selection in the forestry and paper, motor vehicles and parts, clothing stores, construction/real property, and banking industries.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST High Yield Portfolio	December 31, 2007
Subadvised by: Pacific Investment Management Company, LLC (PIMCO)

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST High Yield Portfolio	2.48%	9.08%	3.87%
Lehman Brothers U.S. Corporate High Yield Index	1.87	10.90	5.51
Lehman Brothers U.S. High Yield 2% Issuer Capped Index	2.27	10.74	5.59
Merrill Lynch Yield Master Index	2.17	10.57	5.80
Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AST High Yield Portfolio had a total return that was above its benchmark.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities, which substantially outperformed high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade. Among high yield corporate bonds, returns varied widely across sectors and industries. For example, the home construction, building products, and finance sectors posted losses for the year, while aerospace/defense, energy, pharmaceuticals, healthcare, and chemicals posted gains.

Overall, PIMCO’s sector allocation strategy helped the Portfolio outperform its benchmark index. Compared to its benchmark, the Portfolio had underweight exposures to the finance and building products sectors, both of which performed poorly as noted. The former was pressured as prominent banks took multibillion dollar write-downs on securities linked to risky mortgages in the United States. The latter, which was led lower by poorly performing construction companies, was pressured by deteriorating conditions in the housing market. On a negative note, the Portfolio’s underweight exposure to the consumer non-cyclical sector detracted from its relative performance, as the sector outperformed the broader high yield market primarily driven by the strong performance of the pharmaceutical industry. Exposure to CCC-rated bonds, one of the lower ratings categories in the high yield market, was another negative for the Portfolio. Lower-rated high yield bonds underperformed the broader high yield market in the risk-averse investment environment.

PIMCO’s security selection in the energy sector worked well, particularly among bonds of pipeline companies, which outperformed the broader energy sector and helped the Portfolio outperform its benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST International Growth Portfolio	December 31, 2007
Subadvised by: William Blair & Company, LLC, Marsico Capital Management LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST International Growth Portfolio	19.05%	22.26%	9.53%
MSCI EAFE Index® (GD)	11.63	22.08	9.04
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the International Growth Portfolio had a total return that was well above its benchmark, the MSCI EAFE Index® (GD).

This traditional growth portfolio is currently made up of two portions, which are managed by William Blair and Marsico Capital Management. Blair manages approximately 70% of the Portfolio’s assets. Blair’s investment policies focus on a long-term approach to investing in quality growth companies that are well understood. Marsico employs an investment process that combines top-down macroeconomic analysis with bottom-up research when selecting international equities for the Portfolio.

The largest beneficial effect on the Portfolio involved its exposure to risk factors. During the second half of the year, the market took a turn that favored firms with large capitalizations. This trend picked up steam when a financial crisis tied to risky mortgages sent investors fleeing to shares of companies with consistent earnings growth. Subsequently, an underexposure to value-style equities, specifically stocks with lower price-to-book ratios (P/B), and an overexposure to stocks with price momentum (companies experiencing recent price strength) drove the Portfolio’s performance, as both managers held an overexposure to momentum stocks. Also, companies with lower P/B ratios underperformed those with higher P/B ratios.

Allocations to single countries played a positive role in enhancing returns. Specifically, the Portfolio’s positions in Canada and emerging markets countries such as China and Brazil (which are not in the MSCI EAFE Index) significantly helped performance. Also, an underweight position to Japan and an overweight position to Hong Kong proved positive for the year. While the Portfolio’s strategy primarily focuses on investments in developed economies (EAFE-based), the managers can invest in emerging markets, if potential opportunities arise.

Overall, the Portfolio gained from stock selection in all sectors, but the energy, financials and telecommunication services sectors contributed the most significant gains.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST International Value Portfolio	December 31, 2007
Subadvised by: LSV Asset Management, Thornburg Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST International Value Portfolio	17.81%	22.58%	8.61%
MSCI EAFE Index® (GD)	11.63	22.08	9.04
Portfolio inception: 5/2/1995.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the International Value Portfolio had a total return that was above the MSCI EAFE Index® (GD).

LSV Asset Management and Thornburg Investment Management subadvised the Portfolio. LSV is a deep value manager that deploys a quantitative investment strategy based on research into value investing and studies of investor behavior. Thornburg is a relative value manager that has the flexibility to invest in companies typically held by both “value” and “growth” managers. Also, we would note that the strategy’s exposure to emerging markets stocks has generally been higher than that of many other international equity managers.

During the second half of the year, the market took a turn that favored firms with large capitalizations. This trend picked up steam when a financial crisis tied to risky mortgages sent investors fleeing to shares of companies with consistent earnings growth. Within the MSCI EAFE Index (the Index), value stocks underperformed growth stocks by the widest margin since the EAFE Value and Growth indices were created. With an overweight to companies with growth attributes, a larger market cap bias versus the benchmark, and holdings in strong performing emerging markets, the Thornburg portion of the Portfolio significantly outperformed the Index. The LSV portion posted a positive return, but ended the year lagging the Index. As the market shifted away from traditional value investments, LSV faced a more difficult challenge, since it typically invests more heavily in companies with smaller market capitalizations that have lower valuation multiples than companies in the Index.

Overall, the Portfolio benefited from exposure to non-benchmark countries, such as China, Canada, Israel, and Mexico. Also helping performance was an underweight position in the poor performing Japanese market and an overweight position in the strong performing Hong Kong market.

Specific sector allocations contributed positively but marginally to performance relative to the Index. The Portfolio benefited from an underweight position in financials and from overweight positions in the telecommunications and materials sectors. Detracting slightly from performance were underweight positions in industrials and a small overweight in healthcare.

Stock selection in the materials, information technology, and financials sectors contributed positively to the Portfolio’s performance relative to the benchmark.

From a country perspective, the Portfolio benefited the most from holdings in Japan, where positions handily exceeded the return of the Japanese market. Additionally, holdings in Germany and Hong Kong helped performance, while positions in companies in Switzerland and the United Kingdom detracted from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST JPMorgan International Equity Portfolio	December 31, 2007
Subadvised by: JPMorgan Investment Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST JPMorgan International Equity Portfolio	9.44%	17.94%	7.62%
MSCI EAFE Index® (GD)	11.63	22.08	9.04
Portfolio inception: 4/19/1989.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the JPMorgan International Equity Portfolio had a total return that was below the return of its benchmark, the MSCI EAFE Index® (GD).

The JPMorgan International Equity Portfolio managers invest in high quality, large capitalization companies, although they may also invest in some mid-cap names. The Portfolio’s overall market capitalization is similar to that of the benchmark. The JPMorgan International strategy is not style driven; however, historical analysis shows a slight growth bias over time. The Portfolio has historically been more conservative than its peers, but it has still delivered strong, above average returns compared to its benchmark.

Financials were the weakest performing sector in the benchmark, and the largest detractor from the Portfolio’s relative performance. The mortgage crisis and credit-related problems that roiled markets during the second half of the year severely affected major financial institutions, mainly in the U.S and Europe. In other areas, the Portfolio’s underexposure to the strong telecom and utilities sectors limited relative performance. An overexposure to the weaker healthcare and technology sectors also had a negative impact. An overexposure to the robust energy sector did prove helpful.

Stock selection contributed positively to relative performance. The Portfolio’s holdings in energy stocks, buoyed by high oil prices, outperformed the broad market. Positions held in the telecom, utilities, and materials sectors also contributed positively.

Country allocations did not significantly affect relative performance. It should be noted that country allocations are the result of bottom-up stock selection, not an active decision in the management of this Portfolio. The Portfolio’s exposure to emerging markets, particularly in Brazil, benefited returns, as did an underexposure to a weak Japanese market. Gains from these positions, though, were offset by the Portfolio’s underexposure to Australia and Germany, as well its overexposure to Switzerland.

Risk factors had little impact on the Portfolio, as exposure to large-cap companies within the benchmark outperformed for the year. But these positions were offset by the Portfolio’s underexposure to momentum stocks (stocks that exhibit relative price strength), which generally outperformed for the year.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Large-Cap Value Portfolio	December 31, 2007
Subadvised by: Dreman Value Management, LLC; Hotchkis and Wiley Capital Management, LLC; JP Morgan Investment Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Large-Cap Value Portfolio	-2.99%	11.12%	5.42%
S&P 500 Index	5.49	12.82	5.91
Russell 1000® Value Index	-0.17	14.63	7.68
Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST Large-Cap Value Portfolio had a total return below its style-specific benchmark, the Russell 1000 Value Index, a broad measure of large capitalization value stocks.

The Portfolio is managed by three subadvisers whose investment strategies are blended together to form a core plus investment objective. JP Morgan Asset Management, Dreman Value Management, and Hotchkis and Wiley Capital Management, are responsible for 40%, 30%, and 30% of the Portfolio’s total assets, respectively. JP Morgan follows a relative value or “growthier” investment style, Dreman follows a deep value approach; and Hotchkis and Wiley adheres to a value-oriented style. The Portfolio is expected to generate strong relative returns in markets that favor traditional value fundamentals including low price-to-earnings ratios (P/E) and high dividend yields. However, the Portfolio is expected to trail its benchmark in market environments when investors are less price-sensitive and more interested in companies with the greatest growth prospects.

In a sharp reversal from the previous year, growth stocks outperformed value stocks in 2007. Within the Russell family of indexes, after seven years of leadership, value style indexes underperformed their respective growth style indexes across all market capitalizations by a significant double-digit spread. And within the large cap universe measured by the Russell 1000 Index, value stocks lagged growth stocks by almost 12 percentage points. The relatively poor performance of financial services stocks, which represent a large portion of each value index, was partly responsible for the reversal. The housing downturn and ensuing credit crisis disproportionately affected the near-term business prospects of bank stocks.

The Portfolio’s style attributes in aggregate had a negligible effect on relative performance. Underperformance was mostly attributable to security selection by all three subadvisers, particularly in the computer software, specialty retail, tobacco, pharmaceutical, energy reserves, and construction and real property industries. The savings-and-loan behemoth, Washington Mutual, home-builder Lennar Corporation, and bond insurers Ambac Financial Group and MBIA were among the greatest detractors from return.

Security and industry positioning were modest performance headwinds and were attributable to the Hotchkis and Wiley subadviser. The Portfolio’s underweight position in the banking industry benefited relative return. Overweight positions in the tobacco, energy reserves, and computer software industries also helped performance. However, the positive excess return was completely offset by the Portfolio’s overweights in the specialty retail, financial services, thrifts, and construction and real property industries.

The Portfolio’s conservative risk profile, mainly attributable to the Dreman segment, had a positive impact on relative performance. A restrained sensitivity to market movements combined with an over four percent average cash position propped up performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Lord Abbett Bond-Debenture Portfolio	December 31, 2007
Subadvised by: Lord Abbett & Co. LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
AST Lord Abbett Bond-Debenture Portfolio	6.09%	8.49%	6.55%
Merrill Lynch U.S High Yield Master II Index	2.19	10.76	7.51
S&P 500 Index	5.49	12.82	2.11
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Lord Abbett Bond-Debenture Portfolio had a total return that was above its benchmark.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities and federal agency debt securities, which outperformed low-quality bonds in 2007.

Among the several factors that contributed to the Portfolio’s performance were its holdings in federal agency debt securities. It was also aided by its corporate bond positions in the health services and energy-related industries. Within health services, one of the Portfolio’s holdings, an owner and operator of hospitals and healthcare facilities in the United States and Europe, performed better than expected by successfully selling assets and paying down debt. Within the gas distribution industry, a position in a company that moves, manages, and markets a variety of energy products benefited from higher natural gas prices and a ratings upgrade. One of the Portfolio’s convertible bond holdings, a global business advisory firm, was also a strong performer, as the company benefited from growth in its technology and economic consulting divisions. Another positive for the Portfolio were bonds of a building and construction firm that experienced strong demand for its non-residential engineering and construction services, particularly from the energy, petrochemical, and defense sectors.

Detracting from the Portfolio’s performance were its holdings in the auto loans and media-cable industries. Within auto loans, one position was hurt by the company’s exposure to the struggling residential mortgage market. Within the media-cable industry, a broadband communications company suffered as cable valuations came under pressure from slowing growth in broadband subscriptions and continued losses in basic cable subscribers. The Portfolio’s stake in an equipment rental company specializing in earth moving machinery was another negative, as the firm has a large exposure to the Florida and California markets, which have been markedly affected by the housing correction.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Marsico Capital Growth Portfolio	December 31, 2007
Subadvised by: Marsico Capital Management, LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Marsico Capital Growth Portfolio	14.97%	14.95%	9.41%
S&P 500 Index	5.49	12.82	5.91
Russell 1000® Growth Index	11.81	12.11	3.83
Portfolio inception: 12/22/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST Marsico Capital Growth Portfolio had a total return above its benchmark, the Russell 1000 Growth Index, a broad measure of large capitalization growth stocks, and above the average of its peer group.

Despite the deterioration of credit conditions and increasing market turbulence in the second half of 2007, indexes tracking large cap growth companies recorded double-digit gains compared to more modest returns in the broader equity market. Within the Russell family of indexes, after seven years of value style leadership, the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread. The relatively poor performance of financial services stocks, which represent a large portion of the value indexes, was partly responsible for the growth style’s strong year. Investors also favored larger capitalization stocks, which often have a greater percentage of revenues generated overseas and stronger growth prospects than smaller cap stocks.

Marsico’s investment process combines top-down economic analysis with bottom-up company-specific research when choosing securities for the Portfolio. The top-down analysis that considers such factors as interest-rate and inflation trends provides a strategic backdrop for selecting individual securities. Company-specific research focuses on such attributes as solid business fundamentals, reasonable valuations, competitive positioning, and management strength and commitment to shareholder interests. The process results in a relatively concentrated portfolio of 30 to 50 stocks.

The Portfolio’s outperformance in 2007 was primarily attributable to security selections, particularly within the consumer services, financial, and basic materials sectors. MasterCard, Inc. (2.9%), MGM Mirage (2.2%), McDonald’s Corporation (4.9%), Monsanto Co. (3.3%), Apple Inc. (3.9%), Wynn Resorts Limited (2.4%), and Goldman Sachs Group, Inc. (4.1%) were among the largest contributors to relative return.

The Portfolio’s aggregate style characteristics also favorably affected relative return. Exposure to domestic equities with rapidly appreciating stock prices (momentum) contributed positively. Investors rewarded companies posting solid results despite increasing uncertainty around the economy’s near-term growth trajectory. However, a greater-than-index-average exposure to companies with high debt detracted. As credit conditions deteriorated, the future operating results of these companies became less predictable.

Sector/industry positioning had a negative impact on relative return. The Portfolio’s overweight positions in the hotel, restaurant, and bank industries and underweight positions in the medical products, computer software, internet, and energy reserve industries were detrimental. However, the impact was tempered by overweight positions in the defense and aerospace and railroad industries.

The Portfolio’s muted sensitivity to market movements and a cash position averaging over three percent were also a drag on relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Global Equity Portfolio	December 31, 2007
Subadvised by: Massachusetts Financial Services Company (MFS)

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST MFS Global Equity Portfolio	9.40%	17.10%	7.30%
MSCI World Index® (GD)	9.57	17.53	4.72
MSCI EAFE Index® (GD)	11.63	22.08	7.09
Portfolio inception: 10/18/1999.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the MFS Global Equity Portfolio had a total return that was slightly below its benchmark, the MSCI World Index®, an index comprised of 22 developed market countries in North America, Europe, and the Asia/Pacific Region, including the United States.

Global markets continued to advance in 2007. However, volatility picked up and most developed countries suffered a setback in the fourth quarter as bank exposure to subprime mortgage securities spread and concerns about the weakening U.S. economy mounted. Although fall-out from the U.S. affected global markets, other factors worked to support stock prices. Strong demand from rapidly growing emerging countries for products ranging from shampoo to heavy machinery supported the exports of developed countries. Supply and demand factors pushed some commodity prices, including energy and gold, to or near record highs. For the year developed countries around the world, excluding Japan, Ireland, and Sweden, finished in negative territory in local currency terms. Returns were positively impacted by a weakening U.S. dollar, which lost 7.5% of its value against a group of 26 currencies and reached its lowest level in a decade, according to a Federal Reserve trade-weighted index. A weaker greenback makes returns generated in foreign currencies more attractive when translated into U.S. dollars.

The MFS management team uses a core approach to investing, adhering to the investment philosophy that earnings growth is the key driver behind stock prices. The team uses a bottom-up, stock by stock, selection process to choose companies based on business fundamentals and relative stock valuations. The attention to valuations helps to temper the Portfolio’s volatility relative to the Index and more aggressive peers. Stock selection typically drives returns with this strategy and 2007 was no exception.

Holdings in the Portfolio were the primary driver of outperformance. Securities across broad-based sectors and multiple regions provided positive contributions. Companies in the financial services, health and personal care, and food and household products industries were the major contributors. On the downside, a French banking stock was a drag on relative performance.

Because the Portfolio emphasizes fundamental stock research, sector and country allocations are a by-product of stock picking rather than a top-down decision. Still, it is helpful to look at the returns of sectors and countries when explaining overall performance. Many of the manager’s sector allocations detracted to some extent although an underweight to financials and an overweight to consumer staples boosted performance. Underexposures to Canada and Australia throughout the year hurt performance. Conversely an underweight to the U.S. and an overweight to Germany aided relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST MFS Growth Portfolio	December 31, 2007
Subadvised by: Massachusetts Financial Services Company (MFS)

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST MFS Growth Portfolio	15.11%	12.79%	1.00%
S&P 500 Index	5.49	12.82	2.59
Russell 1000® Growth Index	11.81	12.11	-1.05
Portfolio inception: 10/18/1999.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the MFS Growth Portfolio had a total return that was above its benchmark, the Russell 1000 Growth Index, a broad measure of large capitalization growth stocks.

Despite increasing market turbulence in the second half of the year, indexes tracking large cap growth companies enjoyed solid double-digit gains in 2007 relative to the more modest returns of the broader equity market. Both groups, however, posted negative returns in fourth quarter after mounting concerns related to the subprime mortgage market and the associated credit crunch sparked fear of a recession.

In 2007, stocks associated with the crumbling housing and mortgage markets plummeted while generally companies with a global footprint advanced. The bifurcated market worked to the advantage of active money managers. Active managers benefited from underweights to the financial services sector and by capitalizing on broader themes that drove the market, such as the outperformance of energy and technology stocks.

Within the Russell family of indexes, after seven years of value style leadership, the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread. The relatively poor performance of financial services stocks, which represent a large portion of each value index, was partly responsible for the strong year for growth stocks. In the shadow of the credit crunch and a weakening U.S. dollar, investors also favored larger capitalization stocks, which often have a larger percentage of revenues generated overseas. The Russell 1000 Growth Index outperformed the Russell 2000 Growth Index, representing small cap stocks, by more than four percentage points.

MFS applies a growth-at-a-reasonable-price (GARP) approach to this Portfolio, using bottom-up stock selection to choose companies based on their relative stock valuations and business fundamentals. This tends to temper the Portfolio’s volatility relative to the Index and to its more aggressive peers. Bottom-up stock selection typically drives returns with this strategy and in 2007 the assets held generated solid performance. Certain overweight positions in oil refining, energy reserves, Internet, electronic equipment, industrial and information services, and entertainment industries provided much of the outperformance. Dampening relative returns were overweights in a computer software company and medical products provider.

Certain risk factors also benefited performance. The Portfolio was underexposed to higher dividend-yielding securities, stocks with higher levels of trading activity (stocks widely held by institutions), and those with higher debt-to-asset ratios. The Portfolio’s modest active exposure to securities exhibiting price momentum characteristics also helped annual results.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Mid-Cap Value Portfolio	December 31, 2007
Subadvised by: EARNEST Partners, LLC; WEDGE Capital Management, LLP

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Mid-Cap Value Portfolio	2.75%	14.16%	5.97%
S&P 500 Index	5.49	12.82	2.11
Russell MidCap® Value Index	-1.42	17.92	12.08
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST Mid-Cap Value Portfolio had a total return that was above the Russell MidCap Value Index.

The Portfolio is co-managed by EARNEST Partners, which uses a relative value strategy, and WEDGE Capital, which uses a traditional value strategy. For EARNEST, relative value means that stock valuations are compared with those of similar firms, the market or a company’s own history; it typically results in holdings with less pronounced value characteristics than a traditional value strategy. WEDGE Capital follows a traditional, bottom-up mid-cap value approach. The firm believes that through systematic and rigorous quantitative modeling, enhanced by deep fundamental analysis, they can outperform the benchmark under most market environments.

During a volatile year in which value stocks suffered across the board, the Portfolio posted a positive return, outperforming its Index. A market shift that occurred in the second half of the year heavily favored securities with growth attributes in all capitalization ranges. Subsequently, at year’s end, growth stocks trounced value stocks by an exceedingly wide margin of nearly 13 percentage points in the Russell Midcap universe.

Style factors drove the Portfolio’s relative performance. The Portfolio was underweight in leveraged stocks (stocks with above market debt-to-total asset ratios) and value positions (stocks with above market book-to-price ratios). An underweight to stocks with high dividend yields and earnings variability also contributed positively to relative performance. Generally, the multimanaged Portfolio has maintained these style attributes over longer measurement periods. When market conditions are favorable for these style factors, they should help the Portfolio’s performance.

During the year the multi-managed Portfolio maintained a large underexposure to the financial sector, which benefited relative performance, as the financial sector grossly underperformed the Index. In addition, an overexposure to technology helped performance as well. On the negative side, the Portfolio’s overexposure to the consumer services/cyclical sectors and underexposure to utilities detracted from performance.

While sector positioning was positive to relative performance, it was still a residual effect of the stock selection processes employed by the managers. Consequently, we do not expect sector positioning to be a large contributor to relative performance over longer time frames.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Money Market Portfolio	December 31, 2007
Subadvised by: Prudential Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	7-Day* Current Net Yield	1-Year	5-Year	10-Year
AST Money Market Portfolio	4.60%	4.90%	2.72%	3.44%
Lipper (VIP) Money Market Funds Average	N/A	4.78	2.67	3.46
Portfolio inception: 11/10/1992.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AST Money Market Portfolio had a total return of 4.90% that was above the average of its peer group.

The reporting period began with the target for the federal funds rate charged on overnight loans between banks at 5.25%, as the Federal Reserve (the Fed) held monetary policy steady after gradually increasing short-term rates to remove excess monetary stimulus from the U.S. economy. Meanwhile, the housing sector exhibited signs of weakness, raising expectations that the Fed would cut short-term rates to keep the economy growing.

Economic growth did slow during the first three months of 2007. Additionally, key data pointed to a steady decline in the housing sector. By summer, concerns about the credit quality of debt securities containing subprime mortgages (home loans made to borrowers with poor credit histories) spilled into the broader financial markets. Deepening concern about these debt securities and the financial institutions that held them severely hindered liquidity in the credit markets, and a flight to quality ensued that favored U.S. Treasury bills. Furthermore, the rates banks charge each other to borrow funds spiked higher amid fear that some banks might be overexposed to subprime mortgages and trading in some short-term debt securities came to a standstill.

During this time, the Fed aggressively added reserves to the financial system to ease the liquidity crunch. Conditions in the money markets improved somewhat when it unexpectedly cut the discount rate charged on direct Fed loans to banks by 50 basis points (a one hundredth of a percent) on August 17. It continued to ease stress in the markets by cutting its target for the federal funds rate by 50 basis points to 4.75% and the discount rate by the same amount on September 18.

Despite lower rates, credit quality concerns continued as the fourth quarter began. Additionally, many investors feared the economy was headed for a recession as consumers cut back on spending and the severe decline in the housing market continued. To avoid a recession and to further ease the liquidity crunch gripping the credit markets, the Fed reduced short-term rates in increments of 25 basis points in October and December, bringing the targeted federal funds rate to 4.25%. It also introduced a program to provide extended short-term loans to banks via auctions in December.

The Portfolio benefited from its large holdings in variable-rate debt securities that reset periodically based on formulas tied to either the one- or three-month London interbank offered rates as these rates spiked higher during the second half of the year due to the liquidity crunch.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

*
Source: iMoneyNet, Inc. based on 357 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/25/07. Prudential Investment Management, Inc. is the source for Money Market Portfolio information.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Mid-Cap Growth Portfolio	December 31, 2007
Subadvised by: Neuberger Berman Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Neuberger Berman Mid-Cap Growth Portfolio	22.21%	19.11%	7.47%
S&P Mid-Cap 400 Index	7.98	16.20	11.20
Russell Mid CapTM Growth Index	11.43	17.90	7.59
Portfolio inception: 10/20/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Mid CapTM Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the Neuberger Berman Mid-Cap Growth Portfolio had a total return that was significantly above its benchmark index.

Neuberger Berman manages the Portfolio with a bottom-up stock selection process that focuses on identifying quality companies with favorable growth potential In addition, the manager also attempts to identify growth themes that may be cyclical or secular in nature. The manager’s quality process generally produces a Portfolio with style attributes that, when favored, should help boost performance. This was precisely the case in 2007.

During the year, growth stocks outperformed value stocks by an exceedingly wide margin of nearly 13 percentage points in the Russell Midcap universe. In line with this trend, the Portfolio’s strong relative performance was driven by an overexposure to momentum stocks (stocks experiencing recent strength in their stock price). The Portfolio also benefited significantly from the following style characteristics: It was underexposed to highly traded securities with high levels of institutional ownership. It was underweight in value positions (stocks with above market book-to-price ratios), leveraged stocks (stocks with above market debt-to-total asset ratios), and stocks with high dividend yields.

Across the board, strong stock selection helped drive relative performance. The top performing holdings were in the computer software, medical products, financial services, and securities & asset management industries.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Mid-Cap Value Portfolio	December 31, 2007
Subadvised by: Neuberger Berman Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Neuberger Berman Mid-Cap Value Portfolio	3.17%	16.48%	9.36%
S&P Mid-Cap 400 Index	7.98	16.20	11.20
Russell MidCapTM Value Index	-1.42	17.92	10.18
Portfolio inception: 5/4/1993.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCapTM Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST Neuberger Berman Mid-Cap Value Portfolio had a total return that outperformed the Russell Midcap Value Index.

Neuberger Berman manages the Portfolio in a relative value approach, which means that it compares stock valuations with those of similar firms. This typically results in less pronounced overall value characteristics than a “pure value” style. As a bottom-up manager, it is expected that asset selection will be the primary contributor to performance over longer measurement periods. Unfortunately, since inception, this has not been the case. Also, sector positioning, which contributed positively to the Portfolio’s relative performance in 2007, is a residual effect of the manager’s bottom-up stock selection process. Accordingly, it should not be expected to be a meaningful contributor to relative performance over longer time horizons.

The Portfolio’s significant underexposure to the financial sector boosted performance in 2007, as financials were one of the index’s worst performing sectors. The Portfolio also benefited from an overexposure to the basic materials, energy, technology and industrials sectors. An underexposure to the commercial services sectors also helped returns. On the negative side, a considerable overexposure to consumer cyclicals, versus the benchmark, detracted from performance.

During the year, style factors played a key role in helping relative performance. The Portfolio benefited in the following ways: It was overexposed to momentum stocks (stocks experiencing recent strength in their stock price). It was underweight in value positions (stocks with above market book-to-price ratios), leveraged stocks (stocks with above market debt-to-total asset ratios), large-cap holdings, and stocks with high dividend yields. On the negative side of style positioning, relative performance was hampered by an overexposure to highly traded securities with high levels of institutional ownership, stocks exhibiting high price volatility, and above market earnings yields (inverse P/E).

Stock selection hurt relative results. The primary detractors from performance included active positions in the construction/real property, oil services, alcohol and financial services industries. Slightly offsetting this negative performance were positions in the mining & metals, heavy machinery, industrial parts, electric utility and property casualty industries.

The Portfolio’s relatively high beta makes it more sensitive to movements of the broad market than the benchmark index. Consequently, during periods when the broad market experiences a setback, the Portfolio will generally lag relative to the index, which was the case in 2007.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Neuberger Berman Small-Cap Growth Portfolio	December 31, 2007
Subadvised by: Neuberger Berman Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Neuberger Berman Small-Cap Growth Portfolio	18.72%	15.70%	3.35%
Russell 2000® Index	-1.57	16.25	8.21
Russell 2000® Growth Index	7.05	16.50	4.67

Portfolio inception: 1/4/1999.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the AST Neuberger Berman Small-Cap Growth Portfolio had a total return that was well above its benchmark, the Russell 2000 Growth Index. It is worth noting that Neuberger Berman assumed management of the aforementioned Portfolio from Deutsche Asset Management on May 1, 2007.

The manager invests in small cap growth stocks based on a bottom-up stock selection process. Fundamental analysis includes: evaluating incremental earnings growth, free cash flow from operations, earnings predictability, market share analysis, industry outlook, and a review of pertinent financial measures. In addition, a security must be attractively valued and have the potential for 20% to 25% capital appreciation over the next six to 12 months. The Portfolio will typically hold between 60 and 80 securities.

The Portfolio’s growth-style characteristics were in favor throughout the year, and this trend served as a powerful tailwind boosting relative return. From a broad market perspective, growth-style investing trounced value across the board. More specifically, small-cap growth stocks outpaced small-cap value stocks by a very wide margin. The Russell 2000 Growth Index posted a gain of 7% for the year, while the Russell 2000 Value Index declined by almost 10%.

Driven by an overweight to momentum stocks (stocks experiencing recent strength in their stock price), the Portfolio more than doubled the return of its benchmark. An underexposure to companies with high debt levels, strong value characteristics, high levels of share-price volatility, above market dividend yields, and high earnings variability contributed positively to relative performance. An overexposure to stocks with an above market earnings yield was also helpful.

The manager’s stock selection was particularly effective, especially in the oil services, information services, specialty retail, hotels, and industrial services industries.

The Portfolio’s low beta indicates that it has a lower sensitivity to market gyrations than its benchmark. During a year marked by stretches of high volatility market behavior, this Portfolio’s relatively low beta helped relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST PIMCO Limited Maturity Bond Portfolio	December 31, 2007
Subadvised by: Pacific Investment Management Company, LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST PIMCO Limited Maturity Bond Portfolio	6.80%	3.50%	4.91%
ML 1-3 Years Treasury Index	7.32	3.12	4.75

Portfolio inception: 5/2/1995.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the PIMCO Limited Maturity Portfolio had a total return that was below its benchmark.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities, which outperformed riskier alternatives such as corporate bonds and mortgage-backed securities in 2007.

PIMCO’s interest-rate strategy had a positive impact on the Portfolio’s relative performance. The Portfolio’s duration, a measure of its sensitivity to changes in interest rates, was above that of the benchmark during the second half of the year. This exposed the Portfolio more fully to the impact of falling interest rates, which pushed bond prices higher, as bond prices move inversely to interest rates. The Portfolio emphasized shorter-term bonds, which performed well as the slope of the yield curve – a graph that depicts the relationship between yields on short- and long-term bonds – became steeper in response to the Fed’s rate cuts.

The Portfolio’s exposure to mortgage-backed securities detracted from its performance relative to the benchmark. Mortgagebacked securities underperformed Treasurys on a duration-adjusted basis as the difference between yields on mortgage-backed securities and Treasurys widened as volatility increased in the financial markets. As noted, corporate bonds also underperformed Treasurys as the flight to quality emerged in response to the subprime mortgage crisis. Therefore, exposure to corporate bonds detracted from the Portfolio’s relative performance.

PIMCO’s foreign exchange strategy had a positive impact on the Portfolio. The U.S. dollar lost ground to many foreign currencies in 2007, as lower short-term rates and slower economic growth in the United States made it a less attractive currency to investors. The Portfolio benefited from its exposure to foreign currencies, particularly those of emerging market countries.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST PIMCO Total Return Bond Portfolio	December 31, 2007
Subadvised by: Pacific Investment Management Company, LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST PIMCO Total Return Bond Portfolio	8.31%	4.95%	6.22%
Lehman Brothers U.S. Aggregate Bond Index	6.97	4.42	5.97

Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the total return of the PIMCO Total Return Bond Portfolio was above its benchmark.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities, which performed better than riskier alternatives such as corporate bonds and mortgage-backed securities in 2007.

PIMCO’s interest-rate strategy had a positive impact on the Portfolio’s performance relative to the benchmark index. The Portfolio’s duration, a measure of its sensitivity to changes in interest rates, was above that of the benchmark. This exposed the Portfolio more fully to the impact of falling interest rates, which pushed bond prices higher, as bond prices move inversely to interest rates. The Portfolio emphasized shorter-term bonds, which performed well as the slope of the yield curve – a graph that depicts the relationship between yields on short- and long-term bonds – became steeper in response to the Fed’s rate cuts.

PIMCO’s sector allocation strategy had a mixed impact on the Portfolio. On the one hand, a substantial underweight exposure to corporate bonds compared to the benchmark benefited the Portfolio. As noted, corporate bonds underperformed Treasurys as the flight to quality emerged in response to the subprime mortgage crisis. On the other hand, an overweight exposure to mortgagebacked securities detracted from the Portfolio’s relative performance. Mortgage-backed securities underperformed Treasurys on a duration-adjusted basis as the difference between yields on mortgage-backed securities and Treasurys widened as volatility increased in the financial markets.

PIMCO’s foreign exchange strategy had a positive impact on the Portfolio. The U.S. dollar lost ground to many foreign currencies in 2007, as lower short-term rates and slower economic growth in the United States made it a less attractive currency to investors. The Portfolio benefited from its exposure to foreign currencies, particularly those of emerging market countries.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Preservation Asset Allocation Portfolio	December 31, 2007
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Preservation Asset Allocation Portfolio	8.72%	8.30%
S&P 500 Index	5.49	10.09
Blended Index	6.91	8.10
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Preservation Asset Allocation Portfolio had a total return above its Blended Index.

The Portfolio attempts to outperform a blended benchmark consisting of 28% Russell 3000 Index (a measure of the broad U.S. equity market), 7% MSCI EAFE Index (a measure of the broad developed country international equity market), and 65% Lehman Aggregate Bond Index (a measure of the US investment grade bond market). The Portfolio’s performance relative to this benchmark is determined by its overweights and underweights compared to the benchmark in different asset classes and by the performance of the funds selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s overweight to stocks relative to bonds detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch, the Federal Reserve (the Fed) subsequently lowered interest rates. The rate cuts contributed to weakness in the U.S. dollar as lower rates make the currency less attractive to investors. Within the Portfolio’s fixed income allocation, exposure to money market and high yield assets detracted from performance. Money market assets lagged after the Fed began lowering rates and high yield bonds generally lagged as liquidity dried up. An allocation to unhedged global fixed income was rewarded, benefiting from the weaker greenback. Some equity exposure contributed positively to relative performance. An overweight to international equities was rewarded, as the MSCI EAFE outperformed the Russell 3000 Index. Within the Russell family of indexes, the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread, and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited significantly from an emphasis on growth versus value stocks and large-cap versus small-cap stocks. An allocation to natural resources was also a positive. The sector’s performance was significantly greater than the U.S. broad equity market as energy and other commodity prices advanced.

Several managers posted strong returns versus their respective benchmarks and made substantial positive contributions to relative performance, including: AST AllianceBernstein Growth & Income, AST Marsico Capital Growth, AST PIMCO Total Return, AST International Growth, and AST International Value. Detractors included stock-specific factors within consumer non-cyclicals and technology, which hurt AST Large Cap Value and stock-specific issues in health care, which hurt AST T. Rowe Price Large Cap Growth. Industry exposures also detracted, notably overweights to banks and leisure and underweights to energy reserves and defense & aerospace.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Small-Cap Growth Portfolio	December 31, 2007
Subadvised by: Eagle Asset Management; Neuberger Berman Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Small-Cap Growth Portfolio	7.15%	10.60%	2.80%
S&P 500 Index	5.49	12.82	5.91
Russell 2000® Index	-1.57	16.25	7.08
Russell 2000® Growth Index	7.05	16.50	4.32

Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the Small-Cap Growth Portfolio had a total return that slightly outperformed the Russell 2000 Growth Index benchmark.

The Portfolio is co-managed by Neuberger Berman and Eagle Asset Management. Neuburger Berman seeks small, undervalued but growing companies and attempts to hold them until they are valued correctly by the market. A core tenet of their strategy is to minimize downside risk. Eagle’s traditional growth approach emphasizes companies with rapid growth characteristics, including an accelerating, but sustainable earnings growth rate, a positive catalyst, a high or expanding return on equity, and sound management practices.

Performance for the year was in-line with the benchmark. The portion of the Portfolio managed by Eagle Asset Management outperformed, while the portion managed by Neuberger Berman underperformed. In 2007, no single factor contributed more than any other to relative performance.

Stock selection was marginally positive for the year. The portfolio did well within the industrials, consumer cyclicals, and basic materials sectors. From an industry standpoint, positions in chemicals, consumer durables, and construction & real property benefited the Portfolio’s return. Holdings in the Internet, oil services, and apparel & textile industries exhibited some relative weakness.

As it has in the past, the Neuberger Berman portion maintained a lower beta than the Russell 2000 Growth Index, meaning that its holdings tend to move in the same direction as the Index, but with somewhat less volatility. Along with other risk-factor exposure, this helped the Portfolio weather a turbulent year, considering the market storms that affected stocks, most notably in February, June, July and November. Furthermore, an underexposure to stocks with price volatility enhanced the Portfolio’s value. However, this positive effect was offset by the Portfolio’s tendency to favor companies with “value” characteristics, for example, those with lower price to earnings or price to book ratios versus the benchmark.

Sector allocations were largely neutral to the Portfolio’s performance. The benefits from an overweight position to industrials were offset by a slight overweight position to the grossly underperforming financial sector.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Small-Cap Value Portfolio	December 31, 2007
Subadvised by: JPMorgan Investment Management Inc; Lee Munder Investments, Ltd.; Dreman Value Management, LLC and ClearBridge Advisors LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Small-Cap Value Portfolio	-5.61%	13.82%	7.34%
Russell 2000® Index	-1.57	16.25	7.08
Russell 2000® Value Index	-9.78	15.80	9.06

Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the Small-Cap Value Portfolio had a total return that exceeded its benchmark, the Russell 2000 Value Index. The Portfolio is managed by four independent subadvisors: JPMorgan Investment Management, ClearBridge Advisors, Lee Munder Investments, Ltd., and Dreman Value Management.

Each subadvisor outperformed the benchmark, which finished in negative territory, during the reporting period. Dreman was the best performing sleeve and, along with Lee Munder, posted positive absolute returns. ClearBridge’s sleeve also outperformed the benchmark significantly, while JPMorgan’s more structured, quantitatively driven portfolio slightly outperformed the benchmark. Relative outperformance of the overall Portfolio was driven by style attributes and sector weights, while stock-specific factors were largely neutral to relative returns.

Looking at the Portfolio as a whole, an underexposure to value stocks, coupled with a general overweight to companies with recent positive price movements (momentum), contributed the most to relative outperformance. Also contributing was the Portfolio’s low relative sensitivity (or “beta”) to movements in the Index. This lower beta helped mute the downside movements of the Portfolio and, therefore, contributed to relative outperformance. Specifically, this beta policy proved helpful during the periods of market weakness experienced in June and July and again in November and December.

Also contributing to the Portfolio’s relative performance was the combined impact of the subadvisors’ sector positioning. The most significant exposure was the Portfolio’s underweight to the financial sector. Across the board, the subadvisors were underweight in financials and, more specifically, real estate investment trusts (REITs) and banks. This positioning contributed to relative performance as real estate-related securities and lending institutions were among the hardest hit due to the subprime mortgage lending crisis and the resulting credit crunch. Also contributing from a sector perspective was a slight overweight to information technology and an equally small overweight to energy. These exposures were employed by the three more active subadvisors (Lee Munder, Dreman, and ClearBridge).

In 2007, no single security contributed significantly to relative results. Broadly however, solid stock selection in the sleeves managed by Lee Munder, ClearBridge, and Dreman contributed positively to relative performance. However, relatively weak results among holdings within JPMorgan’s sleeve detracted from relative performance, offsetting the positive impact from the other sleeves.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2007
Subadvised by: T. Rowe Price Associates, Inc..

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Asset Allocation Portfolio	6.32%	11.54%	6.76%
Balanced Blended Index	6.33	9.52	6.29
S&P 500 Index	5.49	12.82	5.91

Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the AST T. Rowe Price Asset Allocation Portfolio had a total return that was slightly below its Balanced Blended Index.

The Portfolio’s Balanced Blended Index consists of 60% S&P 500 Index (a measure of the broad U.S. equity market) and 40% Lehman Government/Credit Intermediate Index (representing the broad U.S. bond market). The Portfolio’s holdings can vary from these allocations by about 10 percentage points. It is managed in five segments, each with a specialized portfolio manager, focusing on the stocks of larger firms (large-caps), smaller firms (small caps), international stocks, investment grade bonds, and high yield bonds. Within the equity portion of the portfolio the “neutral” allocation is 70% domestic large cap, 10% domestic small cap, and 20% international. Within the fixed income allocation, the manager’s neutral allocation is 90% investment grade and 10% in high yield bonds. These “neutral” weights are established by the subadviser and they will over and underweight asset classes depending on the manager’s top down views.

The relative performance of the Portfolio will be determined by its equity and bond weights compared to the target and by the performance of the segments invested in the various asset classes relative to their asset class specific benchmarks.

Within domestic markets in 2007, the broad equity market trailed the broad bond market. After housing market problems escalated into a full-fledged credit crunch, the Federal Reserve lowered key interest rates three times between September and December in an effort to stimulate the economy. Risk-averse investors fled to higher quality bonds, particularly Treasuries. The interest rate cuts and flight to quality benefited investment grade bonds and they outperformed high yield bonds. Within the Portfolio’s fixed income allocation, exposures to high yield bonds detracted from performance versus the benchmark. However, the manager was below its “neutral” high yield allocation, which helped performance.

International markets generally outperformed the domestic equity market for the year and developed countries around the world excluding Japan, Ireland, and Sweden posted positive returns. Unfavorable security selection contributed to underperformance in the international equity component of the Portfolio.

Security selection among U.S. equities helped relative performance, particularly among large cap names. Within the S&P family of indexes large cap stocks outperformed small caps as investors eschewed smaller companies for larger ones with stronger earnings growth and a higher percentage of revenues generated overseas. Two of the Portfolio’s big winners were a large internet search engine company and a major U.S. drug manufacturer. Within the Portfolio’s U.S. equity exposure a substantial overweight to the internet and catalog retail industries also enhanced relative performance. Although the performance of the consumer discretionary sector lagged that of the Index and holiday retail sales generally disappointed, there were pockets of strength within internet retailing. Underweights to, as well as strong stock selection within, the commercial bank and media industries also helped.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Global Bond Portfolio	December 31, 2007
Subadvised by: T. Rowe Price Associates, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Global Bond Portfolio	9.65%	6.42%	5.37%
Lehman Brothers Global Aggregate Bond Index	9.48	6.51	6.08

Portfolio inception: 5/3/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the T. Rowe Price Global Bond Portfolio had a total return that was above its benchmark.

A meltdown in debt securities tied to risky mortgages in the United States escalated into a full-fledged credit crisis that affected bond markets around the world in 2007. Some prominent banks and Wall Street firms reported multibillion dollar write-downs on the subprime mortgage-related debt securities. Concern that the credit crisis threatened to derail the economic expansion in the United States prompted the Federal Reserve (the Fed) to repeatedly cut short-term interest rates during the second half of the year to stimulate growth. Reducing short-term rates and slowing economic growth in the United States caused the U.S. dollar to weaken versus many currencies in 2007. Lower rates made the U.S. dollar a less attractive currency to investors.

T. Rowe Price’s foreign exchange strategy enabled the Portfolio to outperform its benchmark, the Lehman Brothers Global Aggregate Bond Index (the Index), in 2007. The Portfolio benefited most from its exposure to the Indian rupee. In addition, exposures to the Russian ruble, the Malaysian ringgit, the Brazilian real, and the Polish zloty contributed significantly to the Portfolio’s relative performance. However, these gains were slightly offset by the decision to favor the Norwegian krone over the euro.

T. Rowe Price’s strategy concerning bonds rated below investment grade detracted most from the Portfolio’s performance versus the Index, though its overall impact was modest. For example, the Portfolio held Argentine government bonds denominated in the nation’s currency, the peso, which performed poorly amid concern official government data understates the level of inflationary pressures in the economy. (Inflation erodes the value of bonds’ fixed interest payments.) T. Rowe Price trimmed the Portfolio’s exposure to Argentine government bonds late in the year. Losses on these bonds were partially offset by the Portfolio’s overweight exposure to the Turkish bond market, which performed well in 2007.

T. Rowe Price’s strategy for managing portfolio duration (sensitivity to changes in the level of interest rates) and allocation to country bond markets was a modest drag on the Portfolio’s relative performance. For example, compared to the Index, the Portfolio derived more of its interest-rate sensitivity from the Mexican bond market, which did not work well. However, some positions benefited the Portfolio, including its underweight duration stance in the European and Japanese bond markets compared to the Index.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2007
Subadvised by: T. Rowe Price Associates, Inc..

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Large-Cap Growth Portfolio	8.24%	11.73%	4.19%
S&P 500 Index	5.49	12.82	5.91
Russell 1000® Growth Index	11.81	12.11	3.83

Portfolio inception: 5/2/1996.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2007, the T. Rowe Price Large-Cap Growth Portfolio had a return that was below the Russell 1000 Growth Index.

The Portfolio manager looks for companies larger than $5 billion in market capitalization with the potential to increase their earnings by at least 10% a year. It is flexible in the valuation (share price in relation to measures of intrinsic value) it will accept, and takes sector and market conditions into account. Sector and industry allocation is a by-product of the manager’s bottom-up stock picking approach.

The Portfolio’s holdings within the healthcare sector, specifically biotech companies, detracted most from performance relative to the benchmark during the year. To a lesser extent stock selection within consumer cyclicals, particularly department and clothing stores, and hotel companies in the consumer services sector, limited performance. On a positive note, holdings within the technology sector helped performance.

Overweight positions in the leisure and bank industries, as well as underweight positions in energy reserves and defense & aerospace, had a negative effect on the Portfolio’s performance as well.

A high beta, which held back performance during a volatile year, indicates the Portfolio’s heightened sensitivity to market gyrations. However, the Portfolio’s underexposure to low P/E (price-to-earnings ratios) and high-yielding value stocks relative to the Russell 1000 Growth Index helped overall performance. Growth investing, especially in contrast to value investing, was in favor for much of 2007, which helped given the Portfolio’s large-cap these growth characteristics. The manager’s bias toward more volatile stocks with higher debt levels relative to the benchmark hurt performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2007
Subadvised by: T. Rowe Price Associates, Inc..

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Natural Resources Portfolio	40.51%	30.24%	17.71%
S&P 500 Index	5.49	12.82	5.91
Lipper (VUF) Natural Resources Fund Index	39.08	29.97	N/A

Portfolio inception: 5/2/1995.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the T. Rowe Price Natural Resources Portfolio had a total return that outperformed its benchmark.

The portfolio managers use a blend of “top-down” and “bottom-up” strategies along with a focus on natural resource sectors with attractive long-term supply-demand fundamentals to identify well-positioned companies for inclusion in the Portfolio.

An overweight position to the diversified metals industry, along with strong stock selection within the sector, resulted in the largest sector contribution to the Portfolio’s performance relative to the benchmark. Rising demand for metals in developing countries played a key role in driving performance. Mergers and acquisitions activity in this sector also had a positive effect. One of the Portfolio’s top performers was a mining company that experienced a lift in share value as a result of takeover overtures in the fourth quarter.

An overweight position in agriculture, a key segment in the benchmark index, augmented relative performance. Supported by growing demand for ethanol and increased exports to China, agricultural companies advanced firmly. For example, a single fertilizer company with exceptional fourth-quarter performance helped to enhance value in the Portfolio.

Stock selection in oil and gas drilling and production bolstered relative performance. Oil services companies acquired a number of new contracts, as demand swelled for offshore drilling rigs. This was particularly the case with a deep-water drilling company that turned out to be one of the best contributors to the Portfolio throughout the reporting period.

However, stocks in oil-related industries exhibited disappointing results. A weak North American gas market exerted downward pressure on an overweight position in an oil and gas services company. Holdings in several international petroleum companies that struggled throughout the year also detracted from performance.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST UBS Dynamic Alpha Portfolio	December 31, 2007
Advised by: UBS Global Asset Management

Report of the Investment Managers
Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST UBS Dynamic Alpha Portfolio	1.94%	9.98%	4.59%
M-L 1-5 Years US Treasury Index	8.16	3.31	5.08
S&P 500 Index	5.49	12.82	5.91

Portfolio inception: 5/4/1993.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the UBS Dynamic Alpha Portfolio had a total return that was below its benchmark, the Merrill Lynch 1-5 Year U.S. Treasury Index.

The Portfolio assumed its current name on May 1, 2007, when UBS Global Asset Management began managing it. The Portfolio was also assigned its current benchmark index on that date to reflect the change in investment strategy under UBS. Previously, it had been managed by Prudential Investment Management, Inc. (PIM) as a “fund of funds” that invested in shares of other portfolios.

For the first four months of 2007, PIM invested in shares of several portfolios that primarily resulted in a sizeable exposure to international stocks and smaller exposures to domestic stocks, emerging market stocks, commodities, government bonds of several nations, high yield corporate “junk” bonds, and other fixed-income securities.

For the remainder of the reporting period, UBS’ analysis of fundamental valuations in global stock, bond, and currency markets drove positioning in the Portfolio. Since May 2007, UBS has believed that most stock and bond markets around the world were overvalued. As a result, the Portfolio held only a modest net long exposure to stock markets, as short positions in a number of foreign markets (including Europe, Canada, Japan, and Australia) largely offset long positions in the U.S. and U.K. markets. A long position indicates an investment is expected to increase in value, while a short position indicates the opposite. The Portfolio moved from a long position in emerging market equities to a short position over the course of the year, which aided performance. The Portfolio also had a net short position in global bonds based on the belief prices would fall. That position detracted from the Portfolio’s performance because global bond prices rallied as yields fell. (Bond prices move inversely to their yields.) High quality global bonds were sought by investors seeking a safe haven from a credit crisis that began with a meltdown in debt securities tied to risky mortgages in the United States. Performance was also adversely affected by stock selection within the Portfolio, notably its overweight to the hard-hit financials sector and its underweight to the energy and materials sectors.

On a positive note, UBS’ foreign exchange strategy benefited the Portfolio during the latter part of the year. Since May 2007, UBS believed currencies of certain nations with relatively high interest rates such as the Australian dollar were overvalued, but currencies of certain nations with relatively low interest rates such as the Japanese yen were undervalued, and the manager positioned the Portfolio accordingly. While this positioning detracted initially, it has proven to be favorable in recent months.

Prudential Investments LLC and AST Investment Services, Inc. (AST) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust	December 31, 2007
Presentation of Portfolio Holdings – Unaudited.

AST Advanced Strategies
Five Largest Holdings/Issues	(% of Net Assets)
Ishares Russell 1000 Growth Index Fund	3.4
FNMA, 6.0%, 01/14/38	2.4
U.S. Treasury Inflationary Index Bonds, 2.375%, 04/15/11	2.0
Ishares MSCI EAFE Index Funds	1.6
FNMA, 5.5%, 01/11/38	1.5

AST AllianceBernstein Growth & Income
Five Largest Holdings	(% of Net Assets)
Emerson Electric Co.	3.9
Altria Group, Inc.	3.8
UnitedHealth Group, Inc.	3.5
Total Fina SA, ADR	3.2
Sun Microsystems, Inc.	3.1

AST American Century Strategic Allocation
Five Largest Holdings/Issues	(% of Net Assets)
FHLB, 1.0%, 01/02/08	9.9
FHLB, 2.75%, 01/02/08	2.2
FNMA, 6.0%, TBA	2.2
CDX High Yield, 7.625%, 06/29/12	1.6
Exxon Mobil Corp.	1.5

AST CLS Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Marsico Capital Growth Portfolio	16.9
AST Money Market Portfolio	13.3
AST PIMCO Total Return Bond Portfolio	11.7
AST International Growth Portfolio	11.6
AST T. Rowe Price Large-Cap Growth Portfolio	11.3

AST Conservative Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	32.0
AST Marsico Capital Growth Portfolio	14.4
AST T. Rowe Price Large-Cap Growth Portfolio	9.6
AST AllianceBernstein Growth & Income Portfolio	8.5
AST Large-Cap Value Portfolio	8.5

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets)
First Solar, Inc.	2.3
MEMC Electronic Materials, Inc.	1.9
Central European Media Enterprises Ltd. (Class A Stock)	1.5
Dick’s Sporting Goods, Inc.	1.3
Landstar System, Inc.	1.3

AST Aggressive Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Marsico Capital Growth Portfolio	24.0
AST T. Rowe Price Large-Cap Growth Portfolio	16.0
AST AllianceBernstein Growth & Income Portfolio	14.2
AST Large-Cap Value Portfolio	14.1
AST International Growth Portfolio	12.0

AST AllianceBernstein Managed Index 500
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	4.5
General Electric Co.	2.9
Apple, Inc.	2.4
Altria Group, Inc.	2.2
Google, Inc. (Class A Stock)	2.2

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	23.9
AST Marsico Capital Growth Portfolio	16.6
AST T. Rowe Price Large-Cap Growth Portfolio	11.1
AST AllianceBernstein Growth & Income Portfolio	9.9
AST Large-Cap Value Portfolio	9.9

AST CLS Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	25.5
AST Money Market Portfolio	15.6
AST Marsico Capital Growth Portfolio	14.3
AST T. Rowe Price Large-Cap Growth Portfolio	9.5
AST International Growth Portfolio	8.9

AST DeAM Large-Cap Value
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	4.7
Bank of America Corp.	4.0
Pfizer, Inc.	3.5
Verizon Communications, Inc.	3.3
Wells Fargo & Co.	3.2

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets)
Potash Corp. of Saskatchewan, Inc.	2.9
Research In Motion Ltd.	2.5
CNOOC Ltd.	2.0
Pfizer, Inc.	1.8
Precision Castparts Corp.	1.6

AST AllianceBernstein Core Value
Five Largest Holdings	(% of Net Assets)
Exxon Mobile Corp.	6.8
General Electric Co.	4.8
AT&T, Inc.	4.5
ChevronTexaco Corp.	3.6
Bank of America Corp.	3.4

AST American Century Income & Growth
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	5.2
Microsoft Corp.	3.3
ChevronTexaco Corp.	2.8
Johnson & Johnson	2.8
Pfizer, Inc.	2.5

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Marsico Capital Growth Portfolio	18.9
AST PIMCO Total Return Bond Portfolio	16.2
AST T. Rowe Price Large-Cap Growth Portfolio	12.6
AST AllianceBernstein Growth & Income Portfolio	11.3
AST Large-Cap Value Portfolio	11.2

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets)
Simon Property Group, Inc., REIT	8.1
Boston Properties, Inc., REIT	6.7
Public Storage, Inc., REIT	6.3
SL Green Realty Corp., REIT	5.6
Host Hotels & Resort Inc., REIT	4.6

AST DeAM Small-Cap Value
Five Largest Holdings	(% of Net Assets)
CF Industries Holdings, Inc.	1.3
Swift Energy Co.	1.3
Deluxe Corp.	1.3
Apria Healthcare Group, Inc.	1.2
United Stationers, Inc.	1.2

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets)
Research In Motion Ltd.	5.7
Potash Corp. of Saskatchewan, Inc.	3.7
CNOOC Ltd.	2.6
Precision Castparts Corp.	2.0
Citic Pacific Ltd.	2.0

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust	December 31, 2007
Presentation of Portfolio Holdings — Unaudited (continued).

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets)
Suncor Energy, Inc.	5.2
Western Union Co.	5.2
Google, Inc. (Class A Stock)	4.5
Microsoft Corp.	4.1
Charles Schwab Corp. (The)	4.1

AST High Yield
Five Largest Issues	(% of Net Assets)
FNMA, 5.5%, TBA	5.8
FNMA, 5.0%, TBA	4.1
Ford Motor Credit Co. LLC, Notes, 7.8%, 06/01/12	1.8
HCA, Inc., Sec’d Notes, 9.25%, 11/15/16	1.7
NRG Energy, Inc., Gtd. Notes, 7.375%, 02/01/16	1.6

AST International Growth
Five Largest Holdings	(% of Net Assets)
Tesco PLC	3.0
ABB Ltd.	2.6
Nintendo Co. Ltd.	2.6
Veolia Environnement	2.2
Nestle SA	2.1

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets)
ConocoPhillips	3.6
Altria Group, Inc.	3.4
Bank of America Corp.	3.2
General Electric Co.	2.6
Exxon Mobil Corp.	2.5

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets)
Nestle SA	3.7
Johnson & Johnson	2.6
Roche Holding AG	2.3
LVMH Moet Hennessy Louis Vuitton SA	2.2
Kao Corp.	2.2

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets)
Hologic, Inc.	2.1
Precision Castparts Corp.	2.1
Denbury Resources, Inc.	2.0
Activision, Inc.	1.7
NII Holdings, Inc.	1.7

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets)
Activision, Inc.	2.5
Smith International, Inc.	2.4
Tessera Technologies, Inc.	2.3
Western Union Co.	2.3
St. Jude Medical, Inc.	2.3

AST Horizon Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	24.4
AST Marsico Capital Growth Portfolio	17.6
AST T. Rowe Price Large-Cap Growth Portfolio	11.8
AST International Growth Portfolio	8.4
AST AllianceBernstein Growth & Income Portfolio	7.4

AST International Value
Five Largest Holdings	(% of Net Assets)
Potash Corporation of Saskatchewan, Inc.	2.2
E.ON AG	2.2
BASF AG	2.0
Teva Pharmaceutical Industries Ltd., ADR	2.0
Roche Holding AG	1.9

AST Lord Abbett Bond Debenture
Five Largest Holdings	(% of Net Assets)
FNMA, 6.625%, 09/15/09	1.5
FNMA, 6.5%, 05/01/36	1.1
General Motors Acceptance Corp. LLC, Notes, 7.25%, 03/02/11	1.0
FNMA, 6.5%, 08/01/37	1.0
Williams Cos., Inc., 5.50% CVT	1.0

AST MFS Growth
Five Largest Holdings	(% of Net Assets)
Microsoft Corp.	3.0
Google, Inc.	2.8
Cisco Systems, Inc.	2.0
Becton Dickinson & Co.	1.8
Bank of New York Mellon Corp.	1.7

AST Neuberger Berman Mid-Cap Value
Five Largest Holdings	(% of Net Assets)
Chicago Bridge & Iron Co. NV	2.9
Terex Corp.	2.4
Noble Corp.	2.4
Canadian Natural Resources Ltd.	2.3
Freeport-McMoRan Copper & Gold, Inc.	2.2

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets)
El Paso Electric Co.	1.9
Casey’s General Stores, Inc.	1.6
Concho Resources, Inc.	1.3
UAP Holding Corp.	1.3
ProAssurance Corp.	1.3

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	41.4
AST Money Market Portfolio	15.5
AST Marsico Capital Growth Portfolio	12.9
AST T. Rowe Price Large-Cap Growth Portfolio	8.6
AST AllianceBernstein Growth & Income Portfolio	5.6

AST JP Morgan International Equity
Five Largest Holdings	(% of Net Assets)
Total SA	3.9
HSBC Holdings PLC	2.8
Eni SpA	2.6
Vodafone Group PLC	2.6
Tesco PLC	2.1

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets)
McDonald’s Corp.	4.9
UnitedHealth Group, Inc.	4.7
Goldman Sachs Group, Inc. (The)	4.1
Apple, Inc.	3.9
Merck & Co., Inc.	3.7

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets)
Beckman Coulter, Inc.	2.9
Cummins, Inc.	2.4
Darden Restaurants, Inc.	2.3
Flextronics International Ltd.	2.2
Safeco Corp.	2.0

AST Neuberger Berman Small-Cap Growth
Five Largest Holdings	(% of Net Assets)
Heico Corp.	3.4
Service Corp. International	2.9
CAE, Inc.	2.8
SBA Communications Corp.	2.8
Wright Medical Group, Inc.	2.4

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust	December 31, 2007
Presentation of Portfolio Holdings — Unaudited (continued).

AST Niemann Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Money Market Portfolio	29.3
AST Marsico Capital Growth Portfolio	20.2
AST T. Rowe Price Large-Cap Growth Portfolio	13.6
AST PIMCO Total Return Bond Portfolio	8.9
AST AllianceBernstein Growth & Income Portfolio	7.0

AST Preservation Asset Allocation
Five Largest Holdings/Issues	(% of Net Assets)
AST PIMCO Total Return Bond Portfolio	46.0
AST Marsico Capital Growth Portfolio	9.5
AST Western Asset Core Plus Bond Portfolio	9.3
AST T. Rowe Price Large-Cap Growth Portfolio	6.4
AST AllianceBernstein Growth & Income Portfolio	5.6

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets)
U.S. Treasury Notes 4.0%, 11/15/12	2.4
Exxon Mobil Corp.	2.2
U.S. Treasury Notes 4.75%, 8/15/17	1.7
General Electric Co.	1.4
U.S. Treasury Notes 4.25, 11/15/14	1.3

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets)
Schlumberger Ltd.	3.7
Cameron International Corp.	3.7
Diamond Offshore Drilling, Inc.	3.1
Exxon Mobil Corp.	2.9
Smith International, Inc.	2.7

AST PIMCO Limited Maturity Bond
Five Largest Issues	(% of Net Assets)
FNMA, 5.5%, 07/01/37	6.0
FNMA, 5.5%, 08/01/37	5.1
FHLMC, 6.0%, 09/01/37	3.9
FNMA, 5.5%, 07/01/37	2.4
FNMA, 4.25%, 07/30/09	1.9

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets)
Bucyrus International, Inc.	2.7
Eclipsys Corp.	2.0
OYO Geospace Corp.	1.9
Waste Connections, Inc.	1.9
Actuant Corp.	1.9

AST T. Rowe Price Global Bond
Five Largest Issues	(% of Net Assets)
French Government Bonds, 5.5%, 04/25/10	4.3
Japanese Government Bonds, 1.5%, 06/20/12	2.6
France Treasury Notes, 3.75%, 01/12/12	2.3
Japanese Government Bonds, 1.3%, 12/20/13	2.2
United Kingdom Treasury Bonds, 4.25%, 06/7/32	2.1

AST UBS Dynamic Alpha
Five Largest Holdings	(% of Net Assets)
BP PLC	1.7
Total SA	1.7
General Electric Co.	1.5
Roche Holding AG	1.5
Vodafone Group PLC	1.5

AST PIMCO Total Return Bond
Five Largest Holdings	(% of Net Assets)
FNMA, 6.0%, 01/14/38	9.3
FNMA, 5.5%, 01/14/38	7.5
FNMA, 5.0%, 01/14/38	3.4
FHLMC, 5.5%, 02/12/38	1.6
FHLMC, 6.0%, 01/14/38	1.5

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets)
Portland General Electric Co.	1.2
CF Industries Holdings, Inc.	0.9
Platinum Underwriters Holdings Ltd.	0.8
Sybase, Inc.	0.8
Tupperware Corp.	0.8

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets)
Microsoft Corp.	5.0
Google, Inc.	4.1
State Street Corp.	3.7
American Tower Corp.	3.3
General Electric Co.	3.2

AST Western Asset Core Plus Bond
Five Largest Holdings	(% of Net Assets)
FNMA, 5.0%, TBA	15.7
FNMA, 6.0%, TBA	11.0
FNMA, 5.5%, TBA	9.8
FNMA, 6.5%, TBA	3.3
U.S. Treasury Bonds, 5.0%, 05/15/37	2.9

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust	December 31, 2007
Fees and Expenses — Unaudited

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	based on the	During the
Advanced Series Trust Portfolios	July 1, 2007	December 31, 2007	Six-Month period	Six-Month period

AST Advanced Strategies	Actual	$1,000.00	$1,041.10	1.04%	$5.35
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST Aggressive Asset Allocation	Actual	$1,000.00	$1,020.70	1.03%	$5.25
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST AllianceBernstein Core Value	Actual	$1,000.00	$ 912.70	0.86%	$4.15
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST AllianceBernstein Growth & Income	Actual	$1,000.00	$ 992.50	0.82%	$4.12
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

AST AllianceBernstein Managed Index 500	Actual	$1,000.00	$ 957.60	0.72%	$3.55
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

AST American Century Income & Growth	Actual	$1,000.00	$ 927.00	0.85%	$4.13
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST American Century Strategic Allocation	Actual	$1,000.00	$1,036.10	1.19%	$6.11
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

AST Balanced Asset Allocation	Actual	$1,000.00	$1,036.60	0.98%	$5.03
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,030.30	0.98%	$5.02
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST CLS Growth Asset Allocation	Actual*	$1,000.00	$1,153.00	1.52%	$1.88
	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73

AST CLS Moderate Asset Allocation	Actual*	$1,000.00	$1,006.00	1.31%	$1.51
	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

AST Cohen & Steers Realty	Actual	$1,000.00	$ 862.60	1.14%	$5.35
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Advanced Series Trust	December 31, 2007
Fees and Expenses — Unaudited (continued)

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	based on the	During the
Advanced Series Trust Portfolios	July 1, 2007	December 31, 2007	Six-Month period	Six-Month period

AST Conservative Asset Allocation	Actual	$1,000.00	$1,042.00	1.04%	$5.35
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST DeAm Large-Cap Value	Actual	$1,000.00	$ 948.80	0.96%	$4.72
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST DeAm Small-Cap Value	Actual	$1,000.00	$ 805.00	1.13%	$5.14
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

AST Federated Aggressive Growth	Actual	$1,000.00	$ 992.10	1.07%	$5.37
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

AST First Trust Balanced Target	Actual	$1,000.00	$1,021.70	0.96%	$4.89
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST First Trust Capital Appreciation Target	Actual	$1,000.00	$1,032.50	0.96%	$4.92
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$1,033.40	0.87%	$4.46
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$1,035.30	1.12%	$5.75
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$ 896.00	1.05%	$5.02
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST High Yield	Actual	$1,000.00	$1,008.00	0.87%	$4.40
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Horizon Growth Asset Allocation	Actual*	$1,000.00	$1,021.00	1.37%	$1.59
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97

AST Horizon Moderate Asset Allocation	Actual*	$1,000.00	$1,019.00	1.30%	$1.51
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

AST International Growth	Actual	$1,000.00	$1,092.80	1.10%	$5.80
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST International Value	Actual	$1,000.00	$1,034.70	1.13%	$5.80
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

AST JP Morgan International Equity	Actual	$1,000.00	$1,002.00	1.00%	$5.05
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Large Cap Value	Actual	$1,000.00	$ 920.80	0.83%	$4.02
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

AST LordAbbett Bond Debenture	Actual	$1,000.00	$1,019.80	0.90%	$4.58
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Marsico Capital Growth	Actual	$1,000.00	$1,082.40	0.97%	$5.09
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST MFS Global Equity	Actual	$1,000.00	$1,018.00	1.20%	$6.10
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

AST MFS Growth	Actual	$1,000.00	$1,065.20	1.02%	$5.31
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Mid-Cap Value	Actual	$1,000.00	$ 942.60	1.09%	$5.34
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST Money Market	Actual	$1,000.00	$1,024.10	0.56%	$2.86
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$1,052.40	1.00%	$5.17
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Neuberger Berman Mid-Cap Value	Actual	$1,000.00	$ 943.50	0.98%	$4.80
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

Advanced Series Trust	December 31, 2007
Fees and Expenses — Unaudited (continued)

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	based on the	During the
Advanced Series Trust Portfolios	July 1, 2007	December 31, 2007	Six-Month period	Six-Month period

AST Neuberger Berman Small-Cap Growth	Actual	$1,000.00	$1,095.00	1.06%	$5.60
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Niemann Capital Growth Asset Allocation	Actual*	$1,000.00	$1,002.00	1.36%	$1.57
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,052.90	0.77%	$3.98
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

AST PIMCO Total Return Bond	Actual	$1,000.00	$1,080.30	0.73%	$3.83
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

AST Preservative Asset Allocation	Actual	$1,000.00	$1,053.20	1.00%	$5.18
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Small-Cap Growth	Actual	$1,000.00	$ 941.50	1.05%	$5.14
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Small-Cap Value	Actual	$1,000.00	$ 884.10	0.99%	$4.70
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,008.90	0.97%	$4.91
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST T. Rowe Price Global Bond	Actual	$1,000.00	$1,085.20	0.93%	$4.89
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,007.20	0.96%	$4.86
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,150.20	1.00%	$5.42
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST UBS Dynamic Alpha	Actual	$1,000.00	$ 974.30	1.18%	$5.87
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

AST Western Asset Core Plus Bond	Actual*	$1,000.00	$1,000.00	0.91%	$1.05
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2007 (to reflect the six-month period) with the exception of the AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, AST Niemann Capital Growth Asset Allocation and AST Western Asset Core Plus Bond Portfolios’ “Actual” information which reflects the 43 day period ended December 31, 2007 due to its inception date of November 19, 2007.
Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.
*
AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, AST Niemann Capital Growth Asset Allocation and AST Western Asset Core Plus Bond commenced operations on November 19, 2007.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 109.7%
COMMON STOCKS — 59.6%

		Value
	Shares	(Note 2)

Aerospace & Defense — 1.8%
Boeing Co. (The)	24,602	$2,151,691
Finmeccanica SpA (Italy)	22,600	725,941
General Dynamics Corp.	89,695	7,981,958
Lockheed Martin Corp.	94,686	9,966,649
Raytheon Co.	51,400	3,119,980
Rolls-Royce Group PLC (United Kingdom)*	12,695,627	3,280,221
Thales SA (France)	7,200	428,966

		27,655,406

Agriculture — 0.1%
Chaoda Modern Agriculture (Hong Kong)	498,150	445,663
Wilmar International Ltd. (Singapore)	404,000	1,501,232

		1,946,895

Airlines — 0.4%
Air New Zealand Ltd. (New Zealand)	362,700	522,778
Cathay Pacific Air (Hong Kong)	146,100	380,391
Deutsche Lufthansa AG (Germany)	20,100	535,436
Qantas Airways Ltd. (Australia)	230,600	1,095,659
Singapore Airlines Ltd. (Singapore)	65,300	784,463
Southwest Airlines Co.	234,200	2,857,240

		6,175,967

Auto Components
Rieter Holdings AG (Switzerland)	1,000	441,638

Auto/Trucks Parts & Equipment — 0.2%
Calsonic Kansei Corp. (Japan)	55,000	281,117
Compagnie Generale des Establissements Michelin (Class B Stock) (France)	3,400	390,222
GKN PLC (United Kingdom)	144,100	808,906
Nifco, Inc. (Japan)	20,600	478,042

		1,958,287

Automobile Manufacturers — 0.7%
Daimler-Chrysler AG (Germany)	13,300	1,293,112
Fuji Heavy Industries Ltd. (Japan)	129,700	600,763
General Motors Corp.(a)	49,700	1,237,033
Honda Motor Co. Ltd. (Japan)	29,900	987,742
Nissan Motor Co. Ltd. (Japan)	135,000	1,473,457
Peugeot SA (France)	12,100	917,270
Renault SA (France)	5,200	737,535
Toyota Motor Corp. (Japan)	15,500	825,510
Toyota Motor Corp., ADR (Japan)	24,967	2,650,746
Valeo SA (France)	7,900	325,716
Volkswagen AG (Germany)	1,700	387,985

		11,436,869

Banks — 0.6%
Bank of America Corp.	127,200	5,248,272
Bank Rakyat Indonesia (Indonesia)	1,114,500	866,374
BNP Paribas (France)	15,400	1,671,108
EFG International (Switzerland)	20,000	803,780

		8,589,534

Beverages — 0.6%
Anheuser-Busch Cos., Inc.	98,400	5,150,256
Heinekin NV, ADR (Netherlands)(a)	46,925	1,499,254
InBev NV (Belgium)	27,000	2,250,098

		8,899,608

Biotechnology — 0.8%
Amgen, Inc.*	36,100	1,676,484
Genentech, Inc.*	153,572	10,300,074

		11,976,558

Broadcasting — 0.3%
Liberty Media Corp.– Capital (Class A Stock)*	21,500	2,504,535
Liberty Media Holding Corp.– Interactive (Class A Stock)*(a)	100,300	1,913,724

		4,418,259

Building Materials — 0.1%
Central Glass Co. Ltd. (Japan)	62,000	233,937
Geberit AG (Switzerland)	4,100	563,132
Lafarge SA (France)	3,000	546,077
Sanwa Shutter Corp. (Japan)	92,000	451,668

		1,794,814

Building Products
Crane Group Ltd. (Australia)	30,000	446,744

Business Services — 0.7%
K.K. DaVinci Advisors (Japan)*	530	459,167
MasterCard, Inc. (Class A Stock)(a)	52,484	11,294,557

		11,753,724

Capital Markets — 0.1%
Credit Suisse Group (Switzerland)	9,900	595,495
Daiwa Securities Group, Inc. (Japan)	17,000	152,620
Deutsche Bank AG (Germany)	4,300	562,042
Nomura Holdings, Inc. (Japan)	35,700	598,149
Tokai Tokyo Securities Co. Ltd. (Japan)	65,000	285,491

		2,193,797

Chemicals — 1.3%
Air Products & Chemicals, Inc.	28,681	2,828,807
Arkema (France)*	17	1,117
Asahi Kasei Corp. (Japan)	146,000	963,523
BASF AG (Germany)	15,200	2,253,655
Ciba Specialty Chemicals AG (Switzerland)	8,900	412,710
DuPont, (E.I.) de Nemours & Co.	66,800	2,945,212
Koninklijke DSM NV (Netherlands)	21,100	997,358

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Chemicals (cont’d.)
Mitsubishi Chemical Holdings Corp. (Japan)	93,000	$709,560
Praxair, Inc.	89,115	7,905,392
Shin-Etsu Chemical Co. Ltd. (Japan)	20,100	1,250,043
Tessenderlo Chemie NV (Belgium)	7,300	354,343

		20,621,720

Clothing & Apparel
Geox SpA (Italy)	33,800	679,489

Commercial Banks — 1.3%
Alliance & Leicester PLC (United Kingdom)	29,700	383,104
Allied Irish Banks PLC (Ireland)	18,400	421,578
Banco Bilbao Vizcaya Argentaria SA (Spain)	33,100	811,082
Banco Santander Central Hispano SA (Spain)	112,700	2,436,997
Commonwealth Bank of Australia (Australia)	11,300	582,614
Credit Agricole SA (France)	13,100	441,857
Danske Bank AS (Denmark)	14,300	560,078
Fukuoka Financial Group, Inc. (Japan)	261,000	1,524,246
HBOS PLC (United Kingdom)	62,000	907,118
HSBC Holdings PLC (United Kingdom)	26,100	437,459
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	8,361,000	5,935,464
Intesa Sanpaolo SpA (Italy)	58,300	461,136
Julius Baer Holding AG (Switzerland)	17,200	1,422,002
Lloyds TSB Group PLC (United Kingdom)	67,600	635,146
Nordea Bank AB (Sweden)	38,800	648,348
Royal Bank of Scotland Group PLC (United Kingdom)	61,500	543,554
Societe Generale (France)	1,900	274,818
Suruga Bank Ltd. (Japan)	113,000	1,229,297
Unione di Banche Italiane ScpA (Italy)	10,600	291,513
Verwaltungs-Und Privat-Bank AG (Switzerland)	1,500	371,307

		20,318,718

Commercial Services — 0.4%
Capita Group PLC (The) (United Kingdom)	111,900	1,554,785
SGS SA (Switzerland)	884	1,053,320
Waste Management, Inc.	97,600	3,188,592

		5,796,697

Computer Services & Software — 2.7%
Apple, Inc.*	55,346	10,962,935
Dell, Inc.*(a)	91,400	2,240,214
Hewlett-Packard Co.	64,652	3,263,633
Hitachi Information Systems Ltd. (Japan)	20,300	431,999
Iliad SA (France)	8,900	957,703
International Business Machines Corp.(a)	34,900	3,772,690
Microsoft Corp.	458,035	16,306,046
NEC Fielding Ltd. (Japan)	20,600	244,872
NHN Corp. (Korea)*	4,100	977,672
Research In Motion Ltd. (Canada)*	10,750	1,219,050
Tietoenator Oyj (Finland)	24,800	556,937

		40,933,751

Conglomerates — 0.1%
Citic Pacific Ltd. (Hong Kong)	159,800	883,475

Construction — 0.2%
China Communications Construction Co. Ltd. (China)	627,000	1,620,969
DP World Ltd. (United Arab Emirates)*	284,800	338,912
Taisei Corp. (Japan)	190,000	511,018
Taylor Woodrow PLC (United Kingdom)	30,000	121,377

		2,592,276

Consumer Finance — 0.1%
American Express Co.	39,000	2,028,780

Consumer Products & Services — 1.0%
Avon Products, Inc.(a)	69,700	2,755,241
Beiersdorf AG (Germany)	20,900	1,619,515
Electrolux AB (Class B Stock) (Sweden)	29,600	496,906
Fisher & Paykel Apppliances Holdings Ltd. (New Zealand)	9,200	24,234
Indesit Co. SpA (Italy)	24,300	377,306
L’Oreal SA (France)	24,000	3,438,045
Newell Rubbermaid, Inc.	117,400	3,038,312
Pacific Brands Ltd. (Australia)	153,800	436,781
Reckitt Benckiser Group PLC (United Kingdom)	67,400	3,909,619

		16,095,959

Containers & Packaging
Amcor Ltd. (Australia)	67,400	406,770

Distribution/Wholesale — 0.1%
Marubeni Corp. (Japan)	106,400	745,546
Sumitomo Corp. (Japan)	30,500	426,737

		1,172,283

Diversified Financial Services — 0.7%
Deutsche Boerse AG (Germany)	15,700	3,116,036
Fannie Mae	49,600	1,983,008
Fortis (Belgium)	11,700	308,079
ING Groep NV (Netherlands)	34,400	1,345,381
U.S. BanCorp.	122,400	3,884,976
UBS AG (Switzerland)	8,100	374,897

		11,012,377

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Diversified Machinery
Volvo AB (Class B Stock) (Sweden)	23,000	$386,109

Diversified Manufacturing — 0.3%
3M Co.	31,200	2,630,784
AGFA Gevaert NV (Belgium)	35,200	539,860
FKI PLC (United Kingdom)	96,800	113,206
Mitsubishi Corp. (Japan)	29,500	798,408
Tomkins PLC (United Kingdom)	143,600	505,241

		4,587,499

Diversified Metals
Zinifex Ltd. (Australia)	33,700	361,491

Diversified Operations — 0.2%
Davis Service Group PLC (United Kingdom)	47,300	483,960
Mitsui & Co. Ltd. (Japan)	148,200	3,094,807

		3,578,767

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	242,224	10,066,829
Telestra Corp. Ltd. (Australia)	129,300	529,887
Verizon Communications, Inc.	55,500	2,424,795

		13,021,511

Electric
Hongkong Electric Holdings (Hong Kong)	88,500	506,470

Electric Utilities — 0.2%
Entergy Corp.	31,400	3,752,928

Electronic Components — 0.6%
Alpine Electronics, Inc. (Japan)	12,900	216,145
Eizo Nanao Corp. (Japan)	13,400	341,163
Fanuc Ltd. (Japan)	21,600	2,094,079
Hon Hai Precision Industry Co. Ltd., GDR (Taiwan)	117,040	1,457,839
NGK Insulators Ltd. (Japan)	77,000	2,064,471
Nippon Electric Glass Co. Ltd. (Japan)	49,000	797,085
THOMSON (France)	27,000	384,096
Tyco Electronics Ltd	62,200	2,309,486

		9,664,364

Electronic Equipment & Instruments
Alps Electric Co. Ltd. (Japan)	36,700	474,132

Electronics — 0.2%
Schneider Electric SA (France)	20,700	2,804,913

Energy – Other — 0.1%
Q-Cells AG (Germany)*	12,700	1,812,243

Engineering/Construction — 0.2%
WorleyParsons Ltd. (Australia)	52,800	2,378,608

Engineering/R&D Services — 0.3%
ABB Ltd. (Switzerland)	175,500	5,056,583

Entertainment & Leisure — 0.9%
Walt Disney Co. (The)(a)	64,300	2,075,604
Las Vegas Sands, Inc.*(a)	74,558	7,683,202
MGM Mirage*	39,871	3,349,962
Sankyo Co. Ltd. (Japan)	18,100	836,271

		13,945,039

Equipment Services — 0.1%
BlueScope Steel Ltd. (Australia)	111,900	939,320

Exchange Traded Funds — 8.8%
Energy Select Sector SPDR Fund(a)	57,525	4,564,609
iShares MSCI Brazil Index Fund	68,000	5,487,600
iShares MSCI Canada Index Fund	43,000	1,379,440
iShares MSCI EAFE Index Fund	311,975	24,505,636
iShares MSCI Emerging Markets Index Fund	45,580	6,850,674
iShares Russell 1000 Growth Index Fund	866,550	52,781,560
iShares Russell 2000 Growth Index Fund	33,400	2,794,912
iShares S&P 500 Growth Index Fund	171,100	11,959,890
iShares S&P Global 100 Index Fund	257,100	20,796,819
iShares S&P Global Energy Sector Index Fund	30,535	4,341,772

		135,462,912

Farming & Agriculture — 0.6%
AWB Ltd. (Australia)	149,600	382,530
Kuala Lumpur Kepong Bhd (Malaysia)	191,400	999,996
Monsanto Co.	73,431	8,201,508

		9,584,034

Finance – Consumer Loans
Cattles PLC (United Kingdom)	23,300	136,360
Promise Co. Ltd. (Japan)	7,700	189,589

		325,949

Financial – Bank & Trust — 0.8%
Banco Popolare Scarl (Italy)*	19,500	432,212
Barclays PLC (United Kingdom)	48,500	486,583
China Merchants Bank Co. Ltd. (Hong Kong)	162,000	651,767
Dexia SA (Belgium)	14,400	362,753
Fifth Third BanCorp.	76,800	1,929,984
HDFC Bank Ltd., ADR (India)(a)	13,500	1,761,075
State Street Corp.	46,300	3,759,560
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	66,000	434,989
Svenska Handelsbanken AB (Class A Stock) (Sweden)	35,800	1,146,584
Wells Fargo & Co.	56,214	1,697,101

		12,662,608

Financial Services — 3.4%
Alpha Bank AE (Greece)	12,800	465,985
Ameriprise Financial, Inc.	42,000	2,314,620
Bank of New York Mellon Corp. (The)	80,600	3,930,056

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)

		Value
	Shares	(Note 2)

Financial Services (cont’d.)
Bolsa de Mercadorias e Futuros – BM&F (Brazil)	10,800	$151,685
Bovespa Holding SA (Brazil)	11,500	221,601
Bumiputra-Commerce Holdings Bhd (Malaysia)	311,500	1,025,582
Citigroup, Inc.	98,000	2,885,120
Egyptian Financial Group-Hermes Holding (Egypt)	137,300	1,642,000
Eurazeo (France)	8,197	1,051,635
Goldman Sachs Group, Inc. (The)	56,411	12,131,186
H&R Block, Inc.	132,800	2,466,096
JPMorgan Chase & Co.	155,200	6,774,480
Lehman Brothers Holdings, Inc.(a)	111,372	7,288,184
Macquarie Group Ltd. (Australia)	27,700	1,853,331
Man Group PLC (United Kingdom)	126,225	1,429,692
Merrill Lynch & Co., Inc.(a)	83,876	4,502,464
National Bank of Greece, ADR (Greece)(a)	125,300	1,727,887

		51,861,604

Foods — 1.2%
Coca-Cola Co. (The)	92,858	5,698,695
CSM (Netherlands)	12,500	422,168
Dairy Crest Group PLC (United Kingdom)	13,100	152,028
East Asiatic Co. Ltd. AS (Denmark)	5,400	420,878
General Mills, Inc.	38,600	2,200,200
Greggs PLC (United Kingdom)	4,400	411,657
Kraft Foods, Inc. (Class A Stock)	46,500	1,517,295
Nestle SA (Switzerland)	6,800	3,123,261
Suedzucker AG (Germany)	23,600	558,627
Tate & Lyle PLC (United Kingdom)	2,300	20,374
Woolworths Ltd. (Australia)	125,800	3,730,727

		18,255,910

Healthcare Providers & Services — 0.5%
UnitedHealth Group, Inc.	132,369	7,703,876

Healthcare – Products — 0.1%
Boston Scientific Corp.*(a)	83,600	972,268

Home Furnishings — 0.1%
Matsushita Electric Industrial Co. Ltd. (Japan)	58,000	1,188,471

Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	246,498	14,521,197
Wynn Resorts Ltd.(a)	49,500	5,550,435
Yum! Brands, Inc.	71,048	2,719,007

		22,790,639

Household Products — 0.1%
Procter & Gamble Co.	16,500	1,211,430

Industrial Conglomerates — 0.7%
General Electric Co.	228,400	8,466,788
Tyco International Ltd. (Bermuda)	70,000	2,775,500

		11,242,288

Instruments – Controls
Rotork PLC (United Kingdom)	27,200	523,577

Insurance — 1.8%
Aegon NV (Netherlands)	22,300	$394,180
American International Group, Inc.	76,300	4,448,290
Aviva PLC (United Kingdom)	8,300	111,193
AXA SA (France)	38,200	1,529,742
Baloise Holding AG (Switzerland)	6,100	600,760
Beazley Group PLC (United Kingdom)	121,200	392,653
Brit Insurance Holdings PLC (United Kingdom)	74,900	341,430
Fondiaria SAI SpA (Italy)	9,400	387,561
Genworth Financial, Inc. (Class A Stock)	145,200	3,695,340
Hannover Rueckversicherung AG (Germany)	14,900	687,303
Hartford Financial Services Group, Inc.	12,800	1,116,032
Hiscox Ltd. (United Kingdom)	85,200	485,903
Irish Life & Permanent PLC (Ireland)	25,000	431,671
Legal & General PLC (United Kingdom)	155,100	403,218
Lincoln National Corp.	30,500	1,775,710
Marsh & McLennan Cos., Inc.	170,100	4,502,547
Muenchener Rueckversicherungs AG (Germany)	5,300	1,030,136
QBE Insurance Group Ltd. (Australia)	67,400	1,956,809
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	187,200	552,254
Swiss Reinsurance (Switzerland)	13,900	987,727
Zurich Financial Services AG (Switzerland)	3,700	1,086,649

		26,917,108

Internet — 0.7%
Google, Inc. (Class A Stock)*	15,297	10,577,570

Investment Firms — 0.2%
Morgan Stanley	45,900	2,437,749

Iron / Steel — 0.3%
Allegheny Technologies, Inc.(a)	43,008	3,715,891
OneSteel Ltd. (Australia)	37,900	203,267
SSAB Svenskt Stal AB, Series B (Sweden)	8,700	214,027

		4,133,185

Leisure Equipment — 0.3%
Nintendo Co. Ltd. (Japan)	7,300	4,286,209

Machinery & Equipment — 0.1%
Georg Fischer AG (Switzerland)*	900	554,078
Heidelberger Druckmaschinen AG (Germany)	23,400	786,877

		1,340,955

Machinery – Construction & Mining — 0.1%
Komatsu Ltd. (Japan)	69,100	1,853,205

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)

		Value
	Shares	(Note 2)

Media — 1.2%
British Sky Broadcasting Group PLC (United Kingdom)	167,500	$2,063,908
Cablevision Systems Corp.*	60,700	1,487,150
CBS Corp. (Class B Stock)(a)	37,500	1,021,875
Comcast Corp. (Class A Stock)*(a)	59,000	1,077,340
Jupiter Telecommunications Co. Ltd. (Japan)*	1,317	1,108,023
Naspers Ltd. (Class N Stock) (South Africa)	27,900	661,336
NET Servicos de Comunicacao SA (Brazil)	60,900	729,582
New York Times Co. (The) (Class A Stock)(a)	75,800	1,328,774
Rogers Communications, Inc. (Class B Stock) (Canada)	50,900	2,320,271
Time Warner, Inc.(a)	302,800	4,999,228
Trinity Mirror PLC (United Kingdom)	53,500	371,143
Viacom, Inc. (Class B Stock)*	28,300	1,242,936

		18,411,566

Medical Supplies & Equipment — 0.6%
Cie Generale d’Optique Essilor
International SA (France)	24,000	1,531,646
Covidien Ltd. (Bermuda)	65,500	2,900,995
Johnson & Johnson	63,600	4,242,120
Phonak Holding AG (Switzerland)	6,079	686,750
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock) (China)	208,000	476,363

		9,837,874

Metals & Mining — 0.9%
Agnico-Eagle Mines Ltd. (Canada)(a)	30,772	1,681,074
BHP Billiton Ltd. (Australia)	64,800	2,265,281
Companhia Vale Do Rio Doce (Brazil)(a)	94,200	3,077,514
Nucor Corp.	12,900	763,938
Rautaruukki Oyj (Finland)	7,600	329,459
ThyssenKrupp AG (Germany)	26,100	1,463,419
Vedanta Resources PLC (United Kingdom)	47,500	1,934,569
Xstrata PLC (United Kingdom)	34,000	2,402,659

		13,917,913

Multimedia — 0.1%
Vivendi (France)	17,100	784,534

Office Equipment — 0.1%
OCE NV (Netherlands)	26,000	470,605
Ricoh Co. Ltd. (Japan)	40,000	730,254
Seiko Epson Corp. (Japan)	4,900	104,364

		1,305,223

Oil & Gas — 3.1%
Baker Hughes, Inc.	77,300	6,269,030
Cameron International Corp.*	46,244	2,225,724
China Oilfield Services Ltd. (Class H Stock) (China)	304,000	678,923
Eni SpA (Italy)	48,800	1,787,271
Exxon Mobil Corp.	85,300	7,991,757
Murphy Oil Corp.(a)	55,500	4,708,620
NiSource, Inc.	93,100	1,758,659
Norsk Hydro ASA (Norway)	16,000	228,662
Santos Ltd. (Australia)	32,200	395,681
Statoilhudro ASA (Norway)	23,800	740,757
Total SA (France)	10,600	880,738
Total SA, ADR (France)(a)	94,700	7,822,220
Transocean, Inc.(a)	71,129	10,182,117
Tullow Oil PLC (United Kingdom)	99,500	1,290,394

		46,960,553

Oil, Gas & Consumable Fuels — 3.6%
BG Group PLC (United Kingdom)	163,810	3,749,930
BP PLC (United Kingdom)	256,300	3,137,680
Chevron Corp.	80,000	7,466,400
Cosmo Oil Co. Ltd. (Japan)	126,000	465,745
Hess Corp.	85,399	8,613,343
Nippon Oil Corp. (Japan)	90,000	727,594
Petroleo Brasileiro SA, ADR (Brazil)(a)	86,270	9,753,457
Repsol YPF SA (Spain)	37,900	1,350,939
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	83,400	3,469,743
Royal Dutch Shell PLC, ADR (United Kingdom)	37,200	3,132,240
Saipem SpA (Italy)	84,100	3,372,755
Schlumberger Ltd.	95,366	9,381,154

		54,620,980

Paper & Forest Products — 0.3%
AbitibiBowater, Inc. (Canada)(a)	31,300	645,093
DS Smith PLC (United Kingdom)	107,300	446,941
International Paper Co.	113,000	3,658,940

		4,750,974

Pharmaceuticals — 2.4%
Actelion Ltd. (Switzerland)*	16,700	767,774
Astellas Pharma, Inc. (Japan)	9,800	425,032
AstraZeneca PLC (United Kingdom)	41,000	1,766,144
GlaxoSmithKline PLC (United Kingdom)	31,900	812,169
H. Lundbeck A/S (Denmark)	33,500	906,462
Merck & Co., Inc.	298,831	17,365,069
Pfizer, Inc.	177,900	4,043,667
Roche Holding AG (Switzerland)	9,100	1,572,194
Sanofi-Aventis (France)	20,700	1,906,057
Schering-Plough Corp.	171,281	4,562,926
Tanabe Seiyaku Co. Ltd. (Japan)	100	929
Wyeth	66,500	2,938,635

		37,067,058

Pipelines — 0.1%
Spectra Energy Corp.	82,400	2,127,568

Printing
Toppan Printing Co. Ltd. (Japan)	31,000	304,013

Real Estate — 0.8%
Aeon Mall Co. Ltd. (Japan)	31,900	837,165

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)

		Value
	Shares	(Note 2)

Real Estate (cont’d.)
Brookfield Asset Management, Inc. (Class A Stock) (Canada)	46,650	$1,675,609
CapitaLand Ltd. (Singapore)	466,000	2,004,920
Country Garden Holdings Co. Ltd. (China)*	312,000	355,535
Li & Fung Ltd. (Hong Kong)	459,000	1,829,905
PIK Group, GDR (Russia)*	38,300	1,120,275
ProLogis(a)	24,704	1,565,740
Raiffeisen International Bank Holding AG (Austria)	6,983	1,057,705
St. Joe Co. (The)(a)	28,800	1,022,688
Sumitomo Realty & Development Co. Ltd. (Japan)	54,000	1,320,628

		12,790,170

Retail & Merchandising — 1.8%
Centros Comerciales
Sudamericanos SA, ADR (Chile)*	13,200	796,851
Circle K Sunkus Co. Ltd. (Japan)	36,100	533,594
CVS Caremark Corp.	52,846	2,100,629
DSG International PLC (United Kingdom)	197,200	389,603
Esprit Holdings Ltd. (Hong Kong)	129,900	1,912,812
Home Depot, Inc. (The)	166,000	4,472,040
Inditex SA (Spain)	35,000	2,150,240
Nordstrom, Inc.	231,911	8,518,091
Plenus Co. Ltd. (Japan)	35,600	493,676
Rallye SA (France)	7,700	546,003
Shoppers Drug Mart Corp. (Canada)	28,000	1,510,999
Valora Holding AG (Switzerland)	600	145,608
Wal-Mart Stores, Inc.	72,600	3,450,678

		27,020,824

Rubber/Plastic Products
Kureha Corp. (Japan)	77,000	410,311

Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.	280,065	7,466,533
MediaTek, Inc. (Taiwan)	69,000	884,432

		8,350,965

Specialty Retail — 0.4%
Lowe’s Cos., Inc.	236,191	5,342,640

Steel Producers/Products
Voestalpine AG (Austria)	6,000	433,791

Telecommunications — 2.2%
America Movil SA de CV, (Class L Stock), ADR (Mexico)(a)	52,147	3,201,304
BT Group PLC (United Kingdom)	276,900	1,503,393
Carphone Warehouse Group PLC (United Kingdom)	96,900	664,505
China Mobile Ltd. (Hong Kong)	291,000	5,067,620
China Mobile Ltd., ADR (Hong Kong)(a)	4,400	382,228
France Telecom SA (France)	13,000	467,945
MobileOne Ltd. (Singapore)	153,900	202,348
MTN Group Ltd. (South Africa)	91,300	1,710,752
Nippon Telegraph & Telephone Corp. (Japan)	250	1,242,733
Nokia Oyj (Finland)	61,700	2,392,333
NTT DoCoMo, Inc. (Japan)	700	1,152,417
QUALCOMM, Inc.	50,682	1,994,337
Qwest Communications International, Inc.*(a)	181,900	1,275,119
Royal KPN NV (Netherlands)	34,000	618,390
Swisscom AG (Switzerland)	2,800	1,093,141
Telefonica SA (Spain)	22,000	714,710
Tesco PLC (United Kingdom)	722,019	6,859,295
Uniden Corp. (Japan)	18,000	103,984
Vodafone Group PLC (United Kingdom)	730,700	2,731,616

		33,378,170

Thrifts & Mortgage Finance
Bradford & Bingley PLC (United Kingdom)	84,700	451,859

Tobacco — 0.1%
Altria Group, Inc.	25,700	1,942,406

Transportation — 0.9%
Kuehne & Nagel International AG (Switzerland)	13,700	1,312,944
Neptune Orient Lines Ltd. (Singapore)	141,000	379,033
Toll Holdings Ltd. (Australia)	111,800	1,116,224
Union Pacific Corp.	90,550	11,374,891

		14,183,092

Utilities — 0.4%
Drax Group PLC (United Kingdom)	15,563	187,428
Duke Energy Corp.(a)	90,100	1,817,317
Hokkaido Electric Power Co., Inc. (Japan)	2,000	43,112
Illinois Tool Works, Inc.	68,100	3,646,074
Kyushu Electric Power Co., Inc. (Japan)	3,400	83,466

		5,777,397

Waste Disposable — 0.1%
DnB Nor Asa (Norway)	85,000	1,299,299

Water — 0.2%
Veolia Environment (France)	34,512	3,151,124

Wireless Telecommunication Services — 0.2%
Sprint Nextel Corp.	203,500	2,671,955

TOTAL COMMON STOCKS
(cost $871,807,010)		918,124,178

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U. S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 22.2%
Federal Home Loan Mortgage Corp.
4.689%(c)	03/01/35	$367	$365,407
4.809%(c)	06/01/35	541	540,382
4.981%(c)	04/01/35	411	411,409
5.00%	07/01/36-05/01/37	792	772,886
5.50%	01/14/08-12/01/37	10,905	10,883,012
5.50%	TBA	1,000	997,812
6.00%	11/01/36-11/01/37	11,292	11,460,286
Federal National Mortgage Assoc.
4.50%	04/01/13-05/01/22	2,088	2,075,642
4.774%(c)	11/01/35	269	269,070
5.00%	11/01/33-06/01/37	27,636	26,991,274
5.00%	TBA	12,000	11,707,500
5.00%	TBA	4,000	3,900,000
5.00%	TBA	3,000	2,925,352
5.089%(c)	06/01/35	479	481,227
5.50%	08/01/36-01/01/38	115,717	115,565,848
5.50%	TBA	23,500	23,470,625
5.988%(c)	07/01/44	153	153,644
6.00%	09/01/16-12/01/37	51,069	51,881,679
6.00%	TBA	36,000	36,551,232
6.063%	11/01/42-06/01/43	1,215	1,213,602
Government National Mortgage Assoc.
5.00%	06/15/36	757	746,344
5.00%	TBA	4,000	3,941,248
5.50%	11/15/32-09/15/37	8,539	8,601,757
5.50%	TBA	5,000	4,993,750
5.50%	TBA	4,000	4,028,752
6.00%	04/15/36-07/15/36	2,291	2,346,576
6.00%	TBA	12,000	12,285,000
6.50%	06/15/36-09/15/37	2,470	2,552,575

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED SECURITIES
(cost $337,615,958)			342,113,891

U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Bonds
4.75%	02/15/37	400	418,625
5.00%	05/15/37	8,100	8,828,368
6.875%	08/15/25	2,000	2,571,562
U.S. Treasury Inflationary Index Bonds (TIPS)
0.875%	04/15/10	3,000	3,297,526
1.625%	01/15/15	2,000	2,197,159
1.875%	04/15/12-07/15/15	9,500	10,556,260
2.00%	01/15/16-01/15/26	23,400	25,416,114
2.375%	04/15/11-01/15/27	49,640	60,835,169
2.50%	07/15/16	12,300	13,570,373
2.625%	07/15/17	13,097	14,246,429
3.00%	07/15/12	700	880,988
3.625%	04/15/28	3,500	5,727,922
3.875%	01/15/09-04/15/29	8,000	12,342,996
U.S. Treasury Notes
4.00%	02/15/14	1,500	1,532,462
4.25%	01/15/11-11/15/17	2,200	2,270,984
4.50%	11/15/15	100	104,195
4.625%	11/15/16-02/29/12	11,300	11,841,066
4.75%	08/15/17	1,600	1,689,875
4.875%	08/15/16	300	319,453

TOTAL U.S. TREASURY OBLIGATIONS
(cost $178,004,696)			178,647,526

		Moody’s
		Ratings
		(Unaudited)

CORPORATE BONDS — 8.3%
Advertising — 0.1%
Codelco, Inc.,
Unsec’d. Notes (United Kingdom)
6.15%	10/24/36	Aa3	750	744,375
Omnicom Group, Inc.,
Gtd. Notes
5.90%	04/15/16	Baa1	200	202,854
Petronas Capital Ltd.,
Gtd. Notes (Malaysia)
7.875%	05/22/22	A1	500	618,723

				1,565,952

Aerospace
Goodrich Corp.,
Sr. Unsec’d. Notes
6.29%	07/01/16	Baa2	100	104,064

Airlines
Southwest Airlines Co.,
Sr. Unsub. Notes
6.50%	03/01/12	Baa1	100	103,550

Automotive Parts — 0.1%
Autozone, Inc.,
Sr. Notes
6.95%	06/15/16	Baa2	1,000	1,066,966
Sr. Unsec’d. Notes
6.50%	07/15/08	Baa2	100	100,765

				1,167,731

Banks — 0.8%
American Express Bank FSB,
Sr. Unsec’d. Notes
5.252%(c)	06/12/09	Aa3	500	498,185
6.00%	09/13/17	Aa3	300	301,672
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.00%	09/13/17	Aa3	3,200	3,217,834
Bank of America Corp.,
Sr. Notes
5.503%(c)	10/14/16	Aa1	500	483,390

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Banks (cont’d.)
Bank of America NA, Notes
5.133%(c)	06/12/09	Aaa		$500	$498,832
Sr. Notes
4.966%	12/18/08	Aaa		650	649,564
Banque Centrale de Tunisie, Unsub. Notes (Tunisia)
7.375%	04/25/12	Baa2		100	108,680
BNP Paribas, Sub. Notes, 144A (France)
(cost $193,026; purchased 11/28/06)(f)(g)
5.186%(c)	06/29/49	Aa3		200	182,025
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)
5.375%	10/12/12	Aa1		400	409,896
HBOS PLC, Sub. Notes, 144A
(cost $686,035; purchased 05/10/07)(f)(g)
5.92%(c)	09/29/49	A1		700	610,557
HSBC Holdings PLC, Sub. Notes (United Kingdom)
6.50%	05/02/36	Aa3		600	583,305
JPMorgan Chase Bank NA, Sub. Notes
6.00%	10/01/17	Aa1		2,000	2,034,042
Rabobank Capital Funding Trust III, Gtd. Notes, 144A
(cost $195,166; purchased 12/15/06)(f)(g)
5.254%(c)	12/29/49	Aa2		200	179,006
Realkredit Danmark AS, Mortgage (Denmark)
5.00%	10/01/38	Aaa	DKK	4,272	790,029
UFJ Finance Aruba AEC, Bank Gtd. (Aruba) 144A
8.75%	11/29/49	Aa3		400	404,960
VTB Capital SA for Vneshtorgbank, Sr. Notes, 144A (Luxembourg)
(cost $300,000; purchased 10/27/06)(f)(g)
5.494%(c)	08/01/08	A2		300	297,000
Wells Fargo Capital X, Gtd. Notes
5.95%	12/15/36	Aa2		100	93,327
Westpac Banking Corp., Sr. Unsec’d. Notes
5.212%(c)	06/06/08	Aa1		700	699,698

					12,042,002

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes, 144A
(cost $2,800,000; purchased 05/24/07)(f)(g)
5.133%(c)	11/28/08	A2		2,800	2,796,618

Commercial Services
Western Union Co. (The), Gtd. Notes
5.93%	10/01/16	A3		$100	99,787

Construction — 0.4%
C8 Capital SPV Ltd., Notes
6.64%(c)	12/29/49	BBB-(d)		5,000	4,745,250
Notes, 144A
(cost $1,889,852; purchased 02/06/07-03/28/07)(f)(g)
6.64%	12/29/49	BBB-(d)		1,900	1,800,516
DR Horton, Inc., Sr. Unsub. Notes
6.00%	04/15/11	Ba1		100	90,358

					6,636,124

Consumer Products & Services
Newell Rubbermaid, Inc., Notes
4.00%	05/01/10	Baa2		100	100,674

Containers & Packaging
Sealed Air Corp., Notes, 144A
(cost $98,058; purchased 10/19/06)(f)(g)
5.625%	07/15/13	Baa3		100	99,862

Diversified Financial Services — 1.8%
American Honda Finance Corp.,
Notes, 144A (cost $900,495; purchased 01/09/07)(f)(g)
5.171%(c)	01/23/08	Aa3		900	900,156
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A (cost $104,671; purchased 04/04/07)(f)(g)
6.40%	12/15/11	Baa2		100	105,404
El Paso Performance-Linked Trust,
Notes, 144A (cost $212,500; purchased 03/15/07)(f)(g)
7.75%	07/15/11	Ba3		200	205,246
Ford Motor Credit Co. LLC, Notes
7.80%	06/01/12	B1		100	87,666
Sr. Notes
7.25%	10/25/11	B1		500	433,080
Sr. Unsec’d. Notes
7.993%(c)	01/13/12	B1		400	335,985
GATX Financial Corp., Sr. Notes
5.125%	04/15/10	Baa1		100	98,461
General Electric Capital Corp., Sr. Unsec’d. Notes
5.031%(c)	03/16/09	Aaa		500	499,800
5.065%(c)	10/24/08	Aaa		900	898,410

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Diversified Financial Services (cont’d.)
General Electric Capital Corp.,
Sr. Unsec’d. Notes (cont’d.)
5.095%(c)	10/26/09	Aaa		$100	$99,756
5.28%(c)	10/21/10	Aaa		300	299,870
5.625%	09/15/17	Aaa		2,000	2,051,952
Sub. Notes, 144A(f)(g)
(cost $798,471; purchased 08/30/07)
6.50%	09/15/36	Aa1	GBP	400	806,235
(cost $1,397,325; purchased 08/30/07)
6.50%	09/15/37	Aa1	GBP	700	1,410,910
GMAC LLC,
Bonds
8.00%	11/01/31	Ba3		100	83,888
Notes
7.00%	02/01/12	Ba3		100	84,843
Sr. Unsub. Notes
6.00%	12/15/11	Ba3		100	83,868
Unsub. Notes
6.119%(c)	05/15/09	Ba3		1,700	1,583,354
Unsub. Notes, MTN
6.034%(c)	09/23/08	Ba3		800	772,855
Goldman Sachs Group, Inc. (The),
Sr. Sub. Notes
6.75%	10/01/37	A1		3,600	3,527,201
Kaupthing Bank,
Sr. Notes, 144A (Iceland)
(cost $99,475; purchased 10/19/06)(f)(g)
5.75%	10/04/11	Aa3		100	94,050
ORIX Corp.,
Unsub. Notes (Japan)
5.48%	11/22/11	Baa1		100	99,997
Petroleum Export Ltd.,
Sr. Notes(g)
5.265%	06/15/11	Baa1		3,019	2,984,919
Rockies Express Pipeline LLC,
Gtd. Notes, 144A (cost $598,300; purchased 09/17/07)(f)(g)
5.776%(c)	08/20/09	Baa2		600	600,163
SB Treasury Co. LLC,
Jr. Sub. Notes, 144A (cost $317,025; purchased 12/20/06)(f)(g)
9.40%(c)	12/29/49	A1		300	305,907
SLM Corp.,
Notes
3.625%	03/17/08	Baa1		1,900	1,884,093
5.294%(c)	07/25/08	Baa1		200	195,890
Sr. Notes, 144A (cost $398,643; purchased 05/29/07, 06/08/07)(f)(g)
4.959%(c)	04/18/08	Baa1		400	395,771
SMFG Preferred Capital,
Sub. Notes, 144A (cost $200,000;
purchased 12/13/06)(f)(g)
6.078%(c)	12/25/49	A2		200	184,244
TNK BP Finance SA,
Gtd. Notes (Luxembourg)
7.50%	07/18/16	Baa2		1,750	1,693,020
Tokai Preferred Capital Co. LLC,
Bonds, 144A (cost $919,944;
purchased 11/06/07)(f)(g)
9.98%(c)	12/29/49	A1		900	911,907
TransCapitalInvest Ltd. for
OJSC AK Transneft, (Ireland)
Notes
6.103%	06/27/12	A2		4,000	3,980,000

					27,698,901

Diversified Operations — 0.1%
EnCana Holdings Finance Corp.,
Gtd. Notes (Canada)
5.80%	05/01/14	Baa2		100	102,466
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A (Netherlands)
(cost $300,000; purchased 08/09/06)(f)(g)
4.92%(c)	08/14/09	A1		300	300,083
TNB Capital Ltd.,
Gtd. Notes (Malaysia)
5.25%	05/05/15	Baa1		200	202,162

					604,711

Electric — 0.3%
Consumers Energy Co.,
First Mortgage
5.00%	02/15/12	Baa1		200	198,532
Edison Mission Energy,
Sr. Unsec’d. Notes
7.00%	05/15/17	B1		200	196,500
Empresa Nacional de Electricidad SA/Chile,
Unsub. Notes (Chile)
8.625%	08/01/15	Baa3		1,000	1,153,636
Enersis SA,
Bonds (Chile)
7.375%	01/15/14	Baa3		1,000	1,070,568
FirstEnergy Corp.,
Unsub. Notes
6.45%	11/15/11	Baa3		100	103,262
Majapahit Holding BV,
Gtd. Notes (Netherlands)
7.25%	10/17/11	Ba3		1,850	1,852,312
NRG Energy, Inc.,
Gtd. Notes
7.375%	01/15/17	B1		500	487,500

					5,062,310

Energy – Diversified Energy
PSEG Energy Holdings LLC,
Sr. Notes
8.625%	02/15/08	Ba3		41	41,076

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Financial – Bank & Trust — 0.8%
Barclays Bank PLC,
Sr. Unsub. Notes
5.45%	09/12/12	Aa1		$800	$819,471
Caisse Nationale des Caisses d’epargne et de Prevoyance,
Jr. Sub. Notes (France)
6.50%(c)	10/29/49	A1	EUR	300	411,126
Citigroup, Inc.,
Sr. Unsec’d. Notes
6.125%	11/21/17	Aa3		1,900	1,951,669
Export-Import Bank of Korea,
Notes (South Korea)
5.214%(c)	06/01/09	Aa3		500	500,758
Glitnir Banki HF,
Bonds, 144A (Iceland)
(cost $200,427; purchased 01/12/07, 02/22/07)(f)(g)
5.679%(c)	01/18/12	Aa3		200	193,481
HSBC Capital Funding LP,
Bank Gtd., 144A
(cost $785,309; purchased 05/09/07)(f)(g)
9.547%(c)	12/29/49	A1		700	765,088
HSBC Financial Corp. Ltd.,
Gtd. Notes (Canada)
4.891%(c)	05/03/12	Aa3	CAD	200	202,608
Intesa Bank Overseas Ltd.,
Bank Gtd. (Cayman Islands)
6.079%(c)	01/02/08	NR		900	902,808
Mizuho Financial Group Cayman Ltd.,
Bank Gtd. (Cayman Islands)
8.375%	12/29/49	Aa3		700	707,308
Mizuho JGB Investment LLC,
Sub. Notes, 144A
(cost $1,328,194; purchased 11/06/07, 11/08/07)(f)(g)
9.87%(c)	12/29/49	A1		1,300	1,311,872
Royal Bank of Scotland PLC,
Jr. Sub. Notes (United Kingdom)
7.092%(c)	10/29/49	Aa3	EUR	100	145,044
RSHB Capital SA for OJSC Russian Agriculture Bank,
Bonds (Luxembourg)
7.175%	05/16/13	A3		3,000	3,086,100
Santander Perpetual SA Unipersonal,
Bank Gtd., 144A (Spain)
(cost $300,000; purchased 10/18/07)(f)(g)
6.671%(c)	10/29/49	Aa2		300	300,806
Santander US,
Bank Gtd., 144A (Spain)
(cost $200,000; purchased 11/21/06)(f)(g)
5.201%(c)	11/20/09	Aa1		200	197,540
State Street Capital Trust IV,
Gtd. Notes
5.991%(c)	06/15/37	A1		300	232,741

					11,728,420

Financial Services — 1.1%
American General Finance Corp.,
Notes
6.90%	12/15/17	A1		4,400	4,404,400
Bear Stearns Cos., Inc. (The),
Notes
5.223%(c)	01/09/08	A1		$900	$899,977
6.95%	08/10/12	A2		900	925,380
Capital One Financial Corp.,
Sr. Unsec’d. Notes
6.75%	09/15/17	A3		600	575,473
Citigroup Capital XXI,
Gtd. Notes
8.30%(c)	12/21/77	A1		2,000	2,088,382
Citigroup Funding, Inc.,
Gtd. Notes
4.896%(c)	04/23/09	Aa3		500	496,960
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.898%(c)	12/26/08	Aa3		100	99,580
Goldman Sachs Group, Inc. (The),
Bonds
4.924%(c)	12/23/08	Aa3		800	797,669
Notes
4.974%(c)	12/22/08	Aa3		200	199,437
HBOS Treasury Services PLC,
Bank Gtd., 144A (United Kingdom)
(cost $800,120; purchased 12/12/06)(f)(g)
5.028%(c)	07/17/08	Aa1		800	799,671
HSBC Finance Corp.,
Sr. Notes
4.982%(c)	05/21/08	Aa3		100	99,988
5.24%(c)	10/21/09	Aa3		100	99,527
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.52%(c)	04/20/09	A1		100	99,873
JPMorgan Chase & Co.,
Notes
4.938%(c)	06/25/10	Aa2		400	394,764
Sr. Notes
6.00%	01/15/18	Aa2		500	508,692
Sr. Unsec’d. Notes
4.908%(c)	06/26/09	Aa2		500	497,870
JPMorgan Chase Capital XX,
Bank Gtd. Notes
6.55%	09/29/36	Aa3		100	90,229
JPMorgan Chase Capital XXII,
Gtd. Notes
6.45%	02/02/37	Aa3		200	178,038
Landsbanki Islands,
Notes, 144A
(cost $101,150; purchased 10/23/06)(f)(g)
6.10%	08/25/11	Aa3		100	98,556
Lehman Brothers Holdings, Inc.,
Notes
4.934%(c)	12/23/08	A1		700	688,073
Merrill Lynch & Co., Inc.,
Notes
5.191%(c)	10/23/08	A1		200	197,304
Sr. Unsec’d. Notes
5.211%(c)	12/04/09	A1		400	387,788

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Financial Services (cont’d.)
Morgan Stanley, Notes
5.723%(c)	10/15/15	Aa3		$100	$93,723
Sr. Notes
5.334%(c)	01/18/08	Aa3		1,000	999,791
Unicredit Luxembourg Finance SA, Gtd. Notes, 144A (Luxembourg)
(cost $1,300,000; purchased 10/17/06)(f)(g)
5.143%(c)	10/24/08	Aa2		1,300	1,297,431

					17,018,576

Foods
Kraft Foods, Inc., Sr. Unsec’d. Notes
6.25%	06/01/12	Baa2		100	103,884
Sara Lee Corp., Sr. Unsec’d. Notes
6.25%	09/15/11	Baa1		100	103,867
Tate & Lyle International Finance PLC, Gtd. Notes, 144A (United Kingdom)
(cost $102,333; purchased 02/21/07)(f)(g)
6.125%	06/15/11	Baa2		100	104,325

					312,076

Forest Products & Paper
Weyerhaeuser Co., Sr. Unsec’d. Notes
5.884%(c)	09/24/09	Baa2		500	501,283

Gaming
Mandalay Resort Group, Sr. Unsec’d. Notes
6.50%	07/31/09	Ba2		300	300,000

Healthcare Services
HCA, Inc., Sec’d. Notes
9.25%	11/15/16	B2		500	525,000

Healthcare – Products
Boston Scientific Corp., Sr. Unsec’d. Notes
6.00%	06/15/11	Ba2		100	96,500

Hospitals/Hospital Management
Fresenius Medical Care Capital Trust II, Gtd. Notes
7.875%	02/01/08	B1		300	300,000

Insurance — 0.1%
American International Group, Inc., Jr. Sub. Notes
4.875%(c)	03/15/37	Aa3	EUR	100	127,467
Sr. Unsec’d. Notes
5.85%	01/16/18	Aa2		500	503,274
Sr. Unsec’d. Notes, 144A
(cost $200,000; purchased 12/19/06)(f)(g)
4.884%(c)	06/23/08	Aa2		200	200,103

					830,844

Lodging
Royal Caribbean Cruises Ltd., Sr. Notes (Liberia)
8.00%	05/15/10	Ba1		200	206,765

Media — 0.1%
Time Warner, Inc., Gtd. Notes
5.109%(c)	11/13/09	Baa2		1,100	1,072,938

Medical Supplies & Equipment — 0.2%
Covidien International Finance SA, Gtd. Notes, 144A (Luxembourg)
(cost $2,029,140; purchased 11/14/07)(f)(g)
6.00%	10/15/17	Baa1		2,000	2,069,468
Mckesson Corp., Sr. Unsec’d. Notes
5.70%	03/01/17	Baa3		100	99,428
Merck & Co., Inc., Sr. Unsec’d. Notes
4.75%	03/01/15	Aa3		200	198,917

					2,367,813

Metals & Mining — 0.3%
Alcan, Inc., Debs. (Canada)
6.45%	03/15/11	A3		100	105,783
BHP Billiton Finance Ltd., Gtd. Notes (Australia)
5.125%	03/29/12	A1		300	302,481
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes
8.394%(c)	04/01/15	Ba3		200	203,000
Vale Overseas Ltd., Gtd. Notes
6.25%	01/11/16	Baa3		1,400	1,402,245
6.25%	01/23/17	Baa3		1,000	1,003,105
8.25%	01/17/34	Baa3		750	868,378

					3,884,992

Office Equipment
Xerox Corp., Gtd. Notes
9.75%	01/15/09	Baa2		100	104,541

Oil, Gas & Consumable Fuels — 0.6%
Chesapeake Energy Corp., Gtd. Notes
2.50%	05/15/37	Ba3		400	444,500
Gaz Capital for Gazprom, (Luxembourg) Sr. Notes
5.875%	06/01/15	A3	EUR	1,500	2,058,424
Ras Laffan Liquefied Natural Gas Co. Ltd., Bonds(g)
5.298%	09/30/20	Aa2		3,550	3,426,815
Ras Laffan Liquefied Natural Gas Co. Ltd. III, Gtd. Notes
(cost $2,974,530; purchased 12/06/07)(f)(g)
5.832%	09/30/16	Aa2		3,000	3,036,000

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (cont’d.)
Transocean, Inc., Sr. Unsec’d. Notes
5.341%(c)	09/05/08	Baa2		$300	$298,504

					9,264,243

Personnel Services
Service Corp. International, Sr. Unsec’d. Notes
6.50%	03/15/08	B1		300	300,383

Petroleum Exploration & Production — 0.5%
Gazprom Partcipation, Notes (Germany)
9.625%	03/01/13	BB+(d)		4,800	5,440,051
Tengizchevroil Financial Co. LLP, Notes, 144A (Kazakhstan)(g)
6.124%(c)	11/15/14	Baa3		2,750	2,599,025

					8,039,076

Pharmaceuticals
Cardinal Health, Inc., Sr. Unsec’d. Notes, 144A
(cost $300,000; purchased 09/28/06)(f)(g)
5.499%(c)	10/02/09	Baa2		300	300,483

Pipelines — 0.1%
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A
(cost $500,000; purchased 12/14/07)(f)(g)
6.514%	12/15/12	Baa3		500	507,661
Roseton/Danskammer, Pass-Through Certificates
7.27%	11/08/10	Ba3		162	163,719

					671,380

Real Estate Investment Trusts — 0.3%
Canada Housing Trust, Foreign Gov’t. Gtd., 144A (Canada)
(cost $3,645,318; purchased 12/12/07)(f)(g)
4.55%	12/15/12	Aaa	CAD	3,600	3,707,859
Nationwide Health Properties, Unsec’d. Notes
6.50%	07/15/11	Baa3		200	208,862
Province of Quebec, Bonds (Canada)
5.00%	12/01/38	Aa2	CAD	500	527,641
Vornado Realty LP, Sr. Unsec’d. Notes
5.60%	02/15/11	Baa2		100	99,552

					4,543,914

Retail & Merchandising
CVS Caremark Corp., Sr. Unsec’d. Notes
5.75%	08/15/11	Baa2		100	102,434
JC Penney Corp., Inc., Unsub. Notes
7.375%	08/15/08	Baa3		200	202,324
Kohls Corp., Sr. Unsec’d. Notes
6.25%	12/15/17	Baa1		100	100,474
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
4.891%(c)	06/16/08	Aa2		200	200,051

					605,283

Specialty Retail
Home Depot, Inc., Sr. Unsec’d. Notes
5.116%(c)	12/16/09	Baa1		200	195,940

Telecommunications — 0.4%
America Movil SA de CV, (Mexico) Gtd. Notes
4.958%(c)	06/27/08	A3		500	497,500
5.50%	03/01/14	A3		2,350	2,334,814
BellSouth Corp., Sr. Unsec’d. Notes
4.969%(c)	08/15/08	A2		200	199,681
5.20%	09/15/14	A2		100	99,802
Sr. Unsec’d. Notes, 144A
4.24%	04/26/21	A2		1,600	1,594,307
(cost $1,582,912; purchased 04/18/07)(f)(g)
CenturyTel, Inc., Sr. Unsec’d. Notes
6.00%	04/01/17	Baa2		200	200,907
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
8.25%	06/15/30	A3		100	124,775
Embarq Corp., Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3		100	103,438
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)
5.25%	11/01/08	Caa1		200	197,500
Motorola, Inc., Sr. Unsec’d. Notes
6.00%	11/15/17	Baa1		100	98,286
Rogers Wireless, Inc., Gtd. Notes (Canada)
7.25%	12/15/12	Baa3		100	108,389
Sprint Nextel Corp., Unsec’d. Notes
6.00%	12/01/16	Baa3		200	191,559

					5,750,958

Tobacco
Reynolds American, Inc., Gtd. Notes
5.691%(c)	06/15/11	Ba1		500	487,500

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE BONDS (Continued)
Transportation
CSX Corp., Notes
6.30%	03/15/12	Baa3		$100	$102,389
Ryder System, Inc., Notes
5.85%	11/01/16	Baa1		100	99,560

					201,949

Utilities
Exelon Corp., Sr. Notes
6.75%	05/01/11	Baa1		100	104,516

TOTAL CORPORATE BONDS
(cost $128,743,075)					127,838,735

FOREIGN GOVERNMENT BONDS — 3.1%
Brazilian Government Bond, Unsub. Notes (Brazil)
8.00%	01/15/18	Ba1		1,000	1,119,000
Bundesrepublik Deutschland Bonds (Germany)
3.75%	01/04/17	Aaa	EUR	600	842,221
4.00%	07/04/16	Aaa	EUR	2,500	3,578,629
4.25%	07/04/14	Aaa	EUR	800	1,171,344
5.50%	01/04/31	Aaa	EUR	2,850	4,660,775
5.625%	01/04/28	Aaa	EUR	1,160	1,913,051
France Government Bond (France)
4.00%	10/25/14	Aaa	EUR	1,000	1,440,642
Mexico Government International Bond, Notes (Mexico)
8.00%	09/24/22	Baa1		400	491,600
Netherlands Government Bond (Netherlands)
3.75%	07/15/14	Aaa	EUR	200	284,489
Republic of Argentina Bond (Argentina)
5.389%(c)	08/03/12	B3		148	83,975
Republic of Brazil Bonds (Brazil)
10.25%	01/10/28	Ba1	BRL	2,200	1,186,517
12.50%	01/05/22	Ba1	BRL	1,500	943,820
Republic of Colombia, Unsec’d. Notes (Colombia)
7.375%	01/27/17	Ba2		300	329,250
7.375%	09/18/37	Ba2		1,475	1,640,937
Republic of Indonesia, Unsec’d. Notes (Indonesia)
6.75%	03/10/14	Ba3		750	776,268
6.875%	03/09/17	Ba3		700	720,728
Republic of Panama, Unsec’d. Note (Panama)
7.125%	01/29/26	Ba1		900	990,000
Republic of Peru, Unsub. Note (Peru)
7.35%	07/21/25	Ba2		500	570,000
Republic of Venezuela, Unsec’d. Note (Venezuela)
6.00%	12/09/20	B2		700	563,500
Russian Government International Bonds, Unsub. Notes (Russia)
7.50%	03/31/30	Baa2		1,535	1,753,934
8.25%	03/31/10	Baa2		9,215	9,537,832
Spanish Government Bonds (Spain)
4.75%	07/30/14	Aaa	EUR	1,000	1,505,375
5.75%	07/30/32	Aaa	EUR	160	269,206
Ukraine Government International Bond (Ukraine)
6.385%	06/26/12	B1		1,500	1,494,000
Unsec’d. Note
7.65%	06/11/13	B1		800	845,840
United Kingdom Gilt, Bonds (United Kingdom)
2.50%	05/20/09	Aaa	GBP	100	527,058
4.25%	03/07/11	Aaa	GBP	200	396,226
4.75%	06/07/10	Aaa	GBP	1,900	3,819,251
5.75%	12/07/09	Aaa	GBP	2,000	4,083,526

TOTAL FOREIGN GOVERNMENT BOND
(cost $46,605,653)					47,538,994

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.8%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
5.132%(c)	09/25/35	Aaa		562	558,090
American Home Mortgage Investment Trust,
Series 2005-2, Class 5A2
5.015%(c)	09/25/35	Aaa		230	229,450
Banc of America Large Loan, Inc., Series 2007-BMB1, Class A1, 144A
(cost $592,018; purchased 10/05/07)(f)(g)
5.538%(c)	06/15/29	Aaa		592	591,002
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
4.652%(c)	10/25/33	Aaa		41	40,490
Series 2003-9, Class 2A1
4.486%(c)	02/25/34	Aaa		556	548,698
Series 2004-2, Class 22A
4.434%(c)	05/25/34	Aaa		106	104,136
Series 2004-10, Class 21A1
4.876%(c)	01/25/35	Aaa		811	801,399
Series 2004-10, Class 22A1
4.956%(c)	01/25/35	Aaa		546	541,686
Series 2005-2, Class A1
4.125%(c)	03/25/35	Aaa		903	894,527
Series 2005-2, Class A2
4.125%(c)	03/25/35	Aaa		449	441,345
Series 2005-5, Class A1
4.55%(c)	08/25/35	Aaa		584	577,371
Series 2005-5, Class A2
4.55%(c)	08/25/35	Aaa		1,636	1,605,453
Series 2005-9, Class A1
4.625%(c)	10/25/35	Aaa		157	154,946
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
5.527%(c)	09/25/35	Aaa		285	280,766
Series 2005-10, Classs 24A1
5.902%(c)	01/25/36	Aaa		479	466,463
Series 2006-6, Class 32A1
5.811%(c)	10/25/36	Aaa		229	225,403
Series 2006-8, Class 3A1
5.025%(c)	02/25/36	Aaa		262	248,501

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
5.684%(c)	01/26/36	Aaa	$757	$748,782
Series 2007-R6, Class 2A1
5.787%(c)	09/25/37	Aaa	479	472,357
Series 2007-R7, Class A1, 144A
(cost $565,471; purchased 08/27/07)(f)(g)
5.065%(c)	01/25/37	NR	569	563,481
CC Mortgage Funding Corp.,
Series 2007-2A, Class A1, 144A
(cost $489,564; purchased 06/05/07)(f)(g)
4.995%(c)	05/25/48	Aaa	490	447,602
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-3, Class 2A2B
4.679%(c)	08/25/35	Aaa	526	519,231
Series 2005-6, Class A1
4.748%(c)	08/25/35	Aaa	335	329,838
Series 2005-6, Class A2
4.248%(c)	08/25/35	Aaa	156	153,062
Commercial Mortgage Pass-Through Certificates,
Series 1999-1, Class A2
6.455%	09/15/08	Aaa	80	80,244
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class A1A
5.029%(c)	07/21/46	Aaa	54	53,772
Series 2006-OA14, Class 2A1
5.055%(c)	11/25/46	Aaa	134	126,230
Series 2006-OA16, Class A1A
4.935%(c)	09/25/46	Aaa	1	1,274
Series 2006-OA19, Class A1
5.129%(c)	02/20/46	Aaa	575	542,333
Series 2006-OA22, Class A1
5.025%(c)	09/25/35	Aaa	389	364,506
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
6.141%(c)	08/25/34	Aaa	442	439,449
Series 2004-12, Class 12A1
4.711%(c)	08/25/34	Aaa	118	117,440
Series 2004-22, Class A3
4.801%(c)	11/25/34	Aaa	81	80,259
Series 2004-HYB5, Class 2A1
4.854%(c)	04/20/35	Aaa	477	476,012
Credit Suisse Mortgage Capital Certificate,
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa	400	398,609
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB6, Class A1, 144A
(cost $461,334; purchased 07/09/07)(f)(g)
4.985%(c)	07/25/37	Aaa	461	437,942
CS First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
4.402%(c)	08/25/33	Aaa	128	128,144
Series 2004-AR3, Class 2A1
4.427%(c)	04/25/34	Aaa	557	554,359
Deutsche ALT-A Securities, Inc. / Alternate Loan Trust,
Series 2006-AB4, Class A1B1
4.965%(c)	10/25/36	Aaa	89	88,777
Series 2006-AR6, Class A1
4.945%(c)	01/25/37	Aaa	124	122,102
Series 2007-1, Class 1A1
4.955%(c)	08/25/37	Aaa	437	432,900
Fannie Mae,
Series 2002-74, Class PC
5.00%	03/25/15	Aaa	99	99,294
Series 2005-47, Class PA
5.50%	09/25/24	Aaa	960	963,078
Series 2005-54, Class ZM
4.50%	06/25/35	Aaa	112	93,792
Series 2006-16, Class FC
5.165%(c)	03/25/36	Aaa	265	266,938
Series 2007-73, Class A1
4.925%(c)	07/25/37	Aaa	528	508,218
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
6.263%(c)	07/25/44	Aaa	27	26,896
First Horizon Asset Securities, Inc.,
Series 2003-AR2, Class 2A1
4.734%(c)	07/25/33	AAA(d)	570	566,629
Series 2003-AR4, Class 2A1
4.402%(c)	12/25/33	Aaa	64	63,743
Freddie Mac,
Series 1565, Class G
6.00%	08/15/08	Aaa	65	64,605
Series 2504, Class J
5.50%	05/15/16	Aaa	427	431,017
Series 2608, Class FJ
5.428%(c)	03/15/17	Aaa	141	141,230
Series 2631, Class PC
4.50%	03/15/16	Aaa	751	751,309
Series 2638, Class FA
5.428%(c)	11/15/16	Aaa	120	120,451
Series 2904, Class CM
5.00%	01/15/18	Aaa	146	146,722
Series 2906, Class GZ
5.00%	09/15/34	Aaa	465	420,553
Series 2962, Class YC
4.50%	09/15/14	Aaa	355	355,053
Series 2987, Class HD
4.50%	07/15/18	Aaa	492	491,386
Series 3059, Class CA
5.00%	03/15/25	Aaa	65	65,421
Series 3117, Class PN
5.00%	11/15/21	Aaa	58	58,111
Series 3174, Class FM
5.268%(c)	05/15/36	Aaa	191	189,655
Series 3253, Class A
5.00%	01/15/22	Aaa	167	168,587
Series 3266, Class C
5.00%	02/15/20	Aaa	414	415,690
Series 3335, Class AF
5.178%(c)	10/15/20	Aaa	909	905,835
Series 3335, Class BF
5.178%(c)	07/15/19	Aaa	907	904,239
Series 3336, Class GA
5.00%	05/15/27	Aaa	569	572,713
Series 3346, Class FA
5.258%(c)	02/15/19	Aaa	1,861	1,850,195

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Freddie Mac (cont’d)
Series R006, Class ZA
6.00%	04/15/36	Aaa		$331	$335,221
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
4.945%(c)	10/25/46	Aaa		217	212,737
GS Mortgage Securities Corp II,
Series 1998-C1, Class A2
6.62%	10/18/30	AAA(d)		64	64,349
Series 2006-FL8A, Class A1, 144A
(cost $5,604; purchased 12/07/06)(f)(g)
5.352%(c)	06/06/20	Aaa		6	5,601
Series 2007-EOP, Class A1, 144A
(cost $178,472; purchased 06/01/07)(f)(g)
5.342%(c)	03/06/20	Aaa		178	170,610
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
4.603%(c)	03/25/33	Aaa		49	48,187
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
4.97%(c)	05/19/33	AAA(d)		116	113,934
Series 2004-1, Class 2A
4.606%(c)	04/19/34	Aaa		535	532,304
Series 2005-2, Class 2A1A
5.185%(c)	05/19/35	Aaa		91	85,605
Series 2006-12, Class 2A11
5.055%(c)	12/19/36	Aaa		311	307,421
Series 2006-12, Class 2A2A
5.155%(c)	12/19/36	Aaa		247	231,318
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A1
4.925%(c)	05/25/37	Aaa		451	431,256
Impac Secured Assets CMN Owner Trust,
Series 2006-4, Class A2A
4.945%(c)	09/25/36	Aaa		172	169,145
Indymac Index Mortgage Loan Trust,
Series 2006-AR14, Class 1A1A
4.955%(c)	11/25/46	Aaa		172	167,835
Series 2006-AR35, Class 2A2
4.965%(c)	01/25/36	Aaa		103	101,982
JLOC Ltd., (Japan)
Series 36A, Class A1, 144A
(cost $293,856; purchased 04/23/07)(f)(g)
1.143%(c)	02/16/16	Aaa	JPY	34,888	312,649
Series 37A, Class A1, 144A
(cost $487,944; purchased 06/28/07)
1.222%	01/15/15	Aaa	JPY	57,504	515,623
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
4.381%(c)	11/25/33	AAA(d)		63	62,021
Series 2004-S1, Class 1A3
4.50%	08/25/19	Aaa		215	214,151
Series 2005-A1, Class 6t1
5.023%(c)	02/25/35	Aaa		137	132,136
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 2006-LLFA, Class A1, 144A
(cost $33,542; purchased 08/07/06)(f)(g)
5.108%(c)	09/15/21	Aaa		34	33,490
Master Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
5.021%(c)	12/25/33	Aaa		560	557,236
Series 2007-3, Class 22A1
4.975%(c)	05/25/47	Aaa		146	144,907
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
6.439%(c)	02/25/33	Aaa		495	493,260
Series 2004-A1, Class 2A2(d)
4.56%(c)	02/25/34	AAA		541	534,855
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A1
3.585%	10/12/41	AAA(d)		40	39,199
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
5.978%(c)	10/25/35	Aaa		838	816,741
Series 2005-2, Class 2A
4.25%(c)	10/25/35	Aaa		517	504,487
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
3.799%(c)	08/25/33	Aaa		518	516,559
Residential Accredit Loans, Inc.,
Series 2005-QO1, Class A1
5.165%(c)	08/25/35	Aaa		185	175,153
Series 2006-QO7, Class 3A1
4.965%(c)	09/25/46	Aaa		112	110,447
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
5.216%(c)	09/25/35	Aaa		510	502,107
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
4.995%(c)	05/25/37	Aaa		440	434,193
Small Business Administration Participation Certificates,
Series 2007-20K, Class 1
5.51%	12/01/27	NR		800	817,706
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
4.18%(c)	02/25/34	Aaa		573	568,799
Series 2004-4, Class 3A2
4.59%(c)	04/25/34	Aaa		88	87,442
Series 2004-12, Class 7A1
5.21%(c)	09/25/34	Aaa		169	166,463
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
5.295%(c)	10/19/34	Aaa		26	25,192
Series 2005-AR7, Class A8
4.935%(c)	08/25/36	Aaa		128	127,240
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
(cost $242,472; purchased 10/24/06)(f)(g)
5.331%(c)	10/25/35	AAA(d)		247	244,513
Series 2006-NC1, Class A6
4.915%(c)	05/25/36	Aaa		138	134,439
Series 2006-OPT1, Class A3
4.975%(c)	04/25/36	Aaa		500	493,234

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
TBW Mortgage Backed Pass-Through Certificates
Series 2006-4, Class A1B
4.965%(c)	09/25/36	Aaa	$114	$112,825
Thornburg Mortgage Securities Trust,
Series 2006-2, Class A1C
4.985%(c)	04/25/36	Aaa	300	294,767
Series 2006-5, Class A1
4.985%(c)	08/25/36	Aaa	235	229,415
Series 2006-6, Class A1
4.975%(c)	11/25/11	Aaa	156	152,783
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
5.988%(c)	11/25/42	Aaa	6	6,105
Series 2003-AR1, Class 2A
5.967%(c)	02/25/33	Aaa	90	89,618
Series 2003-AR5, Class A7
4.208%(c)	06/25/33	Aaa	584	580,557
Series 2005-AR6, Class 2AB1
5.055%(c)	04/25/45	Aaa	—(r)	87
Series 2006-AR5, Class A12A
5.768%(c)	06/25/46	Aaa	186	178,412
Series 2006-AR9, Class 1A
5.788%(c)	08/25/46	Aaa	813	797,916
Series 2006-AR9, Class 1AB1
4.945%(c)	08/25/46	Aaa	27	26,723
Series 2006-AR13, Class 2A
5.859%(c)	10/25/46	Aaa	404	395,299
Series 2006-AR15, Class 2A
6.288%(c)	11/25/46	Aaa	251	247,212
Series 2006-AR19, Class 1A1A
5.518%(c)	01/25/47	Aaa	411	387,084
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA, Class A1
4.998%(c)	12/25/34	Aaa	530	522,526
Series 2004-S, Class A1
3.541%(c)	09/25/34	Aaa	291	286,603
Series 2005-AR10, Class 2A12
4.109%(c)	06/25/35	AAA(d)	37	37,029
Series 2005-AR11, Class 1A1
4.617%(c)	06/25/35	Aaa	886	876,735

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $43,547,006)				43,593,234

ASSET-BACKED SECURITIES — 1.7%
Aames Mortgage Investment Trust,
Series 2006-1, Class A1
4.925%(c)	04/25/36	Aaa	10	9,499
ACE Securities Corp.,
Series 2006-ASP4, Class A2A
4.915%(c)	08/25/36	Aaa	83	81,263
Series 2006-CW1, Class A2A
4.915%(c)	07/25/36	Aaa	37	36,650
Series 2006-FM2, Class A2A
4.915%(c)	08/25/36	Aaa	194	184,271
Series 2006-HE1, Class A2A
4.945%(c)	02/25/36	Aaa	21	20,721
Series 2006-HE2, Class A2A
4.925%(c)	05/25/36	Aaa	31	30,531
Series 2006-HE4, Class A2A
4.925%(c)	10/25/36	Aaa	130	125,729
Series 2007-ASP2, Class A2A
4.955%(c)	06/25/37	Aaa	444	428,147
Argent Securities, Inc.,
Series 2006-M2, Class A2A
4.915%(c)	09/25/36	Aaa	133	131,212
Series 2006-M3, Class A2A
4.915%(c)	10/25/36	Aaa	265	259,878
Series 2006-W5, Class A2A
4.905%(c)	06/25/36	Aaa	93	92,559
Asset-Backed Funding Certificates,
Series 2004-OPT5, Class A1
5.215%(c)	06/25/34	AAA(d)	129	110,202
Series 2006-HE1, Class A2A
4.925%(c)	01/25/37	Aaa	293	284,795
Series 2006-OPT1, Class A3A
4.905%(c)	09/25/36	Aaa	124	121,833
Series 2006-OPT2, Class A3A
4.925%(c)	10/25/36	Aaa	87	85,506
Asset-Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
5.14%(c)	09/25/34	Aaa	17	16,459
Series 2006-HE7, Class A2
4.915%(c)	11/25/36	Aaa	125	123,255
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AQ1, Class 2A1
4.945%(c)	09/25/36	Aaa	137	134,927
Series 2006-HE9, Class 1A1
4.915%(c)	09/25/36	Aaa	185	178,600
Carrington Mortgage Loan Trust,
Series 2006-NC5, Class A1
4.915%(c)	12/25/36	Aaa	314	306,654
Centex Home Equity,
Series 2006-A, Class AV1
4.915%(c)	06/25/36	Aaa	19	18,870
Chase Credit Card Master Trust,
Series 2002-3, Class A
5.198%(c)	09/15/11	Aaa	500	499,684
Series 2003-3, Class A
5.138%(c)	10/15/10	Aaa	800	800,214
Chase Issuance Trust,
Series 2005-A1, Class A1
5.038%(c)	12/15/10	Aaa	300	300,009
Chase Manhattan Auto Owner Trust,
Series 2006-B, Class A2
5.28%	10/15/09	Aaa	131	130,694
Citibank Credit Card Issuance Trust,
Series 2001-A1, Class A1
5.045%(c)	02/07/10	Aaa	500	500,078
Series 2003-A1, Class A1
5.343%(c)	01/15/10	Aaa	500	500,118
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class A1
4.915%(c)	10/27/36	Aaa	71	69,855
Series 2006-WFH3, Class A2
4.965%(c)	10/27/36	Aaa	200	191,068

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Citigroup Mortgage Loan Trust, Inc., (cont’d)
Series 2006-WFH4, Class A1
4.915%(c)	11/25/36	Aaa	$113	$111,744
Series 2007-AMC3, Class A2A
4.975%(c)	03/25/37	Aaa	433	404,707
Countrywide Asset-Backed Certificates,
Series 2006-11, Class 3AV1
4.925%(c)	06/29/36	Aaa	93	92,207
Series 2006-13, Class 3AV1
4.915%(c)	07/25/46	Aaa	57	55,979
Series 2006-15, Class A1
4.975%(c)	10/25/46	Aaa	144	141,819
Series 2006-17, Class 2A1
4.915%(c)		Aaa	90	88,367
Series 2006-21, Class 2A1	10/25/46
4.915%(c)		Aaa	200	194,892
Series 2006-23, Class 2A1	12/25/46
4.915%(c)		Aaa	136	134,596
Series 2006-24, Class 2A1	11/25/37
4.915%(c) 12/25/47		Aaa	355	344,108
Series 2006-25, Class 2A1
4.935%(c)	01/25/46	Aaa	1,009	981,348
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A3
5.105%(c)	04/25/35	Aaa	5	5,479
Credit Based Asset Servicing & Securitization LLC,
Series 2006-CB9, Class A1
4.925%(c)	11/25/36	Aaa	358	345,721
First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2006-FF15, Class A3
4.915%(c)	11/25/36	Aaa	496	476,058
Series 2006-FF16, Class 2A1
4.915%(c)	12/25/36	Aaa	173	169,379
Series 2006-FF18, Class A2A
4.935%(c)	12/25/37	Aaa	270	263,634
First NLC Trust,
Series 2007-1, Class A1, 144A
(cost $452,960; purchased 06/22/07)(f)(g)
4.935%(c)	08/25/37	Aaa	453	444,183
First USA Credit Card Master Trust,
Series 1998-6, Class A
5.156%(c)	04/18/11	Aaa	500	500,186
Fremont Home Loan Trust,
Series 2005-E, Class 2A2
5.035%(c)	01/25/36	Aaa	93	93,094
Series 2006-3, Class 2A1
4.935%(c)	02/27/37	Aaa	76	74,688
GS Auto Loan Trust ,
Series 2007-1, Class A1
5.344%	06/28/14	P-1	125	124,787
GSAMP Trust,
Series 2006-HE7, Class A2A
4.905%(c)	11/25/46	Aaa	337	329,764
Series 2006-NC1, Class A1
4.935%(c)	02/25/36	Aaa	11	11,185
HFC Home Equity Loan Asset-Backed Certificates,
Series 2006-4, Class A1V
5.019%(c)	03/20/36	Aaa	213	209,123
HSI Asset Securitization Corp.Trust,
Series 2006-HE2, Class 2A1
4.915%(c)	12/25/36	Aaa	657	632,433
Series 2007-OPT1, Class 2A1
4.915%(c)	02/25/37	Aaa	361	352,134
Indymac Residential Asset-Backed Trust,
Series 2006-D, Class 2A1
4.915%(c)	11/25/36	Aaa	80	78,837
Series 2006-E, Class 2A1
4.925%(c)	04/25/37	Aaa	314	306,399
Series 2007-B, Class 2A1
4.945%(c)	07/25/37	Aaa	402	394,186
JPMorgan Mortgage Acquisition Corp.,
Series 2005-0PT1, Class A3
5.075%(c)	06/25/35	Aaa	12	11,920
Series 2006-CH1, Class A2
4.915%(c)	11/25/28	Aaa	143	138,924
Series 2006-CH2, Class AV2
4.915%(c)	10/25/36	Aaa	133	128,574
Series 2006-CW2, Class AV2
4.905%(c)	08/25/36	Aaa	68	66,917
Series 2006-HE3, Class A2
4.935%(c)	11/25/36	Aaa	157	154,395
Series 2006-WMC, Class A2
4.915%(c)	08/25/36	Aaa	99	96,958
Series 2006-WMC1, Class A2
4.935%(c)	03/25/36	Aaa	154	153,377
Series 2006-WMC3, Class A3
4.975%(c)	08/25/36	Aaa	200	184,125
Lehman XS Trust,
Series 2006-11, Class 1A1
4.945%(c)	06/25/46	Aaa	63	62,254
Series 2006-16N, Class A1A
4.945%(c)	11/25/46	Aaa	231	225,246
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
5.145%(c)	10/25/34	Aaa	12	11,873
Series 2006-6, Class 2A1
4.905%(c)	07/25/36	Aaa	76	74,374
Series 2006-10, Class 2A1
4.905%(c)	11/25/36	Aaa	186	183,218
Master Asset-Backed Securities Trust,
Series 2006-AM3, Class A1
4.925%(c)	10/27/36	Aaa	46	45,525
Series 2006-HE5, Class A1
4.925%(c)	11/25/36	Aaa	319	309,472
MBNA Master Credit Card Note Trust,
Series 2003-A3, Class A3
5.148%(c)	08/16/10	Aaa	300	300,097
MBNA Master Credit Card Trust,
Series 1998-E, Class A
5.388%(c)	09/15/10	Aaa	300	300,137
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A1
4.925%(c)	06/25/37	Aaa	440	419,593
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A10, Class A
5.075%(c)	02/25/36	Aaa	210	202,164
Series 2006-MLN1, Class A2A
4.935%(c)	07/25/37	Aaa	122	118,652

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Merrill Lynch Mortgage Investors, Inc., (cont’d)
Series 2006-RM3, Class A2A
4.895%(c)	06/25/37	Aaa	$116	$114,147
Series 2006-RM4, Class A2A
4.945%(c)	09/25/37	Aaa	128	125,491
Series 2006-RM5, Class A2A
4.925%(c)	10/25/37	Aaa	202	187,080
Morgan Stanley ABS Capital I,
Series 2006-HE4, Class A1
4.905%(c)	06/25/36	Aaa	81	79,495
Series 2006-HE7, Class A2A
4.915%(c)	09/25/36	Aaa	276	268,987
Series 2006-NC2, Class A2B
4.985%(c)	02/25/36	Aaa	400	393,283
Series 2006-NC5, Class A2A
4.905%(c)	10/25/36	Aaa	171	168,166
Series 2006-NC5, Class A2B
4.975%(c)	12/25/36	Aaa	300	279,187
Series 2007-HE6, Class A1
4.925%(c)	05/25/37	Aaa	418	403,186
Series 2007-NC3, Class A2A
4.925%(c)	05/25/37	Aaa	430	414,654
Morgan Stanley Home Equity Loans,
Series 2006-2, Class A2
4.975%(c)	02/25/36	Aaa	300	295,455
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV1
4.925%(c)	06/25/37	Aaa	431	419,030
Nelnet Student Loan Trust,
Series 2005-1, Class A2
5.094%(c)	01/26/15	Aaa	111	110,869
Series 2006-3, Class A1
4.838%(c)	09/25/12	Aaa	22	21,581
New Century Home Equity Loan Trust,
Series 2005-D, Class A2B
5.035%(c)	02/25/36	Aaa	259	258,655
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A1
4.935%(c)	03/25/36	Aaa	12	12,157
Option One Mortgage Loan Trust,
Series 2006-2, Class 2A1
4.915%(c)	07/25/36	Aaa	73	71,942
Series 2006-3, Class 2A1
4.905%(c)	02/25/37	Aaa	158	152,350
Residential Asset Mortgage Products, Inc.,
Series 2006-RS6, Class A1
4.935%(c)	11/25/36	Aaa	41	40,019
Series 2006-RZ4, Class A1A
4.945%(c)	08/25/36	Aaa	119	115,333
Series 2006-RZ5, Class A1A
4.965%(c)	08/25/46	Aaa	225	220,667
Residential Asset Securities Corp.,
Series 2006-EMX8, Class A1A
4.945%(c)	10/25/36	Aaa	108	105,452
Series 2006-EMX9, Class 1A1
4.935%(c)	11/25/36	Aaa	345	336,047
Series 2006-KS6, Class A1
4.905%(c)	08/25/36	Aaa	67	65,811
Series 2006-KS7, Class A1
4.915%(c)	09/25/36	Aaa	104	102,993
Series 2006-KS9, Class AI1
4.935%(c)	11/25/36	Aaa	393	383,917
Saxon Asset Securities Trust,
Series 2006-3, Class A1
4.925%(c)	11/25/36	Aaa	92	90,388
SBI Heloc Trust,
Series 2006-1A, Class 1A2A, 144A
(cost $112,992; purchased 09/28/06)(f)(g)
5.035%(c)	08/25/36	Aaa	113	107,766
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-NC3, Class A2A
4.915%(c)	09/25/36	Aaa	163	157,951
Series 2007-HE1, Class A2A
4.925%(c)	12/25/36	Aaa	159	149,384
SLC Student Loan Trust,
Series 2007-1, Class A1
4.849%(c)	02/15/15	Aaa	408	405,681
SLM Student Loan Trust,
Series 2006-9, Class A2
5.084%(c)	04/25/17	Aaa	425	422,918
Series 2007-2, Class A1
5.064%(c)	04/25/14	Aaa	611	610,195
Series 2007-5, Class A1
5.074%(c)	09/25/20	Aaa	392	390,676
Soundview Home Equity Loan Trust,
Series 2006-3, Class A1, 144A
4.905%(c)	11/25/36	Aaa	63	62,182
Series 2006-EQ1, Class A1
4.915%(c)	09/01/36	Aaa	77	75,763
Series 2006-EQ2, Class A1
4.945%(c)	01/25/37	Aaa	218	213,342
Series 2006-NLC1, ClassA1, 144A
(cost $363,361; purchased 10/13/06)(f)(g)
4.925%(c)	11/25/36	Aaa	363	354,561
Series 2006-OPT3, Class 2A1
4.925%(c)	06/25/36	Aaa	39	38,722
Series 2006-WF1, Class A1A, 144A
4.965%(c)	10/25/36	Aaa	101	99,786
Specialty Underwritiing & Residential Finances,
Series 2006-BC5, Class A2B
4.91%(c)	11/25/37	Aaa	159	155,245
Structured Asset Investment Loan Trust,
Series 2005-11, Class A4
4.955%(c)	01/25/36	Aaa	43	42,997
Series 2006-4, Class A3
4.915%(c)	07/25/36	Aaa	139	133,107
Structured Asset Securities Corp.,
Series 2006-BC3, Class A2
4.915%	10/25/36	Aaa	303	297,692
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
4.925%(c)	10/25/36	Aaa	378	364,480
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A, 144A
(cost $77,686; purchased 09/29/09)(f)(g)
5.095%(c)	10/25/35	Aaa	78	69,026

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Wells Fargo Home Equity Trust, (cont’d.)
Series 2005-3, Class AII2, 144A
(cost $95,738; purchased 09/28/06)(f)(g)
5.105%(c)	11/25/35	Aaa	$96	$92,206
Series 2005-4, Class AII1, 144A
(cost $4,052; purchased 09/28/06)(f)(g)
4.985%(c)	12/25/35	AAA(d)	4	4,049
Series 2006-3, Class A1
4.915%(c)	01/25/37	Aaa	307	301,133

TOTAL ASSET-BACKED SECURITIES
(cost $26,739,126)				26,107,317

			Shares

BANK NOTE — 0.3%
Chrysler Finco Term
(cost $3,837,663; purchased
07/31/07-11/28/07)(f)(g)
9.00%	08/03/12
(cost $3,839,188)			3,994	3,835,320

			Principal
			Amount
			(000)#

MUNICIPAL BONDS — 0.1%
Buckeye Tobacco Settlement Financing Authority
5.875%	06/01/30	Baa3	$400	388,556
5.875%	06/01/47	Baa3	400	381,524
Puerto Rico Sales Tax Financing Corp.
Zero	08/01/54	Aaa	100	8,828
Tobacco Settlement Finance Authority of West Virginia
7.467%	06/01/47	Baa3	100	96,040

TOTAL MUNICIPAL BONDS
(cost $882,187)				874,948

TOTAL LONG-TERM INVESTMENTS
(cost $1,637,783,899)				1,688,674,143

			Shares

SHORT-TERM INVESTMENTS — 12.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.8%
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $135,858,537; includes
$72,030,033 of cash collateral
for securities on loan)(b)(w)
(Note 4)			135,858,537	135,858,537

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

COMMERCIAL PAPER — 2.2%
Abbey National North America LLC
4.57%	01/04/08	A1+(d)		$4,000	3,998,477
Bank of America Corp.
0.801%	07/07/08	Aa	JPY	20,000	179,011
Bank of Scotland PLC
4.94%	03/20/08	A1+(d)		1,800	1,780,283
Federal Home Loan Mortgage Corp.
3.00%	01/02/08	A-1+(d)		1,900	1,899,842
National Australia Funding(h)
(cost $2,898,975; purchased 12/28/07)
4.24%	01/04/08	A1+(d)		2,900	2,898,975
Palisades (h)
(cost $697,247; purchased 12/21/07)
5.90%	01/25/08	A1		700	697,247
(cost $3,382,439; purchased 12/19/07)
5.94%	02/01/08	A1		3,400	3,382,439
Rabobank USA
3.98%	01/02/08	A1+(d)		1,700	1,699,812
4.43%	01/04/08	A1+(d)		4,100	4,098,486
Skandinaviska Enskilda Banken(h)
(cost $2,989,900; purchased 09/25/2007)
5.05%	01/25/08	A1		3,000	2,990,048
UBS Finance
4.00%	01/02/08	A1+(d)		9,700	9,698,922

TOTAL COMMERCIAL PAPER
(cost $33,310,013)					33,323,542

U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills(n)
2.85%	02/28/08(k)			789	785,377
2.85%	03/13/08(k)			90	89,480
2.91%	03/13/08(k)			30	29,820
2.933%	02/28/08(k)			40	39,816
2.955%	03/08/08			545	541,737
2.955%	03/13/08(k)			2,295	2,281,257
3.005%	03/13/08(k)			255	253,473
3.058%	02/28/08(k)			280	278,714
3.20%	02/28/08(k)			95	94,564
3.55%	01/03/08			1,656	1,655,838
3.65%	01/10/08(k)			2,820	2,818,056
3.75%	01/21/08			1,158	1,156,047
3.80%	02/07/08			1,100	1,096,741
3.924%	01/10/08			150	149,897
4.163%	01/17/08(k)			300	299,605

TOTAL U.S. TREASURY OBLIGATIONS
(cost $11,567,844)					11,570,422

	Contracts/
	Notional
	Amount
	(000)#

OUTSTANDING OPTIONS PURCHASED* — 0.7%
Call Options — 0.6%
5 Year U.S.Treasury Note Futures,
expiring 02/22/2008, Strike
Price $122.50	6,900	1,078
expiring 02/22/2008, Strike
Price $123.00	5,000	781
expiring 02/22/2008, Strike
Price $124.00	7,500	1,172
expiring 02/22/2008, Strike
Price $126.00	10,400	1,626
expiring 02/22/2008, Strike
Price $126.50	1,200	188
expiring 02/22/2008, Strike
Price $127.00	30,400	4,750

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Contracts/
	Notional
	Amount		Value
	(000)#		(Note 2)

OUTSTANDING OPTIONS PURCHASED* (Continued)
Call Options (cont’d.)
10 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $135.00		$19,800	$3,094
expiring 02/22/2008, Strike Price $136.00		8,100	1,266
20 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $139.00		1,300	203
expiring 02/22/2008, Strike Price $140.00		16,200	2,531
Currency Option, on EUR vs. JPY,
expiring 07/10/2008 @ Cross Currency FX Rate 161.40	EUR	3,200	120,211
expiring 06/03/2010 @ Cross Currency FX Rate 148.40	EUR	2,200	209,218
Currency Option, on EUR vs. USD,
expiring 05/21/2008 @ FX Rate 1.36	EUR	1,100	130,692
expiring 06/26/2008 @ FX Rate 1.35	EUR	500	61,185
expiring 05/19/2010 @ FX Rate 1.37	EUR	800	91,459
expiring 05/21/2010 @ FX Rate 1.38	EUR	1,200	129,435
expiring 06/03/2010 @ FX Rate 1.37	EUR	1,700	187,456
expiring 06/03/2010 @ FX Rate 1.38	EUR	1,800	194,424
expiring 07/08/2010 @ FX Rate 1.39	EUR	700	67,607
Currency Option, on USD vs. JPY,
expiring 01/18/2008 @ FX Rate 120.00		800	732
expiring 06/23/2008 @ FX Rate 118.15		2,700	3,483
expiring 09/16/2008 @ FX Rate 118.00		7,500	14,783
expiring 03/17/2010 @ FX Rate 103.80		1,300	75,384
expiring 06/03/2010 @ FX Rate 107.85		1,285	44,032
Euro-Bund Futures,
expiring 02/22/2008, Strike Price $123.00	EUR	1,400	205
Euro-Schatz Futures,
expiring 02/22/2008, Strike Price $107.00	EUR	900	66
expiring 02/22/2008, Strike Price $107.20	EUR	200	15
expiring 02/22/2008, Strike Price $107.30	EUR	1,200	88
Eurodollar Futures,
expiring 03/17/2008, Strike Price $95.00		138,000	265,650
expiring 03/17/2008, Strike Price $95.25		29,000	38,063
expiring 06/16/2008, Strike Price $95.25		27,000	68,006
FNCL,
expiring 02/05/2008, Strike Price $103.50		18,000	198
Swap 3 Month LIBOR,
expiring 02/01/2008 @ 4.75%		8,000	61,133
expiring 02/01/2008 @ 5.00%		6,700	158,324
expiring 03/14/2008 @ 5.30%	GBP	4,000	42,944
expiring 03/31/2008 @ 4.75%		50,500	1,032,744
expiring 09/19/2008 @ 4.55%		30,000	545,671
expiring 09/26/2008 @ 4.75%		37,700	799,274
expiring 12/15/2008 @ 4.75%		6,600	136,208
expiring 12/15/2008 @ 5.00%		17,000	415,331
expiring 12/15/2008 @ 5.55%		17,100	572,241
expiring 12/19/2008 @ 4.50%		2,000	34,112
expiring 12/31/2008 @ 4.72%		19,000	380,530
expiring 07/06/2009 @ 4.25%		37,800	473,017
expiring 08/03/2009 @ 5.30%		44,600	1,124,671
expiring 08/28/2009 @ 5.00%		28,200	583,347
expiring 09/08/2009 @ 4.75%		72,300	1,264,714
expiring 09/14/2009 @ 4.00%	EUR	10,700	41,154
Swap 6 Month EURIBUR
expiring 04/20/2009 @ 4.18%	EUR	179,900	893,908

			10,278,404

Put Options — 0.1%
Currency Option, on EUR vs. JPY,
expiring 07/10/2008 @ Cross Currency FX Rate 161.40	EUR	3,200	166,585
expiring 06/03/2010 @ Cross Currency FX Rate 148.40	EUR	2,200	177,841
Currency Option, on EUR vs. USD,
expiring 05/21/2008 @ FX Rate 1.36	EUR	1,100	8,032
expiring 06/26/2008 @ FX Rate 1.35	EUR	500	4,663
expiring 05/19/2010 @ FX Rate 1.37	EUR	800	32,589
expiring 05/21/2010 @ FX Rate 1.38	EUR	1,200	51,679
expiring 06/03/2010 @ FX Rate 1.37	EUR	1,700	72,402
expiring 06/03/2010 @ FX Rate 1.38	EUR	1,800	78,043
expiring 07/08/2010 @ FX Rate 1.39	EUR	700	34,460
Currncy Option, on USD vs. JPY,
expiring 06/23/2008 @ FX Rate 118.15		2,700	198,331
expiring 06/03/2010 @ FX Rate 107.85		1,285	88,100
expiring 03/17/2010 @ FX Rate 103.80		1,300	63,879
Euro-Bund Futures,
expiring 02/22/08, Strike Price $105.50	EUR	23,600	3,450

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Contracts/
	Notional
	Amount		Value
	(000)#		(Note 2)

OUTSTANDING OPTIONS PURCHASED* (Continued)
Put Options (cont’d.)
Eurodollar Futures,
expiring 03/17/2008, Strike Price $91.75		$70,000	$438
expiring 03/17/2008, Strike Price $92.00		60,000	375
expiring 03/17/2008, Strike Price $92.25		36,000	225
expiring 03/17/2008, Strike Price $92.50		117,000	731
expiring 06/16/2008, Strike Price $92.50		70,000	438
expiring 03/17/2008, Strike Price $93.00		14,000	88
FNCL,
expiring 02/05/2008, Strike Price $87.78		7,000	—
FNMA,
expiring 01/07/2008, Strike Price $81.00		8,000	—
expiring 01/07/2008, Strike Price $86.00		12,000	—
expiring 03/05/2008, Strike Price $89.00		32,000	960
expiring 03/05/2008, Strike Price $91.75		4,000	108
GNMA,
expiring 02/13/2008, Strike Price $91.00		6,000	12
Treasury Inflationary Index,
expiring 01/22/2008, Strike Price $100.00		25,000	—
expiring 02/14/2008, Strike Price $86.00		10,000	—
expiring 02/14/2008, Strike Price $88.00		12,000	—
expiring 02/21/2008, Strike Price $88.50		6,400	—
expiring 03/10/2008, Strike Price $74.00		6,000	—
UK 3 Month LIBOR,
expiring 03/19/2008, Strike Price $93.00	GBP	101,000	—
expiring 03/19/2008, Strike Price $93.13	GBP	28,500	—
expiring 06/18/2008, Strike Price $92.75	GBP	28,000	—

			983,429

TOTAL OUTSTANDING OPTIONS PURCHASED
(cost $6,141,205)			11,261,833

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

CERTIFICATES OF DEPOSIT(n)
HSBC Bank USA
(cost $502,125)
5.061%(c)	07/28/08	$500	500,599

TOTAL SHORT-TERM INVESTMENTS
(cost $187,379,724)			192,514,933

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES
SOLD SHORT — 121.7%
(cost $1,825,163,623; Note 6)			1,881,189,076

SECURITIES SOLD SHORT — (7.0)%
Short Sales
Federal Home Loan Mortgage Corp.
5.00%	01/14/38	900	(878,062)
6.00%	01/14/38	11,400	(11,567,443)
Federal National Mortgage Assoc.
6.00%	TBA	4,700	(4,771,966)
6.00%	TBA	1,800	(1,841,625)
5.00%	TBA	18,900	(18,439,313)
5.00%	TBA	3,000	(2,925,352)
5.50%	TBA	30,000	(29,962,500)
Zero	TBA	10,500	(10,486,875)
Government National Mortgage Assoc.
5.50%	TBA	600	(604,313)
5.50%	TBA	5,000	(4,993,750)
6.50%	TBA	2,500	(2,581,250)
U.S. Treasury Bonds
4.75%	02/15/37	1,400	(1,465,187)
4.75%	08/15/17	1,400	(1,478,641)
U.S. Treasury Inflationary Index Bonds
3.00%	07/15/12	4,400	(5,537,641)
U.S. Treasury Notes
4.625%	02/15/17	6,700	(7,004,642)
4.625%	11/15/16	2,700	(2,827,618)
4.125%	08/31/12	800	(823,687)

TOTAL SECURITIES SOLD SHORT
(proceeds $108,250,016)			(108,189,865)

	Contracts/
	Notional
	Amount
	(000)#

OUTSTANDING OPTIONS WRITTEN* — (0.5)%
Call Options — (0.5)%
10 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $111.00	$3,000	(85,313)
expiring 02/22/2008, Strike Price $114.00	1,900	(21,375)
Currency Option, on USD vs. JPY,
expiring 06/23/2008 @ FX Rate 117.90	2,700	(186,648)
Eurodollar Futures,
expiring 12/15/2008 @ 5.75%	5,700	(418,086)
Swap 3 Month LIBOR,
expiring 01/30/2008 @ 5.46%	4,100	(297,926)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Contracts/
	Notional
	Amount		Value
	(000)#		(Note 2)

OUTSTANDING OPTIONS PURCHASED* (Continued)
Call Options (cont’d.)
Swap 3 Month LIBOR, (cont’d)
expiring 01/30/2008 @ 5.53%		$2,300	$(190,031)
expiring 02/01/2008 @ 4.90%		9,200	(292,180)
expiring 02/01/2008 @ 5.10%		2,900	(122,567)
expiring 03/14/2008 @ 4.85%	GBP	1,000	(11,464)
expiring 03/31/2008 @ 4.90%		14,000	(494,415)
expiring 03/31/2008 @ 4.95%		7,100	(264,389)
expiring 08/07/2008 @ 5.67%		700	(77,437)
expiring 09/15/2008 @ 5.25%		2,600	(138,271)
expiring 09/19/2008 @ 5.05%		10,000	(427,271)
expiring 09/26/2008 @ 4.95%		12,700	(470,472)
expiring 09/28/2008 @ 4.95%		3,500	(129,658)
expiring 12/15/2008 @ 5.00%		2,300	(91,755)
expiring 12/15/2008 @ 5.20%		5,700	(272,932)
expiring 12/19/2008 @ 5.00%		600	(23,870)
expiring 12/31/2008 @ 5.22%		6,400	(309,143)
expiring 07/06/2009 @ 4.90%		12,600	(442,322)
expiring 08/03/2009 @ 5.50%		19,400	(949,774)
expiring 08/28/2009 @ 5.32%		9,500	(465,436)
expiring 09/08/2009 @ 5.15%		24,100	(1,032,453)
expiring 09/20/2010 @ 5.365%		2,000	(92,376)
Swap 6 Month EURIBUR
expiring 04/20/2009 @ 4.44%		58,000	(900,094)
expiring 09/14/2009 @ 4.23%		3,500	(40,292)

			(8,247,950)

Put Options
10 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $106.00		3,000	(469)
expiring 02/22/2008, Strike Price $110.00		1,900	(4,750)
Currency Option, on USD vs. JPY,
expiring 06/23/2008 @ FX Rate 117.90		2,700	(169)
expiring 09/16/2008 @ FX Rate 100.00		3,700	(38,965)
Swap 3 Month LIBOR,
expiring 08/07/2008 @ 5.67%		700	(11,013)
expiring 09/15/2008 @ 5.25%		2,600	(35,083)
expiring 09/20/2010 @ 5.365%		2,000	(55,476)

			(145,925)

TOTAL OUTSTANDING OPTIONS WRITTEN
(premium received $4,726,795)			(8,393,875)

TOTAL INVESTMENTS, NET OF OUTSTANDING
OPTIONS WRITTEN AND SECURITIES
SOLD SHORT(o) — 114.7%
(cost $1,712,186,812; Note 6)			1,764,605,336
Other liabilities in excess of other
assets(x) — 14.7%			(225,996,225)

NET ASSETS — 100.0%			$1,538,609,111

The following abbreviations are used in portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
EAFE	Europe, Australasia, Far East
FHLMC	Federal Home Loan Mortgage Corp.
FNCL	Fannie Mae Conventional Loan
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
MTN	Medium Term Note
MSCI	Morgan Stanley Capital International
NR	Not Rated by Moodys or Standard & Poor’s
ScpA	Societa Consortile per Azioni (Italian consortium joint-stock company)
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Denmark Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MYR	Malaysian Ringgit
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
USD	U.S. Dollar
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $68,560,416; cash collateral of $72,030,033 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

(f)
Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $37,053,148. The aggregate value of $36,899,935 is approximately 2.3% of net assets.

(g)	Indicates a security that has been deemed illiquid.
(h)
Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $9,968,561. The aggregate market value of $9,968,709 is approximately 0.6% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2007, 94 securities representing $91,465,109 and 5.9% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)
Other liabilities in excess of other assets include unrealized appreciation (depreciation) on future contracts, forward foreign currency exchange contracts, interest rate, credit default and total return swap agreements as follows:

Future contracts open at December 31, 2007:

					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2007	(Depreciation)

Long Positions:
83	90 Day Euro Dollar	Mar 08	$19,845,575	$19,871,238	$25,663
166	90 Day Euro Dollar	Sep 08	39,725,213	40,051,650	326,437
464	90 Day Euro Dollar	Dec 08	110,987,224	112,090,800	1,103,576
389	90 Day Euro Dollar	Mar 09	93,322,600	93,972,675	650,075
100	90 Day Euro Dollar	Jun 09	23,896,450	24,127,500	231,050
85	90 Day Euro Dollar	Sep 09	20,356,737	20,474,375	117,638
236	90 Day Euro Dollar	Dec 09	56,585,587	56,746,200	160,613
67	90 Day Euro EURIBOR	Mar 08	23,413,896	23,380,009	(33,887)
239	90 Day Euro EURIBOR	Jun 08	83,479,676	83,487,690	8,014
222	90 Day Euro EURIBOR	Sep 08	77,435,763	77,614,150	178,387
64	90 Day Euro EURIBOR	Dec 08	22,380,469	22,391,626	11,157
1	90 Day Euro EURIBOR	Mar 09	348,754	350,143	1,389
1	90 Day Euro EURIBOR	Jun 09	348,718	350,271	1,553
60	90 Day Euro EURIBOR	Dec 09	21,031,624	21,007,500	(24,124)
121	90 Day Sterling	Mar 08	28,392,732	28,427,871	35,139
12	90 Day Sterling	Jun 08	2,816,531	2,828,549	12,018
121	90 Day Sterling	Sep 08	28,467,582	28,593,463	125,881
158	90 Day Sterling	Dec 08	37,173,934	37,403,754	229,820
7	90 Day Sterling	Mar 09	1,648,520	1,658,696	10,176
20	90 Day Sterling	Jun 09	4,697,528	4,738,634	41,106
72	2 Year Euro-Schatz	Mar 08	10,889,888	10,879,951	(9,937)
10	5 Year Euro-Bobl	Mar 08	1,600,179	1,578,139	(22,040)
250	10 Year Euro-Bund	Mar 08	42,109,028	41,343,188	(765,840)
34	10 Year Japanese Bonds	Mar 08	41,638,545	41,637,560	(985)
96	10 Year U.S. Treasury Notes	Mar 08	10,823,875	10,885,500	61,625

					2,474,504

Short Positions:
14	90 Day Euro Dollar	Jun 08	3,364,550	3,368,925	(4,375)
11	90 Day Euro EURIBOR	Sep 08	3,853,385	3,845,746	7,639
116	90 Day Sterling	Jun 08	27,264,711	27,342,643	(77,932)
33	2 Year U.S. Treasury Notes	Mar 08	6,918,656	6,938,250	(19,594)
31	5 Year Euro-Bobl	Mar 08	4,957,045	4,892,232	64,813
1030	5 Year U.S. Treasury Notes	Mar 08	112,962,189	113,589,689	(627,500)
14	10 Year Euro-Bund	Mar 08	2,351,858	2,315,219	36,639
40	10 Year UK Gilt	Mar 08	8,774,584	8,776,973	(2,389)
130	10 Year U.S. Treasury Notes	Mar 08	14,651,406	14,740,781	(89,375)
464	30 Year U.S. Treasury Bonds	Mar 08	54,186,547	53,998,000	188,547

					(523,527)

					$1,950,977

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/24/08	AUD	3,646	$3,198,212	$3,197,269	$(943)
Brazilian Real,
Expiring 03/04/08	BRL	5,158	2,627,958	2,870,100	242,142
Expiring 07/02/08	BRL	17,950	9,397,287	9,812,786	415,499
British Pound,
Expiring 01/03/08	GBP	5	9,619	9,606	(13)
Canadian Dollar,
Expiring 01/31/08	CAD	69	68,384	69,940	1,556
Chinese Yuan,
Expiring 01/10/08	CNY	69,672	9,416,749	9,551,519	134,770
Expiring 03/05/08	CNY	10,126	1,379,000	1,402,408	23,408
Expiring 03/07/08	CNY	16,575	2,266,000	2,296,470	30,470
Expiring 04/28/08	CNY	9,924	1,380,000	1,391,285	11,285
Expiring 07/02/08	CNY	11,279	1,555,775	1,606,649	50,874
Expiring 10/10/08	CNY	6,198	902,872	903,804	932
Expiring 03/02/09	CNY	6,767	957,500	1,069,295	111,795
Indian Rupee,
Expiring 05/12/08	INR	105,791	2,542,167	2,670,754	128,587
Expiring 08/12/08	INR	11,717	295,000	294,550	(450)
Japanese Yen,
Expiring 02/07/08	JPY	888,343	7,993,049	7,985,920	(7,129)
Korean Won,
Expiring 01/30/08	KRW	567,571	620,923	607,840	(13,083)
Expiring 05/30/08	KRW	1,786,055	1,931,306	1,921,755	(9,551)
Expiring 08/04/08	KRW	1,520,586	1,649,103	1,637,846	(11,257)
Malaysian Ringgit,
Expiring 05/12/08	MYR	10,416	3,113,782	3,161,135	47,353
Mexican Peso,
Expiring 03/13/08	MXN	20,586	1,836,149	1,876,508	40,359
Expiring 07/10/08	MXN	32,007	2,854,412	2,885,248	30,836
New Zealand Dollar,
Expiring 01/03/08	NZD	783	606,027	602,601	(3,426)
Expiring 02/07/08	NZD	700	525,315	536,246	10,931
Norwegian Krone,
Expiring 01/03/08	NOK	7,186	1,316,340	1,323,441	7,101
Polish Zloty,
Expiring 07/10/08	PLZ	1,304	478,750	526,888	48,138
Russian Ruble,
Expiring 01/11/08	RUB	126,963	4,974,052	5,173,888	199,836
Expiring 07/10/08	RUB	58,529	2,308,898	2,376,682	67,784
Expiring 11/05/08	RUB	47,429	1,905,575	1,913,447	7,872
Expiring 11/19/08	RUB	9,432	380,235	380,217	(18)
Singapore Dollar,
Expiring 02/15/08	SGD	437	304,000	304,579	579
Expiring 02/20/08	SGD	26	17,378	18,020	642
Expiring 05/22/08	SGD	539	361,921	377,438	15,517
Expiring 08/28/08	SGD	428	301,152	301,199	47
Swiss Franc,
Expiring 03/06/08	CHF	662	590,149	587,002	(3,147)

			$70,065,039	$71,644,335	$1,579,296

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007 (continued):

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 01/31/08	AUD	2,323	$2,048,925	$2,036,117	$12,808
Expiring 02/07/08	AUD	1,239	1,059,778	1,085,509	(25,731)
Brazilian Real,
Expiring 03/04/08	BRL	2,904	1,631,000	1,615,911	15,089
Expiring 07/02/08	BRL	2,458	1,359,000	1,343,670	15,330
British Pound,
Expiring 01/31/08	GBP	7,975	16,035,927	15,860,468	175,459
Canadian Dollar,
Expiring 01/31/08	CAD	806	798,807	816,986	(18,179)
Chinese Yuan,
Expiring 01/10/08	CNY	69,672	9,387,374	9,551,520	(164,146)
Expiring 03/07/08	CNY	16,575	2,255,799	2,296,470	(40,671)
Expiring 07/02/08	CNY	4,019	556,262	572,477	(16,215)
Expiring 03/02/09	CNY	6,767	967,868	1,069,295	(101,427)
Danish Krone,
Expiring 03/06/08	DKK	4,178	822,797	819,756	3,041
Euro,
Expiring 01/17/08	EUR	16,845	24,642,162	24,634,664	7,498
Japanese Yen,
Expiring 02/07/08	JPY	288,222	2,595,394	2,591,023	4,371
Korean Won,
Expiring 01/30/08	KRW	906,515	991,000	970,832	20,168
Expiring 05/30/08	KRW	149,798	164,000	161,179	2,821
Mexican Peso,
Expiring 03/13/08	MXN	30,228	2,739,000	2,755,462	(16,462)
New Zealand Dollar,
Expiring 01/03/08	NZD	783	587,606	602,381	(14,775)
Expiring 02/14/08	NZD	783	603,031	599,408	3,623
Russian Ruble,
Expiring 01/11/08	RUB	126,963	5,035,812	5,173,888	(138,076)
Expiring 11/19/08	RUB	34,473	1,390,311	1,389,683	628
Swiss Franc,
Expiring 03/06/08	CHF	92	82,014	81,577	437

			$75,753,867	$76,028,276	$(274,409)

Interest rate swap agreements outstanding at December 31, 2007:
					Unrealized
	Termination	Notional	Fixed	Floating	Appreciation
Counterparty	Date	Amount#	Rate	Rate	(Depreciation)

Bank of America N.A.(1)	06/18/09	$15,900,000	5.00%	3 month LIBOR	$196,019
Barclays Bank PLC(1)	06/18/10	9,100,000	4.00%	3 month LIBOR	10,006
Barclays Bank PLC(1)	06/18/10	2,600,000	4.00%	3 month LIBOR	2,649
Barclays Bank PLC(1)	06/18/13	3,700,000	4.00%	3 month LIBOR	44,434
Barclays Bank PLC(1)	06/18/10	3,400,000	5.00%	3 month LIBOR	12,700
Barclays Bank PLC(1)	06/18/10	1,000,000	5.00%	3 month LIBOR	3,735
Barclays Bank PLC(1)	06/18/18	20,900,000	5.00%	3 month LIBOR	323,711
Barclays Bank PLC(2)	12/18/15	167,300,000	5.00%	3 month LIBOR	(375,349)
Barclays Bank PLC(2)	06/18/18	2,100,000	5.00%	3 month LIBOR	7,273
Citigroup, Inc.(1)	06/18/10	700,000	4.00%	3 month LIBOR	34
Deutsche Bank AG(1)	06/18/38	300,000	5.00%	3 month LIBOR	7,507
Deutsche Bank AG(1)	06/18/09	22,300,000	5.00%	3 month LIBOR	274,432
Deutsche Bank AG(2)	06/18/38	1,200,000	5.00%	3 month LIBOR	(33,650)

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007 (continued):

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Deutsche Bank AG(2)	06/18/15		$1,800,000	5.00%	3 month LIBOR	$2,689
Merrill Lynch & Co.(1)	06/18/10		1,400,000	4.00%	3 month LIBOR	(779)
Morgan Stanley Capital Services, Inc.(1)	06/18/18		21,600,000	5.00%	3 month LIBOR	393,099
Morgan Stanley Capital Services, Inc.(1)	06/18/18		1,500,000	5.00%	3 month LIBOR	27,856
Morgan Stanley Capital Services, Inc.(1)	06/18/09		11,800,000	4.00%	3 month LIBOR	23,799
Morgan Stanley Capital Services, Inc.(1)	06/18/13		7,100,000	4.00%	3 month LIBOR	56,861
Morgan Stanley Capital Services, Inc.(1)	06/18/13		9,000,000	4.00%	3 month LIBOR	98,223
Morgan Stanley Capital Services, Inc.(1)	06/18/38		700,000	5.00%	3 month LIBOR	19,818
Morgan Stanley Capital Services, Inc.(2)	06/18/10		7,175,000	4.00%	3 month LIBOR	(32,925)
Royal Bank of Scotland PLC(1)	06/18/10		4,300,000	4.00%	3 month LIBOR	9,366
Royal Bank of Scotland PLC(1)	06/18/10		4,300,000	4.00%	3 month LIBOR	(5,562)
Royal Bank of Scotland PLC(1)	06/18/18		1,800,000	5.00%	3 month LIBOR	21,970
Royal Bank of Scotland PLC(1)	06/18/13		6,700,000	4.00%	3 month LIBOR	58,045
Royal Bank of Scotland PLC(1)	06/18/13		25,700,000	4.00%	3 month LIBOR	228,126
Royal Bank of Scotland PLC(2)	06/18/38		800,000	5.00%	3 month LIBOR	(20,935)
Royal Bank of Scotland PLC(2)	06/18/38		300,000	5.00%	3 month LIBOR	(7,850)
Royal Bank of Scotland PLC(2)	06/18/15		400,000	5.00%	3 month LIBOR	(5,445)
UBS AG(1)	06/18/09		2,000,000	5.00%	3 month LIBOR	30,140
Citigroup, Inc.(1)	01/15/09	AUD	2,700,000	6.50%	3 month Australian Bank Bill rate	(21,273)
Deutsche Bank AG(1)	01/15/09	AUD	6,890,000	6.50%	3 month Australian Bank Bill rate	(53,152)
Morgan Stanley Capital Services, Inc.(1)	09/15/09	AUD	11,000,000	7.00%	3 month Australian Bank Bill rate	(57,078)
Barclays Bank PLC(1)	12/15/09	AUD	1,600,000	7.00%	6 month Australian Bank Bill rate	(9,210)
Barclays Bank PLC(2)	12/15/17	AUD	200,000	6.75%	6 month Australian Bank Bill rate	5,801
Citigroup, Inc.(1)	01/15/10	AUD	300,000	6.50%	6 month Australian Bank Bill rate	(5,221)
Credit Suisse International(2)	06/15/17	AUD	6,700,000	6.50%	6 month Australian Bank Bill rate	111,670
Deutsche Bank AG(1)	01/15/10	AUD	1,800,000	6.50%	6 month Australian Bank Bill rate	(31,050)
Deutsche Bank AG(1)	06/15/13	AUD	2,300,000	7.25%	6 month Australian Bank Bill rate	(16,868)
Deutsche Bank AG(1)	06/15/10	AUD	9,200,000	7.00%	6 month Australian Bank Bill rate	(108,852)
Deutsche Bank AG(1)	06/15/10	AUD	5,800,000	7.00%	6 month Australian Bank Bill rate	(57,570)
Morgan Stanley Capital Services, Inc.(1)	12/15/09	AUD	3,700,000	7.00%	6 month Australian Bank Bill rate	(23,313)
Morgan Stanley Capital Services, Inc.(1)	12/15/09	AUD	1,600,000	7.00%	6 month Australian Bank Bill rate	(9,261)
Morgan Stanley Capital Services, Inc.(1)	06/15/10	AUD	4,500,000	7.00%	6 month Australian Bank Bill rate	(43,508)
Morgan Stanley Capital Services, Inc.(2)	12/15/17	AUD	200,000	6.75%	6 month Australian Bank Bill rate	5,876
Barclays Bank PLC(1)	01/02/12	BRL	3,700,000	10.68%	Brazilian Interbank Lending rate	(57,108)
Goldman Sachs Capital Markets, L.P.(1)	01/02/12	BRL	6,100,000	10.15%	Brazilian Interbank Lending rate	(250,182)
Goldman Sachs Capital Markets, L.P.(1)	01/02/12	BRL	6,600,000	10.15%	Brazilian Interbank Lending rate	(223,460)
Merrill Lynch & Co.(1)	01/02/12	BRL	2,000,000	12.54%	Brazilian Interbank Lending rate	(2,870)
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	18,600,000	10.12%	Brazilian Interbank Lending rate	(531,876)
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	4,500,000	10.12%	Brazilian Interbank Lending rate	(129,355)
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	3,100,000	10.12%	Brazilian Interbank Lending rate	(76,161)
UBS AG(1)	01/02/12	BRL	800,000	10.58%	Brazilian Interbank Lending rate	(26,077)
UBS AG(1)	01/02/12	BRL	5,000,000	10.58%	Brazilian Interbank Lending rate	(125,958)
UBS AG(1)	01/02/12	BRL	7,200,000	10.58%	Brazilian Interbank Lending rate	(134,365)
Bank of America N.A.(1)	06/20/12	CAD	3,800,000	5.00%	3 month Canadian Bank floating rate	46,783
Bank of America N.A.(2)	06/20/17	CAD	2,800,000	5.50%	3 month Canadian Bank floating rate	(27,814)
Citigroup, Inc.(2)	06/15/15	CAD	300,000	5.00%	3 month Canadian Bank floating rate	715
Barclays Bank PLC(1)	03/19/10	EUR	1,600,000	4.00%	6 month EURIBOR	309
Credit Suisse International(1)	09/19/12	EUR	9,500,000	5.00%	6 month EURIBOR	99,677
Deutsche Bank AG(1)	12/15/11	EUR	6,100,000	4.00%	6 month EURIBOR	(40,099)

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007 (continued):

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Deutsche Bank AG(1)	03/19/10	EUR	1,600,000	4.50%	6 month EURIBOR	$1,734
Deutsche Bank AG(2)	03/19/38	EUR	3,900,000	5.00%	6 month EURIBOR	(170,539)
Deutsche Bank AG(1)	06/18/34	EUR	1,000,000	5.00%	6 month EURIBOR	(6,947)
Deutsche Bank AG(2)	12/15/14	EUR	1,500,000	4.00%	6 month EURIBOR	78,967
Goldman Sachs Capital Markets, L.P.(1)	09/19/09	EUR	8,500,000	4.00%	6 month EURIBOR	(67,805)
Goldman Sachs Capital Markets, L.P.(1)	06/21/36	EUR	300,000	4.00%	6 month EURIBOR	(22,373)
Goldman Sachs Capital Markets, L.P.(2)	12/15/11	EUR	10,600,000	5.00%	6 month EURIBOR	43,708
Goldman Sachs Capital Markets, L.P.(2)	03/19/38	EUR	1,100,000	5.00%	6 month EURIBOR	(45,506)
Goldman Sachs Capital Markets, L.P.(2)	09/19/17	EUR	5,100,000	5.00%	6 month EURIBOR	(127,316)
Goldman Sachs Capital Markets, L.P.(2)	12/15/14	EUR	7,100,000	4.00%	6 month EURIBOR	321,686
Lehman Brothers, Inc.(1)	06/18/34	EUR	1,600,000	6.00%	6 month EURIBOR	(139,850)
Lehman Brothers, Inc.(1)	03/19/10	EUR	8,800,000	4.50%	6 month EURIBOR	(28,428)
Lehman Brothers, Inc.(2)	12/15/14	EUR	1,400,000	4.00%	6 month EURIBOR	73,281
Merrill Lynch & Co.(1)	06/18/34	EUR	200,000	6.00%	6 month EURIBOR	(9,155)
Morgan Stanley Capital Services, Inc.(1)	06/18/34	EUR	3,300,000	6.00%	6 month EURIBOR	(217,456)
Morgan Stanley Capital Services, Inc.(1)	03/19/10	EUR	1,600,000	4.50%	6 month EURIBOR	1,732
Morgan Stanley Capital Services, Inc.(2)	06/15/17	EUR	500,000	4.00%	6 month EURIBOR	43,346
Morgan Stanley Capital Services, Inc.(2)	12/15/14	EUR	700,000	4.00%	6 month EURIBOR	26,452
Barclays Bank PLC(1)	04/30/12	EUR	500,000	1.98%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(9,564)
BNP Paribas(1)	12/15/11	EUR	1,000,000	1.99%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(13,660)
Goldman Sachs Capital Markets, L.P.(1)	06/15/12	EUR	1,100,000	2.08%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(14,301)
Goldman Sachs Capital Markets, L.P.(1)	03/15/12	EUR	200,000	2.00%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(2,991)
Goldman Sachs Capital Markets, L.P.(1)	12/15/11	EUR	8,400,000	1.98%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(104,684)
JP MorganChase Bank(1)	10/15/11	EUR	100,000	2.03%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(230)
JP MorganChase Bank(1)	10/15/16	EUR	100,000	2.35%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	95
JP MorganChase Bank(1)	07/14/11	EUR	700,000	2.26%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	11,079
Royal Bank of Scotland PLC(1)	03/28/12	EUR	500,000	1.96%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(9,049)
UBS AG(1)	10/15/16	EUR	100,000	2.35%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	126
UBS AG(2)	10/15/16	EUR	100,000	2.28%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	718
Barclays Bank PLC(1)	09/15/10	GBP	1,600,000	5.00%	6 month LIBOR	24,857
Barclays Bank PLC(1)	09/15/10	GBP	400,000	5.00%	6 month LIBOR	10,400
Barclays Bank PLC(2)	12/15/35	GBP	2,500,000	4.00%	6 month LIBOR	12,307
Barclays Bank PLC(2)	12/15/35	GBP	200,000	4.00%	6 month LIBOR	11,401
Barclays Bank PLC(2)	03/20/18	GBP	400,000	5.00%	6 month LIBOR	(30,839)
Barclays Bank PLC(1)	12/19/09	GBP	2,200,000	5.00%	6 month LIBOR	10,259
Credit Suisse International(1)	09/15/10	GBP	1,000,000	5.00%	6 month LIBOR	4,061
Credit Suisse International(2)	12/15/35	GBP	400,000	4.00%	6 month LIBOR	22,683
Deutsche Bank AG(1)	09/15/10	GBP	5,800,000	5.00%	6 month LIBOR	65,602

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007 (continued):

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Deutsche Bank AG(1)	03/20/10	GBP	4,100,000	6.00%	6 month LIBOR	$74,804
Goldman Sachs Capital Markets, L.P.(1)	09/15/10	GBP	200,000	5.00%	6 month LIBOR	518
Goldman Sachs Capital Markets, L.P.(1)	03/20/13	GBP	3,400,000	5.00%	6 month LIBOR	120,365
Goldman Sachs Capital Markets, L.P.(1)	03/20/13	GBP	4,900,000	5.50%	6 month LIBOR	190,732
Goldman Sachs Capital Markets, L.P.(1)	09/20/12	GBP	7,600,000	6.00%	6 month LIBOR	661,183
Goldman Sachs Capital Markets, L.P.(2)	06/15/09	GBP	1,000,000	5.00%	6 month LIBOR	7,084
Goldman Sachs Capital Markets, L.P.(2)	09/15/15	GBP	100,000	5.00%	6 month LIBOR	(1,793)
HSBC Bank USA, N.A.(1)	09/15/10	GBP	500,000	5.00%	6 month LIBOR	(849)
HSBC Bank USA, N.A.(1)	06/15/09	GBP	1,500,000	5.00%	6 month LIBOR	(1,591)
HSBC Bank USA, N.A.(2)	06/15/09	GBP	400,000	5.00%	6 month LIBOR	3,210
HSBC Bank USA, N.A.(2)	12/15/35	GBP	700,000	4.00%	6 month LIBOR	67,561
Morgan Stanley Capital Services, Inc.(1)	09/15/10	GBP	1,800,000	5.00%	6 month LIBOR	(13,447)
Morgan Stanley Capital Services, Inc.(1)	03/20/18	GBP	1,900,000	5.00%	6 month LIBOR	72,133
Morgan Stanley Capital Services, Inc.(1)	09/18/09	GBP	2,800,000	6.00%	6 month LIBOR	40,541
Morgan Stanley Capital Services, Inc.(2)	12/15/35	GBP	300,000	4.00%	6 month LIBOR	25,392
Royal Bank of Scotland PLC(1)	09/15/15	GBP	300,000	5.00%	6 month LIBOR	(1,764)
Royal Bank of Scotland PLC(1)	09/15/10	GBP	300,000	5.00%	6 month LIBOR	4,890
Royal Bank of Scotland PLC(1)	09/15/10	GBP	800,000	5.00%	6 month LIBOR	5,970
Royal Bank of Scotland PLC(2)	12/15/36	GBP	200,000	5.50%	6 month LIBOR	(24,857)
Royal Bank of Scotland PLC(2)	09/14/09	GBP	2,800,000	5.32%	6 month LIBOR	111,685
Royal Bank of Scotland PLC(1)	06/19/09	GBP	3,400,000	6.00%	6 month LIBOR	69,658
Barclays Bank PLC(1)	12/14/17	GBP	500,000	3.25%	United Kingdom Retail Price Index	3,518
Royal Bank of Scotland PLC(1)	09/10/27	GBP	100,000	3.44%	United Kingdom Retail Price Index	(1,157)
Royal Bank of Scotland PLC(1)	12/19/17	GBP	800,000	3.18%	United Kingdom Retail Price Index	(837)
Barclays Bank PLC(1)	06/20/36	JPY	10,000,000	2.50%	6 month LIBOR	1,489
Barclays Bank PLC(2)	06/20/17	JPY	60,000,000	2.00%	6 month LIBOR	(1,690)
Deutsche Bank AG(1)	12/15/35	JPY	560,000,000	2.50%	6 month LIBOR	224,084
Deutsche Bank AG(1)	06/20/27	JPY	110,000,000	3.00%	6 month LIBOR	2,109
Deutsche Bank AG(1)	12/20/12	JPY	390,000,000	1.50%	6 month LIBOR	7,337
Deutsche Bank AG(2)	06/20/17	JPY	470,000,000	2.00%	6 month LIBOR	(11,802)
Goldman Sachs Capital Markets, L.P.(2)	06/20/17	JPY	980,000,000	2.00%	6 month LIBOR	(26,117)
Morgan Stanley Capital Services, Inc.(1)	03/18/09	JPY	300,000,000	1.00%	6 month LIBOR	10,588
Morgan Stanley Capital Services, Inc.(1)	12/20/12	JPY	730,000,000	1.50%	6 month LIBOR	15,404
Morgan Stanley Capital Services, Inc.(1)	06/20/27	JPY	30,000,000	3.00%	6 month LIBOR	(25)
Royal Bank of Scotland PLC(2)	06/20/17	JPY	30,000,000	2.00%	6 month LIBOR	(2,151)
UBS AG(1)	09/18/08	JPY	260,000,000	1.00%	6 month LIBOR	6,763
UBS AG(1)	06/20/36	JPY	70,000,000	2.50%	6 month LIBOR	8,999
UBS AG(1)	06/20/27	JPY	40,000,000	3.00%	6 month LIBOR	993
UBS AG(1)	12/20/12	JPY	920,000,000	1.50%	6 month LIBOR	19,574
UBS AG(2)	06/20/17	JPY	480,000,000	2.00%	6 month LIBOR	(34,166)
UBS AG(2)	06/20/15	JPY	180,000,000	1.50%	6 month LIBOR	(4,995)
Citigroup, Inc.(1)	11/04/16	MXN	11,900,000	8.17%	28 day Mexican Interbank rate	(40,505)
Citigroup, Inc.(1)	11/04/16	MXN	8,300,000	8.17%	28 day Mexican Interbank rate	(19,472)
Goldman Sachs Capital Markets, L.P.(1)	11/04/16	MXN	15,800,000	8.17%	28 day Mexican Interbank rate	(33,270)
Morgan Stanley Capital Services, Inc.(1)	11/04/16	MXN	800,000	8.17%	28 day Mexican Interbank rate	(1,602)

						$857,442

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Credit default swap agreements outstanding at December 31, 2007:

					Unrealized
	Termination	Notional	Fixed	Reference	Appreciation
Counterparty	Date	Amount#	Rate	Entity/Obligation	(Depreciation)

Lehman Brothers, Inc.(1)	03/20/08	$1,000,000	0.06%	AIG, 5.60%, due 10/18/16	$(1,287)
Lehman Brothers, Inc.(2)	03/20/11	100,000	0.14%	Alcan, Inc., 6.45%, due 03/15/11	132
Barclays Bank PLC(2)	06/20/12	100,000	0.10%	American Electric Power, 5.25%,
				due 06/01/15	1,187
Royal Bank of Scotland PLC(2)	12/20/17	2,000,000	1.30%	American General Finance Corp.,
				6.90%, due 12/15/17	5,208
Merrill Lynch & Co.(2)	12/20/17	1,900,000	1.37%	American General Finance Corp.,
				6.90%, due 12/15/17	(5,089)
Merrill Lynch & Co.(2)	12/20/17	500,000	1.37%	American General Finance Corp.,
				6.90%, due 12/15/17	(1,207)
UBS AG(1)	06/20/08	400,000	0.07%	American International Group, Inc.,
				4.25%, due 05/15/13	(1,078)
Deutsche Bank AG(2)	06/20/16	1,000,000	0.72%	Autozone Inc., 6.95%, due 06/15/16	(11,720)
Royal Bank of Scotland PLC(2)	06/20/17	300,000	0.64%	Autozone, Inc., 5.875%, 10/15/12	(1,107)
Royal Bank of Scotland PLC(2)	06/20/17	200,000	0.64%	Autozone, Inc., 5.875%, 10/15/12	(815)
Royal Bank of Scotland PLC(2)	06/20/17	500,000	0.67%	Autozone, Inc., 5.875%, due 10/15/12	(2,991)
Citigroup, Inc.(2)	09/20/08	100,000	0.16%	Autozone, Inc., 6.50%, 07/15/08	(30)
UBS AG(2)	12/20/11	100,000	0.14%	BAE Holdings, Inc., 6.40%, due 12/15/11	1,088
Citigroup, Inc.(2)	12/20/16	500,000	0.17%	Bank of America, 4.64%, due 10/14/16	14,725
Goldman Sachs Capital Markets, L.P.(2)	12/20/12	100,000	1.78%	Bear Stearns Co., Inc., 5.30%,
				due 10/30/15	44
Citigroup, Inc.(1)	09/20/12	100,000	0.72%	Bear Stearns Co., Inc., 5.30%,
				due 10/30/15	(4,450)
Deutsche Bank AG(1)	06/20/08	200,000	0.16%	Bear Stearns Co., Inc., 5.30%,
				due 10/30/15	(1,983)
Lehman Brothers, Inc.(2)	09/20/14	100,000	0.33%	BellSouth Corp., 5.20%, 09/15/14	2
Bank of America N.A.(2)	03/20/12	300,000	0.14%	BHP Billiton Finance, 5.125%,
				due 03/29/12	5,328
Merrill Lynch & Co.(2)	06/20/11	100,000	0.51%	Boston Scientific Corp., 6.00%,
				due 06/15/11	3,154
Barclays Bank PLC(2)	06/20/12	300,000	0.16%	Capital One Bank, 5.125%, due 02/15/14	23,523
Bear Stearns International, LTD.(2)	09/20/12	600,000	1.21%	Capital One Bank, 6.25%, due 11/15/13	33,575
Goldman Sachs Capital Markets, L.P.(2)	06/20/12	100,000	0.21%	Carnival Corp., 6.65%, due 01/15/28	1,055
Bank of America N.A.(2)	06/20/17	200,000	0.60%	Centurytel Inc., 6.00%, due 04/01/17	3,094
Credit Suisse International(1)	09/20/12	100,000	1.55%	Chesapeake Energy Corp., 6.875%,
				due 01/15/16	(1,113)
Credit Suisse International(1)	06/20/12	100,000	1.01%	Chesapeake Energy Corp., 6.875%,
				due 01/15/16	(3,050)
Bank of America N.A.(2)	03/20/12	200,000	0.09%	Consumers Energy, 5.00%, due 02/15/12	8,407
Bank of America N.A.(2)	12/20/17	2,000,000	0.50%	Covidien Ltd., 6.00%, due 10/15/17	(10,779)
Merrill Lynch & Co.(2)	03/20/12	100,000	0.23%	CSX Corp., 6.30%, due 03/15/12	1,309
Lehman Brothers, Inc.(2)	09/20/11	100,000	0.21%	CVS Corp., 5.75%, due 08/15/11	339
Lehman Brothers, Inc.(2)	06/20/11	100,000	3.95%	D.R. Horton Inc., 6.00%, due 04/15/11	(89)
Deutsche Bank AG(1)	03/20/08	800,000	0.23%	DaimlerChrysler NA, 6.50%,
				due 11/15/13	(90)
Bear Stearns International, LTD.(2)	06/20/12	100,000	0.23%	Diamond Offshore Drilling, 0%
				(convertible), due 06/06/20	311
Bank of America N.A.(2)	06/20/17	200,000	0.48%	Diamond Offshore Drilling, 4.875%,
				due 07/01/15	483

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Credit default swap agreements outstanding at December 31, 2007 (continued):

					Unrealized
	Termination	Notional	Fixed	Reference	Appreciation
Counterparty	Date	Amount#	Rate	Entity/Obligation	(Depreciation)

Bank of America N.A.(2)	06/20/17	$100,000	0.49%	Diamond Offshore Drilling, 4.875%,
				due 07/01/15	$218
Deutsche Bank AG(1)	12/20/12	2,000,000	1.75%	Dow Jones CDX EM 8	(20,994)
Bank of America N.A.(1)	06/20/12	500,000	0.75%	Dow Jones CDX HVOL8	(9,059)
Barclays Bank PLC(2)	06/20/12	500,000	2.75%	Dow Jones CDX HY-8 Index	4,869
Lehman Brothers, Inc.(1)	06/20/12	300,000	3.92%	Dow Jones CDX HY-8 Index	17,895
Merrill Lynch & Co.(2)	06/20/12	3,200,000	2.75%	Dow Jones CDX HY-8 Index	89,750
Merrill Lynch & Co.(1)	06/20/12	800,000	2.00%	Dow Jones CDX HY-8 Index	(14,665)
Bear Stearns International, LTD.(2)	06/20/12	400,000	2.75%	Dow Jones CDX HY-8 Index	9,741
Citigroup, Inc.(1)	06/20/12	5,000,000	2.09%	Dow Jones CDX HY-8 Index	(73,207)
Merrill Lynch & Co.(1)	06/20/12	300,000	3.88%	Dow Jones CDX HY-8 Index	17,457
Morgan Stanley Capital Services, Inc.(2)	06/20/12	100,000	2.75%	Dow Jones CDX HY-8 Index	971
Bank of America N.A.(2)	06/20/12	300,000	2.75%	Dow Jones CDX HY-8 Index	8,182
Citigroup, Inc.(1)	06/20/12	100,000	3.30%	Dow Jones CDX HY-8 Index	3,439
UBS AG(2)	06/20/12	600,000	2.75%	Dow Jones CDX HY-8 Index	7,931
Deutsche Bank AG(1)	12/20/12	700,000	3.75%	Dow Jones CDX HY-9 Index	96
Bear Stearns International, LTD.(2)	12/20/12	100,000	3.75%	Dow Jones CDX HY-9 Index	2,885
Morgan Stanley Capital Services, Inc.(2)	12/20/12	500,000	0.14%	Dow Jones CDX NA IG 5 7Y	15,191
Morgan Stanley Capital Services, Inc.(1)	12/20/15	330,000	0.46%	Dow Jones CDX NA IG 5 10Y	(13,698)
Goldman Sachs Capital Markets, L.P.(2)	12/20/16	100,000	0.65%	Dow Jones CDX NA IG 7 10Y	2,848
JP MorganChase Bank(2)	12/20/16	700,000	0.65%	Dow Jones CDX NA IG 7 10Y	19,427
Lehman Brothers, Inc.(2)	12/20/16	800,000	0.65%	Dow Jones CDX NA IG 7 10Y	21,878
Barclays Bank PLC(2)	12/20/16	200,000	0.65%	Dow Jones CDX NA IG 7 10Y	5,749
Bank of America N.A.(2)	12/20/16	1,900,000	0.65%	Dow Jones CDX NA IG 7 10Y	52,714
Morgan Stanley Capital Services, Inc.(2)	12/20/16	600,000	0.65%	Dow Jones CDX NA IG 7 10Y	17,334
Barclays Bank PLC(1)	06/20/17	900,000	0.60%	Dow Jones CDX NA IG 8 10Y	(7,404)
Merrill Lynch, Inc.(2)	06/20/12	500,000	0.35%	Dow Jones CDX NA IG 8 5Y	5,052
Merrill Lynch, Inc.(2)	06/20/12	4,600,000	0.35%	Dow Jones CDX NA IG 8 5Y	29,191
Goldman Sachs Capital Markets, L.P.(2)	12/20/17	600,000	0.80%	Dow Jones CDX NA IG 9 10Y	(1,085)
Barclays Bank PLC(2)	12/20/17	1,200,000	0.80%	Dow Jones CDX NA IG 9 10Y	(1,636)
Lehman Brothers, Inc.(2)	12/20/17	500,000	0.80%	Dow Jones CDX NA IG 9 10Y	(817)
Bank of America N.A.(2)	12/20/12	5,200,000	0.60%	Dow Jones CDX NA IG 9 5Y	50,854
Goldman Sachs Capital Markets, L.P.(2)	12/20/12	3,400,000	0.60%	Dow Jones CDX NA IG 9 5Y	5,466
Morgan Stanley Capital Services, Inc.(2)	12/20/12	1,800,000	0.60%	Dow Jones CDX NA IG 9 5Y	22,275
Lehman Brothers, Inc.(1)	12/20/12	500,000	3.33%	Dow Jones CDX NA IG 9 5Y	1,449
Lehman Brothers, Inc.(2)	12/20/12	1,800,000	0.60%	Dow Jones CDX NA IG 9 5Y	(6,887)
Merrill Lynch & Co.(2)	12/20/12	1,800,000	0.60%	Dow Jones CDX NA IG 9 5Y	22,275
Lehman Brothers, Inc.(2)	06/20/14	100,000	0.40%	Encana Holdings Corp., 5.80%,
				due 05/01/14	1,420
Merrill Lynch, Inc.(2)	06/20/11	100,000	0.29%	Exelon Corp., 6.75%, due 05/01/11	833
Barclays Bank PLC(1)	06/20/12	2,000,000	0.69%	Federal Republic of Brazil, 12.25%,
				due 03/06/30	(18,531)
Barclays Bank PLC(1)	05/20/12	2,500,000	0.64%	Federal Republic of Brazil, 12.25%,
				due 03/06/30	(25,784)
Barclays Bank PLC(1)	06/20/12	2,000,000	0.65%	Federal Republic of Brazil, 12.25%,
				due 03/06/30	(21,786)
Deutsche Bank AG(1)	05/20/17	1,300,000	1.04%	Federal Republic of Brazil, 12.25%,
				due 03/06/30	(24,937)
Barclays Bank PLC(1)	05/20/12	3,000,000	0.70%	Federal Republic of Brazil, 12.25%,
				due 03/06/30	(23,585)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Credit default swap agreements outstanding at December 31, 2007 (continued):

						Unrealized
	Termination		Notional	Fixed	Reference	Appreciation
Counterparty	Date		Amount#	Rate	Entity/Obligation	(Depreciation)

Barclays Bank PLC(1)	05/20/12		$2,500,000	0.70%	Federal Republic of Brazil, 12.25%,
					due 03/06/30	$(19,143)
ABN AMRO(1)	06/20/12		4,500,000	0.67%	Federal Republic of Brazil, 12.25%,
					due 03/06/30	(46,271)
Morgan Stanley Capital Services, Inc.(1)	08/20/11		1,300,000	1.38%	Federal Republic of Brazil, 12.25%,
					due 03/06/30	31,844
Merrill Lynch & Co.(2)	12/20/11		100,000	0.13%	Firstenergy Corp., 6.45%, due 11/15/11	1,557
Bank of America N.A.(1)	12/20/12		200,000	3.95%	Ford Motor Credit Co., 7.25%,
					due 10/25/11	(17,457)
Goldman Sachs Capital Markets, L.P.(1)	09/20/08		200,000	1.40%	Ford Motor Credit Corp., 7.00%,
					due 10/01/13	(6,908)
Morgan Stanley Capital Services, Inc.(1)	09/20/12		100,000	3.80%	Ford Motor Credit Corp., 7.00%,
					due 10/01/13	(9,146)
Lehman Brothers, Inc.(2)	06/20/10		100,000	2.31%	Ford Motor Credit Corp., 7.875%,
					due 06/15/10	8,770
Bear Stearns International, LTD.(2)	06/20/10		100,000	0.16%	Gatx Financial Corp., 4.42%,
					due 04/15/10	391
Royal Bank of Scotland PLC(2)	03/20/12		100,000	0.29%	Glitnir Bank, 4.42%, due 01/18/12	6,437
Deutsche Bank AG(2)	03/20/12		100,000	0.37%	Glitnir Bank, 4.42%, due 01/18/12	6,167
Deutsche Bank AG(2)	06/20/12		100,000	0.52%	GlobalSantaFe Corp., 5.00%,
					due 02/15/13	(1,233)
Bank of America N.A.(1)	09/20/12		100,000	7.00%	GMAC LLC, 6.875%, due 08/28/12	(1,456)
Lehman Brothers, Inc.(1)	09/20/08		100,000	1.43%	GMAC LLC, 6.875%, due 08/28/12	(4,474)
Barclays Bank PLC(1)	09/20/08		100,000	1.40%	GMAC LLC, 6.875%, due 08/28/12	(4,491)
Lehman Brothers, Inc.(1)	09/20/12		300,000	4.90%	GMAC LLC, 6.875%, due 08/28/12	(19,996)
Goldman Sachs Capital Markets, L.P.(1)	09/20/12		100,000	3.05%	GMAC LLC, 6.875%, due 08/28/12	(11,572)
Citigroup, Inc.(2)	09/20/12		100,000	5.00%	GMAC LLC, 6.875%, due 08/28/12	6,577
Deutsche Bank AG(1)	09/20/12		600,000	5.40%	GMAC LLC, 6.875%, due 08/28/12	(33,319)
Deutsche Bank AG(2)	09/20/08		600,000	5.15%	GMAC LLC, 6.875%, due 08/28/12	11,014
BNP Paribas(2)	12/20/12		100,000	0.39%	Goldman Sachs Group, Inc., 6.60%,
					due 01/15/12	1,202
Morgan Stanley Capital Services, Inc.(1)	09/20/12		100,000	0.75%	Goldman Sachs Group, Inc., 6.60%,
					due 01/15/12	371
Morgan Stanley Capital Services, Inc.(1)	09/20/12		100,000	0.80%	Goldman Sachs Group, Inc., 6.60%,
					due 01/15/12	585
Deutsche Bank AG(2)	09/20/16		100,000	0.51%	Goodrich (BF) Co., 6.29%, due 07/01/16	(1,215)
Bank of Nova Scotia(2)	06/20/12		200,000	0.50%	HSBC Finance	4,980
Bear Stearns International, LTD.(2)	06/20/17		100,000	0.71%	International Paper, 5.85%, due 10/30/12	(63)
JP MorganChase Bank(2)	12/20/16	EUR	200,000	0.85%	iTraxx Europe HiVol Series 6 Version 1	2,028
HSBC Bank USA, N.A.(2)	12/20/16	EUR	100,000	0.85%	iTraxx Europe HiVol Series 6 Version 1	1,155
Barclays Bank PLC(2)	12/20/16	EUR	500,000	0.85%	iTraxx Europe HiVol Series 6 Version 1	5,606
BNP Paribas(2)	12/20/16	EUR	200,000	0.85%	iTraxx Europe HiVol Series 6 Version 1	2,350
Barclays Bank PLC(2)	12/20/12	EUR	1,900,000	0.70%	iTraxx Europe HiVol Series 8	601
Morgan Stanley Capital Services, Inc.(2)	09/20/08		200,000	0.10%	JC Penney Corp., Inc., 7.375%,
					due 08/15/08	733
Lehman Brothers, Inc.(2)	12/20/17		500,000	0.57%	JPMorgan Chase, 6.00%, due 01/15/18	1,681
Royal Bank of Scotland PLC(2)	12/20/11		100,000	0.49%	Kaupthing Bank, 5.75%, due 10/04/11	8,347
Goldman Sachs Capital Markets, L.P.(2)	12/20/17		100,000	0.72%	Kohls Corp., 6.25%, due 12/15/17	2,546
Bear Stearns International, LTD.(2)	06/20/12		100,000	0.17%	Kraft Foods, Inc., 6.25%, due 06/01/12	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Credit default swap agreements outstanding at December 31, 2007 (continued):

					Unrealized
	Termination	Notional	Fixed	Reference	Appreciation
Counterparty	Date	Amount#	Rate	Entity/Obligation	(Depreciation)

Royal Bank of Scotland PLC(2)	09/20/11	$100,000	0.40%	Landsbanki Islands, 6.10%,
				due 08/25/11	$3,686
Royal Bank of Scotland PLC(1)	09/20/12	100,000	0.66%	Lehman Brothers Holdings, 6.625%,
				due 01/18/12	(2,192)
Bear Stearns International, LTD.(2)	03/20/16	300,000	0.30%	Loews Corp., 5.25%, due 03/15/16	2,078
Bear Stearns International, LTD.(2)	03/20/16	100,000	0.28%	Loews Corp., 5.25%, due 03/15/16	832
Bank of America N.A.(2)	03/20/17	100,000	0.38%	McKesson HBOC, Inc., 5.70%,
				due 03/01/17	(282)
Lehman Brothers, Inc.(2)	06/20/17	300,000	1.02%	MeadWestvaco, 6.85%, due 04/01/12	(792)
Goldman Sachs Capital Markets, L.P.(2)	06/20/17	100,000	1.04%	MeadWestvaco, 6.85%, due 04/01/12	(421)
Lehman Brothers, Inc.(2)	03/20/15	100,000	0.14%	Merck & Co., Inc., 4.75%, due 03/01/15	432
Lehman Brothers, Inc.(2)	03/20/15	100,000	0.14%	Merck & Co., Inc., 4.75%, due 03/01/15	432
Bank of America N.A.(1)	06/20/08	300,000	0.15%	Merrill Lynch, 6.00%, due 02/17/09	(1,966)
Royal Bank of Scotland PLC(2)	12/20/16	200,000	0.32%	Morgan Stanley, 4.40%, due 10/18/16	8,108
Royal Bank of Scotland PLC(2)	12/20/15	100,000	0.30%	Morgan Stanley, 4.74%, due 10/15/15	3,995
BNP Paribas(1)	09/20/12	1,400,000	0.87%	Morgan Stanley, 6.60%, due 04/01/12	(6,214)
Morgan Stanley Capital Services, Inc.(2)	12/20/17	100,000	0.73%	Motorola Inc., 6.00%, due 11/15/17	2,599
Bank of America N.A.(2)	06/20/12	400,000	0.45%	Nabors Industries, Inc., 5.375%,
				due 08/15/12	29
Bank of America N.A.(2)	06/20/12	100,000	0.46%	Nabors Industries, Inc., 5.375%,
				due 08/15/12	(21)
Deutsche Bank AG(2)	09/20/11	100,000	0.62%	Nationwide Health, 6.50%, due 07/15/11	987
Deutsche Bank AG(2)	09/20/11	100,000	0.62%	Nationwide Health, 6.50%, due 07/15/11	987
Citigroup, Inc.(2)	06/20/10	100,000	0.13%	Newell Rubbermaid, Inc., 4.00%,
				due 05/01/10	113
Bank of America N.A.(2)	06/20/12	100,000	0.54%	Noble Corp., 5.88%, due 06/01/13	(335)
Morgan Stanley Capital Services, Inc.(2)	06/20/16	200,000	0.39%	Omnicom Group, 5.90%, due 04/15/16	1,570
Merrill Lynch & Co.(2)	12/20/11	100,000	0.28%	Orix Corp., 5.48%, due 11/22/11	1,259
Citigroup, Inc.(1)	09/20/12	100,000	3.40%	R.H.Donnelley Corp., 8.875%,
				due 01/15/16	(5,112)
Merrill Lynch & Co.(2)	04/15/20	300,000	1.95%	Race Point CLO, 7.01%, due 04/15/20	42,646
Merrill Lynch & Co.(2)	04/15/20	300,000	4.03%	Race Point CLO, 9.61%, due 04/15/20	51,300
Morgan Stanley Capital Services, Inc.(2)	05/20/16	100,000	0.54%	Republic of Hungary, 4.75%,
				due 02/03/15	777
Morgan Stanley Capital Services, Inc.(2)	12/20/12	100,000	0.54%	Rogers Wireless, 7.25%, due 12/15/12	1,027
Bank of America N.A.(2)	06/20/10	200,000	0.48%	Royal Caribbean Cruises, 8.00%,
				due 05/15/10	3,936
Goldman Sachs Capital Markets, L.P.(1)	12/20/09	4,000,000	2.00%	RSHB Capital	10,359
HSBC Bank USA, N.A.(1)	02/20/08	1,100,000	0.24%	Russian Federation, 7.50%,
				due 03/31/30	600
Deutsche Bank AG(1)	09/20/08	3,500,000	0.57%	Russian Federation, 7.50%,
				due 03/31/30	154
Bear Stearns International, LTD.(2)	12/20/16	100,000	0.46%	Ryder System, Inc., 5.85%,
				due 11/01/16	3,649
Lehman Brothers, Inc.(2)	09/20/11	100,000	0.35%	Sara Lee Corp., 6.25%, due 09/15/11	(311)
Merrill Lynch & Co.(2)	12/15/19	300,000	1.88%	Saratoga CLO, Ltd., 6.84%,
				due 12/15/19	40,366
Merrill Lynch & Co.(2)	12/15/19	300,000	3.78%	Saratoga CLO, Ltd., 8.81%,
				due 12/15/19	28,957
SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Credit default swap agreements outstanding at December 31, 2007 (continued):

					Unrealized
	Termination	Notional	Fixed	Reference	Appreciation
Counterparty	Date	Amount#	Rate	Entity/Obligation	(Depreciation)

Citigroup, Inc.(2)	09/20/13	$100,000	0.59%	Sealed Air Corp., 5.625%, due 07/15/13	$978
Morgan Stanley Capital Services, Inc.(2)	09/20/13	100,000	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	1,030
Deutsche Bank AG(1)	03/20/09	400,000	3.05%	SLM Corp., 5.125%, due 08/27/12	73
Deutsche Bank AG(2)	03/20/12	100,000	0.42%	Southwest Airlines, Co., 6.50%,
				due 03/01/12	681
Bear Stearns International, LTD.(2)	12/20/16	200,000	1.07%	Sprint Nextel Corp., 6.00%,
				due 12/01/16	5,496
Royal Bank of Scotland PLC(1)	09/20/12	100,000	2.45%	Supervalue, Inc., 7.50%, due 05/15/12	4,818
Lehman Brothers, Inc.(2)	06/20/11	100,000	0.32%	Tate & Lyle Intl PLC, 6.125%,
				due 06/15/11	305
Lehman Brothers, Inc.(1)	01/20/17	2,300,000	0.67%	United Mexican States, 7.50%,
				due 04/08/33	(21,947)
Bear Stearns International, LTD.(2)	03/20/11	100,000	0.33%	Vornado Realty, 5.60%, due 02/15/11	3,210
Bank of America N.A.(2)	12/20/16	100,000	0.67%	Western Union Co., 5.93%, due 10/01/16	279
Lehman Brothers, Inc.(2)	06/20/17	300,000	0.99%	Weyerhaeuser Co., 6.75%, due 03/15/12	4,427
Morgan Stanley Capital Services, Inc.(2)	03/20/09	100,000	0.29%	Xerox Corp., 9.75%, due 01/15/09	(202)

					$351,201

(1) Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

Total Return swap agreements outstanding at December 31, 2007:

				Unrealized
	Termination	Notional		Appreciation
Counterparty	Date	Amount#	Description	(Depreciation)

Credit Suisse International	02/28/08	$3,003,830	Pay fixed rate payments on
			Wilshire REIT Index rate and
			receive variable payments on the
			one month LIBOR-BBA +35bps.	$—
AIG	06/26/08	21,122,474	Dow Jones-AIG Commodity Index	(61,228)
Morgan Stanley Capital Services, Inc.	01/29/08	49,930,000	Dow Jones-AIG Commodity Index	51,429

# Notional Amount is shown in U.S. dollars unless otherwise stated.				$(9,799)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

U.S. Government Mortgage-Backed Securities	22.2%
U.S. Treasury Obligations	12.4
Affiliated Money Market Mutual Fund (4.7% represents investments purchased with collateral from securities on loan)	8.8
Exchange Traded Funds	8.8
Financial Services	4.5
Oil, Gas & Consumable Fuels	4.2
Foreign Government Bonds	3.1
Oil & Gas	3.1
Collateralized Mortgage Obligations	2.8
Computer Services & Software	2.7
Telecommunications	2.6
Diversified Financial Services	2.5
Pharmaceuticals	2.4
Commercial Paper	2.2
Insurance	1.9
Aerospace & Defense	1.8
Retail & Merchandising	1.8
Asset-Backed Securities	1.7
Financial – Bank & Trust	1.6
Hotels, Restaurants & Leisure	1.5
Banks	1.4
Chemicals	1.3
Commercial Banks	1.3
Media	1.3
Foods	1.2
Metals & Mining	1.2
Consumer Products & Services	1.0
Biotechnology	1.0
Transportation	0.9
Entertainment & Leisure	0.9
Diversified Telecommunication Services	0.9
Real Estate	0.8
Medical Supplies & Equipment	0.8
Automobile Manufacturers	0.7
Business Services	0.7
Outstanding Options Purchased	0.7
Industrial Conglomerates	0.7
Internet	0.7
Electronic Components	0.6
Farming & Agriculture	0.6
Construction	0.6
Beverages	0.6
Semiconductors & Semiconductor Equipment	0.5
Petroleum Exploration & Production	0.5
Healthcare Providers & Services	0.5
Airlines	0.4
Commercial Services	0.4
Utilities	0.4
Specialty Retail	0.4
Electric	0.3
Engineering/R&D Services	0.3
Paper & Forest Products	0.3
Diversified Manufacturing	0.3
Real Estate Investment Trusts	0.3
Broadcasting	0.3
Leisure Equipment	0.3
Diversified Operations	0.3
Iron/Steel	0.3
Bank Notes	0.3
Electric Utilities	0.2
Water	0.2
Electronics	0.2
Pipelines	0.2
Wireless Telecommunication Services	0.2
Investment Firms	0.2
Engineering/Construction	0.2
Auto/Trucks Parts & Equipment	0.2
Automotive Parts	0.1
Tobacco	0.1
Capital Markets	0.1
Consumer Finance	0.1
Agriculture	0.1
Machinery – Construction & Mining	0.1
Energy – Other	0.1
Building Materials	0.1
Advertising	0.1
Office Equipment	0.1
Machinery & Equipment	0.1
Waste Disposal	0.1
Household Products	0.1
Home Furnishings	0.1
Distribution/Wholesale	0.1
Healthcare-Products	0.1
Equipment Services	0.1
Conglomerates	0.1
Municipal Bonds	0.1
Multimedia	0.1

122.2
Written options and securities sold short	(7.5)
Other liabilities in excess of other assets	(14.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $68,560,416:
Unaffiliated investments (cost $1,689,304,786)	$1,745,330,239
Affiliated investments (cost $135,858,537)	135,858,537
Foreign currency, at value (cost $4,288,207)	4,290,908
Receivable for investments sold	214,142,390
Dividends and interest receivable	6,907,874
Unrealized appreciation on swap agreements	5,561,416
Receivable for fund share sold	4,536,000
Unrealized appreciation on foreign currency forward contracts	1,889,586
Payments made for swap agreements	310,678
Tax reclaim receivable	198,414
Other assets	46,395
Prepaid expenses	10,420

Total Assets	2,119,082,857

LIABILITIES:
Payable for investments purchased	376,484,829
Securities sold short, at value (proceeds received $108,250,016)	108,189,865
Payable to broker for collateral for securities on loan	72,030,333
Written options outstanding, at value
(cost $4,726,795)	8,393,875
Payable to custodian	7,803,398
Unrealized depreciation on swap agreements	4,362,572
Payable for fund share repurchased	1,100,000
Unrealized depreciation on foreign currency
forward contracts	584,699
Due to broker-variation margin	575,498
Advisory fees payable	492,519
Interest payable on investments sold short	241,546
Accrued expenses and other liabilities	202,857
Shareholder servicing fees payable	11,755

Total Liabilities	580,473,746

NET ASSETS	$1,538,609,111

Net assets were comprised of:
Paid-in capital	$1,417,814,117
Retained earnings	120,794,994

Net assets, December 31, 2007	$1,538,609,111

Net asset value and redemption price per share,
$1,538,609,111/130,881,133 outstanding shares
of beneficial interest	$11.76

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$20,684,042
Unaffiliated dividend income (net of $615,913 foreign withholding tax)	14,445,690
Affiliated dividend income	3,458,371
Affiliated income from securities lending, net	295,775

38,883,878

EXPENSES
Advisory fees	9,328,100
Shareholder servicing fees and expenses	768,197
Custodian and accounting fees	652,000
Interest expense	52,250
Audit fee	52,000
Transfer agent’s fees and expenses	19,000
Shareholders’ reports	16,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Insurance expenses	10,000
Miscellaneous	29,030

Total expenses	10,948,577

NET INVESTMENT INCOME	27,935,301

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	39,917,540
Futures transactions	(6,261,467)
Options written	(65,192)
Short sales	(1,841,528)
Swap agreements	5,305,803
Foreign currency transactions	(1,007,036)

36,048,120

Net change in unrealized appreciation (depreciation) on:
Investments	25,992,013
Futures	2,775,053
Options written	(3,811,426)
Swap agreements	1,189,507
Foreign currencies	1,329,512
Short sales	(98,837)

27,375,822

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	63,423,942

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$91,359,243

STATEMENT OF CHANGES IN NET ASSETS

		March 20, 2006*
		through
	Year Ended	December 31,
	December 31, 2007	2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$27,935,301	$5,353,330
Net realized gain on investment and foreign currency transactions	36,048,120	1,807,127
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,375,822	29,435,751

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	91,359,243	36,596,208

DISTRIBUTIONS	(7,160,457)	—

FUND SHARE TRANSACTIONS:
Fund share sold [72,666,664 and 65,003,040 shares, respectively]	826,637,655	662,251,869
Fund share issued in reinvestment of distributions [613,578 and 0 shares, respectively]	7,160,457	—
Fund share repurchased [2,708,180 and 4,693,969 shares, respectively]	(30,624,190)	(47,611,674)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	803,173,922	614,640,195

TOTAL INCREASE IN NET ASSETS	887,372,708	651,236,403
NET ASSETS:
Beginning of period	651,236,403	—

End of period	$1,538,609,111	$651,236,403

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.5%
		Value
AFFILIATED MUTUAL FUNDS	Shares	(Note 2)

AST AllianceBernstein Growth &
Income Portfolio	3,443,660	$81,339,259
AST Federated Aggressive Growth
Portfolio	1,056,906	12,207,261
AST International Growth Portfolio	3,755,444	68,574,416
AST International Value Portfolio	2,624,786	57,719,035
AST Large-Cap Value Portfolio	4,296,529	80,645,858
AST Marsico Capital Growth
Portfolio	5,872,362	137,824,336
AST Mid-Cap Value Portfolio	457,315	5,515,220
AST Money Market Portfolio	123,880	123,880
AST Neuberger Berman Mid-Cap
Growth Portfolio*	325,972	7,337,629
AST Small-Cap Value Portfolio	597,398	8,429,288
AST T. Rowe Price Large-Cap
Growth Portfolio	7,810,972	91,700,811
AST T. Rowe Price Natural
Resources Portfolio	490,811	19,063,111

TOTAL LONG-TERM INVESTMENTS
(cost $543,646,218)		570,480,104

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $2,671,262)	2,671,262	2,671,262

TOTAL INVESTMENTS(w) — 100.0%
(cost $546,317,480; Note 6)		573,151,366
Other assets in excess of liabilities		73,670

NET ASSETS — 100.0%		$573,225,036

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type

Large / Mid-Cap Growth	41.3%
Large / Mid-Cap Value	29.2
International Growth	12.0
International Value	10.1
Sector	3.3
Small-Cap Growth	2.1
Small-Cap Value	1.5

99.5
Short-Term Investment	0.5
Other assets in excess of liabilities	— †

100.0%

† Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $546,317,480)	$573,151,366
Cash	19,966
Receivable for fund share sold	845,315
Dividends and interest receivable	14,034
Prepaid expenses	5,705

Total Assets	574,036,386

LIABILITIES:
Payable for investments purchased	754,148
Accrued expenses and other liabilities	42,236
Advisory fees payable	11,804
Payable for fund share repurchased	3,162

Total Liabilities	811,350

NET ASSETS	$573,225,036

Net assets were comprised of:
Paid-in capital	$504,851,440
Retained earnings	68,373,596

Net assets, December 31, 2007	$573,225,036

Net asset value and redemption price per share,
$573,225,036/45,500,178 outstanding shares
of beneficial interest	$12.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$3,308,883

EXPENSES
Advisory fees	745,075
Custodian and accounting fees	107,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	8,000
Insurance expenses	7,000
Legal fees and expenses	5,000
Shareholders’ reports	4,000
Miscellaneous	4,655

Total expenses	916,730

NET INVESTMENT INCOME	2,392,153

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	26,505,937
Net capital gain distribution received	12,641,620

39,147,557

Net change in unrealized appreciation (depreciation)
on investments	(2,270,242)

NET GAIN ON INVESTMENTS	36,877,315

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$39,269,468

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,392,153	$764,398
Net realized gain on investment transactions	39,147,557	3,091,530
Net change in unrealized appreciation (depreciation) on investments	(2,270,242)	29,186,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,269,468	33,042,908

DISTRIBUTIONS	(3,855,928)	—

FUND SHARE TRANSACTIONS:
Fund share sold [21,433,733 and 33,361,371 shares, respectively]	264,217,828	352,567,245
Fund share issued in reinvestment of distributions [307,490 and 0 shares, respectively]	3,855,928	—
Fund share repurchased [8,994,108 and 4,243,428 shares, respectively]	(108,406,398)	(43,859,755)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	159,667,358	308,707,490

TOTAL INCREASE IN NET ASSETS	195,080,898	341,750,398
NET ASSETS:
Beginning of year	378,144,138	36,393,740

End of year	$573,225,036	$378,144,138

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.9%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 1.3%
Boeing Co.	27,900	$2,440,134
Northrop Grumman Corp.	30,900	2,429,976

		4,870,110

Automobile Manufacturers — 0.6%
General Motors Corp.(a)	85,100	2,118,139

Automotive Parts — 1.5%
Autoliv, Inc.(a)	37,100	1,955,541
BorgWarner, Inc.	43,000	2,081,630
Magna International, Inc. (Class A Stock) (Canada)	23,600	1,898,148

		5,935,319

Beverages — 0.6%
Coca-Cola Co.	10,400	638,248
Coca-Cola Enterprises, Inc.(a)	40,600	1,056,818
Molson Coors Brewing Co. (Class B Stock)(a)	11,200	578,144

		2,273,210

Broadcasting — 0.8%
CBS Corp. (Class B Stock)(a)	117,700	3,207,325

Cable Television
Citadel Broadcasting Corp.(a)	2,710	5,582

Chemicals — 2.5%
Ashland, Inc.	22,900	1,086,147
Dow Chemical Co. (The)	81,700	3,220,614
DuPont, (E.I.) de Nemours & Co.	93,200	4,109,188
Lubrizol Corp. (The)	25,650	1,389,204

		9,805,153

Clothing & Apparel — 0.7%
Jones Apparel Group, Inc.	46,900	749,931
VF Corp.	27,200	1,867,552

		2,617,483

Computer Hardware — 1.2%
International Business Machines Corp.(a)	30,500	3,297,050
Lexmark International, Inc. (Class A Stock)*	36,200	1,261,932

		4,558,982

Computer Services & Software — 0.4%
Microsoft Corp.	22,000	783,200
Tech Data Corp.*(a)	18,850	711,022

		1,494,222

Conglomerates — 1.7%
Altria Group, Inc.	87,400	6,605,692

Consumer Products & Services — 4.3%
Black & Decker Corp.(a)	24,800	1,727,320
International Flavors &
Fragrances, Inc.	9,200	442,796
Johnson & Johnson(a)	72,000	4,802,400
Procter & Gamble Co.	129,900	9,537,258

		16,509,774

Containers & Packaging — 1.5%
Owens-Illinois, Inc.*	61,800	3,059,100
Smurfit-Stone Container Corp.*	129,100	1,363,296
Sonoco Products Co.	38,400	1,254,912

		5,677,308

Diversified Manufacturing — 0.6%
Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	53,100	2,467,557

Diversified Operations — 0.2%
Tyco International Ltd.	17,550	695,858

Electronic Components & Equipment — 7.2%
Arrow Electronics, Inc.*(a)	55,300	2,172,184
Flextronics International Ltd.*	260,144	3,137,336
General Electric Co.	495,700	18,375,599
Sanmina-SCI Corp.*(a)	190,600	346,892
SPX Corp.	31,200	3,208,920
Tyco Electronics Ltd. (Bermuda)	17,550	651,631

		27,892,562

Entertainment & Leisure — 0.6%
Brunswick Corp.	37,500	639,375
Disney, (Walt) Co. (The)(a)	18,300	590,g724
Time Warner, Inc.(a)	74,300	1,226,693

		2,456,792

Financial – Bank & Trust — 7.5%
Bank of America Corp.	319,500	13,182,570
Comerica, Inc.(a)	40,400	1,758,612
Deutsche Bank AG (Germany)(a)	16,500	2,135,265
Discover Financial Services	15,800	238,264
Fifth Third Bancorp	51,600	1,296,708
National City Corp.(a)	52,100	857,566
SunTrust Banks, Inc.	7,900	493,671
U.S. Bancorp	105,600	3,351,744
Wachovia Corp.(a)	57,500	2,186,725
Wells Fargo & Co.(a)	108,000	3,260,520

		28,761,645

Financial Services — 10.0%
Ambac Financial Group, Inc.(a)	27,600	711,252
Ameriprise Financial, Inc.	47,800	2,634,258
Citigroup, Inc.	357,500	10,524,800
Fannie Mae	79,700	3,186,406
Freddie Mac	60,300	2,054,421
JPMorgan Chase & Co.	264,600	11,549,790
KeyCorp(a)	43,475	1,019,489
MBIA, Inc.(a)	40,100	747,063
Merrill Lynch & Co., Inc.(a)	67,300	3,612,664
Morgan Stanley	31,600	1,678,276
Washington Mutual, Inc.(a)	76,700	1,043,887

		38,762,306

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Food — 2.8%
ConAgra Foods, Inc.	90,700	$2,157,753
Kellogg Co.	22,800	1,195,404
Kraft Foods, Inc. (Class A Stock)	28,500	929,955
Kroger Co. (The)	118,900	3,175,819
Safeway, Inc.	13,100	448,151
Sara Lee Corp.	147,800	2,373,668
SUPERVALU, Inc.	12,600	472,752

		10,753,502

Home Builders — 0.7%
Centex Corp.(a)	40,200	1,015,452
KB Home(a)	42,000	907,200
Pulte Homes, Inc.(a)	90,300	951,762

		2,874,414

Insurance — 10.5%
ACE Ltd.	56,200	3,472,036
Aflac, Inc.	8,300	519,829
Allstate Corp. (The)	76,000	3,969,480
American International Group, Inc.	156,200	9,106,460
Fidelity National Financial, Inc. (Class A Stock)	98,800	1,443,468
Genworth Financial, Inc. (Class A Stock)	96,800	2,463,560
Hartford Financial Services Group, Inc. (The)	36,100	3,147,559
MetLife, Inc.	68,500	4,220,970
Old Republic International Corp.	105,800	1,630,378
PartnerRe Ltd. (Bermuda)	6,200	511,686
RenaissanceRe Holdings Ltd.(a)	30,700	1,849,368
Torchmark Corp.	2,225	134,679
Travelers Cos., Inc. (The)	79,140	4,257,732
UnumProvident Corp.	108,700	2,585,973
XL Capital Ltd. (Class A Stock)	23,000	1,157,130

		40,470,308

Machinery & Equipment — 1.5%
Caterpillar, Inc.(a)	28,900	2,096,984
Eaton Corp.	32,500	3,150,875
Terex Corp.*	9,300	609,801

		5,857,660

Media — 0.2%
Idearc, Inc.	35,700	626,892

Medical Supplies & Equipment — 1.2%
AmerisourceBergen Corp.	24,275	1,089,219
Covidien Ltd. (Bermuda)	17,550	777,290
McKesson Corp.	43,500	2,849,685

		4,716,194

Metals & Mining — 1.3%
Alcoa, Inc.	52,700	1,926,185
ArcelorMittal (Luxembourg)(a)	38,100	2,947,035

		4,873,220

Movies & Entertainment — 0.6%
Viacom, Inc. (Class B Stock)*	55,200	2,424,384

Office Equipment — 0.5%
Pitney Bowes, Inc.	55,300	2,103,612

Oil & Gas — 16.7%
BP PLC, ADR (United Kingdom)(a)	38,000	2,780,460
ChevronTexaco Corp.	148,900	13,896,837
ConocoPhillips	121,200	10,701,960
Exxon Mobil Corp.	281,600	26,383,104
Marathon Oil Corp.	74,400	4,527,984
Occidental Petroleum Corp.	11,800	908,482
Royal Dutch Shell PLC, ADR (Netherlands)	32,900	2,770,180
Total Fina SA, ADR (France)	30,000	2,478,000

		64,447,007

Pharmaceuticals — 4.9%
Lilly, (Eli) & Co.	54,700	2,920,433
Merck & Co., Inc.	73,300	4,259,463
Pfizer, Inc.	513,800	11,678,674

		18,858,570

Printing & Publishing — 0.6%
Gannett Co., Inc.(a)	63,700	2,484,300

Restaurants — 1.2%
McDonald’s Corp.	76,100	4,483,051

Retail & Merchandising — 2.5%
Dillard’s, Inc. (Class A Stock)	35,800	672,324
Family Dollar Stores, Inc.(a)	27,100	521,133
Gap, Inc. (The)(a)	125,700	2,674,896
Home Depot, Inc.	43,000	1,158,420
Macy’s, Inc.	98,200	2,540,434
Mattel, Inc.	33,100	630,224
Office Depot, Inc.*	39,900	555,009
Wal-Mart Stores, Inc.	20,000	950,600

		9,703,040

Telecommunications — 9.1%
AT&T, Inc.	415,900	17,284,804
Nokia Corp., ADR (Finland)(a)	34,300	1,316,777
Sprint Corp.	271,000	3,558,230
Verizon Communications, Inc.(a)	231,200	10,101,128
Vodafone Group PLC, ADR (United
Kingdom)	79,900	2,981,868

		35,242,807

Utilities — 1.4%
Constellation Energy Group, Inc.	28,500	2,922,105
Entergy Corp.	8,600	1,027,872
Wisconsin Energy Corp.	30,700	1,495,397

		5,445,374

TOTAL LONG-TERM INVESTMENTS
(cost $349,134,968)		382,079,354

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 14.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $56,238,725; includes
$51,989,672 of cash collateral
for securities on loan)(b)(w)
(Note 4)	56,238,725	$56,238,725

TOTAL INVESTMENTS — 113.5%
(cost $405,373,693; Note 6)		438,318,079
Liabilities in excess of other assets — (13.5)%		(51,989,902)

NET ASSETS — 100.0%		$386,328,177

The following abbreviation is used in portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $50,176,157; cash collateral of $51,989,672 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Oil & Gas	16.7%
Affiliated Money Market Mutual Fund
(13.5% represents investments purchased with collateral
from securities on loan)	14.6
Insurance	10.5
Financial Services	10.0
Telecommunications	9.1
Financial – Bank & Trust	7.5
Electronic Components & Equipment	7.2
Pharmaceuticals	4.9
Consumer Products & Services	4.3
Food	2.8
Chemicals	2.5
Retail & Merchandising	2.5
Conglomerates	1.7
Automotive Parts	1.5
Machinery & Equipment	1.5
Containers & Packaging	1.5
Utilities	1.4
Metals & Mining	1.3
Aerospace	1.3
Medical Supplies & Equipment	1.2
Computer Hardware	1.2
Restaurants	1.2
Broadcasting	0.8
Clothing & Apparel	0.7
Home Builders	0.7
Printing & Publishing	0.6
Diversified Manufacturing	0.6
Entertainment & Leisure	0.6
Movies & Entertainment	0.6
Beverages	0.6
Automobile Manufacturers	0.6
Office Equipment	0.5
Computer Services & Software	0.4
Diversified Operations	0.2
Media	0.2

113.5
Liabilities in excess of other assets	(13.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities
on loan of $50,176,157:
Unaffiliated investments (cost $349,134,968)	$382,079,354
Affiliated investments (cost $56,238,725)	56,238,725
Cash	377,377
Receivable for investments sold	1,156,063
Dividends and interest receivable	661,013
Receivable for fund share sold	568,596
Prepaid expenses	7,055

Total Assets	441,088,183

LIABILITIES:
Payable to broker for collateral for securities on loan	51,989,672
Payable for investments purchased	2,609,705
Advisory fees payable	109,663
Accrued expenses and other liabilities	47,922
Shareholder servicing fees payable	2,973
Payable for fund share repurchased	71

Total Liabilities	54,760,006

NET ASSETS
$386,328,177

Net assets were comprised of:
Paid-in capital	$315,945,292
Retained earnings	70,382,885

Net assets, December 31, 2007
$386,328,177

Net asset value and redemption price per share,
$386,328,177/30,724,173 outstanding shares
of beneficial interest	$12.57

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $50,301
foreign withholding tax)	$11,826,479
Affiliated dividend income	342,614
Affiliated income from securities lending, net	125,333

12,294,426

EXPENSES
Advisory fees	3,318,044
Shareholder servicing fees and expenses	309,684
Custodian and accounting fees	81,000
Loan interest expense (Note 7)	31,336
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	16,000
Legal fees and expenses	9,000
Insurance expenses	8,000
Shareholders’ reports	4,000
Miscellaneous	12,047

Total expenses	3,825,111

NET INVESTMENT INCOME	8,469,315

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	30,360,266
Net change in unrealized appreciation (depreciation)
on investments	(55,481,977)

NET LOSS ON INVESTMENTS	(25,121,711)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(16,652,396)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,469,315	$6,162,174
Net realized gain on investment transactions	30,360,266	19,314,625
Net change in unrealized appreciation (depreciation) on investments	(55,481,977)	45,122,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,652,396)	70,599,361

DISTRIBUTIONS	(25,476,799)	(22,626,186)

FUND SHARE TRANSACTIONS:
Fund share sold [5,371,844 and 11,564,927 shares, respectively]	76,645,054	147,408,368
Fund share issued in reinvestment of distributions [2,030,024 and 1,856,126 shares, respectively]	25,476,799	22,626,186
Fund share repurchased [9,577,488 and 3,834,192 shares, respectively]	(132,774,796)	(49,110,937)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(30,652,943)	120,923,617

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,782,138)	168,896,792
NET ASSETS:
Beginning of year	459,110,315	290,213,523

End of year	$386,328,177	$459,110,315

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.9%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 6.6%
Honeywell International, Inc.	1,254,700	$77,251,879
Lockheed Martin Corp.(a)	579,400	60,987,644
United Technologies Corp.	1,200,000	91,848,000

		230,087,523

Beverages — 0.7%
PepsiCo, Inc.	337,100	25,585,890

Capital Markets — 3.3%
Bank of New York Mellon Corp.
(The)(a)	476,000	23,209,760
Franklin Resources, Inc.	225,000	25,746,750
Lehman Brothers Holdings, Inc.	198,900	13,016,016
Merrill Lynch & Co., Inc.	449,700	24,139,896
Morgan Stanley	274,300	14,568,073
Northern Trust Corp.(a)	183,400	14,044,772

		114,725,267

Chemicals — 1.2%
Air Products & Chemicals, Inc.	116,700	11,510,121
Dow Chemical Co. (The)	150,000	5,913,000
DuPont, (E.I.) de Nemours & Co.	542,700	23,927,643

		41,350,764

Commercial Banks — 0.9%
Wells Fargo & Co.	1,027,700	31,026,263

Communications Equipment — 2.8%
Cisco Systems, Inc.*(a)	3,581,900	96,962,033

Computers & Peripherals — 3.6%
International Business Machines
Corp.(a)	157,200	16,993,320
Sun Microsystems, Inc.*(a)	5,953,525	107,937,408

		124,930,728

Conglomerates — 0.2%
3M Co.(a)	75,000	6,324,000

Consumer Finance — 0.8%
American Express Co.	527,400	27,435,348

Diversified Financial Services — 4.6%
Bank of America Corp.	1,027,300	42,386,398
Citigroup, Inc.(a)	1,000,000	29,440,000
JPMorgan Chase & Co.	2,000,00	87,300,000

		159,126,398

Diversified Telecommunication Services — 5.9%
AT&T, Inc.	2,370,800	98,530,448
CenturyTel, Inc.	1,550,000	64,263,000
Verizon Communications, Inc.(a)	1,026,900	44,865,261

		207,658,709

Electrical Equipment — 3.8%
Emerson Electric Co.(a)	2,367,700	134,153,882

Electronics — 0.4%
Tyco Electronics Ltd. (Bermuda)	375,000	13,923,750

Energy Equipment & Services — 0.8%
Baker Hughes, Inc.	225,000	18,247,500
Schlumberger Ltd.	118,400	11,647,008

		29,894,508

Food & Staples Retailing — 3.0%
Safeway, Inc.	2,756,800	94,310,128
Walgreen Co.	238,000	9,063,040

		103,373,168

Food Products — 0.1%
H.J. Heinz Co.	75,800	3,538,344

Health Care Equipment & Supplies — 0.4%
Becton, Dickinson & Co.	159,600	13,339,368

Healthcare Providers & Services — 8.3%
Aetna, Inc.	1,059,100	61,141,843
UnitedHealth Group, Inc.	2,101,200	122,289,840
WellPoint, Inc.*	1,190,200	104,416,246

		287,847,929

Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.(a)	179,400	10,568,454
Wyndham Worldwide Corp.(a)	468,400	11,035,504

		21,603,958

Household Products — 1.7%
Procter & Gamble Co.	790,200	58,016,484

Industrial Conglomerates — 2.0%
General Electric Co.	1,850,000	68,579,500

Insurance — 11.0%
ACE Ltd. (Cayman Islands)	1,450,000	89,581,000
American International Group, Inc.	1,498,300	87,350,890
AXIS Capital Holdings Ltd.
(Bermuda)	2,205,200	85,936,644
Hartford Financial Services Group,
Inc. (The)	640,000	55,801,600
Loews Corp.	555,800	27,978,972
MetLife, Inc.	415,000	25,572,300
Willis Group Holdings Ltd. (United
Kingdom)	289,000	10,973,330

		383,194,736

IT Services — 1.7%
Accenture Ltd. (Class A Stock)
(Bermuda)(a)	1,615,000	58,188,450

Machinery — 0.6%
ITT Corp.	303,700	20,056,348

Media — 2.0%
Comcast Corp. (Class A Stock)*(a)	500,000	9,130,000
News Corp. (Class A Stock)	793,200	16,252,668
Omnicom Group, Inc.	390,800	18,574,724
Time Warner, Inc.	1,575,300	26,008,203

		69,965,595

Multiline Retail — 0.6%
Kohl’s Corp.*(a)	496,700	22,748,860

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Oil, Gas and Consumable Fuels — 11.0%
ChevronTexaco Corp.	650,000	$60,664,500
ConocoPhillips	789,700	69,730,510
Exxon Mobil Corp.	802,800	75,214,332
Marathon Oil Corp.	566,600	34,483,276
Noble Energy, Inc.	395,400	31,442,208
Total Fina SA, ADR (France)(a)	1,335,000	110,271,000

		381,805,826

Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	451,000	11,960,520
Lilly, (Eli) & Co.	1,415,000	75,546,850
Merck & Co., Inc.	947,000	55,030,170
Pfizer, Inc.	1,156,500	26,287,245
Schering-Plough Corp.	2,850,000	75,924,000
Wyeth	1,183,200	52,285,608

		297,034,393

Semiconductors & Semiconductor Equipment — 2.2%
Broadcom Corp. (Class A Stock)*	400,000	10,456,000
Intel Corp.(a)	790,500	21,074,730
Intergrated Device Technology, Inc.*	1,495,600	16,915,236
International Rectifier Corp.*(a)	41,800	1,419,946
Lam Research Corp.*(a)	367,500	15,887,025
NVIDIA Corp.*(a)	369,700	12,577,194

		78,330,131

Software — 1.9%
Adobe Systems, Inc.*	251,000	10,725,230
Microsoft Corp.	1,177,700	41,926,120
Oracle Corp.*	545,500	12,317,390

		64,968,740

Tobacco — 5.7%
Altria Group, Inc.	1,732,200	130,919,676
Loews Corp. – Carolina Group(a)	784,800	66,943,440

		197,863,116

TOTAL LONG-TERM INVESTMENTS
(cost $3,086,727,009)		3,373,640,009

SHORT-TERM INVESTMENT — 8.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $280,831,252; includes
$168,452,703 of cash collateral
for securities on loan)(b)(w)
(Note 4)	280,831,252	280,831,252

TOTAL INVESTMENTS — 105.0%
(cost $3,367,558,261; Note 6)		3,654,471,261
Liabilities in excess of other assets — (5.0)%		(174,165,541)

NET ASSETS — 100.0%		$3,480,305,720

The following abbreviation is used in portfolio description:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $160,017,673; cash collateral of $168,452,703 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as co-manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Insurance	11.0%
Oil, Gas and Consumable Fuels	11.0
Pharmaceuticals	8.5
Healthcare Providers & Services	8.3
Affiliated Money Market Mutual Fund
(4.8% represents investments purchased with collateral
from securities on loan)	8.1
Aerospace & Defense	6.6
Diversified Telecommunication Services	5.9
Tobacco	5.7
Diversified Financial Services	4.6
Electrical Equipment	3.8
Computers & Peripherals	3.6
Capital Markets	3.3
Food & Staples Retailing	3.0
Communications Equipment	2.8
Semiconductors & Semiconductor Equipment	2.2
Media	2.0
Industrial Conglomerates	2.0
Software	1.9
IT Services	1.7
Household Products	1.7
Chemicals	1.2
Commercial Banks	0.9
Energy Equipment & Services	0.8
Consumer Finance	0.8
Beverages	0.7
Multiline Retail	0.6
Hotels, Restaurants & Leisure	0.6
Machinery	0.6
Electronics	0.4
Health Care Equipment & Supplies	0.4
Conglomerates	0.2
Food Products	0.1

105.0
Liabilities in excess of other assets	(5.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities
on loan of $160,017,673:
Unaffiliated investments (cost $3,086,727,009)	$3,373,640,009
Affiliated investments (cost $280,831,252)	280,831,252
Receivable for fund share sold	23,102,124
Receivable for investments sold	6,264,302
Dividends and interest receivable	4,639,377
Prepaid expenses	39,109

Total Assets	3,688,516,173

LIABILITIES:
Payable to broker for collateral for securities on loan	168,452,703
Payable for investments purchased	34,196,645
Payable to custodian	4,439,884
Advisory fees payable	939,377
Accrued expenses and other liabilities	101,674
Payable for fund share repurchased	53,493
Shareholder servicing fees payable	26,677

Total Liabilities	208,210,453

NET ASSETS	$3,480,305,720

Net assets were comprised of:
Paid-in capital	$2,866,522,960
Retained earnings	613,782,760

Net assets, December 31, 2007	$3,480,305,720

Net asset value and redemption price per share,
$3,480,305,720/147,351,516 outstanding shares
of beneficial interest	$23.62

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $186,515
foreign withholding tax)	$65,278,589
Affiliated dividend income	7,037,222
Affiliated income from securities lending, net	620,122

72,935,933

EXPENSES
Advisory fees	25,888,139
Shareholder servicing fees and expenses	2,416,226
Custodian and accounting fees	246,000
Insurance expenses	49,000
Trustees’ fees	38,000
Audit fee	18,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	10,000
Shareholders’ reports	5,000
Loan interest expense (Note 7)	138
Miscellaneous	13,872

Total expenses	28,702,375

NET INVESTMENT INCOME	44,233,558

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	292,577,147
Net change in unrealized appreciation (depreciation)
on investments	(177,789,144)

NET GAIN ON INVESTMENTS	114,788,003

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$159,021,561

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$44,233,558	$33,908,660
Net realized gain on investment transactions	292,577,147	144,320,185
Net change in unrealized appreciation (depreciation) on investments	(177,789,144)	271,575,201

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	159,021,561	449,804,046

DISTRIBUTIONS	(147,026,134)	(27,071,270)

FUND SHARE TRANSACTIONS:
Fund share sold [48,731,100 and 33,446,678 shares, respectively]	1,177,508,878	705,907,584
Fund share issued in reinvestment of distributions [6,222,012 and 1,295,899 shares, respectively]	147,026,134	27,071,270
Fund share repurchased [35,497,149 and 45,557,104 shares, respectively]	(862,113,748)	(952,572,164)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	462,421,264	(219,593,310)

TOTAL INCREASE IN NET ASSETS	474,416,691	203,139,466
NET ASSETS:
Beginning of year	3,005,889,029	2,802,749,563

End of year	$3,480,305,720	$3,005,889,029

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.7%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.2%
Interpublic Group of Cos., Inc.*(a)	90,000	$729,900

Aerospace & Defense — 4.6%
Boeing Co.	47,200	4,128,112
Honeywell International, Inc.	60,300	3,712,671
Northrop Grumman Corp.	46,800	3,680,352
United Technologies Corp.	73,200	5,602,728

		17,123,863

Apparel — 0.2%
Jones Apparel Group, Inc.(a)	34,800	556,452

Automobile Manufacturers — 0.6%
Ford Motor Co.*(a)	47,300	318,329
General Motors Corp.(a)	60,600	1,508,334
Toyota Motor Corp., ADR (Japan)	3,200	339,744

		2,166,407

Automotive Parts — 0.3%
Autoliv, Inc. (Sweden)(a)	12,500	658,875
Magna International, Inc. (Class A Stock)	4,400	353,892

		1,012,767

Banks — 0.4%
KeyCorp.(a)	58,100	1,362,445

Beverages — 1.0%
Coca-Cola Co.	5,300	325,261
PepsiCo, Inc.	46,200	3,506,580

		3,831,841

Biotechnology — 1.7%
Genentech, Inc.*	23,800	1,596,266
Gilead Sciences, Inc.*	100,100	4,605,601

		6,201,867

Biotechnology Healthcare — 0.5%
Celgene Corp.*	39,600	1,829,916

Building Materials — 0.1%
Masco Corp.	15,000	324,150

Chemicals — 3.3%
Dow Chemical Co.	88,900	3,504,438
DuPont (E.I.) de Nemours & Co.	89,000	3,924,010
Lubrizol Corp. (The)	18,400	996,544
Monsanto Co.	33,600	3,752,784

		12,177,776

Clothing & Apparel — 1.9%
Kohl’s Corp.*	38,800	1,777,040
Limited Brands, Inc.(a)	44,300	838,599
NIKE, Inc. (Class B Stock)(a)	41,100	2,640,264
VF Corp.	25,775	1,769,711

		7,025,614

Commercial Banks — 1.4%
Bank of America Corp.	125,946	5,196,532

Communication Equipment — 2.1%
Cisco Systems, Inc.*	190,300	5,151,421
Nokia Corp., ADR (Finland)(a)	31,700	1,216,963
QUALCOMM, Inc.	24,400	960,140
Tellabs, Inc.*(a)	44,100	288,414

		7,616,938

Computer Services & Software — 2.7%
Allegheny Energy, Inc.	29,400	1,870,134
Electronic Arts, Inc.*(a)	51,200	2,990,592
Microsoft Corp.	143,700	5,115,720

		9,976,446

Computers & Peripherals — 5.2%
Apple, Inc.*	44,300	8,774,944
EMC Corp.*	41,000	759,730
Hewlett-Packard Co.	73,560	3,713,309
International Business Machines Corp.(a)	56,900	6,150,890

		19,398,873

Conglomerates — 2.9%
General Electric Co.	292,270	10,834,449

Construction — 0.4%
Centex Corp.(a)	15,000	378,900
KB Home(a)	34,800	751,680
Pulte Homes, Inc.(a)	46,200	486,948

		1,617,528

Consumer Products & Services — 2.6%
Colgate-Palmolive Co.	37,000	2,884,520
Kimberly-Clark Corp.	4,425	306,829
Procter & Gamble Co.	88,300	6,482,986

		9,674,335

Containers & Packaging — 0.5%
Smurfit-Stone Container Corp.*(a)	102,400	1,081,344
Sonoco Products Co.	20,500	669,940

		1,751,284

Diversified Financial Services — 1.0%
CIT Group, Inc.	33,300	800,199
Goldman Sachs Group, Inc.	7,000	1,505,350
Morgan Stanley	26,400	1,402,104

		3,707,653

Diversified Telecommunication Services — 3.8%
AT&T, Inc.	179,700	7,468,332
Verizon Communications, Inc.	154,400	6,745,736

		14,214,068

Electric Utilities — 1.0%
American Electric Power Co., Inc.	35,000	1,629,600
Constellation Energy Group, Inc.	11,000	1,127,830

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Electric Utilities (cont’d.)
Entergy Corp.	6,300	$752,976

		3,510,406

Electrical Equipment — 0.4%
Emerson Electric Co.(a)	28,000	1,586,480

Electronic Components — 1.8%
Arrow Electronics, Inc.*(a)	28,300	1,111,624
Avnet, Inc.*	40,700	1,423,279
Tech Data Corp.*(a)	33,000	1,244,760
Tyco International Ltd.	34,600	1,284,698
Tyco International Ltd. (Bermuda)	34,600	1,371,890

		6,436,251

Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	28,150	2,282,965
Halliburton Co.	12,600	477,666

		2,760,631

Farming & Agriculture — 0.3%
Bunge Ltd. (Bermuda)(a)	11,000	1,280,510

Financial – Bank & Trust — 1.1%
Comerica, Inc.	27,600	1,201,428
National City Corp.(a)	88,700	1,460,002
U.S. BanCorp.	29,000	920,460
Wells Fargo & Co.(a)	18,000	543,420

		4,125,310

Financial Services — 6.1%
Citigroup, Inc.	226,500	6,668,160
CME Group, Inc.	4,400	3,018,400
Franklin Resources, Inc.	22,500	2,574,675
JPMorgan Chase & Co.	118,376	5,167,112
Merrill Lynch & Co., Inc.(a)	67,100	3,601,928
NYSE Euronext, Inc.	18,600	1,632,522

		22,662,797

Food & Staples Retailing — 0.7%
Kroger Co. (The)	34,000	908,140
Wal-Mart Stores, Inc.	36,500	1,734,845

		2,642,985

Foods — 2.0%
Kellogg Co.(a)	32,900	1,724,947
Safeway, Inc.	53,500	1,830,235
Sara Lee Corp.(a)	106,100	1,703,966
Wrigley, (Wm., Jr.) Co.	32,700	1,914,585

		7,173,733

Healthcare Services — 1.4%
Express Scripts, Inc.*(a)	26,600	1,941,800
Tenet Healthcare Corp.*(a)	140,500	713,740
WellPoint, Inc.*	30,100	2,640,673

		5,296,213

Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.	37,800	2,226,798

Information Technology Products & Services — 0.2%
Ingram Micro, Inc. (Class A Stock)*	47,100	849,684

Insurance — 6.3%
ACE Ltd.	26,600	1,643,348
Allstate Corp. (The)	51,000	2,663,730
American International Group, Inc.	77,887	4,540,812
AXIS Capital Holdings Ltd. (Bermuda)	26,550	1,034,654
Genworth Financial, Inc. (Class A Stock)	58,300	1,483,735
Hartford Financial Service Group, Inc.	12,500	1,089,875
MetLife, Inc.	52,900	3,259,698
Old Republic International Corp.	48,000	739,680
Travelers Cos., Inc. (The)	74,193	3,991,583
Unum Group	55,700	1,325,103
XL Capital Ltd. (Class A Stock)(a)	34,800	1,750,788

		23,523,006

Internet Services — 3.0%
eBay, Inc.*	92,000	3,053,480
Google, Inc. (Class A Stock)*	11,600	8,021,168

		11,074,648

Machinery & Equipment — 2.4%
Deere & Co.	33,100	3,082,272
Eaton Corp.	20,900	2,026,255
Ingersoll-Rand Co. Ltd. (Class A Stock)(a)	49,000	2,277,030
SPX Corp.	16,000	1,645,600

		9,031,157

Media — 3.1%
CBS Corp. (Class B Stock)(a)	102,650	2,797,212
Citadel Broadcasting Corp.(a)	3,616	7,449
Comcast Corp. (Class A Stock)*(a)	67,150	1,226,159
Gannett Co., Inc.(a)	33,700	1,314,300
Time Warner, Inc.	283,700	4,683,887
Walt Disney Co. (The)	47,100	1,520,388

		11,549,395

Medical Supplies & Equipment — 1.2%
Alcon, Inc. (Switzerland)	11,300	1,616,352
Becton Dickinson & Co.	35,400	2,958,732

		4,575,084

Multi-Utilities — 0.5%
Ameren Corp.(a)	31,400	1,702,194

Oil, Gas & Consumable Fuels — 11.0%
BP PLC, ADR (United Kingdom)(a)	25,100	1,836,567
Chevron, Corp.	68,146	6,360,066
ConocoPhillips	62,300	5,501,090
EOG Resources, Inc.(a)	23,200	2,070,600

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Exxon Mobil Corp.	177,500	$16,629,975
Noble Energy, Inc.(a)	26,500	2,107,280
Schlumberger Ltd.	65,300	6,423,561

		40,929,139

Paper & Forest Products — 0.5%
International Paper Co.(a)	60,000	1,942,800

Personnel Services — 0.6%
Apollo Group, Inc. (Class A Stock)*(a)	29,400	2,062,410

Pharmaceuticals — 6.6%
Abbott Laboratories(a)	96,800	5,435,320
Johnson & Johnson	45,300	3,021,510
Lilly, (Eli) & Co.	40,800	2,178,312
Merck & Co., Inc.	123,000	7,147,530
Pfizer, Inc.	288,820	6,564,879

		24,347,551

Printing & Publishing — 0.1%
Donnelley, (R.R.) & Sons Co.	200	7,548
Idearc, Inc.	11,167	196,093

		203,641

Retail — 0.3%
Dick’s Sporting Goods, Inc.*(a)	36,800	1,021,568

Retail & Merchandising — 1.4%
Dillard’s, Inc. (Class A Stock)	33,800	634,764
Macy’s, Inc.	56,500	1,461,655
Target Corp.	61,500	3,075,000

		5,171,419

Semiconductors — 1.7%
Intel Corp.	112,280	2,993,385
NVIDIA Corp.*(a)	81,400	2,769,228
Taiwan Semiconductor Manufacturing Co. Ltd.(a)	55,374	551,530

		6,314,143

Software — 1.0%
Adobe Systems, Inc.*	57,900	2,474,067
Citrix Systems, Inc.*(a)	31,800	1,208,718

		3,682,785

Technology — 0.1%
Sanmina SCI Corp.*(a)	262,300	477,386

Technology Software — 0.3%
Electronic Data Systems Corp.	54,200	1,123,566

Thrifts & Mortgage Finance — 1.3%
Fannie Mae	73,400	2,934,532
Freddie Mac	14,000	476,980
Washington Mutual, Inc.(a)	110,300	1,501,183

		4,912,695

Tobacco — 2.2%
Altria Group, Inc.	108,250	8,181,535

Wireless Telecommunication Services — 1.4%
Sprint Nextel Corp.	264,774	3,476,483
Vodafone Group PLC, ADR (United Kingdom)(a)	41,300	1,541,316

		5,017,799

TOTAL LONG-TERM INVESTMENTS
(cost $319,354,683)		365,726,823

SHORT-TERM INVESTMENT — 17.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $65,738,879; includes $58,510,146 of cash collateral for securities on loan)(b)(w) (Note 4)	65,738,879	65,738,879

TOTAL INVESTMENTS — 116.4%
(cost $385,093,562; Note 6)		431,465,702
Liabilities in excess of other assets — (16.4)%		(60,791,219)

NET ASSETS — 100.0%		$370,674,483

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $56,200,308; cash collateral of $58,510,146 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (15.8% represents investments purchased with collateral from securities on loan)	17.7%
Oil, Gas & Consumable Fuels	11.0
Pharmaceuticals	6.6
Insurance	6.3
Financial Services	6.1
Computers & Peripherals	5.2
Aerospace & Defense	4.6
Diversified Telecommunication Services	3.8
Chemicals	3.3
Media	3.1
Internet Services	3.0
Conglomerates	2.9
Computer Services & Software	2.7
Consumer Products & Services	2.6
Machinery & Equipment	2.4
Tobacco	2.2
Communication Equipment	2.1
Foods	2.0
Clothing & Apparel	1.9
Electronic Components	1.8
Semiconductors	1.7
Biotechnology	1.7
Commercial Banks	1.4
Retail & Merchandising	1.4
Wireless Telecommunication Services	1.4
Healthcare Services	1.4
Thrifts & Mortgage Finance	1.3
Medical Supplies & Equipment	1.2
Financial – Bank & Trust	1.1
Beverages	1.0
Diversified Financial Services	1.0
Software	1.0
Electric Utilities	1.0
Energy Equipment & Services	0.7
Food & Staples Retailing	0.7
Hotels, Restaurants & Leisure	0.6
Automobile Manufacturers	0.6
Personnel Services	0.6
Paper & Forest Products	0.5
Biotechnology Healthcare	0.5
Containers & Packaging	0.5
Multi-Utilities	0.5
Construction	0.4
Electrical Equipment	0.4
Banks	0.4
Farming & Agriculture	0.3
Technology Software	0.3
Retail	0.3
Automotive Parts	0.3
Information Technology Products & Services	0.2
Advertising	0.2
Apparel	0.2
Technology	0.1
Building Materials	0.1
Printing & Publishing	0.1

116.4
Liabilities in excess of other assets	(16.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $56,200,308:
Unaffiliated investments (cost $319,354,683)	$365,726,823
Affiliated investments (cost $65,738,879)	65,738,879
Dividends and interest receivable	573,450
Receivable for fund share sold	19,126
Prepaid expenses	8,450

Total Assets	432,066,728

LIABILITIES:
Payable to broker for collateral for securities on loan	58,510,146
Payable for investments purchased	2,643,208
Payable for fund share repurchased	110,573
Advisory fees payable	69,529
Accrued expenses and other liabilities	34,314
Payable to custodian	21,615
Shareholder servicing fees payable	2,860

Total Liabilities	61,392,245

NET ASSETS	$370,674,483

Net assets were comprised of:
Paid-in capital	$373,222,512
Retained earnings	(2,548,029)

Net assets, December 31, 2007	$370,674,483

Net asset value and redemption price per share, $370,674,483/27,049,166 outstanding shares of beneficial interest	$13.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $14,365 foreign withholding tax)	$8,348,610
Affiliated dividend income	169,681
Affiliated income from securities lending, net	156,732
Unaffiliated interest	2,758

8,677,781

EXPENSES
Advisory fees	2,547,777
Shareholder servicing fees and expenses	297,231
Custodian and accounting fees	91,000
Transfer agent’s fees and expenses	18,000
Audit fee	17,000
Loan interest expense (Note 7)	16,074
Trustees’ fees	14,000
Insurance expenses	10,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Miscellaneous	26,607

Total expenses	3,047,689

NET INVESTMENT INCOME	5,630,092

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	38,840,804
Net change in unrealized appreciation (depreciation) on investments	(34,104,746)

NET GAIN ON INVESTMENTS	4,736,058

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,366,150

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,630,092	$5,717,979
Net realized gain on investment transactions	38,840,804	31,712,922
Net change in unrealized appreciation (depreciation) on investments	(34,104,746)	14,963,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,366,150	52,394,683

DISTRIBUTIONS	(5,717,979)	(5,026,006)

FUND SHARE TRANSACTIONS:
Fund share sold [2,539,093 and 2,343,268 shares, respectively]	36,102,004	30,272,421
Fund share issued in reinvestment of distributions [416,156 and 401,439 shares, respectively]	5,717,979	5,026,006
Fund share repurchased [9,523,172 and 11,035,306 shares, respectively]	(134,035,619)	(137,053,876)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(92,215,636)	(101,755,449)

TOTAL DECREASE IN NET ASSETS	(87,567,465)	(54,386,772)
NET ASSETS:
Beginning of year	458,241,948	512,628,720

End of year	$370,674,483	$458,241,948

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.3%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 4.4%
Boeing Co.	52,962	$4,632,056
Lockheed Martin Corp.	35,507	3,737,467
Northrop Grumman Corp.	57,623	4,531,473
Raytheon Co.	8,881	539,077

		13,440,073

Airlines — 0.1%
Southwest Airlines Co.	34,009	414,910

Automobile Manufacturers — 0.2%
Ford Motor Co.*(a)	109,998	740,287

Automotive Parts — 1.1%
AutoZone, Inc.*	2,504	300,255
Magna International, Inc. (Class A Stock) (Canada)	36,479	2,934,006

		3,234,261

Beverages — 1.5%
Coca-Cola Enterprises, Inc.(a)	44,501	1,158,361
Molson Coors Brewing Co. (Class B Stock)(a)	23,553	1,215,806
Pepsi Bottling Group, Inc.	40,863	1,612,454
PepsiAmericas, Inc.	15,182	505,864

		4,492,485

Broadcasting — 1.1%
CBS Corp. (Class B Stock)(a)	127,492	3,474,157
Sinclair Broadcast Group, Inc. (Class A Stock)	1,186	9,737

		3,483,894

Building Materials — 0.2%
Masco Corp.	27,580	596,004

Business Services — 1.3%
Accenture Ltd. (Class A Stock)(a)	104,206	3,754,542
Deluxe Corp.(a)	10,967	360,705

		4,115,247

Capital Markets — 0.1%
Schwab, (Charles) Corp.	10,589	270,549

Chemicals — 1.6%
E.I. Du Pont de Nemours & Co.	73,082	3,222,185
Methanex Corp. (China)	51,813	1,430,039
Terra Industries, Inc.*(a)	2,004	95,711

		4,747,935

Clothing & Apparel — 0.1%
VF Corp.	6,325	434,274

Computer Hardware — 6.4%
Apple, Inc.*	5,113	1,012,783
Hewlett-Packard Co.	135,827	6,856,547
International Business Machines Corp.(a)	68,120	7,363,772
Seagate Technology (Cayman Islands)	92,308	2,353,854
Western Digital Corp.*	73,311	2,214,725

		19,801,681

Computer Services & Software — 4.5%
Computer Sciences Corp.*(a)	70,794	3,502,179
GameStop Corp. (Class A Stock)*(a)	5,372	333,655
Microsoft Corp.	283,536	10,093,882
Sun Microsystems, Inc.*	1,658	30,059

		13,959,775

Conglomerates — 0.2%
Altria Group, Inc.	6,969	526,717

Construction — 0.5%
NVR, Inc.*(a)	2,326	1,218,824
Perini Corp.*	6,816	282,319

		1,501,143

Consumer Products & Services — 6.4%
Blyth, Inc.(a)	10,188	223,525
Hasbro, Inc.	68,915	1,762,846
Johnson & Johnson	126,990	8,470,233
Kimberly-Clark Corp.	66,739	4,627,682
Newell Rubbermaid, Inc.	33,280	861,286
Procter & Gamble Co.	19,402	1,424,495
Reynolds America, Inc.(a)	9,242	609,602
Tupperware Brands Corp.(a)	51,800	1,710,954

		19,690,623

Containers & Packaging — 0.1%
Sonoco Products Co.	5,543	181,145

Diversified Operations — 0.2%
Walter Industries, Inc.	13,954	501,367

Electronic Components & Equipment — 2.8%
Avnet, Inc.*	55,516	1,941,395
General Electric Co.	161,092	5,971,681
Tyco Electronics Ltd. (Bermuda)	15,817	587,285
Vishay Intertechnology, Inc.*	7,123	81,273

		8,581,634

Entertainment & Leisure — 1.5%
Regal Entertainment Group (Class A Stock)(a)	38,923	703,339
Walt Disney Co. (The)	125,279	4,044,006

		4,747,345

Financial – Bank & Trust — 2.8%
Bank of America Corp.	165,464	6,827,045
U.S. BanCorp.	56,754	1,801,372

		8,628,417

Financial Services — 10.1%
ASM International NV (Netherlands)(a)	2,782	66,629
SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)

		Value
	Shares	(Note 2)

Financial Services (cont’d.)
Bank of New York Mellon Corp. (The)	11,112	$541,821
Capital One Financial Corp.(a)	21,474	1,014,861
Citigroup, Inc.	163,973	4,827,365
Fannie Mae	7,409	296,212
Freddie Mac	8,219	280,021
Goldman Sachs Group, Inc.	24,412	5,249,801
Jacobs Engineering Group, Inc.*	809	77,348
JPMorgan Chase & Co.	164,397	7,175,929
KKR Financial Holdings LLC	56,234	790,092
Lehman Brothers Holdings, Inc.(a)	43,624	2,854,754
Marshall & Ilsley Corp.(a)	15,460	409,381
Merrill Lynch & Co., Inc.	42,607	2,287,144
Morgan Stanley	63,947	3,396,225
Royal Bank of Canada (Canada)(a)	19,723	1,006,662
Washington Mutual, Inc.(a)	50,393	685,849

		30,960,094

Food — 1.0%
General Mills, Inc.	50,222	2,862,654
Kraft Foods, Inc. (Class A Stock)	5,482	178,878

		3,041,532

Healthcare Services — 2.3%
AMERIGROUP Corp.*(a)	50,288	1,832,998
Apria Healthcare Group, Inc.*(a)	20,883	450,446
Humana, Inc.*(a)	55,043	4,145,288
WellCare Health Plans, Inc.*(a)	15,834	671,520

		7,100,252

Insurance — 4.9%
ACE Ltd.	70,488	4,354,749
Aetna, Inc.	52,279	3,018,067
American International Group, Inc.	7,907	460,978
Arch Capital Group Ltd.*	21,931	1,542,846
Aspen Insurance Holdings, Ltd. (Bermuda)(a)	41,802	1,205,570
AXIS Capital Holdings Ltd. (Bermuda)	17,835	695,030
Endurance Specialty Holdings Ltd. (Bermuda)	48,066	2,005,794
PartnerRe Ltd. (Bermuda)	8,118	669,978
Travelers Cos., Inc. (The)	12,311	662,332
XL Capital Ltd. (Class A Stock) (Cayman Islands)	9,575	481,718

		15,097,062

Internet Services — 1.3%
Cisco Systems, Inc.*	25,587	692,640
eBay, Inc.*	36,338	1,206,058
Electronic Data Systems Corp.	68,767	1,425,540
MasterCard, Inc. (Class A Stock)	3,723	801,190

		4,125,428

Machinery & Equipment — 1.1%
Caterpillar, Inc.(a)	24,039	1,744,270
Deere & Co.	3,656	340,447
Open Text Corp. (Canada)*(a)	11,990	377,085
Southern Copper Corp.(a)	9,335	981,389

		3,443,191

Medical Supplies & Equipment — 3.9%
Amgen, Inc.*	91,425	4,245,777
Baxter International, Inc.	25,974	1,507,791
Becton Dickinson & Co.	45,867	3,833,564
Covidien Ltd. (Bermuda)	14,811	655,979
Genzyme Corp.*(a)	11,715	872,065
Invitrogen Corp.*(a)	6,606	617,066
McKesson Corp.	3,187	208,780

		11,941,022

Metals & Mining — 1.9%
Alpha Natural Resources, Inc.*(a)	24,212	786,406
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)(a)	39,343	4,030,297
United States Steel Corp.	7,279	880,104

		5,696,807

Office Equipment — 1.2%
Xerox Corp.	225,572	3,652,011

Oil & Gas — 14.8%
ChevronTexaco Corp.	91,798	8,567,507
ConocoPhillips	82,004	7,240,953
Delek US Holdings, Inc.	784	15,860
EnCana Corp. (Canada)	45,138	3,067,578
Exxon Mobil Corp.	170,982	16,019,304
Occidental Petroleum Corp.	60,946	4,692,233
Schlumberger Ltd.	1,411	138,800
Tesoro Corp.	24,637	1,175,185
Valero Energy Corp.	66,236	4,638,507

		45,555,927

Paper & Forest Products — 0.1%
Potlatch Corp.(a)	3,861	171,583

Pharmaceuticals — 4.1%
Biovail Corp. (Canada)	25,207	339,286
Bristol-Meyers Squibb Co.	72,441	1,921,136
Gilead Sciences, Inc.*	5,218	240,080
Lilly, (Eli) & Co.	25,564	1,364,862
Merck & Co., Inc.	19,819	1,151,682
Pfizer, Inc.	331,648	7,538,359

		12,555,405

Printing & Publishing — 0.4%
Donnelley, (R.R.) & Sons Co.	33,738	1,273,272

Railroads — 1.2%
Burlington Northern Santa Fe Corp.	12,980	1,080,325
CSX Corp.	15,425	678,392
Norfolk Southern Corp.	15,491	781,366
Union Pacific Corp.	9,712	1,220,021

		3,760,104

Real Estate Investment Trust — 0.5%
Hospitality Properties Trust Real Estate	926	29,835
Host Hotels & Resorts, Inc.(a)	36,719	625,692
iStar Financial, Inc.(a)	22,697	591,257
ProLogis(a)	4,224	267,717

		1,514,501

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)

		Value
	Shares	(Note 2)

Restaurants — 1.6%
McDonald’s Corp.	81,998	$4,830,502

Retail & Merchandising — 0.9%
Barnes & Noble, Inc.	10,852	373,851
Big Lots, Inc.*	18,175	290,618
Gap, Inc.	10,164	216,290
RadioShack Corp.(a)	107,236	1,807,999

		2,688,758

Semiconductors — 2.1%
Applied Materials, Inc.	90,821	1,612,981
Intel Corp.	133,864	3,568,814
NVIDIA Corp.*(a)	24,094	819,678
OmniVision Technologies, Inc.*(a)	23,323	365,005

		6,366,478

Software — 0.1%
Adobe Systems, Inc.*	2,213	94,561
Oracle Corp.*	4,598	103,823

		198,384

Specialty Chemicals — 0.1%
CF Industries Holdings, Inc.(a)	4,041	444,752

Telecommunications — 3.8%
AT&T, Inc.	116,217	4,829,979
Embarq Corp.	3,393	168,055
Verizon Communications, Inc.	151,642	6,625,239

		11,623,273

Transportation — 1.3%
FedEx Corp.	10,045	895,712
Overseas Shipholding Group, Inc.	6,074	452,088
United Parcel Service, Inc. (Class B Stock)	37,140	2,626,541

		3,974,341

Utilities — 2.5%
Edison International	48,295	2,577,504
Exelon Corp.	19,594	1,599,654
FPL Group, Inc.(a)	31,311	2,122,260
Progress Energy, Inc.	11,037	534,522
Reliant Energy, Inc.*(a)	35,900	942,016

		7,775,956

TOTAL LONG-TERM INVESTMENTS
(cost $274,995,691)		301,880,401

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

SHORT-TERM INVESTMENTS — 14.9%
U.S. GOVERNMENT AGENCY OBLIGATION — 1.2%
Federal Home Loan Banks(n)
(cost $3,799,895)
1.00%	01/02/08	$3,800	3,799,895

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 13.7%
Dryden Core Investment Fund – Taxable Money Market Series (cost $41,987,699; includes $41,905,038 of cash collateral for securities on loan)(b)(w) (Note 4)	41,987,699	41,987,699

TOTAL SHORT-TERM INVESTMENTS
(cost $45,787,594)		45,787,594

TOTAL INVESTMENTS — 113.2%
(cost $320,783,285; Note 6)		347,667,995
Liabilities in excess of other assets(x) — (13.2)%		(40,436,421)

NET ASSETS — 100.0%		$307,231,574

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $40,309,368; cash collateral of $41,905,038 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

Futures contracts open at December 31, 2007:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2007	Depreciation

Long Positions:
	S&P 500
42	Mini	Mar 08	$3,147,965	$3,102,120	$(45,845)(1)

(1)	Cash of $207,200 has been segregated with the custodian to cover requirements for open futures contracts at December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Oil & Gas	14.8%
Affiliated Money Market Mutual Fund (13.6% represents investments purchased with collateral from securities on loan)	13.7
Financial Services	10.1
Computer Hardware	6.4
Consumer Products & Services	6.4
Insurance	4.9
Computer Services & Software	4.5
Aerospace	4.4
Pharmaceuticals	4.1
Medical Supplies & Equipment	3.9
Telecommunications	3.8
Financial – Bank & Trust	2.8
Electronic Components & Equipment	2.8
Utilities	2.5
Healthcare Services	2.3
Semiconductors	2.1
Metals & Mining	1.9
Restaurants	1.6
Chemicals	1.6
Entertainment & Leisure	1.5
Beverages	1.5
Internet Services	1.3
Business Services	1.3
Transportation	1.3
U.S.Government Agency Obligations	1.2
Railroads	1.2
Office Equipment	1.2
Broadcasting	1.1
Machinery & Equipment	1.1
Automotive Parts	1.1
Food	1.0
Retail & Merchandising	0.9
Real Estate Investment Trust	0.5
Construction	0.5
Printing & Publishing	0.4
Automobile Manufacturers	0.2
Building Materials	0.2
Conglomerates	0.2
Diversified Operations	0.2
Specialty Chemicals	0.1
Clothing & Apparel	0.1
Airlines	0.1
Capital Markets	0.1
Software	0.1
Containers & Packaging	0.1
Paper & Forest Products	0.1

113.2
Liabilities in excess of other assets	(13.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $40,309,368:
Unaffiliated investments (cost $278,795,586)	$305,680,296
Affiliated investments (cost $41,987,699)	41,987,699
Cash	12,609
Deposit with broker	207,200
Receivable for investments sold	2,325,512
Dividends and interest receivable	386,817
Receivable for fund share sold	141,473
Prepaid expenses	4,486

Total Assets	350,746,092

LIABILITIES:
Payable to broker for collateral for securities on loan	41,905,038
Payable for investments purchased	1,423,443
Advisory fees payable	113,146
Accrued expenses and other liabilities	52,135
Due to broker-variation margin	17,430
Shareholder servicing fees payable	2,373
Payable for fund share repurchased	953

Total Liabilities	43,514,518

NET ASSETS	$307,231,574

Net assets were comprised of:
Paid-in capital	$309,015,137
Retained earnings	(1,783,563)

Net assets, December 31, 2007	$307,231,574

Net asset value and redemption price per share, $307,231,574/19,963,359 outstanding shares of beneficial interest	$15.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $246,911 foreign withholding tax)	$7,415,174
Affiliated income from securities lending, net	250,317
Unaffiliated interest	187,790
Affiliated dividend income	6,569

7,859,850

EXPENSES
Advisory fees	2,738,246
Shareholder servicing fees and expenses	255,570
Custodian and accounting fees	80,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	14,000
Legal fees and expenses	8,000
Insurance expenses	8,000
Loan interest expense (Note 7)	3,110
Shareholders’ reports	1,000
Miscellaneous	4,633

Total expenses	3,148,559

NET INVESTMENT INCOME	4,711,291

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	23,582,910
Futures transactions	(121,727)

23,461,183

Net change in unrealized appreciation (depreciation) on:
Investments	(27,709,143)
Futures	(48,558)

(27,757,701)

NET LOSS ON INVESTMENTS	(4,296,518)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$414,773

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,711,291	$5,980,661
Net realized gain on investment transactions	23,461,183	18,738,301
Net change in unrealized appreciation (depreciation) on investments	(27,757,701)	32,672,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	414,773	57,391,614

DISTRIBUTIONS	(5,980,661)	(6,705,668)

FUND SHARE TRANSACTIONS:
Fund share sold [1,790,432 and 1,868,611 shares, respectively]	29,949,208	27,174,335
Fund share issued in reinvestment of distributions [388,355 and 479,662 shares, respectively]	5,980,661	6,705,668
Fund share repurchased [6,718,401 and 6,596,784 shares, respectively]	(108,091,803)	(92,891,449)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(72,161,934)	(59,011,446)

TOTAL DECREASE IN NET ASSETS	(77,727,822)	(8,325,500)
NET ASSETS:
Beginning of year	384,959,396	393,284,896

End of year	$307,231,574	$384,959,396

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 91.5%
COMMON STOCKS — 60.6%		Value
	Shares	(Note 2)

Advertising
Omnicom Group, Inc.	752	$35,743

Aerospace — 1.2%
Alliant Techsystems, Inc.*(a)	1,500	170,640
BE Aerospace, Inc.*(a)	15,800	835,820
Boeing Co.	3,346	292,641
Elbit Systems Ltd. (Israel)	900	53,897
Finmeccanica SpA (Italy)	4,760	152,898
Lockheed Martin Corp.	4,255	447,881
Northrop Grumman Corp.	2,640	207,610
United Technologies Corp.	4,900	375,046

		2,536,433

Aerospace/Defense — 0.2%
Goodrich Corp.	1,200	84,732
Raytheon Co.	6,700	406,690

		491,422

Agriculture — 0.3%
Japan Tobacco, Inc. (Japan)	40	236,510
Syngenta AG (Switzerland)	1,050	267,566
UST, Inc.	3,300	180,840

		684,916

Airlines — 0.2%
EasyJet PLC (United Kingdom)*	5,930	72,419
Grupo Aeroportuario Del Pacifico SA de CV, ADR (Mexico)	1,700	75,871
Southwest Airlines Co.	16,683	203,533

		351,823

Automobile Manufacturers — 0.4%
Fiat SpA (Italy)	2,840	73,495
Ford Motor Co.*(a)	10,900	73,357
Honda Motor Co. Ltd. (Japan)	1,300	42,945
Isuzu Motors Ltd. (Japan)	7,000	31,426
PT Astra International Tbk (Indonesia)	44,000	126,150
Renault SA (France)	424	60,138
Toyota Motor Corp. (Japan)	8,200	436,721

		844,232

Automotive Parts — 0.5%
Autoliv, Inc.(a)	1,501	79,118
Autozone, Inc.*	3,615	433,475
BorgWarner, Inc.	7,400	358,234
Genuine Parts Co.	1,430	66,209
Magna International, Inc. (Class A Stock)	3,103	249,574

		1,186,610

Automotive Parts & Equipment — 0.1%
Continental AG (Germany)	900	117,097

Banks — 0.1%
Societe Generale (France)	2,010	290,728

Beverages — 1.6%
Anheuser-Busch Cos., Inc.	11,097	580,817
Cia Cervecerias Unidas SA (Chile)	6,200	43,392
Coca-Cola Co.	13,910	853,657
Coca-Cola Enterprises, Inc.(a)	10,900	283,727
Heineken NV (Netherlands)	3,030	195,896
Pepsi Bottling Group, Inc.	16,090	634,911
PepsiAmericas, Inc.	4,200	139,944
PepsiCo, Inc.	7,997	606,972

		3,339,316

Biotechnology — 0.5%
Amgen, Inc.*	4,377	203,268
Charles River Laboratories International, Inc.*	1,400	92,120
Illumina, Inc.*(a)	1,500	88,890
Invitrogen Corp.*(a)	4,508	421,092
Millennium Pharmaceuticals, Inc.*	5,400	80,892
Myriad Genetics, Inc.*(a)	1,400	64,988
Sunpower Corp. (Class A Stock)*(a)	1,400	182,546

		1,133,796

Broadcasting — 0.4%
British Sky Broadcasting Group PLC (United Kingdom)	2,219	27,342
Viacom, Inc. (Class B Stock)*	16,850	740,052

		767,394

Broadcasting & Cable/Satellite TV — 0.2%
EchoStar Communications Corp. (Class A Stock) (Ghana)*	9,381	353,851

Building & Construction — 0.3%
AMEC PLC (United Kingdom)	7,120	118,841
Foster Wheeler Ltd.*	2,800	434,056
Thor Industries, Inc.	581	22,084

		574,981

Building Materials — 0.3%
China National Building Material Co. Ltd. (Hong Kong)	36,000	136,382
Holcim Ltd. (Switzerland)	2,030	217,497
Lennox International, Inc.	1,900	78,698
Lowe’s Cos., Inc.	5,429	122,804
Masco Corp.	4,222	91,237

		646,618

Building Products — 0.1%
Daikin Industries Ltd. (Japan)	5,100	284,458

Business Services — 0.3%
Accenture Ltd. (Class A Stock)	11,187	403,067
Capita Group PLC (United Kingdom)	6,035	83,855
Fiserv, Inc.*	1,630	90,449
FTI Consulting, Inc.*	2,200	135,608

		712,979

Cable Television
Rogers Communications, Inc. (Class B Stock) (Canada)	1,200	54,300

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Chemicals — 1.1%
BASF AG (Germany)	1,470	$217,952
Celanese Corp. (Class A Stock)	2,992	126,621
CF Industries Holdings, Inc.(a)	483	53,159
DuPont (E.I.) de Nemours & Co.	6,921	305,147
Freeworld Coatings Ltd. (South Africa)*	3,400	5,248
Israel Chemicals Ltd. (Israel)	4,600	58,573
K+S AG (Germany)	849	202,019
Minerals Technologies, Inc.(a)	1,206	80,742
Mosaic Co. (The)*	5,100	481,134
PPG Industries, Inc.	3,090	217,011
Sumitomo Chemical Co. Ltd. (Japan)	12,000	106,267
Terra Industries, Inc.*(a)	2,900	138,504
Umicore (Belgium)	459	114,084
Uralkali (Russia)*	4,000	156,000
Yara International ASA (Norway)	2,290	106,068

		2,368,529

Clothing & Apparel — 0.2%
Burberry Group PLC (United Kingdom)	17,629	199,851
Guess, Inc.	3,100	117,459
Lojas Renner SA (Brazil)	3,200	64,719
VF Corp.	1,520	104,363

		486,392

Coal — 0.2%
Bumi Resources Tbk (Indonesia)	368,500	230,879
China Shenhua Energy Co. Ltd. (Class H Stock) (China)	7,000	41,236
Exxaro Resources Ltd. (South Africa)	5,800	87,793

		359,908

Commercial Banks — 0.8%
CrediCorp. Ltd. (Bermuda)	1,000	76,300
HSBC Holdings PLC (United Kingdom)	6,000	100,885
ICICI Bank Ltd., ADR (India)	2,400	147,600
Julius Baer Holding AG (Switzerland)	4,550	376,169
Marshall & Ilsley Corp.(a)	7,895	209,060
Oversea-Chinese Banking Corp. (Singapore)	28,000	159,586
Sberbank (Russia)	20,500	86,510
SunTrust Banks, Inc.	4,506	281,580
Unibanco – Uniao De Bancos Brasileiros SA (Brazil)	5,600	77,802
Westpac Banking Corp. (Australia)	3,660	89,000
Zions BanCorp.(a)	935	43,655

		1,648,147

Commercial Services — 0.4%
Apollo Group, Inc. (Class A Stock)*(a)	2,300	161,345
Cintra Concesiones De Infraestructuras De Transporte SA (Spain)	6,488	97,981
Corinthian Colleges, Inc.*	7,400	113,960
Deluxe Corp.(a)	2,800	92,092
Western Union Co. (The)	15,000	364,200

		829,578

Computer Hardware — 1.8%
Apple, Inc.*	7,678	1,520,858
Dell, Inc.*	8,600	210,786
Hewlett-Packard Co.	19,720	995,466
International Business Machines Corp.	10,162	1,098,512
Wistron Corp. (Taiwan)	71,013	130,429

		3,956,051

Computer Services & Software — 0.6%
Dimension Data Holdings PLC (United Kingdom)	56,400	70,476
DST Systems, Inc.*(a)	3,100	255,905
GameStop Corp. (Class A Stock)*(a)	13,465	836,311
Totvs SA (Brazil)	1,800	59,663

		1,222,355

Computer Software — 0.3%
Activision, Inc.*	7,600	225,720
Electronic Arts, Inc.*(a)	4,000	233,640
VMware, Inc.*(a)	1,767	150,177

		609,537

Computers — 0.1%
Seagate Technology (Cayman Islands)	8,100	206,550
Synaptics, Inc.*	2,100	86,436

		292,986

Conglomerates — 0.2%
Altria Group, Inc.	4,912	371,249
Tyco International Ltd	2,410	95,557

		466,806

Construction — 0.8%
Aker Kvaerner ASA (Norway)	4,900	130,400
Asia Cement Corp. (Taiwan)	49,920	72,332
Chicago Bridge & Iron Co. NV (Netherlands)	3,988	241,035
Daelim Industrial Co. (South Korea)*	500	94,542
Enka Insaat Ve Sanayi As (Turkey)	7,600	132,907
Fluor Corp.	1,143	166,558
Hochtief AG (Germany)	960	129,128
Kingspan Group PLC (Ireland)	4,580	69,306
McDermott International, Inc.*	2,100	123,963
Murray & Roberts Holdings Ltd. (South Africa)	6,400	95,517
Orascom Construction Industries (Egypt)	1,000	103,730
Posco (Korea)	200	120,836
Pretoria Portland Cement Co. Ltd. (South Africa)	11,967	76,551

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Construction (cont’d.)
Shaw Group, Inc.*	1,500	$90,660
Urbi Desarrollos Urbanos SA de CV (Mexico)*	12,200	42,141

		1,689,606

Construction and Engineering — 0.2%
Boart Longyear Group (Australia)*	26,573	54,265
Linde AG (Germany)	920	121,663
Vinci Sa (France)	2,270	168,100

		344,028

Consumer Durables
Whirlpool Corp.(a)	410	33,468

Consumer Products & Services — 1.6%
Energizer Holdings, Inc.*(a)	330	37,003
Johnson & Johnson	27,730	1,849,591
Kimberly-Clark Corp.	4,693	325,413
L’Oreal SA (France)	1,050	150,414
Lauder, (Estee) Cos., Inc. (Class A Stock)	1,495	65,197
Procter & Gamble Co.	10,577	776,563
Reckitt Benckiser Group PLC (United Kingdom)	4,110	238,406

		3,442,587

Consumer Staples – Home Products
Colgate-Palmolive Co.	1,027	80,065

Containers & Packaging — 0.5%
Bemis Co., Inc.(a)	12,293	336,582
Owens-Illinois, Inc.*	13,200	653,400

		989,982

Distribution/Wholesale — 0.1%
Marubeni Corp. (Japan)	24,000	168,168

Diversified Financial Services — 0.4%
Babcock & Brown Ltd. (Australia)	1,370	32,226
Barloworld Ltd. (South Africa)	3,400	53,579
BlackRock, Inc.	400	86,720
Bolsa de Mercadorias e Futuros (Brazil)	1,600	22,472
Discover Financial Services LLC	7,390	111,441
Janus Capital Group, Inc.	3,800	124,830
Man Group PLC (United Kingdom)	15,986	181,069
Mirae Asset Securities Co. Ltd. (South Korea)	200	36,140
Shinhan Financial Group Co. Ltd. (South Korea)	1,700	96,432
Waddell & Reed Financial, Inc. (Class A Stock)	5,600	202,104

		947,013

Diversified Operations — 1.3%
Anglo American PLC (United Kingdom)	2,450	150,235
Anglo American PLC (South Africa)	1,265	76,818
GEA Group AG (Germany)*	4,338	150,949
General Electric Co.	56,726	2,102,833
GS Holdings Corp. (Korea)*	1,500	92,045
Keppel Corp. Ltd. (Singapore)	20,000	178,213

		2,751,093

Education — 0.1%
MegaStudy Co. Ltd. (Korea)*	400	113,741
Strayer Education, Inc.	1,000	170,580

		284,321

Electric
NRG Energy, Inc.*(a)	2,430	105,316

Electronic Components & Equipment — 1.6%
AAC Acoustic Technology (Hong Kong)*	62,000	82,557
Au Optronics Corp. (Taiwan)	96,000	185,137
Avnet, Inc.*	1,519	53,120
Emerson Electric Co.	10,541	597,253
Fanuc Ltd. (Japan)	700	67,864
GrafTech International Ltd.*(a)	4,500	79,875
HON HAI Precision Industry Co. Ltd. (Taiwan)	53,400	329,130
Hubbell, Inc. (Class B Stock)	1,492	76,987
IdaCorp., Inc.(a)	1,378	48,533
LG.Philips LCD Co. Ltd. (South Korea)*	900	47,594
Mitsubishi Electric Corp. (Japan)	7,000	72,500
Molex, Inc.	5,331	145,536
Nintendo Co. Ltd. (Japan)	8,000	592,400
Nintendo Co. Ltd., ADR (Japan)	600	352,291
Parker Hannifin Corp.	2,484	187,070
Samsung Heavy Industries Co. Ltd. (South Korea)	300	176,549
Schneider Electric SA (France)	450	60,976
Sharp Corp. (Japan)	2,000	35,676
Sony Corp. (Japan)	1,800	98,069
Tyco Electronics Ltd. (Bermuda)	3,283	121,898

		3,411,015

Electronics — 0.1%
Ibiden Co. Ltd. (Japan)	2,100	145,213

Entertainment & Leisure — 0.8%
Bally Technologies, Inc.*(a)	4,700	233,684
International Speedway Corp. (Class A Stock)	3,711	152,819
Las Vegas Sands Corp.*	1,500	154,575
RC2 Corp.*	2,363	66,329
Regal Entertainment Group (Class A Stock)(a)	2,300	41,561
Speedway Motorsports, Inc.	4,862	151,111
Time Warner, Inc.	16,000	264,160
Walt Disney Co. (The)	17,156	553,796
WMS Industries, Inc.*(a)	2,450	89,768

		1,707,803

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Environmental Services — 0.2%
Republic Services, Inc.	1,437	$45,050
Veolia Environnement (France)	1,090	99,523
Waste Management, Inc.	8,442	275,800

		420,373

Equipment Services — 0.1%
Newell Rubbermaid, Inc.	8,790	227,485

Exchange Traded Funds — 0.4%
ishares MSCI Emerging Markets Index Fund	3,300	495,990
ishares Russell 1000 Growth Index Fund	3,400	207,094
Standard & Poor’s 500 Depositary Receipt	1,616	236,275

		939,359

Farming & Agriculture — 0.4%
Monsanto Co.	7,000	781,830

Financial – Bank & Trust — 2.3%
Anglo Irish Bank Corp. (Ireland)	2,590	41,427
Banco Bilbao Vizcaya Argentaria SA (Spain)	8,220	201,423
Bank of America Corp.	33,319	1,374,742
Bank of New York Mellon Corp. (The)	2,110	102,884
BB&T Corp.	1,409	43,214
China Merchants Bank Co. Ltd. (China)	60,000	241,395
Erste Bank der Oesterreichischen Sparkassen AG (Austria)	1,440	102,110
KBC Groep NV (Belgium)	1,780	250,356
Komercni Banka AS (Czech Republic)	400	96,139
National Bank of Greece SA (Greece)	4,860	333,820
National City Corp.(a)	3,730	61,396
Northern Trust Corp.(a)	5,381	412,077
South Financial Group, Inc. (The)	8,927	139,529
State Street Corp.	3,023	245,468
U.S. BanCorp.	11,021	349,806
Wachovia Corp.	6,890	262,027
Wells Fargo & Co.	24,044	725,888

		4,983,701

Financial – Brokerage — 0.2%
Alliance Global Group, Inc. (Philippines)*	1,011,000	135,118
Invesco Ltd	10,700	335,766

		470,884

Financial Services — 3.7%
American Express Co.	8,874	461,625
Bank Mandiri Persero Tbk (Indonesia)	211,000	77,333
Bear Stearns Cos., Inc.(a)	956	84,367
Block, (H&R), Inc.	5,560	103,249
BRE Bank SA (Poland)*	400	82,136
Bumiputra-Commerce Holdings Bhd (Malaysia)	75,500	248,576
China Construction Bank Corp. (China)	99,000	82,906
Citigroup, Inc.	33,415	983,738
CME Group, Inc.	300	205,800
Countrywide Financial Corp.(a)	1,800	16,092
Deutsche Boerse AG (Germany)	2,090	414,810
Freddie Mac	14,055	478,854
GFI Group, Inc.*(a)	1,800	172,296
Goldman Sachs Group, Inc.	1,698	365,155
Grupo Financiero Banorte SA de CV (Mexico)	19,200	79,338
Hang Seng Bank Ltd. (Hong Kong)	4,200	85,973
Intercontinental Exchange, Inc.*(a)	1,200	231,000
JPMorgan Chase & Co.	31,186	1,361,269
Merrill Lynch & Co., Inc.	5,852	314,135
Morgan Stanley	14,658	778,486
Nasdaq Stock Market, Inc. (The)*	1,800	89,082
Phonak Holding AG-Reg. (Switzerland)	670	75,690
PNC Financial Services Group, Inc.	2,060	135,239
Redecard SA (Brazil)	12,400	200,629
Royal Bank of Canada (Canada)	4,000	204,160
Schwab, (Charles) Corp.	6,700	171,185
Turkiye Garanti Bankasi AS (Turkey)	34,900	312,604
UBS AG (Switzerland)	2,220	102,750
Washington Mutual, Inc.(a)	7,698	104,770

		8,023,247

Food — 1.6%
Campbell Soup Co.	2,850	101,830
Centros Comerciales Sudamericanos SA (Chile)	19,500	78,478
China Yurun Food Group Ltd. (China)	76,000	125,162
Compass Group PLC (United Kingdom)	12,520	76,885
ConAgra Foods, Inc.	9,210	219,106
General Mills, Inc.	5,930	338,010
Groupe Danone (France)	1,630	146,325
H.J. Heinz Co.	3,407	159,039
Hershey Co. (The)	3,151	124,149
Kraft Foods, Inc. (Class A Stock)	12,312	401,741
Kroger Co. (The)	20,847	556,823
Nestle SA (Switzerland)	640	293,954
Tesco PLC (United Kingdom)	36,210	344,001
Unilever NV	6,930	252,668
Wrigley, (Wm., Jr.) Co.	5,300	310,315

		3,528,486

Furniture
Tempur-Pedic International, Inc.(a)	2,300	59,731

Healthcare Products — 0.1%
C.R. Bard, Inc.	700	66,360
Inverness Medical Innovations, Inc.*(a)	1,600	89,888
Terumo Corp. (Japan)	2,200	114,692
Zimmer Holdings, Inc.*	696	46,041

		316,981

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Healthcare Services — 0.4%
AMERIGROUP Corp.*	100	$3,645
Humana, Inc.*(a)	5,026	378,508
Idexx Laboratories, Inc.*	800	46,904
LifePoint Hospitals, Inc.*(a)	2,690	80,001
UnitedHealth Group, Inc.	1,100	64,020
Universal Health Services, Inc. (Class B Stock)	2,189	112,077
VCA Antech, Inc.*	1,700	75,191
WellCare Health Plans, Inc.*	2,111	89,527

		849,873

Hotels & Motels
Choice Hotels International, Inc.	796	26,427

Household Products — 0.1%
Avery Dennison Corp.	3,696	196,405
Tupperware Brands Corp.(a)	2,400	79,272

		275,677

Industrial Conglomerates — 0.1%
Siemens AG (Germany)	1,150	183,033

Industrial Products — 0.8%
Cooper Industries Ltd. (Class A Stock)	4,500	237,960
Dover Corp.	3,140	144,723
Henkel KGaA (Germany)	1,070	60,120
Hyundai Heavy Industries Co. Ltd. (Korea)*	300	139,830
Ingersoll-Rand Co. Ltd. (Class A Stock)	3,690	171,474
Makita Corp. (Japan)	1,400	58,530
Mettler-Toledo International, Inc.*	445	50,641
Precision Castparts Corp.	4,500	624,150
Roper Industries, Inc.	2,400	150,096

		1,637,524

Insurance — 2.0%
ACE Ltd.	3,048	188,305
Admiral Group PLC (United Kingdom)	4,160	91,090
AFLAC, Inc.	2,100	131,523
Allianz SE (Germany)	720	155,744
Allstate Corp.	7,030	367,177
American International Group, Inc.	12,982	756,851
AON Corp.	1,800	85,842
Arch Capital Group Ltd.*	4,711	331,419
Aspen Insurance Holdings Ltd. (Bermuda)(a)	1,524	43,952
AXA SA (France)	4,380	175,400
Axis Capital Holdings Ltd.	7,185	279,999
Chubb Corp.	4,210	229,782
Endurance Specialty Holdings Ltd. (Bermuda)	2,585	107,872
Genworth Financial, Inc.	2,731	69,504
Hartford Financial Service Group, Inc.	3,275	285,547
LIG Non-Life Insurance Co. Ltd. (Korea)	2,800	70,157
Loews Corp.	3,090	155,551
Marsh & McLennan Cos., Inc.	8,389	222,057
MGIC Investment Corp.(a)	3,000	67,290
QBE Insurance Group Ltd. (Australia)	8,980	260,714
Sony Financial Holdings Inc. (Japan)*	37	141,422
Travelers Cos., Inc.	1,800	96,840

		4,314,038

Insurance – Life Insurance — 0.1%
Torchmark Corp.	2,080	125,902

Internet — 0.3%
Amazon.com, Inc.*(a)	7,021	650,425
NetFlix, Inc.*(a)	1,200	31,944

		682,369

Internet Services — 1.1%
Alibaba.com Ltd. (China)*	19,735	69,981
Baidu.com, ADR (China)*	100	39,039
eBay, Inc.*	6,100	202,459
Equinix, Inc.*(a)	900	90,963
Google, Inc. (Class A Stock)*	1,398	966,689
Juniper Networks, Inc.*(a)	7,500	249,000
MasterCard, Inc. (Class A Stock)	1,557	335,067
Mercadolibre, Inc. (Argentina)*	300	22,164
NHN Corp. (South Korea)*	500	119,228
Priceline.com, Inc.*(a)	1,800	206,748

		2,301,338

Iron & Steel
Kobe Steel Ltd. (Japan)	13,000	41,910

Leisure
Modetour Network, Inc. (Korea)*	1,100	61,468

Leisure Time — 0.1%
Tui Travel PLC (United Kingdom)*	18,390	107,534

Lodging
Accor SA (France)	660	52,783
Sun International Ltd. (South Africa)	2,400	51,270

		104,053

Machinery & Equipment — 1.2%
AGCO Corp.*(a)	7,944	540,033
Alstom (France)	920	197,728
Caterpillar, Inc.	4,075	295,682
CNH Global NV	797	52,459
Deere & Co.	5,724	533,019
Doosan Infracore Co. Ltd. (South Korea)*	1,600	50,362
Eaton Corp.	3,900	378,105
Flowserve Corp.	3,700	355,940
Manitowoc Co., Inc.(a)	1,900	92,777
Sumitomo Heavy Industries Ltd. (Japan)	5,000	45,588

		2,541,693

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Media — 0.3%
DIRECTV Group, Inc. (The)*	10,481	$242,321
Focus Media Holding Ltd., ADR (China)*(a)	2,700	153,387
Liberty Global, Inc. (Class A Stock)*(a)	5,200	203,788
NET Servicos de Comunicacao SA (Brazil)*	6,600	80,460

		679,956

Medical Products — 0.5%
Medtronic, Inc.	2,030	102,048
Thermo Fisher Scientific, Inc.*	15,900	917,112

		1,019,160

Medical Supplies & Equipment — 1.3%
Alcon, Inc. (Switzerland)	900	128,736
Baxter International, Inc.	14,717	854,322
Beckman Coulter, Inc.	2,435	177,268
Becton, Dickinson & Co.	10,109	844,910
Boston Scientific Corp.*	3,014	35,053
Covidien Ltd. (Bermuda)	1,233	54,610
Dentsply International, Inc.	4,100	184,582
Fresenius Medical Care AG (Germany)	3,760	201,696
Intuitive Surgical, Inc.*	300	97,350
McKesson Corp.	124	8,123
Quest Diagnostics, Inc.	1,220	64,538
Symmetry Medical, Inc.*(a)	4,111	71,655

		2,722,843

Metal Fabricate/Hardware — 0.1%
Catcher Technology Co. Ltd. (Taiwan)	17,000	97,973
TMK OAO, GDR (Russia)	2,700	121,500

		219,473

Metals & Mining — 0.9%
BHP Billiton Ltd. (Australia)	5,770	201,708
China Steel Corp. (Taiwan)	54,920	73,058
Cia Vale Do Rio Doce, ADR (Brazil)	6,500	212,355
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	4,527	463,746
Impala Platinum Holdings Ltd. (South Africa)	2,300	79,843
Kumba Iron Ore Ltd. (South Africa)	3,200	133,444
Lupatech SA (Brazil)	2,900	97,753
Norilsk Nickel, ADR (Russia)	300	81,405
Nucor Corp.	2,070	122,585
Rio Tinto Ltd. (Australia)	1,730	201,257
Sumitomo Metal Industries Ltd. (Japan)	13,000	59,448
Valmont Industries, Inc.	1,800	160,416

		1,887,018

Mining — 0.2%
International Nickel Indonesia Tbk Pt (Indonesia)	6,500	65,671
Oxiana Ltd. (Australia)	15,410	46,424
Southern Copper Corp.(a)	2,091	219,827

		331,922

Miscellaneous Manufacturing — 0.2%
3M Co.	943	79,514
Honeywell International, Inc.	5,000	307,850

		387,364

Networking/Telecommunications Equipment — 0.1%
Research In Motion Ltd.*	2,080	235,872

Office Equipment — 0.3%
Canon, Inc. (Japan)	4,100	187,643
Pitney Bowes, Inc.	2,635	100,235
Xerox Corp.	21,640	350,352

		638,230

Oil & Gas — 5.5%
ABB Ltd. (Switzerland)	9,250	266,515
Apache Corp.	4,095	440,376
BP PLC, ADR (United Kingdom)(a)	4,580	335,119
ChevronTexaco Corp.	13,291	1,240,449
China Petroleum & Chemical Corp. (China)	80,000	118,596
CNOOC Ltd. (Hong Kong)	76,000	127,632
ConocoPhillips	14,505	1,280,792
Core Laboratories NV (Netherlands)*(a)	1,000	124,720
Devon Energy Corp.	4,000	355,640
EnCana Corp. (Canada)	7,835	532,467
Exxon Mobil Corp.	35,441	3,320,467
Gazprom OAO, ADR (Russia)	2,000	112,600
Halliburton Co.	3,084	116,914
KazMunaiGas Exploration Production, GDR (Kazakhstan)	2,700	83,700
LUKOIL (Russia)	1,000	84,500
National-Oilwell Varco, Inc.*	10,580	777,207
Occidental Petroleum Corp.	1,991	153,287
Oil & Gas Development Co. Ltd., ADR (Pakistan)	3,000	61,350
Petro-Canada (Canada)	600	32,172
Royal Dutch Shell PLC, ADR (United Kingdom)	7,200	606,240
Saipem SpA (Italy)	8,370	335,671
Sapuracrest Petroleum Bhd (Malaysia)	105,100	49,544
Schlumberger Ltd. (Netherlands)	4,295	422,499
Statoil ASA (Norway)	2,160	67,228
Suncor Energy, Inc. (Canada)	1,110	121,364
Total SA (France)	3,670	304,935
Valero Energy Corp.	1,434	100,423
WGL Holdings, Inc.	2,092	68,534
XTO Energy, Inc.	5,375	276,060

		11,917,001

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Oil & Gas Services — 0.1%
Dawson Geophysical Co*	1,200	$85,752
Flotek Industries, Inc.*	2,500	90,100

		175,852

Oil Well Services & Equipment — 0.3%
Cameron International Corp.*	6,670	321,027
Dresser Rand Group, Inc.*	10,300	402,215

		723,242

Oil, Gas and Consumable Fuels — 0.4%
BG Group PLC (United Kingdom)	16,130	369,247
Eni SpA (Italy)	2,410	88,265
Petroleo Brasileiro SA, ADR (Brazil)	3,400	391,816

		849,328

Paper & Forest Products — 0.2%
Nine Dragons Paper Holdings Ltd. (Hong Kong)	41,000	102,476
Rock-Tenn Co. (Class A Stock)	2,249	57,147
Weyerhaeuser Co.	3,555	262,146

		421,769

Pharmaceuticals — 2.9%
Abbott Laboratories	4,720	265,028
Alexion Pharmaceuticals, Inc.*	1,700	127,551
Allergan, Inc.	5,000	321,200
BioMarin Pharmaceutical, Inc.*	7,400	261,960
Bristol-Meyers Squibb Co.	2,927	77,624
CSL Ltd. (Australia)	6,980	221,126
Eli Lilly & Co.	11,182	597,007
Express Scripts, Inc.*	9,546	696,858
Gilead Sciences, Inc.*	6,938	319,218
GlaxoSmithKline PLC (United Kingdom)	2,510	63,904
Medco Health Solutions, Inc.*	3,800	385,320
Merck & Co., Inc.	7,744	450,004
Novartis AG (Switzerland)	2,000	109,703
Novo Nordisk SA (Class B Stock) (Denmark)	8,050	528,769
Onyx Pharmaceuticals, Inc.*	4,600	255,852
Pfizer, Inc., GDR	34,477	783,662
Pharmstandard, GDR (Russia)*	3,000	82,500
Roche Holding AG (Switzerland)	1,200	207,322
Shire PLC (United Kingdom)	6,900	157,817
Watson Pharmaceuticals, Inc.*(a)	500	13,570
Wyeth	5,380	237,742

		6,163,737

Pipelines — 0.1%
China Gas Holdings Ltd. (Hong Kong)	232,000	99,723
Equitable Resources, Inc.	608	32,394

		132,117

Printing & Publishing — 0.2%
Donnelley, (R.R.) & Sons Co.	4,250	160,395
Gannett Co., Inc.(a)	4,990	194,610
Reed Elsevier PLC (United Kingdom)	7,230	97,794

		452,799

Railroads — 0.2%
Burlington Northern Santa Fe Corp.	727	60,508
CSX Corp.	1,169	51,413
East Japan Railway Co. Ltd. (Japan)	20	164,511
Norfolk Southern Corp.	962	48,523
Union Pacific Corp.	609	76,502

		401,457

Real Estate Investment Trust — 0.2%
Agile Property Holdings Ltd. (Hong Kong)	102,000	183,115
LPS Brasil Consultoria De Imoveis SA (Brazil)*	4,929	96,922
Robinsons Land Corp. (Philippines)	59,000	23,348
Sumitomo Realty & Development Co. Ltd. (Japan)	4,000	97,824

		401,209

Restaurants — 0.3%
McDonald’s Corp.	10,123	596,346

Retail — 0.2%
Costco Wholesale, Inc.	4,700	327,872
Urban Outfitters, Inc.*	7,600	207,176

		535,048

Retail & Merchandising — 1.9%
Aeropostale, Inc.*(a)	3,100	82,150
Barnes & Noble, Inc.	1,200	41,340
Best Buy Co., Inc.	2,840	149,526
Compagnie Financiere Richemont AG (Switzerland)	1,970	135,202
CROCS, Inc.*(a)	2,800	103,068
Dufry South America Ltd. (Bermuda)*	3,200	81,798
Esprit Holdings Ltd. (Hong Kong)	16,400	241,494
Gap, Inc.	4,260	90,653
Home Depot, Inc. (The)	4,752	128,019
Hyundai Department Store Co. Ltd. (Korea)*	500	63,013
Inditex (Spain)	3,077	189,037
J. Crew Group, Inc.*	1,700	81,957
Kohl’s Corp.*	2,290	104,882
La Polar SA (Chile)	13,600	89,310
Luxottica Group SpA (Italy)	3,580	113,790
Marisa SA (Brazil)*	3,600	15,876
Parkson Retail Group Ltd. (China)	12,000	143,204
PPR (France)	790	127,052
Radioshack Corp.(a)	9,300	156,798
Shinsegae Co. Ltd. (Korea)*	100	77,060
Shoppers Drug Mart Corp. (Canada)	1,843	99,456
Staples, Inc.	5,550	128,039
Target Corp.	1,591	79,550
TJX Cos., Inc.	20,000	574,600

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail & Merchandising (cont’d.)
Wal-Mart Stores, Inc.	12,579	$597,880
Walgreen Co.	2,880	109,671
X 5 Retail Group NV, GDR (Russia)*	2,200	80,300
Yamada Denki Co. Ltd. (Japan)	1,500	169,208
Yum! Brands, Inc.	2,200	84,194

		4,138,127

Semi-Conductor & Semi-Conductor Instruments — 0.7%
Intel Corp.	56,828	1,515,035

Semiconductors — 0.9%
Applied Materials, Inc.	5,786	102,759
ASMI Holding N.V. (Netherlands)*	1,460	46,235
First Solar, Inc.*(a)	1,100	293,854
Intersil Corp. (Class A Stock)	6,400	156,672
MEMC Electronic Materials, Inc.*	5,900	522,091
Microsemi Corp.*(a)	4,800	106,272
NVIDIA Corp.*(a)	15,150	515,403
Omnivision Technologies, Inc.*(a)	5,100	79,815
Realtek Semiconductor Corp. (Taiwan)	950	3,255
Silicon Laboratories, Inc.*	1,900	71,117
Texas Instruments, Inc.(a)	2,562	85,571

		1,983,044

Software — 1.4%
Adobe Systems, Inc.*	11,100	474,303
Metavante Technologies, Inc.*	1	23
Microsoft Corp.	47,030	1,674,268
MicroStrategy, Inc. (Class A Stock)*	800	76,080
Oracle Corp.*	25,254	570,235
SAP AG (Germany)	1,570	81,557
SEI Investments Co.	3,900	125,463

		3,001,929

Telecommunications — 3.7%
ADC Telecommunications, Inc.*	4,900	76,195
America Movil, Series L, ADR (Mexico)	7,870	483,139
American Tower Corp. (Class A Stock)*	2,100	89,460
AT&T, Inc.	44,275	1,840,069
Axtel SAB de CV (Mexico)*	42,300	105,805
CenturyTel, Inc.	200	8,292
China Mobile Ltd., ADR (Hong Kong)	2,600	225,862
Ciena Corp.*(a)	2,800	95,508
Cisco Systems, Inc.*	31,192	844,367
Foundry Networks, Inc.*(a)	8,600	150,672
Millicom International Cellular SA*	600	70,764
Mobile Telesystems, ADR (Russia)	1,500	152,685
Motorola, Inc.	6,565	105,303
MTN Group Ltd. (South Africa)	5,450	102,120
NII Holdings, Inc.*	7,559	365,251
Nokia Oyj (Finland)	6,660	258,232
NTT DoCoMo, Inc. (Japan)	60	98,779
Qualcomm, Inc.	8,000	314,800
Quanta Services, Inc.*	14,800	388,352
Rogers Communications, Inc. (Class B Stock) (Canada)	4,980	227,013
SBA Communications Corp.*(a)	12,000	406,080
SES SA, FDR (Luxembourg)	4,787	125,979
Sprint Corp.	10,240	134,451
Telefonica SA (Spain)	7,300	237,154
United States Cellular Corp.*	37	3,112
Verizon Communications, Inc.	16,601	725,298
Vodafone Group PLC (United Kingdom)	67,730	253,199

		7,887,941

Textiles — 0.1%
Kuraray Co. Ltd. (Japan)	9,500	114,611

Transportation — 0.4%
C.H. Robinson Worldwide, Inc.	410	22,189
FedEx Corp.	762	67,948
Heartland Express, Inc.(a)	4,856	68,858
Nippon Yusen Kabushiki Kaisha (Japan)	20,000	157,560
Polaris Industries, Inc.(a)	200	9,554
U-Ming Marine Transport Corp. (Taiwan)	43,000	117,461
United Parcel Service, Inc. (Class B Stock)	7,055	498,930

		942,500

Utilities — 1.8%
Allegheny Energy, Inc.	1,500	95,415
Ameren Corp.	380	20,600
CEZ AS (Czech Republic)	4,490	336,267
Consolidated Edison, Inc.(a)	910	44,453
Edison International	700	37,359
Entergy Corp.	3,739	446,885
Exelon Corp.	4,260	347,786
FPL Group, Inc.	1,246	84,454
International Power PLC (United Kingdom)	18,170	164,028
JA Solar Holdings Co. Ltd., ADR (China)*	2,100	146,601
OGK-5 (Russia)	43,903	7,692
PPL Corp.	4,850	252,636
Puget Energy, Inc.(a)	7,825	214,640
Q-Cells AG (Germany)*	1,500	214,044
Reliant Energy, Inc.*(a)	18,558	486,962
Scottish & Southern Energy PLC (United Kingdom)	8,190	267,044
Suez SA (France)	2,420	164,772
TGK-5 (Russia)	1,449,225	1,304
Vestas Wind Systems AS (Denmark)*	3,170	343,103
Wisconsin Energy Corp.	1,611	78,472
Xcel Energy, Inc.	1,915	43,222

		3,797,739

TOTAL COMMON STOCKS
(cost $122,390,701)		130,024,249

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS — 8.7%
U.S. Treasury Bonds
4.625%	02/15/17		$1,067	$1,115,515
4.75%	02/15/37		530	554,678
6.125%	11/15/27		615	744,775
6.25%	05/15/30		309	385,622
7.125%	02/15/23		1,050	1,354,993
8.125%	08/15/21		2,300	3,168,071
U.S. TREASURY Inflation Indexed Bonds
2.00%	04/15/12		625	666,953
U.S. TREASURY Inflationary Bonds, TIPS
2.00%	01/15/14		600	700,771
2.375%	01/15/27		1,375	1,506,496
U.S. TREASURY Notes
4.125%	08/31/12(a)		2,000	2,059,218
4.25%	08/15/14-11/15/17		3,900	3,984,508
4.75%	08/15/17(a)		2,200	2,323,578

TOTAL U.S. TREASURY OBLIGATIONS
(cost $18,121,451)				18,565,178

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.3%
Banc of America Alternative Loan Trust,
Series 2007-2, Class 2A4
5.75%	06/25/37	AAA(d)	519	509,803
Banc of America Commercial Mortgage, Inc.
Series 2006-6, Class A3
5.369%	10/10/45	Aaa	200	199,702
Series 2007-4, Class A3
5.812%(c)	08/10/14	AAA	480	491,209
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class XP (IO)
0.80%	11/10/39	AAA(d)	4,087	67,197
Series 2004-2, Class A3
4.05%	11/10/38	Aaa	350	345,308
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-T16, Class X2 (IO)
0.80%	08/13/46	AAA(d)	6,471	170,082
Series 2006-BBA, Class A1, 144A
5.138%(c)	03/15/19	Aaa	345	333,882
Series 2006-PW14, Class A4(d)
5.201%	12/01/38	AAA(d)	800	791,975
Commercial Mortgage Acceptance Corp.,
Series 1998-C2, Class X (IO)
1.10%	09/15/30	AAA(d)	4,160	93,987
Countrywide Home Loans,
Series 2007-16, Class A1
6.50%	08/30/37	AAA(d)	893	904,747
Credit Suisse Mortgage Capital Certificates,
Series 2007-TF2A, Class A1, 144A
5.208%(c)	04/15/22	Aaa	1,200	1,156,509
CS First Boston Mortgage Securities Corp.,
Series 2000-CKN2, Class A3
6.133%	04/15/37	Aaa	900	942,964
Series 2000-CI, Class B
7.794%	04/15/49	AAA(d)	1,000	1,069,406
Series 2001-CK3, Class A4
6.53%(c)	06/15/34	Aaa	200	210,235
Fannie Mae,
Series 2003-92, Class PD
4.50%	03/25/17	Aaa	1,144	1,136,634
Series 2005-63, Class HA
5.00%	04/25/23	Aaa	716	717,785
Freddie Mac
Series 2567, Class OD
5.00%	08/15/15	Aaa	260	260,298
Series 2926, Class EW
5.00%	01/15/25	Aaa	250	240,325
Series 2937, Class KA
4.50%	12/15/14	Aaa	346	345,689
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A2
4.305%	08/10/42	Aaa	140	138,263
Series 2006-Fl4A, Class A1, 144A
5.336%(c)	11/05/21	AAA(d)	112	108,252
JPMorgan Mortgage Trust,
Series 2005-A8, Class 6A2
5.132%(c)	11/25/35	Aaa	303	301,365
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A3
3.85%	05/15/27	Aaa	575	559,654
Series 2003-C5, Class A2
3.478%	07/15/27	AAA(d)	1,100	1,089,854
Series 2004-CI, Class A2
3.624%	01/15/29	Aaa	200	197,194
Series 2004-C4, Class A2
4.567%	06/15/29	Aaa	700	698,099
Series 2005-C3J, Class A3
4.647%	07/15/30	Aaa	1,000	983,025
Series 2006-C1A, Class A4
5.156%	02/15/31	AAA(d)	300	296,622
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 2006-LLFA, Class A1, 144A,
4.732%(c)	09/15/21	Aaa	67	66,981
Master Alternative Loans Trust,
Series 2003-8, Class 4A1
7.00%	12/25/33	AAA(d)	34	34,134
Morgan Stanley Capital I,
Series I 2004-HQ3, Class A2
4.05%	01/13/41	Aaa	700	692,991
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-11, Class A19
6.00%	08/25/37	Aaa	483	484,649

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $15,609,868)				15,638,820

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.0%
Federal Home Loan Mortgage Corp.
4.50%	01/01/19		$297	$291,780
5.00%	02/15/16-04/01/21		1,252	1,250,873
5.50%	12/01/33		369	368,456
5.992%(c)	11/01/36		466	471,458
6.50%	06/01/16-07/01/47		201	206,882
6.799%(c)	08/01/36		430	438,760
7.00%	06/01/14-08/01/29		142	147,688
Federal National Mortgage Assoc.
4.50%	05/01/19		644	633,966
5.00%	11/01/33-02/01/36		3,136	3,062,927
5.50%	12/01/16-01/01/34		3,286	3,285,055
5.972%(c)	06/01/37		300	304,774
6.00%	12/01/13		135	138,459
6.00%	TBA		4,677	4,748,122
6.424%(c)	09/01/36		229	234,745
6.50%	01/01/32-09/01/47		1,791	1,827,986
6.50%	TBA		1,154	1,186,095
6.457%(c)	09/01/36		264	271,035
7.00%	05/01/11-09/01/31		114	118,768
7.50%	03/01/27-09/01/30		70	73,340
Government National Mortgage Assoc.
6.00%	04/15/28-05/15/28		50	51,602
6.50%	03/15/28-04/15/28		36	36,554
7.00%	12/15/27-05/15/31		81	84,237
7.50%	05/15/30		26	27,066
8.00%	03/15/27		10	10,682
8.75%	04/15/27		4	4,442

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(cost $19,255,121)				19,275,752

CORPORATE OBLIGATIONS — 4.2%
Aerospace — 0.1%
Lockheed Martin Corp.,
Unsub. Notes
6.15%	09/01/36	Baa1	79	81,708
United Technologies Corp.,
Sr. Unsec’d. Notes
6.05%	06/01/36	A2	95	97,744

				179,452

Automobile Manufacturers — 0.1%
Daimler Finance NA LLC,
Gtd. Notes
5.875%	03/15/11	A3	60	60,882
Daimler NA Holding Corp.,
Gtd. Notes(a)
6.50%	11/15/13	A3	80	83,600

				144,482

Beverages — 0.1%
Diageo Capital PLC,
Gtd. Notes (United Kingdom)
5.75%	10/23/17	A3	90	90,511
Miller Brewing Co.,
Gtd. Notes, 144A(g)
4.25%	08/15/08	Baa1	$88	$87,617
Pepsico, Inc.,
Sr. Unsec’d. Notes
4.65%	02/15/13	Aa2	60	60,403

				238,531

Cable Television — 0.1%
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12	Baa2	100	100,201
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A(g)
5.50%	11/15/11	Baa2	95	96,647

				196,848

Consumer Products & Services — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
5.00%	02/01/13	Aaa	100	101,272

Electric – Integrated
Consolidated Edison Co. of New York,
Debs.
5.50%	09/15/16	A1	95	95,422

Energy
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.30%	06/30/15	Baa2	72	71,675

Financial – Bank & Trust — 0.2%
Bank of America NA,
Sub. Notes
5.30%	03/15/17	Aa1	88	85,569
6.00%	10/15/36	Aa1	75	71,732
PNC Bank NA,
Sub. Notes
4.875%	09/21/17	A1	90	82,450
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.625%	08/09/10	Aa1	108	108,084

				347,835

Financial – Consumer
Merrill Lynch & Co., Inc.,
Notes
4.25%	02/08/10	A1	69	67,641

Financial Services — 0.2%
Devon Financing Corp. LLC,
Gtd. Notes
7.875%	09/30/31	Baa1	54	65,311
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.625%	09/15/17	Aaa	80	82,078
6.125%	02/22/11	Aaa	70	73,174
SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
John Deere Capital Corp.,
Sr. Notes
4.50%	08/25/08	A2	$108	$107,691
Quebec Province,
Notes
5.00%	07/17/09	Aa2	120	121,856

				450,110

Food — 0.1%
Cadbury Schweppes US Finance LLC,
Gtd. Notes, 144A(g)
3.875%	10/01/08	Baa2	145	144,122
General Mills,
Sr. Unsub. Notes
5.65%	09/10/12	Baa1	110	111,795
Kellogg Co.,
Sr. Unsub. Notes
6.60%	04/01/11	A3	40	42,386

				298,303

Insurance — 0.1%
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.30%	10/09/37	A3	80	78,049
Pricoa Global Funding 1,
Sec’d. Notes, 144A
5.40%	10/18/12	Aa3	90	93,339

				171,388

Media
News America Holdings Co.,
Gtd. Notes
7.75%	01/20/24	Baa2	59	66,358
Time Warner, Inc.,
Gtd. Notes
7.625%	04/15/31	Baa2	16	17,706

				84,064

Media – Cable — 0.1%
Rogers Cable, Inc.,
Sec’d. Notes
6.25%	06/15/13	Baa3	160	164,185

Medical Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes
5.90%	09/01/16	A3	105	109,099

Medical Supplies & Equipment — 1.7%
CDX High Yield,
Pass-Through Certificates, 144A(a)
7.625%	06/29/12	B3	3,500	3,390,625
Laboratory Corp. of America,
Gtd. Notes
5.625%	12/15/15	Baa3	120	118,102
Wyeth,
Notes, 144A
5.95%	04/01/37	A3	80	80,212

				3,588,939

Office Equipment
Pitney Bowes, Inc.,
Notes
5.75%	09/15/17	A1	40	40,440

Oil & Gas — 0.2%
Centerpoint Energy, Inc.,
Sr. Unsec’d. Notes
6.25%	02/01/37	Baa3	40	38,386
Enterprise Products Operating LP,
Gtd. Notes
4.95%	06/01/10	Baa3	164	164,109
6.65%	10/15/34	Baa3	55	55,963
Premcor Refining Group, Inc.,
Gtd. Notes
6.125%	05/01/11	Baa3	128	133,668

				392,126

Pharmaceuticals — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.875%	05/15/16	A1	100	104,455

Retail & Merchandising — 0.1%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.75%	06/01/17	Baa2	80	80,515
Wal-Mart Stores Inc.,
Sr. Unsec’d. Notes
5.875%	04/05/27	Aa2	90	88,514

				169,029

Specialty — 0.2%
CDX North America High Yield,
Sec’d. Notes, 144A
8.75%	12/29/12	B3e	500	493,125

Telecommunications — 0.3%
AT&T Corp.,
Sr. Unsec’d. Notes
7.30%	11/15/11	A2	108	117,019
AT&T, Inc.,
Sr. Unsec’d. Notes
6.80%	05/15/36	A2	100	108,209
BellSouth Corp.,
Sr. Unsec’d. Notes
6.875%	10/15/31	A2	16	17,058
British Telecommunications PLC,
Sr. Unsec’d. Notes (United Kingdom)
5.95%	01/15/18	Baa1	100	100,794

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Telecommunications (cont’d.)
Nextel Communications,
Gtd. Notes
5.95%	03/15/14	Baa3	$69	$64,858
Telecom Italia Capital,
Gtd. Notes (Italy)
4.00%	01/15/10	Baa2	90	88,149
5.25%	10/01/15	Baa2	50	48,712
Telefonica Emisiones Sau,
Gtd. Notes (Spain)
7.045%	06/20/36	Baa1	60	67,067
Vodafone Group PLC,
Unsec’d. Notes (United Kingdom)
5.625%	02/27/17	Baa1	66	65,720

				677,586

Transportation
Union Pacific Corp.,
Sr. Unsub. Notes
5.75%	11/15/17	Baa2	70	69,734

Utilities — 0.3%
Carolina Power & Light,
First Mortgage
5.15%	04/01/15	A2	50	49,597
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
6.50%	02/01/08	Baa3	111	111,082
Cleveland Electric Illuminating Co., (The)
Sr. Unsec’d. Notes
5.70%	04/01/17	Baa3	84	82,026
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/08	Baa2	135	134,821
4.75%	12/15/10	Baa2	54	54,104
Florida Power Corp.,
First Mortgage
6.35%	09/15/37	A2	40	42,144
Hydro-Quebec Local Government,
Gov’t.Gtd. Notes
8.40%	01/15/22	Aa2	51	69,057
Pacific Gas & Electric Corp.,
Sr. Unsub. Notes
5.80%	03/01/37	A3	34	32,785
Unsec’d. Notes
6.05%	03/01/34	A3	55	54,909
Southern California Edison Co.,
First Mortgage
5.625%	02/01/36	A2	72	68,897
Toleda Edison Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa3	30	27,955

				727,377

TOTAL CORPORATE OBLIGATIONS
(cost $9,041,896)				8,983,118

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
Federal Home Loan Mortgage Corp.	06/12/17
5.375%			560	594,873
Federal National Mortgage Assoc.
Notes
4.375%	07/17/13		700	709,985
4.75%	11/19/12		1,100	1,138,353

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $2,369,838)				2,443,211

ASSET-BACKED SECURITIES — 0.5%
Accredited Mortgage Loan Trust,
Series 2006-1, Class A2A
4.925%(c)	04/25/36	Aaa	50	50,292
Series 2006-2, Class A1
4.905%(c)	09/25/36	Aaa	136	134,041
Capital One Prime Auto Receivables Trust,
Series 2004-2, Class A4
5.088%(c)	03/15/10	Aaa	400	400,360
Citibank Credit Card Issuance Trust,
Series 2007-A2, Class A2
4.972%(c)	05/21/12	Aaa	100	99,360
CNH Equipment Trust,
Series 2007-C, Class A3A
5.21%(c)	12/15/11	Aaa	200	203,375
Long Beach Mortgage Loan Trust,
Series 2006-6, Class 2A1
4.905%(c)	07/25/36	Aaa	95	92,968
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A1
4.925%(c)	03/25/36	Aaa	17	16,467

TOTAL ASSET-BACKED SECURITIES
(cost $997,927)				996,863

MUNICIPAL BOND — 0.1%
Illinois — 0.1%
Illinois State Taxable Pension Funding
(cost $306,584)
5.10%	06/01/33	Aa3	300	291,387

TOTAL LONG-TERM INVESTMENTS
(cost $188,093,386)				196,218,578

SHORT-TERM INVESTMENTS — 21.2%
			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 9.1%
Dryden Core Investment Fund – Taxable Money Market Series (cost $19,548,706; includes $19,459,778 of cash collateral for securities on loan)(b)(w)(Note 4)			19,548,706	19,548,706

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.1%
Federal Home Loan Banks
Disc. Notes
1.00%	01/02/08	$21,226	$21,225,411
2.75%	01/02/08	4,774	4,773,635

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $25,999,046)			25,999,046

TOTAL SHORT-TERM INVESTMENTS
(cost $45,547,752)			45,547,752

TOTAL INVESTMENTS(o) — 112.7%
(cost $233,641,138; Note 6)			241,766,330
Liabilities in excess of other assets(x) — (12.7)%			(27,190,905)

NET ASSETS — 100.0%			$214,575,425

The following abbreviations are used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
JPY	Japanese Yen
#	Principal amount is shown in U.S.dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan.The aggregate market value of such securities is $18,750,152; cash collateral of $19,459,778 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2007, 79 securities representing $9,905,003 and 4.6% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts as follows:

Futures contracts open at December 31, 2007:
Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2007	(Depreciation)

Long Positions:
7	S&P 500	Mar 08	$525,192	$517,020	$(8,172)
96	2 Year U.S. Treasury Notes	Mar 08	20,093,944	20,184,000	90,056
94	5 Year U.S. Treasury Notes	Mar 08	10,181,287	10,366,438	185,151

					$267,035	(1)

Short Positions:
75	10 Year U.S. Treasury Notes	Mar 08	$8,365,723	$8,504,297	$(138,574)
36	20 Year U.S. Treasury Bonds	Mar 08	4,112,643	4,189,500	(76,857)

					(215,431	)(1)

					$51,604

(1)	Cash of $2,787,250 has been segregated with the custodian to cover requirements for open futures contracts at December 31, 2007.

Forward foreign currency exchange contract outstanding at December 31, 2007:

			Value at
		Notional	Settlement
Sale		Amount	Date	Current	Unrealized
Contracts		(000)	Receivable	Value	Depreciation

Japanese Yen
Expiring
01/04/08	JPY	382	$3,346	$3,418	$(72)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

U.S. Government Agency Obligations	13.2%
Affiliated Money Market Mutual Fund
(9.1% represents investments purchased with collateral from securities on loan)	9.1
U.S. Government Agency Mortgage-Backed Securities	9.0
U.S. TREASURY Obligations	8.7
Collateralized Mortgage Obligations	7.3
Oil & Gas	5.7
Telecommunications	4.0
Financial Services	3.9
Pharmaceuticals	3.0
Medical Supplies & Equipment	3.0
Financial – Bank & Trust	2.6
Utilities	2.1
Insurance	2.1
Retail & Merchandising	2.0
Computer Hardware	1.8
Food	1.7
Consumer Products & Services	1.7
Beverages	1.7
Electronic Components & Equipment	1.6
Software	1.4
Diversified Operations	1.3
Aerospace	1.3
Machinery & Equipment	1.2
Chemicals	1.1
Internet Services	1.1
Semiconductors	0.9
Metals & Mining	0.9
Entertainment & Leisure	0.8
Construction	0.8
Industrial Products	0.8
Semi-Conductor & Semi-Conductor Instruments	0.7
Commercial Banks	0.7
Computer Services & Software	0.6
Medical Products	0.6
Automotive Parts	0.5
Biotechnology	0.5
Asset-Backed Securities	0.5
Containers & Packaging	0.5
Automobile Manufacturers	0.5
Transportation	0.4
Diversified Financial Services	0.4
Exchange Traded Funds	0.4
Healthcare Services	0.4
Oil, Gas and Consumable Fuels	0.4
Commercial Services	0.4
Farming & Agriculture	0.4
Broadcasting	0.4
Media	0.3
Oil Well Services & Equipment	0.3
Business Services	0.3
Agriculture	0.3
Internet	0.3
Office Equipment	0.3
Building Materials	0.3
Computer Software	0.3
Restaurants	0.3
Building & Construction	0.3
Financial – Brokerage	0.2
Retail	0.2
Specialty	0.2
Aerospace/Defense	0.2
Clothing & Apparel	0.2
Conglomerates	0.2
Printing & Publishing	0.2
Paper & Forest Products	0.2
Environmental Services	0.2
Railroads	0.2
Real Estate Investment Trust	0.2
Miscellaneous Manufacturing	0.2
Coal	0.2
Broadcasting & Cable/Satellite TV	0.2
Airlines	0.2
Construction and Engineering	0.2
Mining	0.2
Banks	0.1
Computers	0.1
Municipal Bonds	0.1
Building Products	0.1
Healthcare Products	0.1
Cable Television	0.1
Networking/Telecommunications Equipment	0.1
Equipment Services	0.1
Metal Fabricate/Hardware	0.1
Household Products	0.1
Industrial Conglomerates	0.1
Oil & Gas Services	0.1
Diversified	0.1
Commercial Services & Supplies	0.1
Distribution/Wholesale	0.1
Media – Cable	0.1
Electronics	0.1
Pipelines	0.1
Insurance – Life Insurance	0.1
Automotive Parts & Equipment	0.1
Textiles	0.1
Leisure Time	0.1

112.7
Liabilities in excess of other assets	(12.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $18,750,152:
Unaffiliated investments (cost $214,092,432)	$222,217,624
Affiliated investments (cost $19,548,706)	19,548,706
Deposit with broker	2,787,250
Foreign currency, at value (cost $226,052)	225,650
Receivable for fund share sold	1,071,210
Dividends and interest receivable	629,122
Receivable for investments sold	156,892
Tax reclaim receivable	5,131
Prepaid expenses	3,704
Other assets	588

Total Assets	246,645,877

LIABILITIES:
Payable to broker for collateral for securities on loan	19,459,778
Payable for investments purchased	12,344,795
Accrued expenses and other liabilities	102,494
Advisory fees payable	82,270
Payable to custodian	76,128
Due to broker-variation margin	3,139
Shareholder servicing fees payable	1,638
Payable for fund share repurchased	138
Unrealized depreciation on foreign currency forward contracts	72

Total Liabilities	32,070,452

NET ASSETS	$214,575,425

Net assets were comprised of:
Paid-in capital	$185,617,280
Retained earnings	28,958,145

Net assets, December 31, 2007	$214,575,425

Net asset value and redemption price per share, $214,575,425/14,000,014 outstanding shares of beneficial interest	$15.33

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$3,843,067
Unaffiliated dividend income (net of $39,667 foreign withholding tax)	1,765,756
Affiliated income from securities lending, net	61,454
Affiliated dividend income	9,648

5,679,925

EXPENSES
Advisory fees	1,602,400
Custodian and accounting fees	280,000
Shareholder servicing fees and expenses	131,962
Audit fee	22,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	9,000
Legal fees and expenses	6,000
Insurance expenses	4,000
Shareholders’ reports	2,000
Miscellaneous	7,220

Total expenses	2,082,582

NET INVESTMENT INCOME	3,597,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	17,939,137
Futures transactions	254,064
Foreign currency transactions	144,679

18,337,880

Net change in unrealized appreciation (depreciation) on:
Investments	(6,115,594)
Futures	(8,891)
Foreign currencies	(5,071)

(6,129,556)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	12,208,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,805,667

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment Income	$3,597,343	$3,556,473
Net realized gain on investment and foreign currency transactions	18,337,880	9,579,526
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,129,556)	3,616,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,805,667	16,752,558

DISTRIBUTIONS	(13,126,772)	(8,404,955)

FUND SHARE TRANSACTIONS:
Fund share sold [3,961,734 and 805,471 shares, respectively]	62,620,516	11,362,282
Fund share issued in reinvestment of distributions [863,603 and 599,070 shares, respectively]	13,126,772	8,404,955
Fund share repurchased [2,506,322 and 4,098,961 shares, respectively]	(39,149,679)	(58,170,809)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	36,597,609	(38,403,572)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,276,504	(30,055,969)
NET ASSETS:
Beginning of year	175,298,921	205,354,890

End of year	$214,575,425	$175,298,921

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	21,612,253	$510,481,420
AST Federated Aggressive Growth Portfolio	7,739,868	89,395,479
AST High Yield Portfolio	1,265,273	9,805,864
AST International Growth Portfolio	23,355,493	426,471,305
AST International Value Portfolio	16,702,651	367,291,295
AST Large-Cap Value Portfolio	26,951,234	505,874,658
AST Marsico Capital Growth Portfolio	36,386,424	853,989,381
AST Mid-Cap Value Portfolio	2,898,114	34,951,252
AST Money Market Portfolio	2,589,750	2,589,750
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,983,523	44,649,100
AST PIMCO Total Return Bond Portfolio	101,434,741	1,227,360,372
AST Small-Cap Value Portfolio	3,579,251	50,503,228
AST T. Rowe Price Global Bond Portfolio	7,199,982	88,991,780
AST T. Rowe Price Large-Cap Growth Portfolio	48,358,313	567,726,595
AST T. Rowe Price Natural Resources Portfolio	3,055,136	118,661,464
AST Western Asset Core Plus Bond Portfolio	20,724,607	207,246,068

TOTAL LONG-TERM INVESTMENTS
(cost $4,809,742,421)		5,105,989,011

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series
(cost $27,346,239)	27,346,239	27,346,239

TOTAL INVESTMENTS(w) — 100.0%
(cost $4,837,088,660; Note 6)		5,133,335,250
Other assets in excess of liabilities		1,642,225

NET ASSETS — 100.0%		$5,134,977,475

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Large/Mid-Cap Growth	28.6%
Core Bonds	27.9
Large/Mid-Cap Value	20.6
International Growth	8.3
International Value	7.2
Sector	2.3
Small-Cap Growth	1.7
Global Bonds	1.7
Small-Cap Value	1.0
High Yield	0.2

99.5
Short-Term Investment	0.5
Other assets in excess of liabilities	— †

100.0%

† Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $4,837,088,660)	$5,133,335,250
Cash	643,994
Receivable for fund share sold	10,458,604
Dividends and interest receivable	121,918
Prepaid expenses	45,699

Total Assets	5,144,605,465

LIABILITIES:
Payable for investments purchased	9,365,680
Accrued expenses and other liabilities	157,138
Advisory fees payable	105,172

Total Liabilities	9,627,990

NET ASSETS	$5,134,977,475

Net assets were comprised of:
Paid-in capital	$4,596,275,427
Retained earnings	538,702,048

Net assets, December 31, 2007	$5,134,977,475

Net asset value and redemption price per share, $ 5,134,977,475/421,757,214 outstanding shares of beneficial interest	$12.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$54,093,706

EXPENSES
Advisory fees	6,180,491
Custodian and accounting fees	475,000
Insurance expenses	55,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	8,000
Legal fees and expenses	5,000
Shareholders’ reports	3,000
Miscellaneous	23,831

Total expenses	6,786,322

NET INVESTMENT INCOME	47,307,384

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	114,135,957
Net capital gain distribution received	81,012,117

195,148,074

Net change in unrealized appreciation (depreciation) on investments	111,433,533

NET GAIN ON INVESTMENTS	306,581,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$353,888,991

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$47,307,384	$15,029,415
Net realized gain on investment and foreign currency transactions	195,148,074	14,630,351
Net change in unrealized appreciation (depreciation) on investments	111,433,533	184,965,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	353,888,991	214,625,618

DISTRIBUTIONS	(29,659,766)	—

FUND SHARE TRANSACTIONS:
Fund share sold [158,118,416 and 250,703,108 shares, respectively]	1,863,650,702	2,610,984,901
Fund share issued in reinvestment of distributions [2,455,279 and 0 shares, respectively]	29,659,766	—
Fund share repurchased [7,551,684 and 3,520,249 shares, respectively]	(87,905,705)	(36,555,574)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,805,404,763	2,574,429,327

TOTAL INCREASE IN NET ASSETS	2,129,633,988	2,789,054,945
NET ASSETS:
Beginning of year	3,005,343,487	216,288,542

End of year	$5,134,977,475	$3,005,343,487

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.5%

		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS

AST AllianceBernstein Growth & Income Portfolio	32,730,263	$773,088,824
AST Federated Aggressive Growth Portfolio	11,874,269	137,147,808
AST High Yield Portfolio	243,892	1,890,166
AST International Growth Portfolio	35,456,129	647,428,910
AST International Value Portfolio	25,044,597	550,730,680
AST Large-Cap Value Portfolio	40,724,467	764,398,245
AST Marsico Capital Growth Portfolio	54,939,824	1,289,437,669
AST Mid-Cap Value Portfolio	3,973,684	47,922,633
AST Money Market Portfolio	1,254,124	1,254,124
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,922,504	65,785,566
AST PIMCO Total Return Bond Portfolio	91,024,215	1,101,393,005
AST Small-Cap Value Portfolio	5,629,671	79,434,659
AST T. Rowe Price Global Bond Portfolio	6,089,401	75,264,994
AST T. Rowe Price Large-Cap Growth Portfolio	73,335,677	860,960,855
AST T. Rowe Price Natural Resources Portfolio	4,852,907	188,486,894
AST Western Asset Core Plus Bond Portfolio	19,588,933	195,889,327

TOTAL LONG-TERM INVESTMENTS
(cost $6,429,412,992)		6,780,514,359

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series
(cost $33,268,368)	33,268,368	33,268,368

TOTAL INVESTMENTS(w) — 100.0%
(cost $6,462,681,360; Note 6)		6,813,782,727
Other assets in excess of liabilities		1,900,386

NET ASSETS — 100.0%		$6,815,683,113

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Large/Mid-Cap Growth	32.5%
Large/Mid-Cap Value	23.2
Core Bonds	19.1
International Growth	9.5
International Value	8.1
Sector	2.8
Small-Cap Growth	2.0
Small-Cap Value	1.2
Global Bonds	1.1

99.5
Short-Term Investment	0.5
Other assets in excess of liabilities	— †

100.0%

† Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $6,462,681,360)	$6,813,782,727
Cash	816,465
Receivable for fund share sold	10,085,486
Dividends and interest receivable	164,540
Prepaid expenses	60,483

Total Assets	6,824,909,701

LIABILITIES:
Payable for investments purchased	9,031,553
Advisory fees payable	139,957
Accrued expenses and other liabilities	55,078

Total Liabilities	9,226,588

NET ASSETS	$6,815,683,113

Net assets were comprised of:
Paid-in capital	$6,084,755,183
Retained earnings	730,927,930

Net assets, December 31, 2007	$6,815,683,113

Net asset value and redemption price per share, $6,815,683,113/547,770,948 outstanding shares of beneficial interest	$12.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$58,889,302

EXPENSES
Advisory fees	8,110,279
Custodian and accounting fees	500,000
Insurance expenses	69,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Shareholders’ reports	4,000
Miscellaneous	28,011

Total expenses	8,761,290

NET INVESTMENT INCOME	50,128,012

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	206,950,051
Net capital gain distribution received	122,748,500

329,698,551

Net change in unrealized appreciation (depreciation) on investments	90,349,778

NET GAIN ON INVESTMENTS	420,048,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$470,176,341

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$50,128,012	$12,157,114
Net realized gain on investment transactions	329,698,551	18,988,454
Net change in unrealized appreciation (depreciation) on investments	90,349,778	261,084,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	470,176,341	292,230,295

DISTRIBUTIONS	(31,145,568)	—

FUND SHARE TRANSACTIONS:
Fund share sold [226,473,565 and 317,209,221 shares, respectively]	2,730,075,940	3,334,589,645
Fund share issued in reinvestment of distributions [2,519,868 and 0 shares, respectively]	31,145,568	—
Fund share repurchased [16,206,058 and 6,755,346 shares, respectively]	(190,208,930)	(67,066,069)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,571,012,578	3,267,523,576

TOTAL INCREASE IN NET ASSETS	3,010,043,351	3,559,753,871
NET ASSETS:
Beginning of year	3,805,639,762	245,885,891

End of year	$6,815,683,113	$3,805,639,762

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 103.1%

		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 93.8%
AST AllianceBernstein Growth & Income Portfolio	53,693	$1,268,230
AST International Growth Portfolio	85,956	1,569,554
AST International Value Portfolio	46,461	1,021,676
AST Large-Cap Value Portfolio	67,135	1,260,127
AST Marsico Capital Growth Portfolio	97,261	2,282,727
AST Mid-Cap Value Portfolio	7,117	85,835
AST Money Market Portfolio	1,799,801	1,799,801
AST Neuberger Berman Mid-Cap Growth Portfolio*	5,868	132,084
AST PIMCO Total Return Bond Portfolio	130,661	1,581,000
AST T. Rowe Price Large-Cap Growth Portfolio	130,477	1,531,802
AST Western Asset Core Plus Bond Portfolio	17,290	172,900

TOTAL AFFILIATED MUTUAL FUNDS
(cost $12,901,647)(w)		12,705,736

COMMON STOCKS — 9.3%
Exchange Traded Funds
iPath Dow Jones-AIG Commodity Index Total Return ETN*	4,625	260,018
iShares MSCI Emerging Markets Index Fund	2,570	386,271
iShares S&P Global Technology Sector Index Fund	9,338	610,705

TOTAL COMMON STOCKS
(cost $1,263,553)		1,256,994

TOTAL INVESTMENTS — 103.1%
(cost $14,165,200; Note 6)		13,962,730
Liabilities in excess of other assets — (3.1)%		(417,883)

NET ASSETS — 100.0%		$13,544,847

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Large/Mid-Cap Growth	29.1%
Large/Mid-Cap Value	19.3
Money Market	13.3
Core Bonds	13.0
International Growth	11.6
Exchange Traded Funds	9.3
International Value	7.5

103.1
Liabilities in excess of other assets	(3.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $12,901,647)	$12,705,736
Unaffiliated investments (cost $1,263,553)	1,256,994
Cash	963,335
Receivable for fund share sold	453,978
Dividends receivable	7,066
Receivable from investment manager	2,107

Total Assets	15,389,216

LIABILITIES:
Payable for investments purchased	1,807,515
Accrued expenses and other liabilities	36,854

Total Liabilities	1,844,369

NET ASSETS	$13,544,847

Net assets were comprised of:
Paid-in capital	$13,489,942
Retained earnings	54,905

Net assets, December 31, 2007	$13,544,847

Net asset value and redemption price per share, $13,544,847/1,174,772 outstanding shares of beneficial interest	$11.53

STATEMENT OF OPERATIONS
For the Period November 19, 2007* through December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$55,354
Unaffiliated dividend income	5,232

60,586

EXPENSES
Advisory fees	2,174
Audit fee	25,000
Custodian and accounting fees	6,000
Transfer agent’s fees and expenses	3,000
Legal fees and expenses	2,000
Loan interest expense (Note 7)	909
Miscellaneous	2,440

Total expenses	41,523
Less: advisory fee waiver and expense reimbursement	(37,715)

Net expenses	3,808

NET INVESTMENT INCOME	56,778

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	95,914
Net capital gain distribution received	104,683

200,597

Net change in unrealized appreciation (depreciation) on investments	(202,470)

NET LOSS ON INVESTMENTS	(1,873)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,905

STATEMENT OF CHANGES IN NET ASSETS

November 19, 2007*
through
December 31,
2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$56,778
Net realized gain on investment transactions	200,597
Net change in unrealized appreciation (depreciation) on investments	(202,470)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	54,905

FUND SHARE TRANSACTIONS:
Fund share sold [1,748,633 shares]	19,199,858
Fund share repurchased [573,861 shares]	(5,709,916)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	13,489,942

TOTAL INCREASE IN NET ASSETS	13,544,847
NET ASSETS:
Beginning of period	—

End of period	$13,544,847

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 102.4%

		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 92.9%

AST AllianceBernstein Growth & Income Portfolio	16,428	$388,022
AST International Growth Portfolio	38,354	700,351
AST International Value Portfolio	20,201	444,227
AST Large-Cap Value Portfolio	20,611	386,874
AST Marsico Capital Growth Portfolio	47,983	1,126,153
AST Mid-Cap Value Portfolio	2,180	26,291
AST Money Market Portfolio	1,231,546	1,231,546
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,879	64,799
AST PIMCO Total Return Bond Portfolio	166,718	2,017,284
AST T. Rowe Price Large-Cap Growth Portfolio	64,055	752,008
AST Western Asset Core Plus Bond Fund	20,625	206,246

TOTAL AFFILIATED MUTUAL FUNDS
(cost $7,415,857)(w)		7,343,801

COMMON STOCKS — 9.5%
Exchange Traded Funds
iPath Dow Jones-AIG Commodity Index Total Return ETN*	2,794	157,079
iShares MSCI Emerging Markets Index Fund	1,544	232,063
iShares S&P Global Technology Sector Index Fund	5,496	359,438

TOTAL COMMON STOCKS
(cost $749,909)		748,580

TOTAL INVESTMENTS — 102.4%
(cost $8,165,766; Note 6)		8,092,381
Liabilities in excess of other assets — (2.4)%		(190,231)

NET ASSETS — 100.0%		$7,902,150

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Core Bonds	28.1%
Large/Mid-Cap Growth	24.6
Money Market	15.6
Large/Mid-Cap Value	10.1
Exchange Traded Funds	9.5
International Growth	8.9
International Value	5.6

102.4
Liabilities in excess of other assets	(2.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $7,415,857)	$7,343,801
Unaffiliated investments (cost $749,909)	748,580
Cash	10,454
Receivable for fund share sold	94,728
Dividends and interest receivable	4,823
Receivable from investment manager	3,507

Total Assets	8,205,893

LIABILITIES:
Payable for investments purchased	266,937
Accrued expenses and other liabilities	36,806

Total Liabilities	303,743

NET ASSETS	$7,902,150

Net assets were comprised of:
Paid-in capital	$7,877,992
Retained earnings	24,158

Net assets, December 31, 2007	$7,902,150

Net asset value and redemption price per share, $7,902,150/785,388 outstanding shares of beneficial interest	$10.06

STATEMENT OF OPERATIONS
For the Period November 19, 2007* through December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$43,387
Unaffiliated dividend income	3,227

46,614

EXPENSES
Advisory fees	1,440
Audit fee	25,000
Custodian and accounting fees	6,000
Transfer agent’s fees and expenses	3,000
Legal fees and expenses	2,000
Miscellaneous	2,440

Total expenses	39,880
Less: advisory fee waiver and expense reimbursement	(37,960)

Net expenses	1,920

NET INVESTMENT INCOME	44,694

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	9,941
Net capital gain distribution received	42,908

52,849

Net change in unrealized appreciation (depreciation) on investments	(73,385)

NET LOSS ON INVESTMENTS	(20,536)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,158

STATEMENT OF CHANGES IN NET ASSETS
November 19, 2007*
through
December 31,
2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$44,694
Net realized gain on investment transactions	52,849
Net change in unrealized appreciation (depreciation) on investments	(73,385)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,158

FUND SHARE TRANSACTIONS:
Fund share sold [879,236 shares]	8,823,977
Fund share repurchased [93,848 shares]	(945,985)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,877,992

TOTAL INCREASE IN NET ASSETS	7,902,150
NET ASSETS:
Beginning of period	—

End of period	$7,902,150

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.0%
		Value
COMMON STOCKS	Shares	(Note 2)

Apartment — 13.9%
Apartment Investment & Management Co., REIT (Class A Stock)	149,300	$5,185,189
Avalonbay Communities, Inc., REIT	88,735	8,353,513
BRE Properties, Inc., REIT	158,600	6,428,058
Camden Property Trust, REIT	39,100	1,882,665
Equity Residential Properties Trust, REIT	233,398	8,512,025
Essex Property Trust, Inc., REIT	23,986	2,338,395
Home Properties, Inc., REIT	19,300	865,605
United Dominion Realty Trust, Inc., REIT	211,200	4,192,320

		37,757,770

Business Services — 0.3%
Dupont Fabros Technology, Inc., REIT	35,700	699,720

Diversified Operations — 5.5%
Forest City Enterprises, Inc.	66,500	2,955,260
Vornado Realty Trust, REIT	136,363	11,993,126

		14,948,386

Healthcare Services — 0.8%
Ventas, Inc., REIT	49,300	2,230,825

Hotels & Motels — 11.1%
Host Hotels & Resort Inc., REIT	728,302	12,410,266
LaSalle Hotel Properties, REIT	104,400	3,330,360
Starwood Hotels & Resorts Worldwide, Inc.	179,400	7,898,982
Strategic Hotel Capital, Inc., REIT	211,700	3,541,741
Sunstone Hotel Investors, Inc., REIT	160,593	2,937,246

		30,118,595

Industrial — 5.3%
AMB Property Corp., REIT	14,600	840,376
EastGroup Properties, Inc., REIT	32,428	1,357,112
ProLogis, REIT	193,964	12,293,438

		14,490,926

Manufactured Home — 1.1%
Equity Lifestyle Properties, Inc., REIT	64,767	2,957,909

Office — 20.7%
Biomed Realty Trust, Inc., REIT	192,457	4,459,229
Boston Properties, Inc., REIT	197,100	18,095,751
Brookfield Properties Corp. (Canada)	134,425	2,617,811
Corporate Office Properties Trust, REIT	37,000	1,165,500
Douglas Emmett, Inc., REIT	176,447	3,989,467
Kilroy Realty Corp., REIT	72,760	3,998,889
Mack-Cali Realty Corp., REIT	76,869	2,613,546
Maguire Properties, Inc., REIT	140,400	4,137,588
SL Green Realty Corp., REIT	162,556	15,192,484

		56,270,265

Office/Industrial — 2.8%
Liberty Property Trust, REIT	186,200	5,364,422
PS Business Parks, Inc., REIT	41,000	2,154,550

		7,518,972

Regional Mall — 17.1%
General Growth Properties, Inc., REIT	279,217	11,498,156
Macerich Co. (The), REIT	148,757	10,570,672
Simon Property Group, Inc., REIT	253,001	21,975,667
Taubman Centers, Inc., REIT	50,974	2,507,411

		46,551,906

Self Storage — 7.0%
Extra Space Storage, Inc., REIT	102,800	1,469,012
Public Storage, Inc., REIT	231,826	17,018,347
U-Store-It Trust, REIT	66,700	610,972

		19,098,331

Shopping Centers — 11.4%
Developers Diversified Realty Corp., REIT	212,417	8,133,447
Equity One, Inc., REIT	98,300	2,263,849
Federal Realty Investment Trust, REIT	102,708	8,437,462
Inland Real Estate Corp., REIT	35,581	503,827
Kimco Realty Corp., REIT	77,325	2,814,630
Regency Centers Corp., REIT	108,204	6,978,076
Weingarten Realty Investors, REIT	55,968	1,759,634

		30,890,925

TOTAL LONG-TERM INVESTMENTS
(cost $315,913,350)		263,534,530

SHORT-TERM INVESTMENT — 2.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $7,015,366)(w) (Note 4)	7,015,366	7,015,366

TOTAL INVESTMENTS — 99.6%
(cost $322,928,716; Note 6)		270,549,896
Other assets in excess of liabilities — 0.4%		1,006,152

NET ASSETS — 100.0%		$271,556,048

The following abbreviation is used in portfolio descriptions:
REIT	Real Estate Investment Trust
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Office	20.7%
Regional Mall	17.1
Apartment	13.9
Shopping Centers	11.4
Hotels & Motels	11.1
Self Storage	7.0
Diversified Operations	5.5
Industrial	5.3
Office/Industrial	2.8
Affiliated Money Market Mutual Fund	2.6
Manufactured Home	1.1
Healthcare Services	0.8
Business Services	0.3

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $315,913,350)	$263,534,530
Affiliated investments (cost $7,015,366)	7,015,366
Dividends and interest receivable	3,250,855
Receivable for investments sold	94,748
Receivable for fund share sold	51,361
Prepaid expenses	7,426

Total Assets	273,954,286

LIABILITIES:
Payable for investments purchased	1,346,107
Payable for fund share repurchased	850,886
Advisory fees payable	97,547
Payable to custodian	54,537
Accrued expenses and other liabilities	47,068
Shareholder servicing fees payable	2,093

Total Liabilities	2,398,238

NET ASSETS	$271,556,048

Net assets were comprised of:
Paid-in capital	$182,085,472
Retained earnings	89,470,576

Net assets, December 31, 2007	$271,556,048

Net asset value and redemption price per share, $271,556,048/22,405,412 outstanding shares of beneficial interest	$12.12

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $39,421 foreign withholding tax)	$15,653,323
Affiliated dividend income	282,436

15,935,759

EXPENSES
Advisory fees	4,459,072
Shareholder servicing fees and expenses	312,135
Custodian and accounting fees	90,000
Loan interest expense (Note 7)	63,726
Trustees’ fees	19,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Insurance expenses	10,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Miscellaneous	13,507

Total expenses	5,013,440

NET INVESTMENT INCOME	10,922,319

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	124,774,513
Foreign currency transactions	46,338

124,820,851

Net change in unrealized appreciation (depreciation) on investments	(218,793,485)

NET LOSS ON INVESTMENTS	(93,972,634)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(83,050,315)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$10,922,319	$12,919,112
Net realized gain on investment and foreign currency transactions	124,820,851	62,507,191
Net change in unrealized appreciation (depreciation) on investments	(218,793,485)	71,080,274

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,050,315)	146,506,577

DISTRIBUTIONS	(75,426,303)	(68,539,844)

FUND SHARE TRANSACTIONS:
Fund share sold [2,578,542 and 5,594,742 shares, respectively]	52,147,213	104,342,667
Fund share issued in reinvestment of distributions [6,187,556 and 3,839,768 shares, respectively]	75,426,303	68,539,844
Fund share repurchased [13,342,965 and 5,530,462 shares, respectively]	(260,519,798)	(98,121,417)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(132,946,282)	74,761,094

TOTAL INCREASE (DECREASE) IN NET ASSETS	(291,422,900)	152,727,827
NET ASSETS:
Beginning of year	562,978,948	410,251,121

End of year	$271,556,048	$562,978,948

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	5,858,153	$138,369,564
AST Federated Aggressive Growth Portfolio	1,836,433	21,210,800
AST High Yield Portfolio	514,197	3,985,029
AST International Growth Portfolio	6,451,196	117,798,843
AST International Value Portfolio	4,406,291	96,894,348
AST Large-Cap Value Portfolio	7,316,460	137,329,952
AST Marsico Capital Growth Portfolio	9,945,917	233,430,674
AST Mid-Cap Value Portfolio	674,332	8,132,448
AST Money Market Portfolio	4,263,640	4,263,640
AST Neuberger Berman Mid-Cap Growth Portfolio*	523,562	11,785,385
AST PIMCO Total Return Bond Portfolio	42,886,279	518,923,975
AST Small-Cap Value Portfolio	968,732	13,668,806
AST T. Rowe Price Global Bond Portfolio	3,052,332	37,726,820
AST T. Rowe Price Large-Cap Growth Portfolio	13,239,138	155,427,480
AST T. Rowe Price Natural Resources Portfolio	816,351	31,707,082
AST Western Asset Core Plus Bond Portfolio	8,291,526	82,915,259

TOTAL LONG-TERM INVESTMENTS
(cost $1,545,181,503)		1,613,570,105

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series
(cost $7,945,652)	7,945,652	7,945,652

TOTAL INVESTMENTS — 100.0%
(cost $1,553,127,155; Note 6)(w)		$1,621,515,757
Other assets in excess of liabilities		698,241

NET ASSETS — 100.0%		1,622,213,998

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Core Bonds	37.1%
Large/Mid-Cap Growth	24.7
Large/Mid-Cap Value	17.5
International Growth	7.3
International Value	6.0
Global Bonds	2.3
Sector	2.0
Small-Cap Growth	1.3
Small-Cap Value	0.8
High Yield	0.3
Money Market	0.2

99.5
Short-Term Investment	0.5
Other assets in excess of liabilities	— †

100.0%

†    Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $1,553,127,155)	$1,621,515,757
Cash	282,435
Receivable for fund share sold	4,447,344
Dividends receivable	37,790
Prepaid expenses	12,902

Total Assets	1,626,296,228

LIABILITIES:
Payable for investments purchased	3,982,566
Accrued expenses and other liabilities	66,505
Advisory fees payable	33,125
Payable for fund share repurchased	34

Total Liabilities	4,082,230

NET ASSETS	$1,622,213,998

Net assets were comprised of:
Paid-in capital	$1,473,731,179
Retained earnings	148,482,819

Net assets, December 31, 2007	$1,622,213,998

Net asset value and redemption price per share, $1,622,213,998/134,501,860 outstanding shares of beneficial interest	$12.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$19,649,546

EXPENSES
Advisory fees	1,789,546
Custodian and accounting fees	147,000
Transfer agent’s fees and expenses	18,000
Audit fee	17,000
Insurance expenses	14,000
Trustees’ fees	8,000
Shareholders’ reports	5,000
Legal fees and expenses	3,000
Miscellaneous	9,793

Total expenses	2,011,339

NET INVESTMENT INCOME	17,638,207

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	40,986,938
Net capital gain distribution received	21,469,072

62,456,010

Net change in unrealized appreciation (depreciation) on investments	24,499,808

NET GAIN ON INVESTMENTS	86,955,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,594,025

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$17,638,207	$3,979,178
Net realized gain on investment transactions	62,456,010	3,478,648
Net change in unrealized appreciation (depreciation) on investments	24,499,808	43,888,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	104,594,025	51,346,434

DISTRIBUTIONS	(7,457,826)	—

FUND SHARE TRANSACTIONS:
Fund share sold [67,823,750 and 70,355,577 shares, respectively]	788,217,692	731,004,680
Fund share issued in reinvestment of distributions [624,086 and 0 shares, respectively]	7,457,826	—
Fund share repurchased [4,799,349 and 4,649,663 shares, respectively]	(55,836,429)	(48,814,251)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	739,839,089	682,190,429

TOTAL INCREASE IN NET ASSETS	836,975,288	733,536,863
NET ASSETS:
Beginning of year	785,238,710	51,701,847

End of year	$1,622,213,998	$785,238,710

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST DeAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.4%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 2.8%
General Dynamics Corp.	21,800	$1,939,982
Northrop Grumman Corp.	85,200	6,700,128

		8,640,110

Airlines — 0.5%
US Airways Group, Inc.*(a)	112,000	1,647,520

Automotive Parts — 1.3%
Autoliv, Inc.	72,000	3,795,120
Johnson Controls, Inc.	8,200	295,528

		4,090,648

Beverages — 2.8%
Coca-Cola Enterprises, Inc.(a)	239,300	6,228,979
Pepsi Bottling Group, Inc.	61,800	2,438,628

		8,667,607

Biotechnology — 1.4%
Amgen, Inc.*	93,700	4,351,428

Broadcasting — 1.8%
CBS Corp. (Class B Stock)(a)	203,400	5,542,650

Broadcasting & Cable — 1.5%
Comcast Corp. (Class A Stock)*(a)	256,900	4,690,994

Chemicals — 1.0%
Eastman Chemical Co.	11,000	671,990
Lubrizol Corp.	42,800	2,318,048

		2,990,038

Commercial Services — 1.4%
McKesson Corp.	67,400	4,415,374

Computer Hardware — 0.9%
International Business Machines Corp.(a)	3,300	356,730
Lexmark International, Inc. (Class A Stock)*	69,400	2,419,284

		2,776,014

Computer Services & Software — 0.5%
Computer Sciences Corp.*(a)	29,700	1,469,259

Conglomerates — 1.1%
Altria Group, Inc.	46,200	3,491,796

Construction — 1.2%
NVR, Inc.*(a)	6,100	3,196,400
URS Corp.*	9,600	521,568

		3,717,968

Containers & Packaging — 0.1%
Sonoco Products Co.	11,100	362,748

Electronic Components & Equipment — 5.9%
Arrow Electronics, Inc.*	88,000	3,456,640
Avnet, Inc.*	79,600	2,783,612
General Electric Co.	253,200	9,386,124
Parker Hannifin Corp.	31,950	2,406,154
Tech Data Corp.*	5,500	207,460

		18,239,990

Entertainment & Leisure — 0.1%
Walt Disney Co. (The)(a)	9,400	303,432

Environmental Services
Allied Waste Industries, Inc.*(a)	7,700	84,854

Equipment Services — 0.3%
United Rentals, Inc.*	43,100	791,316

Financial – Bank & Trust — 8.3%
Bank of America Corp.	297,600	12,278,976
BB&T Corp.	18,800	576,596
SunTrust Banks, Inc.	43,900	2,743,311
Wells Fargo & Co.	330,400	9,974,776

		25,573,659

Financial Services — 9.3%
Ameriprise Financial, Inc.	74,000	4,078,140
Bank of New York Mellon Corp. (The)	63,300	3,086,508
Capital One Financial Corp.(a)	30,700	1,450,882
Citigroup, Inc.(a)	88,475	2,604,704
Goldman Sachs Group, Inc. (The)	28,500	6,128,925
JPMorgan Chase & Co.	53,284	2,325,847
Lehman Brothers Holdings, Inc.	42,000	2,748,480
Morgan Stanley	119,800	6,362,578

		28,786,064

Food — 1.2%
Kroger Co. (The)	139,700	3,731,387

Gas Transmission & Distribution — 0.7%
Spectra Energy Corp.	87,300	2,254,086

Healthcare Services — 0.5%
WellPoint, Inc.*	16,400	1,438,772

Household Products — 1.8%
Kimberly-Clark Corp.	82,100	5,692,814

Industrial Conglomerates — 0.5%
Teleflex, Inc.	24,000	1,512,240

Insurance — 7.8%
ACE Ltd. (Bermuda)	77,500	4,787,950
Allied World Assurance Holdings Ltd. (Bermuda)	11,200	561,904
American International Group, Inc.	9,800	571,340
Berkley, (W.R.) Corp.	55,487	1,654,067
Hartford Financial Services Group, Inc.	67,100	5,850,449
HCC Insurance Holdings, Inc.	11,500	329,820
MetLife, Inc.(a)	6,800	419,016
PartnerRe Ltd. (Bermuda)	11,400	940,842
Travelers Cos., Inc. (The)	106,800	5,745,840
XL Capital Ltd. (Class A Stock) (Bermuda)	65,500	3,295,305

		24,156,533

Machinery & Equipment — 1.1%
AGCO Corp.*(a)	50,500	3,432,990

Managed Healthcare — 1.0%
Aetna, Inc.(a)	55,600	3,209,788

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Metals & Mining — 2.9%
Alcoa, Inc.	71,300	$2,606,015
Commercial Metals Co.	78,500	2,311,825
Nucor Corp.	60,400	3,576,888
Reliance Steel & Aluminum Co.	6,700	363,140

		8,857,868

Oil & Gas — 15.4%
Chesapeake Energy Corp.	50,900	1,995,280
ChevronTexaco Corp.	68,400	6,383,772
ConocoPhillips(a)	109,500	9,668,850
Devon Energy Corp.	2,800	248,948
Exxon Mobil Corp.	155,000	14,521,950
Frontier Oil Corp.	58,400	2,369,872
Helmerich & Payne, Inc.	18,600	745,302
Hess Corp.	50,800	5,123,688
Marathon Oil Corp.	82,200	5,002,692
Oneok, Inc.	19,600	877,492
St. Mary Land & Exploration Co.	23,400	903,474

		47,841,320

Paper & Forest Products — 0.6%
International Paper Co.	57,500	1,861,850

Pharmaceuticals — 4.4%
Eli Lilly & Co.	47,300	2,525,347
Merck & Co., Inc.	5,800	337,038
Pfizer, Inc.	478,200	10,869,486

		13,731,871

Real Estate Investment Trust — 2.1%
Apartment Investment & Management Co. (Class A Stock)(a)	10,700	371,611
AvalonBay Communities, Inc.	6,700	630,738
Equity Residential Properties Trust(a)	22,800	831,516
HCP, Inc.	10,200	354,756
Hospitality Properties Trust(a)	19,000	612,180
Host Hotels & Resorts, Inc.(a)	32,500	553,800
Kimco Realty Corp.	10,800	393,120
ProLogis(a)	10,800	684,504
Public Storage, Inc.(a)	6,700	491,847
Simon Property Group, Inc.(a)	8,300	720,938
Vornado Realty Trust(a)	9,300	817,935

		6,462,945

Restaurants — 0.6%
McDonald’s Corp.	29,900	1,761,409

Retail & Merchandising — 1.8%
Barnes & Noble, Inc.	47,400	1,632,930
BJ’s Wholesale Club, Inc.*(a)	112,200	3,795,726

		5,428,656

Telecommunications — 6.3%
AT&T, Inc.	139,100	5,780,996
Embarq Corp.	26,700	1,322,451
Telephone & Data Systems, Inc.	20,400	1,277,040
Verizon Communications, Inc.	236,600	10,337,054
Windstream Corp.	52,700	686,154

		19,403,695

Transportation — 1.5%
Ryder System, Inc.	84,400	3,967,644
Union Pacific Corp.	5,200	653,224

		4,620,868

Utilities — 5.0%
American Electric Power Co., Inc.	18,000	838,080
Edison International	54,200	2,892,654
FirstEnergy Corp.	90,900	6,575,706
Northeast Utilities	7,200	225,432
Sempra Energy	80,500	4,981,340

		15,513,212

TOTAL COMMON STOCKS
(cost $306,880,498)		301,545,773

CORPORATE OBLIGATION
		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

Retail
Ames Department Stores, Inc., Sr. Notes(g)(i)
(cost $12,750)
10.00%	04/15/17	NR	$40	4

TOTAL LONG-TERM INVESTMENTS
(cost $306,893,248)				301,545,777

SHORT-TERM INVESTMENTS — 16.9%
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills(k)(n)
2.50%	01/17/08	260	259,711
2.75%	01/17/08	125	124,847
2.85%	01/17/08	80	79,899
3.69%	01/17/08	70	69,908

(cost $534,342)			534,365

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 16.7%
Dryden Core Investment Fund – Taxable Money Market Series (cost $51,870,405; includes $43,875,451 of cash collateral for securities on loan)(b)(w) (Note 4)	51,870,405	51,870,405

TOTAL SHORT-TERM INVESTMENTS
(cost $52,404,747)		52,404,770

TOTAL INVESTMENTS — 114.3%
(cost $359,297,995; Note 6)		353,950,547
Liabilities in excess of other assets(x) — (14.3)%		(44,335,571)

NET ASSETS — 100.0%		$309,614,976

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

(a)
All or a portion of security is on loan. The aggregate market value of such securities is $42,328,088; cash collateral of $43,875,451 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes unrealized depreciation on futures contract as follows:

Futures contract open at December 31, 2007:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2007	Depreciation

Long Positions:
22	S&P 500	Mar 08	$8,277,275	$8,124,600	$(152,675)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (14.2% represents investments purchased with collateral from securities on loan)	16.7%
Oil & Gas	15.4
Financial Services	9.3
Financial – Bank & Trust	8.3
Insurance	7.8
Telecommunications	6.3
Electronic Components & Equipment	5.9
Utilities	5.0
Pharmaceuticals	4.4
Metals & Mining	2.9
Beverages	2.8
Aerospace	2.8
Real Estate Investment Trust	2.1
Household Products	1.8
Broadcasting	1.8
Retail & Merchandising	1.8
Broadcasting & Cable	1.5
Transportation	1.5
Commercial Services	1.4
Biotechnology	1.4
Automotive Parts	1.3
Food	1.2
Construction	1.2
Conglomerates	1.1
Machinery & Equipment	1.1
Managed Healthcare	1.0
Chemicals	1.0
Computer Hardware	0.9
Gas Transmission & Distribution	0.7
Paper & Forest Products	0.6
Restaurants	0.6
Airlines	0.5
Industrial Conglomerates	0.5
Computer Services & Software	0.5
Healthcare Services	0.5
Equipment Services	0.3
U.S. Treasury Obligations	0.2
Containers & Packaging	0.1
Entertainment & Leisure	0.1

114.3
Liabilities in excess of other assets	(14.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

ASSETS:
Investments at value, including securities on loan of $42,328,088
Unaffiliated investments (cost $307,427,590)	$302,080,142
Affiliated investments (cost $51,870,405)	51,870,405
Dividends and interest receivable	471,346
Prepaid expenses	5,923
Receivable for fund share sold	4,835

Total Assets	354,432,651

LIABILITIES:
Payable to broker for collateral for securities on loan	43,875,451
Payable for fund share repurchased	392,271
Payable to custodian	386,716
Advisory fees payable	80,595
Due to broker-variation margin	67,300
Accrued expenses and other liabilities	12,953
Shareholder servicing fees payable	2,389

Total Liabilities	44,817,675

NET ASSETS	$309,614,976

Net assets were comprised of:
Paid-in capital	$274,340,339
Retained earnings	35,274,637

Net assets, December 31, 2007	$309,614,976

Net asset value and redemption price per share, $309,614,976/24,647,622 outstanding shares of beneficial interest	$12.56

STATEMENT OF OPERATIONS Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$8,356,977
Affiliated dividend income	620,064
Affiliated income from securities lending, net	90,747
Unaffiliated interest	74,045

9,141,833

EXPENSES
Advisory fees	3,137,794
Shareholder servicing fees and expenses	258,406
Custodian and accounting fees	74,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	15,000
Legal fees and expenses	8,000
Insurance expenses	6,000
Shareholders’ reports	3,000
Loan interest expense (Note 7)	2,378
Miscellaneous	4,988

Total expenses	3,545,566

NET INVESTMENT INCOME	5,596,267

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	35,157,387
Futures transactions	210,096

35,367,483

Net change in unrealized appreciation (depreciation) on:
Investments	(37,469,054)
Futures	(161,962)

(37,631,016)

NET LOSS ON INVESTMENTS	(2,263,533)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,332,734

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,596,267	$3,558,321
Net realized gain on investment transactions	35,367,483	22,651,539
Net change in unrealized appreciation (depreciation) on investments	(37,631,016)	20,539,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,332,734	46,749,114

DISTRIBUTIONS	(26,209,860)	(21,629,606)

FUND SHARE TRANSACTIONS:
Fund share sold [7,426,913 and 12,622,929 shares, respectively]	103,826,613	160,389,105
Fund share issued in reinvestment of distributions [2,096,789 and 1,800,966 shares, respectively]	26,209,860	21,629,606
Fund share repurchased [10,644,694 and 2,579,946 shares, respectively]	(147,007,316)	(31,784,247)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(16,970,843)	150,234,464

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,847,969)	175,353,972
NET ASSETS:
Beginning of year	349,462,945	174,108,973

End of year	$309,614,976	$349,462,945

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST DeAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 93.6%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 0.5%
Curtiss-Wright Corp.(a)	1,600	$80,320
Esterline Technologies Corp.*(a)	6,100	315,675

		395,995

Airlines — 1.4%
Alaska Air Group, Inc.*(a)	21,600	540,216
JetBlue Airways Corp.*(a)	11,300	66,670
Republic Airways Holdings, Inc.*(a)	8,800	172,392
SkyWest, Inc.	11,300	303,405

		1,082,683

Automotive Parts & Equipment — 2.1%
Aftermarket Technology Corp.*(a)	5,200	141,752
American Axle & Manufacturing Holdings, Inc.(a)	29,400	547,428
Cooper Tire & Rubber Co.(a)	41,700	691,386
Lear Corp.*	8,800	243,408

		1,623,974

Banks — 0.3%
Boston Private Financial Holdings, Inc.	7,600	205,808

Biotechnology — 0.4%
Applera Corp.– Celera Group*	2,000	31,740
Cambrex Corp.	31,600	264,808

		296,548

Broadcasting — 0.4%
Media General, Inc.	6,200	131,750
Sinclair Broadcast Group, Inc. (Class A Stock)	25,200	206,892

		338,642

Chemicals — 2.8%
Arch Chemicals, Inc.	13,700	503,475
CF Industries Holdings, Inc.(a)	9,400	1,034,564
Hercules, Inc.	10,300	199,305
PolyOne Corp.*(a)	38,200	251,356
Sensient Technologies Corp.(a)	2,900	82,012
Spartech Corp.	8,200	115,620

		2,186,332

Clothing & Apparel — 0.7%
Brown Shoe Co., Inc.(a)	2,625	39,821
Cato Corp. (The) (Class A Stock)	15,800	247,428
Warnaco Group, Inc. (The)*	4,600	160,080
Wolverine World Wide, Inc.	4,200	102,984

		550,313

Commercial Banks — 0.3%
First State BanCorp.	3,700	51,430
Hancock Holding Co.(a)	5,200	198,640

		250,070

Commercial Services — 3.4%
Albany Molecular Research, Inc.*	11,600	166,808
CDI Corp.	2,200	53,372
DynCorp International, Inc. (Class A Stock)*	2,600	69,888
Healthspring, Inc.*	27,400	521,970
Interactive Data Corp.	5,700	188,157
MAXIMUS, Inc.(a)	2,800	108,108
PharmaNet Development Group, Inc.*	2,200	86,262
Rent-A-Center, Inc.*	60,500	878,460
SAIC, Inc.*	25,600	515,072
Watson Wyatt Worldwide, Inc. (Class A Stock)	1,800	83,538

		2,671,635

Computer Services & Software — 2.1%
JDA Software Group, Inc.*	32,700	669,042
Mantech International Corp. (Class A Stock)*	13,100	574,042
SRA International, Inc. (Class A Stock)*	5,100	150,195
Sybase, Inc.*(a)	8,700	226,983

		1,620,262

Construction — 1.3%
Dycom Industries, Inc.*	9,600	255,840
LSI Industries, Inc.	5,000	91,000
Monaco Coach Corp.	4,000	35,520
Perini Corp.*	14,800	613,016

		995,376

Consumer Cyclicals – Leisure & Entertainment — 0.3%
Callaway Golf Co.(a)	14,200	247,506

Consumer Products & Services — 2.6%
American Greetings Corp. (Class A Stock)	18,100	367,430
American Woodmark Corp.(a)	900	16,362
Blyth, Inc.(a)	11,700	256,698
Buckeye Technologies, Inc.*	41,500	518,750
CSS Industries, Inc.	6,200	227,540
Dollar Thrifty Automotive Group, Inc.*	12,400	293,632
Elizabeth Arden, Inc.*(a)	13,200	268,620
Tupperware Brands Corp.(a)	2,000	66,060

		2,015,092

Containers & Packaging — 0.8%
Aptargroup, Inc.(a)	8,900	364,099
Silgan Holdings, Inc.(a)	4,300	223,342

		587,441

Distribution/Wholesale — 1.3%
Core-Mark Holding Co., Inc.*(a)	2,100	60,312
United Stationers, Inc.*	20,600	951,926

		1,012,238

Diversified Manufacturing — 0.5%
Acuity Brands, Inc.(a)	9,300	418,500

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Electric – Integrated — 0.2%
Avista Corp.(a)	6,300	$135,702

Electric Utilities — 0.6%
Portland General Electric Co.	16,200	450,036

Electrical Equipment — 0.2%
Regal-Beloit Corp.(a)	3,800	170,810

Electronic Components & Equipment — 3.4%
Benchmark Electronics, Inc.*	1,100	19,503
Checkpoint Systems, Inc.*	4,000	103,920
CTS Corp.	7,100	70,503
Cubic Corp.	5,900	231,280
Electro Scientific Industries, Inc.*	1,000	19,850
Encore Wire Corp.	17,900	284,968
GrafTech International Ltd.*(a)	42,000	745,500
Park Electrochemical Corp.	3,300	93,192
Pericom Semiconductor Corp.*	12,900	241,230
Superior Essex, Inc.*	21,100	506,400
Technitrol, Inc.	5,900	168,622
Varian, Inc.*	1,800	117,540

		2,602,508

Electronics — 0.1%
Brady Corp. (Class A Stock)	2,900	101,761

Entertainment & Leisure — 0.1%
Churchill Downs, Inc.	1,300	70,161

Financial – Bank & Trust — 10.8%
Anchor Bancorp Wisconsin, Inc.(a)	3,300	77,616
Banco Latinoamericano de Exportaciones SA (Panama)	17,500	285,425
BankUnited Financial Corp., (Class A Stock)(a)	64,700	446,430
Banner Corp.	2,800	80,444
Berkshire Hills Bancorp, Inc.	1,400	36,400
Cathay General Bancorp(a)	12,400	328,476
Citizens Republic Bancorp, Inc.(a)	46,800	679,068
City Bank (WA)	2,800	62,776
City Holding Co.(a)	1,800	60,912
Columbia Banking System, Inc.(a)	1,700	50,541
Community Bank System, Inc.	6,100	121,207
Community Bancorp NV*	4,400	76,428
Corus Bankshares, Inc.(a)	43,000	458,810
First Community Bancorp, Inc.(a)	4,800	197,952
First Regional Bancorp*	1,800	34,002
FirstFed Financial Corp.*(a)	3,000	107,460
FirstMerit Corp.(a)	26,300	526,263
Frontier Financial Corp.(a)	9,500	176,415
Glacier Bancorp, Inc.(a)	7,900	148,046
Green Bankshares, Inc.	7,000	134,400
IBERIABANK Corp.	2,200	102,850
International Bancshares Corp.	3,800	79,572
MB Financial, Inc.(a)	5,300	163,399
Nara Bancorp, Inc.	6,400	74,688
National Penn Bancshares, Inc.(a)	1,800	27,252
Old National Bancorp.(a)	12,700	189,992
Oriental Financial Group (Puerto Rico)	1,500	20,115
Pacific Capital Bancorp(a)	31,100	626,043
Park National Corp.(a)	2,000	129,000
Preferred Bank	4,200	109,284
Prosperity Bancshares, Inc.	6,900	202,791
Provident Bankshares Corp.(a)	7,800	166,842
Renasant Corp.	2,300	49,611
S&T Bancorp, Inc.	1,400	38,696
Sandy Spring Bancorp, Inc.	3,300	91,806
South Financial Group, Inc. (The)	4,600	71,898
Sterling Bancshares, Inc. (TX)	28,400	316,944
Sterling Financial Corp. (WA)	25,256	424,048
Susquehanna Bancshares, Inc.	12,000	221,280
SVB Financial Group*(a)	1,800	90,720
Texas Capital Bancshares, Inc.*	1,900	34,675
Trustmark Corp.	1,900	48,184
UCBH Holdings, Inc.	10,800	152,928
UMB Financial Corp.(a)	8,100	310,716
United Bancshares, Inc.	10,600	297,012
United Community Banks, Inc.(a)	4,500	71,100
WSFS Financial Corp.	3,100	155,620

		8,356,137

Financial Services — 4.9%
Advanta Corp. (Class B Stock)	12,400	100,068
Apollo Investment Corp.	35,069	597,923
BancFirst Corp.	2,700	115,695
Capital Southwest Corp.	500	59,200
Deluxe Corp.(a)	29,500	970,255
Federal Agricultural Mortgage Corp. (Class C Stock)	2,900	76,328
First Commonwealth Financial Corp.	3,700	39,405
Interactive Brokers Group, Inc.*	5,600	180,992
Max Capital Group Ltd. (Bermuda)(a)	28,800	806,112
MCG Capital Corp.	17,800	206,302
NBT Bancorp, Inc.(a)	5,900	134,638
Ocwen Financial Corp.*(a)	17,800	98,612
Prospect Capital Corp.	22,450	292,973
Waddell & Reed Financial, Inc. (Class A Stock)	3,000	108,270
West Coast BanCorp.	2,100	38,850

		3,825,623

Food — 2.4%
Cal-Maine Foods, Inc.(a)	8,100	214,893
Flowers Foods, Inc.(a)	18,150	424,892
Fresh Del Monte Produce, Inc.*	17,300	580,934
Imperial Sugar Co.(a)	18,700	350,999
Sanderson Farms, Inc.(a)	8,300	280,374

		1,852,092

Healthcare Services — 3.6%
AmSurg Corp.*(a)	4,500	121,770
Apria Healthcare Group, Inc.*(a)	44,700	964,179
Assisted Living Concepts, Inc.*	4,100	30,750
Centene Corp.*(a)	25,700	705,208
Kindred Healthcare, Inc.*	19,200	479,616

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Healthcare Services (cont’d.)
Magellan Health Services, Inc.*(a)	11,300	$526,919

		2,828,442

Home Furnishings — 0.4%
Hooker Furniture Corp.	14,000	281,400

Industrial Products — 0.4%
Tredegar Corp.	21,200	340,896

Insurance — 5.0%
Aspen Insurance Holdings Ltd. (Bermuda)(a)	23,400	674,856
CNA Surety Corp.*	2,300	45,517
FBL Financial Group, Inc.	2,300	79,419
Harleysville Group, Inc.	1,700	60,146
IPC Holdings Ltd. (Bermuda)(a)	8,300	239,621
Meadowbrook Insurance Group, Inc.*(a)	7,300	68,693
Navigators Group, Inc.*	10,000	650,000
Odyssey Re Holdings Corp.	6,700	245,957
Phoenix Cos., Inc. (The)	10,500	124,635
Platinum Underwriters Holdings Ltd. (Bermuda)(a)	21,100	750,316
Safety Insurance Group, Inc.	6,600	241,692
SeaBright Insurance Holdings, Inc.*	18,700	281,996
Selective Insurance Group, Inc.	9,900	227,601
United Fire & Casualty Co.	2,700	78,543
Validus Holdings Ltd. (Bermuda)*	5,100	132,498

		3,901,490

Internet Services — 1.9%
Avocent Corp.*	9,500	221,445
CMGI, Inc.*	9,200	120,428
EarthLink, Inc.*	36,800	260,176
FTD Group, Inc.	20,600	265,328
i2 Technologies, Inc.*	7,200	90,720
InfoSpace, Inc.	6,700	125,960
S1 Corp.*	16,200	118,260
Secure Computing Corp.*	9,000	86,400
United Online, Inc.(a)	15,900	187,938

		1,476,655

Investment Companies — 0.1%
Hercules Technology Growth Capital, Inc.	5,954	73,953

Leisure Time — 0.4%
Polaris Industries, Inc.(a)	6,200	296,174

Machinery & Equipment — 0.8%
Cascade Corp.	900	41,814
Columbus McKinnon Corp.*	3,100	101,122
Hardinge, Inc.	2,800	46,984
Robbins & Myers, Inc.	5,700	431,091

		621,011

Manufacturing — 0.4%
EnPro Industries, Inc.*	8,300	254,395
Trimas Corp.*	1,800	19,062

		273,457

Media — 0.6%
Lin TV Corp. (Class A Stock)*	9,400	114,398
Scholastic Corp.*(a)	9,800	341,922

		456,320

Medical Supplies & Equipment
Conmed Corp.*(a)	1,500	34,665

Metals & Mining — 2.3%
AMCOL International Corp.	1,200	43,236
Ampco-Pittsburgh Corp.	1,500	57,195
Compass Minerals International, Inc.	3,200	131,200
Mueller Industries, Inc.	6,600	191,334
Schnitzer Steel Industries, Inc. (Class A Stock)(a)	7,600	525,388
Worthington Industries, Inc.(a)	44,800	801,024

		1,749,377

Office Equipment — 0.3%
IKON Office Solutions, Inc.(a)	18,900	246,078

Oil & Gas — 5.4%
Brigham Exploration Co.*	19,900	149,648
Clayton Williams Energy, Inc.*	1,500	46,740
Comstock Resources, Inc.*(a)	23,100	785,400
Exterran Holdings, Inc.*(a)	4,100	335,380
Grey Wolf, Inc.*(a)	66,200	352,846
Laclede Group, Inc. (The)	1,600	54,784
Mariner Energy, Inc.*	14,100	322,608
McMoRan Exploration Co.*(a)	2,500	32,725
Northwest Natural Gas Co.(a)	10,200	496,332
Oil States International, Inc.*(a)	5,400	184,248
Pioneer Drilling Co.*	11,100	131,868
Swift Energy Co.*(a)	22,400	986,272
Union Drilling, Inc.*	2,300	36,271
WGL Holdings, Inc.	7,800	255,528

		4,170,650

Paper & Forest Products — 1.3%
Rock-Tenn Co. (Class A Stock)	36,200	919,842
Schweit-Maudit International, Inc.(a)	3,300	85,503

		1,005,345

Pharmaceuticals — 1.4%
Alpharma, Inc. (Class A Stock)*(a)	3,000	60,450
Isis Pharmaceuticals, Inc.*	37,100	584,325
Perrigo Co.(a)	12,400	434,124

		1,078,899

Real Estate Investment Trust — 6.4%
Alexandria Real Estate Equities, Inc.(a)	2,800	284,676

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Real Estate Investment Trust (cont’d.)
American Campus Communities, Inc.	2,800	$75,180
Anthracite Capital, Inc.(a)	20,200	146,248
Ashford Hospitality Trust	25,900	186,221
Biomed Realty Trust, Inc.(a)	8,600	199,262
Corporate Office Properties Trust	5,100	160,650
DiamondRock Hospitality Co.	10,900	163,282
Education Realty Trust, Inc.	15,300	171,972
Equity One, Inc.(a)	12,300	283,269
First Industrial Realty Trust, Inc.(a)	4,300	148,780
Gramercy Capital Corp.(a)	3,200	77,792
HealthCare Realty Trust, Inc.(a)	9,800	248,822
Home Properties, Inc.(a)	2,800	125,580
Inland Real Estate Corp.(a)	9,800	138,768
LaSalle Hotel Properties(a)	9,300	296,670
Lexington Corp. Properties Trust(a)	15,700	228,278
Maguire Properties, Inc.	5,400	159,138
Medical Properties Trust, Inc.	4,600	46,874
MFA Mortgage Investments, Inc.	10,300	95,275
National Retail Properties(a)	10,600	247,828
Nationwide Health Properties, Inc.(a)	4,200	131,754
Parkway Properties, Inc.(a)	1,600	59,168
Pennsylvania Real Estate Investment Trust(a)	8,700	258,216
Potlatch Corp.	5,300	235,532
Realty Income Corp.(a)	13,700	370,174
Senior Housing Properties Trust(a)	9,500	215,460
Sovran Self Storage, Inc.	5,800	232,580

		4,987,449

Real Estate Investment Trust – Hotels — 0.7%
Strategic Hotels & Resorts, Inc.	18,500	309,505
Sunstone Hotel Investors, Inc.	12,300	224,967

		534,472

Real Estate Investment Trust – Other REIT — 0.6%
DCT Industrial Trust, Inc.	20,700	192,717
Entertainment Properties Trust(a)	4,300	202,100
U-Store-It Trust(a)	7,400	67,784

		462,601

Restaurants — 1.3%
Bob Evans Farms, Inc.(a)	7,000	188,510
Domino’s Pizza, Inc.	29,000	383,670
Ihop Corp.	900	32,922
Jack in the Box, Inc.*	13,400	345,318
Landry’s Restaurants, Inc.	500	9,850
Papa John’s International, Inc.*(a)	3,300	74,910

		1,035,180

Retail & Merchandising — 2.4%
Casey’s General Stores, Inc.(a)	4,800	142,128
CEC Entertainment, Inc.*	7,900	205,084
Ethan Allen Interiors, Inc.(a)	4,500	128,250
Insight Enterprises, Inc.*	7,300	133,152
Jo-Ann Stores, Inc.*	15,000	196,200
Movado Group, Inc.	7,900	199,791
Perry Ellis International, Inc.*	21,050	323,749
Stage Stores, Inc.(a)	23,200	343,360
Talbots, Inc.	17,900	211,578

		1,883,292

Self Storage — 0.1%
Extra Space Storage, Inc.	7,000	100,030

Semiconductors — 3.6%
Cymer, Inc.*	14,200	552,806
Emulex Corp.*(a)	51,600	842,112
Entegris, Inc.*	20,900	180,367
Photronics, Inc.*(a)	16,700	208,249
Standard Microsystems Corp.*	2,500	97,675
TriQuint Semiconductor, Inc.*	31,400	208,182
Zoran Corp.*	31,700	713,567

		2,802,958

Services – Telephone — 0.7%
Alaska Communications Systems Group, Inc.	37,500	562,500

Software — 1.1%
CSG Systems International, Inc.*(a)	56,900	837,568

Telecommunications — 3.1%
Anaren, Inc.*	10,800	178,092
Atlantic Tele-Network, Inc.	7,600	256,728
Cincinnati Bell, Inc.*(a)	58,400	277,400
General Communication, Inc. (Class A Stock)*(a)	14,000	122,500
Plantronics, Inc.	13,800	358,800
Premiere Global Services, Inc.*(a)	13,900	206,415
RF Micro Devices, Inc.*(a)	75,400	430,534
Shenandoah Telecom Co.	1,700	40,766
Syniverse Holdings, Inc.*	6,400	99,712
USA Mobility, Inc.*(a)	30,500	436,150

		2,407,097

Transportation — 1.2%
Arkansas Best Corp.(a)	2,700	59,238
Greenbrier Co., Inc.(a)	3,600	80,136
Gulfmark Offshore, Inc.*(a)	6,200	290,098
TBS International Ltd. (Class A Stock) (Bermuda)*	16,300	538,878

		968,350

Utilities — 3.9%
Allete, Inc.(a)	9,500	376,010
Black Hills Corp.	9,100	401,310
Cleco Corp.(a)	10,700	297,460
EMCOR Group, Inc.*	35,200	831,776
New Jersey Resources Corp.(a)	7,800	390,156
NorthWestern Corp.	2,400	70,800
South Jersey Industries, Inc.(a)	4,500	162,405
Southwest Gas Corp.(a)	15,800	470,366

		3,000,283

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Utilities – Electrical Utilities — 0.3%
Westar Energy, Inc.(a)	9,200	$238,648

TOTAL LONG-TERM INVESTMENTS
(cost $80,062,000)		72,718,485

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

SHORT-TERM INVESTMENTS — 43.7%
U.S. TREASURY OBLIGATION — 0.8%
U.S. Treasury Bills(k)(n)
(cost $643,942)
3.69%	01/17/08	$645	644,150

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 42.9%
Dryden Core Investment Fund – Taxable Money Market Series (cost $33,322,479; includes $28,708,379 of cash collateral for securities on loan)(b)(w) (Note 4)	33,322,479	33,322,479

TOTAL SHORT-TERM INVESTMENTS
(cost $33,966,421)		33,966,629

TOTAL INVESTMENTS — 137.3%
(cost $114,028,421; Note 6)		106,685,114
Liabilities in excess of other assets(x) — (37.3)%		(28,966,025)

NET ASSETS — 100.0%		$77,719,089

The following abbreviation is used in portfolio descriptions:
REIT	Real Estate Investment Trust
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $27,295,502; cash collateral of $28,708,379 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets include unrealized depreciation on futures contracts as follows:

Futures contracts open at December 31, 2007:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2007	Depreciation

Long Positions:
12	Russell
	2000	Mar 08	$4,752,650	$4,633,200	$(119,450)
1	Russell
	Mini 2000	Mar 08	80,090	77,220	(2,870)

					$(122,320)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (36.9% represents investments purchased with collateral from securities on loan)	42.9%
Financial – Bank & Trust	11.0
Real Estate Investment Trust	6.7
Oil & Gas	5.4
Insurance	5.0
Financial Services	4.9
Utilities	3.9
Semiconductors	3.6
Commercial Services	3.4
Electronic Components & Equipment	3.4
Telecommunications	3.1
Chemicals	2.8
Consumer Products & Services	2.6
Retail & Merchandising	2.4
Healthcare Services	2.4
Food	2.4
Metals & Mining	2.3
Automotive Part & Equipment	2.1
Computer Services & Software	2.1
Internet Services	1.9
Airlines	1.4
Pharmaceuticals	1.4
Restaurants	1.3
Distribution/Wholesale	1.3
Paper & Forest Products	1.3
Construction	1.3
Transportation	1.2
Healthcare Providers & Services	1.2
Software	1.1
U.S. Treasury Obligation	0.8
Containers & Packaging	0.8
Machinery & Equipment	0.8
Services – Telephone	0.7
Clothing & Apparel	0.7
Real Estate Investment Trust – Hotels	0.7
Media	0.6
Electric Utilities	0.6
Diversified Manufacturing	0.5
Aerospace	0.5
Industrial Products	0.4
Broadcasting	0.4
Biotechnology	0.4
Leisure Time	0.4
Home Furnishings	0.4
Manufacturing	0.4
Real Estate Investment Trust – Other REIT	0.3
Consumer Cyclicals – Leisure & Entertainment	0.3
Office Equipment	0.3
Utilities – Electrical Utilities	0.3
Banks	0.3
Electrical Equipment	0.2
Electric – Integrated	0.2
Electronics	0.1
Self Storage	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Industry (cont’d.)

Investment Companies	0.1%
Entertainment & Leisure	0.1
Commercial Banks	0.1

137.3
Liabilities in excess of other assets	(37.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

ASSETS:
Investments at value, including securities on loan of $27,295,502:
Unaffiliated investments (cost $80,705,942)	$73,362,635
Affiliated investments (cost $33,322,479)	33,322,479
Dividends and interest receivable	256,581
Receivable for fund share sold	166,576
Prepaid expenses	2,013

Total Assets	107,110,284

LIABILITIES:
Payable to broker for collateral for securities on loan	28,708,379
Payable to custodian	559,059
Payable for fund share repurchased	49,510
Accrued expenses and other liabilities	37,298
Advisory fees payable	29,637
Due to broker-variation margin	6,710
Shareholder servicing fees payable	602

Total Liabilities	29,391,195

NET ASSETS	$77,719,089

Net assets were comprised of:
Paid-in capital	$87,885,400
Retained earnings	(10,166,311)

Net assets, December 31, 2007	$77,719,089

Net asset value and redemption price per share, $77,719,089/8,540,154 outstanding shares of beneficial interest	$9.10

STATEMENT OF OPERATIONS Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $139 foreign withholding tax)	$2,102,469
Affiliated income from securities lending, net	271,112
Affiliated dividend income	175,841
Unaffiliated interest	32,516

2,581,938

EXPENSES
Advisory fees	1,012,442
Shareholder servicing fees and expenses	74,601
Custodian and accounting fees	56,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	10,000
Legal fees and expenses	6,000
Shareholders’ reports	3,000
Insurance expenses	2,000
Loan interest expense (Note 7)	1,807
Miscellaneous	7,162

Total expenses	1,209,012

NET INVESTMENT INCOME	1,372,926

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(3,381,467)
Futures transactions	(743,468)

(4,124,935)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,713,465)
Futures	(104,685)

(16,818,150)

NET LOSS ON INVESTMENTS	(20,943,085)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,570,159)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,372,926	$826,341
Net realized gain (loss) on investment transactions	(4,124,935)	12,795,378
Net change in unrealized appreciation (depreciation) on investments	(16,818,150)	6,433,042

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,570,159)	20,054,761

DISTRIBUTIONS	(13,621,719)	(6,990,497)

FUND SHARE TRANSACTIONS:
Fund share sold [1,967,055 and 2,350,360 shares, respectively]	25,608,086	29,434,146
Fund share issued in reinvestment of distributions [1,513,524 and 569,258 shares, respectively]	13,621,719	6,990,497
Fund share repurchased [3,909,059 and 3,040,446 shares, respectively]	(48,895,905)	(37,485,786)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(9,666,100)	(1,061,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,857,978)	12,003,121
NET ASSETS:
Beginning of year	120,577,067	108,573,946

End of year	$77,719,089	$120,577,067

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 95.7%		Value
COMMON STOCKS — 95.7%	Shares	(Note 2)

Advertising — 1.2%
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*(a)	27,700	$766,182
Greenfield Online, Inc.*	50,700	740,727
Lamar Advertising Co. (Class A Stock)(a)	21,400	1,028,698
Monster Worldwide, Inc.*	29,976	971,222
National CineMedia, Inc.(a)	72,600	1,830,246
Valueclick, Inc.*(a)	135,523	2,967,954
Visionchina Media, Inc., ADR (China)*(a)	90,900	772,650

		9,077,679

Aerospace — 3.1%
Aerovironment, Inc.*	16,181	391,580
CAE, Inc. (Canada)(a)	34,500	461,265
Curtiss-Wright Corp.(a)	50,754	2,547,851
DRS Technologies, Inc.	64,937	3,524,131
Ducommun, Inc.*	59,400	2,257,200
Heico Corp.	281	15,309
Innovative Solutions and Support, Inc.*(a)	350,996	3,401,151
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	112,300	3,874,350
Teledyne Technologies, Inc.*(a)	48,416	2,582,025
TransDigm Group, Inc.*(a)	25,885	1,169,226
Triumph Group, Inc.	35,403	2,915,437

		23,139,525

Agriculture — 0.1%
Andersons, Inc., (The)	11,201	501,805

Apparel — 0.2%
Geox SpA (Italy)	62,500	1,256,451

Apparel & Textile — 0.2%
Volcom, Inc.*(a)	54,969	1,210,967
Wolverine World Wide, Inc.	8,927	218,890

		1,429,857

Automobile Manufacturers — 0.5%
Copart, Inc.*	49,700	2,114,735
Piaggio & Co., SpA, 144A (Italy)	465,800	1,585,083

		3,699,818

Automotive Parts — 2.9%
Advance Auto Parts, Inc.	209,000	7,939,910
CLARCOR, Inc.	116,212	4,412,570
Commercial Vehicle Group, Inc.*(a)	211,300	3,063,850
H&E Equipment Services, Inc.*	16,446	310,500
O’Reilly Automotive, Inc.*(a)	179,700	5,827,671

		21,554,501

Biotechnology — 0.8%
American Oriental Bioengineering, Inc. (China)*(a)	222,600	2,466,408
AspenBio Pharma, Inc.*(a)	7,700	67,144
BioMimetic Therapeutics, Inc.*	5,600	97,272
Enzon Pharmaceuticals, Inc.*(a)	47,600	453,628
Kosan Biosciences, Inc.*(a)	343,400	1,236,240
Medicure, Inc., 144A (China)	533,185	479,867
Qiagen NV (Germany)*	56,100	1,215,553

		6,016,112

Building Materials — 2.1%
Apogee Enterprises, Inc.(a)	86,699	1,483,420
Cemex SA de CV, ADR (Mexico)*	114,536	2,960,756
Drew Industries, Inc.*(a)	44,402	1,216,615
Eagle Materials, Inc.(a)	212,400	7,535,952
Simpson Manufacturing Co., Inc.(a)	82,540	2,194,738

		15,391,481

Business Services — 4.0%
Actuate Corp.*	18,744	145,641
Administaff, Inc.(a)	12,252	346,486
Arbitron, Inc.	24,387	1,013,768
ChinaCast Education Corp.*(a)	276,100	1,888,524
CoStar Group, Inc.*(a)	61,600	2,910,600
Ctrip.com International Ltd., ADR (China)	51,700	2,971,199
Deluxe Corp.	852	28,022
Exponent, Inc.*	28,725	776,724
Hiedrick & Struggles International, Inc.	14,425	535,312
HireRight, Inc.*	60,700	756,322
Informatica Corp.*(a)	129,025	2,325,030
InfoUSA, Inc.	5,088	45,436
Iron Mountain, Inc.*	37,041	1,371,258
Kenexa Corp.*(a)	216,400	4,202,488
Media & Entertainment Holdings, Inc.*	102,800	848,100
NuCo2, Inc.*(a)	116,491	2,900,626
Onvia, Inc.*(a)	223,223	1,908,557
Team, Inc.*	30,367	1,110,825
TeleTech Holdings, Inc.*	41,496	882,620
Veraz Networks, Inc.*(a)	32,900	158,578
Watson Wyatt Worldwide, Inc. (Class A Stock)	50,620	2,349,274
Wright Express Corp.*	11,355	402,989

		29,878,379

Cable Television — 1.7%
Central European Media Enterprises Ltd. (Class A Stock) (Bermuda)*(a)	94,632	10,975,420
Lodgenet Entertainment Corp.*(a)	100,948	1,760,533

		12,735,953

Chemicals — 0.7%
Cabot Microelectronics Corp.*(a)	33,826	1,214,692
Compass Minerals International, Inc.	14,156	580,396
Hercules, Inc.	86,974	1,682,947
Landec Corp.*(a)	127,961	1,714,677

		5,192,712

Clothing & Apparel — 0.7%
Belle International Holdings Ltd. (Hong Kong)	156,400	233,981

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Clothing & Apparel (cont’d.)
Celebrate Express, Inc.(a)	42,766	$338,707
Deckers Outdoor Corp.*(a)	16,534	2,563,762
Gymboree Corp.*(a)	79,510	2,421,874

		5,558,324

Commercial Services — 0.6%
Allen-Vanguard Corp., 144A (Canada)	40,300	218,048
Cogent Communications Group*	6,148	145,769
DynCorp International, Inc. (Class A Stock)*	35,206	946,337
Macquarie Infrastructure Co. LLC	28,900	1,171,317
Morningstar, Inc.*	8,464	658,076
SEB – Sistema Educacional Brasileiro SA (Brazil)	16,800	235,955
Standard Parking Corp.*	13,985	678,133
TNS, Inc.(a)	28,738	510,099

		4,563,734

Commercial Services & Supplies — 0.1%
United Stationers, Inc.*(a)	10,326	477,164

Communication Equipment — 0.1%
Soundbite Communications, Inc.*(a)	115,200	794,880

Computer Hardware — 0.7%
Commvault Systems, Inc.*(a)	132,200	2,799,996
Quantum Corp.*	179,700	483,393
Super Micro Computer, Inc.*(a)	73,700	565,279
Synaptics, Inc.*(a)	28,431	1,170,220

		5,018,888

Computer Services & Software — 8.5%
Advent Software, Inc.*(a)	52,844	2,858,860
BladeLogic, Inc.*(a)	9,300	275,001
Bottomline Technology*	40,067	560,938
Ceragon Networks Ltd. (Israel)*	77,700	768,453
Compellent Technologies, Inc.*(a)	99,300	1,194,579
Compugroup Holding AG (Germany)*	139,800	2,738,892
Data Domain, Inc.*	19,200	505,728
Factset Research Systems, Inc.(a)	42,000	2,339,400
Fundtech Ltd. (Israel)*	125,042	1,670,561
Guidance Software, Inc.*(a)	172,743	2,408,037
Hurco Cos., Inc.*	2,540	110,871
iGATE Corp.*	3,710	31,424
IHS, Inc. (Class A Stock)*(a)	90,624	5,488,190
Interactive Intelligence, Inc.*(a)	18,683	492,297
Magma Design Automation, Inc.*	105,497	1,288,118
Manhattan Associates, Inc.*	43,719	1,152,433
Monotype Imaging Holdings, Inc.*	217,000	3,291,890
MSCI, Inc.*	34,100	1,309,440
NAVTEQ Corp.*	27,529	2,081,192
Netezza Corp.*	38,600	532,680
Omniture, Inc.*(a)	213,500	7,107,415
Parametric Technology Corp.*	178,200	3,180,870
PROS Holdings, Inc.*	90,400	1,773,648
Radiant Systems, Inc.*(a)	14,961	257,778
SI International, Inc.*	37,811	1,038,668
Solera Holdings, Inc.*(a)	286,045	7,088,195
SRA International, Inc. (Class A Stock)*	85,379	2,514,412
Stanley, Inc.*	17,293	553,722
Starlims Technologies Ltd. (Israel)*	46,300	499,114
SXC Health Solutions Corp. (Canada)*	52,900	767,050
Sykes Enterprises, Inc.*	82,118	1,478,124
Syntax-Brillian Corp.*(a)	625,900	1,927,772
Syntel, Inc.	15,338	590,820
Telecity Group PLC (United Kingdom)	93,100	555,976
TIBCO Software, Inc.*(a)	119,200	961,944
Virtusa Corp.*(a)	86,300	1,495,579

		62,890,071

Computer Networking — 0.4%
DP World Ltd. (United Arab Emirates)*	2,619,600	3,117,324

Construction — 0.9%
China Properties Group Ltd. (China)	1,133,700	691,331
Dycom Industries, Inc.*	99,599	2,654,313
McDermott International, Inc.*(a)	14,462	853,692
Perini Corp.*(a)	58,020	2,403,189

		6,602,525

Consulting Services — 0.1%
ICF International, Inc.*	21,555	544,479

Consumer Products & Services — 1.7%
1-800-Flowers.com, Inc. (Class A Stock)*	7,426	64,829
Chattem, Inc.*(a)	33,451	2,526,888
Chemed Corp.	30,028	1,677,965
Fossil, Inc.*(a)	62,807	2,636,638
ICO, Inc.*	26,157	335,856
Nu Skin Enterprises, Inc. (Class A Stock)	40,738	669,325
Tupperware Brands Corp.(a)	78,202	2,583,012
Vanceinfo Technologies, Inc., ADR (China)*	216,700	1,950,300

		12,444,813

Containers & Packaging — 0.5%
Greif, Inc. (Class A Stock)(a)	19,976	1,305,831
Silgan Holdings, Inc.(a)	41,762	2,169,118

		3,474,949

Cosmetics & Toiletries — 0.1%
Bare Escentuals, Inc.*(a)	42,800	1,037,900

Diversified Operations — 1.0%
Actuant Corp. (Class A Stock)(a)	60,490	2,057,265
Max India Ltd. (India)*	108,072	719,201
Mylan, Inc.*	2,100	2,134,125
Nighthawk Radiology Holdings, Inc.*(a)	78,704	1,656,719
RHJ International SA (Belgium)*	73,710	1,207,000

		7,774,310

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Drugs & Medicine — 0.9%
Dyax Corp.*	146,600	$536,556
OSI Pharmaceuticals, Inc.*(a)	119,900	5,816,349

		6,352,905

Education — 0.4%
American Public Education, Inc.*	12,700	530,606
Capella Education Co.*	18,070	1,182,862
Chinaedu Corp., ADR (China)*	8,100	68,850
K12, Inc.*	10,800	279,504
New Oriental Education & Technology Group, Inc., ADR (China)*	15,600	1,257,204

		3,319,026

Electric — 0.3%
ITC Holdings Corp.	39,400	2,222,948

Electronic Components & Equipment — 3.8%
Advanced Analogic Technologies, Inc.*(a)	116,904	1,318,677
American Science & Engineering, Inc.(a)	19,509	1,107,136
Ansoft Corp.*	27,478	710,306
Badger Meter, Inc.(a)	46,049	2,069,903
Cubic Corp.(a)	68,241	2,675,047
EnergySolutions, Inc.*	60,600	1,635,594
ESCO Technologies, Inc.*	13,112	523,693
Flir Systems, Inc.*	84,006	2,629,388
GrafTech International Ltd.*(a)	72,482	1,286,556
II-VI, Inc.*	19,499	595,695
Microtune, Inc.*	34,172	223,143
Plexus Corp.*(a)	90,876	2,386,404
Rofin-Sinar Technologies, Inc.*	9,978	480,042
Spire Corp.*	196,056	4,636,724
Technitrol, Inc.	62,912	1,798,025
Vicor Corp.(a)	71,609	1,116,384
Woodward Governor Co.(a)	41,352	2,809,868

		28,002,585

Energy — 0.2%
PNOC Energy Development Corp. (Philippines)	8,175,100	1,271,864

Entertainment & Leisure — 1.0%
Aicon SpA (Italy)*	194,300	588,039
Bally Technologies, Inc.*(a)	54,810	2,725,153
Digital Music Group, Inc.*	62,425	202,883
Giant Interactive Group, Inc., ADR (China)*(a)	45,600	591,888
Life Time Fitness, Inc.*(a)	18,800	933,984
NetFlix, Inc.*(a)	93,689	2,494,001

		7,535,948

Equipment Services — 0.1%
AZZ, Inc.*(a)	37,977	1,076,648

Financial – Bank & Trust — 0.8%
ICICI Bank Ltd., ADR (India)	41,200	2,533,800
Penson Worldwide, Inc.*	40,273	577,918
Preferred Bank	11,170	290,643
Redecard SA, GDR, 144A (Brazil)	22,300	721,619
SVB Financial Group*(a)	36,569	1,843,078

		5,967,058

Financial – Brokerage — 0.5%
Greenhill & Co, Inc.(a)	39,165	2,603,689
Koppers Holdings, Inc.	20,530	887,717

		3,491,406

Financial Services — 3.2%
Affiliated Managers Group, Inc.*(a)	30,640	3,598,974
Bankrate, Inc.*(a)	56,260	2,705,543
Capital One Financial Corp.(a)	15,100	713,626
Dollar Financial Corp.*	19,405	595,540
ExlService Holdings, Inc.*	47,993	1,107,679
FCStone Group, Inc.*	2,795	128,654
GFI Group, Inc.*(a)	28,971	2,773,104
GlobalOptions Group, Inc.*	114,800	516,600
Huron Consulting Group, Inc.*	9,581	772,516
IndyMac Bancorp, Inc.(a)	226,157	1,345,634
Interactive Brokers Group, Inc.*(a)	85,054	2,748,945
Investment Technology Group, Inc.*	19,171	912,348
National Financial Partners Corp.	9,114	415,690
optionsXpress Holdings, Inc.	155,931	5,273,586
Trimas Corp.*	422	4,469

		23,612,908

Food — 1.7%
Chipotle Mexican Grill, Inc.*(a)	36,504	5,368,643
Flowers Foods, Inc.(a)	59,425	1,391,139
Lance, Inc.	181,678	3,709,865
Middleby Corp.*	17,481	1,339,394
Nash Finch Co.(a)	1,528	53,908
Spartan Stores, Inc.	36,934	843,942

		12,706,891

Furniture — 0.3%
Poltrona Frau SpA (Italy)	31,200	98,074
Tempur-Pedic International, Inc.(a)	86,174	2,237,939

		2,336,013

Healthcare – Medical Products
ThermoGenesis Corp.*(a)	230,552	364,272

Healthcare Services — 1.0%
Animal Health International, Inc.*	15,200	186,960
athenahealth, Inc.*(a)	14,900	536,400
Centene Corp.*	6,638	182,147
Medarex, Inc.*(a)	112,300	1,170,166
Mylan, Inc.	114,200	1,605,652
Phase Forward, Inc.*(a)	149,900	3,260,325
Protalix BioTherapeutics, Inc. (Israel)*	106,200	361,080
Visicu, Inc.*	25,970	308,264
WebMD Health Corp. (Class A Stock)*(a)	2,900	119,103

		7,730,097

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Hotels & Motels — 0.2%
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)	18,633	$1,071,770
Universal Travel Group (China)*(a)	74,700	284,607

		1,356,377

Industrial Products — 1.9%
AMCOL International Corp.	67,057	2,416,064
Applied Industrial Technologies, Inc.	20,530	595,781
Barnes Group, Inc.(a)	28,551	953,318
Entropic Communications, Inc.*(a)	403,500	2,937,480
Hexel Corp.*	54,300	1,318,404
LDK Solar Co. Ltd., ADR (China)*(a)	27,500	1,292,775
Roper Industries, Inc.	12,614	788,879
Trinity Industries, Inc.	151,023	4,192,398

		14,495,099

Insurance — 1.4%
Alleghany Corp.*(a)	6,569	2,640,738
Darwin Professional Underwriters, Inc.*	24,090	582,255
Life Partners Holdings, Inc.(a)	28,509	789,692
National Interstate Corp.	21,914	725,354
Philadelphia Consolidated Holding Corp.*	60,040	2,362,574
Willis Group Holdings Ltd. (United Kingdom)	89,253	3,388,937

		10,489,550

Internet Services — 5.2%
Access Integrated Technologies, Inc. (Class A Stock)*(a)	73,913	330,391
Alibaba.Com Ltd. (China)*	2,056,100	7,291,041
Atheros Communications, Inc.*	15,367	469,308
B2W Companhia Global Do Varejo, GDR, 144A (Brazil)*	32,000	2,552,810
Blackboard, Inc.*(a)	42,300	1,702,575
Chordiant Software, Inc.*	44,281	378,603
eBay, Inc.*	36,200	1,201,478
Global Sources Ltd. (Bermuda)*	36,740	1,034,231
Gmarket, Inc., ADR (South Korea)*(a)	66,600	1,658,340
Intellon Corp.*	107,800	812,812
Ipass, Inc.*(a)	478,600	1,943,116
j2 Global Communications, Inc.*(a)	12,567	266,043
Jupitermedia Corp.*(a)	529,316	2,021,987
Mercadolibre, Inc. (Argentina)*(a)	12,800	945,664
NaviSite, Inc.*	260,300	1,317,118
Netgear, Inc.*	10,628	379,101
NIC, Inc.(a)	114,638	967,545
Online Resources Corp. (Germany)*	96,500	1,150,280
Online Resources Corp., 144A (Germany)	61,000	730,780
Perfect World Co. Ltd., ADR (China)*	48,800	1,360,544
Priceline.com, Inc.*(a)	24,903	2,860,359
RADWARE Ltd. (Israel)*	39,900	615,258
Shutterfly, Inc.*(a)	56,057	1,436,180
Switch & Data Facilities Co., Inc.*	31,300	501,426
United Online, Inc.(a)	191,642	2,265,208
Vasco Data Security International, Inc.*(a)	81,897	2,286,564

		38,478,762

Internet Software & Services — 0.2%
MicroStrategy, Inc. (Class “A” Stock) (Ghana)*	1,151	109,460
Synchronoss Technologies, Inc.*(a)	43,380	1,537,387

		1,646,847

Machinery — 0.3%
Wabtec Corp.	65,204	2,245,626

Machinery & Equipment — 0.7%
Astec Industries, Inc.*(a)	13,136	488,528
GenCorp, Inc.*	153,363	1,788,212
Gorman-Rupp Co. (The)	12,274	382,957
Manitowoc Co., Inc. (The)(a)	55,753	2,722,419

		5,382,116

Manufacturing — 0.6%
Lindsay Corp.(a)	40,187	2,840,819
Renesola Ltd. (United Kingdom)*	178,500	1,754,407

		4,595,226

Media — 0.4%
Dolan Media Co.*	81,400	2,374,438
TVN SA (Poland)	93,455	949,997

		3,324,435

Medical Supplies & Equipment — 3.4%
Arena Pharmaceuticals, Inc.*(a)	165,600	1,296,648
Conceptus, Inc.*	505	9,716
Endo Pharmaceuticals Holdings, Inc.*	50,500	1,346,835
Endologix, Inc.*(a)	132,900	372,120
Illumina, Inc.*(a)	53,100	3,146,706
Incyte Corp.*(a)	309,297	3,108,435
Insulet Corp.*(a)	50,500	1,185,740
Masimo Corp.*	3,900	153,855
Mentor Corp.(a)	53,148	2,078,087
NxStage Medical, Inc.*(a)	111,500	1,691,455
Orthofix International NV (Netherlands)*(a)	106,018	6,145,863
Possis Medical, Inc.*	31,631	461,180
Quidel Corp.*	22,792	443,760
Silicon Laboratories, Inc.*	67,798	2,537,679
Sirtris Pharmaceuticals, Inc.*(a)	14,600	199,874
Thermage, Inc.*	10,600	61,268
Vnus Medical Technologies, Inc.*	22,961	333,394
Wright Medical Group, Inc.*	16,250	474,013

		25,046,628

Metals & Mining — 1.3%
Alpha Natural Resources, Inc.*	12,505	406,163
Dynamic Materials Corp.	38,538	2,269,888
Hecla Mining Co.*	15,195	142,073
Kaiser Aluminum Corp.(a)	26,312	2,091,278
Layne Christensen Co.*	31,949	1,572,210

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Metals & Mining (cont’d.)
Sun Hydraulics Corp.	1,979	$49,930
Valmont Industries, Inc.	31,891	2,842,126

		9,373,668

Office Equipment
HNI Corp.(a)	4,432	155,386

Oil & Gas — 0.4%
Cal Dive International, Inc.*(a)	31,757	420,463
Dawson Geophysical Co.*	29,290	2,093,063
Dril-Quip, Inc.*	1,637	91,116

		2,604,642

Paper & Forest Products — 0.2%
Nine Dragons Paper Holdings Ltd. (Hong Kong)	650,200	1,625,119

Personal Services — 0.3%
Corinthian Colleges, Inc.*	9,667	148,872
SuccessFactors, Inc.*(a)	139,500	1,648,890
US Physical Therapy, Inc.*	9,449	135,782

		1,933,544

Pharmaceuticals — 6.9%
Adaltis, Inc. (Canada)*	224,200	140,842
Alkermes, Inc.*	8,221	128,165
Allergan, Inc.	62,316	4,003,180
Alnylam Pharmaceuticals, Inc.*(a)	81,600	2,372,928
Auxilium Pharmaceuticals, Inc.*	176,300	5,287,237
Avalon Pharmaceuticals, Inc.*	30,500	96,685
BioMarin Pharmaceutical, Inc.*	41,885	1,482,729
China Nepstar Chain Drugstore Ltd., ADR (China)*(a)	48,700	856,146
Dynavax Technologies Corp.*	336,400	1,708,912
Glenmark Pharmaceuticals Ltd. (India)	196,600	2,972,818
Indevus Pharmaceuticals, Inc.*	106,106	737,437
Isis Pharmaceuticals, Inc.*(a)	174,300	2,745,225
Medicines Co.*	116,150	2,225,434
Medicure, Inc.*	346,700	351,284
Momenta Pharmaceuticals, Inc.*(a)	68,800	491,232
Neurochem, Inc. (Canada)*(a)	135,000	301,050
Neurocrine Biosciences, Inc.*(a)	187,800	852,612
NeurogesX, Inc.*	60,500	384,780
Newron Pharmaceuticals SpA, 144A (Switzerland)*	8,900	400,919
Nicholas Piramal India Ltd. (India)	49,000	445,681
Obagi Medical Products, Inc.*(a)	45,154	825,867
Pain Therapeutics, Inc.*(a)	19,800	209,880
Penwest Pharmaceuticals Co.*(a)	212,954	1,245,781
Perrigo Co.(a)	75,536	2,644,515
PetMed Express, Inc.*	17,150	207,515
PharmaNet Development Group, Inc.*(a)	57,859	2,268,651
Progenics Pharmaceuticals, Inc.*(a)	131,506	2,376,313
Regeneron Pharmaceuticals, Inc.*	105,298	2,542,947
Spectrum Pharmaceuticals, Inc.*(a)	359,256	977,176
USANA Health Sciences, Inc.*(a)	10,412	386,077
Vical, Inc.*	196,100	833,425
Warner Chilcott Ltd. (Class A Stock)*(a)	486,185	8,620,060
WuXi PharmaTech Cayman, Inc., ADR (China)*	11,200	327,488

		51,450,991

Printing & Publishing — 0.3%
Wiley, (John) & Sons, Inc. (Class A Stock)	52,846	2,263,394

Railroads — 0.6%
China Railway Group Ltd. (Class H Stock) (China)*	763,000	1,050,943
Kansas City Southern*(a)	94,568	3,246,519

		4,297,462

Real Estate — 0.6%
Brasil Brokers Participacoes SA (Brazil)	2,700	1,971,910
China Housing & Land Development, Inc. (China)*(a)	140,000	701,400
E-House China Holdings Ltd., ADR (China)*(a)	33,100	788,773
Standard Pacific Corp.(a)	268,900	900,815

		4,362,898

Real Estate Investment Trust — 0.8%
Annaly Mortgage Management, Inc.(a)	159,700	2,903,346
Brigade Enterprises Ltd. (India)*	7,190	69,054
Chimera Investment Corp.	51,700	924,396
Dupont Fabros Technology, Inc.	10,800	211,680
Xinyuan Real Estate Co. Ltd., ADR (China)*	135,400	1,926,742

		6,035,218

Restaurants — 0.5%
Buffalo Wild Wings, Inc.*(a)	113,164	2,627,668
Texas Roadhouse, Inc. (Class A Stock)*(a)	107,146	1,185,035

		3,812,703

Retail & Merchandising — 3.9%
Aeropostale, Inc.*(a)	28,116	745,074
Blue Nile, Inc.*(a)	25,676	1,747,509
Buckle, Inc. (The)	65,773	2,170,509
Cache, Inc.*(a)	31,109	290,558
Cash America International, Inc.(a)	3,985	128,715
China Dongxiang Group Co (China)	269,400	200,390
CROCS, Inc.*(a)	43,952	1,617,873
Dick’s Sporting Goods, Inc.*(a)	342,200	9,499,472
Ezcorp, Inc.*	110,134	1,243,413
hhgregg, Inc.*	330,900	4,553,184
JOS A Bank Clothiers, Inc.*(a)	39,678	1,128,839
LJ International, Inc. (Hong Kong)*(a)	94,653	541,415
Longs Drug Stores Corp.	45,017	2,115,799
Lululemon Athletica, Inc. (Canada)*(a)	17,600	833,712

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail & Merchandising (cont’d.)
PC Mall, Inc.*(a)	84,751	$789,032
Rubio’s Restaurants, Inc.*	97,800	806,850
Sally Beauty Holdings, Inc.*	71,895	650,650
Vinda International Holdings Ltd. (China)*	202,200	108,190

		29,171,184

Semiconductors — 7.3%
Anadigics, Inc.*(a)	235,366	2,723,185
ARM Holdings PLC, ADR (United Kingdom)	148,429	1,098,375
Aviza Technology, Inc.*	126,100	242,112
Bookham, Inc.*(a)	280,300	667,114
CSR PLC (United Kingdom)*	558,000	6,664,543
Cymer, Inc.*	6,614	257,483
Diodes, Inc.*	27,806	836,126
Eagle Test Systems, Inc.*	62,415	797,664
Emulex Corp.*	18,724	305,576
First Solar, Inc.*(a)	63,900	17,070,246
Himax Technologies, Inc., ADR (Taiwan)(a)	168,900	721,203
Hittite Microwave Corp.*	5,910	282,262
IPG Photonics Corp.*	24,755	494,852
MEMC Electronic Materials, Inc.*	157,670	13,952,218
Microsemi Corp.*(a)	168,337	3,726,981
ON Semiconductor Corp.*(a)	228,636	2,030,288
Silicon Image, Inc.*(a)	142,970	646,224
Sirf Technology Holdings, Inc.*(a)	21,847	549,015
Spansion, Inc. (Class A Stock)*	150,519	591,540
Ultratech, Inc.*	53,281	604,206

		54,261,213

Technology – Computer Software
Take-Two Interactive Software, Inc.*	1,401	25,848

Technology – Information Services — 0.1%
Aecom Technology Corp.*(a)	35,200	1,005,664

Technology – Supply Chain — 0.3%
ScanSource, Inc.*(a)	61,921	2,003,144

Telecommunications — 2.7%
Airvana, Inc.*	11,300	61,359
Bharti Airtel Ltd. (India)*	159,400	3,987,003
Comtech Telecommunications Corp.*(a)	51,639	2,789,022
CPI International, Inc.*	55,293	945,510
Gilat Satellite Networks Ltd. (Israel)*	359,001	3,676,170
Maxcom Telecomunicaciones SAB de CV, ADR (Mexico)*	200,400	2,547,084
NTELOS Holdings Corp.	68,696	2,039,584
PAETEC Holding Corp.*	74,300	724,425
Shenandoah Telecom Co.	9,256	221,959
Time Warner Telecom, Inc. (Class A Stock)*(a)	163,117	3,309,644

		20,301,760

Telecommunications Equipment — 0.1%
ADVA AG Optical Networking (Germany)*	114,800	574,025

Transportation — 7.2%
Air Methods Corp.*(a)	39,380	1,956,005
Aramex Co. (United Arab Emirates)*	2,244,512	1,857,898
Bristow Group, Inc.*(a)	47,149	2,670,991
Dynamex, Inc.*	70,844	1,917,039
Expeditors International Washington, Inc.(a)	156,497	6,992,286
Forward Air Corp.	225,371	7,024,814
Grupo TMM SA de C.V., ADR (Mexico)*	115,300	259,425
Kuehne & Nagel International AG (Switzerland)	30,050	2,879,852
Landstar System, Inc.(a)	222,972	9,398,270
Old Dominion Freight Line, Inc.*	74,700	1,726,317
Pacer International, Inc.	211,917	3,093,988
Polaris Industries, Inc.(a)	11,189	534,498
Quality Distribution, Inc.*(a)	208,600	926,184
Ryder System, Inc.	71,000	3,337,710
Shriram Transport Finance Co. Ltd. (India)	21,600	223,015
UTi Worldwide, Inc. (British Virgin Islands)(a)	443,700	8,696,520

		53,494,812

Utilities — 0.8%
BGR Energy Systems Ltd. (India)	11,920	145,163
Consolidated Water Co., Inc. (Ivory Coast)(a)	18,519	466,494
Teekay Tankers Ltd. (Bahamas)*	97,500	2,145,000
Yingli Green Energy Holding Co. Ltd., ADR (China)*(a)	81,000	3,134,700

		5,891,357

TOTAL COMMON STOCKS
(cost $646,319,520)		711,868,901

	Units

WARRANTS*
Avalon Pharmaceuticals, Inc., expiring 04/18/12	8	10,399
Cortex Pharmaceuticals, Inc., expiring 08/28/12	55	9,527
Medicure, Inc., expiring 12/02/11	107	38,601
Point Therapeutics, Inc., expiring 07/01/12	84	6,916

TOTAL WARRANTS
(cost $1,220)		65,443

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CONVERTIBLE BONDS
Pharmaceuticals
Neurochem, Inc., Sr. Unsec’d. Notes,
144A
(cost $135,000)
6.00%	11/15/26	NR	$135	$94,183

TOTAL LONG-TERM INVESTMENTS
(cost $646,455,740)				712,028,527

SHORT-TERM INVESTMENT — 42.3%
			Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $314,439,689; includes $285,986,760 of cash collateral for securities on loan)(b)(w) (Note 4)			314,439,689	314,439,689

TOTAL INVESTMENTS (o) — 138.0%
(cost $960,895,429; Note 6)				1,026,468,216
Liabilities in excess of other assets — (38.0)%				(282,846,440)

NET ASSETS — 100.0%				$743,621,776

The following abbreviations are used in portfolio descriptions:
144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $270,889,177; cash collateral of $285,986,760 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 10 securities representing $8,066,714 and 1.1% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (38.5% represents investments purchased with collateral from securities on loan)	42.3%
Computer Services & Software	8.5
Semiconductors	7.3
Transportation	7.2
Pharmaceuticals	6.9
Internet Services	5.2
Business Services	4.0
Retail & Merchandising	3.9
Electronic Components & Equipment	3.8
Medical Supplies & Equipment	3.4
Financial Services	3.2
Aerospace	3.1
Automotive Parts	2.9
Telecommunications	2.7
Building Materials	2.1
Industrial Products	1.9
Cable Television	1.7
Food	1.7
Consumer Products & Services	1.7
Insurance	1.4
Metals & Mining	1.3
Advertising	1.2
Diversified Operations	1.0
Healthcare Services	1.0
Entertainment & Leisure	1.0
Construction	0.9
Drugs & Medicine	0.9
Real Estate Investment Trust	0.8
Biotechnology	0.8
Financial – Bank & Trust	0.8
Utilities	0.8
Clothing & Apparel	0.7
Machinery & Equipment	0.7
Chemicals	0.7
Computer Hardware	0.7
Manufacturing	0.6
Commercial Services	0.6
Real Estate	0.6
Railroads	0.6
Restaurants	0.5
Automobile Manufacturers	0.5
Financial – Brokerage	0.5
Containers & Packaging	0.5
Media	0.4
Education	0.4
Computers – Networking	0.4
Oil & Gas	0.4
Furniture	0.3
Printing & Publishing	0.3
Machinery	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Industry (cont’d.)
Electric	0.3%
Technology – Supply Chain	0.3
Personal Services	0.3
Internet Software & Services	0.2
Paper & Forest Products	0.2
Apparel & Textile	0.2
Hotels & Motels	0.2
Energy	0.2
Apparel	0.2
Equipment Services	0.1
Cosmetics & Toiletries	0.1
Technology – Information Services	0.1
Communication Equipment	0.1
Telecommunications Equipment	0.1
Consulting Services	0.1
Agriculture	0.1
Commercial Services & Supplies	0.1

138.0
Liabilities in excess of other assets	(38.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $270,889,177:
Unaffiliated investments (cost $646,455,740)	$712,028,527
Affiliated investments (cost $314,439,689)	314,439,689
Cash	1,039,056
Foreign currency, at value (cost $3,011,398)	3,004,812
Receivable for investments sold	5,790,284
Dividends and interest receivable	680,755
Receivable for fund share sold	380,166
Tax reclaim receivable	20,723
Prepaid expenses	8,627
Other assets	2,290

Total Assets	$1,037,394,929

LIABILITIES:
Payable to broker for collateral for securities on loan	285,986,760
Payable for investments purchased	6,439,564
Payable for fund share repurchased	927,760
Advisory fees payable	338,585
Accrued expenses and other liabilities	74,745
Shareholder servicing fees payable	5,739

Total Liabilities	293,773,153

NET ASSETS	$743,621,776

Net assets were comprised of:
Paid-in capital	$577,144,993
Retained earnings	166,476,783

Net assets, December 31, 2007	$743,621,776

Net asset value and redemption price per share, $743,621,776/64,355,842 outstanding shares of beneficial interest	$11.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $31,916 foreign withholding tax)	$3,749,316
Affiliated income from securities lending, net	2,324,182
Affiliated dividend income	960,565
Unaffiliated interest	292,523

7,326,586

EXPENSES
Advisory fees	7,008,714
Shareholder servicing fees and expenses	516,432
Custodian and accounting fees	208,000
Transfer agent’s fees and expenses	19,000
Trustees’fees	17,000
Audit fee	17,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	5,356
Insurance expenses	4,000
Shareholders’ reports	4,000
Miscellaneous	22,026

Total expenses	7,829,528

NET INVESTMENT LOSS	(502,942)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	102,780,469
Foreign currency transactions	(75,515)

102,704,954

Net change in unrealized appreciation (depreciation) on:
Investments	(33,235,631)
Foreign currencies	(8,389)

(33,244,020)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	69,460,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,957,992

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(502,942)	$(2,677,722)
Net realized gain on investment and foreign currency transactions	102,704,954	72,903,139
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(33,244,020)	3,047,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	68,957,992	73,273,317

DISTRIBUTIONS	(70,220,399)	(17,729,048)

FUND SHARE TRANSACTIONS:
Fund share sold [17,973,623 and 25,956,218 shares, respectively]	226,000,941	282,134,002
Fund share issued in reinvestment of distributions [6,132,786 and 1,577,317 shares, respectively]	70,220,399	17,729,048
Fund share repurchased [15,767,092 and 24,477,861 shares, respectively]	(195,204,804)	(265,529,451)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	101,016,536	34,333,599

TOTAL INCREASE IN NET ASSETS	99,754,129	89,877,868
NET ASSETS:
Beginning of year	643,867,647	553,989,779

End of year	$743,621,776	$643,867,647

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.1%		Value
COMMON STOCKS — 64.4%	Shares	(Note 2)

Aerospace & Defense — 1.6%
Precision Castparts Corp.	153,584	$21,302,101

Airlines — 0.2%
Continental Airlines, Inc. (Class B Stock)*(a)	108,915	2,423,359

Auto Components — 0.8%
GKN PLC (United Kingdom)	1,917,971	10,766,538

Automobiles — 1.3%
Daimler AG, ADR (Germany)	76,331	7,299,534
General Motors Corp.(a)	410,743	10,223,393

		17,522,927

Capital Markets — 0.4%
Deutsche Bank AG (Germany)(a)	39,151	5,066,531

Chemicals — 4.2%
Albemarle Corp.(a)	106,912	4,410,120
Lubrizol Corp. (The)	248,666	13,467,751
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	267,814	38,554,503

		56,432,374

Commercial Banks — 4.0%
Boc Hong Kong Holdings Ltd. (Hong Kong)	5,303,564	14,705,326
Citizens Republic Bancorp, Inc.(a)	570,455	8,277,302
Kookmin Bank, ADR (South Korea)*	58,702	4,304,031
National City Corp.(a)	346,261	5,699,456
PNC Financial Services Group, Inc.	176,931	11,615,520
Regions Financial Corp.	365,471	8,643,389
Royal Bank of Scotland Group PLC (United Kingdom)*(a)	36,442	326,156

		53,571,180

Commercial Services & Supplies — 0.9%
Cenveo, Inc.*(a)	121,190	2,117,189
Clean Harbors, Inc.*(a)	44,548	2,303,131
Consolidated Graphics, Inc.*(a)	31,488	1,505,756
Healthcare Services Group, Inc.(a)	93,055	1,970,905
Interface, Inc.(a)	120,778	1,971,097
Kimball International, Inc. (Class B Stock)	60,438	828,001
TeleTech Holdings, Inc.*(a)	78,710	1,674,162

		12,370,241

Communication Equipment — 2.9%
Harmonic, Inc.*	167,207	1,752,329
NETGEAR, Inc.*(a)	76,122	2,715,272
Research In Motion Ltd. (Canada)*	300,003	34,020,340

		38,487,941

Consumer Finance — 0.2%
Cash America International, Inc.(a)	66,673	2,153,538
World Acceptance Corp.*(a)	40,376	1,089,344

		3,242,882

Containers & Packaging — 0.1%
Rock-Tenn Co. (Class A Stock)(a)	57,450	1,459,805

Diversified Financial Services — 1.2%
ING Groep N.V., ADR (Netherlands)	120,447	4,686,593
JPMorgan Chase & Co.	263,671	11,509,239

		16,195,832

Diversified Telecommunication Services — 7.5%
AT&T, Inc.	365,408	15,186,357
BCE, Inc. (Canada)	195,104	7,753,433
BT Group PLC (United Kingdom)	2,236,572	12,143,184
BT Group PLC, ADR (United Kingdom)	241,387	13,015,587
Deutsche Telekom AG, ADR (Germany)(a)	288,437	6,250,430
France Telecom SA (France)(a)	190,757	6,796,672
Nippon Telegraph & Telephone Corp., ADR (Japan)	192,399	4,744,559
PCCW Ltd. (Hong Kong)	22,056,593	13,036,342
Telecom Italia SpA (Italy)(a)	172,154	5,309,229
Verizon Communications, Inc.	360,619	15,755,444

		99,991,237

Electric Utilities — 3.1%
Korea Electric Power Corp., ADR (South Korea)*	248,889	5,189,336
Northeast Utilities	447,050	13,997,136
Pinnacle West Capital Corp.(a)	272,645	11,562,874
Unisource Energy Corp.	343,148	10,826,319

		41,575,665

Electronic Equipment & Instruments — 0.2%
Agilysys, Inc.(a)	69,204	1,046,365
Daktronics, Inc.(a)	88,034	1,986,927

		3,033,292

Energy Equipment & Services — 0.4%
Dawson Geophysical Co.*(a)	16,367	1,169,586
Gulf Island Fabrication, Inc.	31,548	1,000,387
Natco Group, Inc.*(a)	40,177	2,175,584
OYO Geospace Corp.*(a)	13,252	998,671

		5,344,228

Food & Staples Retailing — 1.1%
Andersons, Inc. (The)	39,107	1,751,994
Compass Group PLC (United Kingdom)	2,198,231	13,499,368

		15,251,362

Gas Utilities — 1.0%
ONEOK, Inc.	308,337	13,804,247

Healthcare Equipment & Supplies — 0.5%
Immucor, Inc.*(a)	78,172	2,657,066
Kinetic Concepts, Inc.*(a)	78,857	4,223,581

		6,880,647

Healthcare Providers & Services — 0.1%
Bio-Reference Labs, Inc.*	30,570	999,028

Healthcare Techology — 0.1%
Omnicell, Inc.*(a)	63,302	1,704,723

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Hotels, Restaurants & Leisure — 1.4%
Buffalo Wild Wings, Inc.*(a)	39,596	$919,419
Interstate Hotels & Resorts, Inc.*	72,679	287,809
MGM Mirage*	201,923	16,965,570

		18,172,798

Household Durables — 0.6%
Matsushita Electric Industrial, ADR (Japan)	256,341	5,239,610
Tempur-Pedic International, Inc.(a)	92,117	2,392,279

		7,631,889

Industrial Conglomerates — 3.7%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	3,654,218	13,564,414
Citic Pacific Ltd. (Hong Kong)	3,795,539	20,984,139
General Electric Co.	381,116	14,127,970
Tredegar Corp.(a)	89,443	1,438,244

		50,114,767

Insurance — 4.3%
Aegon NV (Netherlands)	258,534	4,532,101
Allianz SE (Germany)(a)	246,382	5,235,617
AXA SA (France)	120,759	4,795,340
Cincinnati Financial Corp.	301,742	11,930,879
Lincoln National Corp.	194,134	11,302,481
Sun Life Financial, Inc. (Canada)	116,197	6,500,060
Unitrin, Inc.(a)	284,041	13,631,128

		57,927,606

Internet & Catalog Retail — 0.4%
Priceline.com, Inc.*(a)	40,467	4,648,040

Internet Software & Services — 0.2%
Knot, Inc. (The)*(a)	71,354	1,137,383
Liquidity Services, Inc.*	61,844	797,787

		1,935,170

IT Services — 0.1%
Cybersource Corp.*	75,796	1,346,895

Leisure Equipment & Products — 1.0%
Hasbro, Inc.	174,726	4,469,491
Mattel, Inc.	429,974	8,186,705

		12,656,196

Machinery — 0.3%
Lindsay Manufacturing Corp.(a)	27,090	1,914,992
RBC Bearings, Inc.*(a)	48,799	2,120,805

		4,035,797

Media — 1.1%
DIRECTV Group, Inc. (The)*	633,628	14,649,479

Metals & Mining — 2.2%
Allegheny Technologies, Inc.(a)	117,744	10,173,082
Barrick Gold Corp. (Canada)	171,180	7,198,119
Brush Engineered Materials, Inc.*(a)	40,601	1,503,049
Esmark, Inc.*(a)	532	7,517
Hecla Mining Co.*	288,169	2,694,380
POSCO, ADR (South Korea)	55,886	8,405,813

		29,981,960

Multi-Line Retail — 0.7%
Nordstrom, Inc.(a)	265,203	9,740,906

Multi-Utilities — 4.1%
Black Hills Corp.(a)	360,497	15,897,918
DTE Energy Co.(a)	278,256	12,232,134
Energy East Corp.	520,733	14,169,145
SCANA Corp.	309,514	13,046,015

		55,345,212

Oil, Gas & Consumable Fuels — 5.1%
Arena Resources, Inc.*(a)	65,622	2,737,093
CNOOC Ltd. (Hong Kong)	16,103,820	27,044,306
Encana Corp.(a)	106,380	7,229,585
ENI SpA, ADR (Italy)	83,611	6,055,945
Petroleo Brasileiro SA, ADR (Brazil)	114,564	13,202,355
Repsol YPF SA, ADR (Spain)(a)	161,595	5,757,630
Royal Dutch Shell PLC, ADR (United Kingdom)	77,929	6,561,622

		68,588,536

Paper & Forest Products — 1.0%
MeadWestvaco Corp.(a)	426,763	13,357,682

Personal Products — 0.2%
NBTY, Inc.*	78,279	2,144,845

Pharmaceuticals — 1.8%
Noven Pharmaceuticals, Inc.*(a)	54,294	753,601
Pfizer, Inc.	1,041,691	23,677,636

		24,431,237

Semiconductors & Semiconductor Equipment — 0.3%
AMIS Holdings, Inc.*(a)	201,036	2,014,381
FEI Co.*(a)	75,910	1,884,845

		3,899,226

Software — 0.2%
Ansoft Corp.*(a)	54,190	1,400,812
Interactive Intelligence, Inc.*(a)	38,798	1,022,327
Smith Micro Software, Inc.*(a)	63,351	536,583

		2,959,722

Specialty Retail — 0.8%
American Eagle Outfitters, Inc.	246,226	5,114,114
Charlotte Russe Holding, Inc.*(a)	57,061	921,535
Guess?, Inc.	101,342	3,839,848
Mothers Work, Inc.*(a)	12,719	221,311

		10,096,808

Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.*	301,458	9,218,586
Phillips-Van Heusen Corp.(a)	61,196	2,255,684
Skechers USA, Inc. (Class A Stock)*	52,524	1,024,743

		12,499,013

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Wireless Telecommunication Services — 2.2%
NTT DoCoMo, Inc., ADR (Japan)(a)	279,189	$4,578,699
Vodafone Group PLC (United Kingdom)	4,691,346	17,537,917
Vodafone Group PLC, ADR (United Kingdom)	185,187	6,911,179

		29,027,795

TOTAL COMMON STOCKS
(cost $824,280,903)		862,617,719

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 33.7%
Aerospace & Defense — 0.9%
Honeywell International, Inc.,
Sr.Unsec’d. Notes
7.50%	03/01/10	A2	$6,000	6,385,704
United Technologies Corp.,
Sr. Unsec’d.Notes
4.875%	05/01/15	A2	5,250	5,178,553

				11,564,257

Beverages — 0.3%
Bottling Group LLC,
Sr. Unsec’d. Notes
5.50%	04/01/16	A3	250	254,618
Coca-Cola Co. (The)
Sr. Unsec’d. Notes
5.35%	11/15/17	Aa3	3,000	3,073,626

				3,328,244

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.85%	11/18/14	A2	4,500	4,379,283

Capital Markets — 4.3%
Credit Suisse First Boston USA, Inc.,
Gtd. Notes(a)
5.125%	08/15/15	Aa1	6,000	5,959,344
Credit Suisse USA, Inc.,
Gtd. Notes
6.125%	11/15/11	Aa1	3,000	3,121,623
Goldman Sachs Group, Inc.,
Bonds
6.875%	01/15/11	Aa3	7,500	7,954,530
Sr. Notes(a)
5.35%	01/15/16	Aa3	8,250	8,174,760
Sr. Unsec’d. Notes(a)
6.125%	02/15/33	Aa3	7,750	7,616,537
Lehman Brothers Holdings, Inc.,
Sub. Notes(a)
5.75%	01/03/17	A2	8,000	7,685,160
Merrill Lynch & Co.,
Sub. Notes(a)
6.22%	09/15/26	A2	7,250	6,675,597
Morgan Stanley,
Notes(a)
5.55%	04/27/17	Aa3	6,500	6,338,592
Sr. Unsec’d. Notes
6.75%	04/15/11	Aa3	4,750	4,978,675

				58,504,818

Chemicals — 0.2%
DuPont (E.I.) de Nemours & Co.,
Sr. Unsec’d. Notes
6.875%	10/15/09	A2	3,000	3,135,294

Commercial Banks — 1.9%
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	5,250	5,200,902
Sub. Notes
5.875%	11/01/34	Aa3	6,250	5,735,469
HSBC Finance Corp.,
Notes(a)
5.50%	01/19/16	Aa3	7,000	6,831,545
Wells Fargo Bank & Co.,
Notes
3.125%	04/01/09	Aa1	2,500	2,451,095
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa1	5,000	4,775,580

				24,994,591

Communication Equipment — 0.5%
Cisco Systems,
Sr. Unsec’d. Notes
5.50%	02/22/16	A1	7,000	7,118,790

Consumer Finance — 0.5%
Household Finance Corp.,
Notes
6.375%	10/15/11	Aa3	7,000	7,212,268

Diversified Financial Services — 2.1%
Bank of America Corp.,
Sr. Notes(a)
5.875%	02/15/09	Aa1	1,500	1,521,562
Sub. Notes
7.40%	01/15/11	Aa2	4,000	4,299,232
Citigroup, Inc.,
Sr. Sub. Notes
5.00%	09/15/14	A1	5,500	5,240,642
Sr. Unsec’d. Notes
4.125%	02/22/10	Aa3	5,250	5,173,177
Sub. Notes(a)
5.50%	02/15/17	A1	4,000	3,887,396
JPMorgan Chase & Co.,
Sub. Notes(a)
5.125%	09/15/14	Aa3	6,000	5,881,074
6.75%	02/01/11	Aa3	2,500	2,624,983

				28,628,066

Diversified Telecommunication Services — 4.3%
AT&T Wireless Services, Inc.,
Sr. Unsec’d. Notes
7.875%	03/01/11	A3	8,000	8,663,728

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

Diversified Telecommunication Services (cont’d.)
Embarq Corp.,
Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3	$7,500	$7,757,827
7.995%	06/01/36(a)	Baa3	4,750	5,005,721
GTE Corp.,
Unsec’d. Notes
6.84%	04/15/18	Baa1	9,250	10,035,316
7.51%	04/01/09	Baa1	1,250	1,286,189
SBC Communications, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/09	A2	8,000	7,949,128
5.10%	09/15/14	A2	2,250	2,226,724
6.15%	09/15/34(a)	A2	5,500	5,490,793
Verizon New York, Inc.,
Sr. Unsec’d. Notes
6.875%	04/01/12	Baa3	8,500	9,018,559

				57,433,985

Electric Utilities — 2.7%
American Electric Power,
Sr. Notes
5.375%	03/15/10	Baa2	8,270	8,388,426
Pacific Gas & Electric Co.,
Unsec’d. Notes
4.20%	03/01/11	A3	2,500	2,460,050
PacifiCorp.,
First Mortgage Notes(a)
5.75%	04/01/37	A3	2,500	2,410,060
PSEG Power LLC,
Gtd. Notes
6.95%	06/01/12	Baa1	2,000	2,132,214
Progress Energy, Inc.,
Sr. Notes
7.10%	03/01/11	Baa2	704	749,193
Sr. Unsec’d. Notes(a)
7.75%	03/01/31	Baa2	7,250	8,558,705
Southern California Edison Co.,
First Mortgage Notes
6.00%	01/15/34	A2	500	505,796
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
5.95%	09/15/17	Baa1	10,000	10,308,000

				35,512,444

Financial – Bank & Trust — 0.2%
Diaimler Financial Services North
America LLC,
Gtd. Notes
7.30%	01/15/12	A3	2,500	2,665,283

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/17	A2	7,750	7,816,100
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/11(a)	Aa2	5,500	5,462,386
5.25%	09/01/35(a)	Aa2	6,750	5,987,344
6.875%	08/10/09	Aa2	5,000	5,225,585

				24,491,415

Food Products — 1.6%
General Mills, Inc.,
Unsec’d. Notes(a)
6.00%	02/15/12	Baa1	7,421	7,610,258
Kraft Foods, Inc.,
Sr. Unsec’d. Notes(a)
5.625%	11/01/11	Baa2	8,750	8,948,397
Unilever Capital Corp.,
Gtd. Notes
7.125%	11/01/10	A1	5,000	5,362,215

				21,920,870

Household Products — 0.8%
Procter & Gamble Co., (a)
Sr. Unsec’d. Notes
5.55%	03/05/37	Aa3	8,000	8,045,504
6.875%	09/15/09	Aa3	3,000	3,141,024

				11,186,528

Independent Power Producers & Energy Traders — 0.6%
Constellation Energy Group, Inc.,
Notes
4.55%	06/15/15	Baa1	9,250	8,529,998

Industrial Conglomerates — 1.8%
General Electric Capital Corp.,
Sr. Unsec’d. Notes
6.00%	06/15/12	Aaa	8,250	8,648,788
6.75%	03/15/32(a)	Aaa	8,250	9,366,910
7.375%	01/19/10	Aaa	5,500	5,829,736

				23,845,434

Insurance — 0.6%
Metlife, Inc.,
Sr. Unsec’d. Notes(a)
5.70%	06/15/35	A2	8,000	7,305,208

Media — 1.6%
AOL Time Warner, Inc.,
Gtd. Notes(a)
7.70%	05/01/32	Baa2	6,750	7,499,621
Comcast Corp.,
Gtd. Notes
5.90%	03/15/16	Baa2	250	251,523
Disney (Walt) Co.,
Sr. Unsec’d. Notes
6.375%	03/01/12	A2	7,000	7,432,243
Time Warner, Inc.,
Debs.
8.375%	03/15/23	Baa2	5,500	6,478,422

				21,661,809

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

Multi-Utilities — 2.3%
Detroit Edison Co.,
Sec’d. Notes
6.125%	10/01/10	A3	$8,250	$8,553,130
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
5.95%	06/15/35	Baa2	250	233,638
Duke Energy Carolinas,
Unsub. Notes(a)
6.25%	01/15/12	A3	7,500	7,908,412
Pacific Gas & Electric Co.,
Unsec’d. Notes
6.05%	03/01/34	A3	8,000	7,986,704
Virginia Electric Power, Series B,
Sr. Unsec’d. Notes
6.00%	01/15/36	Baa1	5,500	5,381,646

				30,063,530

Oil, Gas & Consumable Fuels — 2.3%
Centerpoint Energy Resource,
Sr. Unsec’d. Notes
7.875%	04/01/13	Baa3	7,445	8,174,513
Conoco, Inc.,
Sr. Notes(a)
6.95%	04/15/29	A1	7,250	8,280,182
ConocoPhillips,
Unsec’d. Notes
8.75%	05/25/10	A1	6,000	6,573,354
EOG Resources, Inc.,
Sr. Unsec’d. Notes
5.875%	09/15/17	A3	8,000	8,201,840

				31,229,889

Paper & Forest Products — 0.3%
Weyerhaeuser Co.,
Notes
6.75%	03/15/12	Baa2	3,250	3,412,952

Pharmaceuticals — 1.4%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.875%	05/15/16	A1	6,000	6,267,294
Eli Lilly & Co.,
Unsub. Notes(a)
5.20%	03/15/17	Aa3	5,500	5,495,583
Wyeth,
Notes(a)
5.95%	04/01/37	A3	6,750	6,767,908

				18,530,785

Specialty Retail — 0.2%
Home Depot, Inc.,
Sr. Unsec’d. Notes
5.20%	03/01/11	Baa1	2,750	2,735,648

Telecommunications Wireless — 0.2%
AT&T, Inc.,
Sr.Unsec’d. Notes
6.50%	09/01/37	A2	2,000	2,091,356

TOTAL CORPORATE BONDS
(cost $449,006,461)				451,482,745

TOTAL LONG-TERM INVESTMENTS
(cost $1,273,287,364)				1,314,100,464

	Shares

SHORT-TERM INVESTMENT — 18.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $253,876,875; includes $208,412,798 of cash collateral for securities on loan)(b)(w) (Note 4)	253,876,875	253,876,875

TOTAL INVESTMENTS(o) — 117.0%
(cost $1,527,164,239; Note 6)		1,567,977,339
Liabilities in excess of other assets — (17.0)%		(228,203,564)

NET ASSETS — 100.0%		$1,339,773,775

The following abbreviation is used in the portfolio descriptions:
ADR	American Depositary Receipt
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $200,412,742; cash collateral of $208,412,798 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 5 securities representing $89,129,521 and 6.7% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (15.6% represents investments purchased with collateral from securities on loan)	18.9%
Diversified Telecommunication Services	11.8
Oil, Gas & Consumable Fuels	7.4
Multi-Utilities	6.4
Commercial Banks	5.9
Electric Utilities	5.8
Industrial Conglomerates	5.5
Insurance	4.9
Capital Markets	4.7
Chemicals	4.4
Communication Equipment	3.4
Diversified Financial Services	3.3
Pharmaceuticals	3.2
Food & Staples Retailing	2.9
Media	2.7
Aerospace & Defense	2.5
Metals & Mining	2.2
Wireless Telecommunication Services	2.2
Food Products	1.6
Hotels, Restaurants & Leisure	1.4
Automobiles	1.3
Paper & Forest Products	1.3
Gas Utilities	1.0
Specialty Retail	1.0
Leisure Equipment & Products	1.0
Textiles, Apparel & Luxury Goods	0.9
Commercial Services & Supplies	0.9
Household Products	0.8
Auto Components	0.8
Consumer Finance	0.7
Multi-Line Retail	0.7
Independent Power Producers & Energy Traders	0.6
Household Durables	0.6
Healthcare Equipment & Supplies	0.5
Energy Equipment & Services	0.4
Internet & Catalog Retail	0.4
Biotechnology	0.3
Machinery	0.3
Semiconductors & Semiconductor Equipment	0.3
Beverages	0.3
Financial – Bank & Trust	0.2
Electronic Equipment & Instruments	0.2
Software	0.2
Airlines	0.2
Personal Products	0.2
Telecommunications Wireless	0.2
Internet Software & Services	0.2
Healthcare Techology	0.1
Containers & Packaging	0.1
IT Services	0.1
Healthcare Providers & Services	0.1

117.0
Liabilities in excess of other assets	(17.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $200,412,742:
Unaffiliated investments (cost $1,273,287,364)	$1,314,100,464
Affiliated investments (cost $253,876,875)	253,876,875
Foreign currency, at value (cost $4,250,200)	4,272,321
Dividends and interest receivable	9,585,731
Receivable for fund share sold	3,152,394
Prepaid expenses	10,581

Total Assets	1,584,998,366

LIABILITIES:
Payable to broker for collateral for securities on loan	208,412,798
Payable to custodian	20,112,228
Payable for investments purchased	16,170,186
Advisory fees payable	414,455
Accrued expenses and other liabilities	104,680
Shareholder servicing fees payable	10,244

Total Liabilities	245,224,591

NET ASSETS	$1,339,773,775

Net assets were comprised of:
Paid-in capital	$1,252,134,645
Retained earnings	87,639,130

Net assets, December 31, 2007	$1,339,773,775

Net asset value and redemption price per share, $1,339,773,775/115,644,419 outstanding shares of beneficial interest	$11.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$17,535,317
Unaffiliated dividend income (net of $403,309 foreign withholding tax)	15,670,685
Affiliated dividend income	882,505
Affiliated income from securities lending, net	363,483

34,451,990

EXPENSES
Advisory fees	8,006,614
Shareholder servicing fees and expenses	659,377
Custodian and accounting fees	280,000
Audit fee	25,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	16,000
Legal fees and expenses	8,000
Insurance expenses	8,000
Shareholders’ reports	4,000
Miscellaneous	10,884

Total expenses	9,036,875

NET INVESTMENT INCOME	25,415,115

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	21,146,493
Foreign currency transactions	249,774

21,396,267

Net change in unrealized appreciation (depreciation) on: Investments	17,142,806
Foreign currencies	(2,668)

17,140,138

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	38,536,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,951,520

STATEMENT OF CHANGES IN NET ASSETS

		March 20, 2006*
	Year Ended	through
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$25,415,115	$4,840,079
Net realized gain on investment and foreign currency transactions	21,396,267	425,167
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	17,140,138	23,687,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,951,520	28,952,856

DISTRIBUTIONS	(5,265,246)	—

FUND SHARE TRANSACTIONS:
Fund share sold [69,338,733 and 50,152,137 shares, respectively]	785,601,730	507,699,072
Fund share issued in reinvestment of distributions [459,446 and 0 shares, respectively]	5,265,246	—
Fund share repurchased [3,154,558 and 1,151,339 shares, respectively]	(35,122,365)	(11,309,038)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	755,744,611	469,390,034

TOTAL INCREASE IN NET ASSETS	814,430,885	525,342,890
NET ASSETS:
Beginning of period	525,342,890	—

End of period	$1,339,773,775	$525,342,890

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.1%		Value
COMMONSTOCKS — 79.3%	Shares	(Note 2)

Aerospace & Defense — 2.0%
Precision Castparts Corp.	246,735	$34,222,145

Airlines — 1.1%
Continental Airlines, Inc. (Class B Stock)*(a)	174,974	3,893,172
Ryanair Holdings PLC, ADR (Ireland)*(a)	372,992	14,710,804

		18,603,976

Automobiles — 1.5%
Daimlerchrysler AG, ADR (Germany)(a)	91,970	8,795,091
General Motors Corp.(a)	659,865	16,424,040

		25,219,131

Automotive Components — 1.0%
GKN PLC (United Kingdom)	3,081,264	17,296,016

Capital Markets — 0.4%
Deutsche Bank AG (Germany)(a)	47,174	6,104,787

Chemicals — 4.1%
Albemarle Corp.	171,754	7,084,853
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	430,249	61,938,646

		69,023,499

Commercial Banks — 1.7%
BOC Hong Kong (Holdings) Ltd. (Hong Kong)	8,523,000	23,631,937
Kookmin Bank, ADR (South Korea)*	70,729	5,185,850
Royal Bank of Scotland Group PLC (United Kingdom)*(a)	32,610	291,860

		29,109,647

Commercial Services & Supplies — 2.5%
Cenveo, Inc.*(a)	438,056	7,652,838
Clean Harbors, Inc.*(a)	161,026	8,325,044
Consolidated Graphics, Inc.*(a)	113,823	5,443,016
Healthcare Services Group, Inc.(a)	336,366	7,124,221
Interface, Inc.(a)	436,570	7,124,823
Kimball International, Inc. (Class B Stock)	218,464	2,992,957
TeleTech Holdings, Inc.*(a)	126,448	2,689,549

		41,352,448

Communication Equipment — 7.7%
Cisco Systems, Inc.*	650,017	17,595,960
Harmonic, Inc.*(a)	604,398	6,334,091
NETGEAR, Inc.*(a)	275,156	9,814,814
Research In Motion Ltd. (Canada)*	843,429	95,644,849

		129,389,714

Computers & Peripherals — 0.9%
Logitech International S.A. (Switzerland)*(a)	430,756	15,782,900

Consumer Finance — 0.7%
Cash America International, Inc.(a)	240,999	7,784,268
World Acceptance Corp.*(a)	145,947	3,937,650

		11,721,918

Containers & Packaging — 0.1%
Rock-Tenn Co. (Class A Stock)	92,297	2,345,267

Diversified Financial Services — 0.3%
ING Groep NV, ADR (Netherlands)(a)	145,125	5,646,814

Diversified Telecommunication Services — 8.8%
AT&T, Inc.	587,035	24,397,174
BCE, Inc. (Canada)(a)	235,078	9,342,000
BT Group PLC (United Kingdom)	3,593,102	19,508,292
BT Group PLC, ADR (United Kingdom)	387,793	20,909,798
Deutsche Telekom AG, ADR (Germany)(a)	347,537	7,531,127
France Telecom SA	229,840	8,189,199
Nippon Telegraph & Telephone, Inc., ADR (Japan)(a)	231,821	5,716,706
PCCW Ltd. (Hong Kong)	35,434,000	20,942,933
Telecom Italia SpA (Italy)(a)	207,427	6,397,049
Verizon Communications, Inc.	579,342	25,311,452

		148,245,730

Electric Utilities — 0.4%
Korea Electric Power Co., ADR (South Korea)*	299,884	6,252,581

Electronic Equipment & Instruments — 0.7%
Agilysys, Inc.(a)	250,151	3,782,283
Daktronics, Inc.(a)	318,213	7,182,068

		10,964,351

Energy Equipment & Services — 1.2%
Dawson Geophysical Co.*(a)	59,160	4,227,574
Gulf Island Fabrication, Inc.	114,033	3,615,986
NATCO Group, Inc. (Class A Stock)*(a)	145,224	7,863,880
OYO Geospace Corp.*(a)	47,903	3,609,970

		19,317,410

Food & Staples Retailing — 1.7%
Andersons, Inc. (The)	141,359	6,332,883
Compass Group PLC (United Kingdom)	3,531,505	21,687,023

		28,019,906

Healthcare Equipment & Supplies — 0.7%
Immucor, Inc.*(a)	125,585	4,268,634
Kinetic Concepts, Inc.*(a)	126,686	6,785,302

		11,053,936

Healthcare Providers & Services — 0.2%
Bio-Reference Labs, Inc.*(a)	110,500	3,611,140

Healthcare Techology — 0.4%
Omnicell, Inc.*(a)	228,812	6,161,907

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Hotels, Restaurants & Leisure — 3.1%
Buffalo Wild Wings, Inc.*(a)	143,128	$3,323,432
Interstate Hotels & Resorts, Inc.*	262,710	1,040,332
MGM Mirage*	324,392	27,255,416
Wynn Resorts Ltd.	174,265	19,540,334

		51,159,514

Household Durables — 0.6%
Matsushita Electric Industrial Co.
Ltd., ADR (Japan)	308,862	6,313,139
Tempur-Pedic International, Inc.(a)	147,987	3,843,223

		10,156,362

Industrial Conglomerates — 5.0%
Cheung Kong Infrastructure
Holdings Ltd. (Hong Kong)	5,871,000	21,793,083
Citic Pacific Ltd. (Hong Kong)	6,097,000	33,708,070
General Electric Co.(a)	612,271	22,696,886
Tredegar Corp.	323,303	5,198,712

		83,396,751

Insurance — 1.5%
Aegon NV	311,504	5,460,665
Allianz AG(a)	296,863	6,308,339
Axa SA, ADR (France)	145,501	5,777,845
Sun Life Financial, Inc. (Canada)(a)	140,005	7,831,879

		25,378,728

Internet & Catalog Retail — 0.5%
Priceline.com, Inc.*(a)	65,010	7,467,049

Internet Software & Services — 1.7%
Knot, Inc. (The)*(a)	257,921	4,111,261
Liquidity Services, Inc.*(a)	223,547	2,883,756
VeriSign, Inc.*(a)	552,913	20,795,058

		27,790,075

IT Services — 1.9%
Cognizant Technology Solutions Corp. (Class A Stock)*	378,013	12,829,761
Cybersource Corp.*(a)	273,975	4,868,536
Infosys Technologies Ltd., ADR (India)(a)	312,314	14,166,563

		31,864,860

Leisure Equipment & Products — 1.2%
Hasbro, Inc.(a)	280,701	7,180,332
Mattel, Inc.	690,758	13,152,032

		20,332,364

Machinery — 3.1%
Joy Global, Inc.(a)	266,266	17,525,628
Lindsay Manufacturing Co.(a)	97,922	6,922,106
Paccar, Inc.	360,067	19,616,450
RBC Bearings, Inc.*(a)	176,395	7,666,127

		51,730,311

Media — 3.3%
DIRECTV Group, Inc. (The)*	1,017,934	23,534,634
EchoStar Communications Corp. (Class A Stock)*	408,604	15,412,543
Liberty Global, Inc. (Class A Stock)*(a)	432,896	16,965,194

		55,912,371

Metals & Mining — 2.8%
Allegheny Technologies, Inc.(a)	189,156	16,343,078
Barrick Gold Corp. (Canada)	206,251	8,672,855
Brush Engineered Materials, Inc.*(a)	65,225	2,414,630
Esmark, Inc.*(a)	1,910	26,988
Hecla Mining Co.*(a)	1,041,630	9,739,240
POSCO, ADR (South Korea)	67,336	10,128,008

		47,324,799

Multi-Line Retail — 0.9%
Nordstrom, Inc.	426,052	15,648,890

Oil, Gas & Consumable Fuels — 6.0%
Arena Resources, Inc.*(a)	237,201	9,893,654
CNOOC Ltd. (Hong Kong)	25,870,000	43,445,356
Encana Corp.(a)	128,175	8,710,773
ENI SpA, ADR (Italy)(a)	100,743	7,296,816
Petroleo Brasileiro SA, ADR (Brazil)	138,037	15,907,384
Repsol YPF SA, ADR (Spain)(a)	194,702	6,937,232
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	93,895	7,905,959

		100,097,174

Personal Products — 0.2%
NBTY, Inc.*	125,756	3,445,714

Pharmaceuticals — 1.3%
Noven Pharmaceuticals, Inc.*(a)	196,251	2,723,964
Pfizer, Inc.	844,124	19,186,938

		21,910,902

Semiconductors & Semiconductor Equipment — 0.8%
AMIS Holdings, Inc.*(a)	726,674	7,281,274
FEI, Co.*(a)	274,388	6,813,054

		14,094,328

Software — 1.4%
Ansoft Corp.*(a)	195,880	5,063,498
Check Point Software Technologies Ltd. (Israel)*(a)	553,527	12,155,453
Interactive Intelligence, Inc.*(a)	140,242	3,695,377
Smith Micro Software, Inc.*(a)	228,988	1,939,528

		22,853,856

Specialty Retail — 2.2%
American Eagle Outfitters, Inc.	896,953	18,629,714
Charlotte Russe Holding, Inc.*(a)	206,257	3,331,050
Guess?, Inc.	162,808	6,168,795
Mothers Work, Inc.*(a)	45,975	799,965
Ross Stores, Inc.	315,563	8,068,946

		36,998,470

Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.*	484,298	14,809,833

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Textiles, Apparel & Luxury Goods (cont’d.)
Phillips-Van Heusen Corp.(a)	98,313	$3,623,817
Skechers USA, Inc. (Class A Stock)*	84,379	1,646,234

		20,079,884

Wireless Telecommunication Services — 2.5%
NTT DoCoMo, Inc., ADR (Japan)(a)	336,391	5,516,812
Vodafone Group PLC (United Kingdom)	7,536,750	28,175,047
Vodafone Group PLC, ADR (United Kingdom)(a)	223,129	8,327,174

		42,019,033

TOTAL COMMON STOCKS
(cost $1,249,585,075)		1,329,106,658

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 18.8%
Aerospace & Defense — 0.4%
Honeywell International,
Sr. Unsec’d. Notes
7.50%	03/01/10	A2	$4,000	4,257,136

United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2	3,050	3,008,493

				7,265,629

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes
7.30%	01/15/12	A3	2,000	2,132,226

Beverages — 0.1%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
5.35%	11/15/17	Aa3	2,500	2,561,355

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.85%	11/18/14	A2	2,100	2,043,665

Capital Markets — 2.3%
Credit Suisse First Boston USA, Inc.,
Gtd. Notes
5.125%	08/15/15	Aa1	4,600	4,568,830
Goldman Sachs Group, Inc.,
Bonds
6.875%	01/15/11	Aa3	4,850	5,143,929
Gtd. Notes
6.345%	02/15/34	A1	400	361,248
Sr. Notes(a)
5.35%	01/15/16	Aa3	5,900	5,846,192
Sr. Unsec’d. Notes(a)
6.125%	02/15/33	Aa3	5,850	5,749,257
Lehman Brother Holdings,
Sub. Notes
5.75%	01/03/17	A2	5,500	5,283,548
Merrill Lynch & Co.,
Sub. Notes(a)
6.22%	09/15/26	A2	4,750	4,373,667
Morgan Stanley,
Notes(a)
5.55%	04/27/17	Aa3	4,000	3,900,672
Sr. Unsec’d. Notes
6.75%	04/15/11	Aa3	2,500	2,620,355

				37,847,698

Chemicals — 0.1%
EI Du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
6.875%	10/15/09	A2	2,250	2,351,471

Commercial Banks — 1.0%
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	3,750	3,714,930
Sub. Notes
5.875%	11/01/34	Aa3	4,250	3,900,119
HSBC Finance Corp.,
Notes(a)
5.50%	01/19/16	Aa3	4,300	4,196,520
Wells Fargo & Co.,
Notes
3.125%	04/01/09	Aa1	1,250	1,225,547
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa1	3,281	3,133,736

				16,170,852

Communication Equipment — 0.4%
Cisco Systems,
Sr. Unsec’d. Notes
5.50%	02/22/16	A1	6,000	6,101,820

Consumer Finance — 0.4%
Household Finance Corp.,
Notes
6.375%	10/15/11	Aa3	5,900	6,078,912

Diversified Financial Services — 1.4%
Bank of America Corp.,
Sr. Notes(a)
5.875%	02/15/09	Aa1	800	811,500
Sub. Notes
7.40%	01/15/11	Aa2	4,000	4,299,232
Citigroup, Inc.,
Sub. Notes
5.50%	02/15/17	A1	3,500	3,401,472
Sr. Sub. Notes
5.00%	09/15/14	A1	3,500	3,334,954
Sr. Unsec’d. Notes
4.125%	02/22/10	Aa3	3,000	2,956,101

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Diversified Financial Services (cont’d.)
JP Morgan Chase & Co., Sub. Notes
5.125%	09/15/14(a)	Aa3	$4,800	$4,704,859
6.75%	02/01/11	Aa3	3,000	3,149,979

				22,658,097

Diversified Telecommunication Services — 2.4%
AT&T Wireless Services, Inc., Sr. Unsec’d. Notes
7.875%	03/01/11	A3	7,250	7,851,504
Embarq Corp., Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3	6,000	6,206,262
7.995%	06/01/36	Baa3	4,500	4,742,262
GTE Corp., Unsec’d. Notes
6.84%	04/15/18	Baa1	6,850	7,431,558
7.51%	04/01/09	Baa1	800	823,161
SBC Communications, Sr. Unsec’d. Notes
4.125%	09/15/09	A2	3,900	3,875,200
6.15%	09/15/34(a)	A2	3,500	3,494,141
Verizon New York, Inc., Sr. Unsec’d. Notes
6.875%	04/01/12	Baa3	6,350	6,737,394

				41,161,482

Electric Utilities — 1.9%
American Electric Power, Sr. Notes
5.375%	03/15/10	Baa2	5,420	5,497,615
Pacific Gas & Electric Co. Unsec’d. Notes
4.20%	03/01/11	A3	1,000	984,020
Unsec’d. Notes(a)
6.05%	03/01/34	A3	5,350	5,341,108
Pacificorp, First Mortgage
5.75%	04/01/37	A3	2,000	1,928,048
Progress Energy, Inc., Sr. Notes
7.10%	03/01/11	Baa2	610	649,158
PSEG Power LLC, Gtd. Notes
6.95%	06/01/12	Baa1	1,000	1,066,107
Sr. Unsec’d. Notes(a)
7.75%	03/01/31	Baa2	4,450	5,253,274
Southern California Edison Co., First Mortgage
6.00%	01/15/34	A2	400	404,637
Virginia Electric and Power Co., Sr. Unsec’d. Notes
5.95%	09/15/17	Baa1	7,000	7,215,600
Virginia Electric Power, Series B, Sr. Unsec’d. Notes(a)
6.00%	01/15/36	Baa1	4,250	4,158,544

				32,498,111

Financial Services — 0.2%
Credit Suisse USA, Inc., Gtd. Notes
6.125%	11/15/11	Aa1	2,500	2,601,353

Food & Staples Retailing — 1.0%
Costco Wholesale Corp., Sr. Unsec’d. Notes(a)
5.50%	03/15/17	A2	5,500	5,546,909
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
4.125%	02/15/11(a)	Aa2	4,750	4,717,515
5.25%	09/01/35	Aa2	4,650	4,124,615
6.875%	08/10/09	Aa2	2,100	2,194,746

				16,583,785

Food Products — 1.1%
General Mills, Inc., Unsec’d. Notes
6.00%	02/15/12	Baa1	5,250	5,383,891
Kraft Foods, Inc., Sr. Unsec’d. Notes
5.625%	11/01/11	Baa2	7,300	7,465,520
Unilever Capital Corp., Gtd. Notes
7.125%	11/01/10	A1	5,100	5,469,459

				18,318,870

Household Products — 0.3%
Proctor and Gamble Co., Sr. Unsec’d. Notes
5.55%	03/05/37	Aa3	5,750	5,782,706

Independent Power Producers & Energy Traders — 0.4%
Constellation Energy Group, Inc., Notes(a)
4.55%	06/15/15	Baa1	6,300	5,809,621
Sr. Notes
6.125%	09/01/09	Baa1	197	200,893

				6,010,514

Industrial Conglomerates — 0.9%
General Electric Capital Corp., Sr. Unsec’d. Notes
6.00%	06/15/12	Aaa	5,600	5,870,693
6.75%	03/15/32(a)	Aaa	5,750	6,528,452
7.375%	01/19/10	Aaa	3,000	3,179,856

				15,579,001

Insurance — 0.3%
Metlife, Inc., Sr. Unsec’d. Notes
5.70%	06/15/35	A2	5,350	4,885,358

Media — 0.9%
AOL Time Warner, Inc., Gtd. Notes
7.70%	05/01/32	Baa2	4,600	5,110,853
SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Media (cont’d.)
Comcast Corp., Gtd. Notes
5.90%	03/15/16	Baa2	$400	$402,436
Disney (Walt) Co., Sr. Unsec’d. Notes
6.375%	03/01/12	A2	6,500	6,901,369
Time Warner, Inc., Debs.
8.375%	03/15/23	Baa2	2,600	3,062,527

				15,477,185

Multi-Utilities — 0.8%
Detroit Edison Co., Sec’d. Notes
6.125%	10/01/10	A3	5,750	5,961,272
Dominion Resources, Inc., Sr. Unsec’d. Notes
5.95%	06/15/35	Baa2	200	186,911
Duke Energy Carolinas, Unsub. Notes
6.25%	01/15/12	A3	7,075	7,460,269

				13,608,452

Oil & Gas — 0.3%
EOG Resources, Inc., Sr. Unsec’d. Notes
5.875%	09/15/17	A3	5,000	5,126,150

Oil, Gas & Consumable Fuels — 0.9%
Centerpoint Energy Resources, Sr. Unsec’d. Notes
7.875%	04/01/13	Baa3	4,455	4,891,532
Conoco, Inc., Sr.Notes(a)
6.95%	04/15/29	A1	5,600	6,395,727
ConocoPhillips, Unsec’d. Notes
8.75%	05/25/10	A1	4,000	4,382,236

				15,669,495

Paper & Forest Products — 0.1%
Weyerhaeuser Co., Notes
6.75%	03/15/12	Baa2	1,900	1,995,264

Pharmaceuticals — 0.8%
Abbott Laboratories, Sr. Unsec’d. Notes
5.875%	05/15/16	A1	5,150	5,379,427
Eli Lilly & Co., Unsub. Notes(a)
5.20%	03/15/17	Aa3	4,000	3,996,788
Wyeth, Notes
5.95%	04/01/37	A3	4,000	4,010,612

				13,386,827

Specialty Retail — 0.1%
Home Depot, Inc., Sr. Unsec’d. Notes
5.20%	03/01/11	Baa1	1,150	1,143,998

Telecommunications Wireless — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes
6.50%	09/01/37	A2	1,000	1,045,678

TOTAL CORPORATE BONDS
(cost $314,327,293)				316,085,954

TOTAL LONG-TERM INVESTMENTS
(cost $1,563,912,368)				1,645,192,612

			Shares

SHORT-TERM INVESTMENT — 20.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $344,700,748; includes $296,033,800 of cash collateral for securities on loan)(b)(w) (Note 4)			344,700,748	344,700,748

TOTAL INVESTMENTS(o) — 118.7%
(cost $1,908,613,116; Note 6)				1,989,893,360
Liabilities in excess of other assets — (18.7)%				(313,098,652)

NET ASSETS — 100.0%				$1,676,794,708

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $283,126,201; cash collateral of $296,033,800 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 5 securities representing $143,039,719 and 8.53% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (17.7% represents investments purchased with collateral from securities on loan)	20.6%
Diversified Telecommunication Services	11.2
Communication Equipment	8.1
Oil, Gas & Consumable Fuels	6.9
Industrial Conglomerates	5.9
Media	4.2
Chemicals	4.2
Machinery	3.1
Hotels, Restaurants & Leisure	3.1
Metals & Mining	2.8
Commercial Banks	2.7
Food & Staples Retailing	2.7
Capital Markets	2.7
Wireless Telecommunication Services	2.5
Commercial Services & Supplies	2.5
Aerospace & Defense	2.4
Electric Utilities	2.3
Specialty Retail	2.3
Pharmaceuticals	2.1
IT Services	1.9
Insurance	1.8
Internet Software & Services	1.7
Diversified Financial Services	1.7
Automobiles	1.5
Software	1.4
Leisure Equipment & Products	1.2
Textiles, Apparel & Luxury Goods	1.2
Energy Equipment & Services	1.2
Airlines	1.1
Food Products	1.1
Consumer Finance	1.1
Automotive Components	1.0
Computers & Peripherals	0.9
Multi-Line Retail	0.9
Multi-Utilities	0.8
Semiconductors & Semiconductor Equipment	0.8
Healthcare Equipment & Supplies	0.7
Electronic Equipment & Instruments	0.7
Household Durables	0.6
Internet & Catalog Retail	0.5
Healthcare Techology	0.4
Independent Power Producers & Energy Traders	0.4
Household Products	0.3
Oil & Gas	0.3
Healthcare Providers & Services	0.2
Personal Products	0.2
Financial Services	0.2
Beverages	0.1
Containers & Packaging	0.1
Automobile Manufacturers	0.1
Biotechnology	0.1
Paper & Forest Products	0.1
Telecommunications Wireless	0.1

118.7
Liabilities in excess of other assets	(18.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $283,126,201:
Unaffiliated investments (cost $1,563,912,368)	$1,645,192,612
Affiliated investments (cost $344,700,748)	344,700,748
Foreign currency, at value (cost $6,148,712)	6,185,666
Dividends and interest receivable	8,165,553
Receivable for fund share sold	5,675,654
Prepaid expenses	11,242

Total Assets	2,009,931,475

LIABILITIES:
Payable to broker for collateral for securities on loan	296,033,800
Payable for investments purchased	19,765,232
Payable to custodian	16,698,126
Advisory fees payable	507,834
Accrued expenses and other liabilities	118,941
Shareholder servicing fees payable	12,834

Total Liabilities	333,136,767

NET ASSETS	$1,676,794,708

Net assets were comprised of:
Paid-in capital	$1,559,024,316
Retained earnings	117,770,392

Net assets, December 31, 2007	$1,676,794,708

Net asset value and redemption price per share, $1,676,794,708/142,073,617 outstanding shares of beneficial interest	$11.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $455,738 foreign withholding tax)	$15,095,442
Unaffiliated interest	11,182,153
Affiliated dividend income	1,081,155
Affiliated income from securities lending, net	650,743

28,009,493

EXPENSES
Advisory fees	9,031,134
Shareholder servicing fees and expenses	743,740
Custodian and accounting fees	295,000
Audit fee	26,000
Transfer agent’s fees and expenses	20,000
Trustees’ fees	15,000
Loan interest expense (Note 7)	14,657
Shareholders’ reports	13,000
Insurance expenses	9,000
Legal fees and expenses	6,000
Miscellaneous	4,789

Total expenses	10,178,320

NET INVESTMENT INCOME	17,831,173

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	18,260,343
Foreign currency transactions	374,350

18,634,693

Net change in unrealized appreciation (depreciation) on:
Investments	52,193,913
Foreign currencies	(5,981)

52,187,932

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	70,822,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,653,798

STATEMENT OF CHANGES IN NET ASSETS

		March 20, 2006*
	Year Ended	through
	December 31, 2007	December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,831,173	$3,234,660
Net realized gain on investments and foreign currency transactions	18,634,693	1,187,829
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	52,187,932	29,116,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	88,653,798	33,539,083

DISTRIBUTIONS	(4,422,489)	—

FUND SHARE TRANSACTIONS:
Fund share sold [94,365,587 and 56,736,802 shares, respectively]	1,088,521,183	567,138,932
Fund share issued in reinvestment of distributions [380,921 and 0 shares, respectively]	4,422,489	—
Fund share repurchased [7,068,456 and 2,341,237 shares, respectively]	(78,274,932)	(22,783,356)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,014,668,740	544,355,576

TOTAL INCREASE IN NET ASSETS	1,098,900,049	577,894,659
NET ASSETS:
Beginning of period	577,894,659	—

End of period	$1,676,794,708	$577,894,659

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.3%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 1.5%
United Technologies Corp.	119,110	$9,116,679

Beverages — 6.6%
Fortune Brands, Inc.	229,940	16,638,458
PepsiCo, Inc.(a)	295,410	22,421,619

		39,060,077

Biotechnology — 1.4%
Genentech, Inc.*	124,770	8,368,324

Commercial Services — 2.8%
McGraw-Hill Cos., Inc. (The)	371,653	16,282,118

Computer Services — 5.2%
Western Union Co.	1,265,820	30,734,110

Computer Software — 7.2%
Electronic Arts, Inc.*(a)	311,940	18,220,415
Microsoft Corp.	680,494	24,225,587

		42,446,002

Financials — 6.1%
Charles Schwab Corp. (The)	937,150	23,944,183
CME Group, Inc.	9,410	6,455,260
Morgan Stanley	107,000	5,682,770

		36,082,213

Internet & Online — 6.1%
Google, Inc. (Class A Stock)*	38,110	26,352,303
Yahoo!, Inc.*(a)	404,450	9,407,507

		35,759,810

Medical Products — 7.7%
St. Jude Medical, Inc.*	544,238	22,117,832
Thermo Fisher Scientific, Inc.*(a)	399,910	23,066,809

		45,184,641

Movies & Entertainment — 2.1%
Viacom, Inc. (Class B Stock)*	279,880	12,292,330

Networking/Telecom Equipment — 7.4%
Cisco Systems, Inc.*	795,790	21,542,035
Research In Motion Ltd. (Canada)*(a)	194,100	22,010,940

		43,552,975

Oil & Gas — 9.5%
Hess Corp.	145,640	14,689,250
Occidental Petroleum Corp.	134,820	10,379,792
Suncor Energy, Inc. (Canada)	284,870	30,973,915

		56,042,957

Oil Well Services & Equipment — 9.1%
Baker Hughes, Inc.	254,160	20,612,376
Schlumberger Ltd.	145,200	14,283,324
Weatherford International Ltd.*	275,820	18,921,252

		53,816,952

Pharmaceuticals — 4.9%
Amylin Pharmaceuticals, Inc.*(a)	338,553	12,526,461
Merck & Co., Inc.	286,000	16,619,460

		29,145,921

Restaurants — 1.3%
Starbucks Corp.*	389,720	7,977,568

Retail – Food & Drug — 1.9%
CVS/Caremark Corp.	279,830	11,123,243

Retailing — 5.1%
Coach, Inc.*	343,360	10,499,949
Costco Wholesale Corp.	97,000	6,766,720
Lowe’s Cos., Inc.	578,733	13,090,940

		30,357,609

Semiconductors — 3.5%
QUALCOMM, Inc.	521,870	20,535,585

Specialty Finance — 3.0%
Freddie Mac(a)	513,327	17,489,051

Telecommunications — 6.9%
American Tower Corp. (Class A Stock)*(a)	491,410	20,934,066
Crown Castle International Corp.*	262,420	10,916,672
Sprint Nextel Corp.	680,310	8,932,470

		40,783,208

TOTAL LONG-TERM INVESTMENTS
(cost $491,740,863)		586,151,373

SHORT-TERM INVESTMENT — 12.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $74,733,490; includes $70,669,746 of cash collateral for securities on loan)(b)(w) (Note 4)	74,733,490	74,733,490

TOTAL INVESTMENTS — 111.9%
(cost $566,474,353; Note 6)		660,884,863
Liabilities in excess of other assets — (11.9)%		(70,483,255)

NET ASSETS — 100.0%		$590,401,608

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $68,285,707; cash collateral of $70,669,746 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund
(12.0% represents investments purchased with collateral from securities on loan)	12.6%
Oil & Gas	9.5
Oil Well Services & Equipment	9.1
Medical Products	7.7
Networking/Telecom Equipment	7.4
Computer Software	7.2
Telecommunications	6.9
Beverages	6.6
Financials	6.1
Internet & Online	6.1
Computer Services	5.2
Retailing	5.1
Pharmaceuticals	4.9
Semiconductors	3.5
Specialty Finance	3.0
Commercial Services	2.8
Movies & Entertainment	2.1
Retail-Food & Drug	1.9
Aerospace	1.5
Biotechnology	1.4
Restaurants	1.3

111.9
Liabilities in excess of other assets	(11.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $68,285,707:
Unaffiliated investments (cost $491,740,863)	$586,151,373
Affiliated investments (cost $74,733,490)	74,733,490
Dividends and interest receivable	407,734
Receivable for fund share sold	335,993
Prepaid expenses	4,379

Total Assets	661,632,969

LIABILITIES:
Payable to broker for collateral for securities on loan	70,669,746
Payable to custodian	266,164
Advisory fees payable	181,862
Accrued expenses and other liabilities	96,874
Payable for fund share repurchased	12,159
Shareholder servicing fees payable	4,556

Total Liabilities	71,231,361

NET ASSETS	$590,401,608

Net assets were comprised of:
Paid-in capital	$1,217,752,450
Retained earnings	(627,350,842)

Net assets, December 31, 2007	$590,401,608

Net asset value and redemption price per share, $590,401,608/21,188,024 outstanding shares of beneficial interest	$27.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $16,180 foreign withholding tax)	$5,524,212
Affiliated dividend income	321,679
Affiliated income from securities lending, net	217,264

6,063,155

EXPENSES
Advisory fees	5,639,818
Shareholder servicing fees and expenses	438,644
Custodian and accounting fees	102,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	17,000
Insurance expenses	14,000
Loan interest expense (Note 7)	8,455
Legal fees and expenses	6,000
Shareholders’ reports	1,000
Miscellaneous	929

Total expenses	6,263,846
Less: advisory fee waiver	(866,347)

Net expenses	5,397,499

NET INVESTMENT INCOME	665,656

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	86,644,666
Net change in unrealized appreciation (depreciation) on investments	(4,581,204)

NET GAIN ON INVESTMENTS	82,063,462

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,729,118

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$665,656	$(300,148)
Net realized gain on investment transactions	86,644,666	57,566,896
Net change in unrealized appreciation (depreciation) on investments	(4,581,204)	6,273,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	82,729,118	63,540,694

FUND SHARE TRANSACTIONS:
Fund share sold [1,535,571 and 432,025 shares, respectively]	41,826,457	9,960,579
Fund share repurchased [6,728,682 and 8,035,332 shares, respectively]	(178,878,673)	(183,880,549)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(137,052,216)	(173,919,970)

TOTAL DECREASE IN NET ASSETS	(54,323,098)	(110,379,276)
NET ASSETS:
Beginning of year	644,724,706	755,103,982

End of year	$590,401,608	$644,724,706

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 94.1%
		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 1.6%
Lamar Advertising Co. (Class A Stock)(a)	65,491	$3,148,152
National CineMedia, Inc.(a)	83,200	2,097,472

		5,245,624

Aerospace/Defense — 1.7%
Alliant Techsystems, Inc.*(a)	47,525	5,406,444

Apparel/Shoes — 3.2%
Coach, Inc.*	199,629	6,104,655
Urban Outfitters, Inc.*(a)	155,900	4,249,834

		10,354,489

Beverages — 0.4%
Hansen Natural Corp.*	27,800	1,231,262

Commercial Services — 6.0%
Bankrate, Inc.*(a)	32,800	1,577,352
Iron Mountain, Inc.*(a)	144,685	5,356,239
Moody’s Corp.(a)	145,200	5,183,640
Western Union Co.	305,300	7,412,684

		19,529,915

Computer Hardware — 0.8%
Network Appliance, Inc.*	106,800	2,665,728

Computer Services — 1.7%
Fiserv, Inc.*(a)	99,700	5,532,353

Computer Software — 5.5%
Activision, Inc.*(a)	277,198	8,232,781
Electronic Arts, Inc.*	107,300	6,267,393
Salesforce.com, Inc.*(a)	51,350	3,219,131

		17,719,305

Consumer Products & Services — 5.6%
Chattem, Inc.*(a)	44,715	3,377,771
Fortune Brands, Inc.	90,400	6,541,344
Newell Rubbermaid, Inc.	263,130	6,809,805
Weight Watchers International, Inc.	31,634	1,429,224

		18,158,144

Data Processing — 0.5%
Paychex, Inc.	42,500	1,539,350

Drugs & Medicine — 2.0%
Amylin Pharmaceuticals, Inc.*(a)	176,000	6,512,000

Electronic Compenents — 3.9%
Amphenol Corp. (Class A Stock)	145,272	6,736,263
Gentex Corp.(a)	338,913	6,022,484

		12,758,747

Entertainment & Leisure — 3.8%
Mattel, Inc.	207,600	3,952,704
NetFlix, Inc.*(a)	222,200	5,914,964
Pinnacle Entertainment, Inc.*(a)	99,200	2,337,152

		12,204,820

Financial – Bank & Trust — 0.5%
SVB Financial Group*(a)	32,600	1,643,040

Financial Services — 5.6%
Discover Financial Services	277,900	4,190,732
Global Payments, Inc.	124,621	5,797,369
Legg Mason, Inc.	43,600	3,189,340
Raymond James Financial, Inc.	149,800	4,892,468

		18,069,909

Healthcare – Medical Providers — 1.1%
Psychiatric Solutions, Inc.*(a)	112,400	3,653,000

Healthcare Services — 2.1%
Charles River Laboratories
International, Inc.*(a)	102,645	6,754,041

Home Furnishings — 1.7%
Harman International Industries, Inc.	76,400	5,631,444

Industrial Products — 1.1%
Roper Industries, Inc.	54,600	3,414,684

Insurance — 2.6%
AON Corp.	63,100	3,009,239
Principal Financial Group, Inc.	75,000	5,163,000
Security Capital Assurance Ltd. (Bermuda)(a)	93,448	363,513

		8,535,752

Internet Services — 1.0%
Equinix, Inc.*(a)	32,000	3,234,240

Machinery & Equipment — 0.9%
Kennametal, Inc.(a)	80,190	3,035,993

Manufacturing — 0.4%
Rockwell Automation, Inc.	18,021	1,242,728

Media — 1.6%
Entravision Communications Corp. (Class A Stock)*(a)	659,182	5,161,395

Medical Products — 4.4%
C.R. Bard, Inc.(a)	72,793	6,900,776
St. Jude Medical, Inc.*	182,100	7,400,544

		14,301,320

Medical Supplies & Equipment — 2.0%
Thermo Fisher Scientific, Inc.*	112,708	6,500,997

Oil & Gas — 4.3%
Continental Resources, Inc.*	127,800	3,339,414
Hess Corp.	51,400	5,184,204
Quicksilver Resources, Inc.*(a)	90,800	5,410,772

		13,934,390

Oil Well Services & Equipment — 7.4%
Cameron International Corp.*	111,800	5,380,934
Grant Prideco, Inc.*	63,899	3,547,033
Smith International, Inc.	105,700	7,805,945
Weatherford International Ltd.*	105,300	7,223,580

		23,957,492

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Producer Goods — 1.7%
WW Grainger, Inc.	62,825	$5,498,444

Real Estate Operating Company — 1.8%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	254,600	5,486,630
HFF, Inc. (Class A Stock)*(a)	45,500	352,170

		5,838,800

Retail — 3.6%
Advance Auto Parts, Inc.	60,637	2,303,600
J.C. Penney Co., Inc.	105,300	4,632,147
Williams-Sonoma, Inc.(a)	180,201	4,667,206

		11,602,953

Semiconductors — 5.4%
First Solar, Inc.*(a)	5,200	1,389,128
FormFactor, Inc.*(a)	163,945	5,426,580
Linear Technology Corp.(a)	105,207	3,348,739
Tessera Technologies, Inc.*(a)	178,900	7,442,240

		17,606,687

Technology Services — 1.7%
Cogent, Inc.*(a)	169,088	1,885,331
Cognizant Technology Solutions Corp, (Class A Stock)*	107,022	3,632,327

		5,517,658

Telecommunications — 5.4%
American Tower Corp. (Class A Stock)*	90,300	3,846,780
Clearwire Corp. (Class A Stock)*(a)	117,312	1,608,347
Crown Castle International Corp.*	111,075	4,620,720
MetroPCS Communications, Inc.*(a)	218,700	4,253,715
NeuStar, Inc. (Class A Stock)*(a)	112,207	3,218,097

		17,547,659

Transportation — 1.1%
C.H. Robinson Worldwide, Inc.(a)	62,700	3,393,324

TOTAL LONG-TERM INVESTMENTS
(cost $278,920,817)		304,934,131

SHORT-TERM INVESTMENT — 39.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $126,884,569; includes $111,411,351 of cash collateral for securities on loan)(b)(w) (Note 4)	126,884,569	126,884,569

TOTAL INVESTMENTS — 133.2%
(cost $405,805,386; Note 6)		431,818,700
Liabilities in excess of other assets — (33.2)%		(107,745,241)

NET ASSETS — 100.0%		$324,073,459

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $106,565,712; cash collateral of $111,411,351 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund
(34.4% represents investments purchased with collateral from securities on loan)	39.1%
Oil Well Services & Equipment	7.4
Commercial Services	6.0
Consumer Products & Services	5.6
Financial Services	5.6
Computer Software	5.5
Semiconductors	5.4
Telecommunications	5.4
Medical Products	4.4
Oil & Gas	4.3
Electronic Components	3.9
Entertainment & Leisure	3.8
Retail	3.6
Apparel/Shoes	3.2
Insurance	2.6
Healthcare Services	2.1
Drugs & Medicine	2.0
Medical Supplies & Equipment	2.0
Real Estate Operating Companies	1.8
Home Furnishings	1.7
Computer Services	1.7
Technology Services	1.7
Producer Goods	1.7
Aerospace/Defense	1.7
Media	1.6
Advertising	1.6
Healthcare – Medical Providers	1.1
Industrial Products	1.1
Transportation	1.1
Internet Services	1.0
Machinery & Equipment	0.9
Computer Hardware	0.8
Financial – Bank & Trust	0.5
Data Processing	0.5
Beverages	0.4
Manufacturing	0.4

133.2
Liabilities in excess of other assets	(33.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $106,565,712:
Unaffiliated investments (cost $278,920,817)	$304,934,131
Affiliated investments (cost $126,884,569)	126,884,569
Cash	759,985
Receivable for fund share sold	3,279,819
Dividends receivable	170,111
Prepaid expenses	6,090

Total Assets	436,034,705

LIABILITIES:
Payable to broker for collateral for securities on loan	111,411,351
Payable for investments purchased	399,744
Advisory fees payable	105,633
Accrued expenses and other liabilities	41,960
Shareholder servicing fees payable	2,469
Payable for fund share repurchased	89

Total Liabilities	111,961,246

NET ASSETS	$324,073,459

Net assets were comprised of:
Paid-in capital	$253,665,178
Retained earnings	70,408,281

Net assets, December 31, 2007	$324,073,459

Net asset value and redemption price per share, $324,073,459/55,268,556 outstanding shares of beneficial interest	$5.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$1,816,646
Affiliated income from securities lending, net	363,667
Affiliated dividend income	270,937

2,451,250

EXPENSES
Advisory fees	3,303,033
Shareholder servicing fees and expenses	231,204
Custodian and accounting fees	88,000
Transfer agent’s fees and expenses	18,000
Audit fee	17,000
Loan interest expense (Note 7)	16,285
Trustees’ fees	12,000
Legal fees and expenses	7,000
Insurance expenses	7,000
Shareholders’ reports	3,000
Miscellaneous	8,085

Total expenses	3,710,607

NET INVESTMENT LOSS	(1,259,357)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	48,288,106
Net change in unrealized appreciation (depreciation) on investments	9,536,888

NET GAIN ON INVESTMENTS	57,824,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,565,637

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,259,357)	$(1,807,263)
Net realized gain on investment transactions	48,288,106	32,390,834
Net change in unrealized appreciation (depreciation) on investments	9,536,888	(10,054,589)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	56,565,637	20,528,982

FUND SHARE TRANSACTIONS:
Fund share sold [10,135,177 and 7,342,126 shares, respectively]	57,577,324	34,026,783
Fund share repurchased [19,256,990 and 28,324,186 shares, respectively]	(106,335,308)	(133,075,242)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(48,757,984)	(99,048,459)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,807,653	(78,519,477)
NET ASSETS:
Beginning of year	316,265,806	394,785,283

End of year	$324,073,459	$316,265,806

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.3%		Value
COMMON STOCKS	Shares		(Note 2)

Aerospace — 0.6%
AAR Corp. (a)	25,173		$957,329

Automotive Parts — 0.4%
Asbury Automative Group, Inc.(a)	41,306		621,655

Basic Materials – Chemical — 1.5%
Minerals Technologies, Inc.(a)	27,291		1,827,133
NuCo2, Inc.*(a)	19,049		474,320

			2,301,453

Basic Materials – Forest — 1.2%
Caraustar Industries, Inc.*(a)	146,345		452,206
Universal Forest Products, Inc.(a)	44,457		1,309,703

			1,761,909

Basic Materials – Mining — 1.3%
Commercial Metals Co.	27,618		813,350
Mueller Industries, Inc.	36,161		1,048,308

			1,861,658

Chemicals — 3.2%
Fuller (H.B.) Co.(a)	60,971		1,368,799
KMG Chemicals, Inc.(a)	41,883		605,628
PolyOne Corp.*(a)	125,584		826,343
UAP Holding Corp.	50,090		1,933,474

			4,734,244

Commercial Services & Supplies — 0.5%
Watson Wyatt Worldwide, Inc.	16,036		744,231

Computer Services & Software — 3.1%
ACI Worldwide, Inc.*(a)	44,047		838,655
Avid Technology, Inc.*(a)	28,138		797,431
Intervoice, Inc.*(a)	40,718		325,337
MSC.Software Corp.*(a)	33,476		434,853
Parametric Technology Corp.*	89,148		1,591,292
Progress Software Corp.*(a)	16,890		568,855

			4,556,423

Computers — 0.3%
Palm, Inc.(a)	59,550		377,547

Construction — 1.2%
Ryland Group, Inc.(a)	38,793		1,068,747
Goodman Global, Inc.*	30,729		754,090

			1,822,837

Consumer Cyclicals – Construction — 1.0%
Comfort Systems USA, Inc.	109,557		1,400,138
Modtech Holdings, Inc.*	66,582		59,258

			1,459,396

Consumer Cyclicals – Leisure & Entertainment — 0.7%
Fossil, Inc.*(a)	23,222		974,860

Consumer Cyclicals – Motor Vehicle — 1.5%
Commercial Vehicle Group, Inc.*	61,279		888,545
Lithia Motors, Inc. (Class A Stock)(a)	8,338		114,481
Tenneco Automotive, Inc.*	46,024		1,199,846

			2,202,872

Consumer Cyclicals – Retail Apparel — 1.9%
Aaron Rents, Inc.(a)	46,042		885,848
Big Lots, Inc.*	47,702		762,755
Gymboree Corp.*	18,259		556,169
K-Swiss, Inc. (Class A Stock)	30,493		551,924

			2,756,696

Consumer Products & Services — 0.7%
G & K Services, Inc.	26,209		983,362

Consumer Staples – Home Products — 0.7%
Elizabeth Arden, Inc.*(a)	46,140		938,949
Jarden Corp.*(a)	4,959		117,082

			1,056,031

Consumer Staples – Restaurants — 0.3%
California Pizza Kitchen, Inc.*(a)	33,380		519,727

Diversified Operations — 0.4%
Compass Diversified Trust	40,366		601,453

Electrical Utilities — 1.0%
Cleco Corp.(a)	52,074		1,447,657

Electronic Components & Equipment — 2.4%
Empire District Electric Co. (The)(a)	35,581		810,535
Belden CTD, Inc.(a)	9,180		408,510
Benchmark Electronics, Inc.*(a)	23,713		420,432
Electronics for Imaging, Inc.*(a)	71,909		1,616,514
EnergySolutions, Inc.*	12,696		342,665

			3,598,656

Energy – Energy Resources — 2.0%
Concho Resources, Inc.*	95,003		1,958,012
Parallel Petroleum Corp.*(a)	56,101		989,060

			2,947,072

Energy – Oil Services — 2.2%
Oil States International, Inc.*(a)	44,364		1,513,700
W-H Energy Services, Inc.*(a)	32,372		1,819,630

			3,333,330

Entertainment & Leisure — 0.7%
Boyd Gaming Corp.	24,487		834,272
Isle of Capri Casinos, Inc.*	15,605		214,881

			1,049,153

Equipment Services — 1.3%
RSC Holdings, Inc.*(a)	47,150		591,732
Watsco, Inc.(a)	38,127		1,401,549

			1,993,281

Financial – Bank & Trust — 12.7%
Alabama National Bancorp	10,795		839,959
Bancorp Bank (The)*(a)	53,067		714,282
Bank of Hawaii Corp.(a)	11,556		590,974
Bank of the Ozarks, Inc.	29,671		777,380
Berkshire Hills Bancorp, Inc.	19,900		517,400
Bridge Capital Holdings*	10,335		221,169
Brookline Bancorp, Inc.	67,456		685,353
Cardinal Financial Corp.	44,029		410,350

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Cascade Bancorp(a)	4,275	$59,508
Central Pacific Financial Corp.(a)	18,664	344,537
CoBiz, Inc.	57,493	854,921
Columbia Banking System, Inc.	25,583	760,583
East West Bancorp, Inc.	4,769	115,553
F.N.B. Corp.(a)	52,215	767,560
First Community Bancorp(a)	12,342	508,984
First Niagara Financial Group, Inc.(a)	30,695	369,568
Glacier Bancorp, Inc.(a)	81,705	1,531,152
Hancock Holding Co.(a)	20,074	766,827
IBERIABANK Corp.	24,600	1,150,050
Millennium Bankshares Corp.	42,588	224,865
NewAlliance Bancshares, Inc.	33,604	387,118
Preferred Bank Los Angeles	12,579	327,306
Prosperity Bancshares, Inc.	50,311	1,478,640
Signature Bank*(a)	53,584	1,808,460
Southcoast Financial Corp.*	17,763	253,126
Sterling Bancorp	17,018	232,125
Summit State Bank	12,451	100,231
Texas Capital Bancshares, Inc.*	21,707	396,153
Trico Bancshares	7,067	136,393
UMB Financial Corp.(a)	4,277	164,066
United Community Banks, Inc.(a)	28,003	442,447
Washington Federal, Inc.	13,690	288,996
West Coast Bancorp(a)	23,093	427,220
Westamerica Bancorp(a)	7,413	330,249

		18,983,505

Financial – Brokerage — 0.5%
Knight Trading Group, Inc. (Class A Stock)*(a)	32,312	465,293
Sterling Bancshares, Inc.(a)	29,724	331,720

		797,013

Financial Services — 3.9%
Financial Federal Corp.(a)	46,938	1,046,248
First Financial Bankshare(a)	30,886	1,162,858
Flushing Financial Corp.	9,739	156,311
Gladstone Capital Corp.(a)	23,346	396,882
Highland Distressed Opportunities, Inc.	54,961	471,016
Max Capital Group Ltd. (Bermuda)(a)	34,288	959,721
Meadowbrook Insurance Group, Inc.*(a)	74,453	700,603
Nexity Financial Corp.*	20,286	134,699
PennantPark Investment Corp.	49,763	498,625
Pinnacle Financial Partners, Inc.*	5,951	151,275
Security Capital Assurance Ltd. Bermuda)(a)	30,815	119,870
WSFS Financial Corp.	1,426	71,585

		5,869,693

Food — 0.2%
Nash Finch Co.(a)	8,903	314,098

Healthcare – Drugs — 0.5%
Medarex, Inc.*(a)	74,874	780,187

Healthcare – Medical Products — 0.8%
PSS World Medical, Inc.*(a)	59,933	1,172,889

Healthcare Services — 0.9%
Edwards Lifesciences Corp.*(a)	22,034	1,013,343
On Assignment, Inc.*(a)	48,272	338,387

		1,351,730

Industrial Products — 0.6%
Olympic Steel, Inc.	27,776	880,777

Industrials – Components — 2.6%
Actuant Corp. (Class A Stock)(a)	37,993	1,292,142
Applied Industrial Technologies, Inc.	41,192	1,195,378
Wabash National Corp.	178,441	1,372,211

		3,859,731

Industrials – Diversified — 0.6%
GrafTech International Ltd.*(a)	46,796	830,629

Industrials – Electrical Equipment — 0.9%
Anixter International, Inc.*(a)	11,935	743,193
Franklin Electric Co., Inc.(a)	15,272	584,459

		1,327,652

Industrials – Machinery — 1.0%
MTS Systems Corp.	13,761	587,182
Tennant Co	20,916	926,370

		1,513,552

Insurance – Life Insurance — 0.7%
American Equity Investment Life Holding Co.(a)	126,757	1,050,816

Insurance – Property Insurance — 3.8%
Aspen Insurance Holdings Ltd. (Bermuda)	26,668	769,105
Donegal Group, Inc.	26,770	459,641
National Atlantic Holdings Corp.*	31,840	141,051
Navigators Group, Inc.*	10,069	654,485
ProAssurance Corp.*(a)	34,375	1,887,875
Procentury Corp.	61,839	949,229
RLI Corp.	14,868	844,354

		5,705,740

Internet Services — 0.3%
RealNetworks, Inc.*(a)	68,515	417,256

Machinery & Equipment — 0.2%
Astec Industries, Inc.*(a)	6,013	223,623

Medical Supplies & Equipment — 2.8%
American Medical Systems Holdings, Inc.*(a)	106,259	1,536,505
Cardiac Science Corp.*	118,014	954,733
Owens & Minor, Inc.(a)	21,932	930,575
Symmetry Medical, Inc.*(a)	39,426	687,195

		4,109,008

Metals & Mining — 1.0%
Kaiser Aluminum Corp.(a)	10,162	807,676
RBC Bearings, Inc.*(a)	16,079	698,793

		1,506,469

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Office Equipment — 0.7%
IKON Office Solutions, Inc.(a)	81,824	$1,065,349

Oil & Gas — 1.4%
Rex Energy Corp.*	86,245	1,028,903
Williams Partners LP	25,997	1,019,082

		2,047,985

Personal Services — 0.2%
Bright Horizons Family Solutions, Inc.*	9,726	335,936

Real Estate Investment Trust – Apartment — 0.8%
American Campus Communities, Inc.(a)	47,039	1,262,997

Real Estate Investment Trust – Office Industrial — 1.5%
Lexington Corp. Properties Trust(a)	26,862	390,574
Parkway Properties, Inc.	48,347	1,787,872

		2,178,446

Real Estate Investment Trust – Other REIT — 3.6%
Biomed Realty Trust, Inc.(a)	48,216	1,117,165
Cogdell Spencer, Inc.	32,260	513,902
Digital Realty Trust, Inc.(a)	31,898	1,223,926
Entertainment Properties Trust(a)	13,624	640,328
Omega Healthcare Investors, Inc.(a)	76,239	1,223,636
U-Store-It Trust(a)	77,071	705,970

		5,424,927

Real Estate Investment Trust – Retail — 1.5%
Acadia Realty Trust(a)	35,816	917,248
National Retail Properties(a)	56,101	1,311,641

		2,228,889

Restaurants — 1.1%
CEC Entertainment, Inc.*	41,252	1,070,902
Einstein Noah Restaurant Group, Inc.*	32,182	584,103

		1,655,005

Retail & Merchandising — 3.3%
Aeropostale, Inc.*(a)	13,742	364,163
Cache, Inc.*(a)	65,990	616,346
Casey’s General Stores, Inc.	82,401	2,439,894
Charming Shoppes, Inc.*(a)	94,898	513,398
Hot Topic, Inc.*	26,962	156,919
Pacific Sunwear of California*(a)	53,199	750,638

		4,841,358

Semiconductors — 2.5%
AMIS Holdings, Inc.*	56,482	565,950
ATMI, Inc.*	14,345	462,626
Cirrus Logic, Inc.*	191,247	1,009,784
Emulex Corp.*(a)	58,107	948,306
FormFactor, Inc.*	23,188	767,523

		3,754,189

Services – Environmental — 1.0%
Waste Connections, Inc.*(a)	50,598	1,563,478

Services – Industrial Services — 1.3%
LECG Corp.*(a)	38,988	587,159
Resources Connection, Inc.	39,240	712,599
School Specialty, Inc.*(a)	18,171	627,808

		1,927,566

Software — 0.4%
Sybase, Inc.*(a)	25,157	656,346

Technology – Computer Hardware — 0.3%
Insight Enterprises, Inc.*(a)	22,338	407,445

Technology – Information Services — 0.5%
Black Box Corp.	22,344	808,182

Technology – Internet — 0.8%
Ariba, Inc.*(a)	104,610	1,166,402

Technology – Semiconductors — 1.1%
Integrated Device Technology, Inc.*	76,654	866,957
Tessera Technologies, Inc.*	17,141	713,065

		1,580,022

Telecommunications — 3.0%
CommScope, Inc.*	1,245	61,262
Plantronics, Inc.	41,163	1,070,238
Polycom, Inc.*(a)	18,300	508,374
Premiere Global Services, Inc.*(a)	25,025	371,621
RCN Corp.*(a)	65,596	1,022,642
Tekelec*(a)	119,275	1,490,937

		4,525,074

Transportation – Airlines — 1.0%
AirTran Holdings, Inc.*(a)	206,184	1,476,277

Transportation – Truck Freight — 1.3%
Forward Air Corp.	25,945	808,705
Heartland Express, Inc.(a)	60,676	860,386
Landstar System, Inc.	5,454	229,886

		1,898,977

Utilities — 0.3%
Allete, Inc.	1,146	45,358
Unisource Energy Corp.	12,596	397,404

		442,762

Utilities – Electrical Utilities — 3.1%
El Paso Electric Co.*(a)	107,501	2,748,801
MGE Energy, Inc.	4,718	167,347
Sierra Pacific Resources	19,246	326,797
Westar Energy, Inc.(a)	52,401	1,359,282

		4,602,227

Utilities – Gas Utilities — 1.5%
Atmos Energy Corp.(a)	1,741	48,817
South Jersey Industries, Inc.(a)	37,642	1,358,500
Southwest Gas Corp.	27,661	823,468

		2,230,785

TOTAL LONG-TERM INVESTMENTS
(cost $148,114,567)		143,437,824

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 49.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $73,093,377; includes
$67,863,966 of cash collateral
for securities on loan)(b)(w)
(Note 4)	73,093,377	$73,093,377

TOTAL INVESTMENTS — 145.3%
(cost $221,207,944; Note 6)		216,531,201
Liabilities in excess of other assets — (45.3)%		(67,552,562)

NET ASSETS — 100.0%		$148,978,639

The following abbreviation is used in portfolio descriptions:

REIT	Real Estate Investment Trust
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $64,496,940; cash collateral of $67,863,966 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund
(45.6% represents investments purchased with collateral
from securities on loan)	49.0%
Financial – Bank & Trust	12.7
Financial Services	3.9
Insurance – Property Insurance	3.8
Real Estate Investment Trust – Other REIT	3.6
Retail & Merchandising	3.3
Chemicals	3.2
Utilities – Electrical Utilities	3.1
Computer Services & Software	3.1
Telecommunications	3.0
Medical Supplies & Equipment	2.8
Industrials – Components	2.6
Semiconductors	2.5
Electronic Components & Equipment	2.4
Energy – Oil Services	2.2
Energy – Energy Resources	2.0
Consumer Cyclicals – Retail Apparel	1.9
Basic Materials – Chemical	1.5
Utilities – Gas Utilities	1.5
Real Estate Investment Trust – Retail	1.5
Consumer Cyclicals – Motor Vehicle	1.5
Real Estate Investment Trust – Office Industrial	1.5
Oil & Gas	1.4
Equipment Services	1.3
Services – Industrial Services	1.3
Transportation – Truck Freight	1.3
Basic Materials – Mining	1.3
Construction	1.2
Basic Materials – Forest	1.2
Restaurants	1.1
Technology – Semiconductors	1.1
Services – Environmental	1.0
Industrials – Machinery	1.0
Metals & Mining	1.0
Transportation – Airlines	1.0
Consumer Cyclicals – Construction	1.0
Electrical Utilities	1.0
Healthcare Services	0.9
Industrials – Electrical Equipment	0.9
Real Estate Investment Trust – Apartment	0.8
Healthcare – Medical Products	0.8
Technology – Internet	0.8
Office Equipment	0.7
Consumer Staples – Home Products	0.7
Insurance – Life Insurance	0.7
Entertainment & Leisure	0.7
Consumer Products & Services	0.7
Consumer Cyclicals – Leisure & Entertainment	0.7
Aerospace	0.6
Industrial Products	0.6
Industrials – Diversified	0.6
Technology – Information Services	0.5
Financial – Brokerage	0.5
Healthcare – Drugs	0.5
Commercial Services & Supplies	0.5
Software	0.4
Automotive Parts	0.4
Diversified Operations	0.4
Consumer Staples – Restaurants	0.3
Utilities	0.3
Internet Services	0.3
Technology – Computer Hardware	0.3
Computers	0.3
Personal Services	0.2
Food	0.2
Machinery & Equipment	0.2

145.3
Liabilities in excess of other assets	(45.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $64,496,940:
Unaffiliated investments (cost $148,114,567)	$143,437,824
Affiliated investments (cost $73,093,377)	73,093,377
Cash	66,069
Receivable for investments sold	324,354
Dividends and interest receivable	263,732
Receivable for fund share sold	114,114
Prepaid expenses	2,473

Total Assets	217,301,943

LIABILITIES:
Payable to broker for collateral for securities on loan	67,863,966
Payable for investments purchased	327,285
Advisory fees payable	73,330
Accrued expenses and other liabilities	57,458
Shareholder servicing fees payable	1,150
Payable for fund share repurchased	115

Total Liabilities	68,323,304

NET ASSETS	$148,978,639

Net assets were comprised of:
Paid-in capital	$125,611,507
Retained earnings	23,367,132

Net assets, December 31, 2007	$148,978,639

Net asset value and redemption price per share,
$148,978,639/12,715,426 outstanding shares
of beneficial interest	$11.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$3,346,264
Affiliated dividend income	261,632
Affiliated income from securities lending, net	222,681

3,830,577

EXPENSES
Advisory fees	1,859,049
Shareholder servicing fees and expenses	136,983
Custodian and accounting fees	50,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	10,000
Legal fees and expenses	4,000
Insurance expenses	4,000
Shareholders’ reports	3,000
Miscellaneous	4,352

Total expenses	2,107,384

NET INVESTMENT INCOME	1,723,193

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	27,665,225
Net change in unrealized appreciation (depreciation) on investments	(36,092,146)

NET LOSS ON INVESTMENTS	(8,426,921)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(6,703,728)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,723,193	$1,112,810
Net realized gain on investment transactions	27,665,225	46,513,824
Net change in unrealized appreciation (depreciation) on investments	(36,092,146)	(9,455,812)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,703,728)	38,170,822

DISTRIBUTIONS	(47,626,634)	(43,223,670)

FUND SHARE TRANSACTIONS:
Fund share sold [90,450 and 144,411 shares, respectively]	1,573,754	2,585,165
Fund share issued in reinvestment of distributions [4,123,518 and 2,575,904 shares, respectively]	47,626,634	43,223,670
Fund share repurchased [3,946,215 and 4,234,326 shares, respectively]	(72,138,266)	(73,285,887)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(22,937,878)	(27,477,052)

TOTAL DECREASE IN NET ASSETS	(77,268,240)	(32,529,900)
NET ASSETS:
Beginning of year	226,246,879	258,776,779

End of year	$148,978,639	$226,246,879

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 92.8%	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
BANK NOTES(c) — 9.3%	(Unaudited)	Rate	Date		(000)#	(Note 2)

AES Corp., Term B
(cost $1,348,219; purchased 06/07/07 – 12/19/07)(f)(g)	Ba+	8.39%	04/30/10		$1,348	$1,329,200
AES Corp., Term B
(cost $652,851; purchased 01/24/07)(f)(g)	Ba+	8.54%	04/30/10		652	644,116
Chrysler Finco Term
(cost $2,842,875; purchased 07/31/07, 11/28/07)(f)(g)	Ba-	9.00%	08/03/12		2,993	2,872,121
Community Health System
(cost $2,345; purchased 06/28/07)(f)(g)	Ba	4.00%	07/02/14		2	2,254
Community Health System
(cost $61,872; purchased 06/28/07)(f)(g)	Ba	4.00%	07/02/14		62	59,468
Community Health System
(cost $935,783; purchased 06/24/07, 12/04/07)(f)(g)	Ba	4.00%	07/02/14		936	899,424
CSC Holdings, Inc., Term B	Ba	6.60%	02/24/13		5	4,718
CSC Holdings, Inc., Term B
(cost $1,973,447; purchased 05/04/06 – 07/12/07)(f)(g)	Ba	6.60%	02/24/13		1,965	1,854,294
Ferrovial Term Loan Class B, (United Kingdom)	Ba-	9.70%	04/07/11	GBP	683	1,284,059
Ford Motor Co., Term B
(cost $1,980,000; purchased 12/12/06)(f)(g)	Ba-	8.00%	11/29/13		1,980	1,829,700
HCA, Inc., Term B
(cost $1,488,750; purchased 11/14/06)(f)(g)	Ba-	7.08%	11/16/13		1,489	1,432,550
MGM Studios, Term B
(cost $3,905,314; purchased 11/13/06)(f)(g)	Ba-	8.11%	04/08/12		3,950	3,669,676
Nordic Telephone (cost $642,182; purchased 05/04/06),
Term B (Denmark)(f)(g)	Ba+	6.93%	11/30/14	EUR	498	714,361
Nordic Telephone (cost $901,037; purchased 05/04/06),
Term C (Denmark)(f)(g)	Ba+	6.68%	11/30/14	EUR	699	1,006,217
Nuveen Investments
(cost $495,000; purchased 11/02/07)(f)(g)	Ba-	7.83%	11/02/14		500	494,196
Roundy’s, Inc., Term B
(cost $1,981,135; purchased 05/04/06 – 03/28/07)(f)(g)	Ba-	7.91%	10/27/11		1,965	1,922,741
Sandridge Energy, Inc.
(cost $3,957,500; purchased 08/29/07 – 12/20/07)(f)(g)	B(d)	8.63%	04/01/15		4,000	3,980,000
Telesat Canada, Inc., Term B
(cost $35,924; purchased 10/31/07)(f)(g)	B-(d)	9.00%	10/31/08		36	33,938
Telesat Canada, Inc., Term B
(cost $561,076; purchased 10/31/07)(f)(g)	B-(d)	9.00%	10/31/08		564	530,062
Telesat Canada, Inc., Term B
(cost $398,000; purchased 10/31/07)(f)(g)	Caa+	10.50%	10/31/08		400	376,000
Thomson Learning, Term B
(cost $2,079,000; purchased 06/27/07)(f)(g)	B+(d)	7.60%	06/27/14		2,100	1,982,167
Travelport Synthetic
(cost $269,227; purchased 11/13/06)(f)(g)	Ba-	7.08%	08/01/13		268	253,488
Travelport Term Loan
(cost $1,339,905; purchased 11/13/06)(f)(g)	Ba-	7.08%	08/23/13		1,334	1,263,330
Tribune Co., Term B
(cost $1,460,278; purchased 05/17/07)(f)(g)	Ba	7.91%	05/30/14		1,471	1,247,305
Tribune Co., Term X
(cost $816,640; purchased 05/17/07, 10/09/07)(f)(g)	Ba	7.74%	05/30/09		817	786,625
Univision Communications, Inc., Term B
(cost $1,879,195; purchased 03/16/07 – 11/07/07)(f)(g)	Ba-	7.61%	09/15/14		1,879	1,710,851
Univision Communications, Inc., Term DD
(cost $67,114; purchased 03/16/07)(f)(g)	Ba-	6.25%	09/15/14		67	61,102
Univision Communications, Inc., Term DD
(cost $53,691; purchased 10/19/07)(f)(g)	Ba-	7.10%	09/15/14		54	48,881
UPC Broadband Holdings, Term M
(cost $2,530,546; purchased 04/05/07) (Netherlands)(f)(g)	Ba-	6.30%	12/31/14	EUR	1,883	2,600,367

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
BANK NOTES (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

VNU/NielseN Finance LLC, Term B
(cost $1,866,156; purchased 11/13/06)(f)(g)	B+(d)	7.15%	08/09/13		$1,855	$1,756,580
VNU/NielseN Finance LLC, Term B
(cost $1,120,338; purchased 11/13/07)(f)(g)	B+(d)	7.24%	08/09/13		1,115	1,055,438
Wind Acquisitions Finance, Term B
(cost $440,554; purchased 12/07/06 – 07/18/07)(f)(g)	B-(d)	12.46%	12/21/11		441	461,481

TOTAL BANK NOTES
(cost $39,386,795)						38,166,710

CORPORATE BONDS — 71.9%
Advertising — 1.9%
R.H. Donnelley Corp., Sr. Notes(a)	B3	8.875%	01/15/16		4,500	4,207,500
R.H. Donnelley Corp., (cost $4,097,500; purchased 09/19/07 –
09/28/07) Sr. Notes, 144A(a)(f)(g)	B3	8.875%	10/15/17		4,050	3,746,250

						7,953,750

Airlines — 0.1%
United AirLines, Inc., Series 01-1, Pass-Through Certificates	Ba2	6.071%	03/01/13		343	346,852

Apparel — 0.1%
Quicksilver, Inc., Gtd. Notes	Ba3	6.875%	04/15/15		515	441,613

Automotive — 2.9%
Advanced Accessory Systems LLC, Sr. Notes	NR	10.75%	06/15/11		250	255,469
Allison Transmission (cost $659,750; purchased 10/11/07 –
12/14/07), Gtd. Notes, 144A(a)(f)(g)	Caa1	11.00%	11/01/15		725	659,750
Allison Transmission (cost $425,000; purchased 10/12/07),
Gtd. Notes, 144A, PIK(f)(g)	Caa1	11.25%	11/01/15		425	375,063
ArvinMeritor, Inc., Sr. Unsec’d. Notes	B2	8.125%	09/15/15		600	519,000
ArvinMeritor, Inc., Unsec’d. Notes(a)	B2	8.75%	03/01/12		1,800	1,678,500
Cooper-Standard Automotive, Inc., Gtd. Notes(a)	B3	7.00%	12/15/12		1,100	952,875
General Motors Corp., Sr. Unsec’d. Notes(a)	Caa1	7.70%	04/15/16		3,370	2,856,075
Goodyear Tire & Rubber Co. (The), Sr. Notes(a)	Ba3	9.00%	07/01/15		288	305,281
Tenneco, Inc., Gtd. Notes(a)	B3	8.625%	11/15/14		300	294,750
Tenneco, Inc., Sec’d. Notes	Ba3	10.25%	07/15/13		322	342,930
Tenneco, Inc., (cost $1,000,000; purchased 11/01/07) Sr.
Unsec’d. Notes, 144A(f)(g)	B2	8.125%	11/15/15		1,000	990,000
TRW Automotive, Inc., (cost $1,681,125; purchased 03/21/07 –
07/05/07), Gtd. Notes(a)(f)(g)	Ba3	7.00%	03/15/14		1,725	1,587,000
TRW Automotive, Inc., (cost $1,081,108; purchased 03/14/07 –
10/05/07) Gtd. Notes(a)(f)(g)	Ba3	7.25%	03/15/17		1,105	991,737

						11,808,430

Building Materials — 0.3%
Grohe Holding GMBH, Gtd. Notes (Germany)	B3	8.625%	10/01/14	EUR	850	1,087,401

Business Services — 0.8%
Buhrmann US, Inc., Gtd. Notes	B2	7.875%	03/01/15		1,575	1,484,438
NSG Holdings LLC / NSG Holdings, Inc. (cost $905,513;
purchased 03/06/07 – 05/17/07), Sec’d. Notes, 144A(f)(g)	Ba2	7.75%	12/15/25		900	902,250
Petroplus Finance Ltd. (cost $425,000; purchased 04/25/07),
Gtd. Notes, 144A (Bermuda)(f)(g)	B1	6.75%	05/01/14		425	395,781
Petroplus Finance Ltd. (cost $425,000; purchased 04/25/07),
Gtd. Notes, 144A (Bermuda)(f)(g)	B1	7.00%	05/01/17		425	388,875

						3,171,344

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Cable — 3.9%
CanWest MediaWorks, Inc. (cost $918,678;
purchased 09/20/07 – 10/02/07), Sr. Sub. Notes, 144A
(Canada)(f)(g)	B2	9.25%	08/01/15		$903	$883,811
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(a)	Caa1	8.75%	11/15/13		4,300	4,106,500
CSC Holdings, Inc., Debs.	B2	7.625%	07/15/18		2,050	1,883,437
CSC Holdings, Inc., Sr. Unsec’d. Notes	B2	6.75%	04/15/12		2,060	1,969,875
Echostar DBS Corp., Gtd. Notes	Ba3	7.00%	10/01/13		250	254,375
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%	02/01/16		3,310	3,376,200
UPC Holding BV, Sec’d. Notes (Netherlands)	B3	7.75%	01/15/14	EUR	1,500	2,091,649
UPC Holding BV, Sr. Notes (Netherlands)	B3	8.625%	01/15/14	EUR	1,000	1,443,777

						16,009,624

Chemicals — 2.0%
Chemtura Corp., Gtd. Notes	Ba2	6.875%	06/01/16		900	846,000
Ineos Group Holdings PLC (cost $1,113,375; purchased
10/12/06 – 01/11/07), Gtd. Notes, 144A
(United Kingdom)(f)(g)	B3	8.50%	02/15/16		1,175	1,045,750
Ineos Group Holdings PLC, Gtd. Notes (United Kingdom)(a)	B3	7.875%	02/15/16	EUR	750	915,610
KRATON Polymers LLC, Gtd. Notes(a)	B3	8.125%	01/15/14		1,800	1,692,000
Nalco Co., Sr. Sub. Notes(a)	B3	8.875%	11/15/13		2,125	2,215,313
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.625%	11/15/14	EUR	1,250	1,781,876

						8,496,549

Commercial Services — 0.9%
Aramark Corp., Gtd. Notes(a)	B3	8.50%	02/01/15		3,850	3,898,125

Computer Services & Software — 0.9%
First Data Corp. (cost $4,002,532; purchased 10/19/07 –
12/19/07), Gtd. Notes, 144A(a)(f)(g)	B3	9.875%	09/24/15		4,250	3,952,500

Construction — 0.2%
Terex Corp., Sr. Sub. Notes	Ba3	8.00%	11/15/17		925	936,563

Consumer Products
Sleepmaster LLC, Gtd. Notes(g)(i)	NR	11.00%	05/15/09		1,000	0

Containers & Packaging — 1.5%
Berry Plastics Holding Corp., Sec’d. Notes	B3	8.875%	09/15/14		2,175	2,066,250
Crown Americas, Inc., Gtd. Notes	B1	7.75%	11/15/15		1,900	1,957,000
Jefferson Smurfit Corp. US, Gtd. Notes	B3	7.50%	06/01/13		300	287,250
Jefferson Smurfit Corp. US, Gtd. Notes	B3	8.25%	10/01/12		525	517,125
Russell-Stanley Holdings, Inc. (cost $1,381,334; purchased
03/01/02 – 05/31/05), Sr. Sub. Notes, PIK(f)(g)(i)	NR	9.00%	11/30/08		356	0
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B3	8.375%	07/01/12		1,565	1,553,263

						6,380,888

Diversified — 0.3%
Actuant Corp. (cost $1,095,677; purchased 06/06/07),
Sr. Notes, 144A(f)(g)	Ba2	6.875%	06/15/17		1,100	1,089,000

Diversified Financial Services — 6.2%
Chukchansi Economic Development Authority
(cost $1,356,150; purchased 12/02/05 – 04/27/06),
Sr. Notes(f)(g)	B2	8.00%	11/15/13		1,320	1,287,000
Ford Motor Credit Co. LLC, Notes(a)	B1	7.80%	06/01/12		8,370	7,337,661
General Motors Acceptance Corp. LLC, Bonds	Ba3	8.00%	11/01/31		850	713,044
General Motors Acceptance Corp. LLC, Notes(a)	Ba3	7.00%	02/01/12		7,350	6,235,923
General Motors Acceptance Corp. LLC, Notes	Ba3	7.25%	03/02/11		1,000	876,539
Goldman Sachs Group, Inc. (The), Sr. Sub. Notes	A1	6.75%	10/01/37		600	587,867

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Diversified Financial Services (cont’d.)
LVB Acquisition Merger Sub, Inc. (cost $2,417,469; purchased 09/21/07 – 10/19/07), Gtd. Notes, 144A(f)(g)	B3	10.00%		10/15/17		$2,425	$2,473,500
LVB Acquisition Merger Sub, Inc. (cost $1,044,969; purchased 10/10/07 – 10/15/07), Gtd. Notes, 144A, PIK(f)(g)	B3	10.375%		10/15/17		1,025	1,022,437
LVB Acquisition Merger Sub, Inc. (cost $4,055,000; purchased 09/21/07 – 12/13/07), Gtd. Notes, 144A(f)(g)	Caa1	11.625%		10/15/17		4,100	4,038,500
SLM Corp., Notes	Baa1	5.294	%(c)	07/25/08		575	563,185
SLM Corp., Unsec’d. Notes	Baa1	5.244	%(c)	07/26/10		350	322,165

							25,457,821

Diversified Manufacturing Operations — 0.1%
Bombardier, Inc. (Cost $514,377; purchased 11/10/06),
Sr. Unsec’d. Notes (Canada)(f)(g)	Ba2	7.25%		11/15/16	EUR	400	584,821

Electric — 3.7%
AES Corp. (cost $3,129,281; purchased 10/09/07 – 12/11/07), Sr. Notes, 144A(a)(f)(g)	B1	8.00%		10/15/17		3,100	3,169,750
Energy Future Holdings Corp. (cost $2,023,625; purchased 11/07/07 – 12/21/07), Gtd. Notes, 144A(f)(g)	B3	10.875%		11/01/17		2,025	2,035,125
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16		6,800	6,630,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17		600	585,000
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%		06/15/11		1,240	1,292,220
Tenaska Alabama Partners LP (cost $1,504,237; purchased 03/31/06 – 05/03/07), Sec’d. Notes, 144A(f)(g)	Ba2	7.00%		06/30/21		1,479	1,476,038

							15,188,133

Electronic Components — 0.9%
Celestica, Inc., Sr. Sub. Notes (Canada)(a)	B3	7.625%		07/01/13		400	373,000
Celestica, Inc., Sr. Sub. Notes (Canada)(a)	B3	7.875%		07/01/11		2,725	2,622,813
Communications & Power Industries, Inc., Gtd. Notes	B3	8.00%		02/01/12		750	750,000

							3,745,813

Entertainment & Leisure — 0.4%
Choctaw Resort Development Enterprise (cost $1,244,400;
purchased 03/29/06), Sr. Notes, 144A(f)(g)	Ba2	7.25%		11/15/19		1,220	1,177,300
Universal City Development Partners, Sr. Unsec’d. Notes	B1	11.75%		04/01/10		500	517,500

							1,694,800

Environmental — 0.6%
Allied Waste North America, Inc., Gtd. Notes	B1	7.25%		03/15/15		2,320	2,308,400

Financial – Bank & Trust — 2.1%
Barclays Bank PLC (cost $1,465,073; purchased 12/07/07),
Jr. Sub. Notes, 144A (United Kingdom)(f)(g)	Aa2	6.05	%(c)	12/04/17		1,475	1,486,238
Barclays Bank PLC (cost $1,164,475; purchased 12/20/07),
Sub. Notes, 144A (United Kingdom)(f)(g)	Aa3	5.926	%(c)	09/29/49		1,250	1,163,104
Barclays Bank PLC (cost $306,630; purchased 12/13/07),
Sub. Notes, 144A (United Kingdom)(f)(g)	Aa3	7.434	%(c)	12/15/17		300	311,745
Royal Bank of Scotland Group PLC, Jr. Sub. Notes
(United Kingdom)	Aa3	7.64	%(c)	03/31/49		700	719,665
Santander Perpetual SA Unipersonal (cost $1,196,158;
purchased 10/18/07 – 12/13/07), Bank Gtd., 144A (Spain)(f)(g)	Aa2	6.671	%(c)	10/29/49		1,200	1,203,226
Societe Generale, Jr. Sub. Notes (France)	Aa3	6.999	%(c)	12/29/49	EUR	500	743,819
UBS Capital Jersey Ltd., Bank Gtd. Notes (Switzerland)	Aa2	7.152	%(c)	12/29/49	EUR	1,950	2,939,526

							8,567,323

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Financial Services — 1.0%
Idearc, Inc., Gtd. Notes	B2	8.00%		11/15/16		$1,725	$1,582,687
Morgan Stanley (cost $1,202,150; purchased 09/27/06,
10/09/07), Sr. Unsec’d. Notes, 144A(f)(g)	NR	3.35%		10/01/12		1,200	1,131,744
TNK-BP Finance SA (cost $297,603; purchased 03/13/06),
Gtd. Notes, 144A (Luxembourg)(f)(g)	Baa2	6.625%		03/20/17		300	273,750
TNK-BP Finance SA (cost $797,008; purchased 07/13/06),
Gtd. Notes, 144A (Luxembourg)(a)(f)(g)	Baa2	7.50%		07/18/16		800	775,000
TNK-BP Finance SA, Gtd. Notes (Luxembourg)	NR	7.50%		07/18/16		500	483,720
Universal City Florida Holding Co. I/II, Sr. Notes	B3	9.661	%(c)	05/01/10		100	100,000

							4,346,901

Food — 1.0%
Ingles Markets, Inc., Sr. Sub. Notes	B3	8.875%		12/01/11		1,700	1,725,500
Supervalu, Inc., Sr. Unsec’d. Notes(a)	B1	7.50%		11/15/14		2,175	2,229,375

							3,954,875

Gaming — 2.6%
Codere Finance Luxembourg SA, Sec’d. Notes (Luxembourg)	B2	8.25%		06/15/15	EUR	1,000	1,410,881
Herbst Gaming, Inc., Gtd. Notes	Caa1	7.00%		11/15/14		1,750	1,032,500
MGM Mirage, Gtd. Notes(a)	Ba2	6.875%		04/01/16		1,200	1,131,000
MGM Mirage, Gtd. Notes(a)	Ba2	7.50%		06/01/16		2,610	2,583,900
Mirage Resorts, Inc., Debs.	Ba2	7.25%		08/01/17		300	283,500
Station Casinos, Inc., Sr. Sub. Notes	Caa1	6.875%		03/01/16		1,625	1,186,250
Station Casinos, Inc., Sr. Unsec’d. Notes	B2	7.75%		08/15/16		740	667,850
Wynn Las Vegas Capital Corp., First Mortgage	Ba2	6.625%		12/01/14		1,580	1,552,350
Wynn Las Vegas Capital Corp., (cost $972,500; purchased 11/01/07) First Mortgage, 144A(f)(g)	Ba2	6.625%		12/01/14		1,000	982,500

							10,830,731

Healthcare & Pharmaceuticals — 4.2%
DaVita, Inc., Gtd. Notes(a)	B2	7.25%		03/15/15		2,710	2,716,775
Fresenius Medical Care Capital Trust, Gtd. Notes	B1	7.875%		06/15/11		1,600	1,656,000
HCA, Inc., Sec’d. Notes	B2	9.25%		11/15/16		6,745	7,082,250
HCA, Inc., Sec’d. Notes, PIK(a)	B2	9.625%		11/15/16		3,350	3,542,625
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.75%		07/15/13		1,350	1,201,500
Tenet Healthcare Corp., Sr. Notes	Caa1	9.875%		07/01/14		700	666,750
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	7.375%		02/01/13		375	328,125

							17,194,025

Healthcare – Services — 1.0%
Community Health Systems, Inc., Gtd. Notes(a)	B3	8.875%		07/15/15		4,180	4,258,375

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes	Aa2	5.85%		01/16/18		975	981,384

Machinery & Equipment — 0.4%
Chart Industries, Inc., Sr. Sub. Notes	B3	9.125%		10/15/15		1,700	1,742,500

Media & Entertainment — 1.1%
Lighthouse International Co. SA, Gtd. Notes (Luxembourg)	B2	8.00%		04/30/14	EUR	1,850	2,711,559
Quebecor Media, Inc. (cost $1,844,031; purchased
09/26/07 – 12/11/07), Sr. Unsec’d. Notes, 144A
(Canada)(f)(g)	B2	7.75%		03/15/16		1,925	1,848,000

							4,559,559

SEE NOTES TO FINANCIAL STATEMENTS.
A132

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Metals & Mining — 1.1%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.25%	04/01/15	$995	$1,054,700
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.375%	04/01/17	2,900	3,110,250
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25%	02/15/15	513	482,220

					4,647,170

Oil & Gas — 1.5%
Chesapeake Energy Corp., Gtd. Notes	NR	2.50%	05/15/37	475	527,844
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875%	01/15/16	595	589,050
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.00%	08/15/14	1,100	1,105,500
Citic Resources Finance Ltd. (cost $249,315; purchased
05/14/07), Gtd. Notes, 144A (Bermuda)(f)(g)	Ba2	6.75%	05/15/14	250	234,375
OPTI Canada, Inc. (cost $635,000; purchased 02/02/07,
05/17/07), Gtd. Notes, 144A (Canada)(f)(g)	B1	8.25%	12/15/14	600	594,000
Pride International, Inc., Sr. Unsec’d. Notes	BB+(d)	3.25%	05/01/33	400	539,000
Tesoro Corp., Gtd. Notes(a)	Ba1	6.50%	06/01/17	2,050	2,029,500
Williams Partners LP, Sr. Unsec’d. Notes	Ba3	7.25%	02/01/17	525	540,750

					6,160,019

Paper & Forest Products — 2.4%
Abitibi-Consolidated, Inc., Unsub. Notes (Canada)(a)	B3	8.55%	08/01/10	2,450	2,143,750
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13	1,520	1,425,000
Georgia-Pacific Corp., Sr. Unsec’d. Notes	B2	8.00%	01/15/24	1,650	1,534,500
Georgia-Pacific Corp. (cost $905,000; purchased 06/04/07,
11/01/07), Gtd. Notes, 144A(f)(g)	Ba3	7.00%	01/15/15	925	899,562
Norampac, Inc., Gtd. Notes (Canada)	Ba3	6.75%	06/01/13	850	775,625
Smurfit Capital Funding PLC, Gtd. Notes (Ireland)	Ba2	7.50%	11/20/25	900	850,500
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)(a)	B2	7.75%	04/01/15	150	142,500
Verso Paper Holdings LLC, Sec’d. Notes(a)	B2	9.125%	08/01/14	2,025	2,045,250

					9,816,687

Pipelines & Other — 5.9%
AmeriGas Partners LP, Sr. Notes	B1	7.125%	05/20/16	2,675	2,594,750
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.125%	05/15/18	160	141,600
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.50%	06/01/15	3,250	3,038,750
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375%	05/01/16	2,155	2,106,513
El Paso Corp., Sr. Notes	Ba3	7.42%	02/15/37	500	485,916
El Paso Corp., Sr. Notes	Ba3	9.625%	05/15/12	1,250	1,368,971
El Paso Corp., Sr. Sub. Notes	Ba3	7.00%	06/15/17	2,850	2,852,955
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.80%	08/01/31	200	202,971
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba2	5.70%	01/05/16	2,020	1,828,506
Knight, Inc., Sr. Unsec’d. Notes	Ba2	5.15%	03/01/15	525	461,965
NGPL PipeCo. LLC (cost $1,025,000; purchased 12/14/07),
Sr. Notes, 144A(f)(g)	Baa3	7.119%	12/15/17	1,025	1,050,982
Roseton/Danskammer, Pass-Through Certificates	Ba3	7.27%	11/08/10	365	368,368
SemGroup LP (cost $4,601,750; purchased 04/28/06 –
01/18/07), Sr. Notes, 144A(a)(f)(g)	B1	8.75%	11/15/15	4,550	4,322,500
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.00%	03/01/32	875	974,832
Williams Cos., Inc., Sr. Notes	Baa3	7.625%	07/15/19	2,150	2,330,063
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.75%	06/15/31	225	246,375

					24,376,017

Real Estate — 0.2%
Forest City Enterprises, Inc., Sr. Unsec’d. Notes	Ba3	6.50%	02/01/17	850	769,250

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Real Estate Investment Trusts — 0.4%
Ventas Realty LP, Gtd. Notes	Ba1	6.75%		04/01/17		$1,225	$1,212,750
Ventas, Inc. (cost $321,290; purchased 10/10/07 – 10/19/07),
Gtd. Notes(f)(g)	Ba1	3.875%		11/15/11		300	326,625

							1,539,375

Retail — 1.8%
Bon-Ton Department Stores, Inc., Gtd. Notes(a)	B3	10.25%		03/15/14		2,475	1,868,625
Ferrellgas Escrow LLC, Sr. Unsec’d. Notes	Ba3	6.75%		05/01/14		2,850	2,796,562
Ferrellgas Partners LP, Sr. Notes	B2	8.75%		06/15/12		1,250	1,284,375
Suburban Propane Partners LP, Sr. Notes	B1	6.875%		12/15/13		1,475	1,430,750

							7,380,312

Semiconductors — 2.1%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	B(d)	6.00%		05/01/15		850	604,563
Freescale Semiconductor, Inc., Gtd. Notes(a)	B2	8.875%		12/15/14		3,245	2,896,162
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%		12/15/14		2,150	1,827,500
Sensata Technologies BV, Gtd. Notes (Netherlands)(a)	B3	8.00%		05/01/14		3,725	3,501,500

							8,829,725

Services Cyclical – Rental Equipment — 0.9%
Hertz Corp., Gtd. Notes	B1	8.875%		01/01/14		3,590	3,639,363

Technology — 0.9%
Sanmina-SCI Corp., Sr. Sub. Notes(a)	B3	8.125%		03/01/16		1,250	1,107,812
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	9.125%		08/15/13		2,692	2,739,110

							3,846,922

Telecommunications — 10.4%
Cincinnati Bell, Inc., Gtd. Notes	Ba3	7.25%		07/15/13		900	902,250
Cincinnati Bell, Inc., Gtd. Notes(a)	B2	8.375%		01/15/14		475	463,125
Citizens Communications Co., Debs.	Ba2	7.00%		11/01/25		400	333,000
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	7.125%		03/15/19		4,650	4,417,500
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	9.00%		08/15/31		1,000	997,500
Hawaiian Telecom Communications, Inc., Gtd. Notes(a)	Caa1	9.75%		05/01/13		2,000	1,985,000
Intelsat Corp., Gtd. Notes	B2	9.00%		08/15/14		813	817,065
Intelsat Corp., Gtd. Notes	B2	9.00%		06/15/16		1,050	1,057,875
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.25%		01/15/13		780	783,900
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.625%		01/15/15		1,490	1,497,450
Nordic Telephone Co. Holdings (cost $652,828; purchased
05/24/06), Sec’d. Notes, 144A (Denmark)(f)(g)	B2	8.25%		05/01/16	EUR	500	738,336
Nordic Telephone Co. Holdings (cost $3,479,125; purchased
04/26/06 – 05/21/07), Sec’d. Notes, 144A (Denmark)(a)(f)(g)	B2	8.875%		05/01/16		3,400	3,485,000
Nortel Networks Corp. (cost $844,837; purchased 05/23/07 –
06/28/07), Gtd. Notes (Canada)(f)(g)	B3	2.125	%(c)	04/15/14		825	639,375
Nortel Networks Ltd. (cost $4,768,500; purchased 05/17/07 –
12/26/07), Gtd. Notes (Canada)(a)(f)(g)	B3	10.125%		07/15/13		4,400	4,532,000
Qwest Communications International, Inc., Sr. Unsec’d. Notes	B1	3.50%		11/15/25		725	966,969
Qwest Corp., Debs.	Ba1	7.20%		11/10/26		925	871,813
Qwest Corp., Debs.	Ba1	7.50%		06/15/23		5,500	5,266,250
Qwest Corp., Notes	Ba1	8.875%		03/15/12		1,400	1,498,000
Rural Cellular Corp., Sr. Unsec’d. Notes	B3	9.875%		02/01/10		2,080	2,158,000
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%		02/15/14		1,720	1,758,700
West Corp., Gtd. Notes	Caa1	9.50%		10/15/14		1,450	1,421,000
West Corp., Gtd. Notes(a)	Caa1	11.00%		10/15/16		600	595,500
Wind Acquisition Finance SA, Sec’d. Notes (Luxembourg)	B2	9.75%		12/01/15	EUR	1,000	1,560,653
Wind Acquisition Finance SA, (cost $4,101,975; purchased
11/22/05 – 01/25/06) Sec’d. Notes (Luxembourg)(f)(g)	B2	10.75%		12/01/15		4,000	4,360,000

							43,106,261

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Utilities — 3.0%
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.00%		05/15/17	$6,125	$6,017,812
Nevada Power Co. , Mortgage Backed	Baa3	6.65%		04/01/36	850	860,542
Reliant Energy, Inc., Gtd. Notes	B2	6.75%		12/15/14	3,440	3,448,600
Reliant Energy, Inc., Sr. Notes	B3	7.625%		06/15/14	1,550	1,534,500
Sierra Pacific Power Co. , General Refinance Mortgage	Baa3	6.75%		07/01/37	500	516,847

						12,378,301

TOTAL CORPORATE BONDS
(cost $306,579,821)						297,477,502

COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 2A5
(cost $949,105)	Aaa	4.734	%(c)	07/25/34	974	963,997

CONVERTIBLE BONDS
Oil & Gas Exploration/Production
Chesapeake Energy Corp., Gtd. Notes	Ba	2.50%		05/15/37	25	27,781
Chesapeake Energy Corp., Sr. Notes	Ba	2.75%		11/15/35	75	86,250

TOTAL CONVERTIBLE BONDS
(cost $104,593)						114,031

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 10.4%
Federal Home Loan Mortgage Corp.		5.50%		01/14/38	2,000	1,995,624
Federal National Mortgage Assoc.		5.00%		TBA	17,500	17,073,438
Federal National Mortgage Assoc.		5.50%		TBA	24,000	23,970,000

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $42,979,953)						43,039,062

					Shares

COMMON STOCKS
Chemicals
General Chemicals Industry Products					386	107,621

Containers & Packaging
Russell-Stanley Holdings, Inc. (cost $523,314; purchased 02/05/99 – 03/30/99)*(f)(g)					39,000	—

TOTAL COMMON STOCKS
(cost $1,377,628)						107,621

PREFERRED STOCKS — 0.9%
Business Services — 0.1%
Federal National Mortgage Assoc., 5.38%, CVT					1	84,799
Washington Mutual Capital Trust 2001, 5.38%, CVT					8,800	248,600

						333,399

Financial – Bank & Trust — 0.1%
UBS Preferred Funding Trust V, 6.24%					550,000	529,572

Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc., 6.75%, CVT					3,700	558,404
Vale Capital Ltd., 5.5%, CVT					17,000	1,100,240

						1,658,644

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
PREFERRED STOCKS (Continued)	Shares	(Note 2)

Oil & Gas Exploration/Production — 0.3%
Chesapeake Energy Corp., 5.0%, CVT	8,700	$1,035,300

Publishing
Ziff Davis Holdings, Inc., Series E, 10.00%*(g)(i)	11	108

TOTAL PREFERRED STOCKS
(cost $3,100,969)		3,557,023

	Units

RIGHTS *
Consumer Products – Household & Leisure
Sleepmaster Membership Interests, expiring 5/15/09 (cost $0)	1,055	—

WARRANTS* — 0.1%
Building Materials
Neenah Enterprises, Inc., expiring 01/16/08	16,097	84,509

Chemicals
General Chemical Industry Product, Inc., Series A, expiring 04/30/11	223	—
General Chemical Industry Product, Inc., Series B, expiring 04/30/11	165	—

		—

Containers & Packaging
Pliant Corp., expiring 06/01/2010(f)(g) (cost $0; purchased 03/20/06)	5	—

Paper
MDP Acquisitions PLC, expiring 10/01/2013, 144A(f)(g) (cost $0; purchased 09/23/02)	900	76,418

Publishing — 0.1%
Advanstar Holdings Corp., expiring 10/15/2011(f)(g) (cost $0; purchased 10/09/01)	1,100	99,000
Ziff Davis Holdings, Inc., expiring 08/12/2012(g)	19,800	198

		99,198

TOTAL WARRANTS
(cost $1,003)		260,125

TOTAL LONG-TERM INVESTMENTS
(cost $394,479,867)		383,686,071

SHORT-TERM INVESTMENTS — 35.4%
	Moody’s			Principal
	Ratings	Interest	Maturity	Amount
	(Unaudited)	Rate	Date	(000)#

COMMERCIAL PAPER — 16.5%
Bank of Scotland	A1+	4.94%	03/20/08	$1,200	1,187,421
Bank of Scotland	A1+	4.95%	03/19/08	11,600	11,480,079
Barclays US Funding	A1+	4.81%	01/25/08	13,200	13,156,478
Danske Corp. (cost $11,566,370; purchased 12/18/07)(f)(h)	A1+	4.97%	01/22/08	11,600	11,566,370
Den Norske Bank ASA (cost $999,577; purchased
09/26/07)(f)(h)	A1	5.08%	01/04/08	1,000	999,727
Rabobank USA Financing Corp.	A1+	3.98%	01/02/08	9,600	9,598,939
Skandinaviska Enskilda Banken, 144A (cost $11,280,670;
purchased 12/20/07)(f)(h)	A1	4.77%	03/20/08	11,400	11,280,503
UBS Finance (De) LLC	A1+	4.00%	01/02/08	8,900	8,899,011

TOTAL COMMERCIAL PAPER
(cost $68,163,468)					68,168,528

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

			Principal
	Interest	Maturity	Amount	Value
U.S. TREASURY OBLIGATION — 0.2%	Rate	Date	(000)#	(Note 2)

U.S. Treasury Bills(k)(n)
(cost $830,065)	2.955%	03/13/08	$835	$829,936

Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 16.4%
Dryden Core Investment Fund – Taxable Money Market Series
(cost $67,811,838; includes $66,991,988 of cash collateral for
securities on loan)(b)(w) (Note 4)	67,811,838	67,811,838

	Contracts/
	Notional
	Amounts
	(000)#

OUTSTANDING OPTIONS PURCHASED* — 2.3%
Call Options — 2.3%
3 Month Eurodollar Futures,
expiring 03/17/2008, Strike Price $95.75	72,000	30,150
Interest Rate Swap Option,
expiring 07/06/2009 @ 4.25%	338,200	4,232,130
Swap on 3 Month LIBOR,
expiring 09/22/2008 @ 4.75%	200,000	4,247,950
expiring 12/31/2008 @ 4.72%	5,000	100,140
expiring 09/08/2009 @ 4.75%	60,000	1,049,555

TOTAL OUTSTANDING OPTIONS PURCHASED
(cost $5,362,286)		9,659,925

TOTAL SHORT-TERM INVESTMENTS
(cost $142,167,657)		146,470,227

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 128.2%
(cost $536,647,524; Note 6)		530,156,298

OUTSTANDING OPTIONS WRITTEN* — (2.0)%
Call Options — (2.0)%
3 Month Eurodollar Futures,
expiring 03/14/2008, Strike Price $96.00	72,000	(90,000)
Interest Rate Swap Option,
expiring 07/06/2009 @ 4.90%	115,500	(4,054,622)
Swap on 3 Month LIBOR,
expiring 09/22/2008 @ 5.23%	66,700	(3,374,557)
expiring 12/31/2008 @ 5.22%	1,700	(82,116)
expiring 09/08/2009 @ 5.15%	20,000	(856,808)

TOTAL OUTSTANDING OPTIONS WRITTEN
(premium received $5,195,301)		(8,458,103)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 126.2%
(cost $531,452,223)(o)		521,698,195
Liabilities in excess of other assets(x) — (26.2)%		(108,273,472)

NET ASSETS — 100.0%		$413,424,723

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The following abbreviations are used in portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
TBA	To Be Announced
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $65,841,576; cash collateral of $66,991,988 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)	Private Placement restricted as to resale and does not have a readily available market value. The aggregate cost of such securities is $129,886,608. The aggregate value of $126,090,676 is approximately 30.5% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $23,846,617. The aggregate market value of $23,846,600 is approximately 5.8% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(i)	Represents issuer in default on interest payments and / or principal repayment, where applicable. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2007, 5 securities representing $107,621 and 0.03% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on future contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Future contracts open at December 31, 2007:

Number of		Expiration	Value at	Value at	Unrealized
Contracts	Type	Date	Trade Date	December 31, 2007	Appreciation

Long Positions:
41	90 Day Euro Dollar	Jun 08	$ 9,862,550	$ 9,866,138	$ ,588
61	90 Day Euro Dollar	Sep 08	14,706,338	14,717,775	11,437

$15,025

SEE NOTES TO FINANCIAL STATEMENTS.
A138

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Brazilian Real,
Expiring 07/02/08	BRL	17,769	$9,568,740	$9,713,988	$145,248
Euro,
Expiring 01/17/08	EUR	191	281,227	279,252	(1,975)
Indian Rupee,
Expiring 05/12/08	INR	160,674	4,000,000	4,052,696	52,696
Korean Won,
Expiring 08/04/08	KRW	3,660,000	4,000,000	3,942,240	(57,760)
Mexican Peso,
Expiring 07/10/08	MXN	44,750	4,000,000	4,033,930	33,930
Russian Ruble,
Expiring 07/10/08	RUB	101,320	4,000,000	4,114,262	114,262

			$25,849,967	$26,136,368	$286,401

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Receivable	Value	(Depreciation)

British Pound,
Expiring 01/31/08	GBP	920	$1,848,907	$1,829,708	$19,199
Euro,
Expiring 01/17/08	EUR	15,067	22,000,141	22,028,744	(28,603)

			$23,849,048	$23,858,452	$(9,404)

Interest rate swap agreements outstanding at December 31, 2007:
						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Deutsche Bank AG(1)	06/18/10		$1,500,000	4.00%	3 month LIBOR	$2,541
Morgan Stanley Capital Services, Inc. (1)	06/18/18		12,200,000	5.00%	3 month LIBOR	245,361
Morgan Stanley Capital Services, Inc. (1)	06/18/13		18,200,000	4.00%	3 month LIBOR	226,660
UBS AG(1)	06/18/09		100,000	5.00%	3 month LIBOR	12
Barclays Bank PLC(1)	01/02/12	BRL	26,600,000	10.68%	Brazilian interbank lending rate	(814,031)
Goldman Sachs Capital Markets, L.P. (1)	01/02/12	BRL	3,300,000	10.15%	Brazilian interbank lending rate	(113,295)
Morgan Stanley Capital Services, Inc. (1)	01/02/12	BRL	36,600,000	10.12%	Brazilian interbank lending rate	(1,442,733)
Citigroup(1)	05/14/09	MXN	29,000,000	7.91%	28 day Mexican interbank rate	(26,992)
Morgan Stanley Capital Services, Inc. (1)	05/14/09	MXN	36,000,000	7.91%	28 day Mexican interbank rate	(33,507)

						$(1,955,984)

(1)	Portfolio pays the floating rate and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:
					Unrealized
	Termination	Notional	Fixed	Reference	Appreciation
Counterparty	Date	Amount#	Rate	Entity/Obligation	(Depreciation)

Bank of America(1)	06/20/12	$200,000	2.30%	Aramark Corp., 8.50%, due 02/01/15	$(11,905)
Merrill Lynch & Co. (1)	06/20/12	400,000	2.08%	CSC Holdings, Inc., 7.625%,
				due 07/15/18	(27,601)
Lehman Brothers, Inc. (1)	12/20/12	5,000,000	3.75%	Dow Jones CDX HY-9 Index	43,636
UBS AG(2)	12/20/12	5,000,000	3.75%	Dow Jones CDX HY-9 Index	(40,580)
Barclays Bank PLC(1)	09/20/11	5,000,000	3.87%	Ford Motor Credit Corp., 7.00%,
				due 10/01/13	(373,843)
SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

					Unrealized
	Termination	Notional	Fixed	Reference	Appreciation
Counterparty	Date	Amount#	Rate	Entity/Obligation	(Depreciation)

Citigroup, Inc. (1)	12/20/12	1,200,000	2.25%	Forest Oil Corp., 7.75%, due 05/01/14	$(1,556)
Barclays Bank PLC(1)	06/20/12	200,000	3.62%	Freescale Semiconductor, 8.875%,
				due 12/15/14	(20,778)
Deutsche Bank AG(1)	12/20/12	400,000	6.70%	General Motors, 7.125%, due 07/15/13	(5,027)
Citigroup, Inc. (1)	06/20/12	3,000,000	7.28%	GMAC LLC, 6.875%, due 08/28/12	(23,542)
Merrill Lynch & Co. (1)	12/20/12	2,600,000	6.30%	GMAC LLC, 6.875%, due 08/28/12	(74,043)
JP MorganChase Bank(1)	02/20/12	4,000,000	0.77%	JSC “GAZPROM”	(115,203)
Barclays Bank PLC(1)	06/20/12	200,000	2.36%	Nortel Networks, 4.25%, due 09/01/08	(17,218)
Morgan Stanley Capital Services, Inc. (1)	06/20/08	200,000	0.25%	Russian Federation, 7.50%,
				due 03/31/30	(248)
Barclays Bank PLC(1)	06/20/12	200,000	2.60%	Sungard Data Systems, Inc., 9.125%,
				due 08/15/13	(9,885)

					$(677,793)

(1)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2007 were as follows:

Commercial Paper	16.5%
Affiliated Money Market Mutual Fund
(16.2% represents investments purchased with collateral from
securities on loan)	16.4
Telecommunications	10.4
U.S. Government Mortgage-Backed Obligations	10.4
Bank Notes	9.3
Diversified Financial Services	6.2
Pipelines & Other	5.9
Healthcare & Pharmaceuticals	4.2
Cable	3.9
Electric	3.7
Utilities	3.0
Automotive	2.9
Gaming	2.6
Paper & Forest Products	2.4
Outstanding Options Purchased	2.3
Financial – Bank & Trust	2.2
Semiconductors	2.1
Chemicals	2.0
Advertising	1.9
Retail	1.8
Containers & Packaging	1.5
Metals & Mining	1.5
Oil & Gas	1.5
Media & Entertainment	1.1
Financial Services	1.0
Healthcare – Services	1.0
Food	1.0
Computer Services & Software	0.9
Commercial Services	0.9
Technology	0.9
Electronic Components	0.9
Services Cyclical – Rental Equipment	0.9
Business Services	0.9
Environmental	0.6
Machinery & Equipment	0.4
Entertainment & Leisure	0.4
Real Estate Investment Trusts	0.4
Building Materials	0.3
Oil & Gas Exploration/Production	0.3
Diversified	0.3
Insurance	0.2
Collateralized Mortgage Obligations	0.2
Construction	0.2
U.S. Treasury Obligation	0.2
Real Estate	0.2
Diversified Manufacturing Operations	0.1
Apparel	0.1
Airlines	0.1
Publishing	0.1

128.2
Written options and securities sold short	(2.0)
Liabilities in excess of other assets	(26.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
A140

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities
on loan of $65,841,576:
Unaffiliated investments (cost $468,835,686)	$462,344,460
Affiliated investments (cost $67,811,838)	67,811,838
Cash	73,770
Foreign currency, at value (cost $199,288)	206,164
Dividends and interest receivable	6,320,052
Receivable for investments sold	3,570,610
Unrealized appreciation on swap agreements	518,210
Unrealized appreciation on foreign currency
forward contracts	365,335
Receivable for fund share sold	19,266
Due from broker-varation margin	15,300
Prepaid expenses	8,201

Total Assets	541,253,206

LIABILITIES:
Payable to broker for collateral for securities on loan	66,991,988
Payable for investments purchased	48,261,745
Written options outstanding, at value
(cost $5,195,301)	8,458,103
Unrealized depreciation on swap agreements	3,151,987
Payments received for swap agreements	416,059
Payable for fund share repurchased	278,436
Advisory fees payable	115,284
Unrealized depreciation on foreign currency
forward contracts	88,338
Accrued expenses and other liabilities	63,371
Shareholder servicing fees payable	3,172

Total Liabilities	127,828,483

NET ASSETS	$413,424,723

Net assets were comprised of:
Paid-in capital	$583,075,006
Retained earnings	(169,650,283)

Net assets, December 31, 2007	$413,424,723

Net asset value and redemption price per share,
$413,424,723/53,346,841 outstanding shares of
beneficial interest	$7.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$40,138,060
Affiliated dividend income	705,536
Affiliated income from securities lending, net	450,660
Unaffiliated dividend income	39,252

41,333,508

EXPENSES
Advisory fees	3,969,406
Shareholder servicing fees and expenses	370,478
Custodian and accounting fees	156,411
Audit fee	26,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	17,000
Legal fees and expenses	7,000
Insurance expenses	5,000
Shareholders’ reports	3,000
Miscellaneous	13,290

Total expenses	4,585,585

NET INVESTMENT INCOME	36,747,923

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,489,475
Futures transactions	(1,268,161)
Options written	(4,133)
Swap agreements	359,285
Foreign currency transactions	(378,143)

198,323

Net change in unrealized appreciation (depreciation) on:	(18,867,316)
Investments	(18,867,316)
Futures	629,081
Options written	(3,262,802)
Swap agreements	(2,967,423)
Foreign currencies	(7,507)

(24,475,967)

NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES	(24,277,644)

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$12,470,279

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,747,923	$42,560,202
Net realized gain (loss) on investment and foreign currency transactions	198,323	(3,015,450)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(24,475,967)	20,898,605

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,470,279	60,443,357

DISTRIBUTIONS	(42,560,202)	(52,430,986)

FUND SHARE TRANSACTIONS:
Fund share sold [26,955,840 and 41,763,183 shares, respectively]	230,609,559	336,152,436
Fund share issued in reinvestment of distributions [5,520,130 and 6,704,729 shares, respectively]	42,560,202	52,430,986
Fund share repurchased [56,170,966 and 45,143,643 shares, respectively]	(477,725,481)	(359,726,298)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(204,555,720)	28,857,124

TOTAL INCREASE (DECREASE) IN NET ASSETS	(234,645,643)	36,869,495
NET ASSETS:
Beginning of year	648,070,366	611,200,871

End of year	$413,424,723	$648,070,366

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.6%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 89.7%
AST AllianceBernstein Growth & Income Portfolio	15,420	$364,230
AST International Growth Portfolio	22,774	415,858
AST International Value Portfolio	13,406	294,802
AST Large-Cap Value Portfolio	19,334	362,900
AST Marsico Capital Growth Portfolio	37,010	868,634
AST Mid-Cap Value Portfolio	2,052	24,749
AST Money Market Portfolio	128,198	128,198
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,220	49,982
AST PIMCO Total Return Bond Portfolio	99,409	1,202,850
AST T. Rowe Price Large-Cap Growth Portfolio	49,566	581,902
AST Western Asset Core Plus Bond Portfolio	13,083	130,834

TOTAL AFFILIATED MUTUAL FUNDS
(cost $4,443,001)(w)		4,424,939

COMMON STOCKS — 9.9%
Exchange Traded Funds
iShares MSCI Germany Index Fund	2,933	104,210
Market Vectors Agribusiness ETF*	1,000	57,450
PowerShares Cleantech Portfolio*	4,595	164,225
PowerShares DB Commodity Index Tracking Fund*	5,179	163,449

TOTAL COMMON STOCKS
(cost $473,212)		489,334

TOTAL INVESTMENTS — 99.6%
(cost $4,916,213; Note 6)		4,914,273
Other assets in excess of liabilities — 0.4%		18,384

NET ASSETS — 100.0%		$4,932,657

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type

Large/Mid-Cap Growth	30.4%
Core Bonds	27.0
Large/Mid-Cap Value	15.3
Exchange Traded Funds	9.9
International Growth	8.4
International Value	6.0
Money Market	2.6

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $4,443,001)	$4,424,939
Unaffiliated investments (cost $473,212)	489,334
Receivable for investments sold	271,819
Receivable for fund share sold	18,583
Receivable from investment manager	3,918
Dividends and interest receivable	2,766

Total Assets	5,211,359

LIABILITIES:
Payable to custodian	241,896
Accrued expenses and other liabilities	36,806

Total Liabilities	278,702

NET ASSETS	$4,932,657

Net assets were comprised of:
Paid-in capital	$4,895,038
Retained earnings	37,619

Net assets, December 31, 2007	$4,932,657

Net asset value and redemption price per share, $4,932,657/483,281 outstanding shares of beneficial interest	$10.21

STATEMENT OF OPERATIONS
For the Period November 19, 2007* through December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$22,260
Unaffiliated dividend income	1,847

24,107

EXPENSES
Advisory fees	784
Audit fee	25,000
Custodian and accounting fees	6,000
Transfer agent’s fees and expenses	3,000
Legal fees and expenses	2,000
Miscellaneous	2,440

Total expenses	39,224
Less: advisory fee waiver and expense reimbursement	(38,179)

Net expenses	1,045

NET INVESTMENT INCOME	23,062

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(8,410)
Net capital gain distribution received	24,907

16,497

Net change in unrealized appreciation (depreciation) on investments	(1,940)

NET GAIN ON INVESTMENTS	14,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,619

STATEMENT OF CHANGES IN NET ASSETS

November 19, 2007*
through
December 31,
2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$23,062
Net realized gain on investment transactions	16,497
Net change in unrealized appreciation (depreciation) on investments	(1,940)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	37,619

FUND SHARE TRANSACTIONS:
Fund share sold [528,659 shares]	5,360,094
Fund share repurchased [45,378 shares]	(465,056)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	4,895,038

TOTAL INCREASE IN NET ASSETS	4,932,657
NET ASSETS:
Beginning of period	—

End of period	$4,932,657

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 109.9%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 102.0%
AST AllianceBernstein Growth & Income Portfolio	6,746	$159,333
AST International Growth Portfolio	6,017	109,876
AST International Value Portfolio	3,734	82,109
AST Large-Cap Value Portfolio	8,471	159,008
AST Marsico Capital Growth Portfolio	15,553	365,020
AST Mid-Cap Value Portfolio	896	10,805
AST Money Market Portfolio	437,693	437,693
AST Neuberger Berman Mid-Cap Growth Portfolio*	932	20,979
AST PIMCO Total Return Bond Portfolio	96,878	1,172,221
AST T. Rowe Price Large-Cap Growth Portfolio	20,780	243,961
AST Western Asset Core Plus Bond Portfolio	12,743	127,426

TOTAL AFFILIATED MUTUAL FUNDS
(cost $2,903,191)(w)		2,888,431

COMMON STOCKS — 7.9%
Exchange Traded Funds
iShares MSCI Germany Index Fund	1,656	58,838
Market Vectors Agribusiness ETF*	519	29,816
PowerShares Cleantech Portfolio*	1,889	67,513
PowerShares DB Commodity Index Tracking Fund*	2,082	65,708

TOTAL COMMON STOCKS
(cost $216,444)		221,875

TOTAL INVESTMENTS — 109.9%
(cost $3,119,635; Note 6)		3,110,306
Liabilities in excess of other assets — (9.9)%		(279,174)

NET ASSETS — 100.0%		$2,831,132

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type

Core Bonds	45.9%
Large/Mid-Cap Growth	22.2
Money Market	15.5
Large/Mid-Cap Value	11.6
Exchange Traded Funds	7.9
International Growth	3.9
International Value	2.9

109.9
Liabilities in excess of other assets	(9.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $2,903,191)	$2,888,431
Unaffiliated investments (cost $216,444)	221,875
Receivable for fund share sold	73,514
Receivable from investment manager	4,244
Dividends receivable	1,287

Total Assets	3,189,351

LIABILITIES:
Payable to custodian	257,467
Payable for investments purchased	63,952
Accrued expenses and other liabilities	36,800

Total Liabilities	358,219

NET ASSETS	$2,831,132

Net assets were comprised of:
Paid-in capital	$2,813,942
Retained earnings	17,190

Net assets, December 31, 2007	$2,831,132

Net asset value and redemption price per share, $ 2,831,132/277,686 outstanding shares of beneficial interest	$10.20

STATEMENT OF OPERATIONS
For the Period November 19, 2007* through December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$18,004
Unaffiliated dividend income	904

18,908

EXPENSES
Advisory fees	430
Audit fee	25,000
Custodian and accounting fees	6,000
Transfer agent’s fees and expenses	3,000
Legal fees and expenses	2,000
Miscellaneous	2,440

Total expenses	38,870

Less: advisory fee waiver and expense reimbursement	(38,297)

Net expenses	573

NET INVESTMENT INCOME	18,335

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(1,324)
Net capital gain distribution received	9,508

8,184

Net change in unrealized appreciation (depreciation) on investments	(9,329)

NET LOSS ON INVESTMENTS	(1,145)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,190

STATEMENT OF CHANGES IN NET ASSETS

November 19, 2007*
through
December 31,
2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,335
Net realized gain on investment transactions	8,184
Net change in unrealized appreciation (depreciation) on investments	(9,329)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,190

FUND SHARE TRANSACTIONS:
Fund share sold [277,703 shares]	2,814,118
Fund share repurchased [17 shares]	(176)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,813,942

TOTAL INCREASE IN NET ASSETS	2,831,132
NET ASSETS:
Beginning of period	—

End of period	$2,831,132

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 94.3%
		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 6.2%
BHP Billiton Ltd.	652,300	$22,803,124
CSL Ltd.	361,852	11,463,425
Macquarie Group Ltd.	398,543	26,665,417
QBE Insurance Group Ltd.	813,200	23,609,449
Toll Holdings Ltd.	1,353,100	13,509,503
Woolworths Ltd.	1,516,800	44,982,248
WorleyParsons Ltd.	636,200	28,660,421

		171,693,587

Austria — 0.8%
Erste Bank der Oesterreichischen Sparkassen AG	129,121	9,155,911
Raiffeisen International Bank Holding AG	83,608	12,664,039

		21,819,950

Belgium — 1.0%
InBev NV	320,700	26,726,172

Brazil — 5.6%
All America Latina Logistica SA	359,030	4,647,220
Bolsa de Mercadorias e Futuros – BM&F	138,100	1,939,607
Bovespa Holding SA	1,417,500	27,314,747
Companhia Vale do Rio Doce, ADR(a)	1,130,200	36,923,634
Gafisa SA	454,300	8,470,908
NET Servicos de Comunicacao SA*	714,200	8,706,820
Petroleo Brasileiro SA	239,100	11,874,405
Petroleo Brasileiro SA, ADR	293,681	33,843,798
Redecard SA	495,900	8,023,551
Unibanco – Uniao de Bancos Brasileiros, GDR	89,817	12,542,046

		154,286,736

Canada — 5.1%
Agnico Eagle Mines Ltd.(a)	378,246	20,663,579
Brookfield Asset Management, Inc. (Class A Stock)	554,200	19,906,166
Potash Corp. of Saskatchewan, Inc.(a)	101,222	14,571,919
Research In Motion Ltd.*	312,885	35,481,159
Rogers Communications, Inc. (Class B Stock)	690,132	31,459,586
Shoppers Drug Mart Corp.	338,800	18,283,082

		140,365,491

Chile — 0.3%
Centros Comerciales Sudamericanos SA, ADR, 144A	158,700	9,580,322

China — 1.9%
Baidu.com, ADR*(a)	11,028	4,305,221
China Communications Construction Co. Ltd. (Class H Stock)	7,561,000	19,547,288
China Merchants Bank Co. Ltd. (Class H Stock)	1,897,500	7,634,129
China Merchants Holdings International Co. Ltd.	650,000	3,979,786
China Oilfield Services Ltd. (Class H Stock)	3,560,000	7,950,548
Country Garden Holdings Co. Ltd.*	3,906,000	4,451,022
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	2,736,000	6,266,004

		54,133,998

Egypt — 0.7%
Egyptian Financial Group Hermes Holding	1,636,900	19,576,033

Finland — 0.8%
Nokia Oyj	605,700	23,485,188

France — 10.8%
Accor SA	215,470	17,232,055
Alstorm	39,321	8,450,936
Axa SA	462,100	18,505,079
Cie Generale de Geophysique-Veritas*	29,971	8,544,739
Electricite de France	217,552	25,916,542
Essilor International SA	289,900	18,501,009
Eurazeo	100,170	12,851,320
Groupe Danone	151,816	13,628,525
Iliad SA	105,800	11,384,827
JC Decaux SA	319,278	12,556,952
L’Oreal SA	289,900	41,528,725
PPR	107,099	17,224,279
Schneider Electric SA	249,500	33,808,003
Veolia Environnement	662,868	60,523,233

		300,656,224

Germany — 5.2%
Beiersdorf AG	250,400	19,403,190
Continental AG	289,767	37,701,018
Daimler-Chrysler AG	170,843	16,610,465
Deutsche Boerse AG	186,800	37,074,872
GEA Group AG*	172,515	6,002,978
MTU Aero Engines Holding AG	82,423	4,820,270
Q-Cells AG*	151,500	21,618,492

		143,231,285

Greece — 0.9%
National Bank of Greece SA	304,704	20,929,272
Public Power Corp. SA	79,264	4,171,972

		25,101,244

Hong Kong — 2.9%
China Mobile Ltd.	474,000	8,254,474
CNOOC Ltd.	5,201,100	8,734,582
Esprit Holdings Ltd.	2,113,900	31,127,739
Li & Fung Ltd.	6,128,600	24,433,026
Shangri-La Asia Ltd.	2,820,000	8,770,477

		81,320,298

India — 1.3%
Bharti Tele-Ventures Ltd.*	828,900	20,732,913
ICICI Bank Ltd., ADR	244,508	15,037,242

		35,770,155

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Indonesia — 0.4%
Bank Rakyat Indonesia	13,037,500	$10,134,904

Italy — 1.7%
Geox SpA	398,700	8,015,154
Saipem SpA	999,200	40,072,015

		48,087,169

Japan — 11.5%
Aeon Mall Co. Ltd.	380,400	9,982,993
Chuo Mitsui Trust Holdings, Inc.	1,056,000	8,053,139
Daikin Industries Ltd.	159,000	8,868,397
Fanuc Ltd.	256,900	24,905,972
Fujitsu Ltd.	608,000	4,067,200
Fukuoka Financial Group, Inc.	3,155,000	18,425,276
Jupiter Telecommunications Co. Ltd.*	16,147	13,584,854
K.K. DaVinci Advisors*	6,567	5,689,334
Komatsu Ltd.	816,800	21,905,898
Marubeni Corp.	1,598,000	11,197,199
Mitsui & Co. Ltd.	1,287,000	26,875,960
NGK Insulators Ltd.	912,000	24,451,913
Nintendo Co. Ltd.	122,900	72,160,979
Nippon Electric Glass Co. Ltd.	567,000	9,223,413
Nomura Holdings, Inc.	254,500	4,264,111
Shin-Etsu Chemical Co. Ltd.	242,700	15,093,806
Sumitomo Realty & Development Co. Ltd.	655,000	16,018,729
Suruga Bank Ltd.	1,362,000	14,816,835
Yamada Denki Co. Ltd.	88,000	9,926,859

		319,512,867

Malaysia — 0.9%
Bumiputra-Commerce Holdings Bhd	3,700,200	12,182,537
Kuala Lumpur Kepong Bhd	2,274,000	11,880,830

		24,063,367

Mexico — 1.1%
America Movil SAB de CV (Class L Stock), ADR	247,920	15,219,809
Grupo Televisa SA, ADR	677,863	16,112,803

		31,332,612

Netherlands — 0.5%
Heineken NV	214,028	13,837,329

Russia — 0.5%
PIK Group, GDR, 144A*(a)	476,700	13,943,475

Singapore — 1.8%
Capitaland Ltd.	7,127,000	30,663,226
Wilmar International Ltd.	5,088,600	18,908,841

		49,572,067

South Africa — 1.6%
MTN Group Ltd.	1,902,221	35,643,247
Naspers Ltd. (Class N Stock)	331,400	7,855,436

		43,498,683

South Korea — 0.9%
NHN Corp.*	49,300	11,755,911
Samsung Electronics Co. Ltd.	23,570	13,870,894

		25,626,805

Spain — 0.9%
Industria de Diseno Textil SA	416,200	25,569,431

Switzerland — 12.8%
ABB Ltd.	2,537,340	73,106,948
Actelion Ltd.*	389,099	17,888,621
Credit Suisse Group	243,490	14,646,177
EFG International	237,800	9,556,949
Geberit AG	49,500	6,798,790
Holcim Ltd.	235,881	25,272,592
Julius Baer Holding AG	395,704	32,714,653
Kuehne & Nagel International AG	167,400	16,042,839
Lonza Group AG	152,589	18,518,508
Nestle SA	128,295	58,926,291
Roche Holding AG	179,397	30,994,173
SGS Societe Generale	10,800	12,868,613
Sonova Holdings AG	76,106	8,597,763
Xstrata PLC	410,600	29,015,646

		354,948,563

Taiwan — 1.1%
Hon Hai Precision Industry Co. Ltd.	3,105,909	19,143,212
MediaTek, Inc.	863,650	11,070,138

		30,213,350

United Arab Emirates — 0.2%
DP World Ltd.*	3,575,600	4,254,964

United Kingdom — 14.1%
BG Group PLC	1,964,900	44,980,393
British Sky Broadcasting Group PLC	3,918,104	48,278,254
Capita Group PLC	1,354,442	18,819,183
Carphone Warehouse Group	1,152,800	7,905,478
Johnson Matthey PLC	124,198	4,650,379
Man Group PLC	2,641,849	29,923,004
Reckitt Benckiser Group PLC	989,964	57,424,060
Rio Tinto PLC	111,790	11,831,902
Rolls Royce Group PLC	3,611,623	39,253,646
Rolls-Royce Group PLC (Class B Stock)*	141,546,369	281,763
Rotork PLC	327,436	6,302,863
Tesco PLC	8,755,302	83,176,763
Tullow Oil PLC	1,204,600	15,622,201
Vedanta Resources PLC	565,000	23,011,187

		391,461,076

United States — 0.8%
Las Vegas Sands Corp.*(a)	131,918	13,594,150
Schlumberger Ltd.	90,003	8,853,595

		22,447,745

TOTAL LONG-TERM INVESTMENTS
(cost $2,118,948,584)		2,616,251,090

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 7.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $199,743,383; includes $42,710,453 of cash collateral for securities on loan)(b)(w) (Note 4)	199,743,383	$199,743,383

TOTAL INVESTMENTS(o) — 101.5%
(cost $2,318,691,967; Note 6)		2,815,994,473
Liabilities in excess of other assets(x) — (1.5)%		(42,566,457)

NET ASSETS — 100.0%		$2,773,428,016

The following abbreviations are used in portfolio description:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
CHF	Swiss Francs
EUR	Euro
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $41,163,449; cash collateral of $42,710,453 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 46 securities representing $750,808,521 and 27.10% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:
Forward foreign currency exchange contracts outstanding at December 31, 2007:
		Notional
		Amount	Value at Settlement	Current	Unrealized
Purchase Contract		(000)	Date Payable	Value	Depreciation

Euro,
Expiring 01/03/08	EUR	973	$1,430,971	$1,422,100	$(8,871)

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Payable	Value	(Depreciation)

Swiss Franc,
Expiring 01/03/08	CHF	206	$181,106	$182,322	$(1,216)
Expiring 01/04/08	CHF	490	434,767	433,189	1,578

			$615,873	$615,511	$362

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Oil & Gas	7.8%
Telecommunications	7.5
Affiliated Money Market Mutual Fund (1.5% represents investments purchased with collateral from securities on loan)	7.2
Financial Services	5.9
Financial – Bank & Trust	5.3
Food	4.5
Metals & Mining	4.4
Electronic Components & Equipment	4.1
Consumer Products & Services	3.6
Retail & Merchandising	3.2
Entertainment & Leisure	3.1
Commercial Banks	2.5
Construction	2.3
Broadcasting	2.3
Water	2.2
Real Estate	2.0
Chemicals	1.9
Aerospace & Defense	1.6
Insurance	1.6
Pharmaceuticals	1.5
Real Estate Investment Trust	1.5
Beverages	1.5
Automotive Parts & Equipment	1.4
Software	1.3
Transportation	1.3
Oil, Gas and Consumable Fuels	1.2
Building Materials	1.2
Building & Construction	1.1
Machinery & Equipment	1.1
Conglomerates	1.0
Diversified Operations	0.9
Lodging	0.9
Semiconductors	0.9
Machinery	0.9
Commercial Services	0.9
Utilities	0.8
Media	0.8
Personal Products	0.7
Industrial Products	0.7
Agriculture	0.7
Health Care	0.7
Retail	0.6
Automobile Manufacturers	0.6
Internet Services	0.5
Medical Supplies & Equipment	0.5
Advertising	0.4
Diversified Financial Services	0.4
Farming & Agriculture	0.4
Computer Services & Software	0.4
Banks	0.4
Building Products	0.3
Cable Television	0.3
Telecommunications – Cellular	0.3
Apparel	0.3
Computer Hardware	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $41,163,449:
Unaffiliated investments (cost $2,118,948,584)	$2,616,251,090
Affiliated investments (cost $199,743,383)	199,743,383
Cash	302,772
Foreign currency, at value (cost $12,532,796)	12,505,502
Receivable for investments sold	6,485,745
Tax reclaim receivable	3,222,615
Receivable for fund share sold	2,420,117
Dividends and interest receivable	1,875,932
Other assets	357,003
Prepaid expenses	12,893
Unrealized appreciation on foreign currency forward contracts	1,578

Total Assets	2,843,178,630

LIABILITIES:
Payable to broker for collateral for securities on loan	42,710,453
Payable for investments purchased	19,602,509
Payable for fund share repurchased	6,169,637
Advisory fees payable	944,076
Accrued expenses and other liabilities	292,585
Shareholder servicing fees payable	21,267
Unrealized depreciation on foreign currency forward contracts	10,087

Total Liabilities	69,750,614

NET ASSETS	$2,773,428,016

Net assets were comprised of:
Paid-in capital	$1,959,121,886
Retained earnings	814,306,130

Net assets, December 31, 2007	$2,773,428,016

Net asset value and redemption price per share, $2,773,428,016/151,906,442 outstanding shares of beneficial interest	$18.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,454,229 foreign withholding tax)	$48,331,664
Affiliated dividend income	4,573,510
Affiliated income from securities lending, net	235,578
Unaffiliated interest	48,531

53,189,283

EXPENSES
Advisory fees	25,472,242
Shareholder servicing fees and expenses	1,783,057
Custodian and accounting fees	942,000
Trustees’ fees	39,000
Insurance expenses	34,000
Audit fee	23,000
Transfer agent’s fees and expenses	19,000
Loan interest expense (Note 7)	12,180
Legal fees and expenses	12,000
Shareholders’ reports	3,000
Miscellaneous	46,548

Total expenses	28,386,027

NET INVESTMENT INCOME	24,803,256

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	319,444,220
Foreign currency transactions	(3,640,078)

315,804,142

Net change in unrealized appreciation (depreciation) on:
Investments	99,420,373
Foreign currencies	500,839

99,921,212

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	415,725,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$440,528,610

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,803,256	$11,380,225
Net realized gain on investments and foreign currency transactions	315,804,142	323,344,678
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	99,921,212	51,769,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	440,528,610	386,494,893

DISTRIBUTIONS	(199,773,387)	(25,553,705)

FUND SHARE TRANSACTIONS:
Fund share sold [42,745,594 and 56,825,315 shares, respectively]	771,615,074	844,006,058
Fund share issued in reinvestment of distributions [11,104,691 and 1,725,431 shares, respectively]	199,773,387	25,553,705
Fund share repurchased [39,705,102 and 51,524,453 shares, respectively]	(719,187,090)	(761,265,683)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	252,201,371	108,294,080

TOTAL INCREASE IN NET ASSETS	492,956,594	469,235,268
NET ASSETS:
Beginning of year	2,280,471,422	1,811,236,154

End of year	$2,773,428,016	$2,280,471,422

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.7%
		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 1.9%
AWB Ltd.	700,100	$1,790,166
BHP Billiton Ltd.	59,700	2,086,995
BlueScope Steel Ltd.	447,600	3,757,281
Commonwealth Bank of Australia	62,800	3,237,891
CSR Ltd.	287,100	777,423
Minara Resources Ltd.	329,300	1,772,188
OneSteel Ltd.	194,201	1,041,544
Pacific Brands Ltd.	838,600	2,381,563
Qantas Airways Ltd.	1,231,000	5,848,898
Santos Ltd.	134,100	1,647,852
Telstra Corp. Ltd.	632,200	2,590,831
Zinifex Ltd.	223,500	2,397,423

		29,330,055

Austria — 0.2%
Voestalpine AG	35,200	2,544,907

Belgium — 0.1%
AGFA-Gevaert NV	142,500	2,185,513

Brazil — 0.9%
Empresa Brasileira de Aeronautica SA, ADR	292,800	13,348,752

Canada — 5.8%
Canadian National Railway Co.	361,600	17,091,687
Canadian Natural Resources Ltd.	246,000	18,090,764
Potash Corporation of Saskatchewan, Inc.	234,900	33,816,204
Rogers Communications, Inc. (Class B Stock)	443,400	20,212,337

		89,210,992

China — 2.6%
China Merchants Bank Co. Ltd.	2,549,500	10,257,293
China Petroleum & Chemical Corp.	13,640,307	20,221,062
Soho China Ltd.*	9,571,800	9,881,882

		40,360,237

Denmark — 3.0%
Carlsberg A/S (Class B Stock)	108,500	13,126,244
Danske Bank SA	61,100	2,393,060
H. Lundbeck A/S	183,894	4,975,906
Novo Nordisk SA (Class B Stock)	389,500	25,584,553

		46,079,763

Finland — 4.0%
Fortum Oyj	641,390	28,891,948
Nokia Oyj	727,100	28,192,307
Rautaruukki Oyj	32,000	1,387,195
TietoEnator Oyj	128,700	2,890,232

		61,361,682

France — 11.5%
Air Liquide	190,174	28,302,135
Arkema*	610	40,080
AXA SA	570,900	22,862,042
BNP Paribas SA	79,500	8,626,826
Ciments Francais SA	5,600	963,750
Compagnie Generale des Establissements Michelin (Class B Stock)	26,300	3,018,480
Credit Agricole SA	65,700	2,216,031
France Telecom SA	713,548	25,684,682
Groupe Danone	250,400	22,478,413
Lafarge SA	8,200	1,492,609
LVMH Moet Hennessy Louis Vuitton SA	183,867	22,226,302
Natexis Banques Populaires	40,000	768,455
PSA Peugeot Citroen	61,100	4,631,833
Rallye SA	27,900	1,978,376
Renault SA	25,100	3,560,026
Sanofi-Aventis SA	107,400	9,889,399
Schneider Electric SA	15,600	2,113,847
Societe Generale (Class A Stock)	13,900	2,010,508
Thales SA	29,000	1,727,780
THOMSON	133,700	1,901,985
Total SA	51,200	4,254,128
Valeo SA	44,000	1,814,115
Vivendi	77,000	3,532,699

		176,094,501

Germany — 6.8%
BASF AG	207,120	30,709,007
DaimlerChrysler AG	59,700	5,804,421
Deutsche Bank AG	65,600	8,574,411
Deutsche Lufthansa AG	118,017	3,143,807
E.ON AG	156,700	33,355,196
Hannover Rueckversicherung AG	50,700	2,338,677
Heidelberger Druckmachinen AG	133,900	4,502,683
Muenchener Rueckversicherungs SAG	31,600	6,141,942
ThyssenKrupp AG	133,800	7,502,127
Volkswagen AG	10,400	2,373,554

		104,445,825

Greece — 1.6%
Alpha Bank A.E.	78,200	2,846,879
Mytilineos Holdings SA	62,155	1,304,949
National Bank of Greece SA	75,364	5,176,544
OPAP SA	376,363	15,088,196

		24,416,568

Hong Kong — 4.3%
Cathay Pacific Air	714,000	1,858,995
Chaoda Modern Agriculture Holdings Ltd.	844,425	755,452
China Mobile Ltd.	1,448,378	25,222,782
Citic Pacific Ltd.	921,200	5,092,976
Country Garden Holdings Co. Ltd.*	10,860,400	12,375,800
Hong Kong Electric Holdings Ltd.	573,500	3,282,041
Hong Kong Exchanges and Clearing Ltd.	612,100	17,159,480
Orient Overseas International Ltd.	119,307	874,075

		66,621,601

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (CONTINUED)		Value
	Shares	(Note 2)

Ireland — 0.3%
Allied Irish Banks PLC	141,000	$3,230,567
Irish Life & Permanent PLC	97,900	1,690,424

		4,920,991

Israel — 2.0%
Teva Pharmaceutical Industries Ltd., ADR	656,400	30,509,472

Italy — 1.4%
Banche Popolari Unite Scrl	55,100	1,515,316
Banco Popolare Scarl*	87,100	1,930,547
Eni SpA	245,500	8,991,294
Finmeccanica SpA	101,600	3,263,523
Fondiaria-SAI SpA	47,400	1,954,296
Indesit Co	70,200	1,089,995
Intesa Sanpaolo SpA	394,500	3,120,378
Parmalat Finanziaria SpA, 144A*(g)	448,250	72,090

		21,937,439

Japan — 13.0%
Alpine Electronics, Inc.	57,400	961,763
Alps Electric Co. Ltd.	108,200	1,397,848
Asahi Kasei Corp.	290,000	1,913,847
Canon, Inc.	267,490	12,242,104
Circle K Sunkus Co. Ltd.	154,600	2,285,140
Cosmo Oil Co. Ltd.	550,000	2,033,015
Daiwa Securities Group, Inc.	85,000	763,100
Denki Kagaku Kogyo Kabushiki Kiasha	312,000	1,348,596
Fanuc Ltd.	181,600	17,605,778
Fuji Heavy Industries Ltd.	678,000	3,140,457
Hitachi Information Systems Ltd.	98,400	2,094,024
Hokkaido Electric Power Co., Inc.	38,200	823,441
Honda Motor Co. Ltd.	140,200	4,631,486
Komatsu Ltd.	179,100	4,803,313
Kurabo Industries Ltd.	129,000	289,385
Kureha Corp.	346,000	1,843,735
Kyushu Electric Power Co., Inc.	19,400	476,249
Marubeni Corp.	290,000	2,032,032
Matsushita Electric Industrial Co. Ltd.	237,000	4,856,337
Mitsubishi Chemical Holdings Corp.	400,000	3,051,872
Mitsubishi Corp.	113,600	3,074,548
Mitsui & Co. Ltd.	222,000	4,635,947
Mitsui Chemicals, Inc.	217,000	1,408,731
NEC Corp.	590,000	2,710,013
Nifco	100,000	2,320,595
Nintendo Co. Ltd.	40,988	24,066,186
Nippon Oil Corp.	277,900	2,246,648
Nippon Paper Group, Inc.	702	2,114,630
Nippon Shokubai Co. Ltd.	273,000	2,615,878
Nippon Telegraph and Telephone Corp.	1,400	6,959,303
Nipro Corp.	103,800	2,077,273
Nissan Motor Co. Ltd.	696,700	7,604,128
Nomura Holdings, Inc.	202,100	3,386,157
NTT Docomo, Inc.	3,400	5,597,454
Oji Paper Co. Ltd.	39,000	191,607
Okasan Holdings, Inc.	33,000	185,860
Promise Co. Ltd.	15,100	371,791
Ricoh Co. Ltd.	141,000	2,574,144
Santen Pharmaceutical Co. Ltd.	16,900	416,755
Sanwa Holdings Corp.	544,000	2,670,735
Seiko Epson Corp.	20,700	440,887
SMK Corp.	103,000	857,744
Sumitomo Corp.	321,300	4,495,430
Sumitomo Trust & Banking Co. Ltd.	794,000	5,233,053
Takefuji Corp.	24,500	588,456
Tanabe Seiyaku Co. Ltd.	178,000	1,653,485
Tokai Tokyo Securities Co. Ltd.	285,000	1,251,770
Toppan Printing Co. Ltd.	145,000	1,421,995
Toyota Motor Corp.	440,400	23,455,136
Uniden Corp.	106,000	612,353
Yamada Denki Co. Ltd.	109,506	12,352,848
Yokohama Rubber Co. Ltd.	315,200	1,862,854

		200,047,916

Mexico — 2.2%
America Movil SAB de CV (Class L Stock), ADR	338,400	20,774,376
Wal-Mart de Mexico SA de CV	3,806,600	13,270,767

		34,045,143

Netherlands — 2.5%
Aegon NV	155,700	2,752,187
CSM	85,631	2,892,051
Fortis	120,500	3,185,286
ING Groep NV	195,500	7,645,986
KLM – Koninklijke Luchtvaart Mij NV, 144A*(g)	24,790	393,975
Oce NV	126,300	2,286,056
Royal Dutch Shell PLC (Class A Stock)	40,600	1,706,581
Royal KPN NV	152,900	2,780,935
Schlumberger Ltd.	145,900	14,352,183

		37,995,240

New Zealand — 0.2%
Air New Zealand Ltd.	1,857,800	2,677,745

Norway — 0.3%
Norsk Hydro ASA	91,500	1,307,661
Statoil Hydro ASA	99,400	3,093,750

		4,401,411

Russia — 1.9%
Gazprom OAO, ADR	342,400	19,414,080
Sberbank	2,200,000	9,284,000

		28,698,080

Singapore — 0.4%
MobileOne Ltd.	459,090	603,612
Neptune Orient Lines Ltd.	187,000	502,689
Singapore Airlines Ltd.	364,000	4,372,810

		5,479,111

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

South Korea — 1.0%
Shinhan Financial Group Co. Ltd.	281,830	$15,986,751

Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	219,000	5,366,376
Banco Santander Central Hispano SA	528,600	11,430,317
Repsol YPF SA	152,100	5,421,580
Telefonica SA	561,000	18,225,097

		40,443,370

Sweden — 0.7%
Electrolux AB (Class B Stock)	157,100	2,637,293
Nordea Bank AB	150,800	2,519,866
SSAB Svenskt Stal AB	88,800	2,184,553
Volvo AB (Class B Stock)	168,200	2,823,632

		10,165,344

Switzerland — 9.5%
Baloise Holding Ltd.	30,200	2,974,253
Ciba Specialty Chemicals AG	12,200	565,738
Credit Suisse Group	124,200	7,470,759
Georg Fischer AG*	4,800	2,955,085
Givaudan SA	11,169	10,763,043
Nestle SA	59,050	27,121,848
Novartis AG	299,333	16,418,831
Rieter Holdings AG	5,000	2,208,188
Roche Holding AG	167,337	28,910,584
Swiss Re	90,100	6,402,460
Swisscom AG	13,500	5,270,503
UBS AG	579,013	26,798,817
Verwaltungs und Privat Bank AG	4,600	1,138,674
Zurich Financial Services AG	24,700	7,254,118

		146,252,901

United Kingdom — 17.0%
Alliance & Leicester PLC	127,100	1,639,478
Amdocs Ltd.*	457,400	15,766,578
Arm Holdings PLC	3,126,400	7,717,048
AstraZeneca PLC	219,300	9,446,715
Aviva PLC	91,300	1,223,125
Barclays PLC	376,300	3,775,285
Beazley Group PLC	619,500	2,006,999
BP PLC	1,057,900	12,951,041
Bradford & Bingley PLC	361,600	1,929,071
Brit Insurance Holdings PLC	459,500	2,094,623
BT Group PLC	1,465,000	7,954,032
Carnival PLC	377,095	16,656,856
Dairy Crest Group PLC	218,184	2,532,074
Davis Service Group PLC	243,900	2,495,513
Drax Group PLC	65,898	793,620
DS Smith PLC	528,500	2,201,382
DSG International PLC	494,200	976,378
GKN PLC	711,700	3,995,131
GlaxoSmithKline PLC	104,300	2,655,460
HBOS PLC	494,500	7,235,001
Kingfisher PLC	3,304,806	9,578,385
Legal & General Group PLC	981,300	2,551,114
Lloyds TSB Group PLC	1,597,093	15,005,731
Marks & Spencer Group PLC	1,456,300	16,233,936
Next PLC	330,165	10,673,381
Northern Foods PLC	104,500	195,537
Old Mutual PLC	728,200	2,429,459
Premier Foods PLC	397,300	1,619,300
Reckitt Benckiser Group PLC	299,802	17,390,378
Royal & Sun Alliance Insurance Group PLC	806,900	2,380,416
Royal Bank of Scotland Group PLC	517,500	4,573,812
Royal Dutch Shell PLC (Class B Stock)	415,300	17,277,987
SABMiller PLC	676,678	19,073,494
Tate & Lyle PLC	206,100	1,825,673
Taylor Woodrow PLC	187,700	759,416
Tomkins PLC	360,200	1,267,325
TT Electronics PLC	87,300	195,937
Vodafone Group PLC	3,713,700	13,883,129
Vodafone Group PLC, ADR	508,000	18,958,560

		261,918,380

TOTAL LONG-TERM INVESTMENTS
(cost $1,315,982,350)		1,501,479,690

SHORT-TERM INVESTMENT — 2.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $33,883,517)(w)(Note 4)	33,883,517	33,883,517

TOTAL INVESTMENTS (o)— 99.9%
(cost $1,349,865,867; Note 6)		1,535,363,207
Other assets in excess of liabilities(x) — 0.1%		967,052

NET ASSETS — 100.0%		$1,536,330,259

The following abbreviations are used in the portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2007, 80 securities representing $351,015,509 and 22.85% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Other assets in excess of liabilities includes net unrealized depreciation on forward foreign currency contracts as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional
		Amount	Value at Settlement	Current	Unrealized
Purchase Contracts		(000)	Date Payable	Value	Depreciation

British Pound, Expiring 01/03/08	GBP	29	$58,095	$58,015	$(80)
Euro, Expiring 01/03/08	EUR	7	10,439	10,371	(68)

			$68,534	$68,386	$(148)

		Notional
		Amount	Value at Settlement	Current	Unrealized
Sale Contracts		(000)	Date Receivable	Value	Depreciation

Euro, Expiring 06/24/08	EUR	37,825	$54,271,314	$55,317,823	$(1,046,509)
Mexican Peso, Expiring 06/06/08	MXN	385,200	34,759,069	34,843,174	(84,105)
Swiss Franc, Expiring 06/24/08	CHF	19,213	16,765,271	17,117,930	(352,659)

			$105,795,654	$107,278,927	$(1,483,273)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 was as follows:

Telecommunications	11.0%
Pharmaceuticals	7.7
Financial – Bank & Trust	7.4
Chemicals	7.4
Insurance	4.3
Automobile Manufacturers	3.9
Oil, Gas and Consumable Fuels	3.8
Entertainment & Leisure	3.7
Diversified Financial Services	3.6
Oil & Gas	3.6
Food	3.4
Consumer Products & Services	2.7
Retail & Merchandising	2.5
Utilities	2.5
Affiliated Money Market Mutual Fund	2.2
Beverages	2.0
Electronic Components & Equipment	1.9
Electric – Integrated	1.9
Communication Equipment	1.8
Financial Services	1.7
Telecommunications – Cellular	1.6
Real Estate Investment Trust	1.4
Exploration & Production	1.3
Airlines	1.2
Transportation	1.2
Office Equipment	1.2
Aerospace	1.1
Retail	1.1
Commercial Banks	1.1
Diversified Operations	1.0
Medical Products	0.9
Steel Producers/Products	0.7
Clothing & Apparel	0.7
Metals & Mining	0.6
Machinery & Equipment	0.6
Semiconductors	0.5
Conglomerates	0.5
Household Durables	0.3
Manufacturing	0.3
Machinery	0.3
Trading Companies & Distributors	0.3
Financial – Brokerage	0.3
Mining	0.3
Computer Services & Software	0.2
Food Products	0.2
Building Products	0.2
Agriculture	0.2
Building & Construction	0.2
Automotive Parts	0.2
Containers & Packaging	0.1
Miscellaneous Manufacturing	0.1
Paper & Forest Products	0.1
Computer Services	0.1
Rubber & Tire	0.1
Diversified Manufacturing	0.1
Auto Components	0.1
Aerospace/Defense	0.1
Building Materials	0.1
Commercial Services	0.1
Steel Producers	0.1
Iron & Steel	0.1

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,315,982,350)	$1,501,479,690
Affiliated investments (cost $33,883,517)	33,883,517
Cash	895,834
Foreign currency, at value (cost $1,332,047)	1,351,288
Dividends and interest receivable	2,170,615
Receivable for fund share sold	1,932,943
Tax reclaim receivable	1,797,227
Receivable for investments sold	1,386,288
Other assets	300,823
Prepaid expenses	4,174

Total Assets	1,545,202,399

LIABILITIES:
Payable for investments purchased	6,062,349
Unrealized depreciation on foreign currency forward contracts	1,483,421
Advisory fees payable	569,727
Payable for fund share repurchased	561,916
Accrued expenses and other liabilities	182,974
Shareholder servicing fees payable	11,753

Total Liabilities	8,872,140

NET ASSETS	$1,536,330,259

Net assets were comprised of:
Paid-in capital	$1,255,919,372
Retained earnings	280,410,887

Net assets, December 31, 2007	$1,536,330,259

Net asset value and redemption price per share, $1,536,330,259/69,862,245 outstanding shares of beneficial interest	$21.99

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,640,238 foreign withholding tax)	$38,127,434
Affiliated dividend income	1,631,291
Unaffiliated interest	202,694

39,961,419

EXPENSES
Advisory fees	14,171,648
Shareholder servicing fees and expenses	992,000
Custodian and accounting fees	528,000
Loan interest expense (Note 7)	29,418
Trustees’ fees	24,000
Audit fee	23,000
Transfer agent’s fees and expenses	19,000
Legal fees and expenses	9,000
Shareholders’ reports	6,000
Insurance expenses	6,000
Miscellaneous	43,595

Total expenses	15,851,661

NET INVESTMENT INCOME	24,109,758

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	113,664,726
Foreign currency transactions	(1,665,272)

111,999,454

Net change in unrealized appreciation (depreciation) on:
Investments	89,289,968
Foreign currencies	(1,340,532)

87,949,436

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	199,948,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,058,648

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,109,758	$13,865,852
Net realized gain on investment and foreign currency transactions	111,999,454	81,341,854
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	87,949,436	70,276,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	224,058,648	165,483,902

DISTRIBUTIONS	(13,865,852)	(4,815,327)

FUND SHARE TRANSACTIONS:
Fund share sold [31,546,200 and 50,262,289 shares, respectively]	650,929,004	830,719,013
Fund share issued in reinvestment of distributions [636,048 and 295,418 shares, respectively]	13,865,852	4,815,327
Fund share repurchased [17,459,324 and 12,748,157 shares, respectively]	(377,268,583)	(216,151,070)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	287,526,273	619,383,270

TOTAL INCREASE IN NET ASSETS	497,719,069	780,051,845
NET ASSETS:
Beginning of year	1,038,611,190	258,559,345

End of year	$1,536,330,259	$1,038,611,190

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.1%
		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 2.3%
BHP Billiton Ltd.	279,200	$9,760,283
Rio Tinto Ltd.	15,620	1,817,125

		11,577,408

Belgium — 0.7%
Dexia	144,200	3,632,566

Brazil — 2.8%
Companhia Vale Do Rio Doce, ADR(a)	200,022	6,534,719
Petroleo Brasileiro SA, ADR	65,900	7,594,316

		14,129,035

Egypt — 0.3%
Orascom Construction Industries*	6,334	1,314,050

Finland — 1.9%
Nokia Oyj	245,610	9,523,191

France — 14.0%
Accor SA	56,700	4,534,541
Axa SA	231,455	9,268,758
BNP Paribas SA	76,090	8,256,795
Compagnie de Saint-Gobain	45,300	4,271,236
Imerys SA	45,800	3,765,943
Lafarge SA	41,500	7,554,059
Pernod Ricard SA	25,600	5,917,453
Sanofi-Aventis SA	70,500	6,491,644
Total SA	233,870	19,431,893

		69,492,322

Germany — 6.9%
BASF AG	10,683	1,583,934
Deutsche Post AG	110,900	3,811,949
E.ON AG	48,265	10,273,698
Linde AG	22,509	2,976,650
SAP AG	93,820	4,873,641
Siemens AG	52,650	8,379,723
Symrise AG*	88,142	2,484,579

		34,384,174

Greece — 0.6%
Piraeus Bank	74,662	2,914,565

Hong Kong — 3.9%
Esprit Holdings Ltd.	352,800	5,195,074
HSBC Holdings PLC	832,300	13,994,431

		19,189,505

Italy — 5.0%
Banca Intesa SpA	643,100	5,086,730
Eni SpA	358,387	13,125,714
UniCredito Italiano SpA	777,300	6,455,055

		24,667,499

Japan — 18.3%
Astellas Pharmaceutical Co. Ltd.	104,500	4,532,229
Canon, Inc.	117,050	5,356,979
Daikin Industries Ltd.	58,900	3,285,211
East Japan Railway Co. Ltd.	442	3,635,686
Hirose Electric Co. Ltd.	13,300	1,526,310
Honda Motor Co. Ltd.	140,100	4,628,182
Japan Tobacco, Inc.	803	4,747,936
Komatsu Ltd.	48,800	1,308,776
Mitsubishi Corp.	300,400	8,130,232
Mitsubishi Tokyo Financial Group, Inc.	626,000	5,903,134
Mitsui Fudosan Co. Ltd.	167,000	3,601,597
Mizuho Financial Group, Inc.	708	3,372,520
Nidec Corp.	73,900	5,339,437
Nissan Motor Co. Ltd.	356,000	3,885,560
Nitto Denko Corp.	53,900	2,832,816
Nomura Holdings, Inc.	146,900	2,461,289
Seven & I Holdings Co. Ltd.	66,000	1,917,461
Shin-Etsu Chemical Co. Ltd.	53,500	3,327,229
SMC Corp.	29,800	3,545,116
Sony Corp.	132,600	7,224,429
Sumitomo Corp.	390,700	5,466,431
Sumitomo Mitsui Financial Group, Inc.	711	5,261,598

		91,290,158

Korea — 0.6%
Samsung Electronics Co. Ltd., GDR	10,100	2,999,626

Mexico — 0.7%
Fomento Economico Mexicano SA de CV, ADR(a)	85,110	3,248,649

Netherlands — 4.9%
Fortis Bank	144,000	3,806,483
ING Groep NV	178,190	6,968,993
Koninklijke (Royal) Philips Electronics NV	102,600	4,428,194
Reed Elsevier NV	232,507	4,640,146
Wolters Kluwer NV	134,400	4,417,317

		24,261,133

Spain — 1.9%
Banco Bilbao Vizcaya Argentaria SA	297,900	7,299,741
Inditex	38,100	2,340,691

		9,640,432

Switzerland — 11.4%
ABB Ltd.	213,331	6,146,586
Adecco SA	73,950	4,000,740
Holcim Ltd.	54,428	5,831,485
Nestle SA	21,521	9,884,662
Novartis AG	137,400	7,536,581
Roche Holding AG	49,250	8,508,855
UBS AG	200,200	9,265,980
Zurich Financial Services AG	19,900	5,844,411

		57,019,300

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	358,726	3,572,911

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

United Kingdom — 20.2%
Barclays PLC	646,200	$6,483,096
BG Group PLC	314,400	7,197,229
British Land Co. PLC	137,800	2,592,185
Burberry Group PLC	294,366	3,337,078
Centrica PLC	365,976	2,613,542
GlaxoSmithKline PLC	357,000	9,089,159
ICAP PLC	464,379	6,715,729
Kingfisher PLC	798,568	2,314,505
Man Group PLC	333,813	3,780,940
Rio Tinto PLC	18,100	1,915,712
Schroder PLC	72,855	1,888,232
Smith & Nephew PLC	426,144	4,920,048
Standard Chartered PLC	281,000	10,314,595
Tesco PLC	1,092,709	10,380,909
Vodafone Group PLC	3,414,550	12,764,800
William Morrison Supermarkets PLC	579,700	3,715,730
Wolseley PLC	300,600	4,439,947
WPP GROUP PLC*	468,632	6,035,610

		100,499,046

TOTAL LONG-TERM INVESTMENTS
(cost $348,965,810)		483,355,570

SHORT-TERM INVESTMENT — 3.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $19,464,864; includes $7,021,433 of cash collateral for securities on loan)(b)(w) (Note 4)	19,464,864	19,464,864

TOTAL INVESTMENTS(o)— 101.0%
(cost $368,430,674; Note 6)		502,820,434
Liabilities in excess of other assets(x) — (1.0)%		(4,850,926)

NET ASSETS — 100.0%		$497,969,508

The following abbreviations are used in the portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
GBP	British Pound
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $6,560,483; cash collateral of $7,021,433 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 26 securities representing $122,057,070 and 24.5% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency contracts:

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

British Pound Expiring 01/03/08	GBP	18	$36,878	$36,878	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Commercial Banks	13.8%
Oil, Gas and Consumable Fuels	9.5
Pharmaceuticals	7.2
Metals & Mining	4.0
Affiliated Money Market Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	3.9
Trading Companies & Distributors	3.6
Construction Materials	3.4
Food & Staples Retailing	3.2
Financial Services	3.1
Insurance	3.1
Media	3.0
Diversified Financial Services	2.7
Telecommunications	2.6
Financial – Bank & Trust	2.0
Utilities	2.0
Food Products	2.0
Communication Equipment	1.9
Beverages	1.9
Automobiles	1.7
Industrial Conglomerates	1.7
Chemicals	1.6
Building Products	1.6
Specialty Retail	1.6
Electronic Components & Equipment	1.4
Electronic Equipment & Instruments	1.4
Diversified Operations	1.3
Oil & Gas	1.2
Office Electronics	1.1
Health Care Equipment & Supplies	1.0
Software	1.0
Tobacco	0.9
Lodging	0.9
Household Durables	0.9
Commercial Services & Supplies	0.8
Air Freight & Logistics	0.8
Railroads	0.7
Real Estate Management & Development	0.7
Semiconductors	0.7
Machinery	0.7
Clothing & Apparel	0.7
Semiconductor and Semiconductor Equipment	0.6
Construction and Engineering	0.6
Multi-utilities	0.5
Real Estate Investment Trust	0.5
Retail & Merchandising	0.5
Capital Markets	0.4
Construction	0.3
Machinery & Equipment	0.3

101.0
Liabilities in excess of other assets	(1.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $6,560,483:
Unaffiliated investments (cost $348,965,810)	$483,355,570
Affiliated investments (cost $19,464,864)	19,464,864
Foreign currency, at value (cost $52,738)	52,830
Tax reclaim receivable	1,262,664
Dividends and interest receivable	861,235
Receivable for fund share sold	526,932
Other assets	220,425
Prepaid expenses	3,492

Total Assets	505,748,012

LIABILITIES:
Payable to broker for collateral for securities on loan	7,021,433
Payable to custodian	244,404
Payable for investments purchased	221,536
Advisory fees payable	179,494
Accrued expenses and other liabilities	66,456
Payable for fund share repurchased	41,366
Shareholder servicing fees payable	3,815

Total Liabilities	7,778,504

NET ASSETS	$497,969,508

Net assets were comprised of:
Paid-in capital	$387,475,039
Retained earnings	110,494,469

Net assets, December 31, 2007	$497,969,508

Net asset value and redemption price per share, $497,969,508/18,949,957 outstanding shares of beneficial interest	$26.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,171,909 foreign withholding tax)	$12,611,149
Affiliated dividend income	378,887
Unaffiliated interest	11,535
Affiliated income from securities lending, net	9,645

13,011,216

EXPENSES
Advisory fees	4,535,612
Shareholder servicing fees and expenses	364,256
Custodian and accounting fees	190,000
Audit fee	22,000
Loan interest expense (Note 7)	18,416
Transfer agent’s fees and expenses	18,000
Trustees’fees	15,000
Insurance expenses	11,000
Legal fees and expenses	9,000
Shareholders’reports	4,000
Miscellaneous	16,313

Total expenses	5,203,597

NET INVESTMENT INCOME	7,807,619

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	50,762,545
Foreign currency transactions	229,319

50,991,864

Net change in unrealized appreciation (depreciation) on:
Investments	(13,484,801)
Foreign currencies	98,546

(13,386,255)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	37,605,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,413,228

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,807,619	$7,468,243
Net realized gain on investment and foreign currency transactions	50,991,864	34,657,465
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,386,255)	56,814,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	45,413,228	98,940,181

DISTRIBUTIONS	(7,468,243)	(5,945,843)

FUND SHARE TRANSACTIONS:
Fund share sold [3,727,258 and 4,071,353 shares, respectively]	96,939,891	90,889,176
Fund share issued in reinvestment of distributions [286,909 and 272,870 shares, respectively]	7,468,243	5,945,843
Fund share repurchased [6,569,514 and 6,192,260 shares, respectively]	(168,556,531)	(135,045,036)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(64,148,397)	(38,210,017)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,203,412)	54,784,321
NET ASSETS:
Beginning of year	524,172,920	469,388,599

End of year	$497,969,508	$524,172,920

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.9%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 2.4%
General Dynamics Corp.	11,000	$978,890
Goodrich Corp.	18,900	1,334,529
Lockheed Martin Corp.	13,800	1,452,588
Northrop Grumman Corp.	313,600	24,661,504
United Technologies Corp.	308,000	23,574,320

		52,001,831

Agriculture — 0.9%
UST, Inc.(a)	338,435	18,546,238

Auto Components — 0.4%
Johnson Controls, Inc.	257,100	9,265,884

Automotive Parts
Advance Auto Parts, Inc.	13,000	493,870

Beverages — 0.3%
Coca-Cola Co. (The)	103,900	6,376,343

Biotechnology — 0.5%
Amgen, Inc.*	193,300	8,976,852
Celgene Corp.*	30,100	1,390,921

		10,367,773

Chemicals — 2.4%
Air Products & Chemicals, Inc.	33,900	3,343,557
Dow Chemical Co.	306,000	12,062,520
DuPont (E.I.) de Nemours & Co.	39,500	1,741,555
Eastman Chemical Co.	283,700	17,331,233
PPG Industries, Inc.	36,500	2,563,395
Praxair, Inc.	43,500	3,858,885
Rohm & Haas Co.(a)	189,900	10,077,993

		50,979,138

Clothing & Apparel — 0.1%
Limited Brands, Inc.	119,900	2,269,707
VF Corp.	9,900	679,734

		2,949,441

Commercial Banks — 7.0%
Bank of America Corp.	1,649,961	68,077,391
Bank of New York Mellon Corp. (The)	140,500	6,850,780
BB&T Corp.(a)	104,900	3,217,283
Colonial BancGroup, Inc. (The)(a)	112,500	1,523,250
Fifth Third BanCorp.	24,900	625,737
Huntington Bancshares, Inc.	188,200	2,777,832
KeyCorp(a)	432,578	10,143,954
National City Corp.(a)	131,700	2,167,782
Regions Financial Corp.	199,500	4,718,175
State Street Corp.	117,700	9,557,240
TCF Financial Corp.(a)	209,900	3,763,507
U.S. BanCorp.	676,500	21,472,110
UnionBanCal Corp.	44,000	2,152,040
Wells Fargo & Co.	374,000	11,291,060
Zions Bancorp(a)	20,100	938,469

		149,276,610

Computer Services & Software — 0.2%
Altera Corp.	25,800	498,456
Hewlett-Packard Co.	57,900	2,922,792

		3,421,248

Computers — 1.4%
Affiliated Computer Services, Inc. (Class A Stock)*	7,600	342,760
Electronic Data Systems Corp.	1,035,850	21,473,171
International Business Machines Corp.(a)	59,200	6,399,520
SanDisk Corp.*	19,500	646,815
Sun Microsystems, Inc.*	29,400	533,022

		29,395,288

Consumer Products & Services — 0.9%
Procter & Gamble Co.	252,200	18,516,524

Diversified Financial Services — 7.4%
Capital One Financial Corp.(a)	71,700	3,388,542
CIT Group, Inc.	363,500	8,734,905
Citigroup, Inc.	1,304,200	38,395,648
Fannie Mae	549,400	21,965,012
Freddie Mac	1,121,900	38,223,133
Goldman Sachs Group, Inc. (The)	45,800	9,849,290
JPMorgan Chase & Co.	351,500	15,342,975
Lehman Brothers Holdings, Inc.(a)	81,600	5,339,904
Morgan Stanley	215,600	11,450,516
TD Ameritrade Holding Corp.*(a)	234,500	4,704,070

		157,393,995

Electric Utilities — 4.2%
American Electric Power Co., Inc.	261,100	12,156,816
CMS Energy Corp.(a)	353,300	6,140,354
Edison International	222,900	11,896,173
Entergy Corp.	68,400	8,175,168
Exelon Corp.(a)	218,300	17,822,012
FirstEnergy Corp.	163,200	11,805,888
FPL Group, Inc.(a)	123,450	8,367,441
Northeast Utilities	152,400	4,771,644
PG&E Corp.	31,900	1,374,571
SCANA Corp.	60,200	2,537,430
Sierra Pacific Resources(a)	272,000	4,618,560

		89,666,057

Electronic Components — 0.9%
LSI Corp.*	53,900	286,209
Tyco Electronics Ltd.	525,361	19,506,654

		19,792,863

Entertainment & Leisure — 0.3%
Carnival Corp. (Panama)(a)	107,400	4,778,226
Royal Caribbean Cruises Ltd.	61,200	2,597,328

		7,375,554

Exchange Traded Fund — 0.5%
iShares Russell 1000 Value Index Fund	119,390	9,592,987

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Financial – Bank & Trust — 4.2%
Comerica, Inc.	178,800	$7,783,164
PNC Financial Services Group, Inc.(a)	265,078	17,402,370
Sovereign Bancorp, Inc.(a)	473,632	5,399,405
SunTrust Banks, Inc.(a)	79,000	4,936,710
Wachovia Corp.(a)	1,409,700	53,610,891

		89,132,540

Food & Staples Retailing — 1.1%
Safeway, Inc.	181,100	6,195,431
Wal-Mart Stores, Inc.	368,300	17,505,299

		23,700,730

Food Products — 1.1%
Campbell Soup Co.	6,000	214,380
General Mills, Inc.	117,000	6,669,000
Kraft Foods, Inc. (Class A Stock)	426,400	13,913,432
Sysco Corp.	58,200	1,816,422

		22,613,234

Forest & Paper Products — 0.2%
Domtar Corp. (Canada)*(a)	517,700	3,981,113
Weyerhaeuser Co.(a)	14,100	1,039,734

		5,020,847

Healthcare Products — 0.1%
Boston Scientific Corp.*(a)	69,500	808,285
C.R. Bard, Inc.(a)	24,200	2,294,160

		3,102,445

Healthcare Providers & Services — 2.8%
Aetna, Inc.	333,600	19,258,728
UnitedHealth Group, Inc.	601,200	34,989,840
WellPoint, Inc.*	62,600	5,491,898

		59,740,466

Home Builders — 1.0%
Centex Corp.(a)	249,600	6,304,896
Lennar Corp. (Class A Stock)(a)	653,700	11,694,693
Lennar Corp. (Class B Stock)	40,550	673,130
Toll Brothers, Inc.*(a)	156,900	3,147,414

		21,820,133

Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp.	75,500	4,447,705
Starwood Hotels & Resorts Worldwide, Inc.	77,000	3,390,310
Wyndham Worldwide Corp.(a)	82,100	1,934,276

		9,772,291

Industrial Conglomerates — 1.9%
3M Co.	305,400	25,751,328
Danaher Corp.	24,900	2,184,726
Tyco International Ltd. (Bermuda)	347,072	13,761,405

		41,697,459

Insurance — 7.4%
AFLAC, Inc.	43,200	2,705,616
Allstate Corp. (The)	93,800	4,899,174
AMBAC Financial Group, Inc.(a)	124,400	3,205,788
American International Group, Inc.	141,300	8,237,790
Assurant, Inc.(a)	46,600	3,117,540
Axis Capital Holdings Ltd.	120,900	4,711,473
Chubb Corp.	275,600	15,042,248
CIGNA Corp.	26,400	1,418,472
Genworth Financial, Inc. (Class A Stock)	665,200	16,929,340
Hanover Insurance Group, Inc. (The)	118,200	5,413,560
Hartford Financial Service Group, Inc.	201,900	17,603,661
Lincoln National Corp.	63,300	3,685,326
MBIA, Inc.(a)	166,200	3,096,306
MetLife, Inc.	368,550	22,710,051
Protective Life Corp.	44,700	1,833,594
RenaissanceRe Holdings Ltd.(a)	86,600	5,216,784
Travelers Cos., Inc. (The)	380,750	20,484,350
Unum Group(a)	484,550	11,527,444
W.R. Berkley Corp.	40,100	1,195,381
XL Capital Ltd. (Class A Stock) (Cayman Islands)	114,500	5,760,495

		158,794,393

Internet Services — 0.1%
eBay, Inc.*	40,300	1,337,557

Machinery & Equipment — 0.3%
Caterpillar, Inc.(a)	67,300	4,883,288
Deere & Co.	6,400	595,968
Rockwell Automation, Inc.	9,500	655,120

		6,134,376

Media — 1.6%
CBS Corp. (Class B Stock)(a)	117,300	3,196,425
Idearc, Inc.	367,000	6,444,520
News Corp. (Class A Stock)	461,100	9,447,939
Time Warner, Inc.	78,100	1,289,431
Walt Disney Co. (The)	446,900	14,425,932

		34,804,247

Medical Supplies & Equipment — 1.0%
Covidien Ltd. (Bermuda)	228,398	10,115,747
Johnson & Johnson	156,200	10,418,540
Sepracor, Inc.*(a)	26,000	682,500

		21,216,787

Metals & Mining — 0.4%
United States Steel Corp.	72,900	8,814,339

Miscellaneous Manufacturers — 3.2%
Dover Corp.	120,400	5,549,236
Eaton Corp.	38,200	3,703,490
General Electric Co.	1,513,400	56,101,738
Illinois Tool Works, Inc.	38,700	2,071,998
Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	31,500	1,463,805

		68,890,267

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Multi-Utilities — 0.3%
Xcel Energy, Inc.	261,900	$5,911,083

Oil, Gas & Consumable Fuels — 15.7%
Anadarko Petroleum Corp.(a)	384,500	25,257,805
Apache Corp.	250,250	26,911,885
BJ Services Co.	1,100	26,686
ChevronTexaco Corp.	466,000	43,491,780
ConocoPhillips	873,700	77,147,710
Devon Energy Corp.(a)	397,200	35,315,052
Encana Corp.(a)	2,100	142,716
Exxon Mobil Corp.	572,300	53,618,787
Halliburton Co.	23,200	879,512
Hess Corp.	15,600	1,573,416
Marathon Oil Corp.	229,700	13,979,542
Nabors Industries Ltd. (Bermuda)*	43,400	1,188,726
Occidental Petroleum Corp.	342,300	26,353,677
Patterson-UTI Energy, Inc.	49,900	974,048
Royal Dutch Shell PLC, ADR (United Kingdom)	114,000	9,462,000
Schlumberger Ltd. (Netherlands)	33,800	3,324,906
Sunoco, Inc.(a)	101,900	7,381,636
XTO Energy, Inc.	169,800	8,720,928

		335,750,812

Pharmaceuticals — 6.2%
Abbott Laboratories	87,300	4,901,895
Astrazeneca PLC, ADR (United Kingdom)(a)	156,100	6,684,202
Bristol-Myers Squibb Co.	130,100	3,450,252
Eli Lilly & Co.(a)	358,700	19,150,993
Merck & Co., Inc.	219,300	12,743,523
Pfizer, Inc.	2,242,500	50,972,025
Schering-Plough Corp.	322,300	8,586,072
Wyeth	578,000	25,541,820

		132,030,782

Real Estate Investment Trusts — 1.0%
Alexandria Real Estate Equities, Inc.(a)	10,100	1,026,867
Apartment Investment & Management Co. (Class A Stock)(a)	97,000	3,368,810
Duke Realty Corp.(a)	110,100	2,871,408
Hospitality Properties Trust(a)	146,800	4,729,896
Host Hotels & Resorts, Inc.(a)	109,800	1,870,992
Liberty Property Trust	31,200	898,872
ProLogis(a)	18,700	1,185,206
Public Storage	44,400	3,259,404
Simon Property Group, Inc.(a)	2,100	182,406
UDR, Inc.	23,000	456,550
Vornado Realty Trust	18,200	1,600,690

		21,451,101

Retail & Merchandising — 1.2%
Abercrombie & Fitch Co. (Class A Stock)(a)	13,200	1,055,604
CVS Caremark Corp.	54,300	2,158,425
Family Dollar Stores, Inc.(a)	71,300	1,371,099
Kohl’s Corp.*(a)	23,300	1,067,140
Lowe’s Co., Inc.	591,000	13,368,420
Macy’s, Inc.	183,100	4,736,797
Ross Stores, Inc.	40,900	1,045,813
TJX Cos., Inc.(a)	800	22,984

		24,826,282

Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp. (Class A Stock)*	31,600	826,024
Xilinx, Inc.	107,000	2,340,090

		3,166,114

Software — 2.7%
BMC Software, Inc.*	284,000	10,121,760
CA, Inc.(a)	880,304	21,963,585
Microsoft Corp.	730,450	26,004,020

		58,089,365

Specialty Retail — 2.2%
AutoNation, Inc.*(a)	297,500	4,658,850
AutoZone, Inc.*	11,300	1,354,983
Borders Group, Inc.	169,400	1,804,110
Gap, Inc.(a)	315,900	6,722,352
Home Depot, Inc. (The)	497,900	13,413,426
Staples, Inc.(a)	818,800	18,889,716

		46,843,437

Telecommunication Services
Crown Castle International Corp.*	21,000	873,600

Telecommunications — 4.4%
AT&T, Inc.	972,900	40,433,724
Cisco Systems, Inc.*	164,100	4,442,187
Corning, Inc.	146,200	3,507,338
Juniper Networks, Inc.*(a)	21,300	707,160
Motorola, Inc.(a)	9,300	149,172
Sprint Nextel Corp.	289,600	3,802,448
Verizon Communications, Inc.(a)	922,200	40,290,918

		93,332,947

Textiles, Apparel & Luxury Goods — 0.4%
Jones Apparel Group, Inc.(a)	327,500	5,236,725
NIKE, Inc. (Class B Stock)	56,900	3,655,256

		8,891,981

Thrifts & Mortgage Finance — 1.6%
Countrywide Financial Corp.(a)	110,700	989,658
Washington Mutual, Inc.(a)	2,388,750	32,510,887

		33,500,545

Tobacco — 3.6%
Altria Group, Inc.	965,450	72,968,711
Imperial Tobacco Group, ADR (United Kingdom)	43,400	4,655,952

		77,624,663

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Transportation — 0.6%
Burlington Northern Santa Fe Corp.	8,600	$715,778
FedEx Corp.(a)	23,400	2,086,578
Norfolk Southern Corp.	191,900	9,679,436

		12,481,792

Utilities — 0.2%
DTE Energy Co.(a)	91,000	4,000,360
Dynegy, Inc.*	64,000	456,960

		4,457,320

TOTAL LONG-TERM INVESTMENTS
(cost $2,122,521,684)		2,071,235,579

SHORT-TERM INVESTMENT — 14.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $314,879,961; includes $248,671,655 of cash collateral for securities on loan)(b)(w) (Note 4)	314,879,961	314,879,961

TOTAL INVESTMENTS — 111.6%
(cost $2,437,401,645; Note 6)		2,386,115,540
Liabilities in excess of other assets(x) — (11.6)%		(248,694,570)

NET ASSETS — 100.0%		$2,137,420,970

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $239,114,782; cash collateral of $248,671,655 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes unrealized depreciation on future contracts as follows:

Futures contracts open at December 31, 2007:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2007	Depreciation

Long Position:
29	S&P 500	Mar 08(1)	$11,002,434	$10,709,700	$(292,734)

(1)	Cash of $522,000 has been segregated with the custodian to cover requirements for the above open futures contracts at December 31, 2007.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Oil, Gas & Consumable Fuels	15.7%
Affiliated Money Market Mutual Fund (11.6% represents investments purchased with collateral from securities on loan)	14.7
Insurance	7.4
Diversified Financial Services	7.4
Commercial Banks	7.0
Pharmaceuticals	6.2
Telecommunications	4.4
Electric Utilities	4.2
Financial – Bank & Trust	4.2
Tobacco	3.6
Miscellaneous Manufacturers	3.2
Healthcare Providers & Services	2.8
Software	2.7
Aerospace & Defense	2.4
Chemicals	2.4
Specialty Retail	2.2
Industrial Conglomerates	1.9
Media	1.6
Thrifts & Mortgage Finance	1.6
Computers	1.4
Retail & Merchandising	1.2
Food & Staples Retailing	1.1
Food Products	1.1
Home Builders	1.0
Medical Supplies & Equipment	1.0
Real Estate Investment Trusts	1.0
Electronic Components	0.9
Agriculture	0.9
Consumer Products & Services	0.9
Transportation	0.6
Biotechnology	0.5
Exchange Traded Funds	0.5
Hotels, Restaurants & Leisure	0.5
Auto Components	0.4
Textiles, Apparel & Luxury Goods	0.4
Metals & Mining	0.4
Beverages	0.3
Entertainment & Leisure	0.3
Machinery & Equipment	0.3
Multi-utilities	0.3
Forest & Paper Products	0.2
Utilities	0.2
Computer Services & Software	0.2
Semiconductors & Semiconductor Equipment	0.1
Healthcare Products	0.1
Clothing & Apparel	0.1
Internet Services	0.1

111.6
Liabilities in excess of other assets	(11.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $239,114,782:
Unaffiliated investments (cost $2,122,521,684)	$2,071,235,579
Affiliated investments (cost $314,879,961)	314,879,961
Deposit with broker	522,000
Receivable for investments sold	8,893,896
Dividends and interest receivable	4,162,890
Receivable for fund share sold	3,324,813
Prepaid expenses	11,661

Total Assets	2,403,030,800

LIABILITIES:
Payable to broker for collateral for securities on loan	248,671,655
Payable for investments purchased	11,821,361
Payable to custodian	4,326,229
Advisory fees payable	624,380
Accrued expenses and other liabilities	70,600
Due to broker-variation margin	60,175
Payable for fund share repurchased	19,003
Shareholder servicing fees payable	16,427

Total Liabilities	265,609,830

NET ASSETS	$2,137,420,970

Net assets were comprised of:
Paid-in capital	$2,008,340,824
Retained earnings	129,080,146

Net assets, December 31, 2007	$2,137,420,970

Net asset value and redemption price per share, $2,137,420,970/113,885,335 outstanding shares of beneficial interest	$18.77

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $14,416 foreign withholding tax)	$50,823,284
Affiliated dividend income	5,157,713
Affiliated income from securities lending, net	612,068

56,593,065

EXPENSES
Advisory fees	16,228,533
Shareholder servicing fees and expenses	1,514,722
Custodian and accounting fees	170,000
Trustees’ fees	37,000
Audit fee	20,000
Transfer agent’s fees and expenses	19,000
Loan interest expense (Note 7)	16,595
Insurance expenses	15,000
Legal fees and expenses	12,000
Shareholders’ reports	6,000
Miscellaneous	17,294

Total expenses	18,056,144

NET INVESTMENT INCOME	38,536,921

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	146,009,641
Futures transactions	(2,798,726)

143,210,915

Net change in unrealized appreciation (depreciation) on:
Investments	(262,991,393)
Futures	(956,997)

(263,948,390)

NET LOSS ON INVESTMENTS	(120,737,475)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,200,554)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$38,536,921	$25,724,672
Net realized gain on investment transactions	143,210,915	59,502,966
Net change in unrealized appreciation (depreciation) on investments	(263,948,390)	182,912,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,200,554)	268,139,666

DISTRIBUTIONS	(85,227,638)	(36,311,390)

FUND SHARE TRANSACTIONS:
Fund share sold [38,365,283 and 69,892,109 shares, respectively]	791,237,715	1,278,884,493
Fund share issued in reinvestment of distributions [4,538,213 and 2,024,047 shares, respectively]	85,227,638	36,311,390
Fund share repurchased [35,757,393 and 9,868,946 shares, respectively]	(722,955,564)	(180,909,076)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	153,509,789	1,134,286,807

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,918,403)	1,366,115,083
NET ASSETS:
Beginning of year	2,151,339,373	785,224,290

End of year	$2,137,420,970	$2,151,339,373

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
LONG-TERM INVESTMENTS — 96.8%	Rating	Interest		Maturity	Amount	Value
	(Unaudited)	Rate		Date	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATION — 1.0%
Federal National Mortgage Assoc.
(cost $5,012,874)	Aaa	6.50%		08/01/37	$4,927	$5,064,839

CONVERTIBLE BONDS — 12.6%
Aerospace/Defense — 1.0%
DRS Technologies, Inc., Sr. Unsec’d. Notes, 144A	B1	2.00%		02/01/26	1,250	1,357,812
L-3 Communications Corp., Gtd. Notes	Ba3	3.00%		08/01/35	1,500	1,820,625
Lockheed Martin Corp., Unsub. Notes	Baa1	4.619	%(c)	08/15/33	1,500	2,203,200

						5,381,637

Agriculture — 0.5%
Archer-Daniels-Midland Co., Unsec’d. Notes	NR	0.875%		02/15/14	2,000	2,412,500

Beverages — 0.4%
Molson Coors Brewing Co., Gtd. Notes	NR	2.50%		07/30/13	1,500	1,798,125

Building & Construction — 0.3%
Fluor Corp., Sr. Unsec’d. Notes	A3	1.50%		02/15/24	650	1,688,375

Computer Services & Software — 0.4%
Trizetto Group, Inc., Sr. Notes	NR	1.125%		04/15/12	2,000	1,932,500

Electronics — 0.5%
Millipore Corp., Sr. Notes	NR	3.75%		06/01/26	2,500	2,681,250

Energy — 0.6%
Quicksilver Resources, Inc., Bonds	NR	1.875%		11/01/24	1,500	3,037,500

Financials — 0.2%
Lehman Brothers Holdings, Inc., Notes, 144A	A1	2.00%		12/31/12	1,250	1,250,000

Integrated Energy — 0.6%
Devon Energy Corp., Debs.	Baa1	4.90%		08/15/08	1,750	3,051,563

Internet Services — 0.3%
Equinix, Inc., Sub. Notes	NR	2.50%		04/15/12	1,500	1,689,375

Machinery — 0.6%
Roper Industries, Inc., Bonds (1.48% until 01/15/09)	Ba2	Zero	(v)	01/15/34	4,000	3,135,000

Media – Broadcasting — 0.2%
Sinclair Broadcast Group, Inc., Bonds	NR	6.00%		09/15/12	1,000	915,000

Metals & Mining — 0.3%
Newmont Mining Corp., Sr. Notes	NR	1.25%		07/15/14	350	438,375
Newmont Mining Corp., Sr. Notes, 144A	NR	1.25%		07/15/14	1,000	1,252,500

						1,690,875

Metals/Mining Excluding Steel — 0.7%
Placer Dome, Inc., Sr. Notes	Baa1	2.75%		10/15/23	2,000	3,550,000

Oil Field Equipment & Services — 0.9%
Hanover Compress Co., Sr. Notes	B1	4.75%		01/15/14	1,000	1,896,250
Schlumberger Ltd., Sr. Unsec’d. Notes	A1	1.50%		06/01/23	1,000	2,715,000

						4,611,250

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Rating	Interest		Maturity	Amount	Value
CONVERTIBLE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Pharmaceuticals — 2.6%
Cephalon, Inc., Sub. Notes	NR	Zero		06/15/33	$1,000	$1,238,750
CV Therapeutics, Inc., Sr. Sub. Notes	NR	3.25%		08/16/13	2,000	1,627,500
Genzyme Corp., Sr. Unsec’d. Notes	NR	1.25%		12/01/23	2,500	2,881,250
Gilead Sciences, Inc., Sr. Notes	NR	0.625%		05/01/13	1,750	2,349,375
Teva Pharmaceutical Finance Co. BV, Gtd. Notes (Israel)	Baa2	1.75%		02/01/26	2,500	2,775,000
Wyeth, Unsub. Notes	A3	4.886	%(c)	01/15/24	2,250	2,373,840

						13,245,715

Printing & Publishing — 0.2%
Omnicom Group, Inc., Sr. Notes	Baa1	Zero		07/01/38	1,000	1,087,500

Software — 0.6%
Electronic Data Systems Corp., Sr. Notes	Ba1	3.875%		07/15/23	1,000	993,750
Symantec Corp., Sr. Notes	NR	0.75%		06/15/11	2,000	2,085,000

						3,078,750

Support – Services — 1.3%
CRA International, Inc., Sub. Debs.	NR	2.875%		06/15/34	1,750	2,358,125
FTI Consulting, Inc., Sr. Sub. Notes	B1	3.75%		07/15/12	2,000	4,235,000

						6,593,125

Telecom – Integrated/Services — 0.4%
Qwest Communications International, Inc., Sr. Unsec’d. Notes	B1	3.50%		11/15/25	1,500	2,000,625

TOTAL CONVERTIBLE BONDS
(cost $51,620,428)						64,830,665

CORPORATE OBLIGATIONS — 68.4%
Aerospace/Defense — 1.7%
DRS Technologies, Inc., Gtd. Notes	B3	6.875%		11/01/13	2,000	1,990,000
Hawker Beechcraft Acquisition Co. LLC, Sr. Notes, 144A(a)	B3	8.50%		04/01/15	2,000	2,000,000
L-3 Communications Corp., Sr. Unsec’d. Notes	Ba3	6.125%		01/15/14	3,500	3,430,000
Moog, Inc., Sr. Sub. Notes(a)	Ba3	6.25%		01/15/15	1,450	1,410,125

						8,830,125

Apparel & Textile — 0.5%
INVISTA, Sr. Unsec’d. Notes, 144A	Ba3	9.25%		05/01/12	2,250	2,328,750

Auto Loans — 1.8%
Ford Motor Credit Co. LLC, Sr. Notes	B1	7.25%		10/25/11	4,500	3,897,715
General Motors Acceptance Corp. LLC, Notes(a)	Ba3	7.25%		03/02/11	6,000	5,259,234

						9,156,949

Automotive — 1.8%
Ford Capital BV, Debs.	Caa1	9.50%		06/01/10	1,750	1,649,375
Ford Motor Co., Debs.	Caa1	9.50%		09/15/11	250	233,125
General Motors Corp., Sr. Unsec’d. Notes(a)	Caa1	7.20%		01/15/11	5,000	4,600,000
General Motors Corp., Sr. Unsec’d. Notes(a)	Caa1	8.375%		07/15/33	1,050	845,250
Hertz Corp., Gtd. Notes	B1	8.875%		01/01/14	2,000	2,027,500

						9,355,250

Automotive Parts & Equipment — 0.9%
Cooper-Standard Automotive, Inc., Gtd. Notes(a)	Caa1	8.375%		12/15/14	1,500	1,188,750
Stanadyne Corp., Sr. Sub. Notes	B3	10.00%		08/15/14	950	916,750
Tenneco, Inc., Gtd. Notes(a)	B3	8.625%		11/15/14	1,000	982,500
TRW Automotive, Inc., Gtd. Notes, 144A(a)	Ba3	7.25%		03/15/17	1,500	1,346,250

						4,434,250

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Rating	Interest		Maturity	Amount	Value
CONVERTIBLE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Beverages — 0.4%
Constellation Brands, Inc., Gtd. Notes, 144A	Ba3	7.25%		05/15/17	$2,150	$1,988,750

Building & Construction — 0.1%
William Lyon Homes, Inc., Gtd. Notes	Caa2	10.75%		04/01/13	750	450,000

Building Materials — 0.2%
Interline Brands, Inc., Sr. Sub. Notes	B3	8.125%		06/15/14	1,000	990,000

Building Materials – Fixtures & Fittings — 0.1%
NTK Holdings, Inc., Zero Coupon (until 09/01/09), Sr. Disc. Notes(a)	Caa1	10.75	%(v)	03/01/14	1,200	702,000

Cable Television — 1.5%
CCH I Holdings LLC, Gtd. Notes(a)	Caa3	11.75%		05/15/14	2,875	1,818,437
CCH I Holdings LLC/CCH I Holdings Capital Corp., Sec’d. Notes(a)	Caa2	11.00%		10/01/15	4,600	3,749,000
General Cable Corp., Gtd. Notes(a)	B1	7.125%		04/01/17	1,000	980,000
Univision Communications, Inc., Gtd. Notes, PIK, 144A(a)	B3	9.75%		03/15/15	1,500	1,366,875

						7,914,312

Chemicals — 4.0%
Airgas, Inc., Gtd. Notes	Ba2	6.25%		07/15/14	1,600	1,528,000
Equistar Chemicals LP, Debs.	B3	7.55%		02/15/26	3,500	2,835,000
Hercules, Inc., Gtd. Notes	Ba3	6.75%		10/15/29	2,000	1,925,000
Huntsman LLC, Gtd. Notes	Ba3	11.50%		07/15/12	660	719,400
IMC Global, Inc., Notes(a)	Ba2	7.30%		01/15/28	1,800	1,782,000
Ineos Group Holdings, PLC., Gtd. Notes, 144A (United Kingdom)(a)	B3	8.50%		02/15/16	2,750	2,447,500
MacDermid, Inc., Sr. Sub. Notes, 144A(a)	Caa1	9.50%		04/15/17	1,500	1,410,000
Mosaic Co. (The), Sr. Notes, 144A	Ba1	7.625%		12/01/14	475	508,250
Nalco Co., Sr. Sub. Notes(a)	B3	8.875%		11/15/13	2,725	2,840,812
Nova Chemicals Corp., Sr. Unsec’d. Notes (Canada)(a)	Ba3	6.50%		01/15/12	2,375	2,226,563
Rockwood Specialties Group, Inc., Gtd. Notes(a)	B3	7.50%		11/15/14	2,500	2,475,000

						20,697,525

Clothing & Apparel — 0.3%
Levi Strauss & Co., Sr. Unsec’d. Notes	B2	8.875%		04/01/16	1,500	1,451,250

Commercial Services — 0.4%
FTI Consulting, Inc., Gtd. Notes	Ba2	7.75%		10/01/16	900	936,000
Rental Service Corp., Gtd. Notes	Caa1	9.50%		12/01/14	1,150	1,029,250

						1,965,250

Communication Equipment — 0.3%
NII Holdings, Inc., Sr. Unsec’d. Notes	NR	2.75%		08/15/25	1,250	1,523,438

Computer Services & Software — 0.3%
Serena Software, Inc., Gtd. Notes	Caa1	10.375%		03/15/16	1,500	1,477,500

Consumer Products & Services — 0.9%
Elizabeth Arden, Inc., Gtd. Notes(a)	B1	7.75%		01/15/14	4,250	4,165,000
Harry & David, Gtd. Notes	B3	9.00%		03/01/13	375	345,000

						4,510,000

Consumer Products – Non Durable — 0.1%
DEL Laboratories, Inc., Gtd. Notes	Caa2	8.00%		02/01/12	725	754,000

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS	(Unaudited)	Rate	Date	(000)#	(Note 2)

Diversified Capital Goods — 1.3%
Park-Ohio Industries, Inc., Gtd. Notes(a)	B3	8.375%	11/15/14	$2,000	$1,780,000
RBS Global, Inc. and Rexnord Corp., Gtd. Notes(a)	B3	9.50%	08/01/14	2,750	2,722,500
Sensus Metering Systems, Inc., Sr. Sub. Notes	B3	8.625%	12/15/13	2,000	1,955,000

					6,457,500

Diversified Financial Services — 0.3%
LVB Acquisition Merger Sub., Inc., Gtd. Notes, 144A	B3	10.00%	10/15/17	1,500	1,530,000

Electric – Generation — 2.1%
AES Corp. (The), Sr. Notes, 144A(a)	B1	8.00%	10/15/17	1,125	1,150,312
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375%	05/01/16	4,250	4,154,375
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	2,000	1,950,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	975	950,625
Reliant Energy, Inc., Gtd. Notes	B2	6.75%	12/15/14	1,450	1,453,625
Reliant Energy, Inc., Sr. Notes(a)	B3	7.875%	06/15/17	1,250	1,237,500

					10,896,437

Electric – Integrated — 2.2%
Duke Energy Corp., Sr. Unsec’d. Notes, Series B	A3	5.375%	01/01/09	1,500	1,510,197
Mirant Americas Generation LLC, Sr. Unsec’d. Notes(a)	B3	9.125%	05/01/31	3,000	2,805,000
Nevada Power Co., General Refinance Mortgage	Baa3	5.875%	01/15/15	1,700	1,689,450
PPL Energy Supply LLC, Sr. Unsec’d. Notes	Baa2	6.40%	11/01/11	500	511,844
PSEG Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	2,500	2,605,282
Virginia Electric & Power Co., Sr. Unsec’d. Notes	Baa1	4.50%	12/15/10	2,400	2,391,569

					11,513,342

Electronic Components & Equipment — 0.9%
Advanced Micro Devices, Inc., Sr. Notes(a)	B2	7.75%	11/01/12	2,000	1,740,000
Belden, Inc., Sr. Sub. Notes	Ba2	7.00%	03/15/17	1,350	1,316,250
NXP BV / NXP Funding LLC, Sec’d. Notes	Ba3	7.875%	10/15/14	1,500	1,425,000

					4,481,250

Energy — 0.3%
Key Energy Services, Inc., Sr. Notes, 144A	B1	8.375%	12/01/14	1,500	1,533,750

Energy – Exploration & Production — 2.6%
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	6.25%	01/15/18	2,500	2,400,000
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	7.00%	08/15/14	3,500	3,517,500
KCS Energy, Inc., Gtd. Notes	B3	7.125%	04/01/12	2,000	1,925,000
Kerr-McGee Corp., Sec’d. Notes	Baa3	6.95%	07/01/24	2,550	2,723,905
Mirant North America LLC, Gtd. Notes	B1	7.375%	12/31/13	1,750	1,754,375
Range Resources Corp., Sr. Sub. Notes	Ba3	7.375%	07/15/13	1,025	1,040,375

					13,361,155

Energy Exploration — 1.0%
Cimarex Energy Co., Gtd. Notes	B1	7.125%	05/01/17	3,000	2,947,500
Forest Oil Corp., Sr. Notes, 144A(a)	B1	7.25%	06/15/19	1,850	1,859,250
Quicksilver Resources, Inc., Gtd. Notes	B1	7.125%	04/01/16	500	491,250

					5,298,000

Environmental — 0.6%
Allied Waste North America, Sr. Notes(a)	B1	7.875%	04/15/13	3,000	3,067,500

Equipment Services — 0.1%
Neff Corp., Gtd. Notes(a)	Caa2	10.00%	06/01/15	850	463,250

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Food & Drug Retailers — 1.4%
Ingles Markets, Inc., Sr. Sub. Notes	B3	8.875%	12/01/11	$1,500	$1,522,500
Stater Brothers Holdings, Sr. Notes	B2	8.125%	06/15/12	3,000	2,962,500
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	B1	7.50%	11/15/14	2,500	2,562,500

					7,047,500

Food – Wholesale — 0.5%
Dole Food Co., Inc., Debs.(a)	Caa1	8.75%	07/15/13	3,000	2,760,000

Forestry/Paper — 1.4%
Abitibi-Consolidated, Inc., Unsub. Notes (Canada)	B3	8.55%	08/01/10	1,500	1,312,500
Buckeye Technologies, Inc., Sr. Sub. Notes	B3	8.00%	10/15/10	866	857,340
Graphic Packaging International Corp., Gtd. Notes(a)	B3	9.50%	08/15/13	1,375	1,357,813
JSG Funding PLC, Sr. Sub. Notes(a)	B2	7.75%	04/01/15	2,500	2,375,000
Smurfit-Stone Container Corp., Inc., Sr. Unsec’d. Notes(a)	B3	8.00%	03/15/17	1,000	966,250

					6,868,903

Gaming — 4.1%
Boyd Gaming Corp., Sr. Sub. Notes	B1	7.125%	02/01/16	2,000	1,890,000
Isle of Capri Casinos, Inc., Gtd. Notes(a)	B3	7.00%	03/01/14	5,000	4,100,000
Las Vegas Sands Corp., Gtd. Notes	Ba3	6.375%	02/15/15	3,500	3,290,000
MGM Mirage, Sr. Notes	Ba2	6.75%	09/01/12	2,000	1,947,500
Park Place Entertainment, Sr. Unsec’d. Notes	Baa3	7.50%	09/01/09	350	371,858
River Rock Entertainment Authority, Sec’d. Notes	B2	9.75%	11/01/11	2,005	2,095,225
Scientific Games Corp., Gtd. Notes	Ba3	6.25%	12/15/12	1,525	1,456,375
Seneca Gaming Corp., Sr. Notes	Ba2	7.25%	05/01/12	1,500	1,511,250
Snoqualmie Entertainment Authority, Sec’d. Notes, 144A(a)	B3	9.125%	02/01/15	1,300	1,254,500
Station Casinos, Inc., Sr. Sub. Notes	Caa1	6.50%	02/01/14	1,000	750,000
Turning Stone Resort Casino Enterprise, Sr. Notes, 144A	B1	9.125%	12/15/10	2,000	2,020,000
Turning Stone Resort Casino Enterprise, Sr. Notes, 144A	B1	9.125%	09/15/14	450	459,000

					21,145,708

Gas Distribution — 2.5%
Ferrellgas Escrow LP, Sr. Unsec’d. Notes	Ba3	6.75%	05/01/14	3,500	3,434,375
Inergy LP/Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	2,000	2,070,000
Markwest Energy Partners LP/Markwest Energy Finance Corp., Gtd. Notes	B2	6.875%	11/01/14	2,000	1,905,000
Pacific Energy Partners LP/Pacific Energy Finance Corp., Gtd. Notes	Baa3	6.25%	09/15/15	500	500,874
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21	2,750	3,049,062
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	Ba3	7.25%	02/01/17	1,625	1,673,750

					12,633,061

Health Services — 2.5%
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25%	12/15/12	1,000	950,000
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	6.125%	12/15/14	2,500	2,406,250
Hanger Orthopedic Group, Inc., Gtd. Notes	Caa1	10.25%	06/01/14	875	896,875
HCA, Inc., Sr. Unsec’d. Notes(a)	Caa1	6.375%	01/15/15	3,500	2,957,500
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	04/01/13	1,500	1,478,094
Vanguard Health Holdings Co. II LLC, Sr. Sub. Notes(a)	Caa1	9.00%	10/01/14	3,000	2,887,500
Varietal Distribution Merger Sub, Inc., Gtd. Notes, PIK, 144A	Caa1	10.25%	07/15/15	1,500	1,428,750

					13,004,969

Healthcare Products — 0.2%
Bausch & Lomb, Inc., Sr. Unsec’d. Notes, 144A(a)	Caa1	9.875%	11/01/15	1,050	1,065,750

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Rating	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Healthcare Services — 0.3%
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%		04/15/15	$1,500	$1,511,250

Hotels — 1.0%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%		06/01/11	1,200	1,251,000
Host Marriott LP, Gtd. Notes	Ba1	7.00%		08/15/12	4,000	4,000,000

						5,251,000

Insurance — 0.4%
HUB International Holdings, Inc., Sr. Notes, 144A	B3	9.00%		12/15/14	1,250	1,115,625
USI Holdings Corp, Sr. Notes, 144A	B3	8.744	%(c)	11/15/14	1,250	1,068,750

						2,184,375

Integrated Energy — 0.3%
VeraSun Energy Corp., Sr. Notes, 144A(a)	B3	9.375%		06/01/17	1,875	1,635,938

Leisure — 0.7%
Gaylord Entertainment Co., Gtd. Notes	B3	8.00%		11/15/13	3,500	3,482,500

Machinery — 0.8%
Baldor Electric Co., Gtd. Notes(a)	B3	8.625%		02/15/17	2,500	2,575,000
Gardner Denver, Inc., Gtd. Notes	B1	8.00%		05/01/13	1,600	1,616,000

						4,191,000

Media — 0.4%
Idearc, Inc., Gtd. Notes	B2	8.00%		11/15/16	2,000	1,835,000

Media – Broadcasting — 0.3%
Allbritton Communications Co., Sr. Sub. Notes(a)	B1	7.75%		12/15/12	1,500	1,485,000

Media – Cable — 1.6%
DirecTV Holdings LLC, Gtd. Notes	Ba3	6.375%		06/15/15	2,500	2,400,000
Echostar DBS Corp., Gtd. Notes(a)	Ba3	7.125%		02/01/16	2,200	2,244,000
LIN Television Corp., Gtd. Notes	B1	6.50%		05/15/13	1,000	941,250
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	B3	9.50%		01/15/13	3,000	2,786,250

						8,371,500

Media – Services — 0.3%
Affinion Group, Inc., Gtd. Notes	Caa1	11.50%		10/15/15	825	809,531
Interpublic Group of Cos., Inc., Unsec’d. Notes	Ba3	6.25%		11/15/14	1,040	884,000

						1,693,531

Medical Supplies & Equipment — 0.7%
Advanced Medical Optics, Inc., Gtd. Notes	B2	7.50%		05/01/17	1,350	1,242,000
United Surgical Partners International, Inc., Gtd. Notes(a)	Caa1	8.875%		05/01/17	2,250	2,221,875

						3,463,875

Metals & Mining — 1.5%
Freeport-McMoRan Copper & Gold, Sr. Unsec’d. Notes	Ba3	8.375%		04/01/17	3,750	4,021,875
Mueller Water Products, Inc., Gtd. Notes	B3	7.375%		06/01/17	2,000	1,787,500
Noranda Aluminium Acquisition Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.738%		05/15/15	2,200	1,848,000

						7,657,375

Metals/Mining Excluding Steel — 0.7%
Peabody Energy Corp., Gtd. Notes	Ba1	5.875%		04/15/16	3,250	3,055,000
Peabody Energy Corp., Gtd. Notes	Ba1	7.375%		11/01/16	500	512,500

						3,567,500

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Non-Food & Drug Retailers — 0.2%
Brookstone Co., Inc., Gtd. Notes(a)	Caa1	12.00%	10/15/12	$1,000	$937,500

Oil & Gas — 0.4%
Tesoro Corp., Gtd. Notes	Ba1	6.25%	11/01/12	1,775	1,775,000
Tesoro Corp., Gtd. Notes(a)	Ba1	6.50%	06/01/17	275	272,250

					2,047,250

Oil Field Equipment & Services — 1.5%
Complete Production Services, Inc., Gtd. Notes	B2	8.00%	12/15/16	1,150	1,112,625
Dresser-Rand Group, Inc., Gtd. Notes	B1	7.375%	11/01/14	1,601	1,596,998
Grant Prideco, Sr. Unsec’d. Notes	Ba1	6.125%	08/15/15	1,500	1,567,500
Hornbeck Offshore Services, Inc., Gtd. Notes(a)	Ba3	6.125%	12/01/14	1,680	1,596,000
Pride International, Inc., Sr. Unsec’d. Notes	Ba2	7.375%	07/15/14	1,600	1,644,000

					7,517,123

Packaging — 2.0%
Ball Corp., Gtd. Notes	Ba1	6.625%	03/15/18	1,500	1,488,750
Crown Cork & Seal Co., Inc., Debs.(a)	B2	7.375%	12/15/26	4,500	4,095,000
Owens Brockway Glass Containers, Inc., Gtd. Notes	Ba2	8.875%	02/15/09	2,198	2,206,242
Solo Cup Co., Gtd. Notes(a)	Caa2	8.50%	02/15/14	1,000	865,000
Vitro SAB de CV, Gtd. Notes	B2	9.125%	02/01/17	2,000	1,840,000

					10,494,992

Paper — 0.1%
Norske Skog Canada Ltd., Gtd. Notes (Canada)	B2	8.625%	06/15/11	650	539,500

Paper & Forest Products — 0.8%
AbitiBowater, Inc., Sr. Unsec’d. Notes	B3	9.50%	10/15/12	2,000	1,660,000
AbitiBowater, Inc., Unsec’d. Notes	B3	6.50%	06/15/13	1,250	918,750
Aleris International, Inc., Gtd. Notes	Caa1	10.00%	12/15/16	2,000	1,620,000

					4,198,750

Pharmaceuticals — 0.4%
Warner Chilcott Corp., Gtd. Notes	B3	8.75%	02/01/15	1,951	2,009,530

Printing & Publishing — 0.9%
R.H. Donnelley Corp., Sr. Notes(a)	B3	8.875%	01/15/16	2,750	2,571,250
R.H. Donnelley Corp., Sr. Notes, 144A(a)	B3	8.875%	10/15/17	1,000	925,000
R.H. Donnelley Corp., Sr. Unsec’d. Notes	B3	6.875%	01/15/13	1,250	1,118,750

					4,615,000

Restaurants — 0.7%
Denny’s Corp./Denny’s Holdings, Inc., Gtd. Notes(a)	B3	10.00%	10/01/12	2,200	2,114,750
Landry’s Restaurants, Inc., Gtd. Notes	B3	9.50%	12/15/14	1,500	1,485,000

					3,599,750

Retail & Merchandising — 0.2%
Rite Aid Corp., Gtd. Notes	Caa1	9.375%	12/15/15	1,000	830,000

Semiconductors — 0.5%
Freescale Semiconductor, Inc., Gtd. Notes(a)	B2	8.875%	12/15/14	3,000	2,677,500

Software Services — 0.8%
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	9.125%	08/15/13	3,200	3,256,000
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	10.25%	08/15/15	1,000	1,022,500

					4,278,500

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Rating	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Steel Producers/Products — 0.5%
Algoma Acquisition Corp., Sr. Unsec’d. Notes, 144A	Caa1	9.875%		06/15/15	$ 950	$779,000
Allegheny Ludlum Corp., Debs.(a)	Baa3	6.95%		12/15/25	1,850	1,896,250

						2,675,250

Support Services — 1.1%
Ashtead Capital, Inc., Sec’d. Notes, 144A(a)	B1	9.00%		08/15/16	1,175	1,039,875
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	Ba3	7.625%		05/15/14	2,500	2,387,500
United Rentals North America, Inc., Gtd. Notes	B3	7.75%		11/15/13	2,500	2,175,000

						5,602,375

Technology — 0.6%
Ceridian Corp., Sr. Unsec’d. Notes, 144A	Caa2	11.25%		11/15/15	1,025	950,688
First Data Corp., Gtd. Notes, 144A(a)	B3	9.875%		09/24/15	1,075	999,750
Vangent, Inc., Gtd. Notes	Caa1	9.625%		02/15/15	1,500	1,286,250

						3,236,688

Telecom – Integrated/Services — 2.2%
Cincinnati Bell, Inc., Gtd. Notes(a)	B2	8.375%		01/15/14	4,000	3,900,000
Qwest Capital Funding, Inc., Gtd. Notes(a)	B1	7.90%		08/15/10	3,500	3,535,000
Qwest Communications International, Inc., Gtd. Notes(a)	Ba3	7.25%		02/15/11	2,000	2,000,000
Syniverse Technologies, Inc., Gtd. Notes	B2	7.75%		08/15/13	1,750	1,688,750

						11,123,750

Telecom – Wireless — 1.2%
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.25%		01/15/13	1,000	1,005,000
Nextel Communications, Inc., Gtd. Notes(a)	Baa3	7.375%		08/01/15	5,000	4,923,095

						5,928,095

Telecommunications — 2.4%
Centennial Communications Corp., Sr. Notes(a)	Caa1	10.00%		01/01/13	1,150	1,196,000
Hellas II, Sub. Notes, 144A	Caa1	10.008	%(c)	01/15/15	1,275	1,201,687
Hughes Network Systems LLC/HNS Finance Corp., Gtd Notes	B1	9.50%		04/15/14	1,000	1,012,500
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa1	6.50%		11/01/13	1,000	727,500
iPCS, Inc., Sec’d. Notes, PIK	Caa1	8.161%		05/01/14	1,375	1,271,875
MasTec, Inc., Gtd. Notes	B1	7.625%		02/01/17	500	470,000
Nordic Telephone Co. Holdings, Sec’d. Notes, 144A(a)	B2	8.875%		05/01/16	2,500	2,562,500
Valor Telecommunications Enterprises Finance Corp., Gtd. Notes	Baa3	7.75%		02/15/15	750	791,856
Windstream Corp., Gtd. Notes	Ba3	7.00%		03/15/19	3,000	2,857,500

						12,091,418

Textile & Apparel — 0.3%
Quiksilver, Inc., Gtd. Notes	Ba3	6.875%		04/15/15	1,925	1,650,688

Transportation — 1.5%
Bristow Group, Inc., Gtd. Notes	Ba2	6.125%		06/15/13	3,475	3,336,000
Bristow Group, Inc., Sr. Notes, 144A	Ba2	7.50%		09/15/17	1,000	1,005,000
CHC Helicopter Corp., Gtd. Notes (Canada)	B1	7.375%		05/01/14	3,500	3,307,500

						7,648,500

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Utilities — 1.8%
Edison Mission Energy, Sr. Unsec’d. Notes(a)	B1	7.00%	05/15/17	$ 3,500	$3,438,750
Edison Mission Energy, Sr. Unsec’d. Notes(a)	B1	7.75%	06/15/16	4,000	4,120,000
Texas Competitive Electric Holdings Co., LLC, Gtd. Notes, 144A	B3	10.25%	11/01/15	1,800	1,782,000

					9,340,750

TOTAL CORPORATE OBLIGATIONS
(cost $367,247,410)					351,030,177

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.9%
Federal Home Loan Mortgage Corp.		6.00%	04/01/33	2,326	2,360,224
Federal National Mortgage Assoc.		6.00%	05/01/33-04/01/37	23,909	24,283,520
Federal National Mortgage Assoc.		6.50%	05/01/35-02/01/37	18,751	19,275,399

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(cost $45,400,666)					45,919,143

U.S. GOVERNMENT AGENCY OBLIGATION — 1.5%
Federal National Mortgage Assoc.
(cost $7,846,724)		6.625%	09/15/09	7,500	7,871,587

	Shares

PREFERRED STOCKS — 4.3%
Diversified Operations — 0.1%
Lehman Brothers Holdings, Inc., 9.35%, CVT.	25,000	668,250

Electric – Generation — 0.7%
PNM Resources, Inc., 6.75%, CVT	85,000	3,434,000

Electronics — 0.3%
NRG Energy, 5.75%, CVT	4,000	1,502,800

Financial Services — 0.5%
Morgan Stanley, 7.250%, CVT, 144A	14,000	987,140
Vale Capital Ltd., 5.50%, CVT	25,000	1,618,000

		2,605,140

Gas Distribution — 1.0%
Williams Cos., Inc., 5.50%, CVT	30,000	5,028,750

Insurance — 0.5%
MetLife, Inc., 6.375%, CVT	80,000	2,447,200

Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc., 6.75%, CVT	7,000	1,056,440

Oil & Gas — 0.6%
El Paso Corp., 4.99%, CVT	2,430	3,422,351

Pharmaceuticals — 0.3%
Mylan, Inc., 6.50%, CVT*	1,250	1,270,313

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

PREFERRED STOCKS (Continued)		Value
	Shares	(Note 2)

U.S. Government Agency Obligations — 0.1%

Federal National Mortgage Assoc., 8.25%	33,500	$862,625

TOTAL PREFERRED STOCKS
(cost $18,172,709)		22,297,869

TOTAL LONG-TERM INVESTMENTS
(cost $495,300,811)		497,014,280

SHORT-TERM INVESTMENT — 19.3%
AFFILIATED MONEY MARKET MUTUAL FUND

Dryden Core Investment Fund – Taxable Money Market Series (cost $99,247,756; includes $88,856,688 of cash collateral for securities on loan)(b)(w) (Note 4)	99,247,756	99,247,756

TOTAL INVESTMENTS — 116.1%
(cost $594,548,567; Note 6)		596,262,036
Liabilities in excess of other assets — (16.1)%		(82,762,278)

NET ASSETS — 100.0%		$513,499,758

The following abbreviations are used in portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $86,389,497; cash collateral of $88,856,688 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (17.3% represents investments purchased with collateral from securities on loan)	19.3%
U.S. Government Agency Mortgage-Backed Securities	8.9
Gaming	4.1
Chemicals	4.0
Gas Distribution	3.5
Pharmaceuticals	3.3
Electric – Generation	2.8
Aerospace/Defense	2.7
Energy – Exploration & Production	2.6
Telecom-Integrated/Services	2.6
Health Services	2.5
Support Services	2.4
Oil Field Equipment & Services	2.4
Telecommunications	2.4
Electric – Integrated	2.2
Metals & Mining	2.0
Packaging	2.0
Auto Loans	1.8
Automotive	1.8
Utilities	1.8
U.S. Government Agency Obligations	1.7
Media – Cable	1.6
Cable Television	1.5
Transportation	1.5
Food & Drug Retailers	1.4
Machinery	1.4
Metals/Mining Excluding Steel	1.4
Forestry/Paper	1.4
Diversified Capital Goods	1.3
Telecom – Wireless	1.2
Printing & Publishing	1.1
Energy Exploration	1.0
Hotels	1.0
Oil & Gas	1.0
Collateralized Mortgage Obligation	1.0
Automotive Parts & Equipment	0.9
Consumer Products & Services	0.9
Electronic Components & Equipment	0.9
Insurance	0.9
Energy	0.9
Integrated Energy	0.9
Beverages	0.8
Electronics	0.8
Paper & Forest Products	0.8
Software Services	0.8
Computers Services & Software	0.7
Leisure	0.7
Medical Supplies & Equipment	0.7
Restaurants	0.7
Environmental	0.6
Software	0.6
Technology	0.6
Agriculture	0.5
Apparel & Textile	0.5
SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Industry (cont’d.)

Food – Wholesale	0.5%
Media – Broadcasting	0.5
Semiconductors	0.5
Steel Producers/Products	0.5
Financial Services	0.5
Building & Construction	0.4
Commercial Services	0.4
Media	0.4
Clothing & Apparel	0.3
Communication Equipment	0.3
Diversified Financial Services	0.3
Healthcare Services	0.3
Internet Services	0.3
Media – Services	0.3
Textile & Apparel	0.3
Building Material	0.2
Financials	0.2
Healthcare Products	0.2
Non-Food & Drug Retailers	0.2
Retail & Merchandising	0.2
Building Materials – Fixtures & Fittings	0.1
Diversified Operations	0.1
Paper	0.1
Equipment Services	0.1
Consumer Products – Non Durable	0.1

116.1
Liabilities in excess of other assets	(16.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $86,389,497:
Unaffiliated investments (cost $495,300,811)	$497,014,280
Affiliated investments (cost $99,247,756)	99,247,756
Dividends and interest receivable	8,175,046
Receivable for fund share sold	25,731
Prepaid expenses	9,437

Total Assets	604,472,250

LIABILITIES:
Payable to broker for collateral for securities on loan	88,856,688
Payable for fund share repurchased	1,023,354
Payable to custodian	850,947
Advisory fees payable	156,842
Accrued expenses and other liabilities	80,721
Shareholder servicing fees payable	3,940

Total Liabilities	90,972,492

NET ASSETS	$513,499,758

Net assets were comprised of:
Paid-in capital	$465,332,803
Retained earnings	48,166,955

Net assets, December 31, 2007	$513,499,758

Net asset value and redemption price per share, $513,499,758/44,287,763 outstanding shares of beneficial interest	$11.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

IINVESTMENT INCOME
Unaffiliated interest	$35,525,206
Unaffiliated dividend income	1,347,642
Affiliated dividend income	713,266
Affiliated income from securities lending, net	356,737

37,942,851

EXPENSES
Advisory fees	4,586,891
Shareholder servicing fees and expenses	401,353
Custodian and accounting fees	98,000
Loan interest expense (Note 7)	63,545
Audit fee	23,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	16,000
Insurance expenses	12,000
Legal fees and expenses	8,000
Shareholders’ reports	4,000
Miscellaneous	9,681

Total expenses	5,241,470
Less: advisory fee waivers	(132,326)

Net expenses	5,109,144

NET INVESTMENT INCOME	32,833,707

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	13,963,452
Net change in unrealized appreciation (depreciation) on investments	(11,013,461)

NET GAIN ON INVESTMENTS	2,949,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,783,698

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$32,833,707	$32,744,864
Net realized gain on investment transactions	13,963,452	3,519,251
Net change in unrealized appreciation (depreciation) on investments	(11,013,461)	18,983,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,783,698	55,247,991

DISTRIBUTIONS	(34,962,495)	(37,158,942)

FUND SHARE TRANSACTIONS:
Fund share sold [16,161,862 and 12,242,213 shares, respectively]	196,721,031	135,670,611
Fund share issued in reinvestment of distributions [3,029,679 and 3,405,955 shares, respectively]	34,962,495	37,158,942
Fund share repurchased [25,882,975 and 23,650,901 shares, respectively]	(313,692,071)	(264,685,426)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(82,008,545)	(91,855,873)

TOTAL DECREASE IN NET ASSETS	(81,187,342)	(73,766,824)
NET ASSETS:
Beginning of year	594,687,100	668,453,924

End of year	$513,499,758	$594,687,100

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.1%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 6.6%
Boeing Co. (The)	464,081	$40,588,524
General Dynamics Corp.(a)	1,630,490	145,097,305
Lockheed Martin Corp.(a)	1,712,286	180,235,225

		365,921,054

Automobile Manufacturers — 1.8%
Toyota Motor Corp., ADR (Japan)(a)	956,352	101,535,892

Banks — 0.6%
Wells Fargo & Co.(a)	1,055,911	31,877,953

Beverages — 2.2%
Coca-Cola Co. (The)(a)	770,608	47,292,213
Heinekein NV, ADR (Netherlands)(a)	2,349,859	75,077,995

		122,370,208

Chemicals — 2.2%
Praxair, Inc.	1,393,159	123,587,135

Commercial Banks — 3.1%
Industrial & Commercial Bank of China (Class H Stock) (China)	245,249,000	174,101,974

Computer Hardware — 5.3%
Apple, Inc.*(a)	1,104,166	218,713,201
Hewlett-Packard Co.	1,471,392	74,275,868

		292,989,069

Entertainment & Leisure — 5.0%
Las Vegas Sands Corp.*(a)	1,375,409	141,735,898
Wynn Resorts Ltd.(a)	1,185,639	132,945,701

		274,681,599

Farming & Agriculture — 3.3%
Monsanto Co.	1,637,134	182,851,496

Financial Services — 9.8%
Goldman Sachs Group, Inc. (The)(a)	1,067,491	229,563,940
Lehman Brothers Holdings, Inc.(a)	1,936,414	126,718,932
MasterCard, Inc. (Class A Stock)(a)	746,100	160,560,720
Merrill Lynch & Co., Inc.	449,318	24,119,390

		540,962,982

Food & Staples Retailing — 1.0%
Tesco PLC (United Kingdom)	5,553,465	52,758,802

Healthcare Services — 4.7%
UnitedHealth Group, Inc.	4,515,063	262,776,667

Hotels & Motels — 2.2%
MGM Mirage*	1,475,125	123,940,002

Industrial Gases — 1.0%
Air Products & Chemicals, Inc.	543,569	53,612,210

Internet Services — 2.8%
Google, Inc. (Class A Stock)*(a)	223,131	154,290,624

Oil & Gas — 11.4%
Cameron International Corp.*(a)	722,390	34,768,631
Hess Corp.	533,197	53,778,249
Petroleo Brasileiro SA, ADR (Brazil)(a)	1,444,744	166,492,298
Schlumberger Ltd.(a)	1,896,540	186,562,640
Transocean, Inc.(a)	1,333,144	190,839,564

		632,441,382

Pharmaceuticals — 8.4%
Amylin Pharmaceuticals, Inc.*(a)	1,215,884	44,987,708
Genentech, Inc.*	2,338,640	156,852,585
Merck & Co., Inc.(a)	3,552,611	206,442,225
Schering-Plough Corp.	2,192,000	58,394,880

		466,677,398

Railroads — 2.3%
Union Pacific Corp.(a)	996,829	125,221,659

Restaurants — 6.8%
McDonald’s Corp.	2,738,916	272,165,202
Yum! Brands, Inc.	2,738,916	104,818,315

		376,983,517

Retail & Merchandising — 2.8%
CVS/Caremark Corp.(a)	1,884,717	74,917,501
Lowe’s Cos., Inc.	3,623,458	81,962,620

		156,880,121

Semiconductors — 2.2%
Intel Corp.(a)	4,503,963	120,075,654

Software — 3.4%
Microsoft Corp.	5,362,921	190,919,988

Telecommunications — 8.0%
America Movil SA de CV, ADR (Mexico)(a)	1,400,686	85,988,113
AT&T, Inc.	3,698,916	153,726,949
China Mobile Ltd. (Hong Kong)	9,350,000	162,825,597
QUALCOMM, Inc.	1,002,373	39,443,378

		441,984,037

Transportation — 0.2%
FedEx Corp.(a)	136,337	12,157,170

TOTAL LONG-TERM INVESTMENTS
(cost $4,110,962,089)		5,381,598,593

SHORT-TERM INVESTMENT — 15.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $848,077,169; includes $758,245,418 of cash collateral for securities on loan)(b)(w) (Note 4)	848,077,169	848,077,169

TOTAL INVESTMENTS(o) — 112.4%
(cost $4,959,039,258; Note 6)		6,229,675,762
Liabilities in excess of other assets — (12.4)%		(685,132,878)

NET ASSETS — 100.0%		$5,544,542,884

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The following abbreviation is used in portfolio description:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $732,560,430; cash collateral of $758,245,418 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 2 securities representing $336,927,571 and 6.08% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (13.7% represents investments purchased with collateral from securities on loan)	15.3%
Oil & Gas	11.4
Financial Services	9.8
Pharmaceuticals	8.4
Telecommunications	8.0
Restaurants	6.8
Aerospace	6.6
Computer Hardware	5.3
Entertainment & Leisure	5.0
Healthcare Services	4.7
Software	3.4
Farming & Agriculture	3.3
Commercial Banks	3.1
Retail & Merchandising	2.8
Internet Services	2.8
Railroads	2.3
Hotels & Motels	2.2
Chemicals	2.2
Beverages	2.2
Semiconductors	2.2
Automobile Manufacturers	1.8
Industrial Gases	1.0
Food & Staples Retailing	1.0
Banks	0.6
Transportation	0.2

112.4
Liabilities in excess of other assets	(12.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $732,560,430:
Unaffiliated investments (cost $4,110,962,089)	$5,381,598,593
Affiliated investments (cost $848,077,169)	848,077,169
Cash	9,127,165
Foreign currency, at value (cost $2,837,184)	2,838,354
Receivable for investments sold	55,790,914
Receivable for fund share sold	4,740,233
Dividends and interest receivable	3,771,462
Prepaid expenses	44,314

Total Assets	6,305,988,204

LIABILITIES:
Payable to broker for collateral for securities on loan	758,245,418
Advisory fees payable	2,124,466
Payable for fund share repurchased	942,147
Accrued expenses and other liabilities	90,531
Shareholder servicing fees payable	42,758

Total Liabilities	761,445,320

NET ASSETS	$5,544,542,884

Net assets were comprised of:
Paid-in capital	$4,073,073,720
Retained earnings	1,471,469,164

Net assets, December 31, 2007	$5,544,542,884

Net asset value and redemption price per share, $5,544,542,884/236,231,184 outstanding shares of beneficial interest	$23.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,645,799 foreign withholding tax)	$52,946,114
Affiliated dividend income	8,857,594
Affiliated income from securities lending, net	1,996,006
Unaffiliated interest	1,810,709

65,610,423

EXPENSES
Advisory fees	44,196,409
Shareholder servicing fees and expenses	3,437,498
Custodian and accounting fees	288,000
Trustees’ fees	56,000
Insurance expenses	55,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Legal fees and expenses	17,000
Shareholders’ reports	3,000
Miscellaneous	22,785

Total expenses	48,111,692

NET INVESTMENT INCOME	17,498,731

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	266,166,339
Foreign currency transactions	(24,620)

266,141,719

Net change in unrealized appreciation (depreciation) on:
Investments	394,345,678
Foreign currencies	1,170

394,346,848

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	660,488,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$677,987,298

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,498,731	$9,498,236
Net realized gain on investment and foreign currency transactions	266,141,719	144,320,839
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	394,346,848	106,259,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	677,987,298	260,078,458

DISTRIBUTIONS	(9,498,236)	(1,826,532)

FUND SHARE TRANSACTIONS:
Fund share sold [77,536,882 and 78,600,880 shares, respectively]	1,707,504,578	1,524,324,454
Fund share issued in reinvestment of distributions [402,809 and 92,156 shares, respectively]	9,498,236	1,826,532
Fund share repurchased [46,812,823 and 46,365,944 shares, respectively]	(1,035,196,014)	(886,281,507)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	681,806,800	639,869,479

TOTAL INCREASE IN NET ASSETS	1,350,295,862	898,121,405
NET ASSETS:
Beginning of year	4,194,247,022	3,296,125,617

End of year	$5,544,542,884	$4,194,247,022

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.9%
		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 0.2%
QBE Insurance Group Ltd.	13,333	$387,094

Austria — 1.1%
Erste Bank der Oesterreichischen Sparkassen AG	30,360	2,152,814

Bermuda — 0.6%
Accenture Ltd. (Class A Stock)(a)	30,480	1,098,194

Canada — 0.5%
Canadian National Railway Co.(a)	19,342	907,720

Czech Republic — 0.5%
Komercni Banka AS	3,827	919,813

France — 13.9%
Air Liquide	18,438	2,743,986
AXA SA	59,990	2,402,336
Credit Agricole SA	40,530	1,367,059
Gaz de France	20,180	1,180,169
Legrand SA	61,450	2,097,837
LVMH Moet Hennessy Louis Vuitton SA	34,870	4,215,173
Pernod Ricard SA	8,780	2,029,501
Schneider Electric SA	22,678	3,072,937
Suez SA	30,160	2,053,527
Total SA	41,450	3,444,016
Vivendi	35,970	1,650,275

		26,256,816

Germany — 8.8%
Bayer AG	31,720	2,899,910
Bayerische Motoren Werke AG	37,400	2,315,730
E.ON AG	13,100	2,788,469
Henkel KGaA	47,760	2,683,476
Linde AG	23,610	3,122,249
Merck KGaA	21,740	2,806,617

		16,616,451

Indonesia — 0.1%
PT Bank Central Asia Tbk	237,500	181,994

Italy — 1.0%
Assicurazioni Generali SpA	19,684	892,150
Intesa Sanpaolo SpA	117,270	927,571

		1,819,721

Japan — 10.0%
Aeon Credit Service Co. Ltd.	36,000	530,243
Asahi Glass Co. Ltd.	61,000	806,749
Bridgestone Corp.	48,100	849,207
Canon, Inc.	65,500	2,997,711
Fanuc Ltd.	9,300	901,617
Hirose Electric Co. Ltd.	6,800	780,369
Inpex Holdings, Inc.	159	1,725,558
Kao Corp.	136,000	4,088,561
Nomura Holdings, Inc.	89,000	1,491,182
Omron Corp.	36,500	859,335
Ricoh Co. Ltd.	40,000	730,254
Shin-Etsu Chemical Co. Ltd.	11,400	708,980
Tokyo Gas Co. Ltd.	151,000	705,371
Toyota Motor Corp.	29,200	1,555,154
Yamato Holdings Co. Ltd.	14,000	201,240

		18,931,531

Mexico — 0.2%
Grupo Modelo SAB de CV (Class C Stock)	83,800	399,179

Netherlands — 4.2%
Heineken NV	38,780	2,507,203
Royal Dutch Shell PLC (Class A Stock)	64,490	2,710,773
TNT NV	67,920	2,805,298

		8,023,274

Singapore — 0.8%
Singapore Telecommunications Ltd.	536,039	1,474,789

South Korea — 1.2%
Samsung Electronics Co. Ltd.	3,760	2,212,752

Spain
IBERDROLA SA	4	61

Switzerland — 11.7%
Actelion Ltd.*	8,768	403,104
Givaudan SA	2,590	2,495,862
Julius Baer Holding AG	15,427	1,275,420
Nestle SA	15,174	6,969,465
Roche Holding AG	25,270	4,365,863
Swiss Reinsurance	25,600	1,819,123
Synthes, Inc.	15,590	1,936,099
UBS AG	62,901	2,911,286

		22,176,222

Thailand — 0.4%
Bangkok Bank PCL	189,310	668,599

United Kingdom — 10.1%
Diageo PLC	161,505	3,472,120
GlaxoSmithKline PLC	133,700	3,403,979
Ladbrokes PLC	193,805	1,247,063
Reckitt Benckiser Group PLC	63,110	3,660,772
Smiths Group PLC	109,265	2,203,309
Tesco PLC	119,287	1,133,246
William Hill PLC	150,910	1,575,609
WPP Group PLC	191,250	2,463,149

		19,159,247

United States — 33.6%
3M Co.	35,010	2,952,043
Alberto Culver Co.	28,690	704,053
American Express Co.	65,750	3,420,315
Bank of New York Mellon Corp. (The)	78,680	3,836,437
Chevron Corp.	19,380	1,808,735
DST Systems, Inc.*(a)	10,080	832,104
Exxon Mobil Corp.	28,680	2,687,029
General Mills, Inc.	49,350	2,812,950
Genworth Financial, Inc. (Class A Stock)	40,520	1,031,234

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

United States (cont’d.)
Goldman Sachs Group, Inc. (The)	4,050	$870,953
Harley-Davidson, Inc.	41,690	1,947,340
Intel Corp.	70,620	1,882,729
Johnson & Johnson	73,620	4,910,454
Medtronic, Inc.	41,450	2,083,692
NIKE, Inc. (Class B Stock)	51,930	3,335,983
Omnicom Group, Inc.	22,040	1,047,561
Oracle Corp.*	103,850	2,344,933
PepsiCo, Inc.	33,190	2,519,121
Pitney Bowes, Inc.	14,270	542,831
Praxair, Inc.	21,410	1,899,281
Procter & Gamble Co.	33,548	2,463,094
Rockwell Automation, Inc.	29,100	2,006,736
Sally Beauty Holdings, Inc.*	42,150	381,458
Sigma Aldrich Corp.	15,910	868,686
State Street Corp.	40,630	3,299,156
Thermo Fisher Scientific, Inc.*	32,540	1,876,907
United Parcel Service, Inc. (Class B Stock)	35,150	2,485,808
Viacom, Inc. (Class B Stock)*	22,370	982,490
Wal-Mart Stores, Inc.	15,470	735,289
Walgreen Co.	41,330	1,573,846
Walt Disney Co. (The)	71,810	2,318,027
Zimmer Holdings, Inc.*	15,900	1,051,785

		63,513,060

TOTAL LONG-TERM INVESTMENTS
(cost $165,207,884)		186,899,331

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

SHORT-TERM INVESTMENTS — 2.5%
COMMERCIAL PAPER — 1.0%
Societe Generale NA(n) (cost $1,801,820)	01/02/08	P-1	$1,802	$1,801,820

3.60%			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 1.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $2,927,524; includes $2,926,533 of cash collateral for securities on loan)(b)(w) (Note 4)			2,927,524	2,927,524

TOTAL SHORT-TERM INVESTMENTS
(cost $4,729,344)				4,729,344

TOTAL INVESTMENTS(o) — 101.4%
(cost $169,937,228; Note 6)				191,628,675
Liabilities in excess of other assets(x) — (1.4)%				(2,709,697)

NET ASSETS — 100.0%				$188,918,978

The following abbreviation is used in portfolio descriptions:

JPY	Japanese Yen
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $2,796,642; cash collateral of $2,926,533 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December, 2007, 20 securities representing $23,856,758 and 12.6% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation on foward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional
Purchase		Amount	Value at Settlement	Current	Unrealized
Contracts		(000)	Date Payable	Value	Appreciation

Japanese Yen,
Expiring 01/07/08	JPY	7,318	$64,239	$65,507	$1,268
Expiring 01/08/08	JPY	9,325	82,504	83,468	964

			$146,743	$148,975	$2,232

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Financial – Bank & Trust	8.3%
Chemicals	7.9
Oil, Gas & Consumable Fuels	6.0
Pharmaceuticals	5.8
Consumer Products & Services	5.8
Food	5.8
Beverages	5.7
Diversified Manufacturing	4.5
Electronic Components & Equipment	3.6
Financial Services	3.5
Insurance	3.5
Entertainment & Leisure	3.0
Transportation	2.9
Healthcare-Products	2.6
Office Equipment	2.3
Semiconductors	2.2
Medical Supplies & Equipment	2.1
Automobile Manufacturers	2.0
Retail & Merchandising	2.0
Advertising	1.9
Telecommunications	1.7
Computer Services & Software	1.6
Conglomerates	1.6
Affiliated Money Market Mutual Fund (1.5% represents investments purchased with collateral from securities on loan)	1.5
Oil & Gas	1.5
Utilities	1.5
Household Products	1.4
Retail	1.2
Electric	1.1
Electronics	1.0
Commercial Paper	1.0
Diversified Financial Services	0.8
Entertainment	0.7
Commercial Services	0.6
Healthcare Equipment & Supplies	0.6
Broadcasting	0.5
Railroads	0.5
Automotive Parts	0.4
Building Materials	0.4
Electronic Equipment & Instruments	0.4

101.4
Liabilities in excess of other assets	(1.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $2,796,642:
Unaffiliated investments (cost $167,009,704)	$188,701,151
Affiliated investments (cost $2,927,524)	2,927,524
Cash	3,148
Tax reclaim receivable	392,582
Dividends and interest receivable	223,961
Other assets	17,224
Receivable for fund share sold	14,857
Prepaid expenses	3,468
Unrealized appreciation on foreign currency forward contracts	2,232

Total Assets	192,286,147

LIABILITIES:
Payable to broker for collateral for securities on loan	2,926,533
Payable for fund share repurchased	147,250
Payable for investments purchased	146,545
Advisory fees payable	79,390
Accrued expenses and other liabilities	65,997
Shareholder servicing fees payable	1,454

Total Liabilities	3,367,169

NET ASSETS	$188,918,978

Net assets were comprised of:
Paid-in capital	$133,751,363
Retained earnings	55,167,615

Net assets, December 31, 2007	$188,918,978

Net asset value and redemption price per share, $188,918,978/13,675,139 outstanding shares of beneficial interest	$13.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $329,460 foreign withholding tax)	$4,078,332
Unaffiliated interest	124,803
Affiliated income from securities lending, net	6,903
Affiliated dividend income	4,146

4,214,184

EXPENSES
Advisory fees	2,142,049
Custodian and accounting fees	185,000
Shareholder servicing fees and expenses	149,943
Loan interest expense (Note 7)	34,127
Audit fee	23,000
Transfer agent’s	18,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Insurance expenses	4,000
Shareholders’ reports	3,000
Miscellaneous	12,349

Total expenses	2,590,468
Less: advisory fee waivers	(28,677)

Net expenses	2,561,791

NET INVESTMENT INCOME	1,652,393

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	32,057,271
Foreign currency transactions	(22,965)

32,034,306

Net change in unrealized appreciation (depreciation) on:
Investments	(15,674,574)
Foreign currencies	27,684

(15,646,890)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	16,387,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,039,809

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,652,393	$4,227,470
Net realized gain on investment and foreign currency transactions	32,034,306	21,386,497
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(15,646,890)	14,266,527

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,039,809	39,880,494

DISTRIBUTIONS	(25,581,261)	(15,674,662)

FUND SHARE TRANSACTIONS:
Fund share sold [3,680,692 and 8,408,177 shares, respectively]	56,808,680	113,758,107
Fund share issued in reinvestment of distributions [1,864,523 and 1,237,147 shares, respectively]	25,581,261	15,674,662
Fund share repurchased [9,036,582 and 4,237,443 shares, respectively]	(136,534,430)	(55,691,550)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(54,144,489)	73,741,219

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,685,941)	97,947,051
NET ASSETS:
Beginning of year	250,604,919	152,657,868

End of year	$188,918,978	$250,604,919

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 95.6%
COMMON STOCKS		Value
	Shares	(Note 2)

Advertising — 0.7%
Omnicom Group, Inc.	62,300	$2,961,119

Aerospace & Defense — 2.5%
Boeing Co. (The)	43,600	3,813,256
General Dynamics Corp.	35,500	3,159,145
United Technologies Corp.	40,760	3,119,770

		10,092,171

Agricultural Operations — 0.8%
Archer-Daniels-Midland Co.	67,400	3,129,382

Apparel/Shoes — 0.5%
Phillips-Van Heusen Corp.	52,400	1,931,464

Basic Materials – Chemical — 0.1%
Agrium, Inc. (Canada)	6,800	491,028

Beverages — 2.3%
Coca-Cola Co.	41,600	2,552,992
Diageo PLC (United Kingdom)	127,100	2,732,463
PepsiCo, Inc.	52,320	3,971,088

		9,256,543

Biotechnology — 0.5%
Genentech, Inc.*	32,000	2,146,240

Building & Construction — 0.4%
Foster Wheeler Ltd.*	10,200	1,581,204

Business Services — 1.5%
Amdocs Ltd.*	139,810	4,819,251
Fidelity National Information Services, Inc.(a)	27,300	1,135,407

		5,954,658

Cable Television — 1.6%
Comcast Corp. (Class A Stock)*	134,200	2,450,492
Rogers Communications, Inc. (Class B Stock) (Canada)	92,300	4,176,575

		6,627,067

Chemicals — 2.0%
Mosaic Co. (The)*	28,700	2,707,558
Praxair, Inc.	61,300	5,437,923

		8,145,481

Commercial Services — 0.2%
Apollo Group, Inc. (Class A Stock)*(a)	13,900	975,085

Computer Hardware — 3.8%
Apple, Inc.*	30,220	5,985,978
Hewlett-Packard Co.	86,400	4,361,472
International Business Machines Corp.(a)	47,300	5,113,130

		15,460,580

Computer Services & Software — 4.4%
Activision, Inc.*(a)	112,000	3,326,400
EMC Corp.*	88,470	1,639,349
Nuance Communications, Inc.*	113,300	2,116,444
Research In Motion Ltd.*	28,200	3,197,880
Salesforce.com, Inc.*(a)	26,600	1,667,554
Satyam Computer Services Ltd., ADR (India)(a)	45,800	1,223,776
Ubisoft Entertainment (France)*	7,545	766,337
Western Union Co.	173,600	4,215,008

		18,152,748

Conglomerates — 1.8%
3M Co.	35,800	3,018,656
General Electric Co.	74,440	2,759,491
Honeywell International, Inc.	25,000	1,497,500

		7,275,647

Construction — 0.3%
Fluor Corp.	8,300	1,209,476

Consumer Products & Services — 2.4%
Avon Products, Inc.	131,500	5,198,195
Procter & Gamble Co.	60,300	4,427,226

		9,625,421

Cosmetics & Toiletries — 0.2%
Colgate-Palmolive Co.	12,800	997,888

Diversified Operations — 0.8%
ICAP PLC (United Kingdom)	221,000	3,196,045

Electronic Components & Equipment — 1.7%
Flextronics International Ltd.*	276,100	3,329,766
National Semiconductor Corp.	42,000	950,880
Tyco Electronics Ltd. (Bermuda)	68,400	2,539,692

		6,820,338

Entertainment & Leisure — 2.4%
International Game Technology Group, Inc.	31,900	1,401,367
Nintendo Co. Ltd. (Japan)	3,600	2,113,747
Royal Caribbean Cruises Ltd.(a)	144,000	6,111,360

		9,626,474

Farming & Agriculture — 0.5%
Monsanto Co.	18,600	2,077,434

Financial – Bank & Trust — 1.5%
State Street Corp.	73,200	5,943,840

Financial – Securities/Asset Management — 0.9%
Affiliated Managers Group, Inc.*(a)	32,000	3,758,720

Financial Services — 3.4%
American Express Co.	18,809	978,444
Bank of New York Mellon Corp. (The)	143,800	7,011,688
Deutsche Bank AG (Germany)	11,000	2,183,210
Lehman Brothers Holdings, Inc.(a)	37,900	2,480,176
UBS AG (Switzerland)(a)	29,000	1,334,000

		13,987,518

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Food — 2.2%
General Mills, Inc.	52,900	$3,015,300
Nestle SA (Switzerland)	9,677	4,444,676
Whole Foods Market, Inc.	34,200	1,395,360

		8,855,336

Healthcare Services — 1.8%
Affymetrix, Inc.*(a)	48,700	1,126,918
Laboratory Corp. of America Holdings*(a)	29,000	2,190,370
Millipore Corp.*	52,900	3,871,222

		7,188,510

Industrial Conglomerates — 0.5%
Siemens AG (Germany)	13,500	2,148,647

Industrial Products — 0.2%
Precision Castparts Corp.	7,300	1,012,510

Insurance — 2.0%
AFLAC, Inc.(a)	27,200	1,703,536
WellPoint, Inc.*	74,000	6,492,020

		8,195,556

Internet Services — 4.6%
Google, Inc. (Class A Stock)*	16,350	11,305,698
VeriSign, Inc.*(a)	163,900	6,164,279
Yahoo!, Inc.*(a)	56,300	1,309,538

		18,779,515

Machinery & Equipment — 2.2%
Bucyrus International, Inc. (Class A Stock)(a)	20,000	1,987,800
Cummins, Inc.	12,300	1,566,651
Thermo Fisher Scientific, Inc.*	92,400	5,329,632

		8,884,083

Media — 0.1%
McGraw-Hill Cos., Inc.	13,100	573,911

Medical Supplies & Equipment — 8.5%
Abbott Laboratories(a)	114,700	6,440,405
Bard (C.R.), Inc.(a)	36,900	3,498,120
Becton Dickinson & Co.	85,800	7,171,164
Genzyme Corp.*(a)	87,980	6,549,231
Medtronic, Inc.	123,190	6,192,761
St. Jude Medical, Inc.*	53,700	2,182,368
Synthes, Inc. (Switzerland)	19,300	2,396,838

		34,430,887

Miscellaneous Manufacturing — 1.5%
Danaher Corp.	70,400	6,176,896

Multimedia — 0.6%
News Corp. (Class A Stock)	118,500	2,428,065

Network/Hardware — 3.6%
Cisco Systems, Inc.*	297,660	8,057,656
Corning, Inc.	171,200	4,107,088
QUALCOMM, Inc.	62,460	2,457,801

		14,622,545

Oil & Gas — 7.5%
Apache Corp.	42,000	4,516,680
Halliburton Co.	32,900	1,247,239
Hess Corp.	63,500	6,404,610
Marathon Oil Corp.	17,000	1,034,620
Noble Corp. (Cayman Islands)(a)	79,400	4,486,894
Schlumberger Ltd.	64,200	6,315,354
Weatherford International Ltd.*	49,600	3,402,560
XTO Energy, Inc.	62,750	3,222,840

		30,630,797

Petroleum Exploration & Production — 0.5%
Ultra Petroleum Corp.*(a)	27,200	1,944,800

Pharmaceuticals — 4.2%
Allergan, Inc.	15,300	982,872
Elan Corp. PLC, ADR (United Kingdom)*(a)	74,000	1,626,520
Gilead Sciences, Inc.*	111,000	5,107,110
Merck & Co., Inc.	68,800	3,997,968
Roche Holding AG (Switzerland)	17,040	2,943,977
Schering-Plough Corp.	97,500	2,597,400

		17,255,847

Restaurants — 1.0%
Starbucks Corp.*	40,700	785,917
Yum! Brands, Inc.	80,500	3,080,735

		3,866,652

Retail & Merchandising — 5.3%
CVS Corp.	171,018	6,797,966
Kohl’s Corp.*	41,200	1,886,960
Lowe’s Cos., Inc.	48,500	1,097,070
NIKE, Inc. (Class B Stock)(a)	32,800	2,107,072
Nordstrom, Inc.(a)	76,200	2,798,826
Staples, Inc.(a)	259,800	5,993,586
Target Corp.	20,200	1,010,000

		21,691,480

Semiconductors — 2.6%
Intel Corp.	253,900	6,768,974
Intersil Corp. (Class A Stock)	41,000	1,003,680
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	290,902	2,897,384

		10,670,038

Software — 5.1%
Electronic Arts, Inc.*(a)	40,760	2,380,792
Microsoft Corp.	342,870	12,206,172
NAVTEQ Corp.*	13,300	1,005,480
Oracle Corp.*(a)	227,720	5,141,917

		20,734,361

Telecommunications — 3.1%
America Movil SA de CV (Class L Stock), ADR (Mexico)(a)	101,660	6,240,907
AT&T, Inc.	51,200	2,127,872
Nokia Oyj (Finland)	109,100	4,230,203

		12,598,982

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Transportation — 0.5%
Union Pacific Corp.	15,400	$1,934,548

Utilities — 0.8%
AES Corp. (The)*(a)	145,200	3,105,828

TOTAL LONG-TERM INVESTMENTS
(cost $367,266,922)		389,153,365

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

SHORT-TERM INVESTMENTS — 19.6%
COMMERCIAL PAPER — 5.1%
GE Capital(h)(cost $4,394,493; purchased 12/31/07)
4.15%	01/02/08	NR	$4,395	4,394,493
Goldman Sachs(h) (cost $16,407,177; purchased 12/31/07)
4.00%	01/02/08	NR	16,409	16,407,177

TOTAL COMMERCIAL PAPER
(cost $20,801,670)				20,801,670

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 14.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $58,710,774; includes $58,710,774 of cash collateral for securities on loan)(b)(w) (Note 4)	58,710,774	58,710,774

TOTAL SHORT-TERM INVESTMENTS
(cost $79,512,444)		79,512,444

TOTAL INVESTMENTS(o) — 115.2%
(cost $446,779,366; Note 6)		468,665,809
Liabilities in excess of other assets — (15.2)%		(61,739,036)

NET ASSETS — 100.0%		$406,926,773

The following abbreviations are used in portfolio descriptions:
ADR	American Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $56,481,405; cash collateral of $58,710,774 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)
Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities). At the end of the current reporting period, the aggregate cost of such securities was $20,801,670. The aggregate market value of $20,801,670 is approximately 5.1% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(o)	As of December 31, 2007, 1 security representing $2,113,747 and 0.5% of the total net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (14.4% represents investments purchased with collateral from securities on loan)	14.5%
Medical Supplies & Equipment	8.5
Oil & Gas	7.5
Retail & Merchandising	5.3
Commercial Paper	5.1
Software	5.1
Internet Services	4.6
Computer Services & Software	4.4
Pharmaceuticals	4.2
Computer Hardware	3.8
Network/Hardware	3.6
Financial Services	3.4
Telecommunications	3.1
Semiconductors	2.6
Aerospace & Defense	2.5
Entertainment & Leisure	2.4
Consumer Products & Services	2.4
Beverages	2.3
Machinery & Equipment	2.2
Food	2.2
Insurance	2.0
Chemicals	2.0
Conglomerates	1.8
Healthcare Services	1.8
Electronic Components & Equipment	1.7
Cable Television	1.6
Miscellaneous Manufacturing	1.5
Business Services	1.5
Financial – Bank & Trust	1.5
Restaurants	1.0
Financial – Securities/Asset Management	0.9
Diversified Operations	0.8
Agricultural Operations	0.8
Utilities	0.8
Advertising	0.7
Multimedia	0.6
Industrial Conglomerates	0.5
Biotechnology	0.5
Farming & Agriculture	0.5
Petroleum Exploration & Production	0.5
Transportation	0.5
Apparel/Shoes	0.5
Building & Construction	0.4
Construction	0.3
Industrial Products	0.2
Cosmetics & Toiletries	0.2
Commercial Services	0.2
Media	0.1
Basic Materials – Chemical	0.1

115.2
Liabilities in excess of other assets	(15.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST MFS GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $56,481,405:
Unaffiliated investments (cost $388,068,592)	$409,955,035
Affiliated investments (cost $58,710,774)	58,710,774
Cash	445
Receivable for investments sold	6,925,370
Dividends and interest receivable	270,125
Tax reclaim receivable	176,137
Prepaid expenses	8,358
Receivable for fund share sold	1,232

Total Assets	476,047,476

LIABILITIES:
Payable to broker for collateral for securities on loan	58,710,774
Payable for investments purchased	8,740,575
Payable for fund share repurchased	1,451,073
Advisory fees payable	164,603
Accrued expenses and other liabilities	50,537
Shareholder servicing fees payable	3,141

Total Liabilities	69,120,703

NET ASSETS	$406,926,773

Net assets were comprised of:
Paid-in capital	$660,621,920
Retained earnings	(253,695,147)

Net assets, December 31, 2007	$406,926,773

Net asset value and redemption price per share, $406,926,773/37,540,942 outstanding shares of beneficial interest	$10.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $123,054 foreign withholding tax)	$4,297,079
Unaffiliated interest	806,641
Affiliated income from securities lending, net	118,228
Affiliated dividend income	2,387

5,224,335

EXPENSES
Advisory fees	3,825,726
Shareholder servicing fees and expenses	297,556
Custodian and accounting fees	115,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	14,000
Insurance expenses	10,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	3,840
Shareholders’ reports	3,000
Miscellaneous	13,358

Total expenses	4,326,480

NET INVESTMENT INCOME	897,855

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	75,447,808
Foreign currency transactions	(24,102)

75,423,706

Net change in unrealized appreciation (depreciation) on:
Investments	(16,636,170)
Foreign currencies	12,664

(16,623,506)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	58,800,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,698,055

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$897,855	$123,441
Net realized gain on investment and foreign currency transactions	75,423,706	28,672,375
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,623,506)	14,085,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,698,055	42,881,791

DISTRIBUTIONS	(123,441)	—

FUND SHARE TRANSACTIONS:
Fund share sold [1,599,196 and 1,503,076 shares, respectively]	16,651,993	13,304,313
Fund share issued in reinvestment of distributions [11,494 and 0 shares, respectively]	123,441	—
Fund share repurchased [11,903,976 and 18,549,542 shares, respectively]	(119,867,821)	(163,119,661)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(103,092,387)	(149,815,348)

TOTAL DECREASE IN NET ASSETS	(43,517,773)	(106,933,557)
NET ASSETS:
Beginning of year	450,444,546	557,378,103

End of year	$406,926,773	$450,444,546

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.7%		Value
COMMON STOCKS	Shares	(Note 2)

Automotive Parts — 1.3%
BorgWarner, Inc.	57,400	$2,778,734

Banks — 1.1%
Northern Trust Corp.	32,500	2,488,850

Building Materials — 1.0%
Masco Corp.	105,600	2,282,016

Business Services — 1.5%
URS Corp.*	61,400	3,335,862

Chemicals — 2.8%
Eastman Chemical Co.	28,700	1,753,283
International Flavors & Fragrances, Inc.	68,200	3,282,466
Valspar Corp. (The)	47,400	1,068,396

		6,104,145
Clothing & Apparel — 1.7%
VF Corp.	52,700	3,618,382

Commercial Services — 0.6%
United Rentals, Inc.*	74,600	1,369,656

Computer Hardware — 2.6%
Affiliated Computer Services, Inc. (Class A Stock)*	31,900	1,438,690
CACI International, Inc. (Class A Stock)*	24,500	1,096,865
Cadence Design Systems, Inc.*(a)	191,900	3,264,219

		5,799,774

Computer Services & Software — 2.9%
Autodesk, Inc.*(a)	42,100	2,094,896
Computer Sciences Corp.*	63,887	3,160,490
Global Payments, Inc.	24,300	1,130,436

		6,385,822

Construction — 1.0%
D.R. Horton, Inc.(a)	117,200	1,543,524
Pulte Homes, Inc.(a)	64,900	684,046

		2,227,570

Consumer Products & Services — 0.6%
Scotts Miracle-Gro Co. (The) (Class A Stock)	36,500	1,365,830

Containers & Packaging — 1.9%
Sonoco Products Co.	127,500	4,166,700

Diversified — 1.9%
AptarGroup, Inc.(a)	104,300	4,266,913

Diversified Financial Services — 0.1%
Countrywide Financial Corp.(a)	24,900	222,606

Drugs & Healthcare — 1.2%
IMS Health, Inc.	111,800	2,575,872

Electronic Components — 3.7%
Flextronics International Ltd. (Singapore)*	406,400	4,901,184
Harman International Industries, Inc.	20,400	1,503,684
Integrys Energy Group, Inc.	33,300	1,721,277

		8,126,145

Entertainment & Leisure — 0.8%
Scientific Games Corp. (Class A Stock)*	52,800	1,755,600

Financial – Bank & Trust — 2.5%
Astoria Financial Corp.	70,400	1,638,208
Comerica, Inc.	87,900	3,826,287

		5,464,495

Financial Services — 3.0%
Eaton Vance Corp.(a)	64,700	2,938,027
Jefferies Group, Inc.(a)	67,700	1,560,485
Raymond James Financial, Inc.	63,600	2,077,176

		6,575,688

Food Products — 2.0%
Sara Lee Corp.	215,600	3,462,536
Smucker, (J.M.) Co. (The)	19,600	1,008,224

		4,470,760

Gas Utilities — 0.7%
Energen Corp.	22,400	1,438,752

Healthcare Equipment & Services — 1.7%
Express Scripts, Inc.*	51,200	3,737,600

Healthcare Providers & Services — 2.6%
Covance, Inc.*	44,600	3,863,252
Coventry Health Care, Inc.*	32,600	1,931,550

		5,794,802

Hotels, Restaurants & Leisure — 2.4%
International Game Technology	62,100	2,728,053
Yum! Brands, Inc.	64,400	2,464,588

		5,192,641

Insurance — 7.9%
CIGNA Corp.	24,600	1,321,758
Endurance Specialty Holdings Ltd. (Bermuda)	26,200	1,093,326
Genworth Financial, Inc. (Class A Stock)	85,700	2,181,065
Lincoln National Corp.	51,400	2,992,508
Nationwide Financial Services, Inc. (Class A Stock)	35,100	1,579,851
Protective Life Corp.	52,300	2,145,346
Reinsurance Group of America, Inc.	28,100	1,474,688
Safeco Corp.(a)	80,600	4,487,808

		17,276,350

Leisure Equipment & Products — 0.9%
Mattel, Inc.	100,900	1,921,136

Machinery — 2.4%
Cummins, Inc.	41,000	5,222,170

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Machinery & Equipment — 1.4%
Eaton Corp.	25,000	$2,423,750
Snap-on, Inc.(a)	11,400	549,936

		2,973,686

Manufacturing — 1.4%
Harsco Corp.(a)	48,100	3,081,767

Medical Supplies & Equipment — 3.7%
Bard (C.R.), Inc.(a)	19,000	1,801,200
Beckman Coulter, Inc.	87,700	6,384,560

		8,185,760
Multi-Utilities & Unregulated Power — 1.5%
SCANA Corp.	78,300	3,300,345

Oil, Gas & Consumable Fuels — 7.7%
Chesapeake Energy Corp.	54,900	2,152,080
Newfield Exploration Co.*	46,600	2,455,820
Noble Corp. (Cayman Islands)	40,700	2,299,957
Oneok, Inc.	34,200	1,531,134
Pioneer Natural Resources Co.	41,000	2,002,440
Questar Corp.	58,300	3,154,030
XTO Energy, Inc.	63,750	3,274,200

		16,869,661

Pharmaceuticals — 1.0%
Barr Pharmaceuticals, Inc.*(a)	41,300	2,193,030

Printing & Publishing — 2.0%
Donnelley, (R.R.) & Sons Co.	114,300	4,313,682

Railroads — 1.0%
Union Pacific Corp.	17,700	2,223,474

Real Estate — 0.5%
East West Bancorp, Inc.(a)	43,700	1,058,851

Real Estate Investment Trusts — 4.8%
Apartment Investment & Management Co. (Class A Stock)(a)	52,500	1,823,325
Boston Properties, Inc.(a)	23,600	2,166,716
Duke Realty Corp.(a)	127,500	3,325,200
Simon Property Group, Inc.(a)	21,100	1,832,746
SL Green Realty Corp.(a)	15,400	1,439,284

		10,587,271

Restaurants — 2.7%
Brinker International, Inc.	45,700	893,892
Darden Restaurants, Inc.	184,500	5,112,495

		6,006,387

Retail & Merchandising — 2.9%
Family Dollar Stores, Inc.(a)	118,400	2,276,832
Ruddick Corp.	68,500	2,374,895
TJX Cos., Inc.	60,000	1,723,800

		6,375,527

Semiconductors — 1.7%
International Rectifier Corp.*	49,100	1,667,927
Microchip Technology, Inc.(a)	66,900	2,101,998

		3,769,925

Specialty Retail — 0.5%
CarMax, Inc.*(a)	58,900	1,163,275

Technology Software — 0.5%
MoneyGram International, Inc.(a)	73,800	1,134,306

Telecommunication Services — 1.4%
Harris Corp.	47,600	2,983,568

Telecommunications — 3.3%
American Tower Corp. (Class A Stock)*	85,600	3,646,560
Comtech Telecommunications Corp.*	21,000	1,134,210
Corning, Inc.	100,800	2,418,192

		7,198,962

Transportation — 3.3%
CSX Corp.	49,800	2,190,204
GATX Corp.	46,300	1,698,284
Werner Enterprises, Inc.(a)	190,500	3,244,215

		7,132,703

Utilities — 3.6%
Consol Energy, Inc.	15,000	1,072,800
Idacorp, Inc.(a)	90,900	3,201,498
Pinnacle West Capital Corp.	83,800	3,553,958

		7,828,256

TOTAL LONG-TERM INVESTMENTS
(cost $208,198,191)		214,345,307
SHORT-TERM INVESTMENT — 21.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $47,872,961; includes $40,234,695 of cash collateral for securities on loan)(b)(w) (Note 4)	47,872,961	47,872,961

TOTAL INVESTMENTS — 119.5%
(cost $256,071,152; Note 6)		262,218,268
Liabilities in excess of other assets — (19.5)%		(42,768,388)

NET ASSETS — 100.0%		$219,449,880

*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $38,487,474; cash collateral of $40,234,695 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (18.3% represents investments purchased with collateral from securities on loan)	21.8%
Insurance	7.9
Oil, Gas & Consumable Fuels	7.7
Real Estate Investment Trusts	4.8
Medical Supplies & Equipment	3.7
Electronic Components	3.7
Utilities	3.6
Telecommunications	3.3
Transportation	3.3
Financial Services	3.0
Computer Services & Software	2.9
Retail & Merchandising	2.9
Chemicals	2.8
Restaurants	2.7
Computer Hardware	2.6
Healthcare Providers & Services	2.6
Financial – Bank & Trust	2.5
Machinery	2.4
Hotels, Restaurants & Leisure	2.4
Food Products	2.0
Printing & Publishing	2.0
Diversified	1.9
Containers & Packaging	1.9
Semiconductors	1.7
Healthcare Equipment & Services	1.7
Clothing & Apparel	1.7
Business Services	1.5
Multi-Utilities & Unregulated Power	1.5
Manufacturing	1.4
Telecommunication Services	1.4
Machinery & Equipment	1.4
Automotive Parts	1.3
Drugs & Healthcare	1.2
Banks	1.1
Building Materials	1.0
Construction	1.0
Railroads	1.0
Pharmaceuticals	1.0
Leisure Equipment & Products	0.9
Entertainment & Leisure	0.8
Gas Utilities	0.7
Commercial Services	0.6
Consumer Products & Services	0.6
Specialty Retail	0.5
Technology Software	0.5
Real Estate	0.5
Diversified Financial Services	0.1

119.5
Liabilities in excess of other assets	(19.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $38,487,474:
Unaffiliated investments (cost $208,198,191)	$214,345,307
Affiliated investments (cost $47,872,961)	47,872,961
Dividends and interest receivable	570,093
Receivable for investments sold	286,453
Receivable for fund share sold	180,075
Prepaid expenses	2,705
Tax reclaim receivable	2,548

Total Assets	263,260,142

LIABILITIES:
Payable to broker for collateral for securities on loan	40,234,695
Payable for investments purchased	2,130,892
Payable to custodian	1,270,551
Advisory fees payable	102,513
Accrued expenses and other liabilities	41,037
Payable for fund share repurchased	28,891
Shareholder servicing fees payable	1,683

Total Liabilities	43,810,262

NET ASSETS	$219,449,880

Net assets were comprised of:
Paid-in capital	$203,721,320
Retained earnings	15,728,560

Net assets, December 31, 2007	$219,449,880

Net asset value and redemption price per share, $219,449,880/18,198,082 outstanding shares of beneficial interest	$12.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$3,627,345
Affiliated dividend income	501,606
Affiliated income from securities lending, net	96,193

4,225,144

EXPENSES
Advisory fees	2,016,301
Shareholder servicing fees and expenses	148,569
Custodian and accounting fees	75,000
Audit fee	20,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	10,000
Legal fees and expenses	8,000
Shareholders’ reports	3,000
Insurance expenses	3,000
Miscellaneous	11,217

Total expenses	2,314,087

NET INVESTMENT INCOME	1,911,057

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	7,801,992

Net change in unrealized appreciation (depreciation) on:
Investments	(6,237,423)
Foreign currencies	107

(6,237,316)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	1,564,676

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,475,733

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,911,057	$763,676
Net realized gain on investment transactions	7,801,992	5,780,188
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,237,316)	12,907,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,475,733	19,451,297

DISTRIBUTIONS	(6,542,055)	(25,693,154)

FUND SHARE TRANSACTIONS:
Fund share sold [10,461,128 and 1,807,342 shares, respectively]	132,242,478	21,181,417
Fund share issued in reinvestment of distributions [541,561 and 2,263,714 shares, respectively]	6,542,055	25,693,154
Fund share repurchased [5,320,246 and 4,327,318 shares, respectively]	(67,752,370)	(50,443,517)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	71,032,163	(3,568,946)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,965,841	(9,810,803)
NET ASSETS:
Beginning of year	151,484,039	161,294,842

End of year	$219,449,880	$151,484,039

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
	(Unaudited)	Rate		Date	(000)#	(Note 2)

COMMERCIAL PAPER(n) — 40.9%
Barclays U.S. Funding Corp.	P-1	4.76%		02/29/08	$30,000	$29,765,967
Citigroup Funding Corp., Inc.	P-1	5.46%		02/06/08	9,000	8,950,860
Consolidated Edison, Inc., 144A	P-1	5.72%		01/10/08	58,000	57,917,060
Falcon Asset Securitization Corp., 144A	P-1	5.50%		01/22/08	7,500	7,475,937
Falcon Asset Securitization Corp., 144A	P-1	5.50%		01/25/08	20,000	19,926,667
General Electric Capital Corp.	P-1	4.56%		03/24/08	98,000	96,969,693
ING America Insurance Holdings	P-1	4.80%		03/11/08	25,000	24,766,667
ING America Insurance Holdings	P-1	4.96%		01/22/08	20,000	19,942,133
National Australia Funding Corp., 144A	P-1	4.67%		01/11/08	90,000	89,883,250
Old Line Funding Corp., 144A	P-1	5.90%		01/10/08	30,514	30,468,992
Old Line Funding Corp., 144A	P-1	6.10%		01/11/08	2,000	1,996,611
Prudential PLC, 144A	P-1	5.10%		02/11/08	21,500	21,375,121
Prudential PLC, 144A	P-1	5.145%		01/31/08	12,000	11,948,550
Prudential PLC, 144A	P-1	5.15%		01/28/08	10,000	9,961,375
San Paolo IMI U.S. Financial Co.	P-1	5.13%		01/31/08	20,000	19,914,500
Societe Generale NA	P-1	5.085%		01/15/08	44,000	43,912,990
Swedbank Mortgage AB	P-1	5.135%		02/21/08	30,000	29,781,762
Swedbank Mortgage AB	P-1	5.135%		02/22/08	30,000	29,777,483
Swedbank Mortgage AB	P-1	5.155%		01/15/08	25,000	24,949,882
Swiss Re Financial Products, 144A	P-1	5.20%		01/25/08	8,000	7,972,267
Toyota Motor Credit Corp.	P-1	4.77%		02/22/08	95,000	94,345,450
Tulip Funding Corp., 144A	P-1	5.60%		01/25/08	12,000	11,955,200
Tulip Funding Corp., 144A	P-1	5.88%		01/10/08	50,000	49,926,500
UBS Finance Delaware, Inc.	P-1	5.32%		03/13/08	47,800	47,291,408
Westpac Banking Corp., 144A	P-1	4.68%		05/02/08	14,878	14,642,035

						805,818,360

CERTIFICATES OF DEPOSIT — 16.4%
American Express Credit Corp.,	P-1	5.086%		02/22/08	10,000	10,000,000
Bank of Scotland PLC	P-1	5.30%		01/14/08	10,000	10,000,029
Barclays Bank PLC	P-1	5.16%		02/19/08	40,000	40,000,000
Citibank NA	P-1	4.81%		01/25/08	78,000	78,000,000
Regions Bank	P-1	4.85%		02/20/08	58,000	58,000,000
Royal Bank of Scotland	P-1	5.17%		02/11/08	77,000	77,000,000
Unicredito Italiano New York	P-1	5.01%		02/01/08	25,000	25,000,000
Unicredito Italiano New York	P-1	5.19%		02/19/08	25,000	25,000,000

						323,000,029

CORPORATE OBLIGATIONS — 38.1%
American Express Credit Corp., MTN, Sr. Unsec’d. Notes	Aa3	5.346	%(c)	03/05/08	17,800	17,801,815
American General Finance Corp., Sr. Unsub. Notes, 144A	A1	5.08%		08/14/08	5,000	5,000,000
Bank of America	Aa1	5.00%		02/29/08	23,400	23,406,869
Bank of America	Aaa	5.29%		05/22/08	50,000	50,000,000
Banco Espanol de Credito SA, Sr. Unsub., 144A (Spain)	Aa2	5.199%		08/11/08	50,000	50,000,000
Caja Madrid, Sr. Unsec’d. Notes, 144A (Spain)	Aa1	5.349%		08/12/08	24,000	24,000,000
Caterpillar Financial Services, Notes	A2	5.213	%(c)	11/07/08	12,000	12,000,000
DNB NOR Bank ASA, Notes, 144A	Aa1	4.865%		08/22/08	50,000	50,000,000
Goldman Sachs Group, Inc. (The), Bonds	Aa3	4.924%		12/23/08	6,850	6,805,799
Goldman Sachs Group, Inc., Notes, MTN	Aa3	5.111	%(c)	07/29/08	15,000	14,977,381
Goldman Sachs Group, Inc.	Aa3	5.23%		01/28/08	50,000	50,000,000
HSBC Financial Corp., Notes	Aa3	5.262	%(c)	09/06/08	60,000	60,000,000
HSBC USA, Inc., Sr. Unsec’d. Notes	Aa3	5.037%		08/14/08	500	500,000
Irish Life & Permanent PLC, Sr. Unsec’d. Notes, MTN, 144A (Ireland)	Aa3	4.982%		08/20/08	2,000	2,000,000
John Deere Capital Corp., Sr. Unsec’d. Notes	A2	5.037%		09/25/08	15,000	14,993,105
JPMorgan Chase & Co., Sr. Notes	Aa2	5.154	%(c)	01/25/08	25,000	24,996,186
JPMorgan Chase & Co., Sr. Notes, MTN	NR	5.218	%(c)	08/11/08	47,000	47,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

JPMorgan Chase & Co., Notes	Aa2	5.215%		09/02/08	$35,000	$35,000,000
Kommunalkredit Austria AG, Notes, 144A (Austria)	Aa2	4.916%		08/22/08	11,000	11,000,000
Merrill Lynch & Co., Inc., Notes, MTN	Aa3	5.168%		08/14/08	500	500,044
Merrill Lynch & Co., Inc., Notes, MTN	A1	5.191	%(c)	10/23/08	20,000	19,960,835
Metropolitan Life Insurance Co. (g)	Aa2	5.285	%(c)	04/01/08	42,000	42,000,000
Morgan Stanley, Sr. Notes, MTN	Aa3	5.334	%(c)	01/18/08	27,000	27,001,816
Nationwide Building Society, Sr. Notes, 144A(c)	Aa2	4.923%		07/28/08	72,000	72,012,341
Nationwide Building Society, Notes, (United Kingdom) 144A	Aa2	5.30	%(c)	10/06/08	5,000	5,000,000
Nordea Bank AB, Unsec’d., 144A	Aa1	5.232%		09/08/08	40,000	40,000,000
Wells Fargo & Co., Sr. Notes, MTN	Aa1	5.285	%(c)	01/02/08	18,000	18,000,000
Wells Fargo & Co., Notes, MTN	Aa1	5.186%		03/10/08	10,000	9,998,978
Wells Fargo Co., Sr. Unsec’d. Notes	Aa1	5.293%		03/10/08	17,050	17,048,726

						751,003,895

REPURCHASE AGREEMENT — 2.4%
Greenwich Capital Markets, Inc. 4.75%, dated 12/31/07, due 1/02/08 in the amount of $46,853,361 (cost $46,841,000; the value of collateral plus accrued interest was $47,781,223)(m)					46,841	46,841,000

U.S. GOVERNMENT AGENCY OBLIGATION — 1.0%
Federal Home Loan Bank
(cost $19,875,778)		4.30%		02/22/08	20,000	19,875,778

TOTAL INVESTMENTS — 98.8%
(cost $1,946,539,062; Note 6) †						1,946,539,062
Other assets in excess of liabilities — 1.2%						22,656,243

NET ASSETS — 100.0%						$1,969,195,305

The following abbreviation is used in the portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c)	Indicates a variable rate security.
(g)	Indicates a security that has been deemed illiquid.
(m)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.
(n)	Rates shown are the effective yields at purchase date.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as December 31, 2007 were as follows:

Commercial Paper	40.9%
Corporate Obligations	29.7
Certificates Of Deposit	24.8
Repurchase Agreement	2.4
U.S. Government Agency Obligation	1.0

98.8
Other assets in excess of liabilities	1.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,946,539,062)	$1,946,539,062
Receivable for fund share sold	14,641,139
Dividends and interest receivable	8,522,854
Prepaid expenses	37,633

Total Assets	1,969,740,688

LIABILITIES:
Advisory fees payable	162,249
Payable for fund share repurchased	147,674
Payable to custodian	118,531
Accrued expenses and other liabilities	101,993
Shareholder servicing fees payable	14,936

Total Liabilities	545,383

NET ASSETS	$1,969,195,305

Net assets were comprised of:
Paid-in capital	$1,969,388,513
Retained earnings	(193,208)

Net assets, December 31, 2007	$1,969,195,305

Net asset value and redemption price per share, $1,969,195,305/1,969,410,965 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$108,331,534

EXPENSES
Advisory fees	10,115,922
Shareholder servicing fees and expenses	1,416,804
Custodian and accounting fees	253,000
Insurance expenses	32,000
Trustees’ fees	22,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Legal fees and expenses	10,000
Shareholders’ reports	3,000
Miscellaneous	5,598

Total expenses	11,892,324
Less: advisory fee waiver	(557,570)

Net expenses	11,334,754

NET INVESTMENT INCOME	96,996,780

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	46,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,043,269

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$96,996,780	$90,027,492
Net realized gain (loss) on investment transactions	46,489	(70,810)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	97,043,269	89,956,682

DISTRIBUTIONS	(96,930,879)	(90,022,359)

FUND SHARE TRANSACTIONS:
Fund share sold [4,553,796,101 and 4,340,249,946 shares, respectively]	4,553,796,100	4,340,240,665
Fund share issued in reinvestment of distributions [96,918,494 and 90,013,079 shares, respectively]	96,930,879	90,022,359
Fund share repurchased [4,373,727,896 and 4,377,741,560 shares, respectively]	(4,373,740,279)	(4,377,741,560)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	276,986,700	52,521,464

TOTAL INCREASE IN NET ASSETS	277,099,090	52,455,787
NET ASSETS:
Beginning of year	1,692,096,215	1,639,640,428

End of year	$1,969,195,305	$1,692,096,215

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 94.7%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 2.1%
Focus Media Holding Ltd., ADR (Cayman Islands)*(a)	170,000	$9,657,700
Lamar Advertising Co. (Class A Stock)(a)	170,000	8,171,900

		17,829,600

Aerospace — 4.6%
AerCap Holdings NV (Netherlands)*	342,500	7,147,975
BE Aerospace, Inc.*(a)	261,200	13,817,480
CAE, Inc. (Canada)	670,000	8,957,900
Rockwell Collins, Inc.	139,400	10,032,618

		39,955,973

Banks — 0.7%
Northern Trust Corp.(a)	80,000	6,126,400

Beverages — 0.9%
Hansen Natural Corp.*(a)	170,000	7,529,300

Biotechnology — 0.8%
Applera Corp. - Celera Genomics Group*	145,000	2,301,150
Celgene Corp.*	100,000	4,621,000

		6,922,150

Broadcasting — 1.0%
Liberty Global, Inc. (Class A Stock)*(a)	220,000	8,621,800

Business Services — 2.7%
Iron Mountain, Inc.*(a)	260,000	9,625,200
MasterCard, Inc. (Class A Stock)	52,500	11,298,000
Total System Services, Inc.	80,000	2,240,000

		23,163,200

Capital Markets — 0.9%
Lazard Ltd. (Class A Stock) (Bermuda)(a)	200,000	8,136,000

Chemicals — 2.4%
Airgas, Inc.	189,500	9,874,845
Ecolab, Inc.(a)	217,500	11,138,175

		21,013,020

Clothing & Apparel — 0.8%
Coach, Inc.*	217,500	6,651,150

Commercial Services — 1.9%
Corrections Corp. of America*	295,000	8,705,450
Pharmaceutical Product Development, Inc.	190,000	7,670,300

		16,375,750

Computer Hardware — 2.2%
Cognizant Technology Solutions Corp. (Class A Stock)*(a)	428,000	14,526,320
Sigma Designs, Inc.*(a)	80,000	4,416,000

		18,942,320

Computer Services & Software — 5.9%
Activision, Inc.*(a)	505,000	14,998,500
Autodesk, Inc.*(a)	168,300	8,374,608
Cerner Corp.*(a)	175,000	9,870,000
Equinix, Inc.*(a)	41,500	4,194,405
IHS, Inc. (Class A Stock)*(a)	130,000	7,872,800
Microsemi Corp.*(a)	180,000	3,985,200
Omniture, Inc.*	68,500	2,280,365

		51,575,878

Computer Software — 0.5%
Intuit, Inc.*	150,000	4,741,500

Construction — 0.5%
Shaw Group, Inc. (The)*	77,500	4,684,100

Consumer Products & Services — 1.7%
Alibaba.com Ltd. (China)*	396,700	1,406,720
Bare Escentuals, Inc.*(a)	205,000	4,971,250
Chattem, Inc.*(a)	115,000	8,687,100

		15,065,070

Diversified — 0.7%
Roper Industries, Inc.(a)	100,000	6,254,000

Diversified Financial Services — 1.1%
GFI Group, Inc.*(a)	97,500	9,332,700

Education — 2.1%
DeVry, Inc.(a)	200,000	10,392,000
Strayer Education, Inc.	46,000	7,846,680

		18,238,680

Electronic Components — 2.6%
AMETEK, Inc.	50,000	2,342,000
Dolby Laboratories, Inc. (Class A Stock)*	112,500	5,593,500
Energizer Holdings, Inc.*(a)	55,000	6,167,150
Trimble Navigation Ltd.*	272,500	8,240,400

		22,343,050

Electronic Components & Equipment — 0.4%
GSI Commerce, Inc.*(a)	185,000	3,607,500

Engineering/R&D Services — 1.3%
Fluor Corp.	80,000	11,657,600

Entertainment & Leisure — 4.7%
Gaylord Entertainment Co.*(a)	140,000	5,665,800
Melco PBL Entertainment (Macau) Ltd., ADR (Hong Kong)*(a)	400,000	4,624,000
Penn National Gaming, Inc.*	175,000	10,421,250
Scientific Games Corp. (Class A Stock)*(a)	285,000	9,476,250
WMS Industries, Inc.*(a)	293,500	10,753,840

		40,941,140

Financial – Bank & Trust — 1.2%
Intercontinental Exchange, Inc.*(a)	55,000	10,587,500

Financial Services — 2.4%
AllianceBernstein Holding LP	50,000	3,762,500
CME Group, Inc.	21,500	14,749,000

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Financial Services (cont’d.)
Huron Consulting Group, Inc.*	26,500	$2,136,695

		20,648,195

Food — 0.3%
Ralcorp Holdings, Inc.*(a)	45,000	2,735,550

Healthcare Providers & Services — 1.0%
Express Scripts, Inc.*	122,500	8,942,500

Healthcare Services — 1.8%
AMAG Pharmaceuticals, Inc.*	60,000	3,607,800
Psychiatric Solutions, Inc.*(a)	120,200	3,906,500
VCA Antech, Inc.*	184,100	8,142,743

		15,657,043

Healthcare-Products — 0.8%
Inverness Medical Innovations, Inc.*(a)	126,000	7,078,680

Hotels, Restaurants & Leisure — 1.6%
International Game Technology	70,000	3,075,100
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)(a)	129,500	7,448,840
Vail Resorts, Inc.*(a)	70,000	3,766,700

		14,290,640

Industrial Products — 2.7%
Fastenal Co.(a)	130,000	5,254,600
Precision Castparts Corp.	132,000	18,308,400

		23,563,000

Internet Services — 1.9%
F5 Networks, Inc.*(a)	157,500	4,491,900
IAC/InterActive Corp.*(a)	204,000	5,491,680
Juniper Networks, Inc.*	200,000	6,640,000

		16,623,580

Machinery & Equipment — 0.4%
Terex Corp.*	50,000	3,278,500

Manufacturing — 1.1%
Danaher Corp.	104,500	9,168,830

Medical Supplies & Equipment — 7.3%
Bard, (C.R.), Inc.(a)	110,000	10,428,000
Gen-Probe, Inc.*	126,500	7,960,645
Hologic, Inc.*(a)	271,572	18,640,702
IDEXX Laboratories, Inc.*	86,902	5,095,064
Intuitive Surgical, Inc.*(a)	30,000	9,735,000
Myriad Genetics, Inc.*(a)	105,000	4,874,100
Wright Medical Group, Inc.*(a)	232,000	6,767,440

		63,500,951

Oil, Gas & Consumable Fuels — 9.6%
Concho Resources, Inc.*	179,000	3,689,190
Continental Resources, Inc.*	135,000	3,527,550
Denbury Resources, Inc.*	596,800	17,754,800
Dresser-Rand Group, Inc.*	110,000	4,295,500
ION Geophysical Corp.*(a)	245,000	3,866,100
Murphy Oil Corp.	65,000	5,514,600
National Oilwell Varco, Inc.*	190,000	13,957,400
Range Resources Corp.	249,500	12,814,320
Smith International, Inc.	140,000	10,339,000
XTO Energy, Inc.	143,750	7,383,000

		83,141,460

Pharmaceuticals — 1.6%
Shire PLC, ADR (United Kingdom)	85,000	5,860,750
United Therapeutics Corp.*(a)	80,000	7,812,000

		13,672,750

Printing & Publishing — 0.8%
VistaPrint Ltd. (Bermuda)*(a)	168,000	7,198,800

Retail & Merchandising — 2.4%
GameStop Corp. (Class A Stock)*(a)	184,400	11,453,084
Shoppers Drug Mart Corp.	180,000	9,586,800

		21,039,884

Retail Apparel — 0.6%
Abercrombie & Fitch Co. (Class A Stock)(a)	64,000	5,118,080

Semiconductors — 3.0%
MEMC Electronic Materials, Inc.*	130,000	11,503,700
Microchip Technology, Inc.(a)	131,800	4,141,156
NVIDIA Corp.*(a)	187,500	6,378,750
Varian Semiconductor Equipment Associates, Inc.*	120,000	4,440,000

		26,463,606

Software — 1.9%
Ansys, Inc.*(a)	190,000	7,877,400
Citrix Systems, Inc.*(a)	225,000	8,552,250

		16,429,650

Specialty Retail — 0.6%
Urban Outfitters, Inc.*(a)	185,000	5,043,100

Telecommunications — 6.8%
American Tower Corp. (Class A Stock)*	241,100	10,270,860
Arris Group, Inc.*(a)	735,000	7,335,300
Foundry Networks, Inc.*(a)	406,200	7,116,624
Harris Corp.	100,000	6,268,000
NII Holdings, Inc.*	310,000	14,979,200
Polycom, Inc.*(a)	160,000	4,444,800
SBA Communications Corp. (Class A Stock)*(a)	252,000	8,527,680

		58,942,464

Transportation — 1.4%
CH Robinson Worldwide, Inc.	110,000	5,953,200
Expeditors International Washington, Inc.	130,000	5,808,400

		11,761,600

Waste Management — 1.0%
Stericycle, Inc.*	150,000	8,910,000

TOTAL LONG-TERM INVESTMENTS
(cost $609,952,142)		823,504,244

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENTS — 41.5%		Value
	Shares	(Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $361,034,823; includes $313,378,517 of cash collateral for securities on loan)(b)(w) (Note 4)	361,034,823	$361,034,823

TOTAL INVESTMENTS — 136.2%
(cost $970,986,965; Note 6)		1,184,539,067
Liabilities in excess of other assets — (36.2)%		(314,837,771)

NET ASSETS — 100.0%		$869,701,296

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $300,582,898; cash collateral of $313,378,517 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (36.0% represents investments purchased with collateral from securities on loan)	41.5%
Oil, Gas & Consumable Fuels	9.6
Medical Supplies & Equipment	7.3
Telecommunications	6.8
Computer Services & Software	5.9
Entertainment & Leisure	4.7
Aerospace	4.6
Semiconductors	3.0
Industrial Products	2.7
Business Services	2.7
Electronic Components	2.6
Retail & Merchandising	2.4
Chemicals	2.4
Financial Services	2.4
Computer Hardware	2.2
Education	2.1
Advertising	2.1
Internet Services	1.9
Software	1.9
Commercial Services	1.9
Healthcare Services	1.8
Consumer Products & Services	1.7
Hotels, Restaurants & Leisure	1.6
Pharmaceuticals	1.6
Transportation	1.4
Engineering/r&d Services	1.3
Financial – Bank & Trust	1.2
Diversified Financial Services	1.1
Manufacturing	1.1
Healthcare Providers & Services	1.0
Waste Management	1.0
Broadcasting	1.0
Capital Markets	0.9
Beverages	0.9
Printing & Publishing	0.8
Healthcare-products	0.8
Biotechnology	0.8
Clothing & Apparel	0.8
Diversified	0.7
Banks	0.7
Retail Apparel	0.6
Specialty Retail	0.6
Computer Software	0.5
Construction	0.5
Electronic Components & Equipment	0.4
Machinery & Equipment	0.4
Foods	0.3

136.2
Liabilities in excess of other assets	(36.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $300,582,898:
Unaffiliated investments (cost $609,952,142)	$823,504,244
Affiliated investments (cost $361,034,823)	361,034,823
Receivable for investments sold	3,327,741
Dividends and interest receivable	644,324
Receivable for fund share sold	246,747
Prepaid expenses	4,177

Total Assets	1,188,762,056

LIABILITIES:
Payable to broker for collateral for securities on loan	313,378,517
Payable for investments purchased	4,600,119
Payable to custodian	585,494
Advisory fees payable	331,610
Payable for fund share repurchased	104,297
Accrued expenses and other liabilities	54,034
Shareholder servicing fees payable	6,689

Total Liabilities	319,060,760

NET ASSETS	$869,701,296

Net assets were comprised of:
Paid-in capital	$864,738,095
Retained earnings	4,963,201

Net assets, December 31, 2007	$869,701,296

Net asset value and redemption price per share, $869,701,296/38,642,032 outstanding shares of beneficial interest	$22.51

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $22,180 foreign withholding tax)	$3,899,955
Affiliated dividend income	1,135,193
Affiliated income from securities lending, net	801,015
Unaffiliated interest	9,476

5,845,639

EXPENSES
Advisory fees	7,151,856
Shareholder servicing fees and expenses	556,255
Custodian and accounting fees	136,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	18,000
Audit fee	17,000
Insurance expenses	16,000
Loan interest expense (Note 7)	12,202
Legal fees and expenses	9,000
Shareholders’ reports	5,000
Miscellaneous	15,778

Total expenses	7,956,091

NET INVESTMENT LOSS	(2,110,452)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	110,406,031
Foreign currency transactions	(4,870)

110,401,161

Net change in unrealized appreciation (depreciation) on investments	41,852,589

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	152,253,750

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,143,298

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,110,452)	$(1,920,008)
Net realized gain on investment and foreign currency transactions	110,401,161	57,348,289
Net change in unrealized appreciation (depreciation) on investments	41,852,589	31,015,077

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	150,143,298	86,443,358

FUND SHARE TRANSACTIONS:
Fund share sold [13,938,399 and 3,256,993 shares, respectively]	293,021,917	57,055,690
Fund share repurchased [11,064,171 and 11,945,417 shares, respectively]	(232,426,365)	(202,708,575)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	60,595,552	(145,652,885)

TOTAL INCREASE (DECREASE) IN NET ASSETS	210,738,850	(59,209,527)
NET ASSETS:
Beginning of year	658,962,446	718,171,973

End of year	$869,701,296	$658,962,446

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.1%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 3.1%
Empresa Brasileira de Aeronautica SA, ADR (Brazil)(a)	268,600	$12,245,474
Spirit Aerosystems Holdings, Inc.*	551,400	19,023,300

		31,268,774

Auto Parts & Related — 1.2%
WABCO Holdings, Inc.(a)	237,150	11,878,844

Beverages — 1.9%
Constellation Brands, Inc. (Class A Stock)*	813,700	19,235,868

Clothing & Apparel — 0.4%
Liz Claiborne, Inc.(a)	211,300	4,299,955

Commercial Services — 1.4%
McGraw-Hill Cos., Inc. (The)	322,800	14,141,868

Computer Hardware — 1.7%
Affiliated Computer Services, Inc. (Class A Stock)*	376,900	16,998,190

Computer Software — 2.6%
Activision, Inc.*(a)	231,900	6,887,430
Take-Two Interactive Software, Inc.*(a)	1,015,500	18,735,975

		25,623,405

Construction — 7.4%
Chicago Bridge & Iron Co. NV (Netherlands)	474,000	28,648,560
McDermott International, Inc.*	334,400	19,739,632
NVR, Inc.*(a)	39,700	20,802,800
Shaw Group, Inc.*	77,300	4,672,012

		73,863,004

Consumer Products & Services — 1.2%
Whirlpool Corp.(a)	153,300	12,513,879

Electronic Components & Equipment — 3.0%
Avnet, Inc.*	426,100	14,900,717
L-3 Communications Holdings, Inc.(a)	141,900	15,032,886

		29,933,603

Energy Services — 1.5%
NRG Energy, Inc.*(a)	351,300	15,225,342

Financial – Consumer — 0.5%
Legg Mason, Inc.	70,800	5,179,020

Financial Services — 4.9%
Bear Stearns Cos., Inc.(a)	186,600	16,467,450
Jefferies Group, Inc.(a)	699,000	16,111,950
Morgan Stanley	310,800	16,506,588

		49,085,988

Food — 3.2%
ConAgra Foods, Inc.	733,400	17,447,586
Smithfield Foods, Inc.*(a)	504,400	14,587,248

		32,034,834

Healthcare Services — 2.8%
Aetna, Inc.	297,900	17,197,767
Coventry Health Care, Inc.*	181,550	10,756,837

		27,954,604

Insurance — 5.9%
Assurant, Inc.(a)	299,255	20,020,159
CIGNA Corp.	346,200	18,601,326
Endurance Specialty Holdings Ltd. (Bermuda)	203,500	8,492,055
StanCorp Financial Group, Inc.	243,400	12,262,492

		59,376,032

Internet Services — 1.1%
Check Point Software Technologies Ltd.*	498,400	10,944,864

Machinery & Equipment — 4.3%
Eaton Corp.	191,900	18,604,705
Terex Corp.*	373,600	24,496,952

		43,101,657

Medical Supplies & Equipment — 1.2%
Covidien Ltd. (Bermuda)	281,200	12,454,348

Metals & Mining — 8.7%
Cleveland-Cliffs, Inc.(a)	114,900	11,581,920
Freeport-McMoRan Copper & Gold, Inc.	216,400	22,168,016
Joy Global, Inc.	164,400	10,820,808
Sterlite Industries India Ltd., ADR (India)*(a)	334,400	8,717,808
Teck Cominco Ltd. (Class B Stock) (Canada)	442,300	15,794,533
United States Steel Corp.(a)	152,000	18,378,320

		87,461,405

Motorcycle — 1.3%
Harley-Davidson, Inc.(a)	286,400	13,377,744

Oil & Gas — 12.1%
Canadian Natural Resources Ltd. (Canada)	315,300	23,061,042
Denbury Resources, Inc.*	527,800	15,702,050
National Oilwell Varco, Inc.*(a)	268,500	19,724,010
Noble Corp. (Cayman Islands)	422,200	23,858,522
Oceaneering International, Inc.*	182,100	12,264,435
Southwestern Energy Co.*	158,200	8,814,904
Talisman Energy, Inc. (Canada)(a)	438,145	8,114,445
XTO Energy, Inc.	179,636	9,226,118

		120,765,526

Pharmaceuticals — 3.4%
Endo Pharmaceuticals Holdings, Inc.*	567,000	15,121,890
Shire Pharmaceuticals Group PLC, ADR (United Kingdom)(a)	268,600	18,519,970

		33,641,860

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Real Estate Investment Trust — 3.2%
Annaly Mortgage Management, Inc.(a)	496,100	$9,019,098
Developers Diversified Realty Corp.	159,100	6,091,939
First Industrial Realty Trust, Inc.(a)	106,200	3,674,520
iStar Financial, Inc.(a)	279,800	7,288,790
Ventas, Inc.(a)	128,500	5,814,625

		31,888,972

Retail & Merchandising — 6.7%
Abercrombie & Fitch Co. (Class A Stock)	93,900	7,509,183
J.C. Penney Co., Inc.(a)	340,000	14,956,600
Macy’s, Inc.	451,900	11,690,653
NBTY, Inc.*	596,600	16,346,840
Saks, Inc.*(a)	219,300	4,552,668
TJX Cos., Inc.(a)	412,200	11,842,506

		66,898,450

Semiconductors — 1.6%
International Rectifier Corp.*(a)	464,900	15,792,653

Telecommunications — 1.0%
Arris Group, Inc.*(a)	1,024,000	10,219,520

Transportation — 2.2%
Eagle Bulk Shipping, Inc.(a)	409,100	10,861,605
Ship Finance International Ltd.(a)	387,922	10,749,319

		21,610,924

Utilities — 8.6%
Constellation Energy Group	205,500	21,069,915
DPL, Inc.(a)	497,600	14,753,840
FirstEnergy Corp.	305,200	22,078,168
Mirant Corp.*(a)	248,400	9,682,632
PPL Corp.	355,400	18,512,786

		86,097,341

TOTAL LONG-TERM INVESTMENTS
(cost $861,222,980)		982,868,474

SHORT-TERM INVESTMENT — 31.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $313,291,067; includes $292,825,261 of cash collateral for securities on loan)(b)(w) (Note 4)	313,291,067	313,291,067
TOTAL INVESTMENTS — 129.4%
(cost $1,174,514,047; Note 6)		1,296,159,541
Liabilities in excess of other assets — (29.4)%		(294,320,732)

NET ASSETS — 100.0%		$1,001,838,809

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $283,021,747; cash collateral of $292,825,261 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (29.2% represents investments purchased with collateral from securities on loan)	31.3%
Oil & Gas	12.1
Metals & Mining	8.7
Utilities	8.6
Construction	7.4
Retail & Merchandising	6.7
Insurance	5.9
Financial Services	4.9
Machinery & Equipment	4.3
Pharmaceuticals	3.4
Food	3.2
Real Estate Investment Trust	3.2
Aerospace	3.1
Electronic Components & Equipment	3.0
Healthcare Services	2.8
Computer Software	2.6
Transportation	2.2
Beverages	1.9
Computer Hardware	1.7
Semiconductors	1.6
Energy Services	1.5
Commercial Services	1.4
Motorcycle	1.3
Consumer Products & Services	1.2
Medical Supplies & Equipment	1.2
Auto Parts & Related	1.2
Internet Services	1.1
Telecommunications	1.0
Financial - Consumer	0.5
Clothing & Apparel	0.4

129.4
Liabilities in excess of other assets	(29.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $283,021,747:
Unaffiliated investments (cost $861,222,980)	$982,868,474
Affiliated investments (cost $313,291,067)	313,291,067
Receivable for fund share sold	1,439,066
Dividends and interest receivable	1,234,288
Receivable for investments sold	997,625
Prepaid expenses	22,077

Total Assets	1,299,852,597

LIABILITIES:
Payable to broker for collateral for securities on loan	292,825,261
Payable for investments purchased	3,483,483
Payable to custodian	1,262,044
Advisory fees payable	378,610
Accrued expenses and other liabilities	56,208
Shareholder servicing fees payable	7,704
Payable for fund share repurchased	478

Total Liabilities	298,013,788

NET ASSETS	$1,001,838,809

Net assets were comprised of:
Paid-in capital	$822,363,713
Retained earnings	179,475,096

Net assets, December 31, 2007	$1,001,838,809

Net asset value and redemption price per share, $1,001,838,809/59,342,592 outstanding shares of beneficial interest	$16.88

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $128,632 foreign withholding tax)	$20,511,714
Affiliated income from securities lending, net	1,872,974
Affiliated dividend income	584,111

22,968,799

EXPENSES
Advisory fees	10,349,945
Shareholder servicing fees and expenses	811,142
Custodian and accounting fees	135,000
Insurance expenses	28,000
Trustees’ fees	25,000
Transfer agent’s fees and expenses	19,000
Audit fee	18,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	8,418
Shareholders’ reports	5,000
Miscellaneous	8,093

Total expenses	11,418,598

NET INVESTMENT INCOME	11,550,201

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	48,588,634
Net change in unrealized appreciation (depreciation) on investments	(21,696,377)

NET GAIN ON INVESTMENTS	26,892,257

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,442,458

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,550,201	$7,862,891
Net realized gain on investment transactions	48,588,634	146,460,875
Net change in unrealized appreciation (depreciation) on investments	(21,696,377)	(25,042,948)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	38,442,458	129,280,818

DISTRIBUTIONS	(154,323,766)	(211,854,099)

FUND SHARE TRANSACTIONS:
Fund share sold [3,436,542 and 2,860,189 shares, respectively]	68,194,811	51,646,484
Fund share issued in reinvestment of distributions [9,252,024 and 11,476,385 shares, respectively]	154,323,766	211,854,099
Fund share repurchased [16,803,109 and 23,192,897 shares, respectively]	(334,249,099)	(430,502,505)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(111,730,522)	(167,001,922)

TOTAL DECREASE IN NET ASSETS	(227,611,830)	(249,575,203)
NET ASSETS:
Beginning of year	1,229,450,639	1,479,025,842

End of year	$1,001,838,809	$1,229,450,639

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.2%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 7.7%
BE Aerospace, Inc.*	57,400	$3,036,460
CAE, Inc.	443,200	5,925,584
Heico Corp.(a)	131,000	7,136,880

		16,098,924

Airlines — 1.4%
Grupo Aeroportuario del Sureste Sab de Cv (Mexico)	46,200	2,828,364

Broadcasting — 1.1%
Geoeye, Inc.*(a)	70,600	2,375,690

Business Services — 4.7%
Ctrip.com International Ltd., ADR (China)	42,500	2,442,475
FTI Consulting, Inc.*(a)	73,500	4,530,540
Icon PLC*	46,441	2,872,840

		9,845,855

Commercial Services — 2.4%
DynCorp International, Inc. (Class A Stock)*	75,700	2,034,816
HMS Holdings Corp.*	89,400	2,968,974

		5,003,790

Computer Services & Software — 13.3%
Ansys, Inc.*(a)	64,000	2,653,440
Calgon Carbon Corp.*(a)	136,200	2,164,218
Concur Technologies, Inc.*(a)	72,500	2,625,225
GameStop Corp. (Class A Stock)*(a)	58,700	3,645,857
Nuance Communications, Inc.*(a)	181,100	3,382,948
Omnicell, Inc.*	93,700	2,523,341
Omniture, Inc.*(a)	111,400	3,708,506
Solera Holdings, Inc.*	90,600	2,245,068
Steiner Leisure Ltd.*	58,810	2,597,050
Taleo Corp. (Class A Stock)*(a)	75,000	2,233,500

		27,779,153

Consumer Products & Services — 1.2%
Geo Group, Inc., (The)*	88,300	2,472,400

Education — 4.6%
American Public Education, Inc.*(a)	45,500	1,900,990
Capella Education Co.*(a)	61,017	3,994,173
Strayer Education, Inc.	21,400	3,650,412

		9,545,575

Electronic Components & Equipment — 3.2%
Axsys Technologies, Inc.*	87,000	3,188,550
Flir Systems, Inc.*(a)	108,900	3,408,570

		6,597,120

Entertainment & Leisure — 4.2%
Bally Technologies, Inc.*(a)	74,300	3,694,196
Vail Resorts, Inc.*(a)	41,500	2,233,115
WMS Industries, Inc.*(a)	80,350	2,944,024

		8,871,335

Financial Services — 1.4%
GFI Group, Inc.*(a)	30,300	2,900,316

Food — 0.9%
Chiquita Brands International, Inc.*	97,600	1,794,864

Food Products — 1.1%
Diamond Foods, Inc.	111,900	2,398,017

Healthcare Services — 6.1%
Bio-Reference Labs, Inc.*	77,500	2,532,700
Eclipsys Corp.*(a)	144,200	3,649,702
Techne Corp.*	35,100	2,318,355
VCA Antech, Inc.*	97,400	4,308,002

		12,808,759

Hotels & Motels — 3.4%
Morgans Hotel Group, Co.*(a)	156,800	3,023,104
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)	71,900	4,135,688

		7,158,792

Industrial Products — 2.4%
AMCOL International Corp.	75,300	2,713,059
Enersys*(a)	91,300	2,278,848

		4,991,907

Insurance — 1.5%
ProAssurance Corp.*(a)	55,900	3,070,028

Internet Services — 8.8%
Atheros Communications, Inc.*(a)	73,300	2,238,582
Cybersource Corp.*	134,500	2,390,065
Equinix, Inc.*(a)	49,000	4,952,430
Gigamedia Ltd. (Taiwan)*	130,100	2,439,375
Mercadolibre, Inc. (Argentina)*(a)	44,700	3,302,436
Vocus, Inc.*(a)	85,750	2,960,948

		18,283,836

Medical Supplies & Equipment — 3.5%
Myriad Genetics, Inc.*(a)	49,200	2,283,864
Wright Medical Group, Inc.*(a)	172,400	5,028,908

		7,312,772

Metals & Mining — 1.4%
Alpha Natural Resources, Inc.*(a)	92,600	3,007,648

Miscellaneous Manufacturing — 0.9%
Actuant Corp. (Class A Stock)(a)	52,500	1,785,525

Oil & Gas — 6.4%
Arena Resources, Inc.*	117,400	4,896,754
Carrizo Oil & Gas, Inc.*(a)	54,600	2,989,350
Core Laboratories NV (Netherlands)*(a)	24,400	3,043,168
Hornbeck Offshore Services, Inc.*	56,500	2,539,675

		13,468,947

Personal Services — 4.6%
Cornell Cos, Inc.*	156,725	3,654,827
Service Corp. International	426,300	5,989,515

		9,644,342

Pharmaceuticals — 1.6%
United Therapeutics Corp.*(a)	33,800	3,300,570

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail & Merchandising — 1.9%
Dick’s Sporting Goods, Inc.*(a)	63,000	$1,748,880
LKQ Corp.*(a)	108,000	2,270,160

		4,019,040

Semiconductors — 0.8%
Varian Semiconductor Equipment Associates, Inc.*(a)	42,250	1,563,250

Technology – Computer Software — 1.3%
Ultimate Software Group, Inc.*(a)	89,300	2,810,271

Telecommunications — 2.8%
SBA Communications Corp.*(a)	172,500	5,837,400

Transportation — 1.4%
Kirby Corp.*(a)	62,276	2,894,588

Utilities — 2.2%
JA Solar Holdings Co. Ltd. (China)*	66,800	4,663,308

TOTAL LONG-TERM INVESTMENTS
(cost $175,412,295)		205,132,386

SHORT-TERM INVESTMENT — 44.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $93,158,518; includes $89,239,874 of cash collateral for securities on loan)(b)(w) (Note 4)	93,158,518	93,158,518

TOTAL INVESTMENTS — 142.8%
(cost $268,570,813; Note 6)		298,290,904
Liabilities in excess of other assets — (42.8)%		(89,368,505)

NET ASSETS — 100.0%		$208,922,399

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $84,960,819; cash collateral of $89,239,874 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (42.7% represents investments purchased with collateral from securities on loan)	44.6%
Computer Services & Software	13.3
Internet Services	8.8
Aerospace	7.7
Oil & Gas	6.4
Healthcare Services	6.1
Business Services	4.7
Personal Services	4.6
Education	4.6
Entertainment & Leisure	4.2
Medical Supplies & Equipment	3.5
Hotels & Motels	3.4
Electronic Components & Equipment	3.2
Telecommunications	2.8
Commercial Services	2.4
Industrial Products	2.4
Utilities	2.2
Retail & Merchandising	1.9
Pharmaceuticals	1.6
Insurance	1.5
Metals & Mining	1.4
Financial Services	1.4
Transportation	1.4
Airlines	1.4
Technology - Computer Software	1.3
Consumer Products & Services	1.2
Food Products	1.1
Broadcasting	1.1
Food	0.9
Miscellaneous Manufacturing	0.9
Semiconductors	0.8

142.8
Liabilities in excess of other assets	(42.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $84,960,819:
Unaffiliated investments (cost $175,412,295)	$205,132,386
Affiliated investments (cost $93,158,518)	93,158,518
Cash	29,356
Dividends and interest receivable	112,997
Prepaid expenses	4,142
Receivable for fund share sold	207

Total Assets	298,437,606

LIABILITIES:
Payable to broker for collateral for securities on loan	89,239,874
Payable for investments purchased	119,696
Advisory fees payable	92,752
Accrued expenses and other liabilities	32,888
Payable for fund share repurchased	28,385
Shareholder servicing fees payable	1,612

Total Liabilities	89,515,207

NET ASSETS	$208,922,399

Net assets were comprised of:
Paid-in capital	$371,749,707
Retained earnings	(162,827,308)

Net assets, December 31, 2007	$208,922,399

Net asset value and redemption price per share, $208,922,399/19,489,183 outstanding shares of beneficial interest	$10.72

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,131 foreign withholding tax)	$475,009
Affiliated income from securities lending, net	239,046
Affiliated dividend income	149,480
Unaffiliated interest	11,521

875,056

EXPENSES
Advisory fees	1,962,656
Shareholder servicing fees and expenses	144,617
Custodian and accounting fees	50,000
Transfer agent’s fees and expenses	18,000
Audit fee	17,000
Trustees’ fees	7,000
Loan interest expense (Note 7)	5,953
Insurance expenses	5,000
Legal fees and expenses	4,000
Shareholders’ reports	2,000
Miscellaneous	2,933

Total expenses	2,219,159

NET INVESTMENT LOSS	(1,344,103)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	20,452,046
Futures transactions	242,019

20,694,065

Net change in unrealized appreciation (depreciation) on:
Investments	15,215,075
Futures	(12,200)

15,202,875

NET GAIN ON INVESTMENTS	35,896,940

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,552,837

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,344,103)	$(900,413)
Net realized gain on investment transactions	20,694,065	25,961,017
Net change in unrealized appreciation (depreciation) on investments	15,202,875	(8,628,263)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,552,837	16,432,341

FUND SHARE TRANSACTIONS:
Fund share sold [1,727,680 and 3,108,016 shares, respectively]	17,742,306	27,776,397
Fund share repurchased [5,965,940 and 10,025,856 shares, respectively]	(57,732,803)	(86,783,536)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(39,990,497)	(59,007,139)

TOTAL DECREASE IN NET ASSETS	(5,437,660)	(42,574,798)
NET ASSETS:
Beginning of year	214,360,059	256,934,857

End of year	$208,922,399	$214,360,059

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.0%		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS — 96.1%
AST AllianceBernstein Growth & Income Portfolio	14,889	$351,675
AST International Growth Portfolio	18,489	337,607
AST International Value Portfolio	1,766	38,835
AST Large-Cap Value Portfolio	18,649	350,048
AST Marsico Capital Growth Portfolio	43,285	1,015,890
AST Mid-Cap Value Portfolio	1,976	23,837
AST Money Market Portfolio	1,475,210	1,475,210
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,604	58,607
AST PIMCO Total Return Bond Portfolio	36,750	444,671
AST T. Rowe Price Large-Cap Growth Portfolio	58,146	682,630
AST Western Asset Core Plus Bond Portfolio	4,750	47,504

TOTAL AFFILIATED MUTUAL FUNDS
(cost $4,905,909)(w)		4,826,514

COMMON STOCKS — 0.9%
Exchange Traded Funds
Consumer Staples Select Sector SPDR Fund	307	8,841
iShares Dow Jones US Utilities Sector Index Fund	86	8,841
iShares Lehman 7-10 Year Treasury Bond Fund	100	8,680
iShares Lehman Treasury Inflation Protected Securities Fund	82	8,676
United States Oil Fund LP*	114	8,635

TOTAL COMMON STOCKS
(cost $43,803)		43,673

TOTAL INVESTMENTS — 97.0%
(cost $4,949,712; Note 6)		4,870,187
Other assets in excess of liabilities — 3.0%		151,824

NET ASSETS — 100.0%		$5,022,011

The following abbreviation is used in portfolio descriptions:

SPDR	Standard & Poor’s Depositary Receipts
*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type

Large/Mid-Cap Growth	35.0%
Money Market	29.3
Large/Mid-Cap Value	14.5
Core Bonds	9.8
International Growth	6.7
Exchange Traded Funds	0.9
International Value	0.8

97.0
Other assets in excess of liabilities	3.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $4,905,909)	$4,826,514
Unaffiliated investments (cost $43,803)	43,673
Receivable for fund share sold	245,918
Receivable from investment manager	3,950
Dividends and interest receivable	921

Total Assets	5,120,976

LIABILITIES:
Payable to custodian	60,558
Accrued expenses and other liabilities	36,810
Payable for investments purchased	1,597

Total Liabilities	98,965

NET ASSETS	$5,022,011

Net assets were comprised of:
Paid-in capital	$5,057,738
Retained earnings	(35,727)

Net assets, December 31, 2007	$5,022,011

Net asset value and redemption price per share, $5,022,011/500,843 outstanding shares of beneficial interest	$10.03

STATEMENT OF OPERATIONS
For the Period November 19, 2007* through December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$22,127
Unaffiliated dividend income	234

22,361

EXPENSES
Advisory fees	892
Audit fee	25,000
Custodian and accounting fees	6,000
Transfer agent’s fees and expenses	3,000
Legal fees and expenses	2,000
Miscellaneous	2,440

Total expenses	39,332

Less: advisory fee waiver and expense reimbursement	(38,143)

Net expenses	1,189

NET INVESTMENT INCOME	21,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(24,557)
Net capital gain distribution received	47,183

22,626

Net change in unrealized appreciation (depreciation) on investments	(79,525)

NET LOSS ON INVESTMENTS	(56,899)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,727)

STATEMENT OF CHANGES IN NET ASSETS
November 19, 2007*
through
December 31,
2007

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$21,172
Net realized gain on investment transactions	22,626
Net change in unrealized appreciation (depreciation) on investments	(79,525)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(35,727)

FUND SHARE TRANSACTIONS:
Fund share sold [747,960 shares]	7,523,176
Fund share repurchased [247,117 shares]	(2,465,438)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,057,738

TOTAL INCREASE IN NET ASSETS	5,022,011
NET ASSETS:
Beginning of period

End of period	$5,022,011

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
LONG-TERM INVESTMENTS — 90.7%	(Unaudited)	Rate		Date	(000)#	(Note 2)

ASSET-BACKED SECURITIES — 5.7%
Argent Securities, Inc., Series 2006-M2, Class A2A	Aaa	4.915	%(c)	09/25/36	$1,953	$1,924,442
Argent Securities, Inc., Series 2006-W3, Class A2A	Aaa	4.935	%(c)	04/25/36	217	216,883
Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1	Aaa	5.865	%(c)	10/25/37	6,350	6,105,814
Carrington Mortgage Loan Trust, Series HE1, Class A1	Aaa	4.965	%(c)	06/25/37	5,469	5,369,408
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2S1	Aaa	4.895	%(c)	01/25/46	652	641,346
Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1	Aaa	4.925	%(c)	09/25/46	933	922,070
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1	Aaa	4.915	%(c)	10/25/36	2,408	2,365,502
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1	Aaa	4.935	%(c)	01/25/46	3,315	3,224,428
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	Aaa	5.565	%(c)	07/25/32	3	2,506
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	Aaa	5.605	%(c)	08/25/32	101	98,312
Fieldstone Mortgage Investment Corp., Series 2006-1, Class A1	Aaa	4.945	%(c)	05/25/36	1,223	1,210,156
First NLC Trust, Series 2007-1, Class A1, 144A (cost $5,707,290; purchased 06/22/07)(f)(g)	Aaa	4.935	%(c)	08/25/37	5,707	5,596,711
Ford Credit Auto Owner Trust, Series 2007-B, Class A1, 144A (cost $3,839,781; purchased 10/10/07)(f)(g)	P-1	5.292%		10/15/08	3,840	3,845,511
GS Auto Loan Trust, Series 2007-1, Class A1	P-1	5.344%		06/28/14	1,147	1,148,044
HFC Home Equity Loan Asset Backed Certificates, Series 2005-1, Class A	Aaa	5.239	%(c)	01/20/34	2,990	2,919,687
HFC Home Equity Loan Asset Backed Certificates, Series 2007-3, Class A1	Aaa	5.749%		11/20/36	4,929	4,906,685
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1	Aaa	4.915	%(c)	12/25/36	292	281,081
Indymac Residential Asset Backed Trust, Series 2006-D, Class 2A1	Aaa	4.915	%(c)	11/25/36	601	591,275
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	5.145	%(c)	10/25/34	23	22,263
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A	Aaa	4.935	%(c)	08/25/36	2,710	2,666,699
Option One Mortgage Loan Trust, Series 2006-1, Class 2A1	Aaa	4.935	%(c)	01/25/36	135	134,507
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	Aaa	5.365	%(c)	12/25/33	592	582,485
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	Aaa	5.225	%(c)	11/25/34	389	382,047
Residential Asset Securities Corp., Series 2006-EMX4, Class A1	Aaa	4.905	%(c)	06/25/36	178	175,369
Residential Asset Securities Corp., Series 2006-EMX9, Class 1A1	Aaa	4.935	%(c)	11/25/36	230	224,031
Residential Asset Securities Corp., Series 2006-KS4, Class A1	Aaa	4.905	%(c)	06/25/36	477	473,603
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	Aaa	4.995	%(c)	05/25/37	5,540	5,470,833
SLM Student Loan Trust, Series 2006-8, Class A2	Aaa	5.084	%(c)	10/25/16	5,933	5,914,667
SLM Student Loan Trust, Series 2007-5, Class A1	Aaa	5.074	%(c)	09/25/20	5,019	5,000,657
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aaa	5.665	%(c)	10/25/37	4,717	4,643,329
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2, 144A (cost $2,725,262; purchased 09/29/06)(f)(g)	Aaa	5.105	%(c)	10/25/35	2,721	2,550,125

TOTAL ASSET-BACKED SECURITIES
(cost $70,728,602)						69,610,476

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
BANK LOANS — 0.6%	(Unaudited)	Rate		Date	(000)#	(Note 2)

Chrysler Financial Term (cost $4,643,363; purchased 07/31/07)(f)(g)	BA-(d)	9.00	%(c)	08/03/12	$4,888	$4,691,131
HCA, Inc., Term B (cost $2,977,500; purchased 11/14/06)(f)(g)	BA-(d)	7.08	%(c)	11/16/13	2,978	2,865,099

TOTAL BANK LOANS
(cost $7,639,703)						7,556,230

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.5%
American Home Mortgage Investment Trust, Series 2004-4, Class 5A	Aaa	4.44	%(c)	02/25/45	3,173	3,096,062
Banc of America Funding Corp., Series 2006-A, Class 1A1	AAA(d)	4.622	%(c)	01/20/36	3,390	3,373,495
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	Aaa	4.779	%(c)	01/25/34	1,301	1,283,552
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	Aaa	4.486	%(c)	02/25/34	1,278	1,262,005
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	Aaa	5.659	%(c)	11/25/34	6,067	6,089,028
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Aaa	4.55	%(c)	08/25/35	1,604	1,586,183
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Aaa	4.55	%(c)	08/25/35	3,403	3,338,896
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A1	AAA(d)	4.75	%(c)	10/25/35	1,915	1,902,169
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Aaa	5.527	%(c)	09/25/35	3,706	3,649,964
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Aaa	5.902	%(c)	01/25/36	5,902	5,753,048
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Aaa	5.684	%(c)	01/26/36	6,149	6,083,853
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Aaa	5.787	%(c)	09/25/37	6,231	6,140,639
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1, 144A (cost $6,031,695; purchased 08/27/07)(f)(g)	NR	5.065	%(c)	08/25/37	6,073	6,010,469
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	Aaa	4.748	%(c)	08/25/35	2,677	2,638,705
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2	Aaa	4.248	%(c)	08/25/35	1,952	1,913,278
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	Aaa	4.098	%(c)	08/25/35	495	482,849
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A	AAA(d)	4.70	%(c)	12/25/35	8,043	7,893,506
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	AAA(d)	6.25%		12/25/33	515	517,598
Countrywide Alternative Loan Trust, Series 2005-11, Class 2A8	Aaa	4.50%		06/25/35	389	384,333
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	AAA(d)	5.265	%(c)	08/25/18	521	516,385
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 1A3, 144A (cost $2,922,719; purchased 05/03/05, 02/07/07)(f)(g)	Aaa	6.00%		11/25/26	2,863	2,854,092
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A (cost $574,566; purchased 12/01/03)(f)(g)	Aaa	6.50	%(c)	01/25/34	548	571,314
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	Aaa	5.205	%(c)	02/25/35	1,608	1,513,307
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	Aaa	5.155	%(c)	02/28/35	2,686	2,599,170
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	Aaa	6.201	%(c)	04/25/35	2,044	1,981,889
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A (cost $4,808,236; purchased 06/20/05)(f)(g)	Aaa	5.205	%(c)	06/25/35	4,808	4,701,205
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aaa	6.50%		04/25/33	128	128,312
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	Aaa	4.25	%(c)	06/25/33	3,045	3,006,290

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
COLLATERALIZED MORTGAGE	Ratings	Interest		Maturity	Amount	Value
OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A (cost $5,905,073; purchased 07/10/07)(f)(g)	Aaa	4.985	%(c)	07/25/37	$5,905	$5,605,664
Fannie Mae, Series 1988-22, Class A	Aaa	5.422	%(c)	08/25/18	10	9,702
Fannie Mae, Series 1996-39, Class H	Aaa	8.00%		11/25/23	94	101,224
Fannie Mae, Series 2003-67, Class GN	Aaa	3.50%		01/25/25	377	373,506
Fannie Mae, Series 2003-83, Class A	Aaa	4.25%		04/25/28	2,770	2,754,751
Fannie Mae, Series 2003-92, Class PC	Aaa	4.50%		05/25/15	7,000	7,006,128
Fannie Mae, Series 2004-11, Class A	Aaa	4.985	%(c)	03/25/34	707	693,982
Fannie Mae, Series 2006-5, Class 3A2	Aaa	4.668	%(c)	05/25/35	1,000	1,008,075
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	Aaa	6.50%		07/25/43	3,013	3,096,729
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	Aaa	7.00%		10/25/43	1,713	1,825,232
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A	Aaa	6.263	%(c)	07/25/44	2,771	2,770,319
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	6.063	%(c)	10/25/44	9,442	9,460,450
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	4.905	%(c)	11/25/36	10,482	10,343,367
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	Aaa	5.302	%(c)	09/25/34	1,380	1,358,271
First Republic Mortgage Loan Trust, Series 2002-FRB1, Class A	Aaa	4.536	%(c)	08/15/32	2,646	2,626,483
Freddie Mac, Series 2538, Class CA	Aaa	5.00%		04/15/16	1,258	1,254,953
Freddie Mac, Series 2544, Class PN	Aaa	4.50%		03/15/26	459	457,256
Freddie Mac, Series 2692, Class YB	Aaa	3.50%		05/15/16	5,850	5,815,757
Freddie Mac, Series 2737, Class XG	Aaa	4.00%		11/15/22	4,869	4,851,328
Freddie Mac, Series 2756, Class MA	Aaa	5.00%		06/15/16	1,894	1,895,464
Freddie Mac, Series 2828, Class EN	Aaa	4.50%		10/15/23	7,419	7,392,783
Freddie Mac, Series 2887, Class LB	Aaa	5.00%		12/15/19	371	370,993
Freddie Mac, Series 2905, Class UY	Aaa	4.00%		10/15/23	554	550,129
Freddie Mac, Series 2957, Class HA	Aaa	5.00%		01/15/27	180	180,037
Freddie Mac, Series 2987, Class HD	Aaa	4.50%		07/15/18	2,462	2,456,930
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1	AAA(d)	4.229%		12/10/37	2,171	2,156,718
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	AAA(d)	4.311	%(c)	06/25/34	1,858	1,824,919
GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1	Aaa	5.50%		09/25/34	5,089	5,087,332
Government National Mortgage Assoc., Series 1998-15, Class C	NR	6.50%		06/20/28	2,058	2,151,661
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	Aaa	5.095	%(c)	06/25/45	982	930,121
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	AAA(d)	4.381	%(c)	10/25/33	1,819	1,803,519
GSAA Home Equity Trust, Series 2004-CW1, Class 2A1	Aaa	6.00%		04/01/34	9,026	9,105,452
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aaa	5.298	%(c)	06/25/34	352	350,781
GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1	AAA(d)	5.473	%(c)	05/25/36	4,103	4,071,857
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	4.539	%(c)	09/25/35	3,545	3,513,699
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	Aaa	6.896	%(c)	08/19/34	3,434	3,425,247
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	Aaa	5.005	%(c)	07/25/35	1,787	1,782,485
Lehman XS Trust, Series 2006-12N, Class A1A1	Aaa	4.945	%(c)	08/25/46	1,783	1,770,797
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A4	Aaa	3.787	%(c)	11/21/34	2,374	2,351,148
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	5.075	%(c)	02/25/36	2,276	2,190,115
MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A	Aaa	5.978	%(c)	10/25/35	6,015	5,865,687
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	Aaa	4.25	%(c)	10/25/35	2,514	2,450,364
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	Aaa	5.865	%(c)	10/25/35	2,144	2,139,096

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
COLLATERALIZED MORTGAGE	Ratings	Interest		Maturity	Amount	Value
OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	Aaa	5.357	%(c)	01/25/35	$413	$410,034
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	Aaa	4.59	%(c)	04/25/34	2,807	2,798,152
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	AAA(d)	5.45	%(c)	01/25/36	1,489	1,480,644
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	Aaa	5.215	%(c)	07/19/35	959	951,735
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3	Aaa	5.215	%(c)	07/19/35	306	286,822
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 2A1	Aaa	5.085	%(c)	02/25/36	3,380	3,186,250
Structured Asset Securities Corp., Series 2003-22A, Class 2A1	Aaa	4.08	%(c)	06/25/33	3,367	3,336,000
Washington Mutual, Inc., Series 2002-AR2, Class A	Aaa	5.483	%(c)	02/27/34	434	424,636
Washington Mutual, Inc., Series 2003-AR1, Class A5	Aaa	4.551	%(c)	03/25/33	5,017	4,995,609
Washington Mutual, Inc., Series 2003-AR5, Class A7	Aaa	4.208	%(c)	06/25/33	238	236,523
Washington Mutual, Inc., Series 2003-AR9, Class 2A	Aaa	4.046	%(c)	09/25/33	6,187	6,089,988
Washington Mutual, Inc., Series 2003-R1, Class A1	Aaa	5.405	%(c)	12/25/27	1,481	1,416,023
Washington Mutual, Inc., Series 2004-AR1, Class A	Aaa	4.229	%(c)	03/25/34	778	769,660
Washington Mutual, Inc., Series 2005-AR1, Class A1A	Aaa	5.185	%(c)	01/25/45	74	69,667
Washington Mutual, Inc., Series 2005-AR2, Class 2A1A	Aaa	5.175	%(c)	01/25/45	1,165	1,102,392
Washington Mutual, Inc., Series 2005-AR13, Class A1A1	Aaa	5.155	%(c)	10/25/45	574	539,805
Washington Mutual, Inc., Series 2005-AR15, Class A1A1	Aaa	5.125	%(c)	11/25/45	858	809,996
Washington Mutual, Inc., Series 2006-AR3, Class A1A	Aaa	5.788	%(c)	02/25/46	2,392	2,326,313
Washington Mutual, Inc., Series 2006-AR9, Class 1A	Aaa	5.788	%(c)	08/25/46	1,422	1,396,353
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1	Aaa	4.949	%(c)	01/25/35	6,072	6,004,422
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A4	Aaa	4.323	%(c)	07/25/35	4,400	4,371,793

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $251,330,699)						251,504,924

CORPORATE OBLIGATIONS — 21.7%
Airlines — 0.2%
United Airlines, Inc., Series 01-1, Pass-Through Certificates(i)(g)	B2	6.831%		09/01/08	1,800	2,091,060

Automobile Manufacturers — 0.9%
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	5.541	%(c)	03/13/09	2,700	2,681,243
Ford Motor Credit Co. LLC, Notes	B1	5.625%		10/01/08	3,300	3,203,954
Ford Motor Credit Co. LLC, Sr. Notes	NR	4.95%		01/15/08	3,152	3,149,894
Ford Motor Credit Co. LLC, Sr. Notes	B1	5.80%		01/12/09	2,100	1,993,310

						11,028,401

Biotechnology — 0.7%
Amgen, Inc., Sr. Unsec’d. Notes, 144A (cost $9,300,000; purchased 05/24/07)(f)(g)	A2	5.133	%(c)	11/28/08	9,300	9,288,766

Cable Television — 0.1%
CSC Holdings, Inc., Sr. Unsec’d. Notes	B2	7.25%		07/15/08	1,900	1,902,375

Electronic Components & Equipment — 2.0%
Enel Finance International SA, Gtd. Notes, 144A (cost $6,486,155; purchased 09/13/07)(f)(g)	A2	5.70%		01/15/13	6,500	6,599,333
Entergy Gulf States, Inc., First Mortgage, 144A (cost $6,300,000; purchased 11/30/05)(f)(g)	Baa3	5.896	%(c)	12/08/08	6,300	6,319,990
Nisource Finance Corp., Gtd. Notes	Baa3	5.585	%(c)	11/23/09	4,300	4,258,475
Progress Energy, Inc., Sr. Unsec’d. Notes	A3	5.279	%(c)	11/14/08	7,400	7,390,002

						24,567,800

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount		Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#		(Note 2)

Financial – Bank & Trust — 3.5%
Bank of America NA, Notes	Aaa	5.133	%(c)	06/12/09		$800	$798,131
Bank of America NA, Sr. Notes	Aaa	4.966	%(c)	12/18/08		3,400	3,397,722
Bank of Ireland, Sr. Unsec’d. Notes, MTN (Ireland)	Aa2	4.951	%(c)	12/19/08		5,500	5,496,667
Export-Import Bank Korea, Notes (Korea)	Aa3	5.214	%(c)	06/01/09		6,400	6,409,702
GMAC LLC, Unsub. Notes	Ba3	6.119	%(c)	05/15/09		1,400	1,303,939
HBOS Treasury Services PLC, Bank Gtd. Notes, MTN, 144A (United Kingdom) (cost $2,300,345; purchased 12/12/06)(f)(g)	Aa1	5.028	%(c)	07/17/08		2,300	2,299,055
HSBC Finance Corp., Sr. Notes	Aa3	4.982	%(c)	05/21/08		5,200	5,199,392
HSBC Finance Corp., Sr. Unsec’d. Notes	Aa3	5.121	%(c)	09/15/08		7,000	6,996,668
Rabobank Nederland, Sr. Notes, 144A (Netherlands) (cost $4,500,419; purchased 03/13/07)(f)(g)	Aaa	5.243	%(c)	04/06/09		4,500	4,492,359
Royal Bank of Scotland PLC, Gtd. Notes, 144A (cost $3,800,000; purchased 04/03/06)(f)(g)	Aaa	5.259	%(c)	04/11/08		3,800	3,799,730
VTB Capital SA, Sr. Notes, 144A (Luxembourg) (cost $2,600,000; purchased 10/27/06)(f)(g)	A2	5.494	%(c)	08/01/08		2,600	2,574,000

							42,767,365

Financial Services — 9.4%
Bear Stearns Cos., Inc. (The), Notes, MTN	A	5.128	%(c)	01/15/08		3,800	3,799,757
Bear Stearns Cos., Inc. (The), Notes, MTN	A2	5.494	%(c)	07/16/09		5,800	5,571,011
Citigroup Global Markets Holdings, Inc., Sr. Unsec’d. Notes, MTN	Aa3	5.091	%(c)	03/17/09		7,800	7,730,439
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	4.898	%(c)	12/26/08		4,100	4,082,768
Federal Home Loan Mortgage Corp., Notes, MTN	Aaa	4.25	%(c)	08/25/09		1,165	1,166,165
Freddie Mac, Notes	Aaa	4.48%		09/19/08		18,300	18,325,473
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	4.939	%(c)	05/10/10		6,500	6,429,208
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	5.091	%(c)	06/15/09		2,400	2,397,792
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	5.303	%(c)	10/06/10		3,600	3,569,220
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.065	%(c)	10/24/08		1,700	1,696,996
General Motors Acceptance Corp. LLC, Notes	Ba3	7.25%		03/02/11		3,200	2,804,925
Goldman Sachs Group, Inc. (The), Notes	Aa3	5.143	%(c)	06/28/10		6,400	6,296,262
Goldman Sachs Group, Inc. (The), Notes, MTN	Aa3	5.111	%(c)	07/29/08		1,700	1,697,746
Goldman Sachs Group, Inc. (The), Sr. Notes	Aa3	4.974	%(c)	06/23/09		8,300	8,166,644
ICICI Bank Ltd., Bonds, 144A (India) (cost $3,400,000; purchased 01/09/07)(f)(g)	Baa2	5.788	%(c)	01/12/10		3,400	3,356,140
JPMorgan Chase & Co., Notes, MTN	Aa2	5.30	%(c)	05/07/10		5,300	5,228,757
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN	A1	5.094	%(c)	12/23/10		4,200	3,914,018
Merrill Lynch & Co., Inc., Notes, MTN	A1	4.96	%(c)	08/14/09		3,800	3,718,726
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	6.05%		08/15/12		1,600	1,630,712
Mizuho Corp. Bank, Subs. (Japan)	Baa+	1.43%		10/27/49	JPY	200,000	1,796,715
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Aa3	5.006	%(c)	02/09/09		3,900	3,851,753
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A (cost $7,200,000; purchased 09/06/06)(f)(g)	Aa1	5.181	%(c)	09/11/09		7,200	7,192,447
Rockies Express Pipeline LLC, Gtd. Notes, 144A	Baa2	5.776	%(c)	08/20/09		6,400	6,401,741
Royal Bank of Scotland PLC, Bonds (United Kingdom)	Aa3	9.118%		03/31/49		1,700	1,817,385
Sumitomo Mitsui Banking Corp., Sub. Notes, MTN (Japan)	NR	1.783	%(c)	11/26/49	JPY	300,000	2,705,073

							115,347,873

Food — 0.5%
Heinz (H.J.) Co., Notes, 144A (cost $5,869,803; purchased 11/28/05)(f)(g)	Baa2	6.428%		12/01/20		5,700	5,802,885

Hotels & Motels — 0.2%
Mandalay Resort Group, Sr. Unsec’d. Notes	Ba2	6.50%		07/31/09		2,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount		Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#		(Note 2)

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes, 144A (cost $2,000,000; purchased 03/15/07)(f)(g)	Aa2	4.884	%(c)	06/23/08		$2,000	$2,001,030

Lumber & Wood Products — 0.3%
Weyerhaeuser Co., Sr. Unsec’d. Notes	Baa2	5.884	%(c)	09/24/09		3,200	3,208,208

Machinery & Equipment — 0.4%
Siemens Financieringsmaatschappij NV, Gtd. Notes, 144A (cost $5,401,849; purchased 08/09/06, 01/11/07)(f)(g)	A1	4.92	%(c)	08/14/09		5,400	5,401,501

Oil & Gas — 0.8%
Transcontinental Gas Pipe Line Corp., Notes	Baa	6.25%		01/15/08		750	750,000
Transcontinental Gas Pipe Line Corp., Notes, 144A (cost $1,010,000; purchased 09/27/05)(f)(g)	Baa2	6.523	%(c)	04/15/08		1,000	1,002,500
Transocean, Inc., Sr. Unsec’d. Notes	Baa2	5.341	%(c)	09/05/08		7,200	7,164,101
Williams Cos., Inc., Notes, 144A (cost $694,750; purchased 10/18/05)(f)(g)	Ba2	6.375%		10/01/10		700	707,875

							9,624,476

Retail & Merchandising — 1.1%
Home Depot, Inc., Sr. Unsec’d. Notes	Baa1	5.116	%(c)	12/16/09		7,000	6,857,893
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.891	%(c)	06/16/08		6,900	6,901,760

							13,759,653

Technology – Hardware — 0.3%
Xerox Corp., Gtd. Notes	Baa2	9.75%		01/15/09		3,300	3,449,856

Telecommunications — 1.0%
BellSouth Corp., Sr. Unsec’d. Notes, 144A (cost $3,264,756; purchased 04/18/07)(f)(g)	A2	4.24%		04/26/21		3,300	3,288,259
BellSouth Corp., Sr. Unsec’d. Notes	A2	4.969	%(c)	08/15/08		3,600	3,594,251
Quest Corp., Notes	Ba1	5.625%		11/15/08		1,674	1,665,630
Qwest Corp., Sr. Notes	Ba1	7.875%		09/01/11		1,200	1,248,000
Sprint Nextel Corp., Sr. Unsec’d. Notes	Baa3	5.243	%(c)	06/28/10		3,100	2,978,458

							12,774,598

Utilities — 0.1%
Ohio Edison Co., Notes, 144A (cost $524,660; purchased 11/23/04)(f)(g)	Baa2	5.647%		06/15/09		500	509,347
Ohio Edison Co., Sr. Unsec’d. Notes	Baa2	4.00%		05/01/08		1,205	1,199,987

							1,709,334

TOTAL CORPORATE OBLIGATIONS
(cost $267,980,073)							266,725,181

FOREIGN GOVERNMENT BONDS — 0.4%
Republic of Brazil, Bonds (Brazil)	Ba1	10.25%		01/10/28	BRL	6,600	3,559,551
Republic of Peru, Notes (Peru)	Ba+	9.125%		01/15/08		1,000	1,000,000
Russian Federation, Unsub. Notes (Russia)	Baa2	8.25%		03/31/10		306	317,895

TOTAL FOREIGN GOVERNMENT BONDS
(cost $4,650,710)							4,877,446

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
U.S. GOVERNMENT AGENCY	Ratings	Interest		Maturity	Amount	Value
MORTGAGE-BACKED SECURITIES — 36.1%	(Unaudited)	Rate		Date	(000)#	(Note 2)

Federal Home Loan Mortgage Corp.		4.539	%(c)	01/01/34	$212	$215,677
Federal Home Loan Mortgage Corp.		5.50%		09/01/37-12/01/37	3,000	2,993,910
Federal Home Loan Mortgage Corp.		6.00%		08/01/29-09/01/37	52,940	53,729,143
Federal Home Loan Mortgage Corp.		7.385	%(c)	12/01/26	40	40,405
Federal Home Loan Mortgage Corp.		7.438	%(c)	07/01/29	70	70,764
Federal Home Loan Mortgage Corp.		8.50%		01/01/25	294	313,642
Federal National Mortgage Assoc.		5.00%		10/01/17-06/01/37	42,192	42,194,021
Federal National Mortgage Assoc.		5.50%		12/01/32-11/01/37	323,931	323,507,939
Federal National Mortgage Assoc.		5.609	%(c)	03/01/17	307	307,301
Federal National Mortgage Assoc.		5.679	%(c)	04/01/24	96	97,322
Federal National Mortgage Assoc.		6.00%		04/01/12-02/01/37	14,697	14,938,651
Federal National Mortgage Assoc.		6.50%		08/01/37	1,962	2,016,484
Federal National Mortgage Assoc.		6.50%		TBA	500	513,906
Federal National Mortgage Assoc.		6.572	%(c)	04/01/32	26	26,009
Federal National Mortgage Assoc.		6.863	%(c)	12/01/29	59	59,418
Federal National Mortgage Assoc.		6.934	%(c)	01/01/25	12	12,042
Government National Mortgage Assoc.		5.625	%(c)	07/20/17-07/20/24	100	99,717
Government National Mortgage Assoc.		6.125	%(c)	11/20/29	242	244,791
Government National Mortgage Assoc.		6.375	%(c)	05/20/24-06/20/26	343	346,829
Government National Mortgage Assoc.		6.50%		04/15/26-06/15/29	195	201,025
Government National Mortgage Assoc.		7.00%		01/15/24-08/15/25	66	68,894
Government National Mortgage Assoc.		8.00%		06/20/30-01/20/32	931	982,587
Government National Mortgage Assoc.		8.50%		10/15/29-01/15/31	290	311,977

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(cost $440,217,909)						443,292,454

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.7%
Federal Home Loan Bank		3.50%		08/05/08	4,000	3,980,216
Federal Home Loan Bank		3.70%		02/06/09	2,000	1,993,864
Federal Home Loan Bank		3.73%		01/04/08	1,400	1,399,929
Federal Home Loan Bank		4.01%		10/28/08	1,075	1,073,193
Federal Home Loan Bank		4.25%		07/30/09	5,571	5,572,805
Federal Home Loan Bank		4.50%		06/12/13	5,500	5,493,570
Federal Home Loan Bank (3.125% until 08/25/08)		5.25	%(v)	08/25/08	1,715	1,725,163
Federal Home Loan Bank (4.00% until 07/17/08)		5.00	%(v)	07/17/08	1,000	1,000,257
Federal Home Loan Bank (4.50% until 03/17/08)		5.00	%(v)	03/17/09	2,000	2,002,460
Federal Home Loan Mortgage Corp., MTN		4.00%		05/23/08	1,400	1,395,649
Federal Home Loan Mortgage Corp., MTN		4.24%		07/30/09	19,700	19,704,708
Federal National Mortgage Assoc.		4.02%		05/07/09	755	755,066
Federal National Mortgage Assoc.		4.25%		07/30/09	23,525	23,527,400

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $68,622,717)						69,624,280

U.S. TREASURY OBLIGATION
U.S. Treasury Notes (cost $101,646)		4.00%		08/31/09	100	101,469

TOTAL LONG-TERM INVESTMENTS
(cost $1,111,272,059)						1,113,292,460

SHORT-TERM INVESTMENTS — 8.2%
COMMERCIAL PAPER(n) — 5.5%
Abbey National North America LLC	A1+(d)	4.25%		01/07/08	34,100	34,075,846
Cox Communications, Inc. (cost $2,999,208; purchased 09/18/07)(h)	A3(d)	5.278%		01/15/08	3,000	3,000,426
National Austrialia Funding	A1+(d)	4.24%		01/04/08	30,000	29,989,400

TOTAL COMMERCIAL PAPER
(cost $67,064,454)						67,065,672

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

			Principal
U.S. GOVERNMENT AGENCY	Interest	Maturity	Amount		Value
OBLIGATIONS — 1.6%	Rate	Date	(000)#		(Note 2)

Federal Home Loan Mortgage Corp. Disc. Notes (cost $19,898,342)	3.00%	01/02/08		$19,900	$19,898,342

U.S. TREASURY OBLIGATIONS(k)(n) — 0.4%
U.S. Treasury Bills	3.058%	02/28/08		785	781,395
U.S. Treasury Bills	3.20%	02/28/08		2,080	2,070,449
U.S. Treasury Bills	2.98%	03/13/08		1,595	1,585,326

TOTAL U.S. TREASURY OBLIGATION
(cost $4,435,900)					4,437,170

			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Dryden Core Investment Fund – Taxable Money Market Series (cost $2,923,094)(w) (Note 4)				2,923,094	2,923,094

			Contracts/
			Notional
			Amounts
			(000)#

OUTSTANDING OPTIONS PURCHASED* — 0.5%
Call Options — 0.4%
Currency Option EUR VS. JPY,
expiring 05/20/2010 @ Cross Currency FX Rate 148.30			EUR	2,100	202,862
Currency Option EUR VS. USD,
expiring 05/21/2008 @ FX Rate 1.36			EUR	4,900	582,173
expiring 05/21/2010 @ FX Rate 1.38			EUR	6,000	647,659
expiring 06/03/2010 @ FX Rate 1.37			EUR	2,100	231,563
Currency Option USD VS. JPY,
expiring 03/31/2010 @ FX Rate 105.20				1,000	49,854
expiring 03/31/2010 @ FX Rate 105.40				3,000	146,082
Eurodollar Futures,
expiring 03/17/2008, Strike Price $95.50				104,000	82,550
Swap on 3 Month LIBOR,
expiring 09/26/2008 @ 4.75%				67,000	1,420,460
expiring 12/15/2008 @ 4.75%				30,000	619,127
expiring 02/01/2008 @ 5.00%				37,000	874,326
expiring 12/15/2008 @ 5.00%				31,700	774,470

					5,631,126

Put Options — 0.1%
Currency Option EUR VS. JPY,
expiring 05/20/2010 @ Cross Currency FX Rate 148.30			EUR	2,100	165,877
Currency Option EUR VS. USD,
expiring 05/21/2008 @ FX Rate 1.36			EUR	4,900	35,777
expiring 05/21/2010 @ FX Rate 1.38			EUR	2,800	120,586
expiring 06/03/2010 @ FX Rate 1.37			EUR	2,100	89,438
expiring 06/03/2010 @ FX Rate 1.38			EUR	3,200	138,743
Currency Option USD VS. JPY,
expiring 03/31/2010 @ FX Rate 105.20				1,000	54,171
expiring 03/31/2010 @ FX Rate 105.40				3,000	164,589
Eurodollar Futures,
expiring 06/16/2008, Strike Price $92.50				4,498,000	28,112
expiring 06/16/2008, Strike Price $92.75				569,000	3,556

					800,849

TOTAL OUTSTANDING OPTIONS PURCHASED
(cost $2,410,407)					6,431,975

TOTAL SHORT-TERM INVESTMENTS
(cost $96,732,197)					100,756,253

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 98.9%
(cost $1,208,004,256; Note 6)					1,214,048,713

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

			Principal
	Interest	Maturity	Amount	Value
SECURITIES SOLD SHORT — (2.8)%	Rate	Date	(000)#	(Note 2)

Federal National Mortgage Assoc.	5.00%	TBA	$18,100	$(18,116,978)
Federal National Mortgage Assoc.	6.00%	TBA	15,500	(15,737,336)

TOTAL SECURITIES SOLD SHORT
(proceeds received $33,734,508)				(33,854,314)

			Contracts/
			Notional
			Amounts
			(000)#

OUTSTANDING OPTIONS WRITTEN* — (0.2)%
Call Options — (0.2)%
Eurodollar Futures,
expiring 03/14/2008, Strike Price $95.75			52,000	(118,300)
expiring 03/14/2008, Strike Price $95.88			52,000	(103,675)
Swap on 3 Month LIBOR,
expiring 02/01/2008 @ 5.10%			16,100	(680,456)
expiring 09/26/2008 @ 4.95%			29,000	(1,074,305)
expiring 12/15/2008 @ 5.00%			10,000	(398,935)
expiring 12/15/2008 @ 5.20%			10,600	(507,558)

TOTAL OUTSTANDING OPTIONS WRITTEN
(premium received $707,022)				(2,883,229)

TOTAL INVESTMENTS,NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 95.9%
(cost $1,173,562,726; Note 6)				1,177,311,170
Other Assets in Excess of Liabilities(x) — 4.1%				50,344,031

NET ASSETS — 100.0%				$1,227,655,201

The following abbreviations are used in portfolio descriptions:
144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipts.
MTN	Medium Term Note
NR	Not rated by Moody’s or Standard & Poors.
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
PLZ	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
USD	United States Dollar – denominated
ZAR	South African Rand
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)
Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $111,170,091. The aggregate value of $110,328,279 is approximately 9.0% of net assets.

(g)	Indicates a security that has been deemed illiquid.
(h)
Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $2,999,208. The aggregate market value of $3,000,426 is approximately 8.2% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Future contracts open at December 31, 2007:
Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2007	(Depreciation)

Long Positions:
1,210	90 Day Euro Dollar	Mar 08	$287,919,500	$289,689,125	$1,769,625
3,669	90 Day Euro Dollar	Jun 08	869,637,376	882,898,988	13,261,612
805	90 Day Euro Dollar	Mar 09	192,334,625	194,467,875	2,133,250
1,210	90 Day Euro Dollar	Dec 09	290,611,750	290,944,500	332,750
4	90 Day Sterling	Mar 08	940,162	939,764	(398)
731	90 Day Sterling	Jun 08	171,796,496	172,305,792	509,296
525	90 Day Sterling	Dec 08	123,971,107	124,284,627	313,520

					18,319,655

Short Positions:
645	2 Year Euro-Schatz	Mar 08	98,037,985	97,466,227	571,758
1,322	20 Year U.S. Treasury Notes	Mar 08	152,584,875	153,847,750	(1,262,875)

					(691,117)

					$17,628,538

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Brazilian Real,
Expiring 03/04/08	BRL	14,047	$6,535,809	$7,816,784	$1,280,975
British Pound,
Expiring 01/31/08	GBP	259	515,275	515,566	291
Chilean Peso,
Expiring 03/13/08	CLP	131,806	249,632	264,275	14,643
Expiring 07/10/08	CLP	994,839	1,994,265	1,989,043	(5,222)
Chinese Yuan,
Expiring 01/10/08	CNY	92,598	12,548,544	12,694,478	145,934
Expiring 03/07/08	CNY	98,359	13,424,000	13,627,893	203,893
Expiring 03/02/09	CNY	15,611	2,227,000	2,320,861	93,861
Euro,
Expiring 01/17/08	EUR	575	846,624	840,680	(5,944)
Japanese Yen,
Expiring 02/07/08	JPY	529,185	4,767,475	4,757,203	(10,272)
Mexican Peso,
Expiring 03/13/08	MXN	70,734	6,293,491	6,447,845	154,354
Expiring 07/10/08	MXN	33,703	3,007,857	3,038,069	30,212
Polish Zloty,
Expiring 03/13/08	PLZ	15,944	5,625,621	6,473,067	847,446
Expiring 07/10/08	PLZ	9,259	3,409,227	3,739,740	330,513
Russian Ruble,
Expiring 07/10/08	RUB	97,946	3,868,234	3,977,235	109,001
Expiring 11/05/08	RUB	225,961	9,074,207	9,116,071	41,864
Singapore Dollar,
Expiring 05/22/08	SGD	12,958	8,850,759	9,076,617	225,858
South African Rand,
Expiring 03/13/08	ZAR	6,540	906,176	943,954	37,778
Expiring 07/10/08	ZAR	3,590	477,330	505,976	28,646

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts (continued)		(000)	Date Payable	Value	(Depreciation)

South Korean Won,
Expiring 01/30/08	KRW	2,759,563	$3,007,858	$2,955,355	$(52,503)
Expiring 05/30/08	KRW	1,701,443	1,824,116	1,830,714	6,598
Expiring 08/04/08	KRW	4,368,441	4,807,352	4,705,313	(102,039)

			$94,260,852	$97,636,739	$3,375,887

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Payable	Value	(Depreciation)

Brazilian Real,
Expiring 07/02/08	BRL	2,713	$1,461,114	$1,483,293	$(22,179)
British Pound,
Expiring 01/03/08	GBP	259	515,653	515,566	87
Expiring 01/31/08	GBP	8,726	17,576,791	17,354,036	222,755
Chinese Yuan,
Expiring 01/10/08	CNY	92,598	12,508,197	12,694,478	(186,281)
Expiring 03/07/08	CNY	98,359	13,381,226	13,627,892	(246,666)
Expiring 03/02/09	CNY	15,611	2,234,011	2,320,861	(86,850)
Euro,
Expiring 01/17/08	EUR	7,082	10,427,186	10,357,550	69,636

			$58,104,178	$58,353,676	$(249,498)

Interest rate swap agreements outstanding at December 31, 2007:

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Barclays Bank PLC(1)	06/18/09		$172,200,000	5.00%	3 month LIBOR	$2,186,885
Barclays Bank PLC(1)	06/18/10		212,100,000	4.00%	3 month LIBOR	429,312
Barclays Bank PLC(1)	06/18/10		55,600,000	5.00%	3 month LIBOR	165,656
Barclays Bank PLC(2)	06/18/18		22,200,000	5.00%	3 month LIBOR	(60,394)
Deutsche Bank AG(1)	06/18/10		408,900,000	4.00%	3 month LIBOR	533,369
Goldman Sachs Capital Markets, L.P.(1)	06/18/10		254,500,000	4.00%	3 month LIBOR	735,783
Morgan Stanley Capital Services, Inc.(1)	06/18/10		70,700,000	4.00%	3 month LIBOR	309,444
Morgan Stanley Capital Services, Inc.(1)	06/18/09		118,500,000	4.00%	3 month LIBOR	195,544
Morgan Stanley Capital Services, Inc.(2)	06/18/18		20,300,000	5.00%	3 month LIBOR	(369,063)
Royal Bank of Scotland PLC(1)	06/18/10		8,800,000	4.00%	3 month LIBOR	38,076
Royal Bank of Scotland PLC(2)	06/18/18		287,800,000	5.00%	3 month LIBOR	(304,710)
UBS AG(1)	06/21/08		46,400,000	5.00%	3 month LIBOR	88,469
Deutsche Bank AG(1)	01/15/10	AUD	15,100,000	6.50%	6 month Australian Bank Bill rate	(265,360)
Goldman Sachs Capital Markets, L.P.(1)	09/19/10	EUR	16,000,000	4.00%	6 month EURIBOR	(54,651)
Morgan Stanley Capital Services, Inc.(1)	03/19/10	EUR	117,200,000	4.50%	6 month EURIBOR	(38,132)
Lehman Brothers, Inc.(1)	03/19/10	EUR	16,300,000	4.50%	6 month EURIBOR	(62,309)

BNP Paribas(1)	03/15/12	EUR	5,000,000	1.98%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(90,289)

Goldman Sachs Capital Markets, L.P.(1)	03/15/12	EUR	1,300,000	2.00%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(22,978)
Barclays Bank PLC(1)	03/20/09	GBP	8,200,000	6.00%	6 month LIBOR	75,398
Barclays Bank PLC(1)	09/15/10	GBP	9,400,000	5.00%	6 month LIBOR	144,867
Barclays Bank PLC(1)	06/19/09	GBP	33,600,000	6.00%	6 month LIBOR	321,166
Barclays Bank PLC(2)	12/15/35	GBP	3,700,000	4.00%	6 month LIBOR	219,247

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty (continued)	Date		Amount#	Rate	Rate	(Depreciation)

Royal Bank of Scotland PLC(1)	09/15/10	GBP	$3,000,000	5.00%	6 month LIBOR	$48,330
Royal Bank of Scotland PLC(1)	06/19/09	GBP	51,300,000	6.00%	6 month LIBOR	518,584

						$4,742,244

(1) Portfolio pays the floating rate and receives the fixed rate.
(2) Portfolio pays the fixed rate and receives the floating rate.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:
				Reference	Unrealized
	Termination	Notional	Fixed	Entity/	Appreciation
Counterparty	Date	Amount#	Rate	Obligation	(Depreciation)

Lehman Brothers, Inc.(1)	03/20/08	$6,600,000	0.06%	AIG, 5.60%, due 10/18/16	$(8,490)
Lehman Brothers, Inc.(1)	03/20/08	900,000	1.55%	GMAC LLC, 6.875%, due 08/2/12	(5,244)
Merrill Lynch & Co., Inc.(1)	09/20/12	10,000,000	0.80%	Morgan Stanley, 6.60%,
				due 04/01/12	(73,977)
Barclays Bank PLC(1)	12/20/08	1,600,000	0.29%	Petroleos Mexicanos, 9.50%,
				due 09/15/27	251
Lehman Brothers, Inc.(1)	12/20/08	700,000	0.29%	Petroleos Mexicanos, 9.50%,
				due 09/15/27	110
Lehman Brothers, Inc.(1)	12/20/08	1,600,000	0.40%	Republic of Indonesia,
				6.75%, 03/10/14	(5,898)
Royal Bank of Scotland PLC(1)	12/20/08	1,700,000	0.40%	Republic of Indonesia,
				6.75%, 03/10/14	(6,266)
Deutsche Bank AG(1)	12/20/08	700,000	0.42%	Republic of Indonesia, 6.75%,
				due 03/10/14	(2,441)
Barclays Bank PLC(1)	12/20/08	700,000	0.26%	Republic of Panama, 8.875%,
				due 09/30/27	(1,301)
Deutsche Bank AG(1)	12/20/08	900,000	0.25%	Republic of Panama, 8.875%,
				due 09/30/27	(1,762)
Deutsche Bank AG(1)	12/20/08	700,000	0.33%	Republic of Peru, 8.75%,
				due 11/21/33	(796)
Lehman Brothers, Inc.(1)	12/20/08	1,600,000	0.32%	Republic of Peru, 8.75%,
				due 11/21/33	(1,978)
Lehman Brothers, Inc.(1)	12/20/08	700,000	0.31%	Russian Federation, 7.50%,
				due 03/31/30	(1,768)
Barclays Bank PLC(1)	12/20/08	700,000	0.72%	Ukraine Government, 7.65%,
				due 06/11/13	(2,134)
Barclays Bank PLC(1)	12/20/08	1,700,000	0.71%	Ukraine Government, 7.65%,
				due 06/11/13	(5,351)
Deutsche Bank AG(1)	12/20/08	1,700,000	0.72%	Ukraine Government, 7.65%,
				due 06/11/13	(5,182)

					$(122,227)

(1) Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.
# Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as December 31, 2007 were as follows:

U.S. Government Agency Mortgage-Backed Securities	36.1%
Collateralized Mortgage Obligations	20.5
Financial Services	9.4
U.S. Government Agency Obligations	7.3
Asset-Backed Securities	5.7
Commercial Paper	5.5
Financial – Bank & Trust	3.5
Electronic Components & Equipment	2.0
Retail & Merchandising	1.1
Telecommunications	1.0
Automobile Manufacturers	0.9
Oil & Gas	0.8
Biotechnology	0.7
Bank Loans	0.6
Outstanding Options Purchased	0.5
Food	0.5
Machinery & Equipment	0.4
Foreign Government Bonds	0.4
U.S. Treasury Obligations	0.4
Technology – Hardware	0.3
Lumber & Wood Products	0.3
Affiliated Money Market Mutual Fund	0.2
Airlines	0.2
Insurance	0.2
Hotels & Motels	0.2
Cable Television	0.1
Utilities	0.1

98.9
Written options and securities sold short	(3.0)
Other assets in excess of liabilities	4.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,205,081,162)	$1,211,125,619
Affiliated investments (cost $2,923,094)	2,923,094
Cash	12,287,344
Foreign currency, at value (cost $5,407,469)	5,369,195
Receivable for investments sold	70,855,014
Dividends and interest receivable	7,640,726
Unrealized appreciation on swap agreements	6,010,491
Unrealized appreciation on foreign currency forward contracts	3,844,345
Due from broker-variation margin	275,124
Receivable for fund share sold	57,420
Prepaid expenses	23,618

Total Assets	1,320,411,990

LIABILITIES:
Payable for investments purchased	38,137,925
Securities sold short, at value (proceeds received $33,734,508)	33,854,314
Payable for fund share repurchased	15,342,956
Written options outstanding, at value (premium received $707,022)	2,883,229
Unrealized depreciation on swap agreements	1,390,474
Unrealized depreciation on foreign currency forward contracts	717,956
Advisory fees payable	331,074
Accrued expenses and other liabilities	89,348
Shareholder servicing fees payable	9,513

Total Liabilities	92,756,789

NET ASSETS	$1,227,655,201

Net assets were comprised of:
Paid-in capital	$1,164,369,208
Retained earnings	63,285,993

Net assets, December 31, 2007	$1,227,655,201

Net asset value and redemption price per share, $1,227,655,201/108,052,219 outstanding shares of beneficial interest	$11.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$64,897,865
Affiliated dividend income	2,816,819
Unaffiliated dividend income	82,500

67,797,184

EXPENSES
Advisory fees	8,458,351
Shareholder servicing fees and expenses	910,899
Custodian and accounting fees	208,000
Interest expense	168,732
Insurance expenses	31,000
Audit fee	31,000
Trustees’ fees-	27,000
Transfer agent’s fees and expenses	19,000
Legal fees and expenses	9,000
Shareholders’ reports	3,000
Miscellaneous	10,185

Total expenses	9,876,167

NET INVESTMENT INCOME	57,921,017

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,422,306
Futures transactions	(13,520,232)
Short sale transactions	(202,117)
Swap agreement transactions	(360,587)
Foreign currency transactions	5,347,490

(313,140)

Net change in unrealized appreciation (depreciation) on:
Investments	2,345,229
Futures	18,143,376
Foreign currencies	4,230,485
Options written	(2,260,711)
Swap agreements	5,550,857
Short sales	(119,806)

27,889,430

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	27,576,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,497,307

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$57,921,017	$59,984,396
Net realized loss on investment and foreign currency transactions	(313,140)	(10,304,794)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,889,430	5,357,370

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	85,497,307	55,036,972

DISTRIBUTIONS	(59,984,396)	(45,546,874)

FUND SHARE TRANSACTIONS:
Fund share sold [9,733,171 and 12,704,259 shares, respectively]	111,004,663	139,661,781
Fund share issued in reinvestment of distributions [5,331,946 and 4,197,873 shares, respectively]	59,984,396	45,546,874
Fund share repurchased [29,330,002 and 46,255,368 shares, respectively]	(335,781,564)	(511,003,013)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(164,792,505)	(325,794,358)

TOTAL DECREASE IN NET ASSETS	(139,279,594)	(316,304,260)
NET ASSETS:
Beginning of year	1,366,934,795	1,683,239,055

End of year	$1,227,655,201	$1,366,934,795

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
LONG-TERM INVESTMENTS — 117.6%	(Unaudited)	Rate		Date	(000)#	(Note 2)

ASSET-BACKED SECURITIES — 8.7%
ACE Securities Corp., Series 2006-ASP5, Class A2A	Aaa	4.945	%(c)	10/25/36	$3,104	$3,025,520
ACE Securities Corp., Series 2006-HE4, Class A2A	Aaa	4.925	%(c)	10/25/36	5,507	5,343,490
ACE Securities Corp., Series 2006-NC3, Class A2A	Aaa	4.915	%(c)	12/25/36	1,910	1,854,522
American Express Credit Account Master Trust, Series 2005-3, Class A	Aaa	5.028	%(c)	01/18/11	22,330	22,325,679
Argent Securities, Inc., Series 2006-M2, Class A2A	Aaa	4.915	%(c)	09/25/36	1,598	1,574,544
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A1	Aaa	5.14	%(c)	09/25/34	1,101	1,078,054
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE3, Class A3	Aaa	4.925	%(c)	03/25/36	946	943,020
Bear Stearns Asset Backed Securities Trust, Series 2006-AQ1, Class 2A1	Aaa	4.945	%(c)	12/25/36	2,258	2,226,288
BNC Mortgage Loan Trust, Series 2007-2, Class A2	Aaa	4.965	%(c)	05/25/37	12,997	12,337,391
Chase Credit Card Master Trust, Series 2003-2, Class A	Aaa	5.138	%(c)	07/15/10	8,330	8,332,522
Chase Credit Card Master Trust, Series 2003-6, Class A	Aaa	5.138	%(c)	02/15/11	9,300	9,297,969
Chase Manhattan Auto Owner Trust, Series 2006-B, Class A2	Aaa	5.28%		10/15/09	2,873	2,875,271
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A1	Aaa	4.823	%(c)	08/25/36	1,946	1,928,163
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A1	Aaa	4.915	%(c)	11/25/36	1,512	1,489,916
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A	Aaa	4.975	%(c)	03/25/37	13,991	13,088,221
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV1	Aaa	4.915	%(c)	07/25/46	3,544	3,498,709
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1	Aaa	4.975	%(c)	10/25/46	3,454	3,403,656
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1	Aaa	4.915	%(c)	10/25/36	1,342	1,318,477
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1	Aaa	4.915	%(c)	12/25/36	3,255	3,206,601
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A1	Aaa	4.915	%(c)	12/25/36	24,648	24,307,996
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1	Aaa	4.935	%(c)	01/25/46	4,756	4,626,354
Countrywide Asset-Backed Certificates, Series 2006-26, Class 2A1	Aaa	4.945	%(c)	06/25/37	4,181	4,068,980
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1	Aaa	4.965	%(c)	09/25/37	12,316	12,048,222
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1	Aaa	4.945	%(c)	05/25/37	13,472	13,087,652
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	Aaa	4.925	%(c)	11/25/36	5,084	4,909,241
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A
(cost $4,609,715; purchased 06/28/01)(f)(g)	Aaa	5.235	%(c)	05/25/40	4,610	4,568,234
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	5.105	%(c)	06/25/32	3,095	3,083,205
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF12, Class A2A	Aaa	4.955	%(c)	11/25/36	166	165,400
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3	Aaa	4.915	%(c)	11/25/36	7,676	7,365,290
First NLC Trust, Series 2007-1, Class A1, 144A
(cost $17,212,462; purchased 06/22/07)(f)(g)	Aaa	4.935	%(c)	08/25/37	17,212	16,878,970
First USA Credit Card Master Trust, Series 1998-6, Class A	Aaa	5.156	%(c)	04/18/11	19,000	19,007,070
Fremont Home Loan Trust, Series 2006-3, Class 2A1	Aaa	4.935	%(c)	02/27/37	2,172	2,128,595
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Aaa	4.925	%(c)	01/25/37	3,763	3,649,060
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	Aaa	4.905	%(c)	08/25/36	1,817	1,750,610
HFC Home Equity Loan Asset Backed Certificates, Series 2005-1, Class A	Aaa	5.239	%(c)	01/20/34	7,661	7,481,697
HFC Home Equity Loan Asset Backed Certificates, Series 2006-4, Class A1V	Aaa	5.019	%(c)	03/20/36	3,324	3,262,313

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
ASSET-BACKED SECURITIES (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

HSI Asset Securitization Corp., Series 2006-HE2, Class 2A1	Aaa	4.915	%(c)	12/25/36	$2,918	$2,810,812
Indymac Residential Asset Backed Trust, Series 2006-E, Class 2A1	Aaa	4.925	%(c)	04/25/37	3,202	3,125,270
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV2	Aaa	4.915	%(c)	10/25/36	27,838	26,872,036
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2	Aaa	4.915	%(c)	08/25/36	1,883	1,842,200
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A2	Aaa	4.945	%(c)	03/01/37	6,940	6,674,408
JPMorgan Mortgage Acquisition Corp., Series 2007-HE-1, Class AV1	Aaa	4.925	%(c)	04/01/37	7,381	7,064,915
Lehman XS Trust, Series 2006-9, Class A1A	Aaa	4.935	%(c)	05/25/46	1,460	1,439,905
Lehman XS Trust, Series 2006-16N, Class A1A	Aaa	4.945	%(c)	11/25/46	5,779	5,631,148
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	5.145	%(c)	10/25/34	127	121,703
Master Asset Backed Securities Trust, Series 2006-HE5, Class A1	Aaa	4.925	%(c)	11/25/36	4,728	4,580,182
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A	Aaa	4.935	%(c)	08/25/36	10,875	10,700,128
Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A	Aaa	4.915	%(c)	10/25/36	1,999	1,945,726
Morgan Stanley ABS Captial I, Series 2006-NC5, Class A2A	Aaa	4.905	%(c)	10/25/36	2,047	2,017,994
Nelnet Student Loan Trust, Series 2006-3, Class A1	Aaa	4.838	%(c)	09/25/12	220	220,124
Newcastle Mortgage Securities Trust, Series 2006-1, Class A1	Aaa	4.935	%(c)	03/25/36	1,482	1,470,938
Park Place Securities, Inc., Series 2004-MCW1, Class A1	Aaa	5.177	%(c)	10/25/34	6,028	4,731,775
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A1A	Aaa	4.945	%(c)	10/25/36	4,623	4,498,002
Residential Asset Securities Corp., Series 2006-KS6, Class A1	Aaa	4.905	%(c)	08/25/36	1,699	1,678,172
Residential Asset Securities Corp., Series 2006-KS8, Class A1	Aaa	4.925	%(c)	10/25/36	776	761,047
Residential Asset Securities Corp., Series 2006-KS9, Class AI1	Aaa	4.935	%(c)	11/25/36	4,489	4,387,628
Residential Asset Securities Corp., Series 2007-KS2, Class AI1	Aaa	4.935	%(c)	02/25/37	12,329	12,068,747
Residential Asset Securities Corp., Series 2007-KS3, Class AI1	Aaa	4.975	%(c)	02/25/30	11,508	11,258,622
Saxon Asset Securities Trust, Series 2006-3, Class A1	Aaa	4.925	%(c)	11/25/36	2,245	2,214,510
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	Aaa	4.925	%(c)	12/25/36	951	896,305
SLC Student Loan Trust, Series 2007-1, Class A1	Aaa	4.849	%(c)	02/15/15	7,843	7,789,069
SLM Student Loan Trust, Series 2003-11, Class A7, 144A
(cost $27,985,664; purchased 03/20/07)(f)(g)	Aaa	3.80%		12/15/38	28,500	27,932,850
SLM Student Loan Trust, Series 2006-3, Class A2	Aaa	5.084	%(c)	01/25/16	1,340	1,340,812
SLM Student Loan Trust, Series 2006-6, Class A1	Aaa	5.074	%(c)	10/25/18	8,074	8,000,815
SLM Student Loan Trust, Series 2007-1, Class A1	Aaa	5.054	%(c)	04/25/12	369	368,937
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1	Aaa	4.915	%(c)	09/01/36	3,006	2,954,750
Soundview Home Equity Loan Trust, Series 2006-NLC1,
Class A1, 144A (cost $1,389,512; purchased 07/27/07)(f)(g)	Aaa	4.925	%(c)	11/25/36	1,393	1,359,151
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	Aaa	4.945	%(c)	06/25/37	8,416	8,253,802
Structured Asset Securities Corp., Series 2006-BC3, Class A2	Aaa	4.915	%(c)	11/25/36	5,518	5,417,987
Wells Fargo Home Equity Trust, Series 2006-3, Class A1	Aaa	4.915	%(c)	01/25/37	3,561	3,493,141

TOTAL ASSET-BACKED SECURITIES
(cost $427,025,737)						417,460,513

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
	(Unaudited)	Rate		Date	(000)#	(Note 2)

BANK LOANS — 1.0%
Chrysler Finco Term (cost $18,952,500; purchased 07/31/07)(f)(g)	BA-(d)	9.00	%(c)	08/03/14	$19,950	$19,147,471
Davita, Inc., Term B1 (cost $2,836,070; purchased 05/31/07-11/23/07), 144A(f)(g)	Ba	6.35	%(c)	10/05/12	2,828	2,719,211
Davita, Inc., Term B1 (cost $192,352; purchased 05/31/07), 144A(f)(g)	Ba	6.49	%(c)	10/05/12	192	184,251
Davita, Inc., Term B1 (cost $288,528; purchased 05/31/07), 144A(f)(g)	Ba	6.52	%(c)	10/05/12	287	276,377
Davita, Inc., Term B1 (cost $2,908,568; purchased 05/31/07, 11/05/07), 144A(f)(g)	Ba	6.74	%(c)	10/05/12	2,905	2,793,128
Davita, Inc., Term B1 (cost $326,999; purchased 05/31/07), 144A(f)(g)	Ba	6.75	%(c)	10/05/12	326	313,227
Kinder Morgan, Inc., Term A (cost $9,011,166; purchased 06/01/07)(f)(g)	Ba	6.23	%(c)	11/24/13	8,978	8,912,979
RH Donnelley, Inc. (cost $45,846; purchased 10/19/07-12/28/07)(f)(g)	BA+(d)	6.59	%(c)	06/30/11	46	44,310
RH Donnelley, Inc. (cost $60,497; purchased 10/19/07)(f)(g)	BA+(d)	6.86	%(c)	06/30/11	60	58,471
RH Donnelley, Inc. Term D (cost $210,031; purchased 05/24/07, 10/19/07)(f)(g)	BA+(d)	6.59	%(c)	06/30/11	210	202,969
RH Donnelley, Inc. Term D (cost $421,998; purchased 05/24/07)(f)(g)	BA+(d)	6.66	%(c)	06/30/11	420	405,937
RH Donnelley, Inc., Term BI (cost $776,222; purchased 12/28/07)(f)(g)	BA+(d)	7.09	%(c)	06/30/11	776	753,323
RH Donnelley, Inc., Term BI (cost $745,685; purchased 05/24/07-10/19/07)(f)(g)	BA+(d)	7.09	%(c)	06/30/11	742	717,474
RH Donnelley, Inc., Term D (cost $72,703; purchased 11/02/07)(f)(g)	BA+(d)	6.46	%(c)	06/30/11	73	70,285
RH Donnelley, Inc., Term D (cost $842,351; purchased 05/24/07, 10/19/07)(f)(g)	BA+(d)	6.50	%(c)	06/30/11	840	811,664
RH Donnelley, Inc., Term D (cost $421,998; purchased 05/24/07)(f)(g)	BA+(d)	6.52	%(c)	06/30/11	420	405,937
RH Donnelley, Inc., Term D (cost $160,491; purchased 05/24/07, 11/02/07)(f)(g)	BA+(d)	6.59	%(c)	06/30/11	160	154,533
RH Donnelley, Inc., Term D (cost $316,499; purchased 05/24/09)(f)(g)	BA+(d)	6.71	%(c)	06/30/11	315	304,453
RH Donnelley, Term D (cost $209,949; purchased 10/19/07)(f)(g)	BA+(d)	6.59	%(c)	06/30/11	210	202,916
SLM Corp. Bridge Loan, 144A (cost $8,258,500; purchased 06/27/07)(f)(g)	Ba	6.00	%(c)	02/16/08	8,300	8,270,142

TOTAL BANK LOANS
(cost $47,118,042)						46,749,058

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.9%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.50%		01/25/34	3,299	3,130,421
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	Aaa	5.132	%(c)	09/25/35	7,246	7,193,166
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	Aaa	4.39	%(c)	02/25/45	1,932	1,861,497
AmeriCredit Automobile Receivables Trust, Series 2007-CM, Class A1	P-1	5.318%		08/06/08	2,982	2,981,573
Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	4.111	%(c)	05/25/35	3,135	3,095,304
Banc of America Funding Corp., Series 2006-J, Class 4A1	AAA(d)	6.144	%(c)	01/20/47	3,207	3,196,822
Banc of America Mortgage Securities, Inc., Series 2003-I, Class 2A5	Aaa	4.15	%(c)	10/25/33	4,256	4,211,537
Banc of America Mortgage Securities, Inc., Series 2004-1, Class 5A1	AAA(d)	6.50%		09/25/33	499	507,725
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1	Aaa	5.66	%(c)	07/25/34	6,442	6,468,610
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	Aaa	5.789	%(c)	01/25/33	535	542,700
SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
COLLATERALIZED	Ratings	Interest		Maturity	Amount	Value
MORTGAGE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class A-1	Aaa	5.608	%(c)	02/25/33	$526	$521,582
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	Aaa	6.534	%(c)	01/25/34	57	57,142
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	Aaa	4.609	%(c)	01/25/34	690	682,658
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	Aaa	5.073	%(c)	11/25/34	11,737	11,720,075
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	Aaa	4.956	%(c)	01/25/35	5,098	5,055,738
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1	Aaa	4.125	%(c)	03/25/35	58,860	58,309,422
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Aaa	4.55	%(c)	08/25/35	67,565	66,290,998
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	Aaa	4.996	%(c)	12/25/33	5,806	5,779,510
Bear Stearns Alt-A Trust, Series 2005-4, Class 3A1	Aaa	5.368	%(c)	05/25/35	4,269	4,149,226
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Aaa	5.527	%(c)	09/25/35	2,167	2,133,825
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	Aaa	5.025	%(c)	02/25/36	5,166	4,907,886
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1	Aaa	4.955	%(c)	05/25/37	3,909	3,884,121
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Aaa	5.684	%(c)	01/26/36	8,325	8,236,600
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Aaa	5.787	%(c)	09/25/37	4,488	4,423,150
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1 (cost $5,371,978; purchased 08/27/07)(f)(g)	NR	5.065	%(c)	01/25/37	5,409	5,353,074
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	Aaa	5.037	%(c)	04/25/33	220	220,545
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	Aaa	5.705	%(c)	07/25/34	5,238	5,192,605
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	Aaa	4.679	%(c)	08/25/35	11,573	11,423,084
Commercial Mortgage Pass-Through Certificate, Series 1999-1, Class A2	Aaa	6.455%		09/15/08	5,121	5,135,643
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Aaa	5.045	%(c)	01/25/46	4,675	4,411,324
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	Aaa	5.25	%(c)	02/20/36	1,188	1,176,325
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3	Aaa	4.801	%(c)	11/25/34	7,316	7,263,426
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	Aaa	4.726	%(c)	02/20/35	13,336	13,261,759
CS First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A (cost $120,904; purchased 07/30/07)(f)(g)	Aaa	5.758	%(c)	03/25/32	121	116,979
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.50%		12/25/42	1,029	1,063,551
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.00%		02/25/44	338	359,181
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.50%		03/25/44	314	336,650
Fannie Mae, Series 1993-70, Class Z	Aaa	6.90%		05/25/23	103	108,597
Fannie Mae, Series 2002-56, Class MC	Aaa	5.50%		09/25/17	235	238,973
Fannie Mae, Series 2003-21, Class M	Aaa	5.00%		02/25/17	1,590	1,595,278
Fannie Mae, Series 2003-25, Class KP	Aaa	5.00%		04/25/33	7,840	7,722,605
Fannie Mae, Series 2003-33, Class PU	Aaa	4.50%		05/25/33	249	242,275
Fannie Mae, Series 2003-122, Class TU	Aaa	4.00%		05/25/16	353	350,931
Fannie Mae, Series 2006-118, Class 1A	Aaa	4.925	%(c)	12/25/36	3,103	3,046,458
Fannie Mae, Series 2007-73, Class A1	Aaa	4.925	%(c)	07/25/37	11,446	11,011,382
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	Aaa	6.063	%(c)	02/25/45	429	428,391
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	4.905	%(c)	11/25/36	18,181	17,939,277
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	AAA	5.372	%(c)	08/25/35	2,382	2,364,009

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
COLLATERALIZED	Ratings	Interest		Maturity	Amount	Value
MORTGAGE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Freddie Mac, Series 2064, Class ZA	Aaa	6.50%		05/15/28	$2,492	$2,580,281
Freddie Mac, Series 2145, Class MZ	Aaa	6.50%		04/15/29	6,808	7,113,591
Freddie Mac, Series 2378, Class PE	Aaa	5.50%		11/15/16	492	500,869
Freddie Mac, Series 2662, Class DG	Aaa	5.00%		10/15/22	1,300	1,289,657
Freddie Mac, Series 2694, Class QH	Aaa	4.50%		03/15/32	1,265	1,223,752
Freddie Mac, Series 2721, Class PE	Aaa	5.00%		01/15/23	525	518,809
Freddie Mac, Series 2724, Class PT	Aaa	3.75%		05/15/16	292	290,042
Freddie Mac, Series 2728, Class TC	Aaa	4.00%		02/15/23	620	616,883
Freddie Mac, Series 2734, Class PG	Aaa	5.00%		07/15/32	909	893,958
Freddie Mac, Series 2737, Class XG	Aaa	4.00%		11/15/22	311	309,784
Freddie Mac, Series 2737, Class YD	Aaa	5.00%		08/15/32	600	592,406
Freddie Mac, Series 2750, Class NB	Aaa	4.00%		12/15/22	841	836,694
Freddie Mac, Series 2759, Class AU	Aaa	3.50%		05/15/19	6	6,210
Freddie Mac, Series 2764, Class LZ	Aaa	4.50%		03/15/34	10,178	8,562,966
Freddie Mac, Series 2950, Class NA	Aaa	4.25%		09/15/24	12,243	12,171,764
Freddie Mac, Series 3149, Class LF	Aaa	5.328	%(c)	05/15/36	3,997	3,983,242
Freddie Mac, Series 3335, Class AF	Aaa	5.178	%(c)	10/15/20	65,634	65,401,262
Freddie Mac, Series 3335, Class BF	Aaa	5.178	%(c)	07/15/19	10,798	10,760,448
Freddie Mac, Series 3335, Class FT	Aaa	5.178	%(c)	08/15/19	49,068	48,897,494
Freddie Mac, Series 3346, Class FA	Aaa	5.258	%(c)	02/15/19	44,470	44,219,669
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	Aaa	4.945	%(c)	10/25/46	5,359	5,247,517
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	Aaa	4.945	%(c)	01/25/47	6,147	6,020,076
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	AAA(d)	4.381	%(c)	10/25/33	6,215	6,162,022
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aaa	5.298	%(c)	06/01/34	3,412	3,402,572
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	AAA(d)	5.251	%(c)	11/25/35	8,099	7,820,434
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	Aaa	5.185	%(c)	05/19/35	1,026	970,194
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	Aaa	5.148	%(c)	07/19/35	6,251	6,175,682
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11	Aaa	5.055	%(c)	12/19/36	8,141	8,044,178
Indymac ARM Trust, Series 2001-H2, Class A2	Aaa	6.408	%(c)	01/25/32	38	37,880
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A	Aaa	4.955	%(c)	11/25/46	3,213	3,132,915
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	Aaa	5.047	%(c)	12/25/34	2,345	2,314,780
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	Aaa	5.023	%(c)	02/25/35	2,594	2,510,590
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A4	Aaa	3.786	%(c)	11/21/34	7,121	7,053,445
Master Asset Backed Securities Trust, Series 2007-HE1, Class A1	Aaa	4.945	%(c)	05/25/37	5,358	5,248,743
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	Aaa	3.88	%(c)	05/25/33	9,307	9,231,423
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	5.075	%(c)	02/25/36	2,136	2,055,339
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	Aaa	5.865	%(c)	10/25/35	858	855,638
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	Aaa	5.115	%(c)	11/25/35	3,583	3,465,633
Prime Mortgage Trust, Series 2004, Class 1A2	AAA(d)	5.265	%(c)	02/25/34	1,059	1,036,019
Prime Mortgage Trust, Series 2004, Class 2A2	AAA(d)	5.265	%(c)	02/25/19	224	223,295
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	Aaa	5.216	%(c)	09/25/35	7,500	7,388,140
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	AAA(d)	9.95%		08/01/17	85	94,735
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	Aaa	5.357	%(c)	01/25/35	8,329	8,275,222
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	Aaa	5.535	%(c)	08/25/35	1,432	1,425,078
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 1A1	Aaa	4.965	%(c)	09/25/36	12,889	12,697,746
Structured Asset Securities Corp., Series 2002-1A, Class 4A	Aaa	6.039	%(c)	02/25/32	95	94,809
Structured Asset Securities Corp., Series 2006-11, Class A1 (cost $5,216,273; purchased 10/24/07)(f)(g)	AAA(d)	5.331	%(c)	10/25/35	5,243	5,195,915

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
COLLATERALIZED	Ratings	Interest		Maturity	Amount	Value
MORTGAGE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	Aaa	4.985	%(c)	08/25/36	$10,876	$10,629,570
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1	Aaa	4.975	%(c)	11/25/11	5,005	4,889,062
Washington Mutual, Inc., Series 2004-CB1, Class 4A	Aaa	6.00%		06/25/34	425	428,798
Washington Mutual, Inc., Series 2005-AR13, Class A1	Aaa	5.155	%(c)	11/25/35	843	791,714
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA, Class A1	Aaa	4.998	%(c)	12/25/34	7,556	7,445,990
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-CC, Class A1	Aaa	4.949	%(c)	01/25/35	9,504	9,398,226
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-17, Class 1A12	AAA(d)	5.25%		01/25/34	39,706	37,067,945
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1	AAA(d)	4.95	%(c)	03/25/36	5,213	5,154,916

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $712,965,423)						712,459,632

CORPORATE OBLIGATIONS — 27.8%
Airlines
United Air Lines, Inc., Equipment Trust,
Series 91C, 144A(g)(i)	NR	10.36%		11/13/12	2,666	111,319
United Air Lines, Inc., Equipment Trust,
Series 91E, 144A(g)(i)	NR	10.36%		11/27/12	234	9,539
United Air Lines, Inc., Pass-Thru Cert.,
Series 91A2(g)(i)	NR	10.02%		03/22/14	754	372,316

						493,174

Automobile Manufacturers — 0.4%
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	5.541	%(c)	03/13/09	9,100	9,036,782
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	5.328	%(c)	08/03/09	5,100	5,065,279
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	5.461	%(c)	03/13/09	3,400	3,381,032

						17,483,093

Automotive Parts — 0.1%
Allison Transmission, Inc., Gtd. Notes, 144A
(cost $5,000,000; purchased 10/11/07)(f)(g)	Caa1	11.00%		11/01/15	5,000	4,550,000

Banking
Export Import Bank China, Unsec’d. Notes, 144A (China)
(cost $592,806; purchased 07/14/05)(f)(g)	A1	4.875%		07/21/15	600	587,426

Beverages — 0.2%
Diageo Capital Co. PLC, Gtd. Notes, MTN (United Kingdom)	A3	4.987	%(c)	11/10/08	8,100	8,085,704

Electric — 0.3%
Ohio Power Co., Unsec’d. Notes	A3	5.424	%(c)	04/05/10	16,030	15,889,529

Financial – Bank & Trust — 8.2%
American Express Bank FSB, Sr. Unsec’d. Notes	Aa3	6.00%		09/13/17	500	502,786
American Express Centurion Bank, Sr. Unsec’d. Notes	Aa3	5.252	%(c)	06/12/09	23,000	22,916,533
American Express Centurion Bank, Sr. Unsec’d. Notes	Aa3	6.00%		09/13/17	500	502,786
American Express Co., Sr. Unsec’d. Notes	A1	6.15%		08/28/17	3,700	3,797,214
ANZ National International Ltd., Bank Gtd. Notes, 144A
(cost $12,201,170; purchased 08/01/06, 09/26/06)(f)(g)	Aa2	4.938	%(c)	08/07/09	12,200	12,164,559
Bank of America Corp., Notes, MTN	Aa1	5.056	%(c)	09/18/09	6,000	5,991,234
Bank of America Corp., Sr. Unsec’d. Notes	Aa1	4.875	%(c)	11/06/09	3,700	3,687,065
Bank of America NA, Sr. Notes	Aaa	4.966	%(c)	12/18/08	500	499,665
Bank of America NA, Sub. Notes	Aa1	6.00%		10/15/36	1,900	1,817,207
Bank of Ireland, Sr. Unsec’d. Notes, MTN (Ireland)	Aa2	5.016	%(c)	12/18/09	15,900	15,854,224
Bank of Scotland PLC, Bank Gtd. Notes, 144A (United
Kingdom) (cost $8,400,000; purchased 07/11/06)(f)(g)	Aa1	5.254	%(c)	07/17/09	8,400	8,388,433

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Financial – Bank & Trust (cont’d.)
Barclays Bank PLC, Sr. Unsub. Notes	Aa1	5.45%		09/12/12		$63,200	$64,738,162
China Development Bank, Unsec’d. Notes (China)	A1	5.00%		10/15/15		600	591,826
Citigroup Funding, Inc., Gtd. Notes MTN	Aa3	4.858	%(c)	06/26/09		5,400	5,317,040
Citigroup Funding, Inc., Gtd. Notes, MTN	Aa3	4.896	%(c)	04/23/09		5,500	5,466,565
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	6.00%		08/15/17		3,700	3,774,881
Credit Agricole SA, Sr. Unsec’d. Notes, 144A (France)
(cost $6,100,000; purchased 05/23/07)(f)(g)	Aa1	5.053	%(c)	05/28/09		6,100	6,102,416
Credit Agricole SA, Sr. Unsec’d. Notes, 144A (France)
(cost $7,000,000; purchased 05/23/07)(f)(g)	Aa1	5.103	%(c)	05/28/10		7,000	6,997,970
DBS Bank Ltd., Sub. Notes, 144A (Singapore)
(cost $1,000,000; purchased 05/11/07)(f)(g)	Aa2	5.098	%(c)	05/16/17		1,000	941,620
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	6.00%		09/01/17		11,000	11,406,703
DnB Nor Bank ASA, Sr. Notes, 144A (Norway)
(cost $5,401,382; purchased 11/14/06)(f)(g)	Aa1	5.313	%(c)	10/13/09		5,400	5,402,592
Export-Import Bank of Korea, Notes (Korea)	Aa3	5.214	%(c)	06/01/09		8,700	8,713,189
FleetBoston Financial Corp., Sub. Notes	Aa2	7.375%		12/01/09		20,000	20,842,560
General Electric Capital Corp., Sub. Notes, 144A	Aa1	5.50	%(c)	09/15/47	EUR	33,000	46,678,521
Goldman Sachs Group, Inc. (The), Sr. Notes	Aa3	6.25%		09/01/17		16,400	17,060,920
HBOS PLC, Sub. Notes, 144A (United Kingdom)
(cost $700,000; purchased 09/22/05)(f)(g)	A1	5.92	%(c)	09/29/49		700	610,557
HSBC Bank USA, Sr. Notes	Aa2	5.286	%(c)	06/10/09		3,300	3,287,480
HSBC Finance Corp., Notes, MTN	Aa3	5.281	%(c)	12/05/08		4,800	4,788,624
HSBC Finance Corp., Sr. Notes	Aa3	5.24	%(c)	10/21/09		4,200	4,180,134
HSBC Finance Corp., Sr. Unsec’d. Notes	Aa3	5.121	%(c)	09/15/08		16,200	16,192,289
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%		05/02/36		5,100	4,958,092
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%		09/15/37		3,700	3,586,147
Morgan Stanley, Sr. Notes, MTN	Aa3	6.25%		08/28/17		20,900	21,247,003
RBS Capital Trust I, Bank Gtd. Notes	Aa3	4.709	%(c)	12/29/49		3,200	2,879,341
Residential Capital LLC, Gtd. Notes	Ba3	7.615	%(c)	05/22/09		8,100	5,751,000
Resona Bank Ltd., Notes, 144A (Japan)
(cost $899,370; purchased 09/08/05)(f)(g)	A2	5.85	%(c)	09/29/49		900	836,687
Royal Bank of Scotland Group PLC, Jr. Sub. Notes, MTN
(United Kingdom)	Aa3e	7.64	%(c)	03/31/49		5,200	5,346,084
Royal Bank of Scotland PLC, Notes, 144A (United Kingdom)
(cost $4,002,320; purchased 01/03/06)(f)(g)	Aaa	5.23	%(c)	07/21/08		4,000	3,998,752
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A
(Spain) (cost $10,200,000; purchased 11/21/06)(f)(g)	Aa1	5.201	%(c)	11/20/09		10,200	10,074,550
State Street Capital Trust IV, Gtd. Notes	A1	5.991	%(c)	06/15/37		1,100	853,383
VTB Capital SA, Sr. Notes, 144A (Luxembourg)
(cost $5,500,000; purchased 10/27/06)(f)(g)	A2	5.494	%(c)	08/01/08		5,500	5,445,000
Wells Fargo & Co., Notes, MTN	Aa1	5.186	%(c)	03/10/08		7,110	7,114,337
Wells Fargo & Co., Unsec’d. Notes	Aa1	5.091	%(c)	09/15/09		8,300	8,242,498
Westpac Banking Corp., Sr. Unsec’d. Notes	Aa1	5.212	%(c)	06/06/08		3,800	3,798,358

							393,346,987

Financial Services — 13.9%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	Aa3	5.285	%(c)	03/02/09		6,000	5,982,942
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	Aa3	5.303	%(c)	11/09/09		9,100	8,946,192
American Honda Finance Corp., Bonds, MTN, 144A
(cost $13,612,920; purchased 03/07/07)(f)(g)	Aa3	5.206	%(c)	03/09/09		13,600	13,603,917
Bear Stearns & Co., Inc., Notes, MTN	A2	4.92	%(c)	03/30/09		5,600	5,457,984
Bear Stearns & Co., Inc., Sr. Notes, MTN	A2	5.025	%(c)	05/18/10		18,800	17,765,060
Bear Stearns & Co., Inc., Sr. Unsec’d. Notes MTN	A2	5.072	%(c)	08/21/09		23,200	22,340,742
Bear Stearns Cos., Inc., Notes, MTN	A2	5.494	%(c)	07/16/09		3,200	3,073,661
C8 Capital SPV Ltd., Notes, 144A (Mexico)
(cost $27,700,000; purchased 02/06/07)(f)(g)	BBB-(d)	6.64	%(c)	02/28/49		27,700	26,249,628
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	4.965	%(c)	05/18/09		13,300	13,263,079
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.293	%(c)	10/09/09		22,100	21,905,255

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Financial Services (cont’d.)
CCCA LLC
(cost $327,974; purchased 05/21/02)(f)(g)	AAA(d)	7.80%		10/15/08	$300	$304,191
CIT Group, Inc., Notes	A2	5.091	%(c)	12/19/08	5,100	4,813,967
CIT Group, Inc., Sr. Notes	A2	5.134	%(c)	01/30/09	5,200	4,885,104
CIT Group, Inc., Sr. Notes, MTN	A2	5.019	%(c)	08/15/08	6,000	5,952,972
CIT Group, Inc., Sr. Notes, MTN	A2	5.025	%(c)	08/17/09	5,500	5,105,897
Citigroup Funding, Inc., Gtd. Notes, MTN	Aa3	5.136	%(c)	12/08/08	2,100	2,082,673
Citigroup Global Markets Holdings, Inc., Sr. Unsec’d. Notes, MTN	Aa3	5.091	%(c)	03/17/09	5,100	5,054,518
Citigroup, Inc., Gtd. Notes	A1e	8.30	%(c)	12/21/49	9,400	9,815,395
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	4.873	%(c)	12/28/09	8,100	7,952,483
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	4.898	%(c)	12/26/08	7,300	7,269,318
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	5.024	%(c)	01/30/09	3,000	2,975,328
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	5.286	%(c)	06/09/09	10,459	10,378,675
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	5.30%		10/17/12	2,400	2,431,224
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	5.50%		08/27/12	5,900	6,017,080
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	5.85%		07/02/13	1,600	1,647,198
Citigroup, Inc., Sub. Notes	A1	6.125%		08/25/36	11,000	10,411,390
Credit Suisse First Boston USA, Inc., Gtd. Notes	Aa1	5.069	%(c)	08/15/10	36,200	35,803,863
Enel Finance International SA, Gtd. Notes, 144A
(Luxembourg) (cost $22,041,435; purchased 09/13/07)(f)(g)	A2	6.80%		09/15/37	22,100	22,203,980
Ford Motor Credit Co. LLC, Unsec’d. Notes	B1	7.375%		10/28/09	5,400	5,082,728
Ford Motor Credit Co., Notes	B1	7.875%		06/15/10	160	147,627
Ford Motor Credit Co., Sr. Notes Sr. Notes	B1	5.80%		01/12/09	4,400	4,176,458
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	5.095	%(c)	10/26/09	9,200	9,177,534
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	5.303	%(c)	10/06/10	8,600	8,526,470
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.284	%(c)	01/05/09	10,000	9,988,450
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	4.939	%(c)	08/15/11	7,200	7,074,295
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.25	%(c)	01/20/10	15,600	15,416,154
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.28	%(c)	10/21/10	8,900	8,896,155
General Electric Capital Corp., Sub. Notes, 144A
(cost $33,100,000; purchased 11/06/07)(f)(g)	Aa1	6.375	%(c)	11/15/49	33,100	34,175,154
General Motors Acceptance Corp. LLC, Unsub. Notes, MTN	Ba3	6.034	%(c)	09/23/08	4,000	3,864,276
General Motors Acceptance Corp., Sr. Unsub. Notes	Ba3	6.00%		12/15/11	1,000	838,680
Goldman Sachs Group, Inc. (The), Bonds	Aa3	4.924	%(c)	12/23/08	2,300	2,293,298
Goldman Sachs Group, Inc. (The), Notes, MTN	Aa3	4.969	%(c)	11/10/08	5,700	5,687,107
Goldman Sachs Group, Inc. (The), Notes, MTN	Aa3	4.974	%(c)	12/22/08	21,300	21,239,998
Goldman Sachs Group, Inc. (The), Notes, MTN	Aa3	5.111	%(c)	07/29/08	2,500	2,496,685
Goldman Sachs Group, Inc. (The), Notes, MTN	Aa3	5.481	%(c)	07/23/09	4,640	4,635,620
Goldman Sachs Group, Inc. (The), Sr. Notes, MTN	Aa3	4.958	%(c)	11/16/09	3,900	3,828,349
Goldman Sachs Group, Inc. (The), Sub. Notes	A1	5.625%		01/15/17	5,400	5,273,510
John Deere Capital Corp., Notes, MTN	A2	5.293	%(c)	07/15/08	5,300	5,297,106
JPMorgan Chase & Co., Sr. Notes	Aa2	6.00%		01/15/18	5,500	5,595,612
JPMorgan Chase & Co., Sr. Notes, MTN	Aa2	4.915	%(c)	05/07/10	10,000	9,925,750
JPMorgan Chase Bank NA, Sub. Notes	Aa1	6.00%		10/01/17	11,800	12,000,848
JPMorgan Chase Capital XX, Gtd. Notes	Aa3	6.55%		09/29/36	1,000	902,286
Lehman Brothers Holdings, Inc., Notes	A1	4.934	%(c)	12/23/08	2,300	2,260,813
Lehman Brothers Holdings, Inc., Sr. Notes	A1	4.978	%(c)	11/16/09	14,300	13,930,845
Lehman Brothers Holdings, Inc., Sr. Notes, MTN	A1	4.905	%(c)	11/24/08	16,490	16,234,207
Lehman Brothers Holdings, Inc., Sr. Notes, MTN	A1	5.129	%(c)	11/10/09	3,500	3,397,951
Lehman Brothers Holdings, Inc., Sr. Notes, MTN	A1	5.17	%(c)	05/25/10	5,800	5,575,401
Lehman Brothers Holdings, Inc., Sr. Notes, MTN	A1	5.32	%(c)	04/03/09	2,300	2,249,352
Lehman Brothers Holdings, Inc., Sr. Notes, MTN	A1	5.429	%(c)	07/18/11	3,900	3,698,179
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN	A1	6.20%		09/26/14	2,600	2,648,017
Longpoint Re Ltd., Notes, 144A (cost $3,100,000;
purchased 04/27/07)(f)(g)	BB+(d)	10.241	%(c)	05/08/10	3,100	3,166,495
Merrill Lynch & Co., Inc., Notes	A1	4.96	%(c)	08/14/09	5,100	4,990,921
Merrill Lynch & Co., Inc., Notes	A1	5.191	%(c)	10/23/08	6,900	6,806,974

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Financial Services (cont’d.)
Merrill Lynch & Co., Inc., Notes, MTN	A1	5.284	%(c)	07/25/11	$6,900	$6,428,164
Merrill Lynch & Co., Inc., Sr. Unsec’d.Notes	A1	4.948	%(c)	05/08/09	6,400	6,227,315
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A1	6.40%		08/28/17	18,800	19,100,010
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	5.074	%(c)	01/30/09	7,100	7,051,755
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	5.211	%(c)	12/04/09	4,900	4,750,408
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A1	6.05%		08/15/12	3,600	3,669,102
Morgan Stanley, Sr. Notes	Aa3	4.972	%(c)	11/21/08	4,600	4,566,342
MUFG Capital Finance 1 Ltd., Bank Gtd. Notes (Cayman Islands)	A2	6.346	%(c)	07/29/49	900	852,421
Mystic Re Ltd., Notes, 144A (cost $3,000,000; purchased
05/23/07)(f)(g)	B+(d)	15.081	%(c)	06/07/11	3,000	3,161,870
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A
(cost $5,600,000; purchased 09/06/06)(f)(g)	Aa1	5.181	%(c)	09/11/09	5,600	5,594,126
Phoenix Quake Ltd., Sec’d. Notes, 144A (cost $1,200,000;
purchased 06/18/03)(f)(g)	Baa3	7.68	%(c)	07/03/08	1,200	1,201,200
Phoenix Quake Wind Ltd., Sec’d. Notes, 144A
(cost 1,200,000; purchased 06/18/03)(f)(g)	Baa3	7.68	%(c)	07/03/08	1,200	1,199,640
Phoenix Quake Wind Ltd., Sec’d. Notes, 144A
(cost $550,000; purchased 06/18/03)(f)(g)	B3	8.73	%(c)	07/03/08	550	536,140
Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A
(Spain) (cost $19,785,765; purchased
10/18/07-11/01/07)(f)(g)	Aa2	6.671	%(c)	10/29/49	19,800	19,853,222
SLM Corp., Notes, MTN	Baa1	5.164	%(c)	01/25/08	5,500	5,492,965
SLM Corp., Unsec’d. Notes, MTN	Baa1	5.224	%(c)	07/27/09	22,000	20,694,762
SMFG Preferred Capital, Sub. Notes, 144A (Cayman Islands)
(cost $4,600,000; purchased 12/13/06)(f)(g)	A2	6.078	%(c)	12/25/49	4,600	4,237,612
TNK-BP Finance SA, Sr. Unsec’d. Notes, 144A (Luxembourg)
(cost $1,498,140; purchased 03/13/07)(f)(g)	Baa2	6.125%		03/20/12	1,500	1,428,750
UBS Preferred Funding Trust V, Gtd. Notes	Aa2	6.243	%(c)	05/29/49	8,100	7,799,158
UFJ Finance Aruba AEC, Bank Gtd. Notes	Aa3	6.75%		07/15/13	400	434,548
ZFS Finance USA Trust IV, Jr. Sub. Notes, 144A
(cost $3,199,040; purchased 05/30/07)(f)(g)	Baa2	5.875	%(c)	05/09/32	3,200	2,982,816

						662,455,347

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes	Aa2	5.05%		10/01/15	800	772,579
American International Group, Inc., Sr. Unsec’d. Notes, 144A
(cost $4,400,572; purchased 07/18/06)(f)(g)	Aa2	5.078	%(c)	06/16/09	4,400	4,397,492
Residental Reinsurance 2007 Ltd., Notes, 144A
(cost $1,700,000; purchased 05/16/07)(f)(g)	B(d)	15.374	%(c)	06/07/10	1,700	1,763,699

						6,933,770

Machinery & Equipment — 0.2%
Siemens Financieringsmat, Gtd. Notes, 144A
(cost $7,403,330; purchased 09/20/06)(f)(g)	A1	4.92	%(c)	08/14/09	7,400	7,402,057

Media — 0.8%
Comcast Corp., Gtd. Notes	Baa2	6.45%		03/15/37	1,600	1,629,089
Time Warner, Inc., Gtd. Notes	Baa2	5.109	%(c)	11/13/09	24,326	23,727,532
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	A2	5.246	%(c)	09/10/09	15,170	15,098,352

						40,454,973

Medical Supplies & Equipment — 0.4%
Amgen, Inc., Sr. Unsec’d.Notes, 144A (cost $14,400,000;
purchased 05/24/07)(f)(g)	A2	5.133	%(c)	11/28/08	14,400	14,382,605
AstraZeneca PLC, Sr. Unsub. Notes (United Kingdom)	A1	5.90%		09/15/17	2,700	2,835,149
AstraZeneca PLC, Sr. Unsub. Notes (United Kingdom)	A1	6.45%		09/15/37	2,700	2,958,325

						20,176,079

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Metals & Mining — 0.1%
Codelco, Inc., Unsec’d. Notes, 144A (cost $695,072;
purchased 10/19/06)(f)(g)	Aa3	6.15%		10/24/36	$700	$691,361
Vale Overseas Ltd., Gtd. Notes	Baa3	6.25%		01/23/17	1,200	1,203,726
Vale Overseas Ltd., Gtd. Notes	Baa3	6.875%		11/21/36	1,200	1,213,933

						3,109,020

Oil & Gas — 0.8%
BP AMI Leasing, Inc., Gtd. Notes, 144A (cost $6,400,000;
purchased 06/21/07)(f)(g)	Aa1	4.868	%(c)	06/26/09	6,400	6,403,994
Citigroup Global Markets Deutschland AG for OAO
Gazprom, Unsec’d. Notes (Germany)	A3	10.50%		10/21/09	6,400	6,937,280
El Paso Corp., Sr. Notes, MTN	Ba3	7.75%		01/15/32	9,500	9,643,231
Gaz Capital SA, Sr. Notes, 144A (cost $1,100,000;
purchased 11/17/06)(f)(g)	A3	6.212%		11/22/16	1,100	1,055,340
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A
(cost 6,700,000; purchased 12/14/07)(f)(g)	Baa3	6.514%		12/15/12	6,700	6,802,657
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.50%		02/15/08	400	401,000
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands)
(cost $528,385; purchased 07/14/05)(f)(g)	Baa1	5.265%		06/15/11	528	522,361
Ras Laffan Liquefied Natural Gas Co.Ltd.II, Bonds, 144A
(cost $1,600,000; purchased 08/04/05)(f)(g)	Aa2	5.298%		09/30/20	1,600	1,552,896
Transocean, Inc., Sr. Unsec’d. Notes	Baa2	5.341	%(c)	09/05/08	5,200	5,174,073

						38,492,832

Real Estate — 0.2%
WEA Finance LLC/WCI Finance LLC, Sr. Notes, 144A
(Australia) (cost $12,302,011; purchased 09/21/06)(f)(g)	A2	5.70%		10/01/16	12,330	11,794,077

Retail & Merchandising — 0.8%
Kimberly-Clark Corp., Sr. Notes	A2	5.06	%(c)	07/30/10	11,800	11,777,344
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.50%		07/01/15	20,000	19,176,740
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.891	%(c)	06/16/08	5,600	5,601,428

						36,555,512

Telecommunications — 1.3%
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.978	%(c)	02/05/10	3,700	3,666,926
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.08	%(c)	11/14/08	3,400	3,395,332
BellSouth Corp., Sr. Unsec’d. Notes	A2	4.969	%(c)	08/15/08	8,400	8,386,585
BellSouth Corp., Sr. Unsec’d. Notes, 144A (cost $5,738,056;
purchased 04/18/07)(f)(g)	A2	4.24%		04/26/21	5,800	5,779,363
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)	A3	5.064	%(c)	03/23/09	16,800	16,724,820
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%		02/15/11	153	150,705
Qwest Corp., Debs.	Ba1	7.20%		11/10/26	8,950	8,435,375
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.819	%(c)	07/18/11	6,900	6,761,807
Telefonica Emisiones SAU, Gtd. Notes (Spain)	Baa1	5.226	%(c)	06/19/09	6,700	6,650,829
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.25%		12/01/10	900	964,738

						60,916,480

TOTAL CORPORATE OBLIGATIONS
(cost $1,342,401,786)						1,328,726,060

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
FOREIGN GOVERNMENT BONDS — 0.7%	(Unaudited)	Rate		Date		(000)#	(Note 2)

Korea Development Bank Notes (Korea)	Aa3	5.38	%(c)	04/03/10		$24,700	$24,621,306
Republic of Brazil Bonds (Brazil)	Ba1	10.25%		01/10/28	BRL	6,400	3,451,685
Republic of Peru Notes	NR	9.125%		01/15/08		2,600	2,600,000
Republic of South Africa Notes (South Africa)	Baa1	5.875%		05/30/22		800	808,320

TOTAL FOREIGN GOVERNMENT BONDS
(cost $31,739,819)							31,481,311

MUNICIPAL BONDS — 0.3%
Illinois
State of Illinois General Obligation Bonds	Aa3	4.95%		06/01/23		570	554,143

Nevada
Truckee Meadows Water Authority Revenue Bonds,
Series A (cost $70,655; purchased 12/16/05)(f)(g)	Aaa	7.281%		07/01/36		32	34,361
Truckee Meadows Water Authority Revenue Bonds Series A(l)	Aaa	5.00	%(e)	07/01/36		100	103,217

							137,578

New Jersey — 0.1%
City of Trenton General Obligation Bond (FSA Insured)	Aaa	4.80%		04/01/14		990	991,158
Jersey City Municipal Utility Authority Water Revenue Bond,
Series A (MBIA Insured)	Aaa	4.81%		05/15/14		1,000	1,001,250

							1,992,408

New Mexico
Jicarilla New Mexico Apache Nation Revenue Bonds	NR	3.85%		12/01/08		220	218,695

Oregon
Portland Oregon River District Urban Renewal and
Redevelopment Revenue Bonds, Series B (AMBAC Insured)	Aaa	3.35%		06/15/10		1,020	1,001,283

Wisconsin — 0.2%
Badger Tobacco Asset Securitization Corp. Revenue Bond	Baa3	6.00%		06/01/17		10,100	10,259,479
Wisconsin State General Revenue Bond	Aaa	5.70%		05/01/26		510	523,311

							10,782,790

TOTAL MUNICIPAL BONDS
(cost $14,452,663)							14,686,897

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 62.2%
Federal Home Loan Mortgage Corp.		5.00%		10/01/18-09/01/35		4,674	4,664,632
Federal Home Loan Mortgage Corp.		5.50%		01/01/34-02/01/36		2,617	2,614,949
Federal Home Loan Mortgage Corp.		5.50%		TBA		77,500	77,282,070
Federal Home Loan Mortgage Corp.		6.00%		02/01/16-11/01/37		99,011	100,496,061
Federal Home Loan Mortgage Corp.		6.00%		TBA		71,000	72,042,848
Federal National Mortgage Assoc.		4.50%		09/01/33		201	190,110
Federal National Mortgage Assoc.		4.669	%(c)	05/25/35		800	806,460
Federal National Mortgage Assoc.		4.857	%(c)	08/01/35		6,438	6,485,823
Federal National Mortgage Assoc.		5.00%		10/01/08-10/01/37		276,587	272,487,595
Federal National Mortgage Assoc.		5.00%		TBA		3,000	3,002,814
Federal National Mortgage Assoc.		5.00%		TBA		5,000	4,875,000
Federal National Mortgage Assoc.		5.00%		TBA		166,300	162,246,438
Federal National Mortgage Assoc.		5.50%		08/01/16-10/01/37		687,247	686,936,346
Federal National Mortgage Assoc.		5.50%		TBA		358,100	357,652,375
Federal National Mortgage Assoc.		5.50%		TBA		15,000	14,971,875
Federal National Mortgage Assoc.		5.588	%(c)	08/01/29		160	161,422
Federal National Mortgage Assoc.		5.633	%(c)	01/01/28		126	127,006
Federal National Mortgage Assoc.		5.641	%(c)	05/01/36		9,485	9,546,374

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

U.S. GOVERNMENT AGENCY				Principal
	Interest		Maturity	Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)	Rate		Date	(000)#	(Note 2)

Federal National Mortgage Assoc.	5.655	%(c)	11/01/35	$3,014	$3,008,980
Federal National Mortgage Assoc.	6.00%		05/01/11-01/01/38	682,761	693,617,241
Federal National Mortgage Assoc.	6.00%		TBA	436,500	443,183,688
Federal National Mortgage Assoc.	6.063	%(c)	06/01/43	4,154	4,151,364
Federal National Mortgage Assoc.	6.50%		09/01/16-10/01/37	8,390	8,626,178
Federal National Mortgage Assoc.	6.50%		TBA	16,200	16,650,554
Federal National Mortgage Assoc.	6.557	%(c)	01/01/24	4	3,728
Government National Mortgage Assoc.	5.625	%(c)	08/20/23-07/20/30	1,309	1,315,244
Government National Mortgage Assoc.	5.75	%(c)	01/20/32-02/20/32	2,577	2,602,039
Government National Mortgage Assoc.	6.00%		10/15/31-05/15/37	13,755	14,084,596
Government National Mortgage Assoc.	6.125	%(c)	10/20/23-11/20/29	2,136	2,163,415
Government National Mortgage Assoc.	6.375	%(c)	03/20/17-05/20/30	1,997	2,022,450
Government National Mortgage Assoc.	7.00%		02/15/24	9	9,541

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(cost $2,958,062,783)					2,968,029,216

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Small Business Administration	4.875%		09/10/13	10,164	10,205,517
Small Business Administration	5.13%		09/01/23	1,213	1,223,846
Small Business Administration	5.51%		11/01/27	22,088	22,578,077
Small Business Administration	5.52%		06/01/24	7,976	8,196,668
Small Business Administration	6.344%		08/01/11	2,803	2,875,232
Small Business Administration	7.449%		08/01/10	215	219,928

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $44,459,058)					45,299,268

U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Inflationary Bonds, TIPS	2.00%		01/15/14	4,000	4,671,807
U.S. Treasury Inflationary Bonds, TIPS	2.00%		01/15/26	5,900	6,185,642
U.S. Treasury Inflationary Bonds, TIPS	2.375%		04/15/11	500	548,607
U.S. Treasury Inflationary Bonds, TIPS	2.375%		01/15/25	5,000	5,818,393
U.S. Treasury Inflationary Bonds, TIPS	2.375%		01/15/27	26,600	29,143,850
U.S. Treasury Inflationary Bonds, TIPS	2.625%		07/15/17	2,600	2,828,082
U.S. Treasury Inflationary Bonds, TIPS	3.625%		04/15/28	1,000	1,636,549

TOTAL U.S. TREASURY OBLIGATIONS
(cost $50,235,991)					50,832,930

				Shares

COMMON STOCK
Airlines
UAL Corp.*
(cost $39)				1	36

TOTAL LONG-TERM INVESTMENTS
(cost $5,628,461,341)					5,615,724,921

SHORT-TERM INVESTMENTS — 2.9%
COMMERCIAL PAPER — 0.7%
				Principal
				Amount
				(000)#

Fortis Funding LLC (cost $35,792,044; purchased 12/31/07)(f)(g)
(cost $35,796,022)	4.00%		01/02/08	$35,800	35,796,022

				Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 0.5%
Dryden Core Investment Fund – Taxable Money Market Series
(cost $23,730,392)(w)(Note 4)				23,730,392	23,730,392

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

			Principal
	Interest	Maturity	Amount	Value
U.S. TREASURY OBLIGATIONS(k)(n) — 0.7%	Rate	Date	(000)#	(Note 2)

U.S. Treasury Bills	2.91%	03/13/08	$7,675	$7,628,451
U.S. Treasury Bills	2.955%	03/13/08	7,445	7,399,846
U.S. Treasury Bills	2.98%	03/13/08	12,935	12,856,549
U.S. Treasury Bills	2.985%	03/13/08	3,500	3,478,773
U.S. Treasury Bills	3.20%	02/28/08	265	263,783

TOTAL U.S. TREASURY OBLIGATIONS
(cost $31,632,013)				31,627,402

			Contracts/
			Notional
			Amount
			(000)#

OUTSTANDING OPTIONS PURCHASED* — 1.0%
Call Options — 1.0%
Swap on 3 Month LIBOR,
expiring 02/01/2008 @ 4.75%			105,000	802,369
expiring 02/01/2008 @ 5.00%			192,000	4,537,045
expiring 03/31/2008 @ 4.75%			1,180,500	24,141,685
expiring 03/31/2008 @ 4.75%			138,900	2,840,559
expiring 09/26/2008 @ 4.75%			292,000	6,190,660
expiring 12/15/2008 @ 4.75%			96,000	1,981,208
expiring 12/15/2008 @ 5.00%			204,000	4,983,973
expiring 02/02/2009 @ 5.20%			124,000	3,334,511

				48,812,010

Put Options
Eurodollar Futures,
expiring 03/17/2008, Strike Price $91.75			5,864,000	36,650
expiring 03/17/2008, Strike Price $92.25			1,669,000	10,431
expiring 03/17/2008, Strike Price $92.50			1,901,000	11,881
expiring 03/17/2008, Strike Price $92.75			1,567,000	9,794
expiring 03/17/2008, Strike Price $93.00			1,467,000	9,169
UK 3 Month LIBOR,
expiring 09/17/2008, Strike Price $92.50			319,000	7,938

				85,863

TOTAL OUTSTANDING OPTIONS PURCHASED
(cost $12,077,026)				48,897,873

TOTAL SHORT-TERM INVESTMENTS
(cost $103,235,453)				140,051,689

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN—120.5%
(cost $5,731,696,794; Note 6)				5,755,776,610

OUTSTANDING OPTIONS WRITTEN — (0.8)%
Call Options — (0.8)%
5 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $111.00			28,400	(204,125)
10 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $111.00			10,500	(218,859)
expiring 02/22/2008, Strike Price $112.00			12,800	(274,000)
expiring 02/22/2008, Strike Price $114.00			53,600	(603,000)
Swap on 3 Month LIBOR,
expiring 02/01/2008 @ 4.90%			23,000	(771,460)
expiring 02/01/2008 @ 5.10%			83,000	(3,507,940)
expiring 03/31/2008 @ 4.90%			60,000	(2,118,923)
expiring 03/31/2008 @ 4.90%			463,700	(16,375,742)
expiring 03/31/2008 @ 4.95%			50,000	(1,861,896)
expiring 09/26/2008 @ 4.95%			127,000	(4,704,716)
expiring 12/15/2008 @ 5.00%			32,000	(1,276,591)
expiring 12/15/2008 @ 5.20%			68,000	(3,256,034)
expiring 02/02/2009 @ 5.45%			54,000	(2,783,146)

				(37,956,432)

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Contracts/
	Notional
	Amount	Value
	(000)#	(Note 2)

Put Options
5 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $109.00	$28,400	$(124,250)
10 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $110.00	53,600	(134,000)

		(258,250)

TOTAL OUTSTANDING OPTIONS WRITTEN
(premium received $12,879,245)		(38,214,682)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 119.7%
(cost $5,718,817,549; Note 6)(o)		5,717,561,928
Other liabilities in excess of other assets(x) — (19.7)%		(942,073,159)

NET ASSETS — 100.0%		$4,775,488,769

The following abbreviations are used in portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AMBAC	American Municipal Bond Assurance Corporation
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance Company
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard &
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AED	United Arab Emirates
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLZ	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at December 31, 2007.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $378,702,864.The aggregate value of $384,861,560 is approximately 8.1% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

(k)	Securities segregated as collateral for futures contracts.
(l)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amounts of the inverse floaters and the floating rate notes (included in liabilities) are $33,333 and 66,667, respectively.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2007, 3 securities representing $493,174 and 0.01% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at December 31, 2007:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2007	(Depreciation)

Long Positions:
5,977	90 Day Euro Dollar	Jun 08	$1,422,940,301	$1,438,290,338	$15,350,037
3,536	90 Day Euro Dollar	Sep 08	839,904,900	853,148,400	13,243,500
8,858	90 Day Euro Dollar	Dec 08	2,111,688,662	2,139,871,350	28,182,688
5,599	90 Day Euro Dollar	Mar 09	1,337,274,213	1,352,578,425	15,304,212
1,469	90 Day Euro Dollar	Jun 09	350,242,763	354,432,975	4,190,212
1,217	90 Day Euro Dollar	Sep 09	289,897,137	293,144,875	3,247,738
1,193	90 Day Pound Sterling	Mar 08	279,360,437	280,284,706	924,269
2,789	90 Day Pound Sterling	Jun 08	654,903,341	657,401,988	2,498,647
1,092	90 Day Pound Sterling	Sep 08	255,697,797	258,050,104	2,352,307
403	90 Day Pound Sterling	Dec 08	94,199,655	95,403,247	1,203,592
648	90 Day Pound Sterling	Mar 09	151,663,407	153,547,854	1,884,447
233	90 Day Pound Sterling	Jun 09	54,529,956	55,205,082	675,126
431	10 Year U.S. Treasury Note	Mar 08	48,561,968	48,871,359	309,391

					89,366,166

Short Positions:
646	2 Year U.S. Treasury Note	Mar 08	135,345,622	135,821,500	(475,878)
1,108	5 Year U.S. Treasury Note	Mar 08	121,684,937	122,191,625	(506,688)

					(982,566)

					$88,383,600

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/24/08	AUD	11,717	$10,276,980	$10,273,950	$(3,030)
Expiring 02/07/08	AUD	2,300	1,967,561	2,015,332	47,771
Brazilian Real,
Expiring 03/04/08	BRL	276,392	140,572,482	153,805,870	13,233,388
Expiring 07/02/08	BRL	51,512	27,753,215	28,160,415	407,200
Canadian Dollar,
Expiring 01/31/08	CAD	79	80,533	80,077	(456)
Chilean Peso,
Expiring 03/13/08	CLP	525,447	997,337	1,053,539	56,202
Chinese Yuan,
Expiring 01/10/08	CNY	17,085	2,315,928	2,342,160	26,232
Indian Rupee,
Expiring 05/12/08	INR	1,017,282	24,204,472	25,658,991	1,454,519
Expiring 08/12/08	INR	986,271	24,919,100	24,792,748	(126,352)
Indonesian Rupiah,
Expiring 05/27/08	IDR	24,872,400	2,820,000	2,617,474	(202,526)

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Japanese Yen,
Expiring 02/07/08	JPY	492,578	$4,437,680	$4,428,119	$(9,561)
Kuwaiti Dinar,
Expiring 05/27/08	KWD	287	1,050,145	1,055,747	5,602
Malaysian Ringgit,
Expiring 05/21/08	MYR	32,826	9,794,000	9,963,878	169,878
Mexican Peso,
Expiring 03/13/08	MXP	283,869	25,882,059	25,876,254	(5,805)
Expiring 07/10/08	MXP	97,841	8,778,555	8,819,734	41,179
New Zealand Dollar,
Expiring 01/03/08	NZD	1,724	1,293,690	1,326,220	32,530
Expiring 02/14/08	NZD	1,724	1,327,652	1,327,652	—
Philippines Peso,
Expiring 05/19/08	PHP	393,649	8,581,000	9,488,790	907,790
Polish Zloty,
Expiring 03/13/08	PLZ	32,598	12,633,103	13,234,323	601,220
Expiring 07/10/08	PLZ	46,980	17,353,391	18,975,395	1,622,004
Russian Ruble,
Expiring 01/11/08	RUB	687,920	27,120,441	28,033,437	912,996
Expiring 07/10/08	RUB	434,180	17,262,308	17,630,581	368,273
Expiring 11/19/08	RUB	295,127	11,953,543	11,897,309	(56,234)
Saudi Arabian Riyal,
Expiring 05/27/08	SAR	3,894	1,050,277	1,045,293	(4,984)
Singapore Dollar,
Expiring 02/20/08	SGD	26,892	18,429,943	18,748,802	318,859
Expiring 05/22/08	SGD	26,174	17,533,574	18,334,830	801,256
South African Rand,
Expiring 07/10/08	ZAR	5,408	793,954	762,224	(31,730)
South Korean Won,
Expiring 01/30/08	KRW	16,518,677	18,161,608	17,690,685	(470,923)
Expiring 05/30/08	KRW	7,751,411	8,388,218	8,340,341	(47,877)
Expiring 08/04/08	KRW	7,291,990	7,889,263	7,854,311	(34,952)
Swedish Krona,
Expiring 03/06/08	SEK	18,540	2,900,774	2,870,016	(30,758)
United Arab Emirates,
Expiring 05/27/08	AED	3,801	1,050,117	1,048,365	(1,752)

			$459,572,903	$479,552,862	$19,979,959

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 01/31/08	AUD	2,405	$2,121,210	$2,107,950	$13,260
British Pound,
Expiring 01/31/08	GBP	36,939	74,302,926	73,463,300	839,626
Chinese Yuan,
Expiring 01/10/08	CNY	17,085	2,299,302	2,342,160	(42,858)
Euro,
Expiring 01/17/08	EUR	34,217	50,121,403	50,042,968	78,435
Mexican Peso,
Expiring 03/13/08	MXP	83,481	7,548,009	7,648,771	(100,762)

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Payable	Value	(Depreciation)

New Zealand Dollar,
Expiring 01/03/08	NZD	1,724	$1,334,247	$1,334,247	$—
Polish Zloty,
Expiring 03/13/08	PLZ	32,598	13,091,952	13,234,323	(142,371)
Expiring 07/10/08	PLZ	46,980	18,779,451	18,975,394	(195,943)
Russian Ruble,
Expiring 01/11/08	RUB	687,920	28,078,346	28,033,436	44,910
Expiring 07/10/08	RUB	50,027	2,025,388	2,031,430	(6,042)

			$199,702,234	$199,213,979	$488,255

Interest rate swap agreements outstanding at December 31, 2007:

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Barclays Bank PLC(1)	06/18/10		$58,400,000	4.00%	3 month LIBOR	$258,985
Citigroup, Inc.(1)	06/18/13		11,200,000	4.00%	3 month LIBOR	140,463
Citigroup, Inc.(2)	06/18/38		8,800,000	5.00%	3 month LIBOR	(221,563)
Deutsche Bank AG(1)	06/18/10		74,200,000	4.00%	3 month LIBOR	106,240
Merrill Lynch & Co.(1)	06/18/10		56,400,000	4.00%	3 month LIBOR	267,704
Morgan Stanley Capital Services, Inc.(1)	06/18/10		12,800,000	4.00%	3 month LIBOR	56,494
Morgan Stanley Capital Services, Inc.(1)	06/18/18		23,200,000	5.00%	3 month LIBOR	422,218
Royal Bank of Scotland PLC(1)	06/18/10		157,600,000	4.00%	3 month LIBOR	372,435
Royal Bank of Scotland PLC(1)	06/18/13		4,400,000	4.00%	3 month LIBOR	50,152
Royal Bank of Scotland PLC(1)	06/18/18		106,400,000	5.00%	3 month LIBOR	1,184,312
Royal Bank of Scotland PLC(2)	06/18/38		1,500,000	5.00%	3 month LIBOR	(44,954)
UBS AG(1)	09/15/09	AUD	140,900,000	7.00%	3 month Australian Bank Bill rate	(746,296)
Deutsche Bank AG(1)	03/20/13	AUD	14,100,000	7.00%	6 month Australian Bank Bill rate	(359,820)
Deutsche Bank AG(2)	03/20/18	AUD	19,400,000	6.50%	6 month Australian Bank Bill rate	251,829
Barclays Bank PLC(1)	01/04/10	BRL	17,200,000	11.36%	Brazilian Interbank Lending rate	(145,698)
Merrill Lynch & Co.(1)	01/04/10	BRL	15,800,000	11.43%	Brazilian Interbank Lending rate	(122,133)
Merrill Lynch & Co.(1)	01/04/10	BRL	5,700,000	12.95%	Brazilian Interbank Lending rate	34,395
Morgan Stanley Capital Services, Inc.(1)	01/04/10	BRL	13,800,000	12.78%	Brazilian Interbank Lending rate	61,790
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	20,800,000	11.98%	Brazilian Interbank Lending rate	(252,137)
UBS AG(1)	01/02/12	BRL	29,400,000	10.58%	Brazilian Interbank Lending rate	(484,869)
UBS AG(1)	01/02/12	BRL	26,200,000	12.54%	Brazilian Interbank Lending rate	(114,514)
Deutsche Bank AG(1)	12/19/09	EUR	27,500,000	5.00%	6 month EURIBOR	217,924
Morgan Stanley Capital Services, Inc.(1)	03/19/10	EUR	30,500,000	4.50%	6 month EURIBOR	58,955
Barclays Bank PLC(1)	10/15/10	EUR	5,300,000	2.10%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	51,285
BNP Paribas(1)	10/15/10	EUR	1,200,000	2.09%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	7,359
Royal Bank of Scotland PLC(1)	03/28/12	EUR	4,100,000	1.96%	FRC – Excluding Tobacco –
					Non-RevisedConsumer Price Index	(74,199)
Royal Bank of Scotland PLC(1)	03/30/12	EUR	6,700,000	1.95%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	(125,021)
UBS AG(1)	10/15/10	EUR	1,200,000	2.15%	FRC – Excluding Tobacco –
					Non-Revised Consumer Price Index	14,012
Barclays Bank PLC(1)	12/20/08	GBP	24,700,000	6.00%	6 month LIBOR	145,286

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

						Unrealized
	Termination		Notional	Fixed	Floating	Appreciation
Counterparty	Date		Amount#	Rate	Rate	(Depreciation)

Barclays Bank PLC(1)	03/20/09	GBP	14,300,000	6.00%	6 month LIBOR	$145,881
Barclays Bank PLC(1)	06/15/09	GBP	14,700,000	5.00%	6 month LIBOR	130,249
Barclays Bank PLC(2)	12/15/36	GBP	3,000,000	4.00%	6 month LIBOR	676,907
Credit Suisse International(1)	06/15/09	GBP	2,900,000	5.00%	6 month LIBOR	35,427
Deutsche Bank AG(1)	12/20/08	GBP	14,800,000	6.00%	6 month LIBOR	83,213
Deutsche Bank AG(2)	12/15/36	GBP	9,400,000	4.00%	6 month LIBOR	(546,441)
HSBC Bank USA, N.A.(2)	12/15/36	GBP	5,300,000	4.00%	6 month LIBOR	797,359
Lehman Brothers, Inc.(1)	09/20/09	GBP	24,800,000	4.50%	6 month LIBOR	(596,859)
Merrill Lynch & Co.(2)	12/15/35	GBP	1,700,000	4.00%	6 month LIBOR	125,421
Royal Bank of Scotland PLC(1)	03/20/09	GBP	13,200,000	6.00%	6 month LIBOR	130,771
Royal Bank of Scotland PLC(2)	12/15/36	GBP	8,200,000	4.00%	6 month LIBOR	1,154,855
Barclays Bank PLC(1)	12/19/17	JPY	660,000,000	2.00%	6 month LIBOR	148,383
Deutsche Bank AG(1)	12/19/17	JPY	1,270,000,000	2.00%	6 month LIBOR	289,405
Citigroup, Inc.(1)	11/04/16	MXN	11,400,000	8.17%	28 day Mexican Interbank rate	(28,875)

						$3,556,330

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:

					Unrealized
	Termination	Notional	Fixed	Reference Entiy/	Appreciation
Counterparty	Date	Amount#	Rate	Obligation	(Depreciation)

Citigroup, Inc.(1)	06/20/12	$15,600,000	0.36%	Dow Jones CDX HY-8 Index	$(293,515)
Citigroup, Inc.(1)	06/20/12	5,000,000	0.36%	Dow Jones CDX HY-8 Index	(93,124)
Citigroup, Inc.(1)	06/20/12	4,200,000	0.40%	Dow Jones CDX HY-8 Index	(71,668)
Citigroup, Inc.(1)	06/20/12	1,100,000	1.85%	Dow Jones CDX HY-8 Index	(26,901)
Citigroup, Inc.(1)	06/20/12	1,200,000	2.14%	Dow Jones CDX HY-8 Index	(14,844)
Citigroup, Inc.(1)	06/20/12	700,000	2.18%	Dow Jones CDX HY-8 Index	(7,666)
Merrill Lynch & Co., Inc.(1)	06/20/12	3,000,000	1.83%	Dow Jones CDX HY-8 Index	(74,947)
Merrill Lynch & Co., Inc.(1)	06/20/12	600,000	2.13%	Dow Jones CDX HY-8 Index	(7,836)
Merrill Lynch & Co., Inc.(1)	06/20/12	1,600,000	2.07%	Dow Jones CDX HY-8 Index	(24,594)
Morgan Stanley Capital Services, Inc.(1)	06/20/12	1,000,000	2.08%	Dow Jones CDX HY-8 Index	(14,966)
Morgan Stanley Capital Services, Inc.(1)	06/20/12	2,100,000	2.14%	Dow Jones CDX HY-8 Index	(26,319)
Morgan Stanley Capital Services, Inc.(1)	06/20/12	700,000	2.17%	Dow Jones CDX HY-8 Index	(8,428)
Lehman Brothers, Inc.(1)	03/20/16	1,800,000	1.98%	Federative Republic of Brazil, 12.25%,
				due 03/06/30	96,473
Barclays Bank PLC(1)	09/20/12	2,500,000	4.15%	Ford Motor Credit Corp., 7.00%,
				due 10/01/13	(195,920)
Barclays Bank PLC(1)	09/20/12	600,000	5.80%	Ford Motor Credit Corp., 7.00%,
				due 10/01/13	(17,988)
Deutsche Bank AG(1)	09/20/12	2,200,000	5.65%	Ford Motor Credit Corp., 7.00%,
				due 10/01/13	(75,634)
UBS AG(1)	09/20/12	3,100,000	6.20%	Ford Motor Credit Corp., 7.25%,
				due 10/25/11	(55,088)
BNP Paribas(1)	12/20/12	300,000	4.80%	General Motors, 7.125%, due 07/15/13	(23,261)

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

					Unrealized
	Termination	Notional	Fixed	Reference Entiy/	Appreciation
Counterparty	Date	Amount#	Rate	Obligation	(Depreciation)

Citigroup, Inc.(1)	12/20/12	$1,700,000	4.60%	General Motors, 7.125%,
				due 07/15/13	$(140,850)
Deutsche Bank AG(1)	12/20/12	1,700,000	4.50%	General Motors, 7.125%,
				due 07/15/13	(146,730)
Barclays Bank PLC(1)	09/20/12	2,500,000	3.65%	GMAC LLC, 6.875%, due 08/28/12	(246,769)
Barclays Bank PLC(1)	09/20/12	3,300,000	4.80%	GMAC LLC, 6.875%, due 08/28/12	(228,421)
Citigroup, Inc.(1)	09/20/12	2,500,000	3.72%	GMAC LLC, 6.875%, due 08/28/12	(242,282)
Deutsche Bank AG(1)	09/20/12	2,300,000	3.20%	GMAC LLC, 6.875%, due 08/28/12	(257,347)
Deutsche Bank AG(1)	09/20/12	1,600,000	4.00%	GMAC LLC, 6.875%, due 08/28/12	(146,222)
Merrill Lynch & Co., Inc.(1)	09/20/09	5,800,000	1.85%	GMAC LLC, 6.875%, due 08/28/12	(525,054)
HSBC Bank USA, N.A.(1)	12/20/08	9,200,000	1.25%	JSC GAZPROM	(2,232)
HSBC Bank USA, N.A.(1)	11/20/08	4,800,000	0.97%	JSC GAZPROM	(6,741)
Credit Suisse International(1)	11/20/08	1,600,000	1.00%	JSC GAZPROM	(2,102)
Barclays Bank PLC(1)	07/20/11	2,000,000	0.83%	Petroleos Mexicanos, 9.50%,
				due 09/15/27	18,313
Lehman Brothers, Inc.(1)	12/20/08	2,200,000	0.40%	Republic of Indonesia, 6.75%, 03/10/14	(8,110)
Royal Bank of Scotland PLC(1)	06/20/09	4,000,000	0.45%	Republic of Indonesia, 6.75%, 03/10/14	(26,353)
Credit Suisse International(1)	02/20/17	1,500,000	1.20%	Republic of Panama, 8.875%,
				due 09/30/27	(27,835)
JP MorganChase Bank(1)	01/20/17	400,000	1.25%	Republic of Panama, 8.875%,
				due 09/30/27	(5,299)
Morgan Stanley Capital Services, Inc.(1)	12/20/08	8,000,000	0.31%	Russian Federation, 7.50%,
				due 03/31/30	(20,602)
Morgan Stanley Capital Services, Inc.(1)	06/20/08	1,100,000	0.25%	Russian Federation, 7.50%,
				due 03/31/30	(1,363)
HSBC Bank USA, N.A.(1)	04/20/09	1,900,000	0.70%	Ukraine Government, 7.65%,
				due 06/11/13	(10,455)
JP MorganChase Bank(1)	03/20/16	100,000	0.92%	United Mexican States, 7.50%,
				due 04/08/33	951
Lehman Brothers, Inc.(1)	03/20/16	1,200,000	0.92%	United Mexican States, 7.50%,
				due 04/08/33	11,419

					$(2,950,310)

(1)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2007 were as follows:

US Government Agency Mortgage-Backed Securities	62.2%
Collateralized Mortgage Obligations	14.9
Financial Services	13.9
Asset-Backed Securities	8.7
Financial – Bank & Trust	8.2
U.S. Treasury Obligations	1.8
Telecommunications	1.3
Outstanding Options Purchased	1.0
Bank Loans	1.0
U.S. Government Agency Obligations	0.9
Media	0.8
Oil & Gas	0.8
Retail & Merchandising	0.8
Commercial Paper	0.7
Foreign Government Bonds	0.7
Affiliated Money Market Mutual Fund	0.5
Medical Supplies & Equipment	0.4
Automobile Manufacturers	0.4
Electric	0.3
Municipal Bonds	0.3
Real Estate	0.2
Beverages	0.2
Machinery & Equipment	0.2
Insurance	0.1
Automotive Parts	0.1
Metals & Mining	0.1

120.5
Written options	(0.8)
Other liabilities in excess of other assets	(19.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $5,707,966,402)	$5,732,046,218
Affiliated investments (cost $23,730,392)	23,730,392
Cash	170,454,469
Foreign currency, at value (cost $2,224,322)	1,952,521
Receivable for investments sold	551,474,210
Dividends and interest receivable	26,358,278
Unrealized appreciation on foreign currency
forward contracts	21,983,130
Unrealized appreciation on swap agreements	7,546,865
Payments made for swap agreements	5,870,378
Due from broker-varation margin	4,622,709
Receivable for fund share sold	259,448
Prepaid expenses	17,383

Total Assets	6,546,316,001

LIABILITIES:
Payable for investments purchased	1,714,582,915
Written options outstanding, at value (premium received $12,879,245)	38,214,682
Payable for fund share repurchased	7,936,201
Unrealized depreciation on swap agreements	6,940,845
Unrealized depreciation on foreign currency forward contracts	1,514,916
Advisory fees payable	1,267,317
Accrued expenses and other liabilities	267,307
Payable for floating rate notes issued	66,667
Shareholder servicing fees payable	36,382

Total Liabilities	1,770,827,232

NET ASSETS	$4,775,488,769

Net assets were comprised of:
Paid-in capital	$4,450,142,805
Retained earnings	325,345,964

Net assets, December 31, 2007	$4,775,488,769

Net asset value and redemption price per share, $4,775,488,769/394,629,455 outstanding shares of beneficial interest	$12.10

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$209,193,796
Affiliated dividend income	11,065,384
Unaffiliated dividend income	531,150

220,790,330

EXPENSES
Advisory fees	26,548,074
Shareholder servicing fees and expenses	2,859,023
Custodian and accounting fees	480,000
Trustees’ fees	53,000
Audit fee	42,000
Insurance expenses	33,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	14,000
Shareholders’ reports	3,000
Interest expense and fees	2,586
Miscellaneous	11,894

Total expenses	30,064,577

NET INVESTMENT INCOME	190,725,753

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	24,928,412
Futures transactions	(17,552,117)
Short sale transactions	2,213,417
Options written transactions	2,030,424
Swap agreement transactions	12,969,302
Foreign currency transactions	15,732,287

40,321,725

Net change in unrealized appreciation (depreciation) on:
Investments	37,335,834
Futures	95,884,584
Foreign currencies	22,297,108
Options written	(27,545,599)
Swap agreements	2,413,126

130,385,053

NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES	170,706,778

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$361,432,531

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$190,725,753	$105,990,840
Net realized gain on investment and foreign currency transactions	40,321,725	2,015,669
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	130,385,053	(15,334,912)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	361,432,531	92,671,597

DISTRIBUTIONS	(105,990,840)	(78,851,182)

FUND SHARE TRANSACTIONS:
Fund share sold [197,607,053 and 166,328,745 shares, respectively]	2,317,076,825	1,877,159,474
Fund share issued in reinvestment of distributions [8,906,793 and 7,116,534 shares, respectively]	105,990,840	78,851,182
Fund share repurchased [104,656,144 and 37,015,080 shares, respectively]	(1,250,254,312)	(413,275,826)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,172,813,353	1,542,734,830

TOTAL INCREASE IN NET ASSETS	1,428,255,044	1,556,555,245
NET ASSETS:
Beginning of year	3,347,233,725	1,790,678,480

End of year	$4,775,488,769	$3,347,233,725

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.4%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth &
Income Portfolio	1,701,042	$40,178,619
AST Federated Aggressive Growth Portfolio	473,055	5,463,789
AST High Yield Portfolio	335,002	2,596,264
AST International Growth Portfolio	1,882,667	34,377,497
AST International Value Portfolio	1,305,225	28,701,896
AST Large-Cap Value Portfolio	2,135,298	40,079,545
AST Marsico Capital Growth Portfolio	2,896,476	67,980,302
AST Mid-Cap Value Portfolio	198,615	2,395,294
AST Money Market Portfolio	4,196,197	4,196,197
AST Neuberger Berman Mid-Cap Growth Portfolio*	150,533	3,388,490
AST PIMCO Total Return Bond Portfolio	27,180,988	328,889,956
AST Small-Cap Value Portfolio	293,268	4,138,011
AST T. Rowe Price Global Bond Portfolio	2,050,801	25,347,906
AST T. Rowe Price Large-Cap Growth Portfolio	3,914,227	45,953,021
AST T. Rowe Price Natural Resources Portfolio	245,875	9,549,795
AST Western Asset Core Plus Bond Portfolio	6,658,251	66,582,511

TOTAL LONG-TERM INVESTMENTS
(cost $696,775,615)		709,819,093

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $3,958,565)	3,958,565	3,958,565

TOTAL INVESTMENTS(w) — 99.9%
(cost $700,734,180; Note 6)		713,777,658
Other assets in excess of liabilities — 0.1%		661,696

NET ASSETS — 100.0%		$714,439,354

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type

Core Bonds	55.5%
Large/Mid-Cap Growth	16.5
Large/Mid-Cap Value	11.5
International Growth	4.8
International Value	4.0
Global Bonds	3.5
Sector	1.3
Small-Cap Growth	0.8
Small-Cap Value	0.6
Money Market	0.5
High Yield	0.4

99.4
Short-Term Investment	0.5
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Affiliated investments (cost $700,734,180)	$713,777,658
Cash	107,734
Receivable from fund share sold	3,146,187
Receivable from custodian	238,589
Dividends and interest receivable	17,476
Prepaid expenses	5,513

Total Assets	717,293,157

LIABILITIES:
Payable for investments purchased	2,817,389
Accrued expenses and other liabilities	21,898
Advisory fees payable	14,492
Payable for fund share repurchased	24

Total Liabilities	2,853,803

NET ASSETS	$714,439,354

Net assets were comprised of:
Paid-in capital	$653,291,713
Retained earnings	61,147,641

Net assets, December 31, 2007	$714,439,354

Net asset value and redemption price per share, $714,439,354/60,638,442 outstanding shares of beneficial interest	$11.78

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$10,622,455

EXPENSES
Advisory fees	747,706
Custodian and accounting fees	99,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Insurance expenses	6,000
Shareholders’ reports	5,000
Miscellaneous	7,848

Total expenses	915,554

NET INVESTMENT INCOME	9,706,901

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	32,592,795
Net capital gain distribution received	6,092,506

38,685,301

Net change in unrealized appreciation (depreciation) on investments	(1,935,637)

NET GAIN ON INVESTMENTS	36,749,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,456,565

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,706,901	$1,487,173
Net realized gain (loss) on investment transactions	38,685,301	(288,039)
Net change in unrealized appreciation (depreciation) on investments	(1,935,637)	14,955,192

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	46,456,565	16,154,326

DISTRIBUTIONS	(1,487,173)	—

FUND SHARE TRANSACTIONS:
Fund share sold [47,675,343 and 35,892,473 shares, respectively]	538,038,428	369,288,458
Fund share issued in reinvestment of distributions [127,764 and 0 shares, respectively]	1,487,173
Fund share repurchased [15,712,647 and 8,707,758 shares, respectively]	(179,433,482)	(89,779,460)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	360,092,119	279,508,998

TOTAL INCREASE IN NET ASSETS	405,061,511	295,663,324
NET ASSETS:
Beginning of year	309,377,843	13,714,519

End of year	$714,439,354	$309,377,843

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 95.5%

COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.5%
Greenfield Online, Inc.*	54,160	$791,278

Aerospace — 0.5%
Argon ST, Inc.*(a)	45,100	837,056

Apparel & Textile — 0.9%
Volcom, Inc.*(a)	65,480	1,442,524

Automotive Parts — 2.3%
CLARCOR, Inc.	37,700	1,431,469
H&E Equipment Services, Inc.*	21,300	402,144
Monro Muffler Brake, Inc.(a)	33,600	654,864
Regal-Beloit Corp.(a)	18,300	822,585
US Auto Parts Network, Inc.*	47,465	384,941

		3,696,003

Broadcast & Cable/Satellite TV — 0.6%
Entravision Communications Corp. (Class A Stock)*(a)	122,625	960,154

Building Materials — 2.6%
Ameron International Corp.(a)	21,505	1,981,686
Drew Industries, Inc.*(a)	29,800	816,520
Texas Industries, Inc.	19,760	1,385,176

		4,183,382

Business Services — 3.8%
Advisory Board Co. (The)*(a)	22,000	1,412,180
Icon PLC*	27,490	1,700,531
Internet Capital Group, Inc.*	71,519	839,633
Korn/Ferry International*(a)	49,900	939,118
Watson Wyatt Worldwide, Inc.	26,300	1,220,583

		6,112,045

Chemicals — 4.6%
Cabot Microelectronics Corp.*(a)	17,400	624,834
Quaker Chemical Corp.	27,615	606,702
Rockwood Holdings, Inc.*	54,100	1,797,202
Terra Industries, Inc.*(a)	59,770	2,854,615
Zoltek Cos., Inc.*(a)	35,740	1,532,174

		7,415,527

Commercial Services — 1.2%
Rollins, Inc.	101,700	1,952,640

Computer Services & Software — 7.4%
ACI Worldwide, Inc.*(a)	40,105	763,599
Ansys, Inc.*(a)	48,841	2,024,948
Avid Technology, Inc.*(a)	29,795	844,390
Compellent Technologies, Inc.*(a)	53,705	646,071
Computer Programs and Systems, Inc.	26,700	607,158
Factset Research Systems, Inc.(a)	17,407	969,570
Hansen Medical, Inc.*	20,620	617,363
Interactive Intelligence, Inc.*	21,335	562,177
LoJack Corp.*(a)	37,500	630,375
MTS Systems Corp.	18,500	789,395
Netezza Corp.*	35,115	484,587
Quality Systems, Inc.(a)	23,445	714,838
ScanSource, Inc.*(a)	39,694	1,284,101
TIBCO Software, Inc.*(a)	142,185	1,147,433

		12,086,005

Computer Networking — 0.5%
Ixia*(a)	81,015	768,022

Consumer Products & Services — 1.7%
Chattem, Inc.*(a)	12,800	966,912
Geo Group, Inc. (The)*	58,785	1,645,980
Spartech Corp.	15,000	211,500

		2,824,392

Diversified Operations — 2.5%
Actuant Corp. (Class A Stock)(a)	88,730	3,017,708
Corrections Corp. of America*	37,079	1,094,201

		4,111,909

Education — 1.0%
American Public Education, Inc.*	8,112	338,919
Courier Corp.(a)	30,550	1,008,456
K12, Inc.*	10,065	260,482

		1,607,857

Electronic Components & Equipment — 6.8%
Advanced Energy Industries, Inc.*	54,285	710,048
Coherent, Inc.*	75,025	1,880,877
Cutera, Inc.*	63,625	998,912
General Cable Corp.*(a)	22,069	1,617,216
OYO Geospace Corp.*	41,847	3,153,590
Universal Electronics, Inc.*	80,693	2,698,374

		11,059,017

Electronics — 1.1%
Dolby Laboratories, Inc. (Class A Stock)*	37,765	1,877,676

Entertainment & Leisure — 2.5%
Giant Interactive Group, Inc.
(China)*(a)	41,875	543,538
International Speedway Corp.
(Class A Stock)	24,700	1,017,146
The9 Ltd., ADR (China)*(a)	18,981	404,675
Vail Resorts, Inc.*(a)	18,395	989,835
WMS Industries, Inc.*	30,355	1,112,207

		4,067,401

Environmental Services — 1.9%
Waste Connections, Inc.*(a)	99,399	3,071,429

Financial – Bank & Trust — 2.0%
Boston Private Financial Holdings, Inc.(a)	44,760	1,212,101
Texas Capital Bancshares, Inc.*(a)	40,900	746,425
Wintrust Financial Corp.(a)	40,243	1,333,250

		3,291,776

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
	Shares	Value (Note 2)

Financial – Consumer — 0.3%
Greenhill & Co, Inc.(a)	7,800	$518,544

Financial Services — 5.4%
Cash America International, Inc.	83,417	2,694,369
FCStone Group, Inc.*(a)	55,680	2,562,951
Financial Federal Corp.(a)	27,350	609,632
Global Cash Access Holdings, Inc.*(a)	129,205	782,982
Investment Technology Group, Inc.*	27,565	1,311,818
Trimas Corp.*	85,200	902,268

		8,864,020

Food — 1.2%
Middleby Corp.*	26,300	2,015,106

Healthcare Services — 8.0%
Animal Health International, Inc.*(a)	61,335	754,421
Centene Corp.*(a)	88,010	2,414,994
Eclipsys Corp.*(a)	131,050	3,316,875
Healthcare Services Group, Inc.(a)	80,350	1,701,813
Landauer, Inc.	15,300	793,305
Matria Healthcare, Inc.*(a)	27,250	647,733
MWI Veterinary Supply, Inc.*(a)	44,240	1,769,600
Physicians Formula Holdings, Inc.*	64,627	767,769
Techne Corp.*	12,900	852,045

		13,018,555

Industrial Products — 3.3%
AMCOL International Corp.	33,600	1,210,608
CIRCOR International, Inc.(a)	14,135	655,299
Interline Brands, Inc.*(a)	59,100	1,294,881
Ritchie Bros Auctioneers, Inc.	25,900	2,141,930

		5,302,718

Insurance — 2.2%
American Equity Investment Life
Holding Co.(a)	41,700	345,693
American Safety Insurance Holding Ltd.*	27,510	540,572
Amerisafe, Inc.*(a)	55,600	862,356
First Mercury Financial Corp.*	34,390	839,116
Hilb Rogal & Hobbs Co.	13,000	527,410
Tower Group, Inc.	12,000	400,800

		3,515,947

Internet Services — 2.6%
CNET Networks, Inc.*(a)	177,780	1,624,909
j2 Global Communication, Inc.*(a)	63,100	1,335,827
Online Resources Corp.*(a)	57,400	684,208
Switch & Data Facilities Co., Inc.*(a)	38,160	611,323

		4,256,267

Machinery & Equipment — 5.4%
Bucyrus International, Inc. (Class A Stock)(a)	44,212	4,394,230
IDEX Corp.	57,500	2,077,475
Titan International, Inc.	46,695	1,459,686
Young Innovations, Inc.	36,468	871,950

		8,803,341

Medical Supplies & Equipment — 5.9%
American Medical Systems Holdings, Inc.*(a)	119,862	1,733,204
Haemonetics Corp.*	12,300	775,146
ICU Medical, Inc.*(a)	10,100	363,701
LCA-Vision, Inc.(a)	16,300	325,511
Myriad Genetics, Inc.*(a)	13,500	626,670
Owens & Minor, Inc.(a)	13,100	555,833
Respironics, Inc.*	27,575	1,805,611
SurModics, Inc.*(a)	25,940	1,407,764
Thoratec Corp.*(a)	79,130	1,439,375
Vital Images, Inc.*(a)	31,920	576,794

		9,609,609

Metals & Mining — 1.9%
Northwest Pipe Co.*(a)	23,705	927,814
RBC Bearings, Inc.*	51,105	2,221,023

		3,148,837

Office Equipment — 0.4%
ACCO Brands Corp.*(a)	39,400	631,976

Oil & Gas — 6.0%
Berry Petroleum Co. (Class A Stock)(a)	39,300	1,746,885
Cal Dive International, Inc.*	48,000	635,520
Carbo Ceramics, Inc.(a)	25,150	935,580
Comstock Resources, Inc.*(a)	18,300	622,200
Core Laboratories NV (Netherlands)*	10,525	1,312,678
Lufkin Industries, Inc.	39,115	2,240,898
TETRA Technologies, Inc.*	85,300	1,328,121
W-H Energy Services, Inc.*	18,295	1,028,362

		9,850,244

Pharmaceuticals — 2.4%
Cubist Pharmaceuticals, Inc.*(a)	36,595	750,563
K-V Pharmaceutical Co. (Class A Stock)*(a)	60,000	1,712,400
STERIS Corp.(a)	48,800	1,407,392

		3,870,355

Printing & Publishing — 1.0%
Meredith Corp.	29,800	1,638,404

Restaurants — 1.0%
Bj’s Restaurants, Inc.*(a)
	48,375	786,578
Red Robin Gourmet Burgers, Inc.*	27,255	871,887

		1,658,465

Retail & Merchandising — 0.8%
Hibbett Sports, Inc.*(a)	26,000	519,480
Houston Wire & Cable Co.(a)	55,500	784,770

		1,304,250

Semiconductors — 0.4%
Eagle Test Systems, Inc.*	52,371	669,301

Services – Industrial Services — 0.7%
School Specialty, Inc.*(a)	32,145	1,110,610

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Telecommunications — 0.8%
EMS Technologies, Inc.*	41,063	$1,241,745

Transportation — 1.4%
Heartland Express, Inc.(a)	37,533	532,218
HUB Group, Inc. (Class A Stock)*(a)	26,400	701,712
Landstar System, Inc.	24,500	1,032,675

		2,266,605

TOTAL LONG-TERM INVESTMENTS
(cost $132,364,783)		155,450,992

SHORT-TERM INVESTMENT— 45.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $73,926,805; includes $67,118,158 of cash collateral for securities on loan)(b)(w) (Note 4)	73,926,805	73,926,805

TOTAL INVESTMENTS — 140.9%
(cost $206,291,588; Note 6)		229,377,797
Liabilities in excess of other assets — (40.9)%		(66,607,469)

NET ASSETS — 100.0%		$162,770,328

The following abbreviation is used in portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $63,480,906; cash collateral of $67,118,158 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (41.2% represents investments purchased with collateral from securities on loan)	45.4%
Healthcare Services	8.0
Computer Services & Software	7.4
Electronic Components & Equipment	6.8
Oil & Gas	6.0
Medical Supplies & Equipment	5.9
Financial Services	5.4
Machinery & Equipment	5.4
Chemicals	4.6
Business Services	3.8
Industrial Products	3.3
Internet Services	2.6
Building Materials	2.6
Diversified Operations	2.5
Entertainment & Leisure	2.5
Pharmaceuticals	2.4
Automotive Parts	2.3
Insurance	2.2
Financial – Bank & Trust	2.0
Metals & Mining	1.9
Environmental Services	1.9
Consumer Products & Services	1.7
Transportation	1.4
Food	1.2
Commercial Services	1.2
Electronics	1.1
Restaurants	1.0
Printing & Publishing	1.0
Education	1.0
Apparel & Textile	0.9
Retail & Merchandising	0.8
Telecommunications	0.8
Services – Industrial Services	0.7
Broadcast & Cable/Satellite TV	0.6
Aerospace	0.5
Advertising	0.5
Computers – Networking	0.5
Semiconductors	0.4
Office Equipment	0.4
Financial – Brokerage	0.3

140.9
Liabilities in excess of other assets	(40.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $63,480,906:
Unaffiliated investments (cost $132,364,783)	$155,450,992
Affiliated investments (cost $73,926,805)	73,926,805
Cash	301,379
Receivable for investments sold	1,084,204
Dividends and interest receivable	89,628
Receivable for fund share sold	49,901
Prepaid expenses	3,310

Total Assets	230,906,219

LIABILITIES:
Payable to broker for collateral for securities on loan	67,118,158
Payable for investments purchased	888,833
Advisory fees payable	70,497
Accrued expenses and other liabilities	41,175
Payable for fund share repurchased	15,974
Shareholder servicing fees payable	1,254

Total Liabilities	68,135,891

NET ASSETS	$162,770,328

Net assets were comprised of:
Paid-in capital	$290,849,396
Retained earnings	(128,079,068)

Net assets, December 31, 2007	$162,770,328

Net asset value and redemption price per share, $162,770,328/9,445,195 outstanding shares of beneficial interest	$17.23

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $3,437 foreign withholding tax)	$785,418
Affiliated income from securities lending, net	355,466
Affiliated dividend income	245,636

1,386,520

EXPENSES
Advisory fees	1,582,172
Shareholder servicing fees and expenses	123,058
Custodian and accounting fees	75,000
Audit fee	20,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	10,000
Legal fees and expenses	6,000
Insurance expenses	4,000
Shareholders’ reports	3,000
Loan interest expense (Note 7)	604
Miscellaneous	9,371

Total expenses	1,852,205

NET INVESTMENT LOSS	(465,685)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	15,971,287
Net change in unrealized appreciation (depreciation) on investments	(3,383,101)

NET GAIN ON INVESTMENTS	12,588,186

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$12,122,501

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(465,685)	$(878,954)
Net realized gain on investment transactions	15,971,287	11,876,163
Net change in unrealized appreciation (depreciation) on investments	(3,383,101)	10,239,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,122,501	21,236,228

FUND SHARE TRANSACTIONS:
Fund share sold [1,200,945 and 1,955,140 shares, respectively]	20,823,853	30,037,508
Fund share repurchased [2,660,311 and 4,182,863 shares, respectively]	(45,557,848)	(63,404,010)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(24,733,995)	(33,366,502)

TOTAL DECREASE IN NET ASSETS	(12,611,494)	(12,130,274)
NET ASSETS:
Beginning of year	175,381,822	187,512,096

End of year	$162,770,328	$175,381,822

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 95.1%
		Value
COMMON STOCKS — 95.0%	Shares	(Note 2)

Advertising — 0.3%
DG FastChannel, Inc.*	97,600	$2,502,464

Aerospace — 1.8%
BE Aerospace, Inc.*	19,547	1,034,036
Curtiss-Wright Corp. (Class B Stock)(a)	92,150	4,625,930
DRS Technologies, Inc.	51,960	2,819,869
Esterline Technologies Corp.*(a)	33,200	1,718,100
Heico Corp. (Class A Stock)	20,835	887,571
Kaman Corp. (Class A Stock)	25,400	934,974
Limco-Piedmont, Inc.*	20,711	257,024
Moog, Inc. (Class A Stock)*(a)	32,850	1,504,859
Orbital Sciences Corp.*	22,620	554,642
Teledyne Technologies, Inc.*(a)	17,425	929,275
Triumph Group, Inc.	17,500	1,441,125

		16,707,405

Airlines — 0.6%
AirTran Holdings, Inc.*(a)	73,242	524,413
Republic Airways Holdings*(a)	147,600	2,891,484
SkyWest, Inc.	95,600	2,566,860

		5,982,757

Apparel & Textile — 0.1%
Maidenform Brands, Inc.*	60,200	814,506

Automotive Components — 0.3%
Lear Corp.*	88,300	2,442,378
Sauer-Danfoss, Inc.	22,810	571,391
WABCO Holdings, Inc.	3,500	175,315

		3,189,084

Automotive Parts — 1.2%
Aftermarket Technology Corp.*(a)	125,823	3,429,935
American Axle & Manufacturing
Holdings, Inc.	89,722	1,670,624
Asbury Automative Group, Inc.	89,800	1,351,490
Cooper Tire & Rubber Co.(a)	167,101	2,770,534
CSK Auto Corp.*(a)	137,703	689,892
Standard Motor Products, Inc.	23,200	189,312
Superior Industries International, Inc.	28,500	517,845
Tenneco Automotive, Inc.*	33,900	883,773

		11,503,405

Banking
Horizon Financial Corp.	23,075	402,428

Banks — 0.6%
TCF Financial Corp.(a)	295,204	5,293,008

Biotechnology — 0.1%
Enzo Biochem, Inc.*(a)	35,600	453,544
Exelixis, Inc.*	35,700	308,091
Martek Biosciences Corp.*	2,000	59,160
Medivation, Inc.*(a)	9,400	135,360

		956,155

Broadcasting — 0.6%
Belo Corp. (Class A Stock)	129,890	2,265,282
Cox Radio, Inc. (Class A Stock)*(a)	90,200	1,095,930
Lin TV Corp. (Class A Stock)*	30,800	374,836
Radio One, Inc. (Class D Stock)*	205,300	486,561
Sinclair Broadcast Group, Inc. (Class A Stock)	180,300	1,480,263
Westwood One, Inc.	76,300	151,837

		5,854,709

Building Materials — 0.6%
Ameron International Corp.(a)	13,700	1,262,455
Apogee Enterprises, Inc.(a)	30,700	525,277
Genlyte Group, Inc.*	12,000	1,142,400
Gibraltar Industries, Inc.	47,155	727,130
NCI Building Systems, Inc.*(a)	23,300	670,807
Patrick Industries, Inc.*	53,959	537,432
Simpson Manufacturing Co., Inc.(a)	19,443	516,989

		5,382,490

Business Services — 1.3%
Avis Budget Group, Inc.*(a)	124,902	1,623,726
CRA International, Inc.*	7,900	376,119
Forrester Research, Inc.*	31,600	885,432
infoUSA, Inc.	10,000	89,300
Kforce, Inc.*	44,200	430,950
Pan American Silver Corp. (Canada)*	66,950	2,338,564
School Specialty, Inc.*(a)	57,637	1,991,358
Spherion Corp.*	94,800	690,144
TeleTech Holdings, Inc.*	45,800	974,166
Uluru, Inc.*	27,400	74,254
Viad Corp.(a)	38,800	1,225,304
Watson Wyatt & Co. Holdings	46,887	2,176,026

		12,875,343

Capital Markets
Thomas Weisel Partners Group, Inc.*	7,400	101,602

Chemicals — 2.8%
Compass Minerals International, Inc.	28,400	1,164,400
Ferro Corp.	34,974	725,011
FMC Corp.	24,917	1,359,222
Fuller, (H.B.) Co.(a)	83,400	1,872,330
Grace, (W.R.) & Co.*(a)	55,500	1,452,990
Hercules, Inc.	206,600	3,997,710
Innospec, Inc. (United Kingdom)(a)	36,500	626,340
Minerals Technologies, Inc.(a)	12,700	850,265
NewMarket Corp.(a)	11,900	662,711
O.M. Group, Inc.*(a)	49,950	2,874,123
Olin Corp.(a)	57,779	1,116,868
Rockwood Holdings, Inc.*	43,700	1,451,714
Sensient Technologies Corp.	80,200	2,268,056
Spartech Corp.	46,000	648,600
Terra Industries, Inc.*(a)	81,200	3,878,112
UAP Holding Corp.	42,100	1,625,060
USEC, Inc.*(a)	10,900	98,100

		26,671,612

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Clothing & Apparel — 0.7%
Brown Shoe Co., Inc.(a)	95,525	$1,449,114
Deckers Outdoor Corp.*(a)	9,000	1,395,540
Hanesbrands, Inc.*(a)	56,950	1,547,332
Kellwood Co.(a)	54,500	906,880
Warnaco Group, Inc. (The)*(a)	27,100	943,080

		6,241,946

Commercial Banks — 0.4%
Cascade Financial Corp.	52,325	711,620
City National Corp.(a)	7,390	440,075
First Security Group, Inc.	57,890	519,273
Midwest Banc Holdings, Inc.(a)	31,841	395,465
Tompkins Trustco, Inc.(a)	5,280	204,864
UCBH Holdings, Inc.	140,480	1,989,197

		4,260,494

Commercial Services — 0.4%
AMN Healthcare Services, Inc.*(a)	30,800	528,836
Diebold, Inc.	33,325	965,758
Kelly Services, Inc. (Class A Stock)	54,700	1,020,702
TNS, Inc.(a)	70,384	1,249,316
TrueBlue, Inc.*	34,460	498,981

		4,263,593

Communications Equipment — 0.4%
Black Box Corp.	95,403	3,450,727
Dycom Industries, Inc.*	8,960	238,784

		3,689,511

Computer Hardware — 0.3%
Hutchinson Technology, Inc.*(a)	22,300	586,936
Imation Corp.(a)	38,900	816,900
Insight Enterprises, Inc.*(a)	23,600	430,464
Palm, Inc.(a)	91,700	581,378
Quantum Corp.*(a)	168,000	451,920

		2,867,598

Computer Services & Software — 3.4%
Agilysys, Inc.(a)	66,000	997,920
Aspen Technology, Inc.*(a)	71,000	1,151,620
CACI International, Inc. (Class A Stock)*(a)	76,912	3,443,350
Ciber, Inc.*(a)	77,300	472,303
COMSYS IT Partners, Inc.*	27,800	438,684
Gartner, Inc. (Class A Stock)*(a)	61,900	1,086,964
Jack Henry & Associates, Inc.(a)	57,300	1,394,682
Lawson Software, Inc.*(a)	192,640	1,972,634
Magma Design Automation, Inc.*	39,800	485,958
Mantech International Corp. (Class A Stock)*	19,000	832,580
MedAssets, Inc.*	19,200	459,648
Parametric Technology Corp.*	297,587	5,311,928
Progress Software Corp.*(a)	28,600	963,248
QAD, Inc.	13,200	123,288
Quest Software, Inc.*	28,900	532,916
Si International, Inc.*	12,000	329,640
SPSS, Inc.*	5,600	201,096
STEC, Inc.*(a)	255,700	2,234,818
Sybase, Inc.*(a)	298,856	7,797,153
Sykes Enterprises, Inc.*	35,100	631,800
SYNNEX Corp.*	5,100	99,960
Systemax, Inc.(a)	38,700	786,384
TIBCO Software, Inc.*	41,800	337,326

		32,085,900

Computers & Peripherals
Rimage Corp.*(a)	11,750	304,913

Computer Networking — 0.2%
Xyratex Ltd. (Bermuda)*	136,716	2,160,113

Construction — 0.2%
Perini Corp.*	42,508	1,760,681

Construction Materials
Vulcan Materials Co.	1,321	104,478

Consumer Products & Services — 3.3%
Aaron Rents, Inc.(a)	65,600	1,262,144
American Greetings Corp. (Class A Stock)	40,417	820,465
AptarGroup, Inc.(a)	52,945	2,165,980
Buckeye Technologies, Inc.*(a)	174,500	2,181,250
Central Garden and Pet Co.*(a)	128,465	739,959
Chemed Corp.(a)	14,500	810,260
Electro Rental Corp.	8,700	129,195
Elizabeth Arden, Inc.*	36,700	746,845
FTD Group, Inc.	197,900	2,548,952
G & K Services, Inc.	30,668	1,150,663
Jakks Pacific, Inc.*(a)	160,000	3,777,600
Jarden Corp.*(a)	9,451	223,138
Regis Corp.(a)	126,285	3,530,929
Steinway Musical Instruments, Inc.	22,800	628,596
Tupperware Corp.(a)	216,440	7,149,013
Universal Corp. (VA)(a)	61,500	3,150,030

		31,015,019

Containers & Packaging — 1.0%
Bemis Co., Inc.(a)	85,827	2,349,943
Greif, Inc. (Class A Stock)(a)	22,300	1,457,751
Pactiv Corp.*	100,832	2,685,156
Silgan Holdings, Inc.(a)	55,500	2,882,670

		9,375,520

Diversified Consumer Services — 0.1%
Steiner Leisure Ltd.*	16,392	723,871

Diversified Financial Services — 0.2%
South Financial Group, Inc. (The)	74,876	1,170,312
SWS Group, Inc.	37,000	468,790
United Community Financial Corp.	55,400	305,808

		1,944,910

Diversified Operations — 0.2%
Compass Diversified Trust	6,800	101,320
Walter Industries, Inc.	49,000	1,760,570

		1,861,890

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Drugs & Medicine — 0.1%
Adams Respiratory
Therapeutics, Inc.*	15,600	$931,944

Electric Utilities — 1.2%
MGE Energy, Inc.	5,440	192,957
Portland General Electric Co.	421,662	11,713,770

		11,906,727

Electrical Equipment
Hubbell, Inc. (Class B Stock)	8,810	454,596

Electronic Components & Equipment — 3.8%
Advanced Energy Industries, Inc.*	27,000	353,160
Anixter International, Inc.*(a)	58,450	3,639,681
Arris Group, Inc.*(a)	220,340	2,198,993
Bel Fuse, Inc. (Class B Stock)	27,460	803,754
Belden CDT, Inc.(a)	52,069	2,317,071
Benchmark Electronics, Inc.*	65,050	1,153,337
Checkpoint Systems, Inc.*(a)	28,800	748,224
Coherent, Inc.*	115,897	2,905,538
CTS Corp.	65,200	647,436
Electro Scientific Industries, Inc.*	6,200	123,070
Electronics for Imaging, Inc.*(a)	65,600	1,474,688
Empire District Electric Co. (The)	43,399	988,629
Genesis Microchip, Inc.*	15,000	128,550
GrafTech International Ltd.*(a)	226,100	4,013,275
Littelfuse, Inc.*	93,771	3,090,692
Mentor Graphics Corp.*(a)	71,500	770,770
Park Electrochemical Corp.	71,524	2,019,838
Pericom Semiconductor Corp.*	13,200	246,840
Plexus Corp.*	14,800	388,648
Regal-Beloit Corp.	110,630	4,972,818
Synopsys, Inc.*(a)	72,681	1,884,618
Technitrol, Inc.	18,300	523,014
TTM Technologies, Inc.*(a)	38,200	445,412
Vaalco Energy, Inc.*	10,700	49,755

		35,887,811

Electronics — 0.1%
Greatbatch, Inc.*(a)	41,300	825,587

Energy – Energy Resources — 0.2%
Parallel Petroleum Corp.*(a)	123,100	2,170,253

Energy Equipment & Services — 0.1%
National-Oilwell Varco, Inc.*	13,680	1,004,933
Superior Well Services, Inc.*(a)	9,590	203,500

		1,208,433

Entertainment
Macrovision Corp.*(a)	19,800	362,934

Environmental Services — 0.3%
Clean Harbors, Inc.*	45,909	2,373,495
Tetra Tech, Inc.*(a)	43,620	937,830

		3,311,325

Equipment Services — 0.3%
General Cable Corp.*(a)	23,300	1,707,424
RPC, Inc.(a)	30,125	352,764
Watsco, Inc.(a)	13,600	499,936

		2,560,124

Exchange Traded Funds — 0.2%
iShares Nasdaq Biotechnology Index Fund(a)	10,927	887,054
iShares S&P Smallcap 600 Value Index Fund	13,879	971,530

		1,858,584

Farming & Agriculture — 0.2%
Alliance One International, Inc.*(a)	548,500	2,232,395

Financial – Bank & Trust — 8.9%
1st Source Corp.	24,300	420,633
Amcore Financial, Inc.	112,160	2,546,032
AmericanWest BanCorp.	8,000	141,040
Ameris BanCorp.	27,720	467,082
Anchor Bancorp Wisconsin, Inc.(a)	11,300	265,776
Asta Funding, Inc.(a)	26,350	696,694
Bancfirst Corp.	17,000	728,450
Banco Latinoamericano de
Exportaciones SA (Panama)	29,900	487,669
Bancorpsouth, Inc.	76,792	1,813,059
Bank Mutual Corp.	190,440	2,012,951
BankUnited Financial Corp. (Class A Stock)(a)	35,600	245,640
Banner Corp.	9,400	270,062
Berkshire Hills Bancorp, Inc.	1,600	41,600
Boston Private Financial Holdings, Inc.(a)	54,650	1,479,922
Capital Bancorp Ltd.(a)	20,900	420,508
Capital Corp of The West	11,320	219,948
Cardinal Financial Corp.	133,979	1,248,684
Cathay General Bancorp(a)	21,000	556,290
Central Pacific Financial Corp.(a)	89,014	1,643,198
Chemical Financial Corp.(a)	28,885	687,174
Citizens Republic Bancorp, Inc.(a)	97,623	1,416,513
City Bank/Lynnwood (WA)(a)	53,825	1,206,757
City Holding Co.(a)	100,350	3,395,844
Colonial Bancgroup, Inc.(a)	67,700	916,658
Columbia Banking System, Inc.(a)	75,550	2,246,102
Community Bancorp NV*	13,500	234,495
Community Bank System, Inc.(a)	30,400	604,048
Community Trust Bancorp, Inc.(a)	55,742	1,534,577
Corus Bankshares, Inc.(a)	149,000	1,589,830
Cowen Group, Inc.*(a)	5,000	47,550
Cullen / Frost Bankers, Inc.	47,502	2,406,451
East West Bancorp, Inc.	50,900	1,233,307
First Bancorp (Puerto Rico)(a)	95,400	695,466
First Communtiy Bancshares, Inc.(a)	19,900	634,611
First Financial Bancorp(a)	175,374	1,999,264
First Financial Holdings, Inc.	21,900	600,498
First Merchants Corp.	22,600	493,584
First Niagara Financial Group, Inc.(a)	161,917	1,949,481
First Place Financial Corp. (OH)	19,900	278,401
First Regional Bancorp*	12,200	230,458

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
FirstFed Financial Corp.*(a)	18,600	$666,252
FirstMerit Corp.(a)	178,406	3,569,904
Flagstar Bancorp, Inc.(a)	35,700	248,829
FNB Co.	2,500	58,075
Great Southern Bancorp, Inc.	21,500	472,140
Greene County Bancshares, Inc.	19,000	364,800
Hancock Holding Co.(a)	52,872	2,019,710
Heartland Financial USA, Inc.(a)	11,200	207,984
Hercules Offshore, Inc.*(a)	60,000	1,426,800
Heritage Commerce Corp.	5,200	95,628
IBERIABANK Corp.	61,792	2,888,776
Independent Bank Corp. (MA)	57,500	1,565,150
Independent Bank Corp. (MI)	65,158	619,001
Integra Bank Corp.	32,100	452,931
Irwin Financial Corp.	52,100	382,935
MainSource Financial Group, Inc.(a)	39,470	614,153
MB Financial, Inc.(a)	43,950	1,354,979
Nara Bancorp, Inc.	45,800	534,486
National Penn Bancshares, Inc.(a)	136,164	2,061,523
NewAlliance Bancshares, Inc.	191,791	2,209,432
Ocwen Financial Corp.*(a)	41,300	228,802
Old Second Bancorp, Inc.	5,700	152,703
Oriental Financial Group, Inc.	37,700	505,557
PAB Bankshares, Inc.	8,130	102,682
Pacific Capital Bancorp(a)	99,900	2,010,987
Penson Worldwide, Inc.*	20,800	298,480
Peoples Bancorp, Inc.	21,900	545,091
Prosperity Bancshares, Inc.	25,700	755,323
Provident Bankshares Corp.(a)	35,700	763,623
Rainier Pacific Financial Group, Inc.	27,324	403,302
Renasant Corp.	27,800	599,646
Republic Bancorp, Inc. (KY) (Class A Stock)	8,446	139,616
Royal Bancshares of Pennsylvania, Inc. (Class A Stock)	11,651	128,164
SCBT Financial Corp.	7,917	250,731
Security Bank Corp. (GA)(a)	20,700	189,198
Sierra BanCorp.	2,800	69,692
Signature Bank*(a)	58,187	1,963,811
Simmons First National Corp. (Class A Stock)	16,400	434,600
Southwest Bancorp, Inc.	62,100	1,138,293
Sterling Financial Corp. (PA)	32,750	537,755
Sterling Financial Corp. (WA)	179,560	3,014,812
Suffolk BanCorp.	10,000	307,100
Superior Bancorp*(a)	141,598	760,381
Taylor Capital Group, Inc.	33,100	675,240
TierOne Corp.	42,600	943,590
Trico Bancshares	22,200	428,460
UMB Financial Corp.(a)	22,663	869,353
Umpqua Holdings Corp.	109,637	1,681,832
Union Bankshares Corp.	11,900	251,566
United Bancshares, Inc.	17,000	476,340
Washington Trust Bancorp, Inc.	22,300	562,629
West Coast BanCorp.	71,900	1,330,150

		84,439,304

Financial – Brokerage — 0.4%
Centerline Holding Co.(a)	38,700	294,894
Knight Capital Group, Inc. (Class A Stock)*(a)	121,300	1,746,720
Piper Jaffray Cos., Inc.*	10,100	467,832
Sterling Banchares, Inc. (TX)(a)	102,800	1,147,248

		3,656,694

Financial Institutions — 0.1%
Patriot Capital Funding, Inc.	103,796	1,047,302

Financial Services — 2.9%
Advance America Cash Advance Centers, Inc.	17,900	181,864
Advanta Corp. (Class B Stock)	62,500	504,375
Deluxe Corp.	187,300	6,160,297
Dime Community Bancshares	35,700	455,889
Dollar Financial Corp.*(a)	91,368	2,804,084
Encore Capital Group, Inc.*	26,800	259,424
Federal Agricultural Mortgage Corp. (Class C Stock)	34,800	915,936
Financial Federal Corp.	102,280	2,279,821
Hanmi Financial Corp.	205,000	1,767,100
Imperial Capital Bancorp, Inc.	10,300	188,490
Lakeland Financial Corp.	12,400	259,160
Max Capital Group Ltd. (Bermuda)(a)	93,900	2,628,261
MCG Capital Corp.	65,000	753,350
Meadowbrook Insurance Group, Inc.*(a)	83,400	784,794
NBT Bancorp, Inc.(a)	45,900	1,047,438
TICC Capital Corp.(a)	114,521	1,057,029
Waddell & Reed Financial, Inc. (Class A Stock)	73,600	2,656,224
World Acceptance Corp.*(a)	69,500	1,875,110
WSFS Financial Corp.	16,900	848,380

		27,427,026

Food — 2.7%
Corn Products International, Inc.	61,737	2,268,835
Dean Foods Co.	82,916	2,144,208
Nash Finch Co.(a)	120,550	4,253,004
Performance Food Group Co.*(a)	55,730	1,497,465
Ralcorp Holdings, Inc.*(a)	87,690	5,330,675
Ruddick Corp.	65,100	2,257,017
Sanderson Farms, Inc.(a)	45,800	1,547,124
Smithfield Foods, Inc.*	15,900	459,828
Smucker, (J.M.) Co. (The)	54,150	2,785,476
Sparten Stores, Inc.	122,500	2,799,125

		25,342,757

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.(a)	87,805	2,599,906
Weis Markets, Inc.	52,400	2,092,856

		4,692,762

Food Products — 0.4%
Del Monte Foods Co.	263,585	2,493,514
SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Food Products (cont’d.)
Pilgrim’s Pride Corp.(a)	49,197	$1,424,253

		3,917,767

Furniture — 0.1%
Furniture Brands International, Inc.(a)	62,760	631,366

Gas Distribution — 0.3%
Petrohawk Energy Corp.*(a)	185,200	3,205,812

Health Services — 0.2%
Healthspring, Inc.*	122,850	2,340,293

Healthcare – Medical Providers — 0.1%
Psychiatric Solutions, Inc.*(a)	36,300	1,179,750

Healthcare Products — 0.2%
Symmetry Medical, Inc.*(a)	78,370	1,365,989
Syneron Medical Ltd. (Israel)*(a)	66,150	884,426

		2,250,415

Healthcare Services — 2.4%
Amedisys, Inc.*	52,300	2,537,596
AMERIGROUP Corp.*(a)	97,800	3,564,810
AmSurg Corp.*(a)	71,600	1,937,496
Apria Healthcare Group, Inc.*(a)	75,450	1,627,456
Cross Country Healthcare, Inc.*(a)	36,850	524,744
Gentiva Health Services, Inc*(a)	131,200	2,498,048
LifeCell Corp.*(a)	15,100	650,961
LifePoint Hospitals, Inc.*(a)	65,372	1,944,163
Magellan Health Services, Inc.*	32,100	1,496,823
Molina Healthcare, Inc.*(a)	11,100	429,570
Omnicare, Inc.	91,292	2,082,371
Pediatrix Medical Group, Inc.*	4,600	313,490
Protalix Biotherapeutics, Inc. (Israel)*	39,500	134,300
RehabCare Group, Inc.*	34,430	776,741
Res-Care, Inc.*	68,725	1,729,121
Sunrise Senior Living, Inc.*(a)	15,900	487,812

		22,735,502

Heathcare Equipment & Services — 0.1%
National Dentex Corp.*	35,610	574,033

Hotels, Restaurants & Leisure — 0.2%
O’ Charleys, Inc.(a)	69,330	1,038,563
Ruby Tuesday, Inc.(a)	70,900	691,275

		1,729,838

Household Durables — 0.1%
Snap-on, Inc.(a)	13,210	637,250

Household Products — 0.2%
Central Garden and Pet Co.*(a)	175,162	938,868
Helen of Troy Ltd. (Bermuda)*(a)	74,900	1,283,786
Prestige Brands Holdings, Inc.*	9,200	68,816

		2,291,470

Industrial Products — 3.4%
Actuant Corp. (Class A Stock)(a)	38,000	1,292,380
Acuity Brands, Inc.(a)	37,400	1,683,000
Barnes Group, Inc.(a)	181,850	6,071,971
Brady Corp. (Class A Stock)(a)	76,697	2,691,298
Ceradyne, Inc.*(a)	50,400	2,365,272
CIRCOR International, Inc.(a)	60,144	2,788,276
EnPro Industries, Inc.*(a)	85,500	2,620,575
Exterran Holdings, Inc.*(a)	24,150	1,975,470
Interface, Inc. (Class A Stock)(a)	69,173	1,128,903
Kaydon Corp.(a)	72,800	3,970,512
Myers Industries, Inc.	154,250	2,231,998
Watts Water Technologies, Inc. (Class A Stock)(a)	45,983	1,370,293
WESCO International, Inc.*	44,703	1,772,027

		31,961,975

Insurance — 6.3%
Allied World Assurance Holdings Ltd. (Bermuda)	25,170	1,262,779
American Equity Investment Life Holding Co.(a)	139,139	1,153,462
American Physicians Capital, Inc.	20,000	829,200
Amerisafe, Inc.*	101,400	1,572,714
Amtrust Financial Services, Inc.	21,000	289,170
Argo Group International Holdings Ltd. (Bermuda)*(a)	66,491	2,801,266
Aspen Insurance Holdings Ltd. (Bermuda)(a)	101,300	2,921,492
CNA Surety Corp.*	34,560	683,942
Delphi Financial Group, Inc. (Class A Stock)	102,600	3,619,728
EMC Insurance Group, Inc.	14,550	344,399
Employers Holdings, Inc.	160,512	2,682,156
Endurance Specialty Holdings Ltd. (Bermuda)	50,850	2,121,970
FPIC Insurance Group, Inc.*	17,200	739,256
Hanover Insurance Group, Inc. (The)	36,850	1,687,730
Harleysville Group, Inc.	21,800	771,284
Horace Mann Educators Corp.(a)	83,727	1,585,789
Infinity Property & Casual Corp.(a)	79,420	2,869,445
IPC Holdings Ltd.	56,000	1,616,720
Midland Co.	8,980	580,916
Navigators Group, Inc.*	31,300	2,034,500
Odyssey Re Holdings Corp.	47,600	1,747,396
Phoenix Cos., Inc. (The)	23,800	282,506
Platinum Underwriters Holdings Ltd. (Bermuda)	224,292	7,975,824
PMA Capital Corp. (Class A Stock)*	175,300	1,440,966
ProAssurance Corp.*(a)	61,397	3,371,923
RLI Corp.	6,800	386,172
Safety Insurance Group, Inc.	89,700	3,284,814
Seabright Insurance Holdings, Inc.*	32,100	484,068
Selective Insurance Group, Inc.	73,900	1,698,961
StanCorp Financial Group, Inc.	33,100	1,667,578
United Fire & Casualty Co.	51,000	1,483,590
Zenith National Insurance Corp.(a)	88,850	3,974,260

		59,965,976

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Internet Services — 0.3%
Adaptec, Inc.*	46,800	$158,184
CyberSource Corp.*	32,743	581,843
eSpeed, Inc. (Class A Stock)*	10,300	116,390
Interwoven, Inc.*(a)	65,600	932,832
iPass, Inc.*(a)	7,500	30,450
Sonic Wall, Inc.*(a)	48,300	517,776
United Online, Inc.(a)	77,600	917,232

		3,254,707

IT Services — 0.6%
Medquist, Inc.*	37,240	401,820
Perot Systems Corp. (Class A Stock)*(a)	405,273	5,471,185

		5,873,005

Leisure Equipment & Products
Callaway Golf Co.(a)	11,340	197,656

Machinery — 0.8%
Albany International Corp. (Class A Stock)(a)	25,010	927,871
IDEX Corp.	58,329	2,107,427
Mueller Industries, Inc.	29,620	858,684
Wabtec Corp.	99,760	3,435,734

		7,329,716

Machinery & Equipment — 1.7%
Applied Industrial Technologies, Inc.	180,800	5,246,816
Astec Industries, Inc.*(a)	11,100	412,809
Blount International, Inc.*(a)	136,050	1,674,775
Cascade Corp.	21,200	984,952
Federal Signal Corp.	99,378	1,115,021
Kadant, Inc.*(a)	53,213	1,578,830
Kennametal, Inc.	72,660	2,750,908
Mueller Water Products, Inc.(a)	117,150	1,115,268
Smith, (A.O.) Corp.(a)	22,500	788,625
Tennant Co.	21,900	969,951

		16,637,955

Manufacturing — 0.1%
Reddy Ice Holdings, Inc.	27,000	683,370

Marine — 0.1%
Kirby Corp.*	22,630	1,051,842

Media — 0.3%
Entercom Communications Corp.(a)	59,300	811,817
Lee Enterprises, Inc.(a)	114,000	1,670,100
Media General, Inc. (Class A Stock)(a)	5,100	108,375

		2,590,292

Medical Equipment
InterMune, Inc.*	16,600	221,278

Medical Products — 0.4%
Cooper Cos., Inc. (The)(a)	95,459	3,627,442

Medical Supplies & Equipment — 1.6%
Alliance Imaging, Inc.*(a)	109,200	1,050,504
Applera Corp. - Celera Genomics Group*	20,300	322,161
Arena Pharmaceuticals, Inc.*(a)	9,600	75,168
Barrier Therapeutics, Inc.*	20,500	80,770
Bio-Rad Laboratories, Inc. (Class A Stock)*	25,600	2,652,672
Bionovo, Inc.*(a)	67,400	115,254
CONMED Corp.*(a)	72,900	1,684,719
Cypress Bioscience, Inc.*(a)	48,700	537,161
Invacare Corp.	40,600	1,023,120
Orthofix International NV*(a)	13,395	776,508
Owens & Minor, Inc.(a)	31,347	1,330,053
Patterson Cos., Inc.*(a)	62,059	2,106,903
PSS World Medical, Inc.*(a)	91,007	1,781,007
Savient Pharmaceuticals, Inc.*(a)	36,700	842,999
STERIS Corp.(a)	21,900	631,596
SurModics, Inc.*(a)	2,900	157,383

		15,167,978

Metals & Mining — 1.7%
Century Aluminum Co.*(a)	73,850	3,983,469
Iamgold Corp. (Canada)	224,200	1,816,020
Quanex Corp.(a)	65,225	3,385,177
RBC Bearings, Inc.*(a)	31,573	1,372,163
RTI International Metals, Inc.*(a)	18,799	1,295,815
Schnitzer Steel Industries, Inc. (Class A Stock)(a)	17,600	1,216,688
Valmont Industries, Inc.	32,000	2,851,840

		15,921,172

Metals/Mining Excluding Steel — 0.2%
Uranium Resources, Inc.*	126,023	1,572,767

Office Equipment — 0.5%
Ennis, Inc.(a)	81,800	1,472,400
HNI Corp.(a)	33,000	1,156,980
IKON Office Solutions, Inc.	93,900	1,222,578
United Stationers, Inc.*(a)	30,710	1,419,109

		5,271,067

Oil & Gas — 3.4%
Alon USA Energy, Inc.(a)	110,000	2,989,800
Atwood Oceanics, Inc.*(a)	19,600	1,964,704
Berry Petroleum Co. (Class A Stock)	63,256	2,811,729
Bois d’ Arc Energy, Inc.*(a)	29,200	579,620
Cabot Corp.	30,952	1,031,940
Callon Petroleum Co.*	14,800	243,460
Comstock Resources, Inc.*(a)	33,000	1,122,000
Energy Partners Ltd.*	28,444	335,924
Harvest Natural Resources, Inc.*(a)	56,700	708,750
Hornbeck Offshore Services, Inc.*(a)	39,150	1,759,792
Ion Geophysical Corp.*(a)	57,790	911,926
Key Energy Services, Inc.*	86,450	1,244,016
Mariner Energy, Inc.*(a)	47,800	1,093,664
Nicor, Inc.	47,600	2,015,860

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Oil & Gas (cont’d.)
Northwest Natural Gas Co.(a)	11,870	$577,594
Oil States International, Inc.*(a)	54,400	1,856,128
Petroquest Energy, Inc.*	115,700	1,654,510
Rosetta Resources, Inc.*(a)	17,800	352,974
St. Mary Land & Exploration Co.	37,450	1,445,944
Stone Energy Corp.*	58,100	2,725,471
Superior Energy Services, Inc.*	43,450	1,495,549
Trico Marine Services, Inc.*(a)	82,400	3,050,448
Union Drilling, Inc.*	33,100	521,987

		32,493,790

Oil, Gas & Consumable Fuels — 0.2%
Denbury Resources, Inc.*	24,854	739,407
XTO Energy, Inc.	21,150	1,086,264

		1,825,671

Paper & Forest Products — 0.7%
Neenah Paper, Inc.(a)	84,613	2,466,469
Rock-Tenn Co. (Class A Stock)	74,800	1,900,668
Schweitzer-Manduit International, Inc.(a)	51,700	1,339,547
Universal Forest Products, Inc.	25,000	736,500

		6,443,184

Personal Services — 0.4%
CompuCredit Corp.*(a)	48,000	479,040
Geo Group, Inc.*(a)	58,800	1,646,400
Stewart Enterprises, Inc. (Class A Stock)(a)	181,800	1,618,020

		3,743,460

Pharmaceuticals — 1.0%
Acadia Pharmaceuticals, Inc.*(a)	21,400	236,898
Alpharma, Inc. (Class A Stock)*(a)	17,100	344,565
Auxilium Pharmaceuticals, Inc.*	12,500	374,875
Axcan Pharma, Inc. (Canada)*(a)	107,000	2,461,000
Bentley Pharmaceuticals, Inc.*(a)	74,200	1,119,678
Bradley Pharmaceuticals, Inc.*	15,800	311,260
Nektar Therapeutics*	12,100	81,191
Onyx Pharmaceuticals, Inc.*	14,000	778,680
Par Pharmaceutical Cos., Inc.*	12,200	292,800
Perrigo Co.(a)	38,900	1,361,889
Sucampo Pharmaceuticals, Inc.*	9,400	172,396
United Therapeutics Corp.*(a)	9,400	917,910
Valeant Pharmaceuticals International*	18,400	220,248
Viropharma, Inc.*(a)	67,300	534,362

		9,207,752

Printing & Publishing — 0.5%
Consolidated Graphics, Inc.*(a)	33,100	1,582,842
Courier Corp.	37,542	1,239,261
Scholastic Corp.*(a)	45,900	1,601,451
Valassis Communications, Inc.*(a)	19,800	231,462

		4,655,016

Real Estate Investment Trust — 5.5%
American Financial Realty Trust	144,850	1,161,697
American Land Lease, Inc.	14,094	279,484
Annaly Mortgage Management, Inc.	52,700	958,086
Anthracite Capital, Inc.(a)	196,200	1,420,488
Arbor Realty Trust, Inc.(a)	87,760	1,413,814
Ashford Hospitality Trust(a)	220,150	1,582,878
Biomed Realty Trust, Inc.(a)	119,897	2,778,013
Capital Trust, Inc. (Class A Stock)(a)	18,400	563,960
Cousins Properties, Inc.(a)	22,980	507,858
DiamondRock Hospitality Co.	135,400	2,028,292
Duke Realty Corp.(a)	9,980	260,278
Education Realty Trust, Inc.	114,050	1,281,922
Equity Lifestyle Properties, Inc.(a)	30,300	1,383,801
Equity One, Inc.(a)	97,034	2,234,693
Extra Space Storage, Inc.	19,500	278,655
FelCor Lodging Trust, Inc.(a)	213,700	3,331,583
First Potomac Realty Trust(a)	60,700	1,049,503
Gramercy Capital Corp.(a)	21,200	515,372
HFF, Inc. (Class A Stock)*(a)	42,400	328,176
Home Properties, Inc.(a)	11,200	502,320
Inland Real Estate Corp.(a)	71,100	1,006,776
LaSalle Hotel Properties(a)	19,440	620,136
Lexington Corp. Properties Trust(a)	219,200	3,187,168
Liberty Property Trust	8,770	252,664
LTC Properties, Inc.	43,700	1,094,685
Maguire Properties, Inc.	23,900	704,333
MFA Mortgage Investments, Inc.	371,383	3,435,293
Mid-America Apartment Communities, Inc.(a)	59,765	2,554,954
Northstar Realty Finance Corp.(a)	163,400	1,457,528
Omega Healthcare Investors, Inc.(a)	14,400	231,120
Parkway Properties, Inc.(a)	56,700	2,096,766
Pennsylvania Real Estate Investment Trust(a)	122,800	3,644,704
Saul Centers, Inc.(a)	41,800	2,233,374
Senior Housing Properties Trust(a)	103,200	2,340,576
Sunstone Hotel Investors, Inc.(a)	188,700	3,451,323

		52,172,273

Restaurants — 0.5%
Bob Evans Farms, Inc.(a)	3,700	99,641
Domino’s Pizza, Inc.(a)	87,600	1,158,948
Jack in the Box, Inc.*(a)	110,000	2,834,700
Papa John’s International, Inc.*(a)	14,900	338,230

		4,431,519

Retail — 0.3%
Dillard’s, Inc. (Class A Stock)	22,060	414,287
Ethan Allen Interiors, Inc.(a)	89,906	2,562,321

		2,976,608

Retail & Merchandising — 2.5%
Bebe Stores, Inc.(a)	85,931	1,105,073
Cash America International, Inc.	94,100	3,039,430
Collective Brands, Inc.*(a)	59,100	1,027,749
Core-Mark Holding Co., Inc.*(a)	33,000	947,760
Dress Barn, Inc.*(a)	27,200	340,272
Jo-Ann Stores, Inc.*	15,500	202,740
Lithia Motors, Inc. (Class A Stock)(a)	22,560	309,749

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Retail & Merchandising (cont’.d)
Men’s Wearhouse, Inc. (The)	63,618	$1,716,413
Movado Group, Inc.	20,000	505,800
Oxford Industries, Inc.(a)	4,200	108,234
Pacific Sunwear of California*(a)	130,926	1,847,366
Pantry, Inc. (The)*(a)	97,677	2,552,300
PC Connection, Inc.*	32,200	365,470
Penske Auto Group, Inc.(a)	80,800	1,410,768
Perry Ellis International, Inc.*	55,950	860,511
RC2 Corp.*(a)	65,539	1,839,680
Rent-A-Center, Inc.*	91,900	1,334,388
Shoe Carnival, Inc.*	12,300	173,553
Stage Stores, Inc.(a)	84,900	1,256,520
Tween Brands, Inc.*	5,400	142,992
Vector Group Ltd.(a)	105,802	2,122,388
West Marine, Inc.*(a)	60,330	541,763
Zep, Inc.*(a)	18,700	259,369

		24,010,288

Semiconductors — 2.5%
Actel Corp.*	24,100	329,206
AMIS Holdings, Inc.*	49,100	491,982
Amkor Technology, Inc.*	87,900	749,787
Applied Micro Circuits Corp.*	20,425	178,515
Asyst Technologies, Inc.*(a)	95,500	311,330
Axcelis Technologies, Inc.*(a)	82,000	377,200
Brooks Automation, Inc.*(a)	81,700	1,079,257
Cirrus Logic, Inc.*	58,500	308,880
Cohu, Inc.	27,100	414,630
Credence Systems Corp.*	50,100	121,242
DSP Group, Inc.*	23,200	283,040
Eagle Test Systems, Inc.*(a)	15,900	203,202
Emulex Corp.*(a)	280,634	4,579,947
Entegris, Inc.*(a)	214,321	1,849,590
Exar Corp.*(a)	58,562	466,739
Fairchild Semiconductor International, Inc.*	58,620	845,887
Kulicke & Soffa Industries, Inc.*(a)	148,191	1,016,590
Lattice Semiconductor Corp.*	54,300	176,475
Mattson Technology, Inc.*	22,700	194,312
MKS Instruments, Inc.*(a)	116,150	2,223,111
MRV Communications, Inc.*	32,600	75,632
Omnivision Technologies, Inc.*(a)	34,600	541,490
ON Semiconductor Corp.*(a)	67,700	601,176
Photronics, Inc.*(a)	33,200	414,004
Richardson Electronics Ltd.	75,348	528,189
Semtech Corp.*	3,600	55,872
Silcon Storage Technology, Inc.*	32,900	98,371
Skyworks Solutions, Inc.*(a)	55,400	470,900
Standard Microsystems Corp.*	25,900	1,011,913
Verigy Ltd.*	38,000	1,032,460
Zoran Corp.*(a)	128,000	2,881,280

		23,912,209

Semiconductors & Semiconductor Equipment
Cabot Microelectronics Corp.*(a)	2,000	71,820

Services – Telephone — 0.2%
Alaska Communications Systems Group, Inc.	114,100	1,711,500

Software — 0.3%
CSG Systems International, Inc.*(a)	35,400	521,088
Digi International, Inc.*(a)	65,810	933,844
EPIQ System, Inc.*(a)	48,290	840,729
McAfee, Inc.*	20,618	773,175

		3,068,836

Specialty Chemicals — 0.9%
CF Industries Holdings, Inc.(a)	80,500	8,859,830

Specialty Retail — 0.2%
Buckle, Inc. (The)	21,050	694,650
Cato Corp. (Class A Stock)	63,017	986,846

		1,681,496

Technology – Internet — 0.3%
Ariba, Inc.*(a)	38,100	424,815
Avocent Corp.*(a)	121,203	2,825,242

		3,250,057

Telecommunications — 2.5%
Atlantic Tele-Network, Inc.	11,700	395,226
Centennial Communications Corp.*	39,500	366,955
Cincinnati Bell, Inc.*(a)	797,300	3,787,175
CommScope, Inc.*(a)	47,250	2,325,172
Finisar Corp.*	57,600	83,520
Foundry Networks, Inc.*(a)	88,080	1,543,162
Iowa Telecommunications Services, Inc.	132,700	2,157,702
Mastec, Inc.*(a)	50,100	509,517
Newport Corp.*(a)	55,400	708,566
North Pittsburgh Systems, Inc.	18,400	417,496
Plantronics, Inc.(a)	117,159	3,046,134
Polycom, Inc.*(a)	21,500	597,270
Powerwave Technologies, Inc.*(a)	343,650	1,384,910
Premiere Global Services, Inc.*(a)	272,600	4,048,110
RF Micro Devices, Inc.*(a)	49,600	283,216
Sycamore Networks, Inc.*(a)	61,600	236,544
Syniverse Holdings, Inc.*	101,600	1,582,928
USA Mobility, Inc.*(a)	11,300	161,590
UTStarcom, Inc.*(a)	39,100	107,525

		23,742,718

Textiles, Apparel & Luxury Goods — 0.1%
Timberland Co. (Class A Stock)*(a)	34,385	621,681

Thrifts & Mortgage Finance — 0.1%
Downey Financial Corp.(a)	24,300	755,973
PMI Group, Inc. (The)	21,630	287,246

		1,043,219

Transportation — 1.9%
ABX Air, Inc.*(a)	203,450	850,421
Atlas Air Worldwide Holdings, Inc.*(a)	33,700	1,827,214

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)		Value
	Shares	(Note 2)

Transportation (cont’d.)
Bristow Group, Inc.*(a)	18,400	$1,042,360
Eagle Bulk Shipping, Inc.	39,100	1,038,105
GATX Corp.	37,950	1,392,006
Genco Shipping & Trading Ltd.	45,100	2,469,676
Gulfmark Offshore, Inc.*(a)	118,900	5,563,331
Kansas City Southern*(a)	44,494	1,527,479
Knightsbridge Tankers Ltd. (Bermuda)(a)	32,300	780,045
Pacer International, Inc.	23,670	345,582
TBS International Ltd. (Bermuda)*(a)	34,200	1,130,652

		17,966,871

Utilities — 5.6%
AGL Resources, Inc.	74,995	2,822,812
Allete, Inc.(a)	35,450	1,403,111
American States Water Co.	13,100	493,608
Atlas America, Inc.(a)	42,447	2,512,013
Atmos Energy Corp.	78,684	2,206,299
Black Hills Corp.	10,300	454,230
CH Energy Group, Inc.	21,500	957,610
Cleco Corp.(a)	60,500	1,681,900
El Paso Electric Co.*	96,500	2,467,505
EMCOR Group, Inc.*	94,310	2,228,545
Goodman Global, Inc.*	75,810	1,860,377
Idacorp, Inc.(a)	51,850	1,826,157
Integrys Energy Group, Inc.	29,100	1,504,179
New Jersey Resources Corp.(a)	73,546	3,678,771
PNM Resources, Inc.(a)	81,300	1,743,885
South Jersey Industries, Inc.(a)	35,800	1,292,022
Southwest Gas Corp.(a)	97,700	2,908,529
Swift Energy Co.*(a)	99,840	4,395,955
UIL Holdings Corp.	29,100	1,075,245
Unisource Energy Corp.	114,400	3,609,320
Vectren Corp.	56,400	1,636,164
W-H Energy Services, Inc.*(a)	36,512	2,052,340
Westar Energy, Inc.(a)	239,755	6,219,245
WGL Holdings, Inc.	36,048	1,180,933
Wisconsin Energy Corp.	18,806	916,040

		53,126,795

TOTAL COMMON STOCKS
(cost $923,540,281)		905,052,250

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U.S. Treasury Obligation — 0.1%
U.S. Treasury Note(k)
(cost $1,220,844)
4.625%	11/30/08	$1,205	$1,219,780

TOTAL LONG-TERM INVESTMENTS
(cost $924,761,125)			906,272,030

	Shares

SHORT-TERM INVESTMENT — 44.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $420,731,410; includes
$392,796,125 of cash collateral
for securities on loan)(b)(w)
(Note 4)	420,731,410	420,731,410

TOTAL INVESTMENTS — 139.3%
(cost $1,345,492,535; Note 6)		1,327,003,440
Liabilities in excess of other assets(x)— (39.3)%		(374,439,106)

NET ASSETS — 100.0%		$952,564,334

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $372,111,715; cash collateral of $392,796,125 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

Futures contracts open at December 31, 2007:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2007	Depreciation

Long Position:
	Russell
47	2000	Mar 08	$18,151,400	$18,146,700	$(4,700)

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund
(41.2% represents investments purchased with collateral
from securities on loan)	44.2%
Financial – Bank & Trust	8.9
Insurance	6.3
Utilities	5.6
Real Estate Investment Trust	5.5
Electronic Components & Equipment	3.8
Oil & Gas	3.4
Computer Services & Software	3.4
Industrial Products	3.4
Consumer Products & Services	3.3
Financial Services	2.9
Chemicals	2.8
Food	2.7
Retail & Merchandising	2.5
Semiconductors	2.5
Telecommunications	2.5
Healthcare Services	2.1
Transportation	1.9
Aerospace	1.8
Machinery & Equipment	1.7
Metals & Mining	1.7
Medical Supplies & Equipment	1.6
Business Services	1.3
Electric Utilities	1.2
Automotive Parts	1.2
Containers & Packaging	1.0
Pharmaceuticals	1.0
Specialty Chemicals	0.9
Machinery	0.8
Paper & Forest Products	0.7
Clothing & Apparel	0.7
Airlines	0.6
IT Services	0.6
Broadcasting	0.6
Building Materials	0.6
Banks	0.6
Office Equipment	0.5
Food & Staples Retailing	0.5
Printing & Publishing	0.5
Healthcare Equipment & Supplies	0.5
Restaurants	0.5
Commercial Banks	0.4
Food Products	0.4
Personal Services	0.4
Communications Equipment	0.4
Financial – Brokerage	0.4
Commercial Services	0.3
Environmental Services	0.3
Internet Services	0.3
Technology – Internet	0.3
Gas Distribution	0.3
Automotive Components	0.3
Software	0.3
Retail	0.3
Computer Hardware	0.3
Media	0.3
Equipment Services	0.3
Healthcare Providers & Services	0.3
Advertising	0.3
Health Services	0.2
Household Products	0.2
Farming & Agriculture	0.2
Energy – Energy Resources	0.2
Computers – Networking	0.2
Diversified Financial Services	0.2
Diversified Operations	0.2
Exchange Traded Funds	0.2
Oil, Gas & Consumable Fuels	0.2
Construction	0.2
Hotels, Restaurants & Leisure	0.2
Services – Telephone	0.2
Specialty Retail	0.2
Metals/mining Excluding Steel	0.2
Healthcare Products	0.1
U.S. Treasury Obligations	0.1
Energy Equipment & Services	0.1
Healthcare – Medical Providers	0.1
Marine	0.1
Financial Institutions	0.1
Thrifts & Mortgage Finance	0.1
Biotechnology	0.1
Drugs & Medicine	0.1
Electronics	0.1
Apparel & Textile	0.1
Diversified Consumer Services	0.1
Manufacturing	0.1
Household Durables	0.1
Furniture	0.1
Textiles, Apparel & Luxury Goods	0.1
Heathcare Equipment & Services	0.1
Commercial Services & Supplies	0.1

139.3
Liabilities in excess of other assets	(39.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities
on loan of $372,111,715:
Unaffiliated investments (cost $924,761,125)	$906,272,030
Affiliated investments (cost $420,731,410)	420,731,410
Cash	188,312
Receivable for fund share sold	18,758,710
Dividends and interest receivable	2,554,381
Receivable for investments sold	1,401,226
Prepaid expenses	16,861

Total Assets	1,349,922,930

LIABILITIES:
Payable to broker for collateral for securities on loan	392,796,125
Payable for investments purchased	3,499,545
Payable for fund share repurchased	514,111
Advisory fees payable	382,826
Accrued expenses and other liabilities	132,920
Due to broker-variation margin	25,850
Shareholder servicing fees payable	7,219

Total Liabilities	397,358,596

NET ASSETS	$952,564,334

Net assets were comprised of:
Paid-in capital	$874,333,961
Retained earnings	78,230,373

Net assets, December 31, 2007	$952,564,334

Net asset value and redemption price per share, $952,564,334/67,523,860 outstanding shares of beneficial interest	$14.11

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,325 foreign withholding tax)	$17,038,097
Affiliated income from securities lending, net	1,639,489
Affiliated dividend income	1,564,758
Unaffiliated interest	60,718

20,303,062

EXPENSES
Advisory fees	9,729,691
Shareholder servicing fees and expenses	756,754
Custodian and accounting fees	158,000
Audit fee	25,000
Loan interest expense (Note 7)	24,071
Trustees’ fees	23,000
Insurance expenses	21,000
Transfer agent’s fees and expenses	17,000
Legal fees and expenses	9,000
Shareholders’ reports	3,000
Miscellaneous	2,869

Total expenses	10,769,385

NET INVESTMENT INCOME	9,533,677

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	92,698,186
Futures transactions	(1,042,436)

91,655,750

Net change in unrealized appreciation (depreciation) on:
Investments	(153,876,116)
Futures	174,375

(153,701,741)

NET LOSS ON INVESTMENTS	(62,045,991)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(52,512,314)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,533,677	$9,709,288
Net realized gain on investment transactions	91,655,750	107,779,411
Net change in unrealized appreciation (depreciation) on investments	(153,701,741)	81,664,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,512,314)	199,153,590

DISTRIBUTIONS	(117,488,699)	(57,808,921)

FUND SHARE TRANSACTIONS:
Fund share sold [10,872,603 and 12,768,265 shares, respectively]	182,782,074	203,052,040
Fund share issued in reinvestment of distributions [8,446,348 and 3,679,752 shares, respectively]	117,488,699	57,808,921
Fund share repurchased [17,559,141 and 21,662,297 shares, respectively]	(304,498,616)	(343,189,483)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(4,227,843)	(82,328,522)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(174,228,856)	59,016,147
NET ASSETS:
Beginning of year	$1,126,793,190	1,067,777,043

End of year	$952,564,334	$1,126,793,190

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 95.3%
		Value
COMMON STOCKS — 61.6%	Shares	(Note 2)

Advertising — 0.2%
Aegis Group PLC (United Kingdom)	147,664	$343,911
Lamar Advertising Co. (Class A Stock)(a)	16,000	769,120
Omnicom Group, Inc.	23,900	1,135,967
WPP Group PLC (United Kingdom)	18,326	236,024

		2,485,022

Aerospace — 1.5%
BBA Aviation PLC (United Kingdom)	77,910	318,318
Boeing Co. (The)	32,800	2,868,688
Finmeccanica SpA (Italy)	22,810	732,687
General Dynamics Corp.	31,000	2,758,690
Lockheed Martin Corp.	15,700	1,652,582
MTC Technologies, Inc.*	3,400	79,900
Northrop Grumman Corp.	10,100	794,264
Raytheon Co.	9,800	594,860
Rockwell Collins, Inc.(a)	14,700	1,057,959
Teledyne Technologies, Inc.*(a)	2,500	133,325
Triumph Group, Inc.	2,500	205,875
United Technologies Corp.	45,900	3,513,186

		14,710,334

Airlines — 0.2%
AirTran Holdings, Inc.*(a)	7,200	51,552
AMR Corp.*	3,400	47,702
British Airways PLC (United Kingdom)*	26,465	163,180
Gol Linhas Aereas Inteligentes SA, ADR (Brazil)(a)	13,500	335,070
SkyWest, Inc.	3,400	91,290
Southwest Airlines Co.	92,700	1,130,940

		1,819,734

Apparel/Shoes — 0.1%
Benetton Group SpA (Italy)	44,360	797,088

Automobile Manufacturers — 0.6%
Bayerische Motoren Werke AG (Germany)	17,145	1,061,583
Ford Motor Co.*(a)	137,800	927,394
Harley-Davidson, Inc.(a)	10,400	485,784
Honda Motor Co. Ltd. (Japan)	14,700	485,612
Oshkosh Truck Corp.	2,900	137,054
PACCAR, Inc.	12,000	653,760
Piaggio & Co., SpA, 144A (Italy)	48,398	164,695
Rolls Royce Group PLC (United Kingdom)*	43,413	471,843
Thor Industries, Inc.	1,600	60,224
Toyota Motor Corp. (Japan)	20,700	1,102,455
Volvo AB (Class B Stock) (Sweden)	30,491	511,863
Winnebago Industries, Inc.(a)	1,600	33,632

		6,095,899

Automotive Parts — 0.1%
Aisin Seiki Co. Ltd. (Japan)	9,200	380,901
H&E Equipment Services, Inc.*	3,400	64,192
Johnson Controls, Inc.	7,800	281,112
Koito Manufacturing Co. Ltd. (Japan)	22,000	299,549
WABCO Holdings, Inc.	1,000	50,090

		1,075,844

Beverages — 1.3%
Anheuser-Busch Cos., Inc.	47,700	2,496,618
Boston Beer Co., Inc. (Class A Stock)*	3,400	128,010
Coca-Cola Co.(a)	62,700	3,847,899
Compania Cervecerias Unidas SA, ADR (Chile)	9,300	332,568
Lion Nathan Ltd. (New Zealand)	32,007	268,749
PepsiCo, Inc.(a)	57,800	4,387,020
Pernod Ricard SA (France)	5,138	1,187,744
Takara Holdings, Inc. (Japan)	40,000	239,884

		12,888,492

Biotechnology — 0.1%
Affymetrix, Inc.*	4,200	97,188
Illumina, Inc.*	500	29,630
Incyte Corp.*	6,600	66,330
Maxygen, Inc*	3,900	31,317
Millipore Corp.*	3,800	278,084

		502,549

Building & Construction — 0.1%
Foster Wheeler Ltd.*	5,200	806,104
JS Group Corp. (Japan)	10,000	159,550
Wacker Chemie AG (Germany)	1,322	382,121

		1,347,775

Building Materials — 0.3%
Boral Ltd. (Australia)	63,657	339,470
Bouygues SA (France)	12,552	1,046,046
Cemex SA de CV (Mexico)*	80,492	208,636
Holcim Ltd. (Switzerland)	7,904	846,845
Masco Corp.	24,500	529,445
Sherwin-Williams Co. (The)	2,300	133,492
Universal Forest Products, Inc.(a)	2,000	58,920
USG Corp.*(a)	2,500	89,475

		3,252,329

Business Services — 0.3%
Accenture Ltd. (Class A Stock) (Bermuda)(a)	30,600	1,102,518
Bureau Veritas SA (France)*	9,200	544,761
ChoicePoint, Inc.*	2,566	93,454
Corporate Executive Board Co. (The)	3,100	186,310
Dun & Bradstreet Corp.	800	70,904
FTI Consulting, Inc.*	800	49,312
Informa Group PLC (United Kingdom)	36,226	332,975
Iron Mountain, Inc.*(a)	8,687	321,593
Manpower, Inc.	1,700	96,730
Navigant Consulting, Inc.*	2,500	34,175
Robert Half International, Inc.	6,000	162,240
Senomyx, Inc.*	9,400	70,406

		3,065,378

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Cable Television — 0.4%
Liberty Global, Inc. (Class A Stock)*(a)	6,632	$259,908
Rogers Communications, Inc. (Class B Stock) (Canada)	33,400	1,511,350
Shaw Communications, Inc. (Class B Stock) (Canada)	40,400	956,672
Time Warner Cable, Inc. (Class A Stock)*	44,300	1,222,680

		3,950,610

Chemicals — 0.8%
Arch Chemicals, Inc.	5,050	185,587
Avery Dennison Corp.	12,800	680,192
BASF AG (Germany)	7,208	1,068,707
Cabot Corp.	3,000	100,020
Dow Chemical Co. (The)	22,200	875,124
DuPont, (E.I.) de Nemours & Co.	29,559	1,303,256
Hitachi Chemical Co. Ltd. (Japan)	24,700	567,578
Mosaic Co. (The)*	4,200	396,228
NuCo2, Inc.*	1,700	42,330
Praxair, Inc.	27,500	2,439,525
Sigma-Aldrich Corp.	3,000	163,800
Symyx Technologies, Inc.*	4,900	37,632
Tosoh Corp. (Japan)	47,000	200,346

		8,060,325

Clothing & Apparel — 0.2%
Adidas-Salomon AG (Germany)	9,352	700,884
Anvil Holdings, Inc.*(g)	126	1,004
Aoyama Trading Co. Ltd. (Japan)	5,000	129,492
Coach, Inc.*	28,000	856,240
NIKE, Inc. (Class B Stock)(a)	9,600	616,704
Quiksilver, Inc.*	5,000	42,900

		2,347,224

Commercial Banks — 0.1%
Home Bancshares, Inc.	1,400	29,358
Standard Chartered PLC (United Kingdom)	24,548	901,077

		930,435

Commercial Services — 0.1%
Benesse Corp. (Japan)	9,200	389,299
Huron Consulting Group, Inc.*	900	72,567
Jackson Hewitt Tax Service, Inc.	4,200	133,350

		595,216

Computer Hardware — 1.9%
Acer, Inc. (Taiwan)	295,224	572,254
Apple, Inc.*	25,400	5,031,232
Dell, Inc.*	161,300	3,953,463
Hewlett-Packard Co.	105,500	5,325,640
Insight Enterprises, Inc.*	5,100	93,024
International Business Machines Corp.(a)	25,150	2,718,715
Network Appliance, Inc.*	23,500	586,560
Palm, Inc. (a)	27,700	175,618
Seagate Technology (Cayman Islands)	26,800	683,400

		19,139,906

Computer Services & Software — 2.8%
3D Systems Corp*	2,800	43,232
Activision, Inc.*(a)	7,877	233,947
American Reprographics Co.*	2,700	44,496
Artistic Greetings, Inc.*	6,400	27,648
Automatic Data Processing, Inc.	31,700	1,411,601
Avid Technology, Inc.*(a)	5,100	144,534
Cadence Design Systems, Inc.*(a)	4,200	71,442
Cisco Systems, Inc.*	106,000	2,869,420
DST Systems, Inc.*(a)	3,400	280,670
Electronic Arts, Inc.*(a)	10,900	636,669
Electronic Data Systems Corp.(a)	29,800	617,754
EMC Corp.*	62,900	1,165,537
F5 Networks, Inc.*(a)	5,900	168,268
Factset Research Systems, Inc.(a)	1,900	105,830
Global Payments, Inc.	2,700	125,604
Henry, (Jack) & Associates, Inc.(a)	2,500	60,850
Intuit, Inc.*(a)	33,900	1,071,579
Logica CMG PLC (United Kingdom)	68,445	160,430
McAfee, Inc.*	3,400	127,500
Microsoft Corp.	334,500	11,908,200
NS Solutions Corp. (Japan)	10,500	306,648
Oracle Corp.*(a)	106,400	2,402,512
Red Hat, Inc.*(a)	100,180	2,087,751
Starent Networks Corp*	2,000	36,500
Sun Microsystems, Inc.*	73,375	1,330,289
SYNNEX Corp.*	1,600	31,360
Taleo Corp. (Class A Stock)*(a)	4,200	125,076
Tech Data Corp.*(a)	2,500	94,300
Websense, Inc.*	3,400	57,732
Western Union Co.	35,200	854,656

		28,602,035

Conglomerates — 0.8%
Altria Group, Inc.	35,100	2,652,858
Asahi Kasei Corp. (Japan)	36,000	237,581
DCC PLC (Ireland)	26,636	750,514
GKN PLC (United Kingdom)	69,659	391,031
Honeywell International, Inc.	21,000	1,292,970
Hutchison Whampoa Ltd. (Hong Kong)	49,400	556,506
Jardine Cycle & Carriage Ltd. (Singapore)	22,000	328,497
Mitsui & Co. Ltd. (Japan)	48,000	1,002,367
Sumitomo Corp. (Japan)	26,700	373,570

		7,585,894

Construction — 0.6%
ACS Actividades de Construccion y Servicios SA (Spain)	11,865	705,166
All Nippon Airways Co. Ltd. (Japan)	61,000	224,785
Carillion PLC (United Kingdom)	54,294	379,624
D.R. Horton, Inc.(a)	22,300	293,691
Fluor Corp.	3,500	510,020

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Construction (cont’d.)
Grupo Acciona SA (Spain)	4,581	$1,452,388
Insituform Technologies, Inc. (Class A Stock)*	4,600	68,080
KB HOME(a)	18,600	401,760
McDermott International, Inc.*	10,000	590,300
Technip-Coflexip SA (France)	11,362	905,345
Toll Brothers, Inc.*(a)	4,300	86,258

		5,617,417

Consumer Products & Services — 2.6%
Alberto Culver Co.	3,000	73,620
Avon Products, Inc.	35,400	1,399,362
Clorox Co.(a)	18,800	1,225,196
Colgate-Palmolive Co.	15,300	1,192,788
Dollar Thrifty Automotive Group, Inc.*(a)	5,100	120,768
Fortune Brands, Inc.	5,400	390,744
Fossil, Inc.*(a)	3,400	142,732
Harvey Norman Holdings Ltd. (Australia)	122,212	722,305
Johnson & Johnson(a)	109,346	7,293,378
Kimberly-Clark Corp.	12,100	839,014
L’Oreal SA (France)	7,517	1,076,825
Lauder, (Estee) Cos., Inc. (Class A Stock)	9,600	418,656
Newell Rubbermaid, Inc.	15,100	390,788
Orkla ASA (Norway)	46,200	895,522
Pacific Brands Ltd. (Australia)	92,228	261,921
Procter & Gamble Co.	124,305	9,126,473
Rent-A-Center, Inc.*	6,400	92,928

		25,663,020

Containers & Packaging
Owens-Illinois, Inc.*	2,400	118,800
Smurfit-Stone Container Corp.*(a)	13,100	138,336

		257,136

Distribution/Wholesale — 0.1%
Fastenal Co.(a)	10,600	428,452
Pool Corp.(a)	4,312	85,507

		513,959

Diversified Operations — 1.9%
3M Co.	26,700	2,251,344
General Electric Co.	391,500	14,512,905
Koppers Holdings, Inc.	2,700	116,748
Tomkins PLC (United Kingdom)	51,344	180,648
Tyco International Ltd. (Bermuda)	57,050	2,262,033

		19,323,678

Electronic Components & Equipment — 1.0%
Advanced Energy Industries, Inc.*	4,100	53,628
Agilent Technologies, Inc.*	13,900	510,686
American Science & Engineering, Inc.	500	28,375
AVX Corp.	6,600	88,572
Bang & Olufsen A/S (Class B Stock) (Denmark)	5,390	507,289
Belden CDT, Inc.(a)	3,250	144,625
CyberOptics Corp.*	6,400	76,800
Energizer Holdings, Inc.*(a)	800	89,704
Fanuc Ltd. (Japan)	4,800	465,351
Flextronics International Ltd. (Singapore)*	35,600	429,336
FLIR Systems, Inc.*(a)	8,500	266,050
General Cable Corp.*	800	58,624
Gentex Corp.	5,100	90,627
Harman International Industries, Inc.	5,300	390,663
Koninklijke (Royal) Philips Electronics NV (Netherlands)	15,600	673,293
Mitsubishi Electric Corp. (Japan)	81,000	838,931
Nikon Corp. (Japan)	20,000	680,366
Plexus Corp.*	4,200	110,292
Sony Corp. (Japan)	15,000	817,243
Star Micronics Co. Ltd. (Japan)	13,600	295,557
Tokyo Electron Ltd. (Japan)	5,600	340,321
TomTom NV (Netherlands)*	7,862	591,975
Tyco Electronics Ltd. (Bermuda)	50,950	1,891,774
Venture Corp. Ltd. (Singapore)	27,000	236,806
Wacom Co. Ltd. (Japan)	80	166,324

		9,843,212

Energy Services — 0.1%
Foundation Coal Holdings, Inc.	1,900	99,750
Iberdrola Renovables (Spain)*	51,900	428,725

		528,475

Entertainment & Leisure — 0.9%
Carnival Corp.	16,100	716,289
Harrah’s Entertainment, Inc.	6,400	568,000
International Game Technology Group, Inc.	46,400	2,038,352
Las Vegas Sands Corp.*(a)	2,200	226,710
Melco PBL Entertainment Macau Ltd., ADR (Hong Kong)*(a)	71,500	826,540
Namco Bandai Holdings, Inc. (Japan)	30,800	477,788
Time Warner, Inc.	96,400	1,591,564
Walt Disney Co. (The)	63,000	2,033,640
Wynn Resorts Ltd.	1,200	134,556

		8,613,439

Environmental Services — 0.2%
Allied Waste Industries, Inc.*(a)	112,600	1,240,852
Republic Services, Inc.	15,550	487,492
Waste Connections, Inc.*(a)	3,050	94,245

		1,822,589

Farming & Agriculture — 0.2%
Alliance One International, Inc.*	7,400	30,118
Bunge Ltd. (Bermuda)(a)	2,600	302,666
Monsanto Co.	16,000	1,787,040

		2,119,824

Financial – Bank & Trust — 3.4%
Allied Irish Banks PLC (Ireland)	37,278	854,107

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Australia & New Zealand Banking Group Ltd. (Australia)	41,063	$982,697
Babcock & Brown Ltd. (Australia)	20,978	493,451
Banca Intesa SpA (Italy)	125,193	990,239
Banco Santander Central Hispano SA (Spain)	43,676	944,439
Bank of America Corp.	106,676	4,401,452
Bank of Yokohama Ltd. (Japan)	78,000	543,457
BankAtlantic Bancorp, Inc. (Class A Stock)	11,700	47,970
BNP Paribas SA (France)	10,985	1,192,021
Citizens Republic Bancorp Inc.(a)	5,000	72,550
City National Corp.(a)	1,600	95,280
Close Brothers Group PLC (United Kingdom)	14,496	274,130
Commerce Bancshares, Inc.	3,810	170,917
Danske Bank SA (Denmark)	16,800	657,994
DBS Groupo Holdings Ltd. (Singapore)	60,908	864,466
East West Bancorp, Inc.(a)	4,200	101,766
Erste Bank der Oesterreichischen Sparkassen AG (Austria)	13,256	939,977
First Horizon National Corp.(a)	39,600	718,740
Foreningssparbanken NB (Sweden)	10,259	290,475
Freddie Mac	40,900	1,393,463
Glacier Bancorp, Inc.(a)	3,700	69,338
Guaranty Financial Group, Inc.*	1,400	22,400
HSBC Holdings PLC (United Kingdom)	50,629	848,587
KBC Bankverzekerings Holding (Belgium)	4,614	648,957
Milano Assicurazioni SpA (Italy)	37,109	290,266
Nordea Bank AB (Sweden)	46,647	779,471
Northern Trust Corp.(a)	6,000	459,480
Pinnacle Financial Partners, Inc.*	2,000	50,840
Popular, Inc.(a)	8,200	86,920
Provident Bankshares Corp.(a)	3,100	66,309
Public Financial Holdings Ltd. (Hong Kong)	70,000	44,866
Royal Bank of Scotland Group PLC (United Kingdom)	148,058	1,308,579
Sandy Spring Bancorp, Inc.	1,000	27,820
Signature Bank*(a)	1,200	40,500
State Street Corp.	23,600	1,916,320
Sumitomo Trust & Banking Co. Ltd. (Japan)	119,000	784,299
Suncorp-Metway Ltd. (Australia)	37,521	553,810
SunTrust Banks, Inc.(a)	23,700	1,481,013
Synovus Financial Corp.(a)	28,500	686,280
U.S. BanCorp.	74,600	2,367,804
UCBH Holdings, Inc.	9,200	130,272
Wachovia Corp.(a)	31,300	1,190,339
Wells Fargo & Co.(a)	128,700	3,885,453
Westamerica Bancorp(a)	1,100	49,005
Western Alliance Bancorp*	2,600	48,802
Wilmington Trust Corp.(a)	4,100	144,320

		34,011,641

Financial – Brokerage — 0.1%
Lazard Ltd. (Class A Stock) (Bermuda)(a)	10,900	443,412
Macquarie Group Ltd. (Australia)	7,202	481,866

		925,278

Financial Services — 4.3%
Affiliated Managers Group, Inc.*	600	70,476
American Express Co.	24,600	1,279,692
Ameriprise Financial, Inc.	5,200	286,572
Banco Popolare Scarl (Italy)*	18,501	410,069
Bank of New York Mellon Corp. (The)	46,400	2,262,464
Bear Stearns Cos., Inc. (The)(a)	5,200	458,900
BlackRock, Inc.	400	86,720
Block, (H&R), Inc.	74,600	1,385,322
Capital One Financial Corp.(a)	27,000	1,276,020
China Citic Bank (Class H Stock) (Hong Kong)*	406,000	252,004
CIT Group, Inc.	32,700	785,781
Citigroup, Inc.	219,741	6,469,175
CME Group, Inc.	2,370	1,625,820
Countrywide Financial Corp.(a)	72,700	649,938
Eaton Vance Corp.(a)	4,200	190,722
Federated Investors, Inc.	21,100	868,476
Franklin Resources, Inc.	7,500	858,225
Goldman Sachs Group, Inc. (The)	15,200	3,268,760
Grupo Financiero Banorte SA de C.V. (Mexico)	104,284	430,922
Heartland Payment Systems, Inc.(a)	2,500	67,000
Hypo Real Estate Holding AG (Germany)	10,202	538,463
ING Groep NV, ADR (Netherlands)	17,470	683,250
Interactive Brokers Group, Inc.*(a)	25,000	808,000
IntercontinentalExchange, Inc.*(a)	2,700	519,750
JPMorgan Chase & Co.	153,968	6,720,703
Lehman Brothers Holdings, Inc.(a)	24,100	1,577,104
Marshall & Ilsley Corp.(a)	30,400	804,992
MasterCard, Inc.	800	172,160
Merrill Lynch & Co., Inc.(a)	44,400	2,383,392
Mitsubishi Tokyo Financial Group, Inc. (Japan)	37,000	348,907
Moody’s Corp.(a)	12,000	428,400
Morgan Stanley	49,400	2,623,634
Nasdaq Stock Market, Inc. (The)*	1,000	49,490
Nymex Holdings, Inc.	500	66,805
Och-Ziff Capital Management Group LLC*	26,000	683,280
PNC Financial Services Group, Inc.	11,700	768,105
Raymond James Financial, Inc.	1,700	55,522
SLM Corp.	5,900	118,826
Societe Generale (France)	3,416	494,093
Stifel Financial Corp.*	2,800	147,196
Waddell & Reed Financial, Inc. (Class A Stock) (Ghana)	1,700	61,353
Washington Mutual, Inc.(a)	14,100	191,901

		43,228,384

Food — 1.4%
Archer-Daniels-Midland Co.	12,600	585,018

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Food (cont’d.)
Associated British Foods PLC (United Kingdom)	31,729	$568,123
Campbell Soup Co.	6,300	225,099
ConAgra Foods, Inc.	26,200	623,298
General Mills, Inc.	26,900	1,533,300
Goodman Fielder Ltd. (Australia)	233,773	386,461
Kraft Foods, Inc. (Class A Stock)	86,385	2,818,743
Kroger Co. (The)	15,700	419,347
Nestle SA (Switzerland)	6,179	2,838,034
Seven and I Holdings Co. Ltd. (Japan)	15,604	453,334
Sysco Corp.	32,500	1,014,325
Tesco PLC (United Kingdom)	165,265	1,570,044
Tootsie Roll Industries, Inc.	5,129	140,637
Uni-President China Holdin (Hong Kong)*	70,000	55,121
Unilever PLC (United Kingdom)	22,467	845,263
Whole Foods Market, Inc.	5,900	240,720

		14,316,867

Healthcare Services — 0.8%
Advisory Board Co. (The)*(a)	2,500	160,475
American Healthways, Inc.*	800	46,752
AMERIGROUP Corp.*	1,700	61,965
Community Health Systems, Inc.*	3,300	121,638
Covance, Inc.*	700	60,634
DaVita, Inc.*	2,550	143,693
Edwards Lifesciences Corp.*(a)	2,200	101,178
Fresenius AG (Germany)	10,143	843,804
Humana, Inc.*	10,700	805,817
Laboratory Corp. of America Holdings*(a)	11,300	853,489
LifePoint Hospitals, Inc.*(a)	2,000	59,480
Matria Healthcare, Inc.*	1,300	30,901
Medco Health Solutions, Inc.*	6,800	689,520
Omnicare, Inc.	3,400	77,554
UnitedHealth Group, Inc.	35,800	2,083,560
WellPoint, Inc.*	25,800	2,263,434

		8,403,894

Hotels & Motels — 0.3%
Choice Hotels International, Inc.	1,300	43,160
Gaylord Entertainment Co.*	1,100	44,517
Marriott International, Inc. (Class A Stock)	41,600	1,421,888
MGM Mirage*	10,100	848,602
Wyndham Worldwide Corp. (a)	8,600	202,616

		2,560,783

Industrial Products — 0.7%
Actuant Corp. (Class A Stock)(a)	10,000	340,100
Cooper Industries Ltd. (Class A Stock)	8,800	465,344
Culp, Inc.*	5,400	37,638
Dover Corp.	15,300	705,177
Harsco Corp.(a)	4,800	307,536
Illinois Tool Works, Inc.	12,800	685,312
Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	32,800	1,524,216
Makita Corp. (Japan)	9,300	388,805
Mohawk Industries, Inc.*(a)	1,300	96,720
Nucor Corp.	25,200	1,492,344
Precision Castparts Corp.	4,800	665,760
Steel Dynamics, Inc.	4,200	250,194

		6,959,146

Insurance — 3.0%
ACE Ltd. (Cayman Islands)	23,900	1,476,542
Aetna, Inc.	25,400	1,466,342
Allianz SE (Germany)	3,085	667,319
American International Group, Inc.	116,130	6,770,379
Aon Corp.	24,400	1,163,636
Assurant, Inc.(a)	10,500	702,450
Aviva PLC (United Kingdom)	55,396	742,127
AXA SA (France)	35,258	1,411,929
CIGNA Corp.	16,300	875,799
Employers Holdings, Inc.	3,200	53,472
Everest Re Group Ltd. (Bermuda)	600	60,240
Genworth Financial, Inc.	96,400	2,453,380
Hartford Financial Services Group, Inc. (The)	12,600	1,098,594
Infinity Property & Casualty Corp.(a)	2,900	104,777
Lincoln National Corp.	23,200	1,350,704
Loews Corp.	18,700	941,358
Markel Corp.*	500	245,550
Marsh & McLennan Cos., Inc.	15,500	410,285
MetLife, Inc.	55,400	3,413,748
Muenchener Rueckversicherung AG (Germany)	4,786	930,232
ProAssurance Corp.*(a)	1,100	60,412
Progressive Corp. (The)	26,700	511,572
QBE Insurance Group Ltd. (Australia)	28,200	818,724
Seabright Insurance Holdings, Inc.*	3,800	57,304
Selective Insurance Group, Inc.	1,600	36,784
Sony Financial Holdings, Inc. (Japan)*	89	340,178
StanCorp Financial Group, Inc.	3,400	171,292
Travelers Cos., Inc. (The)(a)	24,699	1,328,806
White Mountain Insurance Group	200	102,810

		29,766,745

Internet Services — 1.7%
Amazon.com, Inc.*(a)	29,600	2,742,144
Ariba, Inc.*(a)	2,400	26,760
Blue Coat Systems, Inc.*(a)	6,800	223,516
CNET Networks, Inc.*	6,000	54,840
Digital River, Inc.*	1,300	42,991
eBay, Inc.*	16,700	554,273
Expedia, Inc.*(a)	21,200	670,344
Google, Inc. (Class A Stock)*	10,500	7,260,540
Juniper Networks, Inc.*	64,600	2,144,720
Monster Worldwide, Inc.*(a)	30,600	991,440
NAVTEQ Corp.*	2,700	204,120
RightNow Technologies, Inc.*	1,600	25,360
VeriSign, Inc.*(a)	34,700	1,305,067

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Internet Services (cont’d.)
Yahoo!, Inc.*(a)	32,400	$753,624

		16,999,739

Machinery & Equipment — 0.8%
Applied Industrial Technologies, Inc.	2,000	58,040
Atlas Copco AB (Class A Stock) (Sweden)	35,500	530,040
Atlas Copco AB (Class B Stock) (Sweden)	5,000	68,271
Baldor Electric Co.	1,600	53,856
Boart Longyear Group (Australia)*	121,401	247,911
Danaher Corp.	26,800	2,351,432
Grant Prideco, Inc.*	24,100	1,337,791
Joy Global, Inc.	16,000	1,053,120
Nordson Corp.	1,700	98,532
Smith, (A.O.) Corp.	1,700	59,585
Terex Corp.*	21,200	1,390,084
Thermo Fisher Scientific, Inc.*	15,100	870,968
Toshiba Machine Co. Ltd. (Japan)	38,000	310,823

		8,430,453

Media — 0.4%
Cablevision Systems New York Corp. (Class A Stock)*	21,800	534,100
Discovery Holding Co. (Class A Stock)*	7,352	184,829
E.W. Scripps Co. (Class A Stock)	15,700	706,657
Meredith Corp.	8,300	456,334
News Corp. (Class A Stock)	95,200	1,950,648
SanomaWSOY Oyj (Finland)	12,065	346,267
Sirius Satellite Radio, Inc.*(a)	37,000	112,110

		4,290,945

Medical Supplies & Equipment — 1.9%
Abbott Laboratories(a)	41,600	2,335,840
Alcon, Inc. (Switzerland)	3,700	529,248
Amgen, Inc.*	41,200	1,913,328
Applied Biosystems Group	11,100	376,512
Aspect Medical Systems, Inc.*	4,200	58,800
Bard (C.R.), Inc.(a)	7,700	729,960
Baxter International, Inc.	18,800	1,091,340
Becton, Dickinson & Co.	11,900	994,602
Charles River Laboratories International, Inc.*(a)	2,200	144,760
Computer Programs and Systems, Inc.	5,900	134,166
Covidien Ltd. (Bermuda)	49,050	2,172,425
DENTSPLY International, Inc.	4,300	193,586
Elekta AB (Class B Stock) (Sweden)	20,180	336,427
Genzyme Corp.*(a)	6,900	513,636
Henry Schein, Inc.*	1,500	92,100
Hologic, Inc.*(a)	3,120	214,157
Invitrogen Corp.*(a)	2,062	192,611
Martek Biosciences Corp.*	2,500	73,950
McKesson Corp.	13,000	851,630
Medtronic, Inc.	55,200	2,774,904
Micrus Endovascular Corp*	1,500	29,520
ResMed, Inc.*	800	42,024
Respironics, Inc.*	1,200	78,576
St. Jude Medical, Inc.*	33,800	1,373,632
STERIS Corp.(a)	5,900	170,156
Stryker Corp.	11,000	821,920
Techne Corp.*	1,400	92,470
Terumo Corp. (Japan)	7,600	396,209
Thoratec Corp.*(a)	4,200	76,398
Zimmer Holdings, Inc.*	8,200	542,430

		19,347,317

Metals & Mining — 1.1%
Allegheny Technologies, Inc.(a)	6,500	561,600
Arch Coal, Inc.(a)	18,900	849,177
Barrick Gold Corp. (Canada)	11,200	470,960
Carpenter Technology Corp.	1,400	105,238
Consol Energy, Inc.(a)	16,800	1,201,536
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)(a)	26,145	2,678,294
Haynes International, Inc.*	1,500	104,250
Kobe Steel Ltd (Japan)	176,000	567,399
Peabody Energy Corp.(a)	18,300	1,128,012
Rio Tinto Ltd. (Australia)	9,519	1,107,376
Rio Tinto PLC, ADR (United Kingdom)	2,200	923,780
SSAB Svenska Stal AB (Class A Stock) (Sweden)	35,207	958,725
Teck Cominco Ltd. (Class B Stock) (Canada)	11,500	410,665
Westmoreland Coal Co*	3,900	54,210

		11,121,222

Office Equipment — 0.1%
Canon, Inc. (Japan)	15,350	702,517
Herman Miller, Inc.	4,200	136,038

		838,555

Oil Refining & Marketing
Nippon Oil Corp. (Japan)	36,000	291,037

Oil & Gas — 7.0%
ABB Ltd. (Switzerland)	14,900	429,305
Baker Hughes, Inc.	28,100	2,278,910
BJ Services Co.	30,500	739,930
BP PLC (United Kingdom)	20,627	252,520
BP PLC, ADR (United Kingdom)(a)	18,603	1,361,181
Cameron International Corp.*	6,400	308,032
Centrica PLC (United Kingdom)	122,583	875,401
ChevronTexaco Corp.	51,622	4,817,881
Complete Production Services, Inc.*	3,400	61,098
ConocoPhillips	44,100	3,894,030
Devon Energy Corp.	11,400	1,013,574
Diamond Offshore Drilling, Inc.(a)	800	113,600
EOG Resources, Inc.(a)	15,400	1,374,450
Exxon Mobil Corp.	232,766	21,807,847
FMC Technologies, Inc.*(a)	29,418	1,668,001
Forest Oil Corp.*	4,700	238,948
Geomet, Inc.*	12,100	62,920
Helmerich & Payne, Inc.	3,400	136,238
Hong Kong & China Gas Co. (Hong Kong)	255,000	776,763

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Oil & Gas (cont’d.)
Mariner Energy, Inc.*	5,400	$123,552
Murphy Oil Corp.	24,800	2,104,032
Nabors Industries Ltd. (Bermuda)*(a)	6,700	183,513
National Fuel Gas Co.	3,400	158,712
Newfield Exploration Co.*(a)	4,400	231,880
Occidental Petroleum Corp.	23,300	1,793,867
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	6,469	269,134
Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	22,654	1,880,282
Saipem SpA (Italy)	27,427	1,099,935
Schlumberger Ltd.	77,800	7,653,186
Sempra Energy	20,200	1,249,976
Southwestern Energy Co.*	2,200	122,584
Statoil ASA (Norway)	38,000	1,182,721
Sunoco, Inc.(a)	24,400	1,767,536
TGS NOPEC Geophysical Co. ASA (Norway)*	18,200	250,047
Total Fina SA, ADR (France)	22,500	1,858,500
Total SA (France)	21,185	1,760,229
Transocean, Inc.(a)	14,998	2,146,964
Ultra Petroleum Corp.*(a)	4,300	307,450
Valero Energy Corp.	16,200	1,134,486
Whiting Petroleum Corp.*	1,100	63,426
XTO Energy, Inc.	18,416	945,859

		70,498,500

Paper & Forest Products — 0.2%
AbitibiBowater, Inc. (Canada)(a)	14,304	294,805
Domtar Corp. (Canada)*	11,400	87,666
International Paper Co.	28,700	929,306
Temple-Inland, Inc.	9,000	187,650
Weyerhaeuser Co.(a)	6,500	479,310

		1,978,737

Pharmaceuticals — 3.1%
Alkermes, Inc.*(a)	7,000	109,130
Allergan, Inc.	24,800	1,593,152
BioMarin Pharmaceutical, Inc.*	2,200	77,880
Bristol-Meyers Squibb Co.	85,300	2,262,156
Cardinal Health, Inc.	25,700	1,484,175
Celgene Corp.*	25,600	1,182,976
Cephalon, Inc.*	7,228	518,681
Chugai Pharmaceutical Co. Ltd. (Japan)	21,000	300,339
CSL Ltd. (Australia)	29,453	933,067
Genentech, Inc.*	8,700	583,509
Gilead Sciences, Inc.*	48,600	2,236,086
GlaxoSmithKline PLC (United Kingdom)	9,997	254,522
GlaxoSmithKline PLC, ADR (United Kingdom)(a)	15,349	773,436
Human Genome Sciences, Inc.*	5,600	58,464
Kobayashi Pharmaceutical Co. Ltd. (Japan)	5,300	198,325
Lilly, (Eli) & Co.	42,300	2,258,397
Medicines Co.*	1,600	30,656
Medicis Pharmaceutical Corp. (Class A Stock)	2,000	51,940
Merck & Co., Inc.	91,400	5,311,254
Mgi Pharma, Inc.*	2,700	109,431
Pfizer, Inc. Pfizer, Inc.	135,385	3,077,301
Roche Holding AG (Switzerland)	7,783	1,344,658
Sanofi-Aventis SA (France)	15,092	1,389,672
Schering-Plough Corp.	78,100	2,080,584
Sepracor, Inc.*(a)	2,800	73,500
Takeda Pharmaceutical Co. Ltd. (Japan)	8,300	484,893
Valeant Pharmaceuticals International.*	2,500	29,925
Warner Chilcott Ltd. (Class A Stock)*(a)	12,100	214,533
Wyeth	53,600	2,368,584

		31,391,226

Pipelines — 0.2%
Spectra Energy Corp.	62,500	1,613,750

Printing & Publishing — 0.1%
McGraw-Hill Cos., Inc. (The)	17,400	762,294
Nissha Printing Co. Ltd. (Japan)	9,000	352,829
Scholastic Corp.*(a)	2,500	87,225

		1,202,348

Real Estate — 0.2%
Atrium Co. Ltd. (Japan)	10,600	218,011
China Overseas Land & Investment Ltd. (Hong Kong)	326,000	667,643
Deutsche EuroShop AG (Germany)	13,786	473,663
Forestar Real Estate Group, Inc.*	1,400	33,026
Goldcrest Co. Ltd. (Japan)	7,820	230,806
Lennar Corp. (Class A Stock)(a)	15,000	268,350
Persimmon PLC (United Kingdom)	19,668	313,210
St. Joe Co. (The)(a)	3,100	110,081

		2,314,790

Real Estate Investment Trust — 0.6%
AMB Property Corp.(a)	1,700	97,852
Boston Properties, Inc.(a)	9,600	881,376
Camden Property Trust(a)	3,400	163,710
Centro Retail Group (Australia)	187,564	155,127
Duke Realty Corp.(a)	4,200	109,536
EastGroup Properties, Inc.	2,800	117,180
Equity Residential Properties Trust(a)	24,100	878,927
LaSalle Hotel Properties(a)	8,500	271,150
Mirvac Group (Australia)	63,725	333,032
Potlatch Corp.(a)	3,860	171,539
ProLogis(a)	12,400	785,912
Regency Centers Corp.	4,300	277,307
Simon Property Group, Inc.(a)	19,200	1,667,712
SL Green Realty Corp.(a)	3,018	282,062
Weingarten Realty, Inc.	5,900	185,496

		6,377,918

Restaurants — 0.1%
Sonic Corp.*	5,025	110,047
Starbucks Corp.*	25,900	530,173

		640,220

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Retail & Merchandising — 2.7%
A.C. Moore Arts & Crafts, Inc.*	6,200	$85,250
American Eagle Outfitters, Inc.	3,400	70,618
Bed Bath & Beyond, Inc.*(a)	75,200	2,210,128
Best Buy Co., Inc.(a)	6,825	359,336
BJ’s Wholesale Club, Inc.*	1,600	54,128
CarMax, Inc.*(a)	5,100	100,725
Casey’s General Stores, Inc.(a)	2,200	65,142
Costco Wholesale Corp.	19,600	1,367,296
CVS / Caremark Corp.	67,776	2,694,096
Dick’s Sporting Goods, Inc.*(a)	2,200	61,072
Dollar Tree Stores, Inc.*(a)	1,700	44,064
Drugstore.com, Inc.*	33,600	110,880
DSG International PLC (United Kingdom)	102,310	202,131
Esprit Holdings Ltd. (Hong Kong)	57,400	845,230
Hasbro, Inc.(a)	20,800	532,064
Hibbett Sports, Inc.*(a)	5,900	117,882
Home Depot, Inc. (The)	85,900	2,314,146
Inditex SA (Spain)	5,250	322,536
J. Crew Group, Inc.*	1,000	48,210
Kohl’s Corp.*(a)	57,100	2,615,180
Lowe’s Cos., Inc.(a)	67,200	1,520,064
Pantry, Inc. (The)*	2,500	65,325
PPR SA (France)	3,390	545,200
Ross Stores, Inc.	28,800	736,416
SUPERVALU, Inc.	11,300	423,976
Target Corp.	37,500	1,875,000
TJX Cos., Inc.(a)	47,200	1,356,056
Tween Brands, Inc.*	1,200	31,776
Wal-Mart Stores, Inc.	104,400	4,962,132
Walgreen Co.	27,400	1,043,392
Williams-Sonoma, Inc.(a)	2,500	64,750

		26,844,201

Schools
Apollo Group, Inc. (Class A Stock)*(a)	2,500	175,375
Corinthian Colleges, Inc.*	5,000	77,000

		252,375

Semiconductors — 1.3%
Advanced Micro Devices, Inc.*(a)	255,300	1,914,750
Applied Materials, Inc.	86,400	1,534,464
ASML Holding NV (Netherlands) (XNGS)(a)	14,478	453,010
ASML Holding NV (Netherlands) (XLON)*	21,989	696,335
ATMI, Inc.*	3,300	106,425
Broadcom Corp. (Class A Stock)*	37,300	975,022
BTU International, Inc.*	4,400	58,608
Cymer, Inc.*	1,600	62,288
Hamamatsu Photonics K.K. (Japan)	14,700	485,323
Intel Corp.	63,700	1,698,242
Intersil Corp. (Class A Stock)	7,500	183,600
Marvell Technology Group Ltd. (Bermuda)*	151,900	2,123,562
Maxim Integrated Products, Inc.(a)	38,900	1,030,072
Semtech Corp.*	6,600	102,432
Varian Semiconductor Equipment Associates, Inc.*(a)	3,900	144,300
Virage Logic Corp.*	5,500	45,925
Xilinx, Inc.	77,800	1,701,486
Zoran Corp.*(a)	7,412	166,844

		13,482,688

Telecommunications — 3.7%
Alcatel-Lucent (Class A Stock) Sporting (France)	42,563	308,035
Alcatel-Lucent, ADR (France)(a)	109,800	803,736
America Movil SA de CV (Class L Stock), ADR (Mexico)(a)	11,100	681,429
American Tower Corp. (Class A Stock)*	49,835	2,122,971
AT&T, Inc.(a)	256,917	10,677,471
Corning, Inc.	101,500	2,434,985
Crown Castle International Corp.*	46,000	1,913,600
EchoStar Communications Corp. (Class A Stock)*	16,800	633,696
Finisar Corp.*	26,200	37,990
France Telecom SA (France)	17,276	621,862
Idea Cellular Ltd. (India)*	111,000	388,117
Ixia*	3,100	29,388
JDS Uniphase Corp.*	30,300	402,990
KDDI Corp. (Japan)	79	584,527
Leap Wireless International, Inc.*	1,000	46,640
MetroPCS Communications, Inc.*(a)	62,400	1,213,680
Motorola, Inc.(a)	114,100	1,830,164
NII Holdings, Inc.*	7,400	357,568
Nokia Corp. (Class A Stock), ADR (Norway)(a)	4,700	180,433
Nokia Oyj (Finland)	41,427	1,606,275
NTELOS Holdings Corp.	6,800	201,892
Ordina NV (Netherlands)	24,573	438,310
Prysmian SpA (Italy)*	18,000	444,493
QUALCOMM, Inc.	72,900	2,868,615
Quanta Services, Inc.*(a)	7,200	188,928
StarHub Ltd. (Singapore)	194,350	377,337
Telefonica SA (Spain)	67,595	2,195,946
Telenor ASA (Norway)*	37,700	900,867
Telestra Corp. Ltd. (Australia)	97,087	397,874
Television Broadcasts Ltd. (Hong Kong)	59,000	352,661
Vodafone Group PLC, ADR (United Kingdom)	45,492	1,697,761

		36,940,241

Transportation — 0.5%
Arriva PLC (United Kingdom)	24,540	388,353
Canadian National Railway Co. (Canada)(a)	8,500	398,905
Cargotec Corp. (Class B Stock) (Finland)	10,447	483,424
Expeditors International Washington, Inc.(a)	25,900	1,157,212
Knight Transportation, Inc.	2,800	41,468

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (Continued)
		Value
	Shares	(Note 2)

Transportation (cont’d.)
Nippon Yusen Kabushiki (Japan)	39,000	$307,242
Norfolk Southern Corp.	32,300	1,629,212
Panalpina Welttransport Holding AG (Switzerland)	2,897	502,302
Union Pacific Corp.	900	113,058
UTi Worldwide, Inc. (British Virgin Islands)(a)	7,900	154,840
Yusen Air & Sea Services, Co. (Japan)	7,000	155,835

		5,331,851

Utilities — 2.4%
AES Corp.*(a)	87,200	1,865,208
Alliant Energy Corp.	3,400	138,346
American Electric Power Co., Inc.	15,600	726,336
Centerpoint Energy, Inc.(a)	27,200	465,936
Constellation Energy Group, Inc.	12,000	1,230,360
Dynegy, Inc.*	110,300	787,542
E. ON AG (Germany)	14,523	3,091,369
Edison International	17,800	949,986
Enel SpA (Italy)	76,302	907,520
Energy East Corp.	6,800	185,028
Entergy Corp.	10,700	1,278,864
Exelon Corp.	34,700	2,832,908
FirstEnergy Corp.	20,800	1,504,672
Great Plains Energy, Inc.(a)	6,700	196,444
Mirant Corp.*	5,300	206,594
NiSource, Inc.	7,900	149,231
NRG Energy, Inc.*(a)	26,800	1,161,512
OGE Energy Corp.	4,200	152,418
Pinnacle West Capital Corp.(a)	5,300	224,773
PPL Corp.	25,000	1,302,250
Public Service Enterprise Group, Inc.	21,000	2,063,040
Reliant Energy, Inc.*(a)	39,800	1,044,352
Sembcorp Industries Ltd. (Singapore)	197,911	786,609
Southwest Gas Corp.	3,000	89,310
Sumco Corp. (Japan)	17,200	489,216
Teco Energy, Inc.(a)	43,900	755,519

		24,585,343

TOTAL COMMON STOCKS
(cost $580,652,767)		618,501,032

PREFERRED STOCK
U.S. Government Agency Obligation
Federal National Mortgage Assoc., 8.25% (cost $213,750)	8,550	220,162

		Value
	Units	(Note 2)

WARRANTS*
Clothing & Apparel
Anvil Holdings, Inc. (Class A Stock) expiring 02/05/12(g)	1,395	$837
Anvil Holdings, Inc. (Class B Stock) expiring 02/05/12(g)	1,550	310

TOTAL WARRANTS
(cost $0)		1,147

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 13.2%
Federal Home Loan Mortgage Corp.
4.50%	04/01/19-04/01/35	$634	602,364
4.70%(c)	02/01/35	305	304,078
4.746%(c)	07/01/35	71	70,641
5.00%	12/01/08-08/01/35	1,697	1,673,377
5.05%(c)	11/01/35	167	168,085
5.064%(c)	03/01/36	240	240,392
5.129%(c)	01/01/36	574	578,217
5.342%(c)	02/01/37	1,023	1,031,497
Federal Home Loan Mortgage Corp. (cont’d.)
5.354%(c)	04/01/37	2,215	2,242,434
5.38%(c)	02/01/37	268	269,857
5.385%(c)	01/01/36	80	80,165
5.464%(c)	02/01/37	870	879,817
5.50%	12/01/18-12/01/33	1,109	1,119,975
5.916%(c)	02/01/37	656	666,629
5.92%(c)	01/01/37	182	184,243
5.98%(c)	12/01/36	583	590,241
6.00%	10/01/09-12/01/33	2,965	3,024,820
6.001%(c)	11/01/36	299	303,016
6.034%(c)	10/01/36	270	273,953
6.123%(c)	10/01/36	278	281,071
6.218%(c)	08/01/36	549	552,673
7.00%	11/01/30-06/01/32	39	41,682
7.191%(c)	09/01/32	13	12,692
Federal National Mortgage Assoc.
4.50%	01/01/19-11/01/37	7,769	7,516,637
4.584%(c)	07/01/35	248	245,482
4.785%(c)	11/01/35	203	203,826
5.00%	03/01/18-03/01/36	26,114	25,683,475
5.165%(c)	09/01/35	3,598	3,625,621
5.321%(c)	12/01/35	150	149,714
5.343%(c)	12/01/35	167	167,138
5.45%(c)	09/01/37	469	474,734
5.50%	01/01/17-11/01/37	36,332	36,444,127
5.521%(c)	12/01/35	248	247,365
5.537%(c)	07/01/36	555	562,261
5.541%(c)	01/01/37	529	537,803
5.697%(c)	12/01/35	75	74,896
5.797%(c)	09/01/37	535	543,491
5.984%(c)	09/01/36	172	173,706

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
5.989%(c)	08/01/36		$319	$324,809
6.00%	04/01/21-11/01/37		12,476	12,680,797
6.00%	TBA		8,200	8,325,558
6.034%(c)	12/01/36		259	263,064
6.50%	07/01/32-11/01/37		16,379	16,838,061
7.00%	01/01/31-04/01/37		304	316,732
Government National Mortgage Assoc.
5.00%	07/15/33-03/20/34		1,136	1,113,713
5.50%	10/20/32-11/15/34		443	445,072
6.00%	05/15/26-01/20/33		43	44,691
6.50%	09/20/32-12/20/33		55	56,393
7.00%	03/15/13-12/15/13		125	129,992
8.00%	12/15/16-07/15/23		19	22,959
8.50%	06/15/16-10/15/26		46	49,632
9.50%	03/15/19-01/15/20		2	2,223
12.00%	09/15/13		— (r)	63

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(cost $131,307,535)				132,455,954

CORPORATE OBLIGATIONS — 8.0%
Advertising — 0.1%
Affinity Group, Inc., Gtd. Notes
9.00%	02/15/12	B3	50	47,500
Lamar Media Corp., Sr. Sub. Notes, 144A
6.625%	08/15/15	Ba3	100	97,250
Sr. Unsec’d. Notes
6.625%	08/15/15	Ba3	400	389,000
RH Donnelley Corp., Sr. Notes, 144A(a)
8.875%	10/15/17	B3	200	185,000

				718,750

Aerospace — 0.1%
Hawker Beechcraft Acquistion Co. LLC, Sr. Notes, 144A(a)
8.50%	04/01/15	B3	600	600,000
United Technologies Corp., Sr. Unsec’d. Notes
5.375%	12/15/17	A2	470	474,101
5.40%	05/01/35	A2	80	74,359

				1,148,460

Automobile Manufacturers — 0.2%
DaimlerChrysler NA Holding Corp., Gtd. Notes
5.328%(c)	08/03/09	A3	205	203,604
6.50%	11/15/13(a)	A3	735	768,079
Ford Motor Credit Co., Notes
9.693%(c)	04/15/12	B1	400	393,349
Sr. Notes
5.80%	01/12/09	B1	260	246,791
General Motors Corp., (a) Sr. Unsec’d. Notes
7.20%	01/15/11	Caa1	200	184,000
7.70%	04/15/16	Caa1	300	254,250

				2,050,073

Automotive Parts — 0.1%
Goodyear Tire & Rubber Co. (The), Gtd. Notes
8.625%	12/01/11	Ba3	325	338,813
Tenneco Automotive, Inc., Gtd. Notes(a)
8.625%	11/15/14	B3	250	245,625

				584,438

Beverages
Anheuser-Busch Cos., Inc., Sr. Unsub. Notes
5.50%	01/15/18	A2	50	51,044
SABMiller PLC, Notes, 144A (United Kingdom)(g)
6.20%	07/01/11	Baa1	210	219,694

				270,738

Biotechnology
Genentech, Inc., Sr. Notes
4.75%	07/15/15	A1	165	162,368

Broadcasting
Cox Communications, Inc., Unsec’d. Notes
7.125%	10/01/12	Baa3	140	149,306
Fisher Communications, Inc., Gtd. Notes
8.625%	09/15/14	B2	25	25,531
Sinclair Broadcasting Group, Inc., Gtd. Notes
8.00%	03/15/12	Ba3	221	225,144

				399,981

Building Materials — 0.1%
CRH America, Inc., Gtd. Notes
6.00%	09/30/16	Baa1	230	224,938
Lafarge SA, Sr. Unsec’d. Notes (France)
6.15%	07/15/11	Baa2	155	159,444
Owens Corning, Inc., Gtd. Notes
6.50%	12/01/16	Baa3	110	100,732

				485,114

Cable Television — 0.2%
AT&T Broadband Corp., Gtd. Notes
8.375%	03/15/13	Baa2	205	229,986

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Cable Television (cont’d.)
Charter Communications Operating LLC, Sec’d. Notes, 144A
8.00%	04/30/12	B2	$100	$96,500
Comcast Corp., Gtd. Notes
5.875%	02/15/18	Baa2	910	907,258
6.95%	08/15/37	Baa2	102	110,086
CSC Holdings, Inc., Sr. Unsec’d. Notes
7.25%	07/15/08	B2	400	400,500
EchoStar DBS Corp., Gtd. Notes
6.625%	10/01/14	Ba3	50	49,750
Rogers Cable, Inc., Gtd. Notes (Canada)
5.50%	03/15/14	Baa3	165	162,573
Time Warner Cable, Inc., Gtd. Notes
5.40%	07/02/12	Baa2	250	250,502

				2,207,155

Chemicals — 0.1%
DuPont, (E.I.) de Nemours & Co., Sr. Unsec’d. Notes
5.60%	12/15/36	A2	225	211,820
Hercules, Inc., Gtd. Notes
6.75%	10/15/29	Ba3	75	72,188
INVISTA, Sr. Unsec’d. Notes, 144A
9.25%	05/01/12	Ba3	400	414,000
Nalco Co., Sr. Unsec’d. Notes
7.75%	11/15/11	B1	225	227,812

				925,820

Clothing & Apparel
Dyersburg Corp., Gtd. Notes(g)(i)
9.75%	09/01/17	NR	175	—

Computer Services & Software
Cisco Systems, Inc., Sr. Unsec’d. Notes
5.25%	02/22/11	A1	190	194,799
Oracle Corp., Unsec’d. Notes
5.00%	01/15/11	A2	225	227,975

				422,774

Construction
D.R. Horton, Inc., Sr. Unsub. Notes
6.50%	04/15/16	Ba1	165	143,158
Pulte Homes, Inc., Gtd. Notes
5.20%	02/15/15	Ba1	205	169,567

				312,725

Consumer Products & Services — 0.1%
Aramark Corp., Gtd. Notes
8.411% (c)	02/01/15	B3	325	316,875
Fortune Brands, Inc., Sr. Unsec’d. Notes
5.125%	01/15/11	Baa2	125	124,746
Jostens IH Corp., Gtd. Notes
7.625%	10/01/12	B1	50	50,250
McCormick & Co., Sr. Unsec’d. Notes
5.20%	12/15/15	A2	85	81,788
Procter & Gamble Co., Sr. Unsec’d. Notes(a)
4.95%	08/15/14	Aa3	375	380,007

				953,666

Containers & Packaging — 0.1%
AEP Industries, Inc., Sr. Unsub. Notes
7.875%	03/15/13	B1	50	47,625
BWAY Corp., Gtd. Notes
10.00%	10/15/10	B3	50	49,500
Graphic Packaging International Corp., Gtd. Notes
8.50%	08/15/11	B2	25	24,750
9.50%	08/15/13	B3	25	24,688
Jefferson Smurfit Corp., Gtd. Notes
8.25%	10/01/12	B3	25	24,625
Owens Brockway Glass Containers, Inc., Gtd. Notes
8.875%	02/15/09	Ba2	150	150,562
Sealed Air Corp., Sr. Unsec’d. Notes, 144A(g)
5.375%	04/15/08	Baa3	145	144,918
Silgan Holdings, Inc., Sr. Sub. Notes
6.75%	11/15/13	B1	25	24,250

				490,918

Diversified Operations — 0.2%
3M Co.,
Sr. Unsec’d. Notes(a)
5.70%	03/15/37	Aa1	205	209,102
Bombardier, Inc., (Canada) Notes, 144A
6.30%	05/01/14	Ba2	500	488,750
Unsec’d. Notes, 144A
6.75%	05/01/12	Ba2	200	202,500
Cooper US, Inc., Gtd. Notes
6.10%	07/01/17	A3	270	287,814
General Electric Co., Sr. Unsec’d. Notes
5.25%	12/06/17	Aaa	400	399,146

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Diversified Operations (cont’d.)
Trinity Industries, Inc.,
Sr. Unsub. Notes
6.50%	03/15/14	Baa3	$300	$294,750

				1,882,062

Electric — 0.2%
El Paso Electriy Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2	190	177,630
NRG Energy, Inc.,
Gtd. Notes
7.25%	02/01/14	B1	150	146,250
7.375%	02/01/16	B1	250	243,750
Orion Power Holdings, Inc.,
Sr. Unsec’d. Notes
12.00%	05/01/10	B2	75	81,750
Pacific Gas & Electric Co.,
Unsec’d. Notes
4.80%	03/01/14	A3	115	111,804
Sierra Pacific Resources,
Sr. Unsec’d. Notes(g)
7.803%	06/15/12	Ba3	100	104,336
Southern California Edison Co.,
First Mortgage
4.65%	04/01/15	A2	135	129,738
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.50%	12/15/10	Baa1	210	209,262
6.00%	05/15/37	Baa1	575	562,375

				1,766,895

Electronic Components & Equipment
STATS ChipPAC Ltd.,
Gtd. Notes
6.75%	11/15/11	Ba1	25	25,063

Entertainment & Leisure — 0.1%
MGM Mirage,
Gtd. Notes
6.00%	10/01/09	Ba2	725	721,375
Speedway Motorsports, Inc.,
Sr. Sub. Notes
6.75%	06/01/13	Ba2	50	49,250
Time Warner Entertainment Co. LP,
Debs.
7.25%	09/01/08	Baa2	250	253,355
Sr. Notes
8.375%	07/15/33	Baa2	205	246,945
Time Warner, Inc.,
Gtd. Notes
5.50%	11/15/11	Baa2	130	130,533

				1,401,458

Environmental Control — 0.1%
Allied Waste North America, Inc.,
Sec’d. Notes(a)
6.875%	06/01/17	B1	500	487,500
Casella Waste Systems, Inc.,
Sr. Sub. Notes
9.75%	02/01/13	B3	100	102,000

				589,500

Farming & Agriculture
Bunge NA Finance,
Gtd. Notes
5.90%	04/01/17	Baa2	290	279,624

Financial – Bank & Trust — 0.6%
BAC Capital Trust VI,
Bank Gtd. Notes
5.625%	03/08/35	Aa2	380	328,028
Bank of America Corp.,
Sr. Notes(a)
6.00%	09/01/17	Aa1	970	991,022
Sub. Notes
5.75%	08/15/16	Aa2	165	165,294
BB&T Capital Trust II,
Bank Gtd. Notes
6.75%	06/07/36	A1	255	248,326
Capital One IV,
Gtd. Notes
6.745% (c)	02/17/37	Baa1	365	271,424
Fannie Mae,
Notes
4.375%	10/15/15	Aaa	725	730,965
Freddie Mac,
Notes
6.00%	06/15/11	Aaa	1,000	1,074,434
HSBC Holdings PLC,
Sub. Notes (United Kingdom)
6.50%	05/02/36	Aa3	100	97,218
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.30%	05/01/12	A1	250	249,501
5.45%	03/24/11	A1	650	655,035
International Nederland Bank NV,
Sub. Notes, 144A (Netherlands)(g)
5.125%	05/01/15	Aa2	250	242,639
Kinder Morgan Finance Co.,
Gtd. Notes
5.70%	01/05/16	Ba2	190	171,988
Northern Trust Corp.,
Sr. Unsec’d. Notes
5.30%	08/29/11	A1	114	116,329
Sub. Notes
4.60%	02/01/13	A1	115	113,073
PNC Funding Corp.,
Bank Gtd. Notes
5.625%	02/01/17	A2	165	160,587
Sovereign Capital Trust VI,
Gtd. Notes
7.908%	06/13/36	Baa1	140	135,331
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.875%	01/12/11	Aa1	190	192,554

				5,943,748

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services — 1.3%
American Express Co.,
Sr. Unsec’d. Notes
5.25%	09/12/11	A1	$175	$176,423
American General Finance Corp.,
Gtd. Notes, 144A(g)
6.00%(c)	01/15/47	A3	100	90,685
Sr. Unsec’d. Notes
5.40%	12/01/15	A1	230	212,101
Arch Western Finance LLC,
Gtd. Notes
6.75%	07/01/13	B1	50	48,500
Bank One Corp.,
Sub. Notes(a)
5.25%	01/30/13	Aa3	635	633,134
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
5.85%	09/01/17	A2	195	200,576
CIT Group, Inc.,
Sr. Unsec’d. Notes
7.625%	11/30/12	A2	226	229,075
Citigroup, Inc.,
Sr. Sub. Notes
5.00%	09/15/14	A1	615	585,999
Sr. Unsec’d. Notes
5.50%	08/27/12	Aa3	620	632,303
5.85%	07/02/13	Aa3	620	638,289
Compton Petroleum Finance Corp.,
Gtd. Notes
7.625%	12/01/13	B2	500	465,000
Couche-Tard Corp.,
Sr. Sub. Notes
7.50%	12/15/13	Ba2	50	49,875
Countrywide Home Loans, Inc.,
Notes
4.125%	09/15/09	Baa3	425	311,746
Credit Agricole SA,
Jr. Sub. Notes, 144A (France)(g)
6.637% (c)	05/29/49	Aa3	225	208,744
Credit Suisse Guernsey Ltd.,
Jr. Sub. Notes
5.86% (c)	12/29/49	Aa3	210	187,992
Credit Suisse USA,
Gtd. Notes
5.50%	08/16/11	Aa1	135	138,716
ERAC USA Finance Co.,
Bonds, 144A
5.60%	05/01/15	Baa2	185	175,916
First Data Corp.,
Gtd. Notes, 144A(a)
9.875%	09/24/15	B3	500	465,000
Franklin Resources, Inc.,
Notes
3.70%	04/15/08	A1	55	54,870
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.625%	09/15/17	Aaa	335	343,702
6.00%	06/15/12	Aaa	1,740	1,824,108
Goldman Sachs Group, Inc. (The),
Gtd. Notes
6.345%	02/15/34	A1	183	165,271
Sr. Sub. Notes
6.75%	10/01/37	A1	810	793,620
HBOS PLC, (United Kingdom)(g)
Sub. Notes, 144A
5.92%(c)	09/29/49	A1	400	348,890
6.00%	11/01/33	Aa3	170	175,386
Jefferies Group, Inc.,
Debs.
5.875%	06/08/14	Baa1	126	126,734
Sr. Unsec’d. Notes
6.25%	01/15/36	Baa1	150	134,080
John Deere Capital Corp.,
Notes
5.50%	04/13/17	A2	185	186,455
Sr. Unsec’d. Notes
4.95%	12/17/12	A2	610	610,838
JPMorgan Chase Bank NA,
Sub. Notes
5.875%	06/13/16	Aa1	250	251,890
JPMorgan Chase Capital XXII,
Gtd. Notes
6.45%	02/02/37	Aa3	160	142,430
Lehman Brothers Holdings, Inc.,
Sub. Notes
6.75%	12/28/17	A2	155	159,758
Lloyds TSB Group PLC,
Bonds, 144A (United Kingdom)(g)
6.267% (c)	02/15/37	Aa3	210	190,510
Mangrove Bay Pass-Through Trust,
Notes, 144A(g)
6.102% (c)	07/15/33	Baa2	100	89,791
MBNA America Bank NA,
Notes
4.625%	08/03/09	Aaa	190	189,943
Sub. Notes
7.125%	11/15/12	Aa1	80	86,916
Mizuho Capital Investment 1 Ltd.,
Sub. Notes, 144A(g)
6.686% (c)	12/31/49	A2	66	61,752
MUFG Capital Finance 1 Ltd.,
Bank Gtd. Notes (Cayman Islands)
6.346% (c)	07/29/49	A2	100	94,713
Nuveen Investments, Inc.,
Sr. Notes, 144A
10.50%	11/15/15	B3	150	150,188
Sr. Unsec’d. Notes
5.50%	09/15/15	B3	150	104,250
Principal Financial Group, Inc.,
Gtd. Notes
6.05%	10/15/36	A2	120	114,192
SLM Corp.,
Notes
3.88% (c)	04/01/09	Baa1	155	143,375

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
Smurfit Kappa Funding PLC,
Sr. Sub. Notes(a)
7.75%	04/01/15	B2	$50	$47,500
Swedish Export Credit,
Bonds (Sweden)
5.125%	03/01/17	Aa1	345	355,685
U.S. Bancorp,
Sr. Notes
4.50%	07/29/10	Aa2	275	277,382
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	165	193,522
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa1	250	238,779
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A (Canada)(g)
5.50%	11/15/11	Baa2	165	167,861

				13,274,465

Food
B&G Foods Holding Corp.,
Gtd. Notes
8.00%	10/01/11	B2	125	122,500
Kroger Co. (The),
Gtd. Notes
8.05%	02/01/10	Baa2	180	191,626
Wrigley, (Wm., Jr.) Co.,
Sr. Unsec’d. Notes
4.65%	07/15/15	A1	75	72,200

				386,326

Healthcare Services — 0.2%
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes, 144A
9.875%	11/01/15	Caa1	450	456,750
Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	450	458,438
HCA, Inc.,
Sec’d. Notes
9.25%	11/15/16	B2	600	630,000
Highmark, Inc.,
Notes, 144A(g)
6.80%	08/15/13	Baa2	145	158,901
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
5.375%	03/15/16	Baa1	350	343,049
Vanguard Health Holdings Co. LLC II,
Sr. Sub. Notes
9.00%	10/01/14	Caa1	50	48,125
WellPoint, Inc.,
Sr. Unsub. Notes
5.00%	01/15/11	Baa1	120	120,173

				2,215,436

Hotels & Motels — 0.1%
Harrahs Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	100	93,000
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	130	120,300
Wynn Las Vegas LLC,
First Mortgage
6.625%	12/01/14	Ba2	350	343,875

				557,175

Industrial Products
Enbridge, Inc.,
Sr. Unsec’d. Notes
5.60%	04/01/17	Baa1	185	179,356

Information Technology Services
Dun & Bradstreet Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/11	A-(d)	100	103,194

Insurance — 0.3%
ACE INA Holdings, Inc.,
Gtd. Notes
5.70%	02/15/17	A3	165	163,515
5.875%	06/15/14	A3	155	158,748
Fund American Cos., Inc.,
Gtd. Notes
5.875%	05/15/13	Baa2	195	195,421
Genworth Financial, Inc.,
Jr. Sub. Notes
6.15%(c)	11/15/46	A3	78	70,867
Unsec’d. Notes
5.75%	06/15/14	A2	510	511,854
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.375%	03/15/17	A2	215	207,754
MetLife, Inc.,
Sr. Unsec’d. Notes
6.125%	12/01/11	A2	200	207,393
Nationwide Mutual Insurance Co.,
Bonds, 144A(g)
6.60%	04/15/34	A2	105	103,568
NLV Financial Corp.,
Sr. Notes, 144A(g)
7.50%	08/15/33	Baa2	120	127,795
Principal Life Global Funding I,
Notes, 144A(g)
5.125%	10/15/13	Aa2	185	187,366
Security Benefit Life Insurance Co.,
Notes, 144A(g)
7.45%	10/01/33	Baa2	80	83,646
Sun Life Financial Global Funding LP,
Notes, 144A(g)
5.08% (c)	10/06/13	Aa3	190	190,387
Torchmark Corp.,
Sr. Unsec’d. Notes
6.375%	06/15/16	Baa1	125	129,068

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Insurance (cont’d.)
Transatlantic Holdings, Inc.,
Sr. Unsec’d. Notes
5.75%	12/14/15	A2	$150	$155,855
Willis North America, Inc.,
Gtd. Notes
6.20%	03/28/17	Baa2	125	124,725

				2,617,962

Machinery & Equipment
Dresser-Rand Group, Inc.,
Gtd. Notes
7.375%	11/01/14	B1	22	21,945

Media — 0.2%
Idearc, Inc.,
Gtd. Notes
8.00%	11/15/16	B2	400	367,000
News America, Inc.,
Gtd. Notes
6.15%	03/01/37	Baa2	315	304,287
6.40%	12/15/35	Baa2	200	202,329
Notes, 144A
6.65%	11/15/37	Baa2	350	361,017
Viacom, Inc.,
Sr. Notes
6.25%	04/30/16	Baa3	200	201,214
Sr. Unsec’d. Notes
6.125%	10/05/17	Baa3	105	104,995

				1,540,842

Medical Supplies & Equipment — 0.1%
DaVita, Inc.,
Gtd. Notes
6.625%	03/15/13	B1	500	497,500
Eli Lilly & Co.,
Unsub. Notes
5.55%	03/15/37	Aa3	535	518,276
Medtronic, Inc.,
Sr. Notes
4.75%	09/15/15	A1	260	250,892

				1,266,668

Metals & Mining — 0.1%
BHP Bilton Finance Ltd.,
Gtd. Notes
5.40%	03/29/17	A1	172	165,428
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Ba3	500	536,250
Hawk Corp.,
Sr. Notes(g)
8.75%	11/01/14	B3	50	50,750
Placer Dome, Inc.,
Unsub. Notes (Canada)
6.45%	10/15/35	Baa1	190	192,143
Russel Metals, Inc.,
Gtd. Notes (Canada)
6.375%	03/01/14	Ba2	75	69,469
Vale Overseas Ltd.,
Gtd. Notes
6.25%	01/23/17	Baa3	280	280,869
Valmont Industries, Inc.,
Gtd. Notes
6.875%	05/01/14	Ba3	25	24,750

				1,319,659

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	80	81,329
6.75%	02/01/17	Baa2	400	416,928

				498,257

Oil & Gas — 0.8%
Amerada Hess Corp.,
Unsec’d. Notes
7.875%	10/01/29	Baa3	235	278,149
Atmos Energy Corp.,
Sr. Unsub. Notes
4.00%	10/15/09	Baa3	210	206,925
Baker Hughes, Inc.,
Sr. Notes
6.875%	01/15/29	A2	200	216,728
Boardwalk Pipelines LLC,
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2	55	54,495
Chesapeake Energy Corp.,
Gtd. Notes
6.50%	08/15/17	Ba3	425	410,125
ConocoPhillips,
Gtd. Notes
5.90%	10/15/32	A1	245	250,779
Denbury Resources, Inc.,
Gtd. Notes
7.50%	04/01/13	B1	75	75,750
Sr. Sub. Notes
7.50%	12/15/15	B1	25	25,250
Devon Financing Corp. ULC,
Gtd. Notes
6.875%	09/30/11	Baa1	284	304,133
7.875%	09/30/31	Baa1	120	145,134
Diamond Offshore Drilling, Inc.,
Sr. Unsub. Notes
4.875%	07/01/15	Baa1	150	146,782
5.15%	09/01/14	Baa1	125	121,401
EnCana Corp.,
Unsub. Notes (Canada)
5.90%	12/01/17	Baa2	625	639,359
Enterprise Products Operating LP,
Gtd. Notes
4.95%	06/01/10	Baa3	225	225,150
6.30%	09/15/17	Baa3	130	133,011
EOG Resources, Inc.,
Sr. Unsec’d. Notes
5.875%	09/15/17	A3	170	174,289

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
Ferrellgas Partners LP,
Sr. Notes
8.75%	06/15/12	B2	$25	$25,687
Forest Oil Corp.,
Gtd. Notes
8.00%	12/15/11	B1	25	26,000
Halliburton Co.,
Sr. Unsec’d. Notes
5.50%	10/15/10	A2	410	421,460
Marathon Oil Corp.,
Unsub. Notes
6.60%	10/01/37	Baa1	100	104,272
MidAmerican Energy Holdings,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	150	149,643
National Gas Co. of Trinidad and Tobago Ltd.,
Notes, 144A (Trinidad)(g)
6.05%	01/15/36	A3	100	95,065
Panhandle Eastern Pipe Line Co.,
Sr. Notes
4.80%	08/15/08	Baa3	70	69,677
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1	315	312,030
Gtd. Notes, 144A(g)
6.291%(c)	06/15/10	Baa1	190	192,660
Petro-Canada,
Notes (Canada)
5.95%	05/15/35	Baa2	185	178,408
Petrobras International Finance Co.,
Gtd. Notes
5.875%	03/01/18	Baa1	290	288,405
Praxair, Inc.,
Bonds
5.20%	03/15/17	A2	175	174,228
Public Service Electric and Gas Co.,
Sec’d. Notes
5.70%	12/01/36	A3	225	216,908
Range Resources Corp.,
Gtd. Notes
6.375%	03/15/15	Ba3	500	487,500
7.50%	10/01/17	Ba3	500	505,000
Southern Natural Gas Co.,
Notes, 144A(g)
5.90%	04/01/17	Baa3	62	60,981
Sunoco, Inc.,
Sr. Notes
5.75%	01/15/17	Baa2	150	149,059
Transocean, Inc.,
Sr. Unsec’d. Notes
5.25%	03/15/13	Baa2	145	145,321
Valero Energy Corp.,
Sr. Notes
6.125%	06/15/17	Baa3	445	452,238
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2	190	191,350
6.75%	08/01/37	Baa2	105	112,626

				7,765,978

Paper & Forest Products — 0.1%
Boise Cascade LLC,
Gtd. Notes
7.125%	10/15/14	B2	100	96,750
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes (Chile)
5.125%	07/09/13	Baa2	160	156,406
Georgia-Pacific Corp.,
Gtd. Notes, 144A
7.125%	01/15/17	Ba3	400	389,000

				642,156

Pharmaceuticals — 0.1%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes, 144(g)
5.999%(c)	10/02/09	Baa2	140	140,225
Teva Pharmaceutical Finance LLC,
Gtd. Notes
5.55%	02/01/16	Baa2	455	449,626
Wyeth,
Notes(a)
5.95%	04/01/37	A3	180	180,478

				770,329

Pipelines — 0.1%
Dynegy Holdings, Inc.,
Sr. Unsec’d. Notes
7.50%	06/01/15	B2	500	467,500
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3	62	61,195
Williams Cos., Inc.,
Notes
8.75%	03/15/32	Baa3	25	30,562

				559,257

Printing & Publishing
CanWest Media, Inc.,
Gtd. Notes (Canada)
8.00%	09/15/12	B3	137	129,763
Sun Media Corp.,
Gtd. Notes (Canada)
7.625%	02/15/13	Ba1	50	48,687

				178,450

Railroads
Canadian National Railway Co.,
Bonds (Canada)
6.25%	08/01/34	A3	130	131,139

Real Estate
Lennar Corp. Series B,
Gtd. Notes
5.60%	05/31/15	Ba1	305	232,417

Real Estate Investment Trust — 0.2%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
6.125%	11/01/12	Baa1	125	128,129
SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Real Estate Investment Trust (cont’d.)
Centex Corp.,
Sr. Unsec’d. Notes
5.45%	08/15/12	Ba1	$200	$175,912
ERP Operating LP,
Notes
5.25%	09/15/14	Baa1	150	142,921
Federal Realty Invs Trust,
Notes
6.00%	07/15/12	Baa1	120	123,162
Host Marriott LP,
Sec’d. Notes
6.75%	06/01/16	Ba1	500	492,500
MDC Holdings, Inc.,
Gtd. Notes
5.50%	05/15/13	Baa3	260	248,732
NVR, Inc.,
Sr. Unsec’d. Notes
5.00%	06/15/10	Baa3	85	85,251
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2	125	116,673
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	85	82,139
Simon Property Group LP,
Unsub. Notes
5.75%	12/01/15	A3	240	233,101

				1,828,520

Restaurants
McDonald’s Corp.,
Sr. Unsec’d. Notes(a)
5.30%	03/15/17	A3	175	174,482
Real Mex Restaurants, Inc.,
Gtd. Notes(g)
10.00%	04/01/10	Ba3	25	24,000

				198,482

Retail & Merchandising — 0.3%
AmeriGas Partners LP / AmeriGas
Eagle Finance Corp.,
Sr. Notes
7.125%	05/20/16	B1	400	388,000
AutoNation, Inc.,
Gtd. Notes
7.00%	04/15/14	Ba2	75	71,062
7.243%(c)	04/15/13	Ba2	75	69,188
Bon-Ton Stores, Inc. (The),
Gtd. Notes(a)
10.25%	03/15/14	B3	150	113,250
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/12	A2	155	159,088
Federated Retail Holdings,
Gtd. Notes
5.35%	03/15/12	Baa2	165	160,759
Hasbro, Inc.,
Sr. Unsec’d. Notes
6.30%	09/15/17	Baa2	130	133,014
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1	210	198,964
Neiman Marcus Group, Inc.,
Gtd. Notes
9.00%	10/15/15	B2	600	618,750
Pantry, Inc. (The),
Gtd. Notes
7.75%	02/15/14	B3	50	46,000
Penney, (J.C.) Co., Inc.,
Unsub. Notes
9.00%	08/01/12	Baa3	205	230,491
Target Corp.,
Notes
5.875%	07/15/16	A2	775	779,926
Yankee Acquisition Corp.,
Gtd. Notes
8.50%	02/15/15	B3	150	138,187

				3,106,679

Semiconductors
Freescale Semiconductor, Inc.,
Gtd. Notes
8.875%	12/15/14	B2	400	357,000
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.15%	06/15/12	Baa1	115	117,229

				474,229

Software/Services
Sungard Data Systems, Inc.,
Gtd. Notes(a)
9.125%	08/15/13	Caa1	400	407,000

Telecommunications — 0.9%
Alltel Corp.,
Sr. Notes
7.00%	07/01/12	Caa1	75	65,062
America Movil SA de CV,
Unsec’d. Notes (Mexico)
6.375%	03/01/35	A3	345	341,143
America Movil SAB de CV,
Gtd. Notes
5.625%	11/15/17	A3	375	366,411
AT&T Corp.,
Sr. Unsec’d. Notes
9.05%	11/15/11	A2	115	124,708
AT&T, Inc.,
Sr. Unsec’d. Notes
5.30%	11/15/10 (a)	A2	555	564,863
5.625%	06/15/16	A2	865	874,875
6.45%	06/15/34	A2	585	602,941
British Telecommunications PLC,
Sr. Unsec’d. Notes
5.15%	01/15/13	Baa1	310	309,329

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Telecommunications (cont’d.)
Centennial Cellular Operating Co.,
Gtd. Notes
10.125%	06/15/13	B2	$50	$52,500
Citizens Communications Co.,
Sr. Unsec’d. Notes
7.125%	03/15/19	Ba2	400	380,000
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
6.25%	03/15/11	Baa3	500	452,500
Cricket Communications, Inc.,
Gtd. Notes
9.375%	11/01/14	Caa1	500	468,750
France Telecom SA, Notes
Sr. Unsub. Notes (France)
7.75%	03/01/11	A3	371	398,760
MetroPCS Wireless, Inc.,
Gtd. Notes
9.25%	11/01/14	Caa1	500	470,000
Nordic Telephone Co. Holdings ApS,
Sec’d. Notes, 144A
8.875%	05/01/16	B2	400	410,000
Qwest Corp.,
Sr. Unsec’d. Notes
7.50%	10/01/14	Ba1	200	203,000
Rogers Wireless, Inc., (Canada)
Gtd. Notes
7.50%	03/15/15	Baa3	135	147,634
Sec’d. Notes
9.625%	05/01/11	Baa3	75	85,375
Sprint Capital Corp.,
Gtd. Notes
6.90%	05/01/19	Baa3	365	363,283
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
5.25%	11/15/13	Baa2	690	681,948
Telefonica Emisiones SAU,
Gtd. Notes (Spain)
6.221%	07/03/17	Baa1	155	161,044
Telefonica Emisones SAU,
Gtd. Notes (Spain)
6.421%	06/20/16	Baa1	295	310,446
Vodafone Group PLC.,
Unsec’d. Notes (United Kingdom)
5.625%	02/27/17	Baa1	530	527,750
Windstream Corp.,
Gtd. Notes
8.625%	08/01/16	Ba3	400	420,000
Windstream Regatta Holdings, Inc.,
Sr. Sub. Notes, 144A
11.00%	12/01/17	B2	50	49,750

				8,832,072

Transportation — 0.2%
Burlington Northern Santa Fe Corp.,
Unsec’d. Notes
5.65%	05/01/17	Baa1	535	531,893
6.15%	05/01/37	Baa1	333	323,722
Canadian National Railway Co.,
Debs.
6.375%	11/15/37	A3	80	81,864
Hertz Corp.,
Gtd. Notes
8.875%	01/01/14	B1	350	354,812
10.50%	01/01/16	B2	100	103,500
Norfolk Southern Corp.,
Sr. Notes
6.00%	04/30/08	Baa1	250	250,878

				1,646,669

Utilities — 0.6%
AES Corp.,
Sr. Notes
9.375%	09/15/10	B1	50	52,500
Sr. Unsub. Notes
8.875%	02/15/11	B1	75	78,188
Alabama Power Co.,
Sr. Unsec’d. Notes
5.22%(c)	08/25/09	A2	85	84,990
Appalachian Power Co.,
Sr. Unsub. Notes
6.375%	04/01/36	Baa2	105	102,477
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2	460	462,007
Black Hills Corp.,
Sr. Unsub. Notes
6.50%	05/15/13	Baa3	125	125,235
CenterPoint Energy, Inc.,
Sr. Notes
7.25%	09/01/10	Ba1	135	143,054
CMS Energy Corp.,
Sr. Notes
8.50%	04/15/11	Ba1	400	430,884
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	Baa1	400	410,571
Copano Energy LLC,
Gtd. Notes
8.125%	03/01/16	B2	75	75,938
Energy Future Holdings Corp.,
Gtd. Notes, 144A
10.875%	11/01/17	B3	150	150,750
11.25%	11/01/17	B3	125	126,250
Florida Power & Light Co.,
First Mortgage
6.20%	06/01/36	Aa3	75	78,482
Florida Power Corp.,
First Mortgage
6.35%	09/15/37	A2	260	273,935
Hilcorp Energy I Lp/ Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
7.75%	11/01/15	B3	300	294,750
Illinois Power Co.,
Sec’d. Notes, 144A
6.125%	11/15/17	Baa3	95	95,979

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
5.65%	06/01/17	Baa2	$500	$489,843
Monongahela Power Co.,
First Mortgage, 144A(g)
5.70%	03/15/17	Baa2	170	167,786
OPTI Canada, Inc.,
Gtd. Notes, 144A (Canada)
8.25%	12/15/14	B1	150	148,500
Pacificorp,
First Mortgage
6.25%	10/15/37	A3	315	325,297
Progress Energy, Inc.,
Sr. Unsec’d. Notes
5.625%	01/15/16	Baa2	485	484,710
Public Service Co. of New Mexico,
Sr. Notes
4.40%	09/15/08	Baa2	245	243,395
Southern Co.,
Sr. Unsub. Notes
5.30%	01/15/12	A3	75	76,361
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa2	235	229,919
Taqa Abu Dhabi National Energy Co.,
Sr. Notes, 144A(g)
5.62%	10/25/12	Aa2	425	431,408
Texas Competitive Electric Holdings Co. LLC,
Gtd. Notes, 144A
10.25%	11/01/15	B3	200	198,000
Union Electric Co.,
Sec’d. Notes
5.40%	02/01/16	A3	225	221,611
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	Baa2	195	195,951
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa2	110	102,891

				6,301,662

TOTAL CORPORATE OBLIGATIONS
(cost $81,336,290)				80,077,654

U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bonds
4.75%	02/15/37		2,875	3,008,866
5.50%	08/15/28		4,415	4,999,299
8.00%			205	280,562
U.S. Treasury Inflationary Bonds, TIPS	11/15/21
2.00%	07/15/14		2,755	3,155,117
U.S. Treasury Notes
2.625%	05/15/08		315	314,188
3.375%	02/15/08		1,210	1,210,094
4.00%	11/15/12 (a)		23,590	24,225,821
4.25%	11/15/14-11/15/17		12,498	12,892,980
4.75%	08/15/17 (a)		16,290	17,205,042

TOTAL U.S. TREASURY OBLIGATIONS
(cost $65,607,926)				67,291,969

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
American Tower Trust,
Series 20071A, Class D, 144A(g)
5.957%	04/15/37	Baa2	250	247,315
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A
4.648%	09/11/36	AAA(d)	350	346,044
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	755	745,732
Banc of America Mortgage
Securities, Inc.,
Series 2004-A, Class-2A2
4.096%(c)	02/25/34	AAA(d)	184	182,355
Series 2004-D, Class 2A2
4.197%(c)	05/25/34	AAA(d)	79	78,935
Series 2004-H, Class 2A2
4.747%(c)	09/25/34	Aaa	103	102,679
Series 2004-I, Class 3A2
4.874%(c)	10/25/34	Aaa	119	118,366
Series 2005-J, Class 2A1
5.087%(c)	11/25/35	Aaa	422	421,250
Series 2005-J, Class 3A1
5.259%(c)	11/25/35	Aaa	183	180,119
Bear Stearns Commercial Mortgage
Securities,
Series 2005-PWR8, Class A4
4.674%	06/11/41	Aaa	300	286,682
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	400	393,378
Series 2005-T20, Class-A1
4.94%	10/12/42	Aaa	310	309,387
Series 2006-PW12, Class A
5.895%(c)	09/11/38	Aaa	900	929,593
Series 2006-PW13, Class AAB
5.53%	09/11/41	AAA(d)	1,250	1,265,189
Series 2007-PW15, Class AAB
5.315%	02/11/44	Aaa	525	524,012
Series 2007 PW17, Class A1
5.282%	06/11/49	AAA(d)	1,244	1,248,922
Citigroup / Deutsche Bank Commercial
Mortgage Trust,
Series 2005-CD1, Class A4
5.225%(c)	07/15/44	Aaa	1,250	1,246,354
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	875	885,992
Series 2007-CD4, Class ASB
5.278%	01/11/16	Aaa	700	697,979
Commercial Mortgage Pass-Through
Certificates,
Series 2007-C9, Class A4
6.01%(c)	12/10/49	Aaa	1,000	1,036,313
Credit Suisse First Boston Mortgage
Securities Corp.,
Series 2005-C2, Class A4
4.832%	04/15/37	Aaa	775	737,164
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	1,600	1,604,286
Federal National Mortgage Assoc.,
Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	47	10,882

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
	Maturity	Ratings	Amount	Value
Interest Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Series 2002-74, Class PJ
5.00%	03/25/15	Aaa	$301	$300,821
Series 2003-40, Class NI, IO(g)
5.50%	04/01/33	Aaa	34	1,526
Series 2003-92, Class NM
3.50%	04/25/13	Aaa	105	104,634
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	335	337,640
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	332	26,076
Series 2686, Class JG
5.50%	04/15/28	Aaa	800	808,301
Series 3195, Class PN
6.50%	08/15/30	Aaa	525	540,629
General Electric Capital Commercial
Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	390	409,896
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	252	252,490
GMAC Commercial Mortgage
Securities, Inc.,
Series 2001-C2, Class A2
6.70%	04/15/34	AAA(d)	375	396,641
Greenwich Capital Commercial
Funding Corp.,
Series 2005-GG3, Class A2
4.305%	08/10/42	Aaa	675	666,626
Series 2005-GG3, Class A3
4.569%	08/10/42	Aaa	800	782,712
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	160	156,886
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%(c)	04/10/38	AAA(d)	725	736,195
JPMorgan Chase Commercial
Mortgage Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	176	178,104
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	412	426,980
Series 2005-LDP4, Class AS
4.824%(c)	10/15/42	Aaa	325	319,221
Series 2005-LDP5, Class A4
5.179%(c)	12/15/44	Aaa	1,600	1,579,810
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	900	910,408
Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	1,015	1,017,976
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636%	11/15/27	Aaa	431	427,337
Series 2004-C2, Class-A2
3.246%	03/01/29	Aaa	850	835,929
Series 2004-C4, Class A2
4.567%(c)	06/15/29	Aaa	750	747,963
Series 2005-C1, Class A4
4.742%	02/15/30	Aaa	325	311,905
Series 2006-C1A, Class A4
5.156%	02/15/31	AAA(d)	850	840,429
Merrill Lynch Countrywide Commercial
Mortgage Trust,
Series 2007-7, Class A1
5.549%	06/12/49	Aaa	558	563,466
PNC Mortgage Acceptance Corp.,
Series 1999-CM1, Class A1B
7.33%(c)	12/10/32	AAA(d)	1,231	1,276,773
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-0, Class 5A1
4.802%(c)	01/25/34	AAA(d)	271	263,744
Series 2005-AR2, Class 2A2
4.546%(c)	03/25/35	Aaa	99	98,268
Series 2006-AR12, Class 1A1
6.025%(c)	09/25/36	Aaa	595	596,197
Series 2006-AR16, Class A1
5.666%(c)	10/25/36	Aaa	442	444,501

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $29,991,612)				29,959,012

ASSET-BACKED SECURITIES — 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%	01/06/14	Aaa	840	855,235
Bank of America Credit Card Trust,
Series 2006-A9, Class A9
5.038%(c)	02/15/13	Aaa	1,325	1,315,708
Series 2007-C1, Class C1
3.175%(c)	06/16/14	Baa2	750	694,805
BankBoston Home Equity Loan Trust,
Series 1998-1, Class A6
6.35%	02/25/13	Aaa	23	23,304
Capital Auto Receivables Asset Trust, (g)
144A
5.32%	03/20/10	AAA(d)	800	804,320
5.50%	04/20/10	AA(d)	115	115,930
Capital One Multi-Asset Execution Trust,
Series 2005-A7, Class A7
4.70%	06/15/15	Aaa	4,150	4,166,861
Series 2007-C3, Class C3
5.318%(c)	04/15/13	Baa2	445	423,762
Capital One Prime Auto Receivables Trust,
Series 2006-2, Class A4
4.94%	07/15/12	Aaa	750	750,469
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%	09/15/15	Aaa	350	364,145
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Aa2	29	24,777
Citibank Credit Card Issuance Trust,
Series 2006-A2, Class A2
4.85%	02/10/11	Aaa	875	880,179
Series 2007-A5, Class A5
5.50%	06/22/12	Aaa	1,100	1,130,463
CNH Equipment Trust,
Series 2007-A, Class B
5.09%	06/16/14	A3	255	248,994

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Detroit Edison Securitization
Funding LLC,
Series 2001-1, Class A4
6.19%	03/01/13	Aaa	$800	$829,875
GE Capital Credit Card Master
Note Trust,
Series 2006-1, Class A
5.08%	09/15/12	Aaa	200	202,813
Series 2007-3, Class
5.328%(c)	06/15/13	Baa2	555	534,344
GE Equipment Small Ticket LLC,
144A(g)
4.51%	12/22/14	Aaa	350	350,328
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26%	11/15/12	Aaa	300	302,882
Series 2007-A, Class A3A
5.04%	01/17/12	Aaa	400	401,884
Marriott Vacation Club Owner Trust, (g)
144A
Series 2006-2A, Series A
5.362%	10/20/28	Aaa	117	118,750
Series 2006-1A, Series A
5.737%	04/20/28	Aaa	368	372,323
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10%	10/15/12	Aaa	1,100	1,097,759
Series 2006-C3, Class C3
5.318%(c)	10/15/13	Baa2	240	225,655
PECO Energy Transition Trust,
Series 2001-A, Class A1
6.52%	12/31/10	Aaa	475	503,607
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61%	06/15/15	Aaa	350	374,588
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%	11/12/12	Aaa	625	635,487
USAA Auto Owner Trust,
Series 2007-1, Class A4
5.55%	02/15/13	Aaa	855	873,268
Series 2007-2, Class A3
4.90%	02/15/12	Aaa	1,050	1,056,950
Volkswagen Auto Lease Trust,
Series 2006-A, Class A4
5.54%	04/20/11	Aaa	400	404,044
Volkswagen Auto Loan Enhanced Trust,
Series 2005-1, Class A4
4.86%	02/20/09	Aaa	400	400,919

TOTAL ASSET-BACKED SECURITIES
(cost $20,374,195)				20,484,428

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
Federal Home Loan Bank
5.125%	08/14/13		740	780,019
5.60%	06/28/11		300	318,609
Federal Home Loan Mortgage Corp.
4.125%	10/18/10		665	673,891
5.00%	07/15/14		1,000	1,049,694
Federal Home Loan Mortgage Corp. (Cont’d.)
5.125%	02/27/09		325	329,460
5.125%	07/15/12		135	141,900
6.625%	09/15/09		1,000	1,049,545
Federal National Mortgage Assoc.
4.375%	09/15/12		450	459,176
4.875%	12/15/16		270	277,555
6.00%	05/15/08		490	492,482
6.00%	05/15/11		390	418,511

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $5,840,465)				5,990,842

MUNICIPAL BONDS — 0.1%
Georgia
Georgia State General Obligation Bonds
5.00%	07/01/19	Aaa	320	350,358

Kansas
Kansas Development Finance
Authority Revenue Bonds
5.501%	05/01/34	Aaa	125	124,784

Maryland — 0.1%
Baltimore County, Maryland
General Obligation Bonds
5.00%	02/01/38	Aaa	280	294,708
Maryland State General
Obligation Bonds
5.00%	08/01/19	Aaa	460	503,949

				798,657

New York
New York City Housing Development
Corp. Revenue Bonds
6.42%	11/01/27	Aa2	120	123,940

Oregon
Oregon State Taxable Pension,
General Obligation Unlimited
5.892%	06/01/27	Aa2	60	63,162

West Virginia
Tobacco Settlement, West Virginia
Asset Backed, Revenue Bond
7.467%	06/01/47	Baa3	280	268,912

TOTAL MUNICIPAL BONDS
(cost $1,718,306)				1,729,813

FOREIGN GOVERNMENT BONDS — 0.1%
Republic of Italy,
Sr. Unsub. Notes (Italy)
5.25%	09/20/16	A+(d)	335	352,327
Republic of South Africa,
Notes (South Africa)
6.50%	06/02/14	Baa1	265	280,237

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

FOREIGN GOVERNMENT BONDS (Continued)
United Mexican States,
Unsub. Notes (Mexico)
6.375%	01/16/13	Baa1	$ 205	$218,017

TOTAL FOREIGN GOVERNMENT BONDS
(cost $813,873)				850,581

TOTAL LONG-TERM INVESTMENTS
(cost $917,856,719)				957,562,594

			Shares

SHORT-TERM INVESTMENT — 17.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $172,725,494; includes $130,044,453 of cash collateral for securities on loan)(b)(w) (Note 4)			172,725,494	172,725,494

TOTAL INVESTMENTS(o) — 112.5%
(cost $1,090,582,213; Note 6)				1,130,288,088
Liabilities in excess of other assets — (12.5)%				(125,835,495)

NET ASSETS — 100.0%				$1,004,452,593

The following abbreviations are used in portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
IO	Interest Only
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $125,044,517; cash collateral of $130,044,453 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(o)	As of December 31, 2007, 73 securities representing $33,829,932 and 3.37% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (12.9% represents investments purchased with collateral from securities on loan)	17.2%
U.S. Government Agency Mortgage-Backed Securities	13.2
Oil & Gas	7.8
U.S. Treasury Obligations	6.7
Financial Services	5.6
Telecommunications	4.6
Financial – Bank & Trust	4.0
Insurance	3.3
Pharmaceuticals	3.2
Utilities	3.0
Collateralized Mortgage Obligations	3.0
Retail & Merchandising	3.0
Computer Services & Software	2.8
Consumer Products & Services	2.7
Diversified Operations	2.1
Medical Supplies & Equipment	2.0
Asset-Backed Securities	2.0
Computer Hardware	1.9
Internet Services	1.7
Aerospace	1.6
Food	1.4
Semiconductors	1.3
Beverages	1.3
Metals & Mining	1.2
Healthcare Services	1.0
Entertainment & Leisure	1.0
Electronic Components & Equipment	1.0
Chemicals	0.9
Machinery & Equipment	0.8
Real Estate Investment Trust	0.8
Automobile Manufacturers	0.8
Conglomerates	0.8
Industrial Products	0.7
Transportation	0.7
Cable Television	0.6
U.S. Government Agency Obligations	0.6
Construction	0.6
Media	0.6
Building Materials	0.4
Hotels & Motels	0.4
Advertising	0.3
Business Services	0.3
Paper & Forest Products	0.3
Pipelines	0.3
Real Estate	0.2
Farming & Agriculture	0.2
Clothing & Apparel	0.2
Environmental Services	0.2
Airlines	0.2
Electric	0.2
Automotive Parts	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Industry (cont’d.)

Office Equipment	0.2%
Municipal Bonds	0.1
Printing & Publishing	0.1
Building & Construction	0.1
Commercial Banks	0.1
Financial – Brokerage	0.1
Restaurants	0.1
Apparel/Shoes	0.1
Containers & Packaging	0.1
Biotechnology	0.1
Commercial Services	0.1
Energy Services	0.1
Distribution/Wholesale	0.1
Environmental Control	0.1
Foreign Government Bonds	0.1

112.5
Liabilities in excess of other assets	(12.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $125,044,517:
Unaffiliated investments (cost $917,856,719)	$957,562,594
Affiliated investments (cost $172,725,494)	172,725,494
Cash	2,072,053
Foreign currency, at value (cost $174,264)	173,700
Receivable for fund share sold	6,400,575
Receivable for investments sold	5,552,150
Dividends and interest receivable	3,929,803
Tax reclaim receivable	73,515
Other assets	15,279
Prepaid expenses	11,022

Total Assets	1,148,516,185

LIABILITIES:
Payable to broker for collateral for securities on loan	130,044,453
Payable for investments purchased	13,628,591
Advisory fees payable	275,347
Accrued expenses and other liabilities	106,557
Shareholder servicing fees payable	7,626
Payable for fund share repurchased	1,018

Total Liabilities	144,063,592

NET ASSETS	$1,004,452,593

Net assets were comprised of:
Paid-in capital	$916,193,418
Retained earnings	88,259,175

Net assets, December 31, 2007	$1,004,452,593

Net asset value and redemption price per share, $1,004,452,593/55,633,517 outstanding shares of beneficial interest	$18.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$12,998,291
Unaffiliated dividend income (net of $148,056 foreign withholding tax)	8,235,512
Affiliated dividend income	1,724,241
Affiliated income from securities lending, net	331,542

23,289,586

EXPENSES
Advisory fees	6,123,995
Shareholder servicing fees and expenses	504,330
Custodian and accounting fees	245,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustee’s fees	15,000
Insurance expenses	11,000
Legal fees and expenses	7,000
Shareholder’s reports	5,000
Miscellaneous	20,468

Total expenses	6,967,793

NET INVESTMENT INCOME	16,321,793

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	33,684,906
Short sale transactions	2,672
Foreign currency transactions	127,440

33,815,018

Net change in unrealized appreciation (depreciation) on:
Investments	(13,803,199)
Short sales	(2,063)
Foreign currencies	(92,960)

(13,898,222)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	19,916,796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,238,589

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$16,321,793	$9,244,008
Net realized gain on investment and foreign currency transactions	33,815,018	26,850,765
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,898,222)	14,768,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,238,589	50,863,693

DISTRIBUTIONS	(36,083,670)	(37,671,171)

FUND SHARE TRANSACTIONS:
Fund share sold [29,023,735 and 3,912,263 shares, respectively]	535,536,984	66,791,470
Fund share issued in reinvestment of distributions [2,011,353 and 2,313,955 shares, respectively]	36,083,670	37,671,171
Fund share repurchased [2,214,769 and 4,599,513 shares, respectively]	(40,410,522)	(75,714,983)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	531,210,132	28,747,658

TOTAL INCREASE IN NET ASSETS	531,365,051	41,940,180
NET ASSETS:
Beginning of year	473,087,542	431,147,362

End of year	$1,004,452,593	$473,087,542

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

LONG-TERM INVESTMENTS — 98.2%
FOREIGN BONDS — 58.4%
Australia
Australia & New Zealand Banking Group,
Sub. Notes, MTN
4.45%(c)	02/05/15	Aa2	EUR	150	$216,078
Westpac Banking, Notes, MTN
2.875%	06/25/08	Aa1	EUR	80	115,606

					331,684

Austria — 0.2%
Republic of Austria, Bonds
6.25%	07/15/27	Aaa	EUR	850	1,490,339

Belgium — 0.7%
Belgium Government, Bonds
5.00%	03/28/35	Aa1	EUR	3,250	4,922,735
Elia System Operator SA NV,
Sr. Unsub. Notes
4.75%	05/13/14	A-(d)	EUR	200	288,207

					5,210,942

Brazil — 2.1%
Nota do Tesouro Nacional, Series B,
Notes
6.00%	05/15/15	Ba1	BRL	7,080	6,193,994
Nota do Tesouro Nacional, Series F,
Notes
10.00%	01/01/12	NR	BRL	5,700	2,925,230
10.00%	01/01/14	NR	BRL	5,148	2,680,431
10.00%	01/01/17	NR	BRL	5,875	2,930,998

					14,730,653

Canada — 2.4%
Canada Housing Trust, Foreign
Gov’t. Gtd.
4.80%	06/15/12	Aaa	CAD	3,260	3,394,436
Canadian Government,
Bonds
5.25%	06/01/13	Aaa	CAD	3,140	3,284,282
5.75%	06/01/33	Aaa	CAD	2,852	3,636,990
Canandian National Railways Co., Bonds
6.25%	08/01/34	A3		$115	116,007
EnCana Corp., Unsub. Notes
5.90%	12/01/17	Baa2		535	547,292
Inter-American Development Bank, Notes
4.40%	01/26/26	Aaa	CAD	1,625	1,584,381
Petro-Canada, Notes
5.95%	05/15/35	Baa2		255	245,914
Placer Dome, Inc., Unsub. Notes
6.45%	10/15/35	Baa1		200	202,256
Province of Ontario Canada, Debs.
5.00%	03/08/14	Aa1	CAD	2,990	3,136,266
Rogers Cable, Inc., Gtd. Notes
5.50%	03/15/14	Baa3		300	295,587
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A(g)
5.50%	11/16/11	Baa2		95	96,647

Gtd. Notes, MTN
5.25%	06/13/17	Baa2	EUR	200	273,115

					16,813,173

Cayman Islands — 0.5%
AIG SunAmerica, Sec’d. Notes, MTN
5.625%	02/01/12	Aa2	GBP	250	489,213
Allstate Life Funding LLC,
Sec’d. Notes, MTN
6.375%	01/17/11	Aa2	GBP	250	505,514
Altria Finance Cayman Islands Ltd.,
Gtd. Notes
5.625%	06/24/08	Baa1	EUR	250	365,622
BES Finance Ltd., Bank Gtd. Notes, MTN
6.25%	05/17/11	A1	EUR	140	210,744
Hutchinson Whampoa Finance Ltd.,
Gtd. Notes
5.875%	07/08/13	A3	EUR	132	194,753
Mizuho Capital Investment Ltd.,
Sub. Notes
5.02%(c)	06/30/49	A2	EUR	100	134,380
Sub. Notes, 144A(g)
6.686%(c)	12/31/49	A2		$96	89,821
Monumental Global Funding Ltd.,
Sec’d. Notes, MTN
5.375%	03/13/09	Aa3	EUR	150	220,702
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	Aa3	GBP	250	475,547
Unsub. Notes, MTN
5.50%	05/14/09	Aa3	EUR	150	219,418
Petrobras International Finance Co.,
Gtd. Notes
5.875%	03/01/18	Baa1		240	238,680
Principal Financial Global Funding LLC,
Sec’d. Notes, MTN
4.50%	01/22/09	AA(d)	EUR	150	218,390

					3,362,784

Chile
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes
5.125%	07/09/13	Baa2		225	219,946

Denmark — 0.2%
Kingdom of Denmark, Bonds
5.00%	11/15/13	Aaa	DKK	7,590	1,542,898

Finland
Nordea Bank Finland, Sub. Notes, MTN
5.75%(c)	03/26/14	Aa2	EUR	200	294,626

France — 10.8%
Aventis SA, Sr. Unsub. Notes, MTN
4.25%	09/15/10	A1	EUR	200	288,612
BNP Paribas SA,
Sub. Notes
5.625%	08/07/08	Aa2	EUR	150	220,305
SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO(CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

FOREIGN BONDS (Continued)
France (cont’d.)
Sub. Notes, MTN
5.25%	12/17/12	Aa2	EUR	280	$411,667
Casino Guichard-Perrachon SA, Notes,
MTN
4.875%	04/10/14	BBB-(d)	EUR	250	346,427
Credit Agricole SA,
Jr. Sub. Notes, 144A(g)
6.637%(c)	05/31/49	Aa3		$225	208,744
Sub. Notes
5.00%	06/20/49	Aa2	GBP	350	613,246
France Telecom SA,
Sr. Unsub. Notes, MTN
7.75%	03/01/11	A3		122	131,129
7.25%	01/28/13	A3	EUR	375	590,861
France Treasury Notes
3.75%	01/12/12	Aaa	EUR	11,510	16,570,937
French Government,
Bonds
4.00%	10/25/14	Aaa	EUR	8,340	12,014,955
4.25%	04/25/19	Aaa	EUR	2,705	3,884,958
5.50%	04/25/10	Aaa	EUR	20,250	30,514,921
5.50%	04/25/29	Aaa	EUR	1,035	1,684,415
5.75%	10/25/32	Aaa	EUR	4,680	7,913,440
GIE Suez Alliance, Gtd. Notes, MTN
5.125%	06/24/15	A2	EUR	160	233,311
Lafarge SA, Sr. Unsec’d. Notes
6.15%	07/15/11	Baa2		110	113,154
Schneider Electric SA, Sr. Unsub. Notes
4.50%	01/17/14	BBB+(d)	EUR	250	348,352
Veolia Environment,
Sr. Unsub. Notes, MTN
4.875%	05/28/13	A3	EUR	200	285,415
5.875%	02/01/12	A3	EUR	115	171,723

					76,546,572

Germany — 4.8%
Bestelsmann AG, Sr. Unsub. Notes
4.75%	09/26/16	NR	EUR	220	300,172
Bundesrepub. Deutschland,
Bonds
4.00%	01/04/37	Aaa	EUR	2,300	3,043,114
4.25%	07/04/14	Aaa	EUR	215	314,799
4.75%	07/04/28	Aaa	EUR	245	363,956
5.50%	01/04/31	Aaa	EUR	3,257	5,326,367
Deutsche Bank AG, Sub. Notes
5.125%	01/31/13	Aa2	EUR	205	297,365
Deutsche Genossenschafts-Hypothekenbank
AG, Jumbo Pfandbrief, MTN
4.00%	10/31/16	AAA(d)	EUR	4,200	5,871,035
Hypothekenbank In Essen AG, Jumbo
Pfandbrief
3.875%	11/21/13	Aaa	EUR	9,900	13,973,681
Kreditan Stalt Fuer Wiederaufbau,
Foreign Gov’t. Gtd.
4.70%	06/02/37	Aaa	CAD	1,320	1,318,114
5.50%	12/07/15	Aaa	GBP	1,300	2,680,752
Muenchener Rueckversicherungs AG,
Sub. Notes
5.767%(c)	06/29/49	A3	EUR	250	343,326

					33,832,681

Greece — 0.2%
Hellenic Republic Government, Bonds
6.50%	01/11/14	A(d)	EUR	1,075	1,744,746

Ireland — 1.1%
Bank of Ireland, Sub. Notes, MTN
6.45%	02/10/10	Aa3	EUR	190	284,074
Depfa ASC Bank, Covered Notes
4.375%	01/15/15	Aaa	EUR	4,200	6,051,507
GE Capital European Funding, Gtd. Notes,
MTN
3.50%	02/14/13	Aaa	EUR	450	612,397
GE Capital UK Funding, Gtd. Notes, MTN
5.625%	12/12/14	Aaa	GBP	400	787,576
Irish Life & Permanent PLC, Sub. Notes,
MTN
6.25%	02/15/11	A1	EUR	200	303,548

					8,039,102

Italy — 2.6%
Banca Monte dei Paschi di Siena SpA,
Sub. Notes, MTN
4.50%(c)	09/24/15	A1	EUR	200	285,798
4.875%	05/31/16	A1	EUR	100	133,126
Buonu Poliennali Del Tesoro, Sr. Unsub.
Notes
5.25%	08/01/17	Aa2	EUR	8,120	12,520,283
Edison SpA, Sr. Notes, MTN
5.125%	12/10/10	Baa2	EUR	120	175,870
Intesa Sanpaolo SpA, Sub. Notes, MTN
5.85%(c)	05/08/14	Aa3	EUR	200	296,503
Italian Government International Bond,
Sr. Unsub. Notes
5.25%	09/20/16	A+(d)		$500	525,861
Italy Buoni Poliennali del Tesoro,
Bonds
6.00%	05/01/31	Aa2	EUR	1,025	1,717,031
7.25%	11/01/26	Aa2	EUR	915	1,733,046
Lottomatica SpA, Unsub. Notes
4.80%	12/22/08	Baa3	EUR	150	217,792
SanPaolo IMI SpA, Sub. Notes, MTN
3.75%(c)	06/09/15	Aa3	EUR	190	270,047
Telecom Italia SpA, Gtd. Notes, MTN
5.375%	01/29/19	Baa2	EUR	200	273,900
UniCredito Italiano SpA, Sub. Notes, MTN
6.10%	02/28/12	Aa3	EUR	260	390,408

					18,539,665

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)

FOREIGN BONDS (Continued)
Japan — 13.7%
Japanese Government,
Bonds
1.00%	06/10/16	A1	JPY	799,600	$7,138,102
1.10%	12/10/16	A1	JPY	864,200	7,779,850
1.30%	12/20/13	A1	JPY	1,722,500	15,594,735
1.30%	03/20/15	A1	JPY	868,050	7,811,176
1.40%	12/20/15	A1	JPY	890,000	8,032,251
1.70%	09/20/16	A1	JPY	1,638,000	15,061,800
1.90%	03/20/25	A1	JPY	1,507,400	13,371,825
2.00%	12/20/33	A1	JPY	403,050	3,390,620
Series 64, Bonds
1.50%	06/20/12	NR	JPY	1,989,000	18,218,539
Shinsei Bank Ltd., Sub. Notes
3.75%(c)	02/23/16	A3	EUR	225	299,512
Sumitomo Mitsui Banking, Sub. Notes
4.375%(c)	07/29/49	Aa3	EUR	280	345,757

					97,044,167

Luxembourg — 1.1%
Arcelor Finance SCA, Bonds
4.625%	11/07/14	Baa3	EUR	150	206,068
European Investment Bank, Notes, MTN
4.75%	10/15/17	Aaa	EUR	4,400	6,519,960
Fiat Finance & Trade Ltd., Gtd. Notes
6.625%	02/15/13	Ba1	EUR	150	222,911
Gaz Capital,
Gtd. Notes, MTN
5.364%	10/31/14	A3	EUR	130	174,962
Notes
4.56%	12/09/12	A3	EUR	310	413,941

					7,537,842

Malaysia — 1.0%
Malaysian Government,
Bonds
3.718%	06/15/12	A3	MYR	18,338	5,538,592
3.756%	04/28/11	A3	MYR	3,865	1,174,864

					6,713,456

Mexico — 3.3%
America Movil SA de CV, Unsec’d. Notes
6.375%	03/01/35	A3	$	300	296,646
Mexican Bonos,
Bonds
8.00%	12/17/15	Baa1	MXN	148,645	13,484,457
9.00%	12/22/11	Baa1	MXN	9,585	909,408
9.00%	12/20/12	Baa1	MXN	90,580	8,633,662

					23,324,173

Netherlands — 2.9%
Bank Nederlandse Gemeenten, Notes, MTN
4.625%	09/13/12	Aaa	EUR	4,150	6,104,978
Cemex Finance Europe BV, Gtd. Notes
4.75%	03/05/14	BBB(d)	EUR	150	195,150
Credit Suisse Group Financial Guernsey Ltd.,
Gtd. Notes
6.375%	06/07/13	Aa3	EUR	185	279,111
E.On International Finance BV, Gtd. Notes,
MTN
5.125%	10/02/12	A2	EUR	260	381,374
Enbw International Finance BV, Gtd. Notes,
MTN
5.875%	02/28/12	A2	EUR	140	210,685
ING Bank NV, Sub. Notes, MTN
5.50%	01/04/12	Aa2	EUR	140	207,994
Koninklijke KPN NV, Sr. Notes, MTN
4.50%	03/18/13	Baa2	EUR	220	305,573
Linde Finance BV, Gtd. Notes, MTN
4.75%	04/24/17	Baa1	EUR	200	271,846
Netherlands Government, Bonds
4.50%	07/15/17	Aaa	EUR	6,750	9,918,672
Rabobank Nederland, Unsub. Notes, MTN
3.125%	07/19/10	Aaa	EUR	200	282,657
RWE Finance BV,
Gtd. Notes, MTN
5.375%	04/18/08	A1	EUR	100	146,394
6.375%	06/03/13	A1	GBP	400	821,105
Telecom Italia Capital SA, Gtd. Notes
5.25%	11/15/13	Baa2	$	390	385,449
Telecom Italia Finance SA,
Gtd. Notes, MTN
5.875%	01/24/08	Baa2	EUR	50	73,119
6.875%	01/24/13	Baa2	EUR	100	153,796
7.25%	04/20/11	Baa2	EUR	105	161,071
Telefonica Europe BV, Gtd. Notes, MTN
5.125%	02/14/13	Baa1	EUR	220	318,162

					20,217,136

Poland — 0.5%
Poland Government,
Bonds
5.25%	10/25/17	A2	PLZ	3,140	1,213,333
6.25%	10/24/15	A2	PLZ	5,545	2,287,597

					3,500,930

Serbia — 0.5%
Republic of Serbia (3.75% until 11/01/09),
Unsub. Notes
6.75%(v)	11/01/24	BB-(d)		3,805	3,524,191

South Africa — 0.2%
European Investment Bank, Sr. Unsub. Notes,
MTN
8.00%	10/21/13	Aaa	ZAR	12,250	1,665,323

Spain — 1.5%
Instituto de Credito Oficial, Foreign Gov’t, Gtd. Bonds,
MTN
5.50%	03/08/11	Aaa	AUD	5,360	4,445,276
Obrascon Huarte Lain SA, Unsub. Notes
5.00%	05/18/12	Baa3	EUR	200	281,484
Spanish Government,
Bonds
5.75%	07/30/32	Aaa	EUR	1,890	3,180,001
6.00%	01/31/29	Aaa	EUR	1,130	1,942,676

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)

FOREIGN BONDS (Continued)
Spain (cont’d.)
Telefonica Emisiones SAU,
Gtd. Notes
6.221%	07/03/17	Baa1	$	155	$161,044
6.421%	06/20/16	Baa1		215	226,258
Gtd. Notes, MTN
4.375%	02/02/16	Baa1	EUR	50	67,003

					10,303,742

Sweden — 1.1%
Svenska Handelsbanken AB, Sub. Notes,
MTN
6.125%(c)	03/04/09	Aa2	GBP	250	494,665
Swedish Export Credit, Bonds
5.125%	03/01/17	Aa1		400	412,388
Swedish Government,
Bonds
5.00%	01/28/09	Aaa	SEK	31,600	4,928,978
5.25%	03/15/11	Aaa	SEK	10,860	1,733,324
Telefonaktiebolaget LM Ericsson, Notes,
MTN
5.375%	06/27/17	Baa1	EUR	220	296,488
Vattenfall Treasury AB, Gtd. Notes, MTN
6.00%	04/03/09	A2	EUR	100	148,580

					8,014,423

Turkey — 2.6%
Turkey Government,
Bonds
14.00%	01/19/11	Ba3	TRY	9,530	8,182,508
16.00%	03/07/12	NR	TRY	11,100	9,895,074

					18,077,582

United Arab Emirates — 0.1%
Taqa Abu Dhabi National Energy Co.,
Sr. Notes, 144A(g)
5.62%	10/25/12	Aa2		355	360,352

United Kingdom — 4.3%
Barclays Bank PLC,
Sub. Notes
7.40%	12/15/09	Aa2		400	423,175
Sub. Notes, MTN
5.75%	03/08/11	Aa2	EUR	295	438,681
BAT International Finance PLC, Gtd. Notes,
MTN
5.375%	06/29/17	Baa1	EUR	220	309,147
British Telecommunications PLC,
Sr. Notes, MTN
5.25%	06/23/14	Baa1	EUR	260	370,750
Sr. Unsec’d. Notes
7.50%	12/07/16	Baa1	GBP	250	559,390
Credit Suisse Guernsey Ltd., Jr. Sub. Notes
5.86%(c)	12/29/49	Aa3		210	187,991
European Investment Bank, Sr. Unsub. Notes
8.75%	08/25/17	Aaa	GBP	1,000	2,565,292
HBOS PLC,
Sub. Notes, 144A(g)
5.92%(c)	09/29/49	A1		200	$174,445
6.00%	11/01/33	Aa3		180	185,703
Sub. Notes, MTN
4.375%(c)	10/30/19	Aa3	EUR	210	282,277
HSBC Bank PLC, Sub. Notes, MTN
4.25%(c)	03/18/16	Aa2	EUR	225	319,328
HSBC Holdings PLC,
Sub. Notes
6.50%	05/02/36	Aa3		150	145,826
9.875%	04/08/18	Aa3	GBP	400	919,100
Imperial Tobacco Finance PLC, Sr. Notes,
MTN
6.875%	06/13/12	Baa3	GBP	250	504,170
ITV PLC, Gtd. Notes, MTN
4.75%	10/03/11	Baa3	EUR	160	228,224
Lloyds TSB Group PLC, Bonds, 144A(g)
6.267%(c)	02/15/37	Aa3		210	190,510
MBNA Europe Funding PLC, Bank Gtd. Notes,
MTN
4.50%	01/23/09	Aaa	EUR	130	189,803
National Grid PLC, Sr. Notes, MTN
5.00%	07/02/18	Baa1	EUR	50	68,304
Nationwide Building Society, Sub. Notes
3.375%	08/17/15	NR	EUR	215	311,940
Rentokil Initial PLC, Gtd. Notes, MTN
4.625%	03/27/14	BBB(d)	EUR	200	275,704
Rolls-Royce PLC, Unsub. Notes, MTN
4.50%	03/16/11	A3	EUR	100	144,562
Royal Bank of Scotland PLC (The),
Jr. Sub. Notes, MTN
6.00%(c)	06/29/49	Aa1	GBP	400	766,383
Sub. Notes, MTN
6.00%	05/10/13	Aa1	EUR	150	225,822
SABMiller PLC, Notes, 144A(g)
6.20%	07/01/11	Baa1		300	313,848
Scottish Power UK PLC, Bonds
8.375%	02/20/17	A3	GBP	200	470,897
Standard Chartered Bank, Sub. Notes, MTN
3.625%(c)	02/03/17	A3	EUR	190	256,090
Tesco PLC, Sr. Unsub. Notes, MTN
5.50%	12/13/19	A1	GBP	400	776,262
Travelers Insurance Co. Institutional Funding
Ltd., Sec’d. Notes
5.75%	12/06/11	Aa2	GBP	250	498,862
UBS AG Jersey Branch, Sub. Notes
4.50%	09/16/19	NR	EUR	300	461,976
United Kingdom Treasury,
Bonds
4.25%	03/07/11	Aaa	GBP	1,330	2,634,902
4.25%	06/07/32	Aaa	GBP	7,745	15,118,136
8.75%	08/25/17	Aaa	GBP	2	5,269
Vodafone Group PLC, Unsec’d. Notes
5.625%	02/27/17	Baa1		195	194,172

					30,516,941

TOTAL FOREIGN BONDS
(cost $388,615,702)					413,500,069

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 14.8%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-05/01/19			$660	$648,749
4.742%(c)	07/01/35			106	106,263
5.00%	12/01/08-11/01/35			4,309	4,220,362
5.052%(c)	11/01/35			274	275,125
5.068%(c)	03/01/36			349	349,662
5.13%(c)	01/01/36			830	835,262
5.344%(c)	02/01/37			1,179	1,188,464
5.381%(c)	02/01/37			357	359,809
5.388%(c)	01/01/36			131	130,669
5.462%(c)	02/01/37			991	1,002,014
5.923%(c)	02/01/37			731	742,816
5.936%(c)	01/01/37			201	203,843
5.98%(c)	12/01/36			740	749,152
6.00%	10/01/21-10/01/32			1,962	2,006,119
6.006%(c)	11/01/36			392	396,252
6.038%(c)	10/01/36			520	526,833
6.126%(c)	10/01/36			555	562,142
6.218%(c)	08/01/36			612	616,443
6.50%	03/01/32-10/01/34			1,919	1,973,101
7.00%	10/10/30-11/01/30			23	24,086
7.189%(c)	09/01/32			18	17,877
Federal National Mortgage Assoc.
4.50%	05/01/18-06/01/37			4,060	3,952,003
4.788%(c)	11/01/35			290	290,871
5.00%	03/01/18-03/01/36			21,616	21,275,075
5.321%(c)	12/01/35			246	245,639
5.343%(c)	12/01/35			273	273,498
5.45%(c)	09/01/37			247	249,860
5.50%	01/01/17-11/01/37			28,111	28,164,194
5.521%(c)	12/01/35			406	404,375
5.54%(c)	07/01/36			720	728,856
5.541%(c)	01/01/37			44	44,817
5.697%(c)	12/01/35			122	122,994
5.797%(c)	09/01/37			292	296,450
5.984%(c)	09/01/36			237	238,846
5.99%(c)	08/01/36			467	476,387
6.00%	05/01/21-11/01/37			11,043	11,225,938
6.00%	TBA			6,450	6,548,762
6.034%(c)	12/01/36			290	294,813
6.50%	12/01/10-11/01/37			8,797	9,045,711
6.50%	TBA			1,100	1,130,593
7.00%	12/01/29-01/01/31			58	59,928
Government National Mortgage Assoc.
4.50%	12/20/35			387	367,262
5.00%	07/15/33-02/20/34			1,189	1,165,853
5.50%	11/15/34-01/15/35			563	566,873
6.50%	06/15/16-12/20/33			493	507,380
7.00%	03/15/13-12/15/13			83	86,265
7.50%	09/15/30-06/15/32			85	89,291

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(cost $103,922,940)					104,787,577

CORPORATE OBLIGATIONS — 9.1%
Advertising — 0.1%
Lamar Media Corp.,
Sr. Unsec’d. Notes
6.625%	08/15/15	Ba3		450	437,625
R.H. Donnelley Corp.,
Sr. Notes
8.875%	01/15/16	B3	$	525	$490,875

					928,500

Aerospace — 0.1%
United Technologies Corp.,
Sr. Unsec’d. Notes
5.375%	12/15/17	A2		410	413,577
5.40%	05/01/35	A2		135	125,481

					539,058

Automobile Manufacturers — 0.2%
DaimlerChrysler NA Holding Corp.,
Gtd. Notes(a)
6.50%	11/15/13	A3		285	297,826
Gtd. Notes, MTN
4.375%	03/21/13	A3	EUR	270	377,661
5.328%(c)	08/03/09	A3		180	178,775
General Motors Corp.,
Sr. Unsec’d. Notes(a)
7.20%	01/15/11	Caa1		200	184,000
7.70%	04/15/16	Caa1		300	254,250

					1,292,512

Beverages
Anheuser-Busch Cos., Inc.,
Sr. Unsub. Notes
5.50%	01/15/18	A2		45	45,940

Biotechnology
Genentech, Inc.,
Sr. Notes
4.75%	07/15/15	A1		230	226,332

Broadcasting
COX Communications, Inc.,
Unsec’d. Notes
7.125%	10/01/12	Baa3		110	117,312

Building Materials
CRH America, Inc.,
Gtd. Notes
6.00%	09/30/16	Baa1		190	185,819
Owens Corning, Inc.,
Gtd. Notes
6.50%	12/01/16	Baa3		75	68,680

					254,499

Business Services
Manpower, Inc.,
Sr. Unsec’d. Notes, MTN
4.75%	06/14/13	Baa2	EUR	150	211,712

DuPont (E.I.) de Nemours & Co.,
Sr. Unsec’d. Notes
5.60%	12/15/36	A2		285	268,306

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Computer Services & Software — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.25%	02/22/11	A1		$295	$302,451

Construction — 0.1%
D.R. Horton, Inc.,
Sr. Unsub. Notes
6.50%	04/15/16	Ba1		195	169,186
Pulte Homes, Inc.,
Gtd. Notes
5.20%	02/15/15	Ba1		305	252,284

					421,470

Consumer Products & Services — 0.2%
Aramark Corp.,
Gtd. Notes
8.411%(c)	02/01/15	B3		400	390,000
Fortune Brands, Inc.,
Sr. Unsec’d. Notes
5.125%	01/15/11	Baa2		205	204,584
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
5.20%	12/15/15	A2		135	129,898
Procter & Gamble Co.,
Sr. Unsec’d. Notes(a)
4.95%	08/15/14	Aa3		400	405,341

					1,129,823

Containers & Packaging — 0.1%
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A(g)
5.375%	04/15/08	Baa3		215	214,878
Stone Container Finance,
Gtd. Notes
7.375%	07/15/14	B3		250	235,625

					450,503

Distribution/Wholesale
3M Co.,
Sr. Unsec’d. Notes, MTN(a)
5.70%	03/15/37	Aa1		220	224,402

Diversified Operations — 0.1%
Cooper US, Inc.,
Gtd. Notes
6.10%	07/01/17	A3		210	223,855
General Electric Co.,
Sr. Unsec’d. Notes
5.25%	12/06/17	Aaa		310	309,339

					533,194

Electric – Integrated
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.50%	12/15/10	Baa1		200	199,297
Electronic Components & Equipment — 0.1%
Pacific Gas & Electric Co.,
Unsec’d. Notes
4.80%	03/01/14	A3		195	$189,581
Texas Competitive Electric Holdings Co. LLC,
Gtd. Notes, 144A(g)
10.25%	11/01/15	B3		600	594,000

					783,581

Entertainment & Leisure — 0.1%
Time Warner Entertainment Co. LP,
Debs.
7.25%	09/01/08	Baa2		275	278,691
Sr. Notes
8.375%	07/15/33	Baa2		185	222,852

					501,543

Farming & Agriculture — 0.1%
Bunge NA Finance LP,
Gtd. Notes
5.90%	04/01/17	Baa2		315	303,730
Cargill, Inc.,
Notes, 144A(g)
3.625%	03/04/09	A2		460	453,259

					756,989

Financial – Bank & Trust — 1.1%
BAC Capital Trust VI,
Bank Gtd. Notes
5.625%	03/08/35	Aa2		340	293,499
Bank of America Corp.,
Sr. Notes(a)
6.00%	09/01/17	Aa1		635	648,762
Sr. Notes, MTN
6.125%	12/16/10	Aa1	GBP	215	433,197
Sr. Unsub. Notes
4.625%	02/18/14	Aa1	EUR	250	354,049
Sub. Notes
5.75%	08/15/16	Aa2		245	245,437
Bank One Corp.,
Sub. Notes(a)
5.25%	01/30/13	Aa3		285	284,162
BB&T Capital Trust II,
Bank Gtd. Notes
6.75%	06/07/36	A1		300	292,149
Capital One Capital IV,
Gtd. Notes
6.745%(c)	02/17/37	Baa1		350	260,269
Fannie Mae,
Notes
4.375%	10/15/15	Aaa		800	806,582
FIA Card Services NA,
Notes
4.625%	08/03/09	Aaa		175	174,947
Sub. Notes
7.125%	11/15/12	Aa1		80	86,916

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial – Bank & Trust (cont’d.)
Freddie Mac,
Notes
6.00%	06/15/11	Aaa	$	1,125	$1,208,738
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.375%	03/15/17	A2		240	231,912
International Lease Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.45%	03/24/11	A1		575	579,454
Kinder Morgan Finance Co. ULC,
Gtd. Notes
5.70%	01/05/16	Ba2		300	271,560
Northern Trust Corp.,
Sr. Unsec’d. Notes
5.30%	08/29/11	A1		171	174,494
Sub. Notes
4.60%	02/01/13	A1		155	152,402
PNC Funding Corp.,
Bank Gtd. Notes
5.625%	02/01/17	A2		195	189,785
Sovereign Capital Trust VI,
Gtd. Notes
7.908%	06/13/36	Baa1		200	193,330
Wachovia Corp.,
Sr. Unsub. Notes
4.375%	08/01/16	Aa3	EUR	250	326,611
Wells Fargo & Co.,
Sr. Unsec’d. Notes
4.875%	01/12/11	Aa1		270	273,630
Wells Fargo Bank NA,
Sub. Notes
4.75%	02/09/15	Aa1		300	286,535

					7,768,420

Financial – Brokerage — 0.2%
Goldman Sachs Group, Inc. (The),
Sr. Sub. Notes
6.75%	10/01/37	A1		1,040	1,018,969
Jefferies Group, Inc.,
Debs.
5.875%	06/08/14	Baa1		126	126,734
Sr. Unsec’d. Notes
6.25%	01/15/36	Baa1		250	223,467

					1,369,170

Financial Services — 2.0%
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	10/13/09	Aa3	EUR	210	301,684
American General Finance Corp.,
Gtd. Notes, 144A(g)
6.00%(c)	01/15/47	A3		120	108,822
Sr. Unsec’d. Notes, MTN
5.40%	12/01/15	A1		355	327,374
Caterpillar Financial Service Corp.,
Sr. Unsec’d. Notes, MTN
5.85%	09/01/17	A2		175	180,004
CIT Group, Inc.,
Sr. Notes, MTN
4.25%	09/22/11	A2	EUR	75	$96,083
Sr. Unsec’d. Notes
7.625%	11/30/12	A2		181	183,463
Citigroup, Inc.,
Sr. Sub. Notes
5.00%	09/15/14	A1	515		490,715
Sr. Unsec’d. Notes
3.875%	05/21/10	Aa3	EUR	220	313,801
5.50%	08/27/12(a)	Aa3		230	234,564
5.85%	07/02/13(a)	Aa3		540	555,929
Sr. Unsec’d. Notes, MTN
3.50%	08/05/15	Aa3	EUR	160	205,218
Sub. Notes
4.75%(c)	02/10/19	A1	EUR	150	203,377
Countrywide Home Loan, Inc.,
Gtd. Notes, MTN
4.125%	09/15/09	Baa3		400	293,408
Credit Suisse USA, Inc.,
Gtd. Notes
5.50%	08/16/11	Aa1		205	210,642
Erac USA Finance Co.,
Bonds, 144A(g)
5.60%	05/01/15	Baa2		405	385,113
First Data Corp.,
Gtd. Notes, 144A(g)
9.875%	09/24/15	B3		600	558,000
Ford Motor Credit Co. LLC,
Sr. Notes
5.80%	01/12/09	B1		385	365,440
Franklin Resources, Inc.,
Notes
3.70%	04/15/08	A1		80	79,810
Freddie Mac,
Notes
5.00%	07/15/14	Aaa		600	629,816
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.625%	09/15/17	Aaa		375	384,741
6.00%	06/15/12	Aaa		1,485	1,556,782
Sub. Notes
4.625%(c)	09/15/46	Aa1	EUR	250	326,725
GMAC LLC,
Unsub. Notes, MTN
5.75%	09/27/10	Ba3	EUR	130	162,604
Goldman Sachs Group, Inc. (The),
Bonds
3.75%	02/04/13	Aa3	EUR	200	268,952
Gtd. Notes
6.345%	02/15/34	A1		205	185,140
HBOS PLC,
Sub. Notes, 144A (United Kingdom)(g)
6.05%(c)	11/23/11	Aa3	EUR	200	289,334
International Lease Finance Corp.,
Sr. Unsec’d. Notes, MTN
4.125%	10/09/08	A1	EUR	180	261,453
5.30%	05/01/12	A1		210	209,580

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
John Deere Capital Corp.,
Notes, MTN
5.50%	04/13/17	A2		$155	$156,219
Sr. Unsec’d Notes, MTN
4.95%	12/17/12	A2		515	515,708
JPMorgan Chase & Co.,
Sub. Notes, MTN
4.375%(c)	11/12/19	Aa3	EUR	400	528,490
JPMorgan Chase Capital XXII,
Gtd. Notes
6.45%	02/02/37	Aa3		195	173,587
Lehman Brothers Holdings, Inc.,
Notes, MTN
6.375%	05/10/11	A1	EUR	300	442,097
Sub. Notes, MTN
4.625%(c)	03/14/19	A2	EUR	300	380,241
6.75%	12/28/17	A2		80	82,456
Mangrove Bay Pass-Through Trust,
Notes, 144A(g)
6.102%(c)	07/15/33	Baa2		115	103,260
Mellon Funding Corp.,
Gtd. Notes
6.375%	11/08/11	Aa2	GBP	500	1,019,568
Merrill Lynch & Co.,
Sr. Unsub. Notes, MTN
4.625%	10/02/13	A1	EUR	200	269,866
Morgan Stanley,
Sr. Notes, MTN
5.125%	11/30/15	Aa3	GBP	150	272,037
MUFG Capital Finance 1 Ltd.,
Bank Gtd. Notes
6.346%(c)	07/29/49	A2		120	113,656
New York Life Global Funding,
Notes, MTN
4.375%	01/19/17	Aaa	EUR	250	346,869
SLM Corp.,
Notes
3.88%(c)	04/01/09	Baa1		155	143,375
US Bancorp,
Sr. Notes, MTN
4.50%	07/29/10	Aa2		380	383,291

					14,299,294

Food
Wrigley, (Wm., Jr.) Co.,
Sr. Unsec’d. Notes
4.65%	07/15/15	A1		80	77,013

Healthcare Services — 0.1%
Highmark, Inc.,
Notes, 144A(g)
6.80%	08/15/13	Baa2		185	202,736
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
5.375%	03/15/16	Baa1		335	328,347
WellPoint, Inc.,
Sr. Unsub. Notes
5.00%	01/15/11	Baa1		200	200,289

					731,372

Home Builders — 0.1%
Centex Corp.,
Sr. Unsec’d. Notes
5.45%	08/15/12	Ba1		280	246,276
Lennar Corp.,
Gtd. Notes
5.60%	05/31/15	Ba1		330	251,467
MDC Holdings, Inc.,
Gtd. Notes
5.50%	05/15/13	Baa3		350	334,831
NVR, Inc.,
Sr. Unsec’d. Notes
5.00%	06/15/10	Baa3		130	130,385

					962,959

Hotels & Motels — 0.1%
Harrahs Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3		290	269,700
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2		150	138,808

					408,508

Industrial Products
Enbridge, Inc.,
Sr. Unsec’d. Notes
5.60%	04/01/17	Baa1		200	193,899

Insurance — 0.4%
Ace INA Holdings, Inc.,
Gtd. Notes
5.70%	02/15/17	A3		235	232,884
5.875%	06/15/14	A3		155	158,748
American International Group, Inc.,
Jr. Sub. Notes
4.875%(c)	03/15/47	Aa3		EUR 300	382,401
Fund American Cos., Inc.,
Gtd. Notes
5.875%	05/15/13	Baa2		200	200,432
Genworth Financial, Inc.,
Jr.Sub. Notes
6.15%(c)	11/15/46	A3		114	103,575
Unsec’d. Notes
5.75%(c)	06/15/14	A2		360	361,309
MetLife, Inc.,
Sr. Unsec’d. Notes
6.125%	12/01/11	A2		450	466,634
Nationwide Mutual Insurance Co.,
Bonds, 144A(g)
6.60%	04/15/34	A2		115	113,432

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Insurance (cont’d.)
NLV Financial Corp.,
Sr. Notes, 144A(g)
7.50%	08/15/33	Baa2		$145	$154,419
Principal Financial Group, Inc.,
Gtd. Notes
6.05%	10/15/36	A2		175	166,530
Security Benefit Life Insurance Co.,
Notes, 144A(g)
7.45%	10/01/33	Baa2		95	99,330
Sun Life Financial Global Funding LP,
Notes, 144A(g)
5.08% (c)	10/06/13	Aa3		285	285,580
Torchmark Corp.,
Sr. Unsec’d. Notes
6.375%	06/15/16	Baa1		185	191,020
Willis North America, Inc.,
Gtd. Notes
6.20%	03/28/17	Baa2		150	149,670

					3,065,964

Media — 0.4%
Comcast Corp.,
Gtd. Notes
5.875%	02/15/18	Baa2		260	259,217
6.95%	08/15/37	Baa2		100	107,927
Idearc, Inc.,
Gtd. Notes
8.00%	11/15/16	B2		425	389,937
News America, Inc.,
Gtd. Notes
6.15%	03/01/37	Baa2		275	265,647
6.40%	12/15/35	Baa2		300	303,494
Notes, 144A(g)
6.65%	11/15/37	Baa2		300	309,443
Sinclair Broadcasting Group, Inc.,
Gtd. Notes
8.00%	03/15/12	Ba3		198	201,713
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12	Baa2		250	250,502
Time Warner, Inc.,
Gtd. Notes
5.50%	11/15/11	Baa2		190	190,779
Viacom, Inc.,
Sr. Notes
6.25%	04/30/16	Baa3		190	191,153
Sr. Unsec’d. Notes
6.125%	10/05/17	Baa3		95	94,996

					2,564,808

Medical Supplies & Equipment — 0.1%
Eli Lilly & Co.,
Unsub. Notes
5.55%	03/15/37	Aa3		200	193,748
Johnson & Johnson,
Sr. Unsub. Notes
4.75%	11/06/19	NR	EUR	50	71,297
Medtronic, Inc.,
Sr. Notes
4.75%	09/15/15	A1		$370	357,038
Wyeth,
Notes(a)
5.95%	04/01/37	A3		195	195,518

					817,601

Metals & Mining — 0.2%
BHP Billiton Finance Ltd.,
Gtd. Notes
5.40%	03/29/17	A1		180	173,122
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Ba3		500	536,250
Vale Overseas Ltd.,
Gtd. Notes
6.25%	01/23/17	Baa3		290	290,900

					1,000,272

Office Equipment
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2		85	86,412

Oil & Gas — 0.8%
Amerada Hess Corp.,
Unsec’d., Notes
7.875%	10/01/29	Baa3		130	153,870
Atmos Energy Corp.,
Sr. Unsub. Notes
4.00%	10/15/09	Baa3		250	246,339
Baker Hughes, Inc.,
Sr. Notes
6.875%	01/15/29	A2		300	325,091
Boardwalk Pipelines LLC,
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2		60	59,449
Chesapeake Energy Corp.,
Gtd. Notes
6.50%	08/15/17	Ba3		450	434,250
ConocoPhillips,
Gtd. Notes
5.90%	10/15/32	A1		255	261,015
Devon Financing Corp. ULC.,
Gtd. Notes
6.875%	09/30/11	Baa1		235	251,659
7.875%	09/30/31	Baa1		130	157,229
Diamond Offshore Drilling, Inc.,
Sr. Unsub. Notes
4.875%	07/01/15	Baa1		170	166,353
5.15%	09/01/14	Baa1		115	111,689
Enterprise Products Operating LP,
Gtd. Notes
4.95%	06/01/10	Baa3		215	215,143
6.30%	09/15/17	Baa3		115	117,663
SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas (cont’d.)
EOG Resources, Inc.,
Sr. Unsec’d. Notes
5.875%	09/15/17	A3		$150	$153,784
Halliburton Co.,
Sr. Unsec’d. Notes
5.50%	10/15/10	A2		380	390,622
Marathon Oil Corp.,
Unsub. Notes
6.60%	10/01/37	Baa1		85	88,631
Panhandle Eastern Pipe Line Co.,
Sr. Notes
4.80%	08/15/08	Baa3		90	89,585
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1		265	262,501
6.25%	08/05/13	Baa1	EUR	300	450,638
Gtd. Notes, 144A(g)
6.291%(c)	06/15/10	Baa1		195	197,730
Praxair, Inc.,
Bonds
5.20%	03/15/17	A2		200	199,118
Southern Natural Gas Co.,
Notes
5.90%	04/01/17	Baa3		60	59,014
Sunoco, Inc.,
Sr. Notes
5.75%	01/15/17	Baa2		190	188,809
Transocean, Inc.,
Sr. Unsec’d. Notes
5.25%	03/15/13	Baa2		125	125,277
Valero Energy Corp.,
Sr. Notes
6.125%	06/15/17	Baa3		385	391,262
Williams Cos., Inc.,
Sr. Unsec’d. Notes
8.125%	03/15/12	Baa3		450	489,937
XTO Energy, Inc.,
Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2		195	196,385
6.75%	08/04/37	Baa2		90	96,537

					5,879,580

Paper & Forest Products — 0.1%
Georgia-Pacific Corp.,
Gtd. Notes, 144A(g)
7.125%	01/15/17	Ba3		450	437,625

Pharmaceuticals — 0.1%
Cardinal Health, Inc.,
Sr. Unsec’d. Notes, 144A(g)
5.499%(c)	10/02/09	Baa2		205	205,330
Teva Pharmaceutical Finance LLC,
Gtd. Notes
5.55%	02/01/16	Baa2		240	237,165

					442,495

Pipelines
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes, 144A(g)
5.95%	04/15/17	Baa3		60	59,221

Railroads — 0.1%
Norfolk Southern Corp.,
Sr. Notes
6.00%	04/30/08	Baa1		295	296,036

Real Estate
ERP Operating LP,
Notes
5.25%	09/15/14	Baa1		150	142,921
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2		85	82,139

					225,060

Real Estate Investment Trust — 0.1%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.125%	11/01/12	Baa1		185	189,631
Federal Realty Investment Trust,
Notes
6.00%	07/15/12	Baa1		110	112,899
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2		190	177,343
Simon Property Group LP,
Unsub. Notes
5.75%	12/01/15	A3		285	276,807

					756,680

Restaurants
McDonald’s
Sr. Unsec’d. Notes(a)
5.30%	03/15/17	A3		195	194,423

Retail & Merchandising — 0.4%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
5.30%	03/15/12	A2		180	184,747
GSC Holdings Corp.,
Gtd. Notes
8.00%	10/01/12	Ba3		225	234,281
Hasbro, Inc.,
Sr. Unsec’d. Notes
6.30%	09/15/17	Baa2		115	117,666
Home Depot, Inc.,
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1		210	198,964
JC Penney Corp., Inc.,
Unsub. Notes
9.00%	08/01/12	Baa3		180	202,382
Kroger Co. (The),
Gtd. Notes
8.05%	02/01/10	Baa2		220	234,210

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount		Value
Rate	Date	(Unaudited)	(000)#		(Note 2)

CORPORATE OBLIGATIONS (Continued)
Retail & Merchandising (cont’d.)
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.35%	03/15/12	Baa2		$140	$136,402
Polo Ralph Lauren Corp.,
Bonds
4.50%	10/04/13	Baa1	EUR	70	94,783
Target Corp.,
Notes
5.875%	07/15/16	A2		405	407,574
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.75%	01/29/13	Aa2	GBP	500	969,514

					2,780,523

Semiconductors
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.15%	06/15/12	Baa1		105	107,035

Software
Dun & Bradstreet Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/11	A-(d)		155	159,951

Telecommunications — 0.6%
America Movil SAB de CV,
Gtd. Notes
5.625%	11/15/17	A3		315	307,785
AT&T Broadband Corp.,
Gtd. Notes
8.375%	03/15/13	Baa2		300	336,565
AT&T Corp.,
Sr. Unsec’d. Notes
7.30%	11/15/11	A2		105	113,864
AT&T, Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/13	A2	EUR	250	349,800
5.625%	06/15/16	A2		590	596,735
6.45%	06/15/34	A2		445	458,648
British Telecommunications PLC,
Sr. Unsec’d. Notes
5.15%	01/15/13	Baa1		270	269,416
Rogers Wireless, Inc.,
Sec’d. Notes
6.375%	03/01/14	Baa3		450	463,571
SBC Communications,
Sr. Unsec’d. Notes
5.30%	11/15/10	A2		600	610,663
Sprint Capital Corp.,
Gtd. Notes
6.90%	05/01/19	Baa3		305	303,565
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3		180	211,115

					4,021,727

Transportation — 0.1%
Burlington North Santa Fe Corp.,
Unsec’d. Notes
5.65%	05/01/17	Baa1		396	393,700
6.15%	05/01/37	Baa1		327	317,889
Canadian National Railway Co.,
Debs.
6.375%	11/15/37	A3		70	71,631

					783,220

Utilities — 0.8%
Alabama Power Co.,
Sr. Unsec’d. Notes
5.22%(c)	08/25/09	A2		125	124,985
Appalachian Power Co.,
Sr. Unsub. Notes
6.375%	04/01/36	Baa2		170	165,916
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2		290	291,266
Black Hills Corp.,
Sr. Unsub. Notes
6.50%	05/15/13	Baa3		190	190,357
Centerpoint Energy, Inc.,
Sr. Notes
7.25%	09/01/10	Ba1		190	201,335
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	Baa1		170	174,493
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2		290	271,120
Florida Power & Light Co.,
First Mortgage
6.20%	06/01/36	Aa3		115	120,339
Florida Power Corp.,
First Mortgage
6.35%	09/15/37	A2		235	247,595
Illinois Power Co.,
Sec’d. Notes, 144A(g)
6.125%	11/15/17	Baa3		80	80,824
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
5.65%	06/01/17	Baa2		500	489,843
Midamerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1		210	209,500
Monongahela Power Co.,
First Mortgage, 144A(g)
5.70%	03/15/17	Baa2		245	241,809
National Gas Co. of Trinidad & Tobago Ltd.,
Notes, 144A(g)
6.05%	01/15/36	A3		155	147,351
NRG Energy, Inc.,
Gtd. Notes
7.25%	02/01/14	B1		175	170,625
7.375%	02/01/16	B1		365	355,875

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
Pacificorp,
First Mortgage
6.25%	10/15/37	A3	$90	$92,942
Progress Energy, Inc.,
Sr. Unsec’d. Notes
5.625%	01/15/16	Baa2	190	189,887
Public Service Co. of New Mexico,
Sr. Notes
4.40%	09/15/08	Baa2	255	253,329
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
5.70%	12/01/36	A3	285	274,750
Southern Co.,
Sr.Unsub. Notes
5.30%	01/15/12	A3	100	101,814
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa2	230	225,027
Union Electric Co.,
Sec’d. Notes
5.40%	02/01/16	A3	300	295,481
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
6.00%	05/15/37	Baa1	210	205,389
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	Baa2	170	170,829
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa2	145	135,629

				5,428,310

TOTAL CORPORATE OBLIGATIONS
(cost $64,313,357)				64,105,002

U.S. TREASURY OBLIGATIONS — 6.9%
U.S. Treasury Bonds
4.25%	11/15/14		7,120	7,345,284
4.75%	02/15/37		3,110	3,254,808
5.50%	08/15/28		3,120	3,532,913
8.00%	11/15/21		535	732,198
U.S. Treasury Inflationary Bonds, TIPS
2.00%	07/15/14		2,330	2,668,393
U.S. Treasury Notes
2.625%	05/15/08		685	683,234
4.00%	11/15/12(a)(k)		11,380	11,686,725
4.25%	11/15/17		40	40,697
4.625%	02/29/12		2,600	2,728,375
4.75%	05/15/14		1,275	1,355,783
4.75%	08/15/17(a)		10,625	11,221,827
4.875%	02/15/12		3,425	3,633,175

TOTAL U.S. TREASURY OBLIGATIONS
(cost $47,611,404)				48,883,412

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.5%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957%	04/15/37	Baa2	260	257,208
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	500	494,348
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	670	661,775
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2(c)
4.096%	02/25/34	AAA(d)	184	182,355
Series 2004-D, Class 2A2
4.196%	05/25/34	AAA(d)	88	87,453
Series 2004-H, Class 2A2
4.747%	09/25/34	Aaa	96	95,983
Series 2004-I, Class 3A2
4.874%	10/25/34	Aaa	95	94,693
Series 2005-J, Class 2A1
5.087%	11/25/35	Aaa	633	631,875
Series 2005-J, Class 3A1
5.259%	11/25/35	Aaa	273	268,447
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83%	08/15/38	AAA(d)	935	933,761
Series 2005-PW10, Class A1
5.085%	12/11/40	AAA(d)	743	743,517
Series 2005-PWR8, Class A4
4.674%	06/11/41	Aaa	425	406,133
Series 2005-PWR9, Class AAB
4.804%	09/15/42	Aaa	600	590,068
Series 2005-T18, Class A1
4.274%(c)	02/13/42	Aaa	415	410,510
Series 2006-PW12, Class A4
5.895%(c)	09/11/38	Aaa	750	774,661
Series 2006-PW13, Class AAB
5.53%	09/11/41	AAA(d)	1,150	1,163,974
Series 2007-PW15, Class AAB
5.315%	02/11/44	Aaa	500	499,059
Series 2007-PW17, Class A1
5.282%	06/15/37	AAA(d)	903	906,080
Citigroup / Deutsche Bank Commercial
Mortgage Trust,
Series 2005-CD1, Class A4
5.225%(c)	07/15/44	Aaa	575	573,323
Series 2006-CD3, Class AAB
5.608%	10/15/48	Aaa	475	482,198
Series 2007-CD4, Class ASB
5.278%	12/11/49	Aaa	625	623,196
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
6.01%(c)	12/10/49	Aaa	700	725,419
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	1,325	1,328,549
DLJ Commercial Mortgage Corp.,
Series 1999-CG2, Class A1B
7.30%(c)	06/10/32	Aaa	426	438,016

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	$550	$578,058
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	486	486,946
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A2
4.305%	08/10/42	Aaa	950	938,214
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	325	318,675
JPMorgan Chase Commercial Mortgage Corp.,
Series 2005-LDP5, Class A4
5.345%(c)	12/15/44	Aaa	1,300	1,294,581
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	248	250,990
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	426	442,050
Series 2005-LPD4, Class ASB
4.824%(c)	10/15/42	Aaa	950	933,109
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	825	834,541
Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	950	952,999
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636%	11/15/27	Aaa	655	649,133
Series 2005-C1, Class A4
4.742%	02/15/30	Aaa	750	719,782
Series 2006-C1, Class A4
5.156%	02/15/31	AAA(d)	1,050	1,038,177
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-0, Class 5A1
4.802%(c)	01/25/34	AAA(d)	406	395,616
Series 2005-AR2, Class 2A2
4.546%(c)	03/25/35	Aaa	149	147,402
Series 2006-AR12, Class 1A1
6.025%(c)	09/25/36	Aaa	774	774,699
Series 2006-AR16, Class A1
5.666%(c)	10/25/36	Aaa	629	632,560

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $24,907,422)				24,760,133

ASSET-BACKED SECURITIES — 2.9%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%	01/06/14	Aaa	560	570,157
Bank of America Credit Card Trust,
Series 2006-A9, Class A9
5.038%(c)	02/15/13	Aaa	1,150	1,141,935
Series 2007-C1, Class C1
5.318%(c)	06/16/14	Baa2	1,000	926,406
BankBoston Home Equity Loan Trust,
Series 1998-1, Class A6
6.35%	02/25/13	Aaa	26	25,635
Capital Auto Receivables Asset Trust,
Series 2006-SN1, Class A4A, 144A(g)
5.32%	03/20/10	AAA(d)	1,175	1,181,345
Series 2006-SN1A, Class B, 144A(g)
5.50%	04/20/10	AA(d)	170	171,375
Capital One Multi-Asset Execution Trust,
Series 2007-C2, Class C2
5.328%(c)	11/17/14	Baa2	1,000	923,281
Series 2007-C3, Class C3
5.318%(c)	04/15/13	Baa2	395	376,149
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%	09/15/15	Aaa	275	286,114
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	Aa2	21	18,583
Series 2003-1, Class 1A6
4.458%	03/25/14	Aaa	413	404,791
Citibank Credit Card Issuance Trust,
Series 2006-A2, Class A2
4.85%	02/10/11	Aaa	975	980,771
Series 2007-A5, Class A5
5.50%	06/22/12	Aaa	1,050	1,079,079
CNH Equipment Trust,
Series 2007-A, Class B
5.09%	06/16/14	A3	285	278,287
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42%	03/01/15	Aaa	425	449,147
Federal Home Loan Mortgage Corp.,
Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	258	20,259
Series 2627, Class IE, IO(g)
4.50%	04/15/18	Aaa	79	6,862
Series 2631, Class KI, IO(g)
4.50%	01/15/15	Aaa	170	6,191
Series 2686, Class JG
5.50%	04/15/28	Aaa	925	934,598
Series 3195, Class PN
6.50%	08/15/30	Aaa	735	756,880
Series R003, Class VA
5.50%	08/15/16	Aaa	632	645,030
Federal National Mortgage Assoc.,
Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	30	6,905
Series 2002-74, Class PJ
5.00%	03/25/15	Aaa	367	366,217
Series 2003-40, Class NI, IO(g)
5.50%	04/01/33	Aaa	52	2,303
Series 2003-92, Class NM
3.50%	04/25/13	Aaa	105	104,634
Series 2004-21, Series AC
4.00%	05/25/16	Aaa	596	587,411
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	503	506,460
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08%	09/17/12	Aaa	295	299,149
Series 2007-3, Class C
5.328%(c)	06/15/13	Baa2	525	505,460
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4, 144A(g)
4.51%	12/22/14	Aaa	475	475,445

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26%	11/15/12	Aaa	$900	$908,645
Series 2007-A, Class A3A
5.04%	01/17/12	Aaa	350	351,649
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A(g)
5.737%	04/20/28	Aaa	538	544,164
Series 2006-2A, Class A, 144A
5.362%	10/20/28	Aaa	161	163,281
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10%	10/15/12	Aaa	1,075	1,072,810
Series 2006-C3, Class C3
5.318%(c)	10/15/13	Baa2	210	197,448
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52%	12/31/10	Aaa	475	503,607
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61%	06/15/15	Aaa	500	535,125
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%	11/12/12	Aaa	800	813,423
USAA Auto Owner Trust,
Series 2007-1, Class A4
5.55%	02/15/13	Aaa	800	817,092
Series 2007-2, Class A3
4.90%	02/15/12	Aaa	925	931,123

TOTAL ASSET-BACKED SECURITIES
(cost $20,905,110)				20,875,226

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
Federal Home Loan Bank
5.125%	08/14/13		925	975,023
5.60%	06/28/11		105	111,513
Federal Home Loan Mortgage Corp.
5.125%	02/27/09		490	496,725
5.50%	03/01/18		29	29,297
5.50%	11/01/18		27	26,922
5.50%	12/01/18		432	436,986
5.50%	08/01/20		426	431,338
5.50%	09/01/20		780	789,585
Federal National Mortgage Assoc.
3.25%	08/15/08		210	208,627
4.375%	09/15/12		1,050	1,071,411
4.50%	02/15/11		2,000	2,052,132
4.50%	05/01/19		511	502,301
4.50%	09/01/34		547	518,013
4.625%	10/15/14		1,500	1,539,652
4.875%	12/15/16		340	349,513
5.50%	08/01/19		542	548,770
6.00%	05/15/11		2,750	2,951,041
6.00%	03/01/33		70	70,598

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $12,772,185)				13,109,447

SOVEREIGN ISSUES — 0.5%
Argentina Bonos, Bonds
2.00%(c)	09/30/14	B+(d)	2,714	827,002
Jamaica Government International Bond, Unsec’d Notes
10.625%	06/20/17	B1	1,295	1,550,763
Mexico Government International Bond, Unsub.Notes, MTN
6.375%	01/16/13	Baa1	270	287,145
Russian Ministry of Finance, Debs.
3.00%	05/14/11	Baa2	690	638,345
South Africa Government International Bond, Notes
6.50%	06/02/14	Baa1	500	528,750

TOTAL SOVEREIGN ISSUES
(cost $4,038,458)				3,832,005

MUNICIPAL BONDS — 0.2%
California
California State Variable Purpose, Revenue Bonds
5.25%	04/01/34	A1	105	116,098

Georgia — 0.1%
State of Georgia, General Obligation Bonds
5.00%	07/01/19	Aaa	270	295,615

Kansas
Kansas State Development Finance Authority, Revenue Bonds
5.501%	05/01/34	Aaa	125	124,784

Maryland — 0.1%
County of Baltimore, General Obligation Bonds
5.00%	02/01/38	Aaa	235	247,344
State of Maryland, General Obligation Bonds
5.00%	08/01/19	Aaa	385	421,783

				669,127

New York
New York City Housing Development Corp., Revenue Bonds
6.42%	11/01/27	Aa2	185	191,074

West Virgina
Tobacco Settlement Finance Authority of West Virginia, Revenue Bond
7.467%	06/01/47	Baa3	265	254,506

TOTAL MUNICIPAL BONDS
(cost $1,630,224)				1,651,204

			Shares

PREFERRED STOCKS
Federal National Mortgage Assoc., 8.25% Perpetual Series
(cost $185,000)			7	190,550

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
WARRANT*	Units	(Note 2)

Republic of Venezuela, expiring on 04/15/2020 (Venezuela)(g)	1,250	$—

TOTAL LONG-TERM INVESTMENTS
(cost $668,901,802)		695,694,625

	Shares

SHORT-TERM INVESTMENTS — 7.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.4%
Dryden Core Investment Fund Taxable Money Market Series (cost $38,572,390; includes $22,769,031 of cash collateral for securities on loan)(b)(w) (Note 4)	38,572,390	38,572,390

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#

FOREIGN TREASURY BILLS — 2.0%
Egypt Treasury Bills (Egypt)(n)
7.38%	05/20/08	EGP	$42,000	7,413,623
7.46%	04/22/08	EGP	13,500	2,395,677
8.64%	04/15/08	EGP	22,800	4,051,818

TOTAL FOREIGN TREASURY BILLS
(cost $13,703,395)				13,861,118

TOTAL SHORT-TERM INVESTMENTS
(cost $52,275,785)				52,433,508

TOTAL INVESTMENTS(o) — 105.6%
(cost $721,177,587;Note 6)				748,128,133
Liabilities in excess of other assets(x) — (5.6)%				(39,610,110)

NET ASSETS — 100.0%				$708,518,023

The following abbreviations are used in portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

IO	Interest Only
MTN	Medium Term Note
TIPS	Treasury Inflation Protected Securities
AED	United Arab Emirates
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Denmark Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLZ	Polish Zloty
QAR	Qatari Riyal
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $22,241,001; cash collateral of $22,769,031 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2007, 1 security representing $0 and 0.0% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Liabilites in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts as follows:

Futures contracts open at December 31, 2007:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2007	(Depreciation)

Long Positions:
115	2 Year Euro-Schatz	Mar 08	$17,478,580	$17,377,699	$(100,881)
36	5 Year U.S.
	Treasury
	Bond	Mar 08	3,976,875	3,970,125	(6,750)
15	20 Year U.S.
	Treasury
	Bonds	Mar 08	1,754,766	1,745,625	(9,141)

					$(116,772)

Short Positions:
25	5 Year Euro-.
	Bobl	Mar 08	3,997,069	3,945,349	$51,720
89	10 Year
	Canadian
	Bond	Mar 08	10,300,922	10,363,119	(62,197)

					(10,477)

					$(127,249)

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007:
		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation )

Australian Dollar,
Expiring 02/14/08	AUD	111	$97,000	$96,875	$(125)
British Pound,
Expiring 02/14/08	GBP	3,159	6,455,256	6,279,546	(175,710)
Canadian Dollar,
Expiring 02/14/08	CAD	4,480	4,594,493	4,541,530	(52,963)
Chinese Yuan,
Expiring 02/14/08	CNY	16,154	2,194,000	2,227,766	33,766
Expiring 06/16/08	CNY	43,863	6,024,000	6,223,899	199,899
Expiring 07/23/08	CNY	43,794	6,088,000	6,268,820	180,820
Expiring 09/25/08	CNY	47,890	6,749,000	6,958,565	209,565
Expiring 12/08/08	CNY	96,965	14,274,000	14,339,253	65,253
Danish Krone,
Expiring 02/14/08	DKK	10,245	2,017,318	2,010,039	(7,279)
Euro,
Expiring 02/14/08	EUR	25,523	37,593,373	37,341,053	(252,320)
Indian Rupee,
Expiring 02/14/08	INR	569,274	14,412,000	14,407,440	(4,560)
Indonesian Rupiah
Expiring 01/22/08	IDR	56,526,846	6,213,000	6,012,897	(200,103)
Expiring 02/14/08	IDR	40,953,080	4,366,000	4,351,156	(14,844)
Japanese Yen,
Expiring 02/14/08	JPY	3,387,759	30,949,065	30,477,246	(471,819)
Korean Won,
Expiring 02/14/08	KRW	7,971,783	8,758,000	8,544,706	(213,294)
Kuwaiti Dinar,
Expiring 12/04/08	KWD	946	3,500,000	3,479,056	(20,944)
Expiring 12/15/08	KWD	1,000	3,704,000	3,680,115	(23,885)
Malaysian Ringgit,
Expiring 02/14/08	MYR	40,008	11,921,000	12,113,383	192,383
Mexican Peso,
Expiring 02/14/08	MXN	6,243	568,000	570,242	2,242
Norwegian Krone,
Expiring 02/14/08	NOK	83,714	15,301,537	15,398,372	96,835
Polish Zloty,
Expiring 02/14/08	PLZ	30,543	12,190,645	12,407,401	216,756
Qatari Riyal,
Expiring 02/14/08	QAR	12,816	3,582,000	3,553,315	(28,685)
Russian Ruble,
Expiring 02/14/08	RUB	352,158	14,358,000	14,347,344	(10,656)
Singapore Dollar,
Expiring 02/14/08	SGD	32,735	22,762,614	22,814,396	51,782
South African Rand,
Expiring 02/14/08	ZAR	474	69,702	68,802	(900)
Swedish Krona,
Expiring 02/14/08	SEK	56,558	8,941,657	8,754,417	(187,240)
Taiwan Dollar,
Expiring 02/14/08	TWD	104,600	3,274,000	3,247,247	(26,753)
Expiring 04/07/08	TWD	223,141	6,964,000	6,968,207	4,207
Expiring 11/17/08	TWD	219,195	7,012,000	6,963,291	(48,709)
United Arab Emerates,
Expiring 12/04/08	AED	12,422	3,500,000	3,463,734	(36,266)
Expiring 12/15/08	AED	13,145	3,675,000	3,667,522	(7,478)

			$272,108,660	$271,577,635	$(531,025)

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Receivable	Value	(Depreciation )

Australian Dollar,
Expiring 02/14/08	AUD	456	$404,053	$399,739	$4,314
Brazilian Real,
Expiring 02/14/08	BRL	11,022	6,277,000	6,149,614	127,386
Expiring 03/19/08	BRL	12,136	6,612,000	6,742,807	(130,807)
British Pound,
Expiring 02/14/08	GBP	445	909,498	885,314	24,184
Chinese Yuan,
Expiring 02/14/08	CNY	16,154	2,211,420	2,227,766	(16,346)
Expiring 06/16/08	CNY	43,863	6,115,829	6,223,898	(108,069)
Expiring 07/23/08	CNY	43,794	6,142,252	6,268,820	(126,568)
Expiring 09/25/08	CNY	47,890	6,985,181	6,958,564	26,617
Euro,
Expiring 02/14/08	EUR	25,992	37,921,664	38,032,533	(110,869)
Indian Rupee,
Expiring 02/14/08	INR	283,304	7,072,000	7,169,992	(97,992)
Indonesian Rupiah
Expiring 01/22/08	IDR	56,526,846	6,080,196	6,012,897	67,299
Expiring 02/14/08	IDR	40,953,080	4,394,107	4,351,156	42,951
Japanese Yen,
Expiring 02/14/08	JPY	415,384	3,804,456	3,735,369	69,087
Malaysian Ringgit,
Expiring 02/14/08	MYR	22,126	6,588,000	6,699,051	(111,051)
Mexican Peso,
Expiring 02/14/08	MXN	96,959	8,804,691	8,856,253	(51,562)
Norwegian Krone,
Expiring 02/14/08	NOK	38,983	7,073,824	7,170,576	(96,752)
Singapore Dollar,
Expiring 02/14/08	SGD	435	303,000	303,185	(185)
Turkish Lira,
Expiring 02/14/08	TRY	21,481	17,558,982	18,059,732	(500,750)

			$135,258,153	$136,247,266	$(989,113)

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:
Sovereign Issues	39.1%
U.S. Government Agency Mortgage-Backed Securities	14.8
Financial – Bank & Trust	8.2
Banks	8.0
Affiliated Money Market Mutual Fund
(3.2% represents investments purchased with collateral
from securities on loan)	5.4
U.S. Treasury Obligations	5.3
Collateralized Mortgage Obligations	3.5
Financial Services	3.4
Asset-Backed Securities	2.9
Foreign Treasury Bills	2.0
U.S. Government Agency Obligations	1.9
U.S. Treasury Notes	1.6
Telecommunications	1.3
Oil & Gas	1.1
Utilities	0.9
Insurance	0.8
Municipal Bonds	0.7
Retail & Merchandising	0.5
Media	0.4
Electronic Components & Equipment	0.4
Automobile Manufacturers	0.3
Metals & Mining	0.2
Financial – Brokerage	0.2
Construction	0.2
Consumer Products & Services	0.2
Pharmaceuticals	0.2
Electric	0.1
Diversified Financial Services	0.1
Home Builders	0.1
Advertising	0.1
Food	0.1
Medical Supplies & Equipment	0.1
Transportation	0.1
Farming & Agriculture	0.1
Real Estate Investment Trust	0.1
Healthcare Services	0.1
Entertainment & Leisure	0.1
Paper & Forest Products	0.1
Aerospace	0.1
Diversified Operations	0.1
Tobacco	0.1
Containers & Packaging	0.1
Railroads	0.1
Hotels & Motels	0.1
Beverages	0.1
Computer Services & Software	0.1
Cable Television	0.1

105.6
Liabilities in excess of other assets	(5.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $22,241,001:
Unaffiliated investments (cost $682,605,197)	$709,555,743
Affiliated investments (cost $38,572,390)	38,572,390
Foreign currency, at value (cost $987,751)	994,924
Dividends and interest receivable	10,413,903
Unrealized appreciation on foreign currency forward contracts	1,615,346
Receivable for fund share sold	489,441
Prepaid expenses	7,729
Due from broker-variation margin	4,090

Total Assets	761,653,566

LIABILITIES:
Payable to broker for collateral for securities on loan	22,769,031
Payable for investments purchased	16,428,658
Payable for fund share repurchased	7,174,875
Payable to custodian	3,259,716
Unrealized depreciation on foreign currency forward contracts	3,135,484
Advisory fees payable	267,140
Accrued expenses and other liabilities	95,159
Shareholder servicing fees payable	5,480

Total Liabilities	53,135,543

NET ASSETS	$708,518,023

Net assets were comprised of:
Paid-in capital	$650,740,520
Retained earnings	57,777,503

Net assets, December 31, 2007	$708,518,023

Net asset value and redemption price per share, $708,518,023/57,338,683 outstanding shares of beneficial interest	$12.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest	$27,170,203
Affiliated dividend income	1,444,463
Affiliated income from securities lending, net	70,726
Unaffiliated dividend income	7,500

28,692,892

EXPENSES
Advisory fees	4,660,227
Shareholder servicing fees and expenses	407,770
Custodian and accounting fees	253,000
Audit fee	39,000
Transfer agent’s fees and expenses	19,000
Trustees’ fees	15,000
Insurance expenses	10,000
Legal fees and expenses	8,000
Shareholders’ reports	3,000
Miscellaneous	11,450

Total expenses	5,426,447

NET INVESTMENT INCOME	23,266,445

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(1,855,561)
Futures transactions	(541,067)
Short sale transactions	4,872
Foreign currency transactions	17,993,027

15,601,271

Net change in unrealized appreciation (depreciation) on:
Investments	17,590,732
Futures	(481,981)
Foreign currencies	(653,541)
Short sales	(3,761)

16,451,449

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	32,052,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,319,165

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$23,266,445	$18,156,435
Net realized gain on investments and foreign currency transactions	15,601,271	2,740,747
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,451,449	9,277,653

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	55,319,165	30,174,835

DISTRIBUTIONS	(18,156,435)	(12,949,371)

FUND SHARE TRANSACTIONS:
Fund share sold [27,346,916 and 11,463,785 shares, respectively]	328,980,623	128,604,504
Fund share issued in reinvestment of distributions [1,490,676 and 1,175,078 shares, respectively]	18,156,435	12,949,371
Fund share repurchased [15,381,914 and 17,013,344 shares, respectively]	(183,500,294)	(190,627,929)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	163,636,764	(49,074,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	200,799,494	(31,848,590)
NET ASSETS:
Beginning of year	507,718,529	539,567,119

End of year	$708,518,023	$507,718,529

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.9%
		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.7%
Lamar Advertising Co. (Class A Stock)(a)	324,818	$15,614,002

Aerospace — 1.5%
General Dynamics Corp.(a)	369,600	32,890,704

Airlines — 1.2%
Southwest Airlines Co.(a)	2,049,300	25,001,460

Broadcasting — 0.5%
XM Satellite Radio Holdings, Inc. (Class A Stock)*(a)	800,000	9,792,000

Building & Construction — 1.3%
Foster Wheeler Ltd.*(a)	184,500	28,601,190

Business Services — 1.7%
Accenture Ltd. (Class A Stock) (Bermuda)(a)	1,040,000	37,471,200

Chemicals — 0.8%
Praxair, Inc.	180,300	15,994,413

Commercial Services — 0.9%
McGraw-Hill Cos., Inc. (The)	422,700	18,518,487

Computer Hardware — 1.2%
Dell, Inc.*(a)	1,077,200	26,402,172

Computer Services & Software — 8.1%
Automatic Data Processing, Inc.	465,500	20,728,715
Electronic Arts, Inc.*(a)	615,800	35,968,878
Microsoft Corp.(a)	3,005,000	106,978,000
Red Hat, Inc.*(a)	479,100	9,984,444

		173,660,037

Computers — 2.4%
Apple, Inc.*	264,800	52,451,584

Construction — 1.1%
McDermott International, Inc.*(a)	391,800	23,127,954

Consumer Staples – Home Products — 0.5%
Harman International Industries, Inc.	142,300	10,488,933

Electronic Components & Equipment — 4.1%
General Electric Co.	1,832,700	67,938,189
Nintendo Co. Ltd. (Japan)	277,700	20,563,685

		88,501,874

Entertainment & Leisure — 2.3%
International Game Technology	811,300	35,640,409
Las Vegas Sands Corp.*(a)	96,400	9,934,020
Melco PBL Entertainment Macau Ltd. (Hong Kong)*(a)	357,675	4,134,723

		49,709,152

Financial Services — 7.1%
Franklin Resources, Inc.	330,700	37,842,001
Morgan Stanley(a)	665,100	35,323,461
State Street Corp.	967,100	78,528,520

		151,693,982

Healthcare Products — 0.6%
Stryker Corp.	166,700	12,455,824

Hotels & Motels — 2.4%
Marriott International, Inc. (Class A Stock)(a)	816,045	27,892,418
MGM Mirage*	286,600	24,080,132

		51,972,550

Insurance — 1.0%
WellPoint, Inc.*	248,200	21,774,586

Internet Services — 7.8%
Google, Inc. (Class A Stock)*	126,900	87,748,812
Juniper Networks, Inc.*(a)	2,028,200	67,336,240
Monster Worldwide, Inc.*(a)	390,100	12,639,240

		167,724,292

Manufacturing — 3.2%
Danaher Corp.	772,900	67,814,246

Medical Supplies & Equipment — 2.9%
Medtronic, Inc.	803,300	40,381,891
St.Jude Medical, Inc.*	560,700	22,786,848

		63,168,739

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.(a)	182,000	18,644,080

Oil & Gas — 3.3%
Schlumberger Ltd. (Netherlands)	541,600	53,277,192
Suncor Energy, Inc.	155,200	16,874,896

		70,152,088

Pharmaceuticals — 8.5%
Allergan, Inc.(a)	494,600	31,773,104
Cardinal Health, Inc.	193,600	11,180,400
Celgene Corp.*	384,200	17,753,882
Genentech, Inc.*	463,400	31,080,238
Gilead Sciences, Inc.*(a)	1,370,000	63,033,700
Schering-Plough Corp.(a)	1,043,100	27,788,184

		182,609,508

Restaurants — 0.7%
Yum! Brands, Inc.(a)	409,000	15,652,430

Retail & Merchandising — 10.0%
Amazon.com, Inc.*(a)	654,100	60,595,824
Bed Bath & Beyond, Inc.*(a)	539,300	15,850,027
CVS Corp.	1,407,083	55,931,549
Kohl’s Corp.*(a)	765,900	35,078,220
Target Corp.(a)	442,400	22,120,000
Walgreen Co.(a)	675,700	25,730,656

		215,306,276

Semiconductors — 8.6%
Analog Devices, Inc.	815,400	25,848,180
Applied Materials, Inc.(a)	1,180,120	20,958,931
Broadcom Corp. (Class A Stock)*(a)	1,107,800	28,957,892

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Semiconductors (cont’d.)
Intel Corp.	1,577,300	$42,050,818
Marvell Technology Group Ltd. (Bermuda)*(a)	2,459,100	34,378,218
Xilinx, Inc.	1,440,000	31,492,800

		183,686,839

Telecommunications — 10.1%
American Tower Corp. (Class A Stock)*	1,669,600	71,124,960
Cisco Systems, Inc.*(a)	1,092,800	29,582,096
Corning, Inc.	1,857,800	44,568,622
Crown Castle International Corp.*(a)	437,800	18,212,480
MetroPCS Communications, Inc.*(a)	1,104,056	21,473,889
QUALCOMM, Inc.	834,700	32,845,445

		217,807,492

Transportation — 1.5%
Expeditors International Washington, Inc.	738,700	33,005,116

TOTAL LONG-TERM INVESTMENTS
(cost $1,949,416,585)		2,081,693,210

SHORT-TERM INVESTMENT — 25.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $542,842,570; includes $456,443,237 of cash collateral for securities on loan)(b)(w) (Note 4)	542,842,570	542,842,570

TOTAL INVESTMENTS — 122.2%
(cost $2,492,259,155; Note 6)		2,624,535,780
Liabilities in excess of other assets — (22.2)%		(476,626,498)

NET ASSETS — 100.0%		$2,147,909,282

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $435,965,127; cash collateral of $456,443,237 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (21.3% represents investments purchased with collateral from securities on loan)	25.3%
Telecommunications	10.1
Retail & Merchandising	10.0
Semiconductors	8.6
Pharmaceuticals	8.5
Computer Services & Software	8.1
Internet Services	7.8
Financial Services	7.1
Electronic Components & Equipment	4.1
Oil & Gas	3.3
Manufacturing	3.2
Medical Supplies & Equipment	2.9
Computers	2.4
Hotels & Motels	2.4
Entertainment & Leisure	2.3
Business Services	1.7
Transportation	1.5
Aerospace	1.5
Building & Construction	1.3
Computer Hardware	1.2
Airlines	1.2
Construction	1.1
Insurance	1.0
Metals & Mining	0.9
Commercial Services	0.9
Chemicals	0.8
Restaurants	0.7
Advertising	0.7
Healthcare Products	0.6
Consumer Staples – Home Products	0.5
Broadcasting	0.5

122.2
Liabilities in excess of other assets	(22.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $435,965,127:
Unaffiliated investments (cost $1,949,416,585)	$2,081,693,210
Affiliated investments (cost $542,842,570)	542,842,570
Receivable for fund share sold	3,192,798
Dividends and interest receivable	1,909,471
Receivable for investments sold	66,242
Prepaid expenses	5,761

Total Assets	2,629,710,052

LIABILITIES:
Payable to broker for collateral for securities on loan	456,443,237
Payable to custodian	18,787,540
Payable for investments purchased	5,690,879
Advisory fees payable	756,437
Accrued expenses and other liabilities	76,181
Payable for fund share repurchased	29,990
Shareholder servicing fees payable	16,506

Total Liabilities	481,800,770

NET ASSETS	$2,147,909,282

Net assets were comprised of:
Paid-in capital	$2,167,783,058
Retained earnings	(19,873,776)

Net assets, December 31, 2007	$2,147,909,282

Net asset value and redemption price per share, $2,147,909,282/182,944,877 outstanding shares of beneficial interest	$11.74

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$16,343,762
Affiliated dividend income	1,904,060
Affiliated income from securities lending, net	827,203

19,075,025

EXPENSES
Advisory fees	15,412,435
Shareholder servicing fees and expenses	1,228,083
Custodian and accounting fees	150,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Trustees’ fees	13,000
Legal fees and expenses	10,000
Insurance expenses	7,000
Shareholders’ reports	3,000
Miscellaneous	11,474

Total expenses	16,870,992

NET INVESTMENT INCOME	2,204,033

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	66,497,432
Net change in unrealized appreciation (depreciation) on investments	40,103,386

NET GAIN ON INVESTMENTS	106,600,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,804,851

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,204,033	$2,565,109
Net realized gain (loss) on investment transactions	66,497,432	(11,254,266)
Net change in unrealized appreciation (depreciation) on investments	40,103,386	85,598,021

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	108,804,851	76,908,864

DISTRIBUTIONS	(2,565,109)	—

FUND SHARE TRANSACTIONS:
Fund share sold [89,423,106 and 120,005,167 shares, respectively]	1,036,834,076	1,233,690,204
Fund share issued in reinvestment of distributions [219,804 and 0 shares, respectively]	2,565,109	—
Fund share repurchased [45,247,738 and 14,294,197 shares, respectively]	(502,358,360)	(143,464,507)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	537,040,825	1,090,225,697

TOTAL INCREASE IN NET ASSETS	643,280,567	1,167,134,561
NET ASSETS:
Beginning of year	1,504,628,715	337,494,154

End of year	$2,147,909,282	$1,504,628,715

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.0%
		Value
COMMON STOCKS	Shares	(Note 2)

Building & Construction — 1.6%
Foster Wheeler Ltd.*	107,180	$16,615,044

Building & Real Estate — 0.3%
Saint Joe Co. (The)(a)	96,500	3,426,715

Chemicals — 4.1%
Air Products & Chemicals, Inc.	25,800	2,544,654
Dow Chemical co.	89,200	3,516,264
DuPont (E.I.) de Nemours & Co.	102,700	4,528,043
L’Air Liquide (France)	28,123	4,185,330
Potash Corp.of Saskatchewan, Inc. (Canada)	160,000	23,033,600
Praxair, Inc.	58,500	5,189,535

		42,997,426

Construction — 2.2%
Chicago Bridge & Iron Co. NV (Netherlands)	17,600	1,063,744
McDermott International, Inc.*	187,100	11,044,513
Technip SA (France)	137,525	10,958,247

		23,066,504

Containers & Packaging — 0.6%
Smurfit-Stone Container Corp.*(a)	564,462	5,960,719

Diversified Metals — 2.3%
Companhia Vale do Rio Doce, ADR (Brazil)(a)	578,600	18,902,862
EnergySolutions, Inc.*	100,000	2,699,000
Nucor Corp.	52,600	3,114,972

		24,716,834

Electronic Components & Equipment — 0.5%
Iberdrola Renovables (Spain)*	608,000	5,022,442

Energy Services — 4.3%
Duke Energy Corp.	224,000	4,518,080
Edison International	50,800	2,711,196
NRG Energy, Inc.*(a)	256,000	11,095,040
Peabody Energy Corp.(a)	315,300	19,435,092
W-H Energy Services, Inc.*(a)	143,000	8,038,030

		45,797,438

Exploration & Production — 7.4%
Devon Energy Corp.	178,614	15,880,571
Encore Acquisition Co.*(a)	184,600	6,160,102
Murphy Oil Corp.	316,100	26,817,924
Nexen, Inc. (Canada)	85,800	2,768,766
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	320,300	26,969,260

		78,596,623

Financial Service — 0.2%
Franco Nevada Corp. (Canada)*	179,000	2,747,708

Forest Products — 0.5%
Domtar Corp. (Canada)*(a)	646,640	4,972,662

Gas Transmission & Distribution — 0.4%
Spectra Energy Corp.	165,000	4,260,300

Industrial Products — 0.2%
Tmk OAO, GDR (Russia)	40,100	1,804,500

Integrated Petroleum — 10.9%
Baker Hughes, Inc.	255,300	20,704,830
BP PLC, ADR (United Kingdom)(a)	239,700	17,538,849
ChevronTexaco Corp.	80,456	7,508,958
Eni SpA, ADR (Italy)	148,300	10,741,369
Exxon Mobil Corp.	330,000	30,917,700
LUKOIL, ADR (Russia)(a)	79,600	6,869,480
Total Fina SA, ADR (France)	250,800	20,716,080

		114,997,266

Machinery & Equipment — 6.5%
Atlas Copco AB (Sweden)	357,500	5,337,720
Bucyrus International, Inc. (Class A Stock)(a)	52,400	5,208,036
Caterpillar, Inc.(a)	118,900	8,627,384
Deere & Co.	158,800	14,787,456
Finning International, Inc. (Canada)	143,700	4,172,898
Grant Prideco, Inc.*	230,100	12,772,851
Joy Global, Inc.	130,900	8,615,838
Terex Corp.*	131,200	8,602,784

		68,124,967

Metals & Mining — 12.0%
Agnico Eagle Mines Ltd. (China)(a)	195,300	10,669,239
Arch Coal, Inc.(a)	587,900	26,414,347
Barrick Gold Corp. (Canada)	177,300	7,455,465
BHP Billiton Ltd. (Australia)	419,313	14,658,357
CONSOL Energy, Inc.(a)	324,400	23,201,088
Freeport-McMoRan Copper & Gold, Inc.	79,103	8,103,311
Mechel OAO, ADR (Russia)(a)	50,100	4,866,714
Rio Tinto PLC (United Kingdom)	213,962	22,645,831
Teck Cominco Ltd. (Class B Stock) (Canada)	191,000	6,820,610
Xstrata PLC (Switzerland)	29,800	2,105,861

		126,940,823

Oil & Gas — 17.3%
Bill Barrett Corp.*(a)	87,300	3,655,251
Compton Petroleum Corp. (Canada)*	467,500	4,301,000
Diamond Offshore Drilling, Inc.(a)	232,700	33,043,400
Electromagnetic GeoService (Norway)*	255,350	2,398,381
Halliburton Co.	75,100	2,847,041
Hess Corp.	36,700	3,701,562
Integra Group Holdings (Russia)*	98,200	1,661,544
Key Energy Services, Inc.*	54,800	788,572
McMoRan Exploration Co.*(a)	259,500	3,396,855
Nabors Industries Ltd.*(a)	154,700	4,237,233
OAO Gazprom, ADR (Russia)	65,000	3,685,500
Petroleo Brasileiro SA, ADR (Brazil)(a)	117,200	11,276,984
Saipem SpA (Italy)	110,100	4,415,461
Schlumberger Ltd.	398,400	39,190,608
Statoil ASA (Norway)	556,450	17,319,088
Sunoco, Inc.	120,100	8,700,044
TETRA Technologies, Inc.*	151,100	2,352,627

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Transocean, Inc.(a)	128,794	$18,436,861
Valero Energy Corp.	59,934	4,197,178
Williams Cos., Inc.	348,300	12,462,174

		182,067,364

Oil Field Equipment & Services — 3.7%
Cameron International Corp.*	802,000	38,600,260

Paper & Forest Products — 2.0%
International Paper Co.	298,000	9,649,240
Potlatch Corp.(a)	108,600	4,826,184
Temple-Inland, Inc.	41,300	861,105
Weyerhaeuser Co.(a)	73,271	5,403,004

		20,739,533

Petroleum Exploration & Production — 14.6%
Anadarko Petroleum Corp.	106,700	7,009,123
BG Group PLC (United Kingdom)	500,509	11,457,627
BJ Services Co.	434,200	10,533,692
Canadian Natural Resources Ltd. (Canada)	351,100	25,679,454
ConocoPhillips	277,156	24,472,875
EOG Resources, Inc.(a)	151,200	13,494,600
FMC Technologies, Inc.*(a)	173,600	9,843,120
Newfield Exploration Co.*(a)	60,500	3,188,350
Noble Corp. (Cayman Islands)	305,500	17,263,805
Smith International, Inc.	390,400	28,831,040
XTO Energy, Inc.	50,470	2,592,139

		154,365,825

Railroads — 0.5%
Burlington Northern Santa Fe Corp.	61,500	5,118,645

Real Estate Investment Trust — 1.4%
AMB Property Corp.(a)	62,700	3,609,012
Boston Properties, Inc.(a)	33,400	3,066,454
Camden Property Trust(a)	41,500	1,998,225
Duke-Weeks Realty Corp.(a)	57,630	1,502,990
Forestar Real Estate Group, Inc*	13,767	324,755
Guaranty Financial Group, Inc.*	13,767	220,267
ProLogis(a)	44,015	2,789,671
Simon Property Group, Inc.(a)	11,800	1,024,948

		14,536,322

Steel Producers — 0.2%
Tenaris SA, ADR (Luxembourg)	58,500	2,616,705

Telecommunications — 1.0%
Quanta Services, Inc.*(a)	402,796	10,569,367

Utilities — 2.3%
Dynegy, Inc.*	1,490,700	10,643,598
Exelon Corp.	61,200	4,996,368
Reliant Energy, Inc.*(a)	317,700	8,336,448

		23,976,414

TOTAL LONG-TERM INVESTMENTS
(cost $765,080,634)		1,022,638,406

SHORT-TERM INVESTMENTS — 23.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $245,908,597; includes $203,859,891 of cash collateral for securities on loan)(b)(w) (Note 4)	245,908,597	$245,908,597

TOTAL INVESTMENTS(o) — 120.3%
(cost $1,010,989,231; Note 6)		1,268,547,003
Liabilities in excess of other assets — (20.3)%		(214,207,121)

NET ASSETS — 100.0%		$1,054,339,882

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan.The aggregate market value of such securities is $196,069,909; cash collateral of $203,859,891 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2007, 1 security representing $14,658,357 and 1.39% of the total net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (19.3% represents investments purchased with collateral from securities on loan)	23.3%
Oil & Gas	17.3
Petroleum Exploration & Production	14.6
Metals & Mining	12.0
Integrated Petroleum	10.9
Exploration & Production	7.4
Machinery & Equipment	6.5
Energy Services	4.3
Chemicals	4.1
Oil Field Equipment & Services	3.7
Diversified Metals	2.3
Utilities	2.3
Construction	2.2
Paper & Forest Products	2.0
Building & Construction	1.6
Real Estate Investment Trust	1.4
Telecommunications	1.0
Containers & Packaging	0.6
Railroads	0.5
Electronic Components & Equipment	0.5
Forest Products	0.5
Gas Transmission & Distribution	0.4
Building & Real Estate	0.3
Financial Services	0.2
Steel Producers	0.2
Industrial Products	0.2

120.3
Liabilities in excess of other assets	(20.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value, including securities on loan of $196,069,909:
Unaffiliated investments (cost $765,080,634)	$1,022,638,406
Affiliated investments (cost $245,908,597)	245,908,597
Dividends and interest receivable	1,107,739
Receivable for fund share sold	730,663
Tax reclaim receivable	61,113
Prepaid expenses	8,565

Total Assets	1,270,455,083

LIABILITIES:
Payable to broker for collateral for securities on loan	203,859,891
Payable to custodian	6,417,783
Payable for fund share repurchased	4,428,716
Payable for investments purchased	870,269
Advisory fees payable	469,447
Accrued expenses and other liabilities	60,968
Shareholder servicing fees payable	8,127

Total Liabilities	216,115,201

NET ASSETS	$1,054,339,882

Net assets were comprised of:
Paid-in capital	$708,907,132
Retained earnings	345,432,750

Net assets, December 31, 2007	$1,054,339,882

Net asset value and redemption price per share, $1,054,339,882/27,142,946 outstanding shares of beneficial interest	$38.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $620,916 foreign withholding tax)	$10,690,643
Affiliated dividend income	1,191,629
Affiliated income from securities lending, net	390,766
Unaffiliated interest	309,473

12,582,511

EXPENSES
Advisory fees	6,437,294
Shareholder servicing fees and expenses	500,679
Custodian and accounting fees	120,000
Transfer agent’s fees and expenses	19,000
Audit fee	17,000
Loan interest expense (Note 7)	13,712
Trustees’ fees	13,000
Insurance expenses	11,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Miscellaneous	12,949

Total expenses	7,154,634

NET INVESTMENT INCOME	5,427,877

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	84,030,356
Foreign currency transactions	(157,178)

83,873,178

Net change in unrealized appreciation (depreciation) on:
Investments	155,160,333
Foreign currencies	5,149

155,165,482

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	239,038,660

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$244,466,537

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,427,877	$5,104,293
Net realized gain on investment and foreign currency transactions	83,873,178	54,716,528
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	155,165,482	6,925,624

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	244,466,537	66,746,445

DISTRIBUTIONS	(59,820,821)	(38,093,576)

FUND SHARE TRANSACTIONS:
Fund share sold [14,132,221 and 10,064,032 shares, respectively]	516,073,617	287,798,972
Fund share issued in reinvestment of distributions [1,602,486 and 1,407,225 shares, respectively]	59,820,821	38,093,576
Fund share repurchased [8,696,289 and 6,557,271 shares, respectively]	(296,838,783)	(182,334,557)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	279,055,655	143,557,991

TOTAL INCREASE IN NET ASSETS	463,701,371	172,210,860
NET ASSETS:
Beginning of year	590,638,511	418,427,651

End of year	$1,054,339,882	$590,638,511

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST UBS DYNAMIC ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 84.8%
		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.9%
Interpublic Group of Cos., Inc. (The)*	93,000	$754,230
Omnicom Group, Inc.	44,800	2,129,344
R.H. Donnelley Corp.*	29,900	1,090,752

		3,974,326

Aerospace — 0.4%
General Dynamics Corp.	4,400	391,556
United Technologies Corp.	15,500	1,186,370

		1,577,926

Aerospace & Defense — 0.1%
Boeing Co. (The)	3,900	341,094
Cobham PLC (United Kingdom)	10,038	41,762

		382,856

Air Freight & Logistics — 0.2%
Deutsche Post AG (Germany)	26,795	921,021

Airlines — 0.2%
British Airways PLC (United
Kingdom)*	84,672	522,079
Qantas Airways Ltd. (Australia)	120,049	570,393

		1,092,472

Automobile Dealers
Lookers PLC (United Kingdom)	28,686	65,668

Automobile Manufacturers — 1.6%
Bayerische Motoren Werke AG
(Germany)	5,634	348,846
DaimlerChrysler AG (Germany)	23,498	2,284,628
Honda Motor Co. Ltd. (Japan)	22,800	753,194
PACCAR, Inc.	26,600	1,449,168
Renault SA (France)	8,494	1,204,735
Toyota Motor Corp. (Japan)	14,900	793,555

		6,834,126

Automotive Parts — 1.0%
BorgWarner, Inc.	41,600	2,013,856
Compagnie Generale des
Establissements Michelin
(Class B Stock) (France)	3,916	449,444
Johnson Controls, Inc.	53,000	1,910,120
Tomkins PLC (United Kingdom)	15,201	53,483

		4,426,903

Beverages — 1.7%
Anheuser-Busch Cos., Inc.	24,000	1,256,160
Asahi Breweries Ltd. (Japan)	30,600	516,161
Constellation Brands, Inc. (Class A
Stock)*	90,100	2,129,964
Diageo PLC (United Kingdom)	67,751	1,456,547
Fortune Brands, Inc.	16,100	1,164,996
Majestic Wine PLC (United
Kingdom)	13,018	67,116
PepsiCo, Inc.	4,700	356,730
Starbucks Corp.*	26,100	534,267

		7,481,941

Biotechnology — 0.2%
Amgen, Inc.*	19,400	900,936

Broadcasting — 0.4%
British Sky Broadcasting Group PLC
(United Kingdom)	34,296	422,590
News Corp. (Class A Stock)	73,500	1,506,015

		1,928,605

Building Materials — 1.4%
CRH PLC (Ireland)	37,843	1,319,583
Holcim Ltd. (Switzerland)	14,948	1,601,548
Martin Marietta Materials, Inc.	4,700	623,220
Masco Corp.	115,000	2,485,150

		6,029,501

Business Services — 0.3%
Accenture Ltd. (Class A Stock)
(Bermuda)	18,100	652,143
Rentokil Initial PLC (United
Kingdom)	120,167	289,199
Speedy Hire PLC (United Kingdom)	4,792	79,937
Taylor Nelson Sofres PLC (United
Kingdom)	24,322	100,462

		1,121,741

Cable Television — 0.4%
Comcast Corp. (Class A Stock)*	94,300	1,721,918

Chemicals — 1.2%
Henkel KGaA (Germany)	36,670	2,060,365
Nitto Denko Corp. (Japan)	5,800	304,830
Praxair, Inc.	24,700	2,191,137
Shin-Etsu Chemical Co. Ltd. (Japan)	8,500	528,625
Yule Catto & Co. PLC (United
Kingdom)	36,814	137,954

		5,222,911

Clothing & Apparel — 0.3%
Coach, Inc.*	20,600	629,948
Fast Retailing Co. Ltd. (Japan)	2,700	193,114
Ted Baker PLC (United Kingdom)	8,413	91,773
Yue Yuen Industrial Holdings Ltd.
(Hong Kong)	52,500	188,010

		1,102,845

Commercial Banks — 0.9%
Alpha Bank (Greece)	27,435	998,774
Bank of Ireland (Ireland)	124,914	1,861,374
Bank of Yokohama Ltd. (The)
(Japan)	50,000	348,370
City National Corp.	8,000	476,400
Standard Chartered PLC (United
Kingdom)	9,779	358,955

		4,043,873

Commercial Services
Ashtead Group PLC (United
Kingdom)	62,696	104,834

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Computer Hardware — 1.7%
Affiliated Computer Services, Inc.
(Class A Stock)*	7,500	$338,250
Apple, Inc.*	11,000	2,178,880
Dell, Inc.*	85,300	2,090,703
EMC Corp.*	28,800	533,664
Lexmark International, Inc.
(Class A Stock)*	20,000	697,200
Network Appliance, Inc.*	67,600	1,687,296

		7,525,993

Computer Services & Software — 0.8%
Anite Group PLC (United Kingdom)	38,221	40,324
Automatic Data Processing, Inc.	10,100	449,753
Casio Computer Co. Ltd. (Japan)	12,500	145,353
Computacenter PLC (United
Kingdom)	3,009	11,336
Intuit, Inc.*	29,800	941,978
LogicaCMG PLC (United Kingdom)	325,118	762,056
Northgate Information Solutions PLC
(United Kingdom)	124,098	227,885
Phoenix IT Group PLC (United
Kingdom)	9,174	58,255
Red Hat, Inc.*	26,200	546,008
TietoEnator Oyj (Finland)	10,987	246,736

		3,429,684

Construction — 0.1%
Bouygues SA (France)	5,581	465,104
Galliford Try PLC (United Kingdom)	41,078	84,223
Travis Perkins PLC (United
Kingdom)	2,970	71,181

		620,508

Consumer Products & Services — 0.5%
Altadis SA (Spain)	7,905	574,524
Dignity PLC (United Kingdom)	5,877	84,992
Electrolux AB (Class B Stock)
(Sweden)	22,304	374,425
Galiform PLC (United Kingdom)*	59,818	107,762
IMI PLC (United Kingdom)	25,719	201,586
Lauder, (Estee) Cos., Inc. (The)
(Class A Stock)	9,200	401,212
Procter & Gamble Co.	6,800	499,256
Safestore Holdings Ltd. (United
Kingdom)	23,896	82,767

		2,326,524

Containers & Packaging — 0.1%
British Polythene Industries
(United Kingdom)	6,406	32,677
Gerresheimer AG (Germany)*	8,068	450,601

		483,278

Diversified Financial Services — 3.9%
Bank of New York Mellon Corp. (The)	53,009	2,584,719
BlackRock, Inc.	900	195,120
Blackstone Group LP (The)	7,411	164,005
Citigroup, Inc.	152,900	4,501,376
Discover Financial Services LLC	49,631	748,436
Ecosecurities Group PLC (Ireland)*	2,717	8,329
Goldman Sachs Group, Inc. (The)	3,200	688,160
JPMorgan Chase & Co.	32,200	1,405,530
MasterCard, Inc. (Class A Stock)	8,500	1,829,200
Morgan Stanley	89,100	4,732,101

		16,856,976

Diversified Operations — 1.5%
General Electric Co.	179,900	6,668,893
Ordina NV (Netherlands)	3,138	55,973

		6,724,866

Education — 0.2%
BPP Holdings PLC (United
Kingdom)	12,078	149,304
ITT Educational Services, Inc.*	8,900	758,903

		908,207

Electric — 1.9%
American Electric Power Co., Inc.	34,400	1,601,664
Exelon Corp.	75,800	6,188,312
Northeast Utilities	2,900	90,799
Pepco Holdings, Inc.	19,800	580,734

		8,461,509

Electronic Components & Equipment — 0.3%
Electrocomponents PLC (United
Kingdom)	73,975	307,026
Premier Farnell PLC (United
Kingdom)	80,978	236,554
Rockwell Automation, Inc.	9,500	655,120

		1,198,700

Electronics — 0.3%
Hoya Corp. (Japan)	17,600	556,849
Royal Philips Electronics NV
(Netherlands)	21,584	931,561

		1,488,410

Entertainment & Leisure — 1.9%
Carnival Corp.	56,700	2,522,583
Carnival PLC (United Kingdom)	25,268	1,116,126
Entertainment Rights PLC (United
Kingdom)*	201,252	62,095
Harley-Davidson, Inc.	12,400	579,204
International Game Technology	29,200	1,282,756
Las Vegas Sands Corp.*	3,200	329,760
Royal Caribbean Cruises Ltd.	25,800	1,094,952
Wynn Resorts Ltd.	10,400	1,166,152

		8,153,628

Financial – Bank & Trust — 7.7%
Anglo Irish Bank Corp. PLC (Ireland)	14,693	235,012
Banco Popolare Scarl (Italy)*	7,940	175,988
Banco Santander SA (Spain)	173,758	3,757,300
Barclays PLC (United Kingdom)	302,273	3,032,598
BNP Paribas (France)	18,648	2,023,560

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
DBS Group Holdings Ltd.
(Singapore)	20,000	$283,860
Deutsche Bank AG (Germany)	12,548	1,640,117
Deutsche Postbank AG (Germany)	7,369	654,512
Fifth Third Bancorp.	76,100	1,912,393
Fortis SA/NV (Belgium)	28,334	746,079
HBOS PLC (United Kingdom)	145,641	2,130,865
HSBC Holdings PLC (United
Kingdom)	118,167	1,980,584
Intesa Sanpaolo (Italy)	371,598	2,939,230
KBC Groep NV (Belgium)	3,352	471,457
National Australia Bank Ltd.
(Australia)	19,165	631,286
National Bank of Greece SA
(Greece)	7,815	536,791
PNC Financial Services Group, Inc.	14,000	919,100
Royal Bank of Scotland Group PLC
(United Kingdom)	315,477	2,788,275
Skandianaviska Enskilda Banken AB
(Sweden)	10,188	260,879
Sumitomo Mitsui Financial Group,
Inc. (Japan)	29	214,608
Sumitomo Trust & Banking Co. Ltd.
(The) (Japan)	47,000	309,765
Toronto-Dominion Bank (Canada)	14,400	1,014,033
UniCredito Italiano SpA (Italy)	36,434	302,565
Wells Fargo & Co.	153,100	4,622,089

		33,582,946

Financial Services — 1.1%
Aberdeen Asset Management PLC
(United Kingdom)	80,096	264,271
ACP Capital Ltd. (United Kingdom)	37,276	53,796
Cattles PLC (United Kingdom)	88,192	516,133
Credit Suisse Group (Switzerland)	56,925	3,424,098
Dolphin Capital Investors Ltd.
(United Kingdom)*	38,077	104,220
Experian Group Ltd. (United Kingdom)	38,640	305,360
PayPoint PLC (United Kingdom)	9,608	128,142

		4,796,020

Food — 1.7%
Associated British Foods PLC
(United Kingdom)	15,412	275,959
Cadbury Schweppes PLC (United
Kingdom)	15,580	192,594
Campbell Soup Co.	8,100	289,413
Compass Group PLC (United
Kingdom)	86,415	530,676
Nestle SA (Switzerland)	4,918	2,258,853
Sysco Corp.	122,600	3,826,346
Zetar PLC (United Kingdom)*	12,984	140,861

		7,514,702

Food & Staples Retailing — 0.5%
Tesco PLC (United Kingdom)	219,280	2,083,195

Gas Transmission & Distribution — 0.3%
NiSource, Inc.	58,600	1,106,954

Healthcare Services — 2.3%
DaVita, Inc.*	6,800	383,180
Fresenius Medical Care AG & Co.
KGaA (Germany)	13,203	708,245
Genzyme Corp.*	40,800	3,037,152
Johnson & Johnson	46,200	3,081,540
Laboratory Corp. of America
Holdings*	15,400	1,163,162
Millipore Corp.*	5,000	365,900
Southern Cross Healthcare Ltd.
(United Kingdom)	13,396	141,330
UnitedHealth Group, Inc.	20,900	1,216,380

		10,096,889

Industrial Manufacturing — 1.3%
Enodis PLC (United Kingdom)	28,522	90,842
Fenner PLC (United Kingdom)	18,969	91,568
Mitsubishi Corp. (Japan)	27,400	741,572
Rexam PLC (United Kingdom)	9,775	81,432
Siemens AG (Germany)	28,415	4,522,504

		5,527,918

Industrial Products
Precision Castparts Corp.	1,200	166,440

Insurance — 3.9%
Aegon NV (Netherlands)	100,447	1,775,517
Aflac, Inc.	29,800	1,866,374
Allianz SE (Germany)	6,853	1,482,377
Aviva PLC (United Kingdom)	96,641	1,294,677
AXA SA (France)	69,717	2,791,860
Catlin Group Ltd. (Bermuda)	21,839	166,501
Hartford Financial Service Group,
Inc.	13,700	1,194,503
Highway Insurance Holdings PLC
(United Kingdom)	40,888	59,416
ING Groep NV (Netherlands)	16,086	629,122
Irish Life & Permanent PLC (Ireland)	27,033	466,775
Lancashire Holdings Ltd. (Bermuda)*	5,684	41,185
Manulife Financial Corp. (Canada)	5,300	217,864
Mitsui Sumitomo Insurance Co. Ltd.
(Japan)	47,000	455,061
Old Mutual PLC (United Kingdom)	239,595	799,350
Principal Financial Group, Inc.	4,000	275,360
Prudential PLC (United Kingdom)	137,039	1,942,268
QBE Insurance Group Ltd.
(Australia)	40,166	1,166,130
Sompo Japan Insurance, Inc.
(Japan)	25,000	224,193

		16,848,533

Internet — 0.2%
Amazon.com, Inc.*	8,700	805,968

Internet Services — 1.6%
eBay, Inc.*	40,500	1,344,195
Google, Inc. (Class A Stock)*	3,200	2,212,736
Symantec Corp.*	206,600	3,334,524

		6,891,455

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Lumber & Wood Products — 0.1%
Holmen AB (Class B Shares)
(Sweden)	8,900	$330,486

Machinery & Equipment — 1.2%
Foseco PLC (United Kingdom)	21,624	121,817
Illinois Tool Works, Inc.	72,000	3,854,880
Komatsu Ltd. (Japan)	10,300	276,237
MAN AG (Germany)	962	160,059
Manitowoc Co., Inc. (The)	7,900	385,757
NTN Corp. (Japan)	31,000	268,741

		5,067,491

Media — 0.6%
McGraw-Hill Cos., Inc. (The)	27,300	1,196,013
Time Warner, Inc.	8,400	138,684
Viacom, Inc. (Class B Stock)*	30,700	1,348,344

		2,683,041

Medical Products — 0.6%
Becton Dickinson & Co.	9,500	794,010
Medtronic, Inc.	34,800	1,749,396

		2,543,406

Medical Supplies & Equipment — 0.8%
Alcon, Inc. (Switzerland)	5,900	843,936
Baxter International, Inc.	14,700	853,335
Gyrus Group PLC (United
Kingdom)*	3,703	45,701
Quest Diagnostics, Inc.	13,400	708,860
Straumann Holding AG (Switzerland)	1,243	342,823
Synthes, Inc. (Switzerland)	2,849	353,813
Zimmer Holdings, Inc.*	3,400	224,910

		3,373,378

Metals & Mining — 1.3%
ArcelorMittal (Luxembourg)	10,636	827,125
Arch Coal, Inc.	4,200	188,706
CONSOL Energy, Inc.	5,400	386,208
Freeport-McMoRan Copper & Gold,
Inc. (Class B Stock)	4,200	430,248
Patriot Coal Corp.*	1,610	67,202
Peabody Energy Corp.	38,600	2,379,304
Rio Tinto PLC (United Kingdom)	9,721	1,028,875
Sumitomo Metal Industries Ltd.
(Japan)	55,000	251,512

		5,559,180

Office Equipment — 0.2%
Canon, Inc. (Japan)	14,400	659,039
Ricoh Co. Ltd. (Japan)	20,000	365,127

		1,024,166

Oil & Gas — 8.2%
Apache Corp.	3,500	376,390
BP PLC (United Kingdom)	618,564	7,572,595
Centrica PLC (United Kingdom)	43,262	308,947
ChevronTexaco Corp.	10,300	961,299
ConocoPhillips	6,700	591,610
Eni SpA (Italy)	47,615	1,743,871
ENSCO International, Inc.	26,600	1,585,892
EOG Resources, Inc.	21,100	1,883,175
Exxon Mobil Corp.	13,600	1,274,184
Halliburton Co.	80,400	3,047,964
Lamprell Energy Ltd. (United Arab
Emirates)	17,781	152,198
Range Resources Corp.	6,200	318,432
Royal Dutch Shell PLC (Class B
Stock) (United Kingdom)	44,719	1,860,473
Schlumberger Ltd.	12,600	1,239,462
Sempra Energy	31,000	1,918,280
Southwestern Energy Co.*	5,200	289,744
Statoil ASA (Norway)	25,250	785,887
Tokyo Gas Co. Ltd. (Japan)	60,000	280,280
Total SA (France)	89,693	7,452,451
Transcanada Corp. (Canada)	9,300	382,007
Tullow Oil PLC (United Kingdom)	15,138	196,322
Weatherford International Ltd.*	14,100	967,260
XTO Energy, Inc.	10,375	532,860

		35,721,583

Paper & Forest Products — 0.7%
Smurfit Kappa Group (Ireland)*	16,955	277,464
Stora Enso Oyj (Class R Stock)
(Finland)	79,262	1,186,665
Svenska Cellulosa AB SCA
(Class B Stock) (Sweden)	74,500	1,319,818
UPM-Kymmene Oyj (Finland)	7,025	141,944

		2,925,891

Pharmaceuticals — 8.2%
Abbott Laboratories	4,700	263,905
Allergan, Inc.	69,000	4,432,560
AstraZeneca PLC (United Kingdom)	37,910	1,633,037
Bristol-Myers Squibb Co.	29,600	784,992
Celesio AG (Germany)	8,420	523,195
Cephalon, Inc.*	12,300	882,648
Express Scripts, Inc.*	9,400	686,200
Genentech, Inc.*	12,300	824,961
GlaxoSmithKline PLC (United
Kingdom)	141,513	3,602,897
Medco Health Solutions, Inc.*	24,900	2,524,860
Merck & Co., Inc.	60,300	3,504,033
Novartis AG (Switzerland)	73,318	4,021,594
Novo Nordisk A/S (Class B Stock)
(Denmark)	1,900	124,803
Pharmaceutical Product
Development, Inc.	12,300	496,551
Roche Holding AG (Switzerland)	37,381	6,458,264
Schering-Plough Corp.	25,100	668,664
Stada Arzneimittel AG (Germany)	8,067	495,954
Vectura Group PLC (United
Kingdom)*	23,508	25,386
Wyeth	87,500	3,866,625

		35,821,129

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Printing & Publishing — 0.4%
Centaur Media PLC (United
Kingdom)	46,814	$87,597
Daily Mail & General Trust PLC
(United Kingdom)	39,811	393,664
Reed Elsevier NV (Netherlands)	27,792	554,645
Reed Elsevier PLC (United
Kingdom)	64,592	873,682

		1,909,588

Real Estate — 0.1%
CB Richard Ellis Group, Inc.
(Class A Stock)*	3,400	73,270
Leopalace21 Corp. (Japan)	9,100	244,496
Quintain Estates & Development
PLC (United Kingdom)	7,636	78,281
Regus Group PLC (United Kingdom)	143,027	235,598

		631,645

Real Estate Investment Trust — 0.2%
Brixton PLC (United Kingdom)	41,011	240,624
Land Securities Group PLC (United
Kingdom)	8,955	268,457
Unibail-Rodamco Co. (France)	2,156	472,576

		981,657

Real Estate Operating Company — 0.1%
Sun Hung Kai Properties Ltd.
(Hong Kong)	23,000	483,082

Restaurants
Restaurant Group PLC (The)
(United Kingdom)	21,565	80,274

Retail — 0.4%
Chico’s FAS, Inc.*	49,000	442,470
Costco Wholesale, Inc.	17,200	1,199,872

		1,642,342

Retail & Merchandising — 1.3%
Abercrombie & Fitch Co.,
(Class A Stock)	4,500	359,865
American Eagle Outfitters, Inc.	19,600	407,092
DSG International PLC
(United Kingdom)	68,623	135,577
Esprit Holdings Ltd. (Hong Kong)	39,200	577,230
HMV Group PLC (United Kingdom)	100,486	238,033
J. Crew Group, Inc.*	15,200	732,792
Kesa Electricals PLC (United
Kingdom)	30,674	142,575
Kingfisher PLC (United Kingdom)	116,282	337,022
Metro AG (Germany)	19,611	1,646,938
Target Corp.	20,400	1,020,000

		5,597,124

Semiconductors — 2.7%
Analog Devices, Inc.	61,300	1,943,210
ASML Holding NV (Netherlands)*	60,192	1,906,171
Broadcom Corp. (Class A Stock)*	22,600	590,764
Intel Corp.	161,400	4,302,924
Linear Technology Corp.	27,900	888,057
LSI Logic Corp.*	98,200	521,442
Microchip Technology, Inc.	17,900	562,418
STMicroelectronics NV
(Netherlands)	13,277	190,234
Xilinx, Inc.	48,700	1,065,069

		11,970,289

Software — 1.6%
Adobe Systems, Inc.*	6,600	282,018
Microsoft Corp.	134,000	4,770,400
SAP AG (Germany)	36,121	1,876,368

		6,928,786

Steel Producers — 0.1%
JFE Holdings, Inc. (Japan)	6,700	335,966

Telecommunications — 6.2%
American Tower Corp. (Class A
Stock)*	7,300	310,980
AT &T, Inc.	49,200	2,044,752
BT Group PLC (United Kingdom)	83,066	450,996
Cisco Systems, Inc.*	46,200	1,250,634
Deutsche Telekom AG (Germany)	36,612	804,001
France Telecom SA (France)	122,596	4,412,933
KDDI Corp. (Japan)	40	295,963
Koninklijke KPN NV (Netherlands)	103,542	1,883,215
Neuf Cegetel (France)	2,716	137,394
Nokia Oyj (Finland)	38,599	1,496,623
NTT DoCoMo, Inc. (Japan)	271	446,150
QUALCOMM, Inc.	28,300	1,113,605
Research In Motion Ltd.*	6,400	725,760
SES SA, FDR (Luxembourg)	36,372	957,200
Sprint Nextel Corp.	253,200	3,324,516
Telekom Austria AG (Austria)	18,056	502,370
Telenor ASA (Norway)*	32,384	773,838
Vodafone Group PLC (United
Kingdom)	1,689,624	6,316,414

		27,247,344

Telecommunicatins Equipment — 0.3%
Telefonaktiebolaget LM Ericson
(Class B Stock) (Sweden)	551,960	1,296,378

Thrifts & Mortgage Finance — 0.3%
Freddie Mac	44,600	1,519,522

Tobacco — 0.3%
British American Tobacco PLC
(United Kingdom)	13,344	521,956
Japan Tobacco, Inc. (Japan)	106	626,751

		1,148,707

Trading Companies & Distributors — 0.3%
Wolseley PLC (United Kingdom)	87,468	1,291,927

Transportation — 2.2%
A P Moller – Maersk A/S (Class B
Stock) (Denmark)	46	490,662
Burlington Northern Santa Fe Corp.	38,400	3,196,032

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Transportation (cont’d.)
Canadian National Railway Co.
(Canada)	10,700	$505,755
Canadian Pacific Railway Ltd.
(Canada)	1,900	123,631
FedEx Corp.	26,800	2,389,756
Mitsui O.S.K. Lines Ltd. (Japan)	53,000	670,042
Ryder System, Inc.	16,300	766,263
TNT NV (Netherlands)	39,722	1,640,637

		9,782,778

Utilities — 1.4%
E. ON AG (Germany)	6,878	1,464,052
Eaga PLC (United Kingdom)*	8,329	27,937
Leaf Clean Energy Co. (United
Kingdom)*	52,127	110,509
Scottish & Southern Energy PLC
(United Kingdom)	28,664	934,621
Suez SA (France)	49,486	3,369,392

		5,906,511

TOTAL LONG-TERM INVESTMENTS
(cost $379,890,724)		370,337,377

SHORT-TERM INVESTMENT — 8.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $36,854,096)(w) (Note 4)	36,854,096	36,854,096

TOTAL INVESTMENTS(o) — 93.2%
(cost $416,744,820; Note 6)		407,191,473
Other assets in excess of liabilities(x) — 6.8%		29,860,188

NET ASSETS — 100.0%		437,051,661

The following abbreviations are used in portfolio descriptions:

FDR	Fiduciary Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HDK	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
*	Non-income producing security.
(o)	As of December 31, 2007, 33 securities representing $14,705,546 and 3.4% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.
(x)	Other assets in excess of liabilities includes unrealized appreciation (depreciation) on futures contracts, foreign currency contracts, interest rate and credit default swaps as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Futures contracts open at December 31, 2007:
Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Month	Date	2007	(Depreciation)

Long Positions:
342	10 Year Australian Government
	Treasury Bond	Mar 08	$206,705,013	$206,495,431	$(209,582)
30	Amsterdam Exchange Index	Jan 08	4,450,623	4,534,848	84,225
25	Euro-Bond	Mar 08	4,131,609	4,134,319	2,710

					(122,647	)(1)

Short Positions:
93	10 Year Canadian Bond	Mar 08	10,799,886	10,828,877	(28,991)
17	10 Year Japanese Government Bond	Mar 08	20,709,215	20,818,780	(109,565)
637	10 Year U.S. Treasury Bonds	Mar 08	71,777,859	72,229,828	(451,969)
420	Euro CAC 40 Index	Jan 08	34,031,514	34,513,355	(481,841)
174	DAX Index	Mar 08	50,438,616	51,798,434	(1,359,818)
407	DJ Euro Stoxx 50	Mar 08	25,774,098	26,390,704	(616,606)
62	FTSE 100 Index	Mar 08	7,830,999	7,966,598	(135,599)
256	FTSE/JSE Top 40 Index	Mar 08	9,808,336	10,027,839	(219,503)
228	Hang Seng China Index	Jan 08	23,268,141	23,611,717	(343,576)
51	Hang Seng Index	Jan 08	8,971,472	9,127,466	(155,994)
35	IBEX 35 Index	Jan 08	7,850,783	7,732,320	118,463
182	Long Gilt Future	Mar 08	39,289,204	39,935,226	(646,022)
58	MSCI Singapore Index ETS	Jan 08	3,320,963	3,427,337	(106,374)
37	MSCI Taiwan Index ETS	Jan 08	1,155,880	1,233,950	(78,070)
123	Nikkei 225 Index	Mar 08	17,473,124	16,790,494	682,630
394	OMXS30 Index	Jan 08	6,558,437	6,606,596	(48,159)
256	S&P 500 Index	Mar 08	94,192,661	94,540,800	(348,139)
21	S&P/MIB Index	Mar 08	5,925,040	5,975,130	(50,090)
178	S&P/TSE 60 Index	Mar 08	28,693,424	29,343,533	(650,109)
221	SPI 200 Index	Mar 08	30,113,882	30,795,511	(681,629)

					(5,710,961	)(1)

					$(5,833,608)

(1)	Cash of $20,208,475 has been segregated with the custodian to cover requirements for open futures contracts at December 31, 2007.

Forward foreign currency exchange contracts outstanding at December 31, 2007:

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Purchase Contracts		(000)	Date Payable	Value	(Depreciation)

Australian Dollar,
Expiring 5/29/08	AUD	8,745	$7,686,977	$7,595,003	$(91,974)
Japenese Yen,
Expiring 5/28/08	JPY	1,022,500	9,303,117	9,293,905	(9,212)
Expiring 5/29/08	JPY	3,446,400	32,574,669	31,328,621	(1,246,048)
Saudi Arabian Riyal,
Expiring 2/26/08	SAR	29,710	8,076,003	7,953,205	(122,798)
Singapore Dollar,
Expiring 5/29/08	SGD	8,050	5,629,764	5,640,873	11,109
Swedish Krona,
Expiring 5/29/08	SEK	196,310	31,162,296	30,382,276	(780,020)
Swiss Franc,
Expiring 5/29/08	CHF	46,880	42,735,884	41,722,959	(1,012,925)

			$137,168,710	$133,916,842	$(3,251,868)

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007 (continued):

		Notional			Unrealized
		Amount	Value at Settlement	Current	Appreciation
Sale Contracts		(000)	Date Receivable	Value	(Depreciation)

Australian Dollar,
Expiring 5/29/08	AUD	29,080	$25,002,257	$25,255,881	$(253,624)
British Pound,
Expiring 5/29/08	GBP	55,750	113,852,780	110,478,954	3,373,826
Canadian Dollar
Expiring 5/29/08	CAD	37,515	38,037,565	38,033,896	3,669
Euro,
Expiring 5/29/08	EUR	122,140	181,072,538	178,649,524	2,423,014
Hong Kong Dollar,
Expiring 2/26/08	HKD	39,435	5,081,895	5,068,610	13,285
Mexican Peso,
Expiring 5/29/08	MXN	14,220	1,275,336	1,287,221	(11,885)
New Zealand Dollar,
Expiring 5/29/08	NZD	22,260	16,990,094	16,820,375	169,719
Norwegian Krone,
Expiring 5/29/08	NOK	7,680	1,405,222	1,407,503	(2,281)
South African Rand,
Expiring 5/29/08	ZAR	11,790	1,671,487	1,675,919	(4,432)

			$384,389,174	$378,677,883	$5,711,291

Interest rate swap agreements outstanding at December 31, 2007:

	Termination		Notional	Fixed	Floating	Unrealized
Counterparty	Date		Amount#	Rate	Rate	Depreciation

Deutsche Bank(2)	07/27/37	GBP	14,000,000	5.12%	6 Month LIBOR	$(1,945,866)
JPMorganChase Bank(2)	07/31/37	JPY	830,000,000	2.63%	United Kingdom Retail Price Index	(320,713)
Merrill Lynch & Co., Inc.(1)	07/27/37	GBP	14,000,000	3.34%	United Kingdom Retail Price Index	(1,249,180)
Merrill Lynch & Co., Inc.(2)	09/06/37	GBP	5,000,000	5.01%	6 Month LIBOR	(517,312)
Merrill Lynch & Co., Inc.(1)	09/06/37	GBP	10,000,000	3.49%	United Kingdom Retail Price Index	(347,468)
Merrill Lynch & Co., Inc.(1)	12/10/17	CHF	5,000,000	3.33%	6 Month LIBOR	(6,776)
Morgan Stanley Capital Services, Inc.(2)	07/11/37	JPY	250,000,000	2.47%	6 Month LIBOR	(27,217)

						$(4,414,532)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:
				Reference	Unrealized
	Termination	Notional	Fixed	Entity/	Appreciation
Counterparty	Date	Amount#	Rate	Obligation	(Depreciation)

Deutsche Bank AG(1)	06/20/12	$20,000,000	2.75%	Dow Jones CDX HY-8 Index	$121,936
Deutsche Bank AG(2)	06/20/12	31,000,000	1.25%	Dow Jones CDX EM 7	(339,450)
Deutsche Bank AG(1)	12/20/12	10,500,000	3.75%	Dow Jones CDX HY-9 Index	(13,033)

					$(230,547)

(1)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund	8.4%
Pharmaceuticals	8.2
Oil & Gas	8.2
Financial - Bank & Trust	7.7
Telecommunications	6.2
Diversified Financial Services	3.9
Insurance	3.9
Semiconductors	2.7
Healthcare Services	2.3
Transportation	2.2
Electric	1.9
Entertainment & Leisure	1.9
Computer Hardware	1.7
Food	1.7
Beverages	1.7
Software	1.6
Internet Services	1.6
Automobile Manufacturers	1.6
Diversified Operation	1.5
Building Materials	1.4
Utilities	1.4
Retail & Merchandising	1.3
Metals & Mining	1.3
Industrial Manufacturing	1.3
Chemicals	1.2
Machinery & Equipment	1.2
Financial Services	1.1
Automotive Parts	1.0
Commercial Banks	0.9
Advertising	0.9
Computer Services & Software	0.8
Medical Supplies & Equipment	0.8
Paper & Forest Products	0.7
Media	0.6
Medical Products	0.6
Consumer Products & Services	0.5
Food & Staples Retailing	0.5
Broadcasting	0.4
Printing & Publishing	0.4
Cable Television	0.4
Retail	0.4
Aerospace	0.4
Thrifts & Mortgage Finance	0.3
Electronics	0.3
Telecommunications Equipment	0.3
Trading Companies & Distributors	0.3
Electronic Components & Equipment	0.3
Tobacco	0.3
Business Services	0.3
Gas Transmission & Distribution	0.3
Clothing & Apparel	0.3
Airlines	0.2
Office Equipment	0.2
Real Estate Investment Trust	0.2
Air Freight & Logistics	0.2
Education	0.2
Biotechnology	0.2
Internet	0.2
Real Estate	0.1
Construction	0.1
Containers & Packaging	0.1
Real Estate Operating Companies	0.1
Aerospace & Defense	0.1
Steel Producers	0.1
Lumber & Wood Products	0.1

93.2
Other assets in excess of liabilities	6.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST UBS DYNAMIC ALPHA PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $379,890,724)	$370,337,377
Affiliated investments (cost $36,854,096)	36,854,096
Cash	416,397
Deposit with broker	20,208,475
Foreign currency, at value (cost $11,503,253)	11,646,446
Unrealized appreciation on foreign currency forward contracts	5,994,622
Receivable for fund share sold	774,120
Dividends and interest receivable	605,640
Receivable for investments sold	191,832
Unrealized appreciation on swap agreements	121,936
Tax reclaim receivable	11,536
Prepaid expenses	4,286
Other assets	3,326

Total Assets	447,170,089

LIABILITIES:
Unrealized depreciation on swap agreements	4,767,015
Unrealized depreciation on foreign currency forward contracts	3,535,199
Payments received for swap agreements	1,148,419
Payable for investments purchased	358,948
Advisory fees payable	199,129
Accrued expenses and other liabilities	106,195
Shareholder servicing fees payable	3,365
Payable for fund share repurchased	158

Total Liabilities	10,118,428

NET ASSETS	$437,051,661

Net assets were comprised of:
Paid-in capital	$488,184,632
Retained earnings	(51,132,971)

Net assets, December 31, 2007	$437,051,661

Net asset value and redemption price per share, $437,051,661/31,745,116 outstanding shares of beneficial interest	$13.77

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $86,144 foreign withholding tax)	$3,018,630
Affiliated dividend income	2,084,693

5,103,323

EXPENSES
Advisory fees	2,279,905
Shareholder servicing fees and expenses	155,343
Custodian and accounting fees	151,000
Audit fee	22,000
Transfer agent’s	19,000
Trustees’ fees	12,000
Legal fees and expenses	6,000
Insurance expenses	4,000
Shareholders’ reports	3,000
Loan interest expense (Note 7)	1,634
Miscellaneous	14,523

Total expenses	2,668,405

NET INVESTMENT INCOME	2,434,918

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	36,543,172
Futures transactions	7,560,845
Swap agreements	507,254
Foreign currency transactions	(11,126,891)

33,484,380

Net change in unrealized appreciation (depreciation) on:
Investments	(30,069,652)
Futures	(5,833,608)
Swap agreements	(4,645,079)
Foreign currencies	2,470,712

(38,077,627)

NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES	(4,593,247)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(2,158,329)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,434,918	$3,259,694
Net realized gain on investment and foreign currency transactions	33,484,380	7,401,722
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,077,627)	8,671,811

NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS	(2,158,329)	19,333,227

DISTRIBUTIONS	(3,259,694)	(5,250,669)

FUND SHARE TRANSACTIONS:
Fund share sold [21,739,286 and 662,315 shares, respectively]	308,454,909	8,461,947
Fund share issued in reinvestment of distributions [232,172 and 414,091 shares, respectively]	3,259,694	5,250,669
Fund share repurchased [3,954,342 and 3,446,898 shares, respectively]	(55,467,607)	(43,803,913)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	256,246,996	(30,091,297)

TOTAL INCREASE (DECREASE) IN NET ASSETS	250,828,973	(16,008,739)
NET ASSETS:
Beginning of year	186,222,688	202,231,427

End of year	$437,051,661	$186,222,688

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
LONG-TERM INVESTMENTS — 72.3%	(Unaudited)	Rate		Date	(000)#	(Note 2)

BANK NOTES — 0.3%
Iconix Tl	NR	7.60	%(c)	05/01/14	$1,000	$942,500
Royalty Pharma TLB	NR	6.85	%(c)	05/15/14	500	496,146
Tribune Co Tl X	B2	6.451	%(c)	05/17/09	500	481,607

TOTAL BANK NOTES
(cost $1,928,623)						1,920,253

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
First Horizon Asset Securities, Inc., Series 2004-AR7,
Class A1	AAA(d)	5.323	%(c)	02/25/35	819	805,474
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class AABA	Aaa	4.68%		07/10/39	600	585,290
GS Mortgage Securities Corp. II, Series 2007-GG10,
Class A4	Aaa	5.993	%(c)	08/10/45	1,540	1,592,777
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	950	946,723
LB-UBS Commercial Mortgage Trust, Series 2006-C7,
Class A3	AAA(d)	5.347%		11/15/38	1,340	1,340,533
Morgan Stanley Capital I, Series 2006-IQI2, Class A4	AAA(d)	5.332%		12/15/43	1,570	1,567,660

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $6,751,252)						6,838,457

CORPORATE BONDS — 16.3%
Banks — 2.3%
Bank of America Corp., Sr. Notes	Aa1	6.00%		09/01/17	740	756,037
Bank of America Corp., Sr. Unsec’d. Notes	Aa1	5.375%		08/15/11	1,320	1,346,190
ICICI Bank Ltd., Unsec’d. Notes (India)	Baa2	6.375%		04/30/22	1,230	1,100,073
RSHB Capital SA for OJSC Russian Agricultural Bank, Bonds
(Luxembourg)	A3	6.299	%(c)	05/15/17	1,210	1,152,767
Shinsei Finance Cayman Ltd., Jr. Sub. Notes
(cost $1,703,255; purchased 11/30/07, 12/14/07)(f)(g)	Baa1	6.418	%(c)	01/29/49	2,010	1,706,518
TuranAlem Finance BV, Bank Gtd. Notes (Netherlands)	Ba1	8.25%		01/22/37	2,780	2,369,950
Wachovia Corp., Sub. Notes	A1	5.625%		10/15/16	4,220	4,160,781
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa1	5.25%		10/23/12	500	508,316
Wells Fargo & Co., Sr. Unsec’d. Notes	Aa1	5.30%		08/26/11	1,990	2,030,512
Wells Fargo Capital, Gtd. Notes	Aa2	5.95%		12/15/36	720	671,957

						15,803,101

Diversified Financial Services — 3.4%
Aiful Corp., Notes, 144A (Japan)
(cost $643,797; purchased 11/30/07)(f)(g)	Baa2	6.00%		12/12/11	680	651,305
American Express Co., Sub. Notes	A3	6.80%		09/01/66	1,230	1,247,176
American General Finance Corp., Notes, MTN	A1	6.90%		12/15/17	340	340,340
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.40%		10/02/17	1,950	1,884,012
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	4.125%		02/22/10	2,280	2,246,637
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	6.00%		08/15/17	490	499,917
Ford Motor Credit Co. LLC., Unsec’d. Notes	B1	7.375%		02/01/11	2,900	2,596,967
General Electric Capital Corp., Sr. Unsec’d. Notes	Aaa	6.00%		06/15/12	2,370	2,484,561
GMAC LLC, Unsub. Notes	Ba3	6.625%		05/15/12	5,000	4,156,585
JPMorgan Chase & Co., Sub. Notes	Aa3	5.15%		10/01/15	3,160	3,047,795
Lehman Brothers Holdings, Inc., Sub. Notes, MTN	A2	6.75%		12/28/17	1,040	1,071,927
Lehman Brothers Holdings, Inc., Sub. Notes	A2	6.50%		07/19/17	2,500	2,529,643
Resona Preferred Global Securities Cayman Ltd.,
Jr. Sub. Notes, 144A (cost $654,275;
purchased 11/30/07)(f)(g)	Baa1	7.191%		12/29/49	670	664,799

						23,421,664

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Electric — 1.0%
Dominion Resources, Inc. (VA), Sr. Unsec’d. Notes	Baa2	5.70%		09/17/12		$1,100	$1,129,553
Energy Future Holdings Corp., Gtd. Notes, 144A
(cost $1,783,438; purchased 12/10/07)(f)(g)	B3	10.875%		11/01/17		1,750	1,758,750
Energy Future Holdings Corp., Gtd. Notes, 144A
(cost $862,750; purchased 12/10/07)(f)(g)	B3	11.25%		11/01/17		850	858,500
FirstEnergy Corp., Unsub. Notes	Baa3	7.375%		11/15/31		1,430	1,569,050
Pacific Gas & Electric Co., Unsec’d. Notes	A3	6.05%		03/01/34		1,560	1,557,407

							6,873,260

Electronic Components — 0.2%
AES Corp. (The), Sr. Notes, 144A
(cost $1,638,500; purchased 12/11/07, 12/12/07)(f)(g)	B1	8.00%		10/15/17		1,600	1,636,000

Financial – Brokerage — 0.5%
Goldman Sachs Group LP, Notes	Aa3	4.50%		06/15/10		1,120	1,116,316
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Aa3	5.625%		01/09/12		1,970	2,003,977

							3,120,293

Financial Services — 1.5%
BAC Capital Trust XI, Bank Gtd. Notes	Aa2	6.625	%(c)	05/23/36		620	603,188
Goldman Sachs Capital II, Gtd. Notes	A2	5.793%		12/29/49		670	596,518
HSBC Finance Corp., Sr. Notes	Aa3	4.625%		09/15/10		2,260	2,247,952
RSHB Capital SA	A3	6.875	%(c)	11/30/10	RUB	57,874	2,366,479
Suntrust Capital VIII, Bank Gtd. Notes	A1	6.10%		12/15/36		2,340	1,947,397
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg)
(cost $2,321,550; purchased 12/03/07)(f)(g)	Baa2	7.875%		03/13/18		2,310	2,281,125

							10,042,659

Forest & Paper Products — 0.1%
Weyerhaeuser Co., Notes	Baa2	6.75%		03/15/12		850	892,618

Healthcare – Services — 0.5%
HCA, Inc., Sec’d. Notes	B2	9.625%		11/15/16		2,400	2,538,000
UnitedHealth Group, Inc., Notes, 144A
(cost $766,756; purchased 12/06/07)(f)(g)	Baa1	6.00%		11/15/17		760	770,103

							3,308,103

Insurance — 0.5%
American International Group, Inc., Jr. Sub. Notes	Aa3	6.25%		03/15/37		1,020	912,307
Metlife, Inc., Jr. Sub. Notes	Baa1	6.40%		12/15/36		1,700	1,558,035
Travelers Cos., Inc. (The), Jr. Sub. Debs.	Baa1	6.25	%(c)	03/15/37		1,330	1,247,257

							3,717,599

Lodging
Boyd Gaming Corp., Sr. Sub. Notes	B1	6.75%		04/15/14		340	323,850

Media — 1.1%
Comcast Corp., Gtd. Notes	Baa2	6.50%		01/15/15		3,890	4,060,335
Comcast Corp., Gtd. Notes	Baa2	6.50%		01/15/17		1,020	1,063,505
Time Warner Entertainment Co. LP, Sr. Notes	Baa2	8.375%		07/15/33		560	674,581
Time Warner, Inc., Gtd. Notes	Baa2	5.875%		11/15/16		700	695,699
Time Warner, Inc., Gtd. Notes	Baa2	6.50%		11/15/36		1,190	1,157,878

							7,651,998

Metals & Mining — 0.2%
Vale Overseas, Ltd., Gtd. Notes	Baa3	6.875%		11/21/36		1,320	1,335,327

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Oil & Gas — 1.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.45%	09/15/36	$4,080	$4,154,811
Hess Corp., Notes	Baa3	7.30%	08/15/31	980	1,100,805
Petrobras International Finance Co., Sr. Unsub. Notes	Baa1	6.125%	10/06/16	890	907,800
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	08/01/17	620	650,454
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	7.50%	04/15/12	1,020	1,115,010

					7,928,880

Oil,Gas & Consumable Fuels — 1.2%
ConocoPhillips Holdings Co., Sr. Notes	A1	6.95%	04/15/29	2,850	3,254,968
Intergas Finance BV, Bonds (Netherlands)	Baa1	6.375%	05/14/17	1,240	1,098,950
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, MTN	Baa2	6.95%	01/15/38	1,670	1,752,659
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%	06/15/35	1,890	1,992,124

					8,098,701

Pharmaceuticals — 0.4%
Cardinal Health, Inc., Sr. Unsub. Notes	Baa2	5.85%	12/15/17	1,250	1,251,818
Wyeth, Notes	A3	5.95%	04/01/37	1,290	1,293,422

					2,545,240

Pipelines — 0.2%
Williams Cos., Inc., Debs	Baa3	7.50%	01/15/31	1,450	1,558,750

Retail — 0.2%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.80%	02/15/18	1,230	1,269,821

Retail & Merchandising — 0.1%
CVS Caremark Corp., Pass-Through Certificates, 144A
(cost $1,020,000; purchased 12/05/07)(f)(g)	Baa2	6.943%	01/10/30	1,020	1,023,019

Telecommunications — 1.5%
America Movil SAB de CV, Gtd. Notes (Mexico)	A3	5.625%	11/15/17	460	449,464
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.30%	01/15/38	1,810	1,838,947
British Telecommunications PLC, Sr. Unsec’d. Notes
(United Kingdom)	Baa1	5.95%	01/15/18	770	776,110
Deutsche Telekom International Finance BV, Gtd. Notes
(Netherlands)	A3	5.75%	03/23/16	670	670,628
Royal KPN NV, Sr. Unsub. Notes (Netherlands)	Baa2	8.375%	10/01/30	1,500	1,798,545
Sprint Nextel Corp., Unsec’d. Notes	Baa3	6.00%	12/01/16	3,180	3,045,782
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.25%	10/01/15	1,330	1,295,751
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.375%	09/01/12	400	441,643

					10,316,870

Utilities — 0.2%
Duke Energy Carolinas LLC, Sr. Notes	A3	5.625%	11/30/12	1,280	1,328,493

Utilities – Electric — 0.1%
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	510	497,250

TOTAL CORPORATE BONDS
(cost $113,095,539)					112,693,496

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
FOREIGN GOVERNMENT BONDS — 1.0%	(Unaudited)	Rate		Date		(000)#	(Note 2)

Bank Negara Malaysia, Notes (Malaysia)	NR	Zero		03/13/08	MYR	4,350	$1,306,624
Brazil Notas Do Tesouro Nacional, Series F, Notes (Brazil)	NR	10.00	%(c)	01/01/12	BRL	6,924	3,546,722
Egypt Treasury Bills (Egypt)	NR	Zero		12/16/08	EGP	7,475	1,264,432
Russian Government International Bond, Unsub. Notes
(Russia)	Baa2	7.50%		03/31/30		$990	1,134,144

TOTAL FOREIGN GOVERNMENT BOND
(cost $7,225,492)							7,251,922

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 46.5%
Federal National Mortgage Assoc.		5.00%		TBA		111,600	108,879,750
Federal National Mortgage Assoc.		5.50%		TBA		17,300	17,521,648
Federal National Mortgage Assoc.		5.50%		TBA		67,800	67,715,250
Federal National Mortgage Assoc.		6.00%		TBA		11,600	11,868,250
Federal National Mortgage Assoc.		6.00%		TBA		75,000	76,148,400
Federal National Mortgage Assoc.		6.50%		TBA		22,000	22,611,864
Government National Mortgage Assoc.		6.00%		TBA		8,700	8,906,625
Government National Mortgage Assoc.		6.50%		TBA		8,700	8,982,750

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $323,039,001)							322,634,537

U.S. TREASURY OBLIGATIONS(k) — 7.0%
U.S. Inflation Index Bonds		2.375%		01/15/25		11,350	13,207,752
U.S. Treasury Bonds		5.00%		05/15/37		18,400	20,054,565
U.S. Treasury Notes		4.75%		08/15/17		14,630	15,451,796

TOTAL U.S. TREASURY OBLIGATIONS
(cost $49,059,453)							48,714,113

						Shares

PREFERRED STOCK — 0.2%
U.S. Government Agency Obligations
Federal National Mortgage Assoc. 8.25%
(cost $1,175,000)						47,000	1,210,250

TOTAL LONG-TERM INVESTMENTS
(cost $502,274,360)							501,263,028

SHORT-TERM INVESTMENT — 71.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series
(cost $498,244,612)(w)						498,244,612	498,244,612

TOTAL INVESTMENTS — 144.2%
(cost $1,000,518,972; Note 6)							999,507,640
Liabilities in excess of other assets(x) — (44.2)%							(306,578,572)

NET ASSETS — 100.0%							$692,929,068

The following abbreviations are used in portfolio descriptions:
144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note
TBA	To Be Announced
BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

GBP	British Pound
INR	Indian Rupee
MYR	Malaysian Ringgit
RUB	Russian Ruble
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)
Private placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $11,394,321. The aggregate value of $11,350,119 is approximately 1.6% of net assets.

(g)	Indicates a security that has been deemed illiquid.
(k)	Securities segregated as collateral for futures contracts.
(w)
Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series. This investment represents 71.9% of net assets, which is largely due to the utilization of cash available for purchased investments that have not yet settled.

(x)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts as follows:

Futures contracts open at December 31, 2007:
Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Month	Date	2007	(Depreciation)

Long Positions:
80	Euro-Bond	Mar 08	$13,537,728	$13,229,820	$(307,908)
400	90 Day Euro Futures	Mar 08	95,820,000	95,765,000	(55,000)
700	90 Day Euro Futures	Jun 08	168,458,750	168,446,250	(12,500)
2,017	5 Year US Note	Mar 08	222,049,156	222,437,281	388,125

					12,717

Short Positions:
564	10 Year US Bond	Mar 08	63,980,187	63,952,312	27,875
75	30 Year US Bond	Mar 08	8,759,688	8,728,125	31,563

					59,438

					$72,155

Forward foreign currency exchange contracts outstanding at December 31, 2007:
		Notional
		Amount	Value at Settlement	Current	Unrealized
Purchase Contracts		(000)	Date Payable	Value	Depreciation

Indian Rupee
Expiring 03/14/08	INR	37,055	$939,000	$937,010	$(1,990)
Expiring 03/17/08	INR	9,231	234,000	233,409	(591)

			$1,173,000	$1,170,419	$(2,581)

		Notional
		Amount	Value at Settlement	Current	Unrealized
Sales Contracts		(000)	Date Receivable	Value	Appreciation

British Pound
Expiring 02/12/08	GBP	2,444	$5,000,000	$4,859,413	$140,587
Euro
Expiring 02/12/08	EUR	3,393	5,000,001	4,963,942	36,059

			$10,000,001	$9,823,355	$176,646

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund	71.9%
U.S. Government Mortgage-Backed Obligations	46.7
U.S. Treasury Obligations	7.0
Diversified Financial Services	3.4
Banks	2.3
Telecommunications	1.5
Financial Services	1.5
Oil, Gas & Consumable Fuels	1.2
Oil & Gas	1.1
Media	1.1
Foreign Government Bonds	1.0
Electric	1.0
Collateralized Mortgage Obligations	1.0
Insurance	0.5
Healthcare – Services	0.5
Financial – Brokerage	0.5
Pharmaceuticals	0.4
Bank Notes	0.3
Electronic Components	0.2
Pipelines	0.2
Metals & Mining	0.2
Utilities	0.2
Retail	0.2
Retail & Merchandising	0.1
Forest & Paper Products	0.1
Utilities – Electric	0.1

144.2
Liabilities in excess of other assets	(44.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments at value:
Unaffiliated investments (cost $502,274,360)	$501,263,028
Affiliated investments (cost $498,244,612)	498,244,612
Cash	7,313,120
Foreign currency, at value (cost $14,140)	14,287
Receivable for fund share sold	7,496,219
Dividends and interest receivable	4,403,269
Receivable for investments sold	1,352,531
Due from broker-varation margin	491,183
Unrealized appreciation on foreign currency
forward contracts	176,646

Total Assets	1,020,754,895

LIABILITIES:
Payable for investments purchased	327,244,517
Payable to custodian	355,582
Advisory fees payable	147,453
Accrued expenses and other liabilities	63,747
Payable for fund share repurchased	6,790
Shareholder servicing fees payable	5,157
Unrealized depreciation on foreign currency
forward contracts	2,581

Total Liabilities	327,825,827

NET ASSETS	$692,929,068

Net assets were comprised of:
Paid-in capital	$691,396,844
Retained earnings	1,532,224

Net assets, December 31, 2007	$692,929,068

Net asset value and redemption price per share, $692,929,068/69,284,711 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS
For the Period November 19, 2007* through December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$1,823,827
Unaffiliated interest	738,784

2,562,611

EXPENSES
Advisory fees	329,316
Audit fee	34,000
Shareholder servicing fees and expenses	32,931
Custodian and accounting fees	23,000
Transfer agent’s	23,000
Trustees’ fees	2,000
Legal fees and expenses	1,000
Miscellaneous	3,731

Total expenses	427,978

NET INVESTMENT INCOME	2,134,633

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(296,746)
Futures transactions	485,127
Foreign currency transactions	3,568

191,949

Net change in unrealized appreciation (depreciation) on:
Investments	(1,011,332)
Futures	72,155
Foreign currencies	144,819

(794,358)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(602,409)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,532,224

STATEMENT OF CHANGES IN NET ASSETS
November 19, 2007*
through
December 31,
2007

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,134,633
Net realized gain on investment and foreign currency transactions	191,949
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(794,358)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,532,224

FUND SHARE TRANSACTIONS:
Fund share sold [69,569,431 shares]	694,235,628
Fund share repurchased [284,720 shares]	(2,838,784)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	691,396,844

TOTAL INCREASE IN NET ASSETS	692,929,068
NET ASSETS:
Beginning of period	—

End of period	$692,929,068

*Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A326

NOTES TO THE FINANCIAL STATEMENTS OF
ADVANCED SERIES TRUST

1. General

Advanced Series Trust (formerly known as American Skandia Trust) (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2007 issued 49 classes of shares of beneficial interest (collectively the “Portfolios”).

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investments objectives:

AST Advanced Strategies Portfolio (“Advanced Strategies”): Highest level of absolute return. The Portfolio invests its assets in a diversified allocation of domestic and international equity securities and domestic and international fixed-income securities.

AST Aggressive Asset Allocation Portfolio (“Aggressive Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

AST AllianceBernstein Core Value Portfolio (“AllianceBernstein Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

AST AllianceBernstein Growth & Income Portfolio (“AllianceBernstein Growth & Income”): Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST AllianceBernstein Managed Index 500 Portfolio (“AllianceBernstein Managed Index 500”): Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500. The Board of Trustees have, subject to approval by the shareholders of the Portfolio, approved the change in the objective of the Portfolio to long-term capital appreciation. The said change will be effective on or about April 28, 2008.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

AST American Century Strategic Allocation Portfolio (“American Century Strategic Allocation”), formerly known as AST American Century Strategic Balanced Portfolio: Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 65% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 35% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 80% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 20% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Growth Asset Allocation Portfolio (“CLS Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest

B1

primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Moderate Asset Allocation Portfolio (“CLS Moderate Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return by investing primarily in equity securities of real estate companies.

AST Conservative Asset Allocation Portfolio (“Conservative Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 55% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 45% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST DeAM Large-Cap Value Portfolio (“DeAM Large-Cap Value”): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

AST DeAM Small-Cap Value Portfolio (“DeAM Small-Cap Value”): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”): Long-Term capital growth balanced by current income. The Portfolio invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation”): Long-Term capital growth. The Portfolio invests approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed-income securities.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Capital growth by investing primarily in equity securities.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST High Yield Portfolio (“High Yield”), formerly known as AST Goldman Sachs High Yield: High current income and may consider potential for capital appreciation. The portfolio invests in high yield fixed income securities that, at the time of purchase, are non-investment grade securities.

AST Horizon Growth Asset Allocation Portfolio (“Horizon Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST International Growth Portfolio (“International Growth”): Long-term capital growth by investing primarily in equity securities of foreign companies.

AST International Value Portfolio (“International Value”): Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

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AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”): Capital growth by investing primarily in equity securities of foreign companies.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation by investing, under normal circumstances, at least 80% of its assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth by investing primarily in common stocks with the majority of the portfolio’s assets in large capitalization stocks.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST MFS Growth Portfolio (“MFS Growth”): Long-term capital growth and future income by investing primarily in common stocks and related securities.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”): Capital growth by investing in readily marketable equity securities.

AST Money Market Portfolio (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Mid-Cap Value Portfolio (“Neuberger Berman Mid-Cap Value”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Small-Cap Growth Portfolio (“Neuberger Berman Small-Cap Growth”, formerly known as AST DeAM Small-Cap Growth Portfolio): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

AST Niemann Capital Growth Asset Allocation Portfolio (“Niemann Capital Growth Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from three to six years.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”): Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”): Capital growth by investing in common stocks of small capitalization companies.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

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AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

AST UBS Dynamic Alpha Portfolio (“UBS Dynamic Alpha”), formerly known as Global Allocation Portfolio: Maximize total return by investing in multiple asset classes on a global basis utilizing sophisticated asset allocation and currency management techniques.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): The investment objective of the Western Asset Core Plus Bond Portfolio will be to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2007, Advanced Strategies, American Century Strategic Allocation, Federated Aggressive Growth, First Trust Balanced Target, First Trust Capital Appreciation Target, International Growth, International Value, JPMorgan International Equity, Marsico Capital Growth, MFS Global Equity, MFS Growth, T. Rowe Price Asset Allocation, T. Rowe Price Natural Resources, and UBS Dynamic Alpha Portfolios held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value.

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Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets, and the AllianceBernstein Core Value Portfolio and the AllianceBernstein Managed Index 500 Portfolio, which are limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Portfolios (except for Money Market) may either purchase or write options. Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

B5

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No.140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

B6

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: The Portfolios may enter into interest rate swap agreements, forward spread lock swap agreements, credit default swap agreements and total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. The Portfolios may enter swap agreements as either the protection buyer or protection seller. Some Portfolios may enter into total return swaps to manage their exposure to a security or an index. In a total return swap, cash flows are exchanged based on a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. The market-linked return may include, among other things, the total return of a security or an index. These agreements involve elements of credit and market risk. Risks include the possibility that no liquid market exists for these obligations, the counterparty may default on its obligation, or unfavorable changes may exist in the security or index underlying the swap. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing

B7

a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the Portfolios securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Distributions: Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”);the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alliance Capital Management L.P. for AllianceBernstein Core Value, AllianceBernstein Growth & Income, and AllianceBernstein Managed Index 500;

American Century Investment Management, Inc. for American Century Income & Growth and American Century Strategic Allocation;

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Clear Bridge Advisors for a portion of Small-Cap Value;

CLS Investment Firm, LLC for CLS Growth Asset Allocation and CLS Moderate Asset Allocation;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Deutsche Asset Management, Inc. for DeAM Large-Cap Value and DeAM Small-Cap Value;

Dreman Value Management for a portion of Small-Cap Value and a portion of Large-Cap Value;

Eagle Asset Management for a portion of Small-Cap Growth;

Earnest Partners LLC, for a portion of Mid-Cap Value;

Federated Equity Management Company of Pennsylvania and Federated MDTA LLC for Federated Aggressive Growth;

First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, Goldman Sachs Mid-Cap Growth;

Horizon Investments, LLC for Horizon Growth Asset Allocation and Horizon Moderate Asset Allocation;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of Small-Cap Value and a portion of Large-Cap Value;

Lee Munder Investments Ltd. for a portion of Small-Cap Value;

Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

LSV Asset Management for portion of International Value and a portion of Advanced Strategies;

Marsico Capital Management LLC for Marsico Capital Growth and a portion of Advanced Strategies and a portion of International Growth;

Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth, Neuberger Berman Small-Cap Growth and for a portion of Small-Cap Growth;

Niemann Capital Management, Inc. for Niemann Capital Growth Asset Allocation;

Pacific Investment Management Company LLC for High Yield, PIMCO Total Return Bond and PIMCO Limited Maturity Bond and a portion of Advanced Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies Portfolio and manages the Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, Conservative Asset Allocation, and Preservation Asset Allocation;

Prudential Investment Management, Inc. (“PIM”), for Money Market;

Thornburg for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Large-Cap Growth Fund, and T. Rowe Price Natural Resources and a portion of Advanced Strategies;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

UBS Global Asset Management (Americas), Inc. for UBS Dynamic Alpha (formerly AST Global Allocation) (beginning May 1, 2007);

WEDGE Capital Management, LLP, for a portion Mid-Cap Value;

Western Asset Management Company for Western Asset Core Plus Bond;

William Blair & Company, LLC for a portion of International Growth and a portion of Advanced Strategies.

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Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory	Effective Advisory		Expense
	Fees	Fees		Limitations

Advanced Strategies	0.85%	0.85%		N/A
Aggressive Asset Allocation	0.15%	0.15%		—	†
AllianceBernstein Core Value	0.75%	0.75%		—	†
AllianceBernstein Growth & Income	0.75%	0.75%		—	†
AllianceBernstein Managed Index 500	0.60%	0.60%		0.80%
American Century Income & Growth	0.75%	0.75%		—	†
American Century Strategic Allocation	0.85%	0.85%		1.25%
Balanced Asset Allocation	0.15%	0.15%		—	†
Capital Growth Asset Allocation	0.15%	0.15%		—	†
CLS Growth Asset Allocation	0.30%	—%	†††	0.40%
CLS Moderate Asset Allocation	0.30%	—%	†††	0.40%
Cohen & Steers Realty	1.00%	1.00%		1.45%
Conservative Asset Allocation	0.15%	0.15%		—	†
DeAM Large-Cap Value	0.85%	0.85%		—	†
DeAM Small-Cap Value	0.95%	0.95%		1.14%
Federated Aggressive Growth	0.95%	0.95%		—	†
First Trust Balanced Target	0.85%	0.85%		N/A
First Trust Capital Appreciation Target	0.85%	0.85%		N/A
Goldman Sachs Concentrated Growth	0.90%	0.76%		0.86%
Goldman Sachs Mid-Cap Growth	1.00%	1.00%		1.12%
Goldman Sachs Small-Cap Value	0.95%	0.95%		—	†
High Yield Bond	0.75%	0.75%		0.88%
Horizon Growth Asset Allocation	0.30%	—%	†††	0.40%
Horizon Moderate Asset Allocation	0.30%	—%	†††	0.40%
International Growth	1.00%	1.00%		1.75%
International Value	1.00%	1.00%		1.50%
JPMorgan International Equity	1.00% first $75 million	0.87%		1.01%
	0.85% in excess of $75 million
Large-Cap Value	0.75%	0.75%		1.20%
Lord Abbett Bond-Debenture	0.80%	0.78%		0.88%
Marsico Capital Growth	0.90%	0.90%		1.35%
MFS Global Equity	1.00%	0.99%		1.18%
MFS Growth	0.90%	0.90%		1.35%
Mid-Cap Value	0.95%	0.95%		1.45%
Money Market	0.50%	0.47%		0.56%
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion	0.90%		1.25%
	0.85% in excess of $1 billion
Neuberger Berman Mid-Cap Value	0.90% first $1 billion	0.89%		1.25%
	0.85% in excess of $1 billion
Neuberger Berman Small-Cap Growth	0.95%	0.95%		—	†
Niemann Capital Growth Asset Allocation	0.30%	—%	†††	0.40%
PIMCO Limited Maturity Bond	0.65%	0.65%		1.05%
PIMCO Total Return Bond	0.65%	0.65%		1.05%	†
Preservation Asset Allocation	0.15%	0.15%		—	†
Small-Cap Growth	0.90%	0.90%		—	†
Small-Cap Value	0.90%	0.90%		—	†
T. Rowe Price Asset Allocation	0.85%	0.85%		1.25%

B10

	Advisory	Effective Advisory	Expense
	Fees	Fees	Limitations

T. Rowe Price Global Bond	0.80%	0.80%	— †
T. Rowe Price Large-Cap Growth	0.90% first $1 billion	0.88%	1.45%
	0.85% in excess of $1 billion
T. Rowe Price Natural Resources	0.90%	0.90%	1.35%
UBS Dynamic Alpha	1.00%	0.81%	N/A
Western Asset Core Plus Bond	0.70%	0.70%	N/A

† Expense limitations are as noted in table below.

	January 1 through
	June 30, 2007	Effective July 1, 2007
	Expense Limitations	Expense Limitations

Aggressive Asset Allocation	0.20%	N/A
AllianceBernstein Core Value	1.25%	N/A
AllianceBernstein Growth & Income	1.25%	N/A
American Century Income & Growth	1.25%	N/A
Balanced Asset Allocation	0.20%	N/A
Capital Growth Asset Allocation	0.20%	N/A
Conservative Asset Allocation	0.20%	N/A
DeAM Large-Cap Value	1.25%	N/A
Federated Aggressive Growth	1.35%	N/A
Goldman Sachs Small-Cap Value	1.35%	N/A
Neuberger Berman Small-Cap Growth	1.35%	N/A
Preservation Asset Allocation	0.20%	N/A
Small-Cap Growth	1.07%	N/A
Small-Cap Value	1.30%	N/A
T. Rowe Price Global Bond	1.75%	N/A

†† Expense limitation is contractual, effective July 1, 2007 through June 30, 2008.
††† The advisory fee amount waived exceeds the advisory fee for the current reporting period.

The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	Effective November 19, 2007

	(% of the average
	daily net assets)

			In Excess
	First $100	Next $100	of $200
	million	million	million

CLS Growth Asset Allocation	0.00%	0.05%	0.10%
CLS Moderate Asset Allocation	0.00%	0.05%	0.10%

			In Excess
	First $250	Next $500	of $750
	million	million	million

Horizon Growth Asset Allocation	0.00%	0.05%	0.10%
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%
Niemann Capital Growth Asset Allocation	0.00%	0.05%	0.10%

4. Other Transactions with Affiliates

The Trust, excluding Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, Niemann Capital Growth Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”) pursuant to which it pays PALAC a shareholder servicing fee at an annual rate of 0.07% of each Portfolio’s average daily net assets.

B11

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2007, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM

Advanced Strategies	$127,275
AllianceBernstein Core Value	54,052
AllianceBernstein Growth & Income	266,654
AllianceBernstein Managed Index 500	67,374
American Century Income & Growth	107,535
American Century Strategic Allocation	26,418
DeAM Large-Cap Value	44,770
DeAM Small-Cap Value	116,558
Federated Aggressive Growth	1,000,427
First Trust Balanced Target	157,161
First Trust Capital Appreciation Target	280,986
Goldman Sachs Concentrated Growth	93,488
Goldman Sachs Mid-Cap Growth	156,971
Goldman Sachs Small-Cap Value	95,924
High Yield	193,545
International Growth	101,209
JPMorgan International Equity	4,178
Large-Cap Value	263,996
Lord Abbett Bond-Debenture	153,570
Marsico Capital Growth	859,758
MFS Global Equity	2,974
MFS Growth	51,042
Mid-Cap Value	41,556
Neuberger Berman Mid-Cap Growth	345,376
Neuberger Berman Mid-Cap Value	805,210
Neuberger Berman Small-Cap Growth	103,088
Small-Cap Growth	152,897
Small-Cap Value	706,349
T. Rowe Price Asset Allocation	142,885
T. Rowe Price Global Bond	30,914
T. Rowe Price Large-Cap Growth	357,140
T. Rowe Price Natural Resources	168,856

For the year ended December 31, 2007, Prudential Equity Group LLC and Wachovia Securities LLC, both affiliates of PI, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

	Prudential	Wachovia
Portfolio	Equity Group LLC	Securities LLC

Advanced Strategies	$47,729	$—
AllianceBernstein Core Value	—	176
AllianceBernstein Managed Index 500	3,408	—
American Century Income & Growth	3,808	—
American Century Strategic Allocation	883	—
Cohen & Steers Realty	—	116
Large Cap Value	15,744	—
Neuberger Berman Mid-Cap Value	665	—
Small Cap Growth	—	163
Small Cap Value	3,134	—

B12

5. Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2007 were as follows:

	Cost of	Proceeds
	Purchases	from Sales

Advanced Strategies	$1,170,493,333	$480,362,576
Aggressive Asset Allocation	358,030,318	204,072,009
AllianceBernstein Core Value	100,112,965	146,562,267
AllianceBernstein Growth & Income	3,129,715,999	2,728,679,849
AllianceBernstein Managed Index 500	121,313,785	212,175,428
American Century Income & Growth	198,984,630	269,391,439
American Century Strategic Allocation	241,286,603	231,264,489
Balanced Asset Allocation	2,887,662,592	1,131,481,296
Capital Growth Asset Allocation	4,267,558,786	1,749,946,890
CLS Growth Asset Allocation	18,784,832	5,747,296
CLS Moderate Asset Allocation	8,826,537	1,043,321
Cohen & Steers Realty	235,286,238	429,114,723
Conservative Asset Allocation	1,109,183,291	383,124,423
DeAM Large-Cap Value	766,943,386	787,592,588
DeAM Small-Cap Value	167,447,383	190,571,957
Federated Aggressive Growth	827,344,754	812,012,810
First Trust Balanced Target	1,119,267,000	353,995,857
First Trust Capital Appreciation Target	1,519,394,019	495,443,376
Goldman Sachs Concentrated Growth	285,849,831	424,315,829
Goldman Sachs Mid-Cap Growth	261,095,972	323,717,382
Goldman Sachs Small-Cap Value	91,557,028	149,495,632
High Yield	392,061,744	616,240,893
Horizon Growth Asset Allocation	5,415,979	535,511
Horizon Moderate Asset Allocation	2,822,820	81,665
International Growth	2,090,700,357	2,161,828,375
International Value	924,665,520	638,129,765
JPMorgan International Equity	80,249,751	148,029,125
Large-Cap Value	1,786,187,438	1,608,089,351
Lord Abbett Bond-Debenture	187,223,302	250,201,588
Marsico Capital Growth	3,171,120,340	2,474,565,824
MFS Global Equity	66,665,971	149,779,899
MFS Growth	987,470,639	1,097,331,772
Mid-Cap Value	127,274,768	55,162,331
Neuberger Berman Mid-Cap Growth	559,676,611	539,077,550
Neuberger Berman Mid-Cap Value	816,038,723	1,073,406,382
Neuberger Berman Small-Cap Growth	490,357,694	528,886,570
Niemann Capital Growth Asset Allocation	7,411,697	2,598,703
PIMCO Limited Maturity Bond	323,590,130	31,258,333
PIMCO Total Return Bond	1,868,980,671	182,285,647
Preservation Asset Allocation	690,482,782	335,533,723
Small-Cap Growth	66,501,180	90,366,825
Small-Cap Value	597,266,897	651,322,741
T. Rowe Price Asset Allocation	582,235,131	215,520,704
T. Rowe Price Global Bond	588,360,536	397,956,135
T. Rowe Price Large-Cap Growth	1,640,355,651	1,134,364,942
T. Rowe Price Natural Resources	446,006,992	219,955,347
UBS Dynamic Alpha Portfolio	593,909,167	409,528,055
Western Asset Core Plus Bond	130,159,752	—

B13

Written options transactions, during the year ended December 31, 2007, were as follows:

	PIMCO Total Return Bond		PIMCO Limited Maturity

	Number of		Number of
	Contracts/Swap		Contracts/Swap
	Notional Amount	Premium	Notional Amount	Premium

Balance at beginning of year	1,228,300,000	$9,492,324	26,700,000	$393,218
Written options	1,373,634,540	6,677,886	104,000,000	52,962
Written swap options	1,135,700,000	12,813,738	65,700,000	654,059
Expired options	(1,273,934,540)	(5,924,391)	—	—
Expired swap options	(18,200,000)	(267,201)	(12,600,000)	(218,741)
Closed options	(527,400,000)	(3,701,512)	(14,100,000)	(174,476)
Closed swap options	(770,100,000)	(6,211,600)	—	—

Balance at end of year	1,148,000,000	$12,879,245	169,700,000	$707,022

	Advanced Strategies		High Yield Bond

	Number of		Number of
	Contracts/Swap		Contracts/Swap
	Notional Amount	Premium	Notional Amount	Premium

Balance at beginning of year	41,100,000	$385,316	—	$—
Written options	351,675,000	4,883,971	275,900,000	5,195,301
Expired options	(89,375,000)	(332,946)	—	—
Closed options	(59,300,000)	(209,545)	—	—

Balance at end of year	244,100,000	$4,726,796	275,900,000	$5,195,301

At December 31, 2007, High Yield, PIMCO Total Return Bond, PIMCO Limited Maturity and Advanced Strategies had sufficient cash and/or securities at least equal to the value of written options.

6. Tax Information

For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. After January 2, 2006, the Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prior to January 2, 2006 each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

7. Line of Credit

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies, is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The Portfolios pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Portfolios paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

B14

The following Portfolios utilized the line of credit during the year ended December 31, 2007. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

	Average
	Outstanding	Average	Number	Outstanding
	During the	Interest	of Days	Borrowings at
Portfolio	Period	Rate	Outstanding	December 31, 2007

AllianceBernstein Core Value	$3,501,250	5.37%	60	—
AllianceBernstein Growth & Income	1,000,000	4.98%	1	—
AllianceBernstein Managed Index 500	2,773,684	5.49%	38	—
American Century Income & Growth	2,050,000	5.46%	10	—
CLS Growth Allocation	2,200,000	4.96%	3	—
Cohen & Steers Realty	3,710,768	5.52%	112	—
DeAM Large-Cap Value	1,410,000	5.06%	12	—
DeAM Small-Cap Value	1,771,429	5.25%	7	—
Federated Aggressive Growth	1,386,741	5.15%	27	—
First Trust Capital Appreciation Target	16,220,000	5.42%	6	—
Goldman Sachs Concentrated Growth	1,447,073	5.13%	41	—
Goldman Sachs Mid-Cap Growth	2,672,659	5.35%	41	—
International Growth	14,000,000	5.22%	6	—
International Value	3,814,546	5.04%	55	—
JPMorgan International Equity	3,571,235	5.46%	34	—
Large-Cap Value	4,790,909	5.69%	22	—
Lord Abbett Bond-Debenture	17,699,200	5.17%	25	—
MFS Global Equity	4,769,304	5.60%	46	—
MFS Growth	6,022,500	5.74%	4	—
Neuberger Berman Mid-Cap Growth	3,644,286	5.74%	21	—
Neuberger Berman Mid-Cap Value	5,530,000	5.48%	10	—
Neuberger Berman Small-Cap Growth	1,113,286	5.50%	35	—
Small-Cap Growth	630,000	4.93%	7	—
Small-Cap Value	2,657,129	5.26%	62	—
T. Rowe Price Natural Resources	5,241,176	5.54%	17	—
UBS Dynamic Alpha	2,765,000	5.32%	4	—

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of December 31, 2007, more than 99% of each Portfolio was owned of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

10. Other

The Board of Trustees have approved the merger of the Prudential Series Fund (PSF) SP AIM Core Equity Portfolio into the AST Marsico Capital Growth Portfolio, PSF SP Large Cap Value Portfolio into AST Large Cap Value Portfolio, PSF SP Small Cap Growth Portfolio into AST Small Cap Growth Portfolio, and PSF SP T. Rowe Price Large Cap Growth Portfolio into AST T. Rowe Price Large Cap Growth Portfolio. The mergers are subject to the approval by the shareholders of the respective funds.

11. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No.157, “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B15

Financial Highlights

	AST Advanced Strategies Portfolio

	Year		March 20, 2006(d)
	Ended		through
	December 31,		December 31,
	2007		2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.80		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.17		0.09
Net realized and unrealized gain on investments	0.85		0.71

Total from investment operations	1.02		0.80

Less Distributions:	(0.06)		—

Net Asset Value, end of period	$11.76		$10.80

Total Return(a)	9.41%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,538.6		$651.2
Ratios to average net assets(e):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00	%(f)	1.09	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00	%(f)	1.09	%(c)
Net investment income	2.55%		2.39	%(c)
Portfolio turnover rate	310%		212	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(f)	Includes interest expense of 0.01%.

	AST Aggressive Asset Allocation Portfolio

	Year Ended		December 5, 2005(e)
	December 31,		Through
			December 31,
	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.55	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.02	—	(d)
Net realized and unrealized gain on investments	1.09	1.52	0.01

Total from investment operations	1.14	1.54	0.01

Less Distributions:	(0.09)	—	—

Net Asset Value, end of period	$12.60	$11.55	$10.01

Total Return(a)	9.84%	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$573.2	$378.1	$36.4
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.18%	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.18%	0.20%	2.41	%(c)
Net investment income (loss)	0.48%	0.33%	(0.20)	%(c)
Portfolio turnover rate	41%	35%	3	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST AllianceBernstein Core Value Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.95	$12.45	$12.25	$11.17		$8.77

Income (Loss) From Investment Operations:
Net investment income	0.27	0.19	0.18	0.12		0.18
Net realized and unrealized gain (loss) on investments	(0.77)	2.32	0.47	1.38		2.28

Total from investment operations	(0.50)	2.51	0.65	1.50		2.46

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.15)	(0.15)		(0.06)
Distributions from net realized gains	—	—	(0.30)	(0.27)		—
Distributions	(0.88)	(1.01)	—	—		—

Total dividends and distributions	(0.88)	(1.01)	(0.45)	(0.42)		(0.06)

Net Asset Value, end of year	$12.57	$13.95	$12.45	$12.25		$11.17

Total Return(a)	(3.56%)	21.34%	5.51%	13.92%		28.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$386.3	$459.1	$290.2	$287.5		$192.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.86%	0.89%	0.94%	1.04	%(b)	1.14	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.86%	0.89%	0.94%	1.04	%(b)	1.14	%(b)
Net investment income	1.91%	1.80%	1.43%	1.48%		1.55%
Portfolio turnover rate	23%	23%	29%	33%		90%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.50	$20.21	$19.52	$17.71		$13.57

Income (Loss) From Investment Operations:
Net investment income	0.31	0.27	0.19	0.24		0.14
Net realized and unrealized gain on investments	0.86	3.22	0.73	1.70		4.19

Total from investment operations	1.17	3.49	0.92	1.94		4.33

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.23)	(0.13)		(0.19)
Distributions from net realized gains	—	—	—	—		—
Distributions	(1.05)	(0.20)	—	—		—

Total dividends and distributions	(1.05)	(0.20)	(0.23)	(0.13)		(0.19)

Net Asset Value, end of year	$23.62	$23.50	$20.21	$19.52		$17.71

Total Return(a)	4.99%	17.27%	4.77%	11.01%		32.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,480.3	$3,005.9	$2,802.7	$2,152.2		$1,836.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.83%	0.84%	0.85%	0.90	%(b)	0.97	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.83%	0.86%	0.88%	0.93	%(b)	0.99	%(b)
Net investment income	1.28%	1.22%	1.09%	1.36%		1.01%
Portfolio turnover rate	82%	63%	70%	50%		62%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST AllianceBernstein Managed Index 500 Portfolio

	Year Ended December 31,

	2007(c)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.63	$12.23	$11.97	$10.98		$8.75

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.12	0.15		0.11
Net realized and unrealized gain on investments	0.09	1.35	0.29	0.94		2.24

Total from investment operations	0.28	1.53	0.41	1.09		2.35

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.15)	(0.10)		(0.12)
Distributions	(0.21)	(0.13)	—	—		—

Total dividends and distributions	(0.21)	(0.13)	(0.15)	(0.10)		(0.12)

Net Asset Value, end of year	$13.70	$13.63	$12.23	$11.97		$10.98

Total Return(a)	2.08%	12.60%	3.54%	9.98%		27.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$370.7	$458.2	$512.6	$561.7		$541.5
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.72%	0.74%	0.77%	0.81	%(b)	0.84	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.72%	0.74%	0.77%	0.81	%(b)	0.84	%(b)
Net investment income	1.33%	1.24%	1.00%	1.27%		1.03%
Portfolio turnover rate	29%	32%	25%	41%		45%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
	AST American Century Income & Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.71	$13.68	$13.30	$11.95		$9.41

Income (Loss) From Investment Operations:
Net investment income	0.30	0.26	0.25	0.21		0.15
Net realized and unrealized gain (loss) on investments	(0.32)	2.02	0.35	1.28		2.51

Total from investment operations	(0.02)	2.28	0.60	1.49		2.66

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.22)	(0.14)		(0.12)
Distributions	(0.30)	(0.25)	—	—		—

Total dividends and distributions	(0.30)	(0.25)	(0.22)	(0.14)		(0.12)

Net Asset Value, end of year	$15.39	$15.71	$13.68	$13.30		$11.95

Total Return(a)	(0.11)%	16.86%	4.63%	12.59%		28.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$307.2	$385.0	$393.3	$453.9		$305.8
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.86%	0.90%	0.93%	0.99	%(b)	0.99	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.86%	0.90%	0.93%	0.99	%(b)	0.99	%(b)
Net investment income	1.29%	1.61%	1.64%	1.86%		1.46%
Portfolio turnover rate	55%	63%	70%	99%		81%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST American Century Strategic Allocation Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.01	$14.29	$13.89	$12.92		$11.14
Income (Loss) From Investment Operations:
Net investment income	0.30	0.32	0.26	0.21		0.18
Net realized and unrealized gain on investments	1.04	1.02	0.37	0.94		1.87

Total from investment operations	1.34	1.34	0.63	1.15		2.05

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.23)	(0.18)		(0.27)
Distributions	(1.02)	(0.62)	—	—		—

Total dividends and distributions	(1.02)	(0.62)	(0.23)	(0.18)		(0.27)

Net Asset Value, end of year	$15.33	$15.01	$14.29	$13.89		$12.92

Total Return(a)	8.99%	9.67%	4.61%	8.99%		18.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$214.6	$175.3	$205.4	$233.7		$235.8
Ratios to average net assets(c):
Expenses After Advisory Fee Waivers	1.10%	1.04%	1.05%	1.09	%(b)	1.11	%(b)
Expenses Before Advisory Fee Waivers	1.10%	1.06%	1.08%	1.12	%(b)	1.11	%(b)
Net investment income	1.91%	1.92%	1.70%	1.56%		1.57%
Portfolio turnover rate	223%	178%	204%	218%		145%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.
	AST Balanced Asset Allocation Portfolio

	Year Ended		December 5, 2005(e)
	December 31,		through
			December 31,
	2007(f)	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.09	—	(d)
Net realized and unrealized gain on investments	0.93	1.05	0.04

Total from investment operations	1.07	1.14	0.04

Less Distributions:	(0.07)	—	—

Net Asset Value, end of period	$12.18	$11.18	$10.04

Total Return(a)	9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,135.0	$3,005.3	$216.3
Ratios to average net assets(g):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.17%	0.58	%(c)
Net investment income (loss)	1.15%	0.85%	(0.20)	%(c)
Portfolio turnover rate	28%	22%	2	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio

	Year Ended		December 5, 2005(e)
	December 31,		through
			December 31,
	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.04	—(d)
Net realized and unrealized gain on investments	1.06	1.30	0.02

Total from investment operations	1.14	1.34	0.02

Less Distributions:	(0.06)	—	—

Net Asset Value, end of period	$12.44	$11.36	$10.02

Total Return(a)	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.17%	0.54	%(c)
Net investment income (loss)	0.93%	0.57%	(0.20)	%(c)
Portfolio turnover rate	33%	21%	1	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
	AST CLS Growth Asset Allocation Portfolio

	November 19, 2007(d)
	Through
	December 31, 2007(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10
Net realized and unrealized gain on investments	1.43

Total from investment operations	1.53

Net Asset Value, end of period	$11.53

Total Return(a)	15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.5
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.53	%(c)(g)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	5.73	%(c)
Net investment income	7.84	%(c)
Portfolio turnover rate	80	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(g)	Includes loan interest expense of 0.13%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST CLS Moderate Asset Allocation Portfolio

	November 19, 2007(d)
	Through
	December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.11
Net realized and unrealized gain on investments	0.05

Total from investment operations	0.06

Net Asset Value, end of period	$10.06

Total Return(a)	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.9
Ratios to average net assets(e):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.40	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	8.31	%(c)
Net investment income	9.31	%(c)
Portfolio turnover rate	19	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(f)	Calculated based on average shares outstanding during the period.
	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.86	$17.78	$17.17	$12.91		$10.05

Income (Loss) From Investment Operations:
Net investment income	0.49	0.48	0.59	0.41		0.49
Net realized and unrealized gain (loss) on investments	(4.61)	5.54	1.58	4.36		3.02

Total from investment operations	(4.12)	6.02	2.17	4.77		3.51

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.26)	(0.32)		(0.41)
Distributions from net realized gains	—	—	(1.30)	(0.19)		(0.24)
Distributions	(4.62)	(2.94)	—	—		—

Total dividends and distributions	(4.62)	(2.94)	(1.56)	(0.51)		(0.65)

Net Asset Value, end of year	$12.12	$20.86	$17.78	$17.17		$12.91

Total Return(a)	(19.90)%	36.73%	14.82%	37.95%		37.43%
Ratios/Supplemental Data:
Net assets, end ofyear (in millions)	$271.6	$563.0	$410.3	$423.5		$289.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.12%	1.13%	1.09%	1.12	%(b)	1.24	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.12%	1.13%	1.18%	1.23	%(b)	1.24	%(b)
Net investment income	2.46%	2.73%	3.27%	3.49%		5.43%
Portfolio turnover rate	54%	36%	32%	32%		34%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Conservative Asset Allocation Portfolio

	Year Ended		December 5, 2005(e)
	December 31,		through
			December 31,
	2007(f)	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.09	—	(d)
Net realized and unrealized gain on investments	0.87	0.95	0.04

Total from investment operations	1.04	1.04	0.04

Less Distributions:	(0.06)	—	—

Net Asset Value, end of period	$12.06	$11.08	$10.04

Total Return(a)	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,622.2	$785.2	$51.7
Ratios to average net assets(g):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.19%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.19%	2.02	%(c)
Net investment income (loss)	1.48%	0.90%	(0.20	)%(c)
Portfolio turnover rate	32%	32%	2	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
	AST DeAM Large-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.56	$12.50	$11.54	$9.85		$7.85

Income (Loss) From Investment Operations:
Net investment income	0.25	0.13	0.14	0.11		0.09
Net realized and unrealized gain (loss) on investments	(0.09)	2.40	0.93	1.67		1.98

Total from investment operations	0.16	2.53	1.07	1.78		2.07

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.11)	(0.09)		(0.07)
Distributions	(1.16)	(1.47)	—	—		—

Total dividends and distributions	(1.16)	(1.47)	(0.11)	(0.09)		(0.07)

Net Asset Value, end of year	$12.56	$13.56	$12.50	$11.54		$9.85

Total Return(a)	1.18%	21.73%	9.33%	18.17%		26.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.6	$349.5	$174.1	$191.9		$133.8
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.96%	1.00%	1.01%	0.99	%(b)	0.99	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.96%	1.00%	1.07%	1.11	%(b)	1.09	%(b)
Net investment income	1.52%	1.53%	1.20%	1.24%		1.13%
Portfolio turnover rate	218%	167%	233%	189%		161%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST DeAM Small-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.44	$11.95	$12.85	$11.10	$7.75

Income (Loss) From Investment Operations:
Net investment income	0.19	0.09	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments	(2.59)	2.20	0.06	2.31	3.33

Total from investment operations	(2.40)	2.29	0.12	2.34	3.36

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.02)	(0.02)	(0.01)
Distributions from net realized gains	—	—	(1.00)	(0.57)	—
Distributions	(1.94)	(0.80)	—	—	—

Total dividends and distributions	(1.94)	(0.80)	(1.02)	(0.59)	(0.01)

Net Asset Value, end of year	$9.10	$13.44	$11.95	$12.85	$11.10

Total Return(a)	(17.70)%	19.95%	1.19%	22.11%	43.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$77.7	$120.6	$108.6	$111.8	$52.0
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.08%	1.05%	1.13%(b)	1.15	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.18%	1.19%	1.28%(b)	1.36	%(b)
Net investment income	1.29%	0.76%	0.50%	0.47%	0.62%
Portfolio turnover rate	165%	195%	226%	215%	193%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.49	$10.46	$10.41	$8.61		$5.09

Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.05)	(0.04)	(0.07)		(0.05)
Net realized and unrealized gain on investments	1.28	1.39	0.90	2.03		3.57

Total from investment operations	1.27	1.34	0.86	1.96		3.52

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(0.81)	(0.16)		—
Distributions	(1.21)	(0.31)	—	—		—

Total dividends and distributions	(1.21)	(0.31)	(0.81)	(0.16)		—

Net Asset Value, end of year	$11.55	$11.49	$10.46	$10.41		$8.61

Total Return(a)	11.12%	12.91%	9.44%	23.07%		69.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$743.6	$643.9	$554.0	$347.7		$187.6
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.09%	1.12%	1.19	%(b)	1.22	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.09%	1.12%	1.19	%(b)	1.22	%(b)
Net investment loss	(0.07)%	(0.43)%	(0.66)%	(0.88)%		(0.99)%
Portfolio turnover rate	115%	58%	39%	81%		96%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST First Trust Balanced Target Portfolio

	Year	March 20, 2006(d)
	Ended	through
	December 31,	December 31,
	2007(e)	2006(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.72	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.31	0.23
Net realized and unrealized gain on investments	0.61	0.49

Total from investment operations	0.92	0.72

Less Distributions:	(0.05)	—

Net Asset Value, end of period	$11.59	$10.72

Total Return(a)	8.56%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,339.8	$525.3
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.96%	1.06	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.96%	1.06	%(c)
Net investment income	2.70%	2.87	%(c)
Portfolio turnover rate	38%	5	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
	AST First Trust Capital Appreciation Target Portfolio

	Year	March 20, 2006(d)
	Ended	through
	December 31,	December 31,
	2007(e)	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.19	0.06
Net realized and unrealized gain on investments	1.02	0.56

Total from investment operations	1.21	0.62

Less Distributions:	(0.03)	—

Net Asset Value, end of period	$11.80	$10.62

Total Return(a)	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,676.8	$577.9
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.96%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.96%	1.04	%(c)
Net investment income	1.68%	1.71	%(c)
Portfolio turnover rate	47%	6	%(b)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Goldman Sachs Concentrated Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$24.44	$22.22	$21.62	$20.85		$16.71

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03	(0.01)	— (c)	0.10		(0.05)
Net realized and unrealized gain on investments	3.39	2.23	0.71	0.67		4.25

Total from investment operations	3.42	2.22	0.71	0.77		4.20

Less Dividends From Net Investment Income:	—	—	(0.11)	—		(0.06)

Net Asset Value, end of year	$27.86	$24.44	$22.22	$21.62		$20.85

Total Return(a)	13.99%	9.99%	3.32%	3.69%		25.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$590.4	$644.7	$755.1	$968.8		$1,151.2
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.86%	0.92%	0.97%	1.04	%(b)	1.06	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.06%	1.11	%(b)	1.13	%(b)
Net investment income (loss)	0.11%	(0.04)%	(0.01)%	0.43%		(0.26)%
Portfolio turnover rate	46%	39%	40%	18%		21%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$4.91	$4.62	$4.41	$3.79		$2.88

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	(0.02)		(0.01)
Net realized and unrealized gain on investments	0.98	0.32	0.23	0.64		0.92

Total from investment operations	0.95	0.29	0.21	0.62		0.91

Net Asset Value, end of year	$5.86	$4.91	$4.62	$4.41		$3.79

Total Return(a)	19.35%	6.28%	4.76%	16.36%		31.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$324.1	$316.3	$394.8	$276.7		$160.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waivers	1.12%	1.12%	1.12%	1.20	%(b)	1.31	%(b)
Expenses Before Advisory Fee Waivers	1.12%	1.15%	1.18%	1.32	%(b)	1.41	%(b)
Net investment loss	(0.38)%	(0.54)%	(0.62)%	(0.48)%		(0.54)%
Portfolio turnover rate	81%	67%	71%	54%		59%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.18	$18.53	$21.45	$18.12		$12.96

Income (Loss) From Investment Operations:
Net investment income	0.17	0.09	0.09	0.11		0.08
Net realized and unrealized gain (loss) on investments	(1.18)	2.83	0.64	3.50		5.19

Total from investment operations	(1.01)	2.92	0.73	3.61		5.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.07)	(0.04)		(0.11)
Distributions from net realized gains	—	—	(3.58)	(0.24)		—
Distributions	(5.45)	(3.27)	—	—		—

Total dividends and distributions	(5.45)	(3.27)	(3.65)	(0.28)		(0.11)

Net Asset Value, end of year	$11.72	$18.18	$18.53	$21.45		$18.12

Total Return(a)	(5.12)%	17.24%	4.98%	20.18%		41.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$149.0	$226.2	$258.8	$323.1		$343.4
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.08%	1.13%	1.17%	1.22	%(b)	1.26	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.08%	1.13%	1.17%	1.22	%(b)	1.26	%(b)
Net investment income	0.88%	0.46%	0.45%	0.48%		0.40%
Portfolio turnover rate	48%	59%	48%	61%		67%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST High Yield Portfolio

	Year Ended December 31,

	2007(c)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.41	$8.29	$8.95	$8.77		$7.89

Income (Loss) From Investment Operations:
Net investment income	0.59	0.53	0.83	0.70		0.62
Net realized and unrealized gain (loss) on investments	(0.39)	0.28	(0.74)	0.19		0.95

Total from investment operations	0.20	0.81	0.09	0.89		1.57

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.75)	(0.71)		(0.69)
Distributions	(0.86)	(0.69)	—	—		—

Total dividends and distributons	(0.86)	(0.69)	(0.75)	(0.71)		(0.69)

Net Asset Value, end of year	$7.75	8.41	$8.29	$8.95		$8.77

Total Return(a)	2.48%	10.35%	1.12%	11.08%		21.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$413.4	$648.1	$611.2	$804.6		$868.5
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.87%	0.89%	0.93%	0.93	%(b)	0.93	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.87%	0.90%	0.94%	0.93	%(b)	0.93	%(b)
Net investment income	6.94%	6.94%	7.32%	7.15%		7.56%
Portfolio turnover rate	125%	131%	52%	66%		65%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Horizon Growth Asset Allocation Portfolio

	November 19, 2007(d)
	through
	December 31, 2007(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10
Net realized and unrealized gain on investments	0.11

Total from investment operations	0.21

Net Asset Value, end of period	$10.21

Total Return(a)	2.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4.9
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.40	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	15.01	%(c)
Net investment income	8.82	%(c)
Portfolio turnover rate	20	%(b)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	AST Horizon Moderate Asset Allocation Portfolio

	November 19, 2007(d)
	through
	December 31, 2007(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.15
Net realized and unrealized gain on investments	0.05

Total from investment operations	0.20

Net Asset Value, end of period	$10.20

Total Return(a)	2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.8
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.40	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	27.13	%(c)
Net investment income	12.80	%(c)
Portfolio turnover rate	5	%(b)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST International Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.55	$13.85	$12.01	$10.44		$7.46

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.08	0.07	0.06		(0.06)
Net realized and unrealized gain on investments	2.95	2.80	1.90	1.62		3.04

Total from investment operations	3.13	2.88	1.97	1.68		2.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.13)	(0.11)		—
Distributions	(1.42)	(0.18)	—	—		—

Total dividends and distributions	(1.42)	(0.18)	(0.13)	(0.11)		—

Net Asset Value, end of year	$18.26	$16.55	$13.85	$12.01		$10.44

Total Return(a)	19.05%	20.97%	16.56%	16.15%		39.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,773.4	$2,280.5	$1,811.2	$1,342.9		$641.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waivers	1.11%	1.10%	1.08%	1.15	%(b)	1.24	%(b)
Expenses Before Advisory Fee Waivers	1.11%	1.15%	1.18%	1.26	%(b)	1.34	%(b)
Net investment income	0.97%	0.55%	0.48%	0.31%		0.46%
Portfolio turnover rate	85%	111%	82%	94%		88%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST International Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.84	$14.92	$13.31	$11.15		$8.38

Income (Loss) From Investment Operations:
Net investment income	0.30	0.16	0.23	0.13		0.11
Net realized and unrealized gain on investments	3.05	3.91	1.57	2.19		2.71

Total from investment operations	3.35	4.07	1.80	2.32		2.82

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.19)	(0.16)		(0.05)
Distributions	(0.20)	(0.15)	—	—		—

Total dividends and distributions	(0.20)	(0.15)	(0.19)	(0.16)		(0.05)

Net Asset Value, end of year	$21.99	$18.84	$14.92	$13.31		$11.15

Total Return(a)	17.81%	27.45%	13.71%	21.04%		33.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,536.3	$1,038.6	$258.6	$193.7		$172.1
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.12%	1.13%	1.13%	1.22	%(b)	1.12	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.12%	1.13%	1.26%	1.37	%(b)	1.27	%(b)
Net investment income	1.70%	2.03%	2.11%	1.08%		1.22%
Portfolio turnover rate	46%	108%	30%	242%		138%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST JPMorgan International Equity Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$24.37	$20.10	$18.31	$15.81		$12.22

Income (Loss) From Investment Operations:
Net investment income	0.39	0.36	0.24	0.22		0.14
Net realized and unrealized gain on investments	1.92	4.18	1.75	2.46		3.56

Total from investment operations	2.31	4.54	1.99	2.68		3.70

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.20)	(0.18)		(0.11)
Distributions	(0.40)	(0.27)	—	—		—

Total dividends and distributions	(0.40)	(0.27)	(0.20)	(0.18)		(0.11)

Net Asset Value, end of year	$26.28	$24.37	$20.10	$18.31		$15.81

Total Return(a)	9.49%	22.79%	11.01%	17.11%		30.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.0	$524.2	$469.4	$379.6		$339.0
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.02%	1.07%	1.13	%(b)	1.14	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.07%	1.13	%(b)	1.14	%(b)
Net investment income	1.50%	1.54%	1.41%	1.34%		1.02%
Portfolio turnover rate	16%	16%	7%	91%		50%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.16	$17.57	$16.66	$14.66		$12.55

Income (Loss) From Investment Operations:
Net investment income	0.34	0.18	0.21	0.18		0.24
Net realized and unrealized gain (loss) on investments	(0.94)	2.99	0.85	2.05		2.18

Total from investment operations	(0.60)	3.17	1.06	2.23		2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.15)	(0.23)		(0.31)
Distributions	(0.79)	(0.58)	—	—		—

Total dividends and distributions	(0.79)	(0.58)	(0.15)	(0.23)		(0.31)

Net Asset Value, end of year	$18.77	$20.16	$17.57	$16.66		$14.66

Total Return(a)	(2.99)%	18.46%	6.46%	15.45%		19.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,137.4	$2,151.3	$785.2	$636.8		$640.1
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.83%	0.86%	0.88%	0.90	%(b)	0.98	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.83%	0.86%	0.91%	0.94	%(b)	0.98	%(b)
Net investment income	1.78%	1.74%	1.41%	1.05%		1.50%
Portfolio turnover rate	78%	94%	92%	127%		100%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST Lord Abbett Bond-Debenture Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.67	$11.33	$11.83	$11.44		$10.07

Income (Loss) From Investment Operations:
Net investment income	0.84	0.71	0.43	0.53		0.44
Net realized and unrealized gain (loss) on investments	(0.13)	0.35	(0.31)	0.29		1.37

Total from investment operations	0.71	1.06	0.12	0.82		1.81

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.49)	(0.39)		(0.44)
Distributions from net realized gains	—	—	(0.13)	(0.04)		—
Distributions	(0.79)	(0.72)	—	—		—

Total dividends and distributions	(0.79)	(0.72)	(0.62)	(0.43)		(0.44)

Net Asset Value, end of year	$11.59	$11.67	$11.33	$11.83		$11.44

Total Return(a)	6.09%	9.80%	1.16%	7.42%		18.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$513.5	$594.7	$668.5	$431.5		$346.4
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.89%	0.91%	0.97	%(b)	1.04	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91%	0.94%	0.97%	1.02	%(b)	1.04	%(b)
Net investment income	5.73%	5.52%	5.10%	5.15%		6.31%
Portfolio turnover rate	49%	43%	46%	49%		84%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.45	$19.08	$17.86	$15.44		$11.72

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.05	0.01	—	(c)	(0.02)
Net realized and unrealized gain on investments	2.99	1.33	1.21	2.42		3.74

Total from investment operations	3.06	1.38	1.22	2.42		3.72

Less Distributions:	(0.04)	(0.01)	—	—		—

Net Asset Value, end of year	$23.47	$20.45	$19.08	$17.86		$15.44

Total Return(a)	14.97%	7.24%	6.83%	15.67%		31.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,544.5	$4,194.2	$3,296.1	$2,295.0		$1,710.6
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	1.00%	1.00%	1.05	%(b)	1.10	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	1.01%	1.03%	1.07	%(b)	1.11	%(b)
Net investment income (loss)	0.36%	0.26%	0.07%	(0.01)%		(0.21)%
Portfolio turnover rate	52%	58%	66%	72%		82%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

Financial Highlights

	AST MFS Global Equity Portfolio

	Year Ended December 31,

	2007(d)		2006		2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.60		$12.98		$12.11	$10.25		$8.08

Income (Loss) From Investment Operations:
Net investment income	0.12		0.25		0.08	0.04		0.02
Net realized and unrealized gain on investments	1.24		2.71		0.82	1.84		2.17

Total from investment operations	1.36		2.96		0.90	1.88		2.19

Less Dividends and Distributions:
Dividends from net investment income	—		—		(0.03)	(0.02)		(0.02)
Distributions	(2.15)		(1.34)		—	—		—

Total dividends and distributions	(2.15)		(1.34)		(0.03)	(0.02)		(0.02)

Net Asset Value, end of year	$13.81		$14.60		$12.98	$12.11		$10.25

Total Return(a)	9.40%		24.30%		7.57%	18.39%		27.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.9		$250.6		$152.7	$166.3		$102.9
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.20	%(e)	1.21	%(e)	1.26%	1.35	%(b)	1.40	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.21%		1.25%		1.26%	1.35	%(b)	1.40	%(b)
Net investment income	0.77%		2.33%		0.58%	0.41%		0.32%
Portfolio turnover rate	31%		47%		49%	48%		54%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.02% for the year ended December 31, 2007 and 0.01% for the year ended December 31, 2006.

	AST MFS Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$9.42	$8.59	$8.08	$7.30		$5.94

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	—	—	—		(0.01)
Net realized and unrealized gain on investments	1.40	0.83	0.51	0.78		1.37

Total from investment operations	1.42	0.83	0.51	0.78		1.36

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (c)	—		—
Distributions	— (c)	—	—	—		—

Total dividends and distributions	— (c)	—	— (c)	—		—

Net Asset Value, end of year	$10.84	$9.42	$8.59	$8.08		$7.30

Total Return(a)	15.11%	9.66%	6.32%	10.69%		22.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$406.9	$450.4	$557.4	$534.9		$593.3
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.02%	1.05%	1.08	%(b)	1.25	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.03%	1.08%	1.11	%(b)	1.25	%(b)
Net investment income (loss)	0.21%	0.03%	0.00%	0.01%		(0.20)%
Portfolio turnover rate	241%	210%	200%	201%		262%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C16

Financial Highlights

	AST Mid-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10	$12.63	$12.03	$10.46		$7.77

Income (Loss) From Investment Operations:
Net investment income	0.09	0.07	0.07	0.04		0.04
Net realized and unrealized gain on investments	0.24	1.59	0.58	1.56		2.72

Total from investment operations	0.33	1.66	0.65	1.60		2.76

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.05)	(0.03)		(0.07)
Distributions	(0.37)	(2.19)	—	—		—

Total dividends and distributions	(0.37)	(2.19)	(0.05)	(0.03)		(0.07)

Net Asset Value, end of year	$12.06	$12.10	$12.63	$12.03		$10.46

Total Return(a)	2.75%	14.24%	5.43%	15.32%		35.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4	$151.5	$161.2	$195.4		$181.9
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.09%	1.16%	1.17%	1.21	%(b)	1.20	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.09%	1.16%	1.17%	1.21	%(b)	1.20	%(b)
Net investment income	0.90%	0.52%	0.45%	0.40%		0.41%
Portfolio turnover rate	27%	26%	109%	27%		30%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST Money Market Portfolio

	Year Ended December 31,

	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Net Investment Income	0.05	0.04	—	(c)	0.01		—	(c)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(c)	(0.01)		—	(c)
Distributions from net realized gains	—	—	—	(c)	—		—	(c)
Distributions	(0.05)	(0.04)	—		—		—

Total dividends and distributions	(0.05)	(0.04)	—	(c)	(0.01)		—	(c)

Net Asset Value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return(a)	4.90%	4.57%	2.73%		0.84%		0.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,969.2	$1,692.1	$1,639.6		$1,359.2		$1,762.1
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.57%	0.58%		0.58	%(b)	0.59	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.61%	0.63%		0.63	%(b)	0.64	%(b)
Net investment income	4.79%	4.53%	2.69%		0.81%		0.63%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C17

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.42	$16.15	$14.23	$12.26		$9.39

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.05)	(0.05)	(0.09)		(0.09)
Net realized and unrealized gain on investments	4.14	2.32	1.97	2.06		2.96

Total from investment operations	4.09	2.27	1.92	1.97		2.87

Net Asset Value, end of year	$22.51	$18.42	$16.15	$14.23		$12.26

Total Return(a)	22.20%	14.06%	13.49%	16.07%		30.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$869.7	$659.0	$718.1	$400.6		$360.0
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.01%	1.04%	1.15	%(b)	1.17	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.04%	1.08%	1.16	%(b)	1.17	%(b)
Net investment loss	(0.27)%	(0.28)%	(0.58)%	(0.71)%		(0.83)%
Portfolio turnover rate	70%	33%	105%	90%		150%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST Neuberger Berman Mid-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$19.37	$20.45	$21.30	$17.80		$13.09

Income (Loss) From Investment Operations:
Net investment income	0.23	0.13	0.10	0.03		0.02
Net realized and unrealized gain on investments	0.35	1.92	2.08	3.94		4.72

Total from investment operations	0.58	2.05	2.18	3.97		4.74

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.03)	(0.02)		(0.03)
Distributions from net realized gains	—	—	(3.00)	(0.45)		—
Distributions	(3.07)	(3.13)	—	—		—

Total dividends and distributions	(3.07)	(3.13)	(3.03)	(0.47)		(0.03)

Net Asset Value, end of year	$16.88	$19.37	$20.45	$21.30		$17.80

Total Return(a)	3.17%	10.75%	12.05%	22.84%		36.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,001.8	$1,229.5	$1,479.0	$1,309.8		$1,027.4
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	1.00%	1.01%	1.09	%(b)	1.15	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	1.00%	1.03%	1.10	%(b)	1.15	%(b)
Net investment income	1.00%	0.59%	0.52%	0.17%		0.15%
Portfolio turnover rate	71%	61%	103%	68%		70%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C18

Financial Highlights

	AST Neuberger Berman Small-Cap Growth Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$9.03	$8.38	$8.35	$7.63		$5.17

Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.04)	(0.06)	(0.06)		(0.01)
Net realized and unrealized gain on investments	1.75	0.69	0.09	0.78		2.47

Total from investment operations	1.69	0.65	0.03	0.72		2.46

Net Asset Value, end of year	$10.72	$9.03	$8.38	$8.35		$7.63

Total Return(a)	18.72%	7.76%	0.36%	9.44%		47.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$208.9	$214.4	$256.9	$340.8		$403.4
Ratios to average net assets(c):
Expenses After Advisory Fee Waivers	1.07%	1.07%	1.07%	1.02	%(b)	1.02	%(b)
Expenses Before Advisory Fee Waivers	1.07%	1.11%	1.15%	1.17	%(b)	1.17	%(b)
Net investment loss	(0.65)%	(0.37)%	(0.62)%	(0.66)%		(0.19)%
Portfolio turnover rate	241%	199%	150%	145%		185%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.

	AST Niemann Capital Growth Asset Allocation Portfolio

	November 19, 2007(d)
	through
	December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08
Net realized and unrealized loss on investments	(0.05)

Total from investment operations	0.03

Net Asset Value, end of period	$10.03

Total Return(a)	0.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.0
Ratios to average net assets(e):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.40	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	13.22	%(c)
Net investment income	7.12	%(c)
Portfolio turnover rate	97	%(b)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C19

Financial Highlights

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2007(d)		2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.18		$11.10	$11.12	$11.37		$11.36

Income (Loss) From Investment Operations:
Net investment income	0.51		0.52	0.27	0.17		0.22
Net realized and unrealized gain (loss) on investments	0.24		(0.11)	(0.09)	0.06		0.14

Total from investment operations	0.75		0.41	0.18	0.23		0.36

Less Dividends and Distributions:
Dividends from net investment income	—		—	(0.14)	(0.35)		(0.22)
Distributions from net realized gains	—		—	(0.06)	(0.13)		(0.13)
Distributions	(0.57)		(0.33)	—	—		—

Total dividends and distributions	(0.57)		(0.33)	(0.20)	(0.48)		(0.35)

Net Asset Value, end of year	$11.36		$11.18	$11.10	$11.12		$11.37

Total Return(a)	6.80%		3.82%	1.63%	2.07%		3.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,227.7		$1,366.9	$1,683.2	$1,232.8		$1,005.9
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.76	%(e)	0.76%	0.76%	0.79	%(b)	0.82	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.76	%(e)	0.77%	0.80%	0.82	%(b)	0.82	%(b)
Net investment income	4.45%		4.04%	2.86%	1.65%		1.74%
Portfolio turnover rate	135%		140%	153%	103%		208%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.
(e)	Includes interest expense of 0.01%.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2007(e)		2006		2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.43		$11.45		$12.01	$11.99		$12.24

Income (Loss) From Investment Operations:
Net investment income	0.55		0.28		0.52	0.23		0.35
Net realized and unrealized gain (loss) on investments	0.40		0.11		(0.23)	0.36		0.27

Total from investment operations	0.95		0.39		0.29	0.59		0.62

Less Dividends and Distributions:
Dividends from net investment income	—		—		(0.45)	(0.48)		(0.43)
Distributions from net realized gains	—		—		(0.40)	(0.09)		(0.44)
Distributions	(0.28)		(0.41)		—	—		—

Total dividends and distributions	(0.28)		(0.41)		(0.85)	(0.57)		(0.87)

Net Asset Value, end of year	$12.10		$11.43		$11.45	$12.01		$11.99

Total Return(a)	8.31%		3.74%		2.50%	4.96%		5.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,775.5		$3,347.2		$1,790.7	$2,318.2		$2,107.9
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.74	%(c)	0.77	%(c)	0.79%	0.78	%(b)	0.78	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.74	%(c)	0.77	%(c)	0.80%	0.81	%(b)	0.80	%(b)
Net investment income	4.67%		4.30%		3.62%	2.08%		2.85%
Portfolio turnover rate	297%		238%		238%	253%		222%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)
The expense ratio reflects the interest and fees expense related to the liablility for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.74% for the year ended December 31, 2007 and 0.76% for the year ended December 31, 2006.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(e)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C20

Financial Highlights

	AST Preservation Asset Allocation Portfolio

	Year Ended		December 5, 2005(e)
	December 31,		through
			December 31,
	2007(f)	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.10	—	(d)
Net realized and unrealized gain on investments	0.75	0.68	0.06

Total from investment operations	0.97	0.78	0.06

Less Distributions:	(0.03)	—	—

Net Asset Value, end of period	$11.78	$10.84	$10.06

Total Return(a)	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$714.4	$309.4	$13.7
Ratios to average net assets(g):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.18%	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.18%	0.23%	6.28	%(c)
Net investment income (loss)	1.95%	0.92%	(0.19	)%(c)
Portfolio turnover rate	67%	70%	6	%(b)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.08	$14.28	$14.07	$15.12		$10.41

Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.08)	(0.08)	(0.14)		(0.09)
Net realized and unrealized gain (loss) on investments	1.21	1.88	0.29	(0.91)		4.80

Total from investment operations	1.15	1.80	0.21	(1.05)		4.71

Net Asset Value, end of year	$17.23	$16.08	$14.28	$14.07		$15.12

Total Return(a)	7.15%	12.61%	1.49%	(6.94)%		45.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$162.8	$175.4	$187.5	$226.1		$338.2
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.05%	1.07%	1.07%	1.16	%(b)	1.20	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.05%	1.08%	1.15%	1.16	%(b)	1.20	%(b)
Net investment loss	(0.26)%	(0.48)%	(0.53)%	(0.87)%		(0.65)%
Portfolio turnover rate	39%	69%	113%	237%		107%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C21

Financial Highlights

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.13	$15.04	$18.28	$15.70		$11.59

Income (Loss) From Investment Operations:
Net investment income	0.16	0.15	0.09	0.02		0.01
Net realized and unrealized gain (loss) on investments	(1.15)	2.79	0.71	2.56		4.13

Total from investment operations	(0.99)	2.94	0.80	2.58		4.14

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.01)	—	(c)	(0.03)
Distributions from net realized gains	—	—	(4.03)	—		—
Distributions	(2.03)	(0.85)	—	—		—

Total dividends and distributions	(2.03)	(0.85)	(4.04)	—	(c)	(0.03)

Net Asset Value, end of year	$14.11	$17.13	$15.04	$18.28		$15.70

Total Return(a)	(5.61)%	20.04%	6.64%	16.44%		35.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$952.6	$1,126.8	$1,067.8	$922.1		$774.4
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.07%	1.08	%(b)	1.10	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.07%	1.08	%(b)	1.10	%(b)
Net investment income	0.88%	0.89%	0.64%	0.15%		0.04%
Portfolio turnover rate	57%	70%	59%	124%		26%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,

	2007(c)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.64	$17.12	$16.81	$15.36		$12.74

Income (Loss) From Investment Operations:
Net investment income	0.42	0.34	0.30	0.29		0.24
Net realized and unrealized gain on investments	0.69	1.68	0.45	1.40		2.73

Total from investment operations	1.11	2.02	0.75	1.69		2.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.31)	(0.24)		(0.35)
Distributions from net realized gains	—	—	(0.13)	—		—
Distributions	(0.70)	(1.50)	—	—		—

Total dividends and distributions	(0.70)	(1.50)	(0.44)	(0.24)		(0.35)

Net Asset Value, end of year	$18.05	$17.64	$17.12	$16.81		$15.36

Total Return(a)	6.32%	12.49%	4.68%	11.17%		24.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,004.5	$473.1	$431.1	$430.7		$360.2
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.97%	0.99%	1.04%	1.07	%(b)	1.12	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.97%	0.99%	1.08%	1.12	%(b)	1.12	%(b)
Net investment income	2.27%	2.15%	1.77%	1.93%		1.84%
Portfolio turnover rate	88%	62%	65%	83%		94%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C22

Financial Highlights

	AST T. Rowe Price Global Bond Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.57	$11.18	$12.16	$12.10		$11.10

Income (Loss) From Investment Operations:
Net investment income	0.36	0.41	0.28	0.17		0.27
Net realized and unrealized gain (loss) on investments	0.75	0.27	(0.81)	0.81		1.12

Total from investment operations	1.11	0.68	(0.53)	0.98		1.39

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.43)	(0.72)		(0.37)
Distributions from net realized gains	—	—	(0.02)	(0.20)		(0.02)
Distributions	(0.32)	(0.29)	—	—		—

Total dividends and distributions	(0.32)	(0.29)	(0.45)	(0.92)		(0.39)

Net Asset Value, end of year	$12.36	$11.57	$11.18	$12.16		$12.10

Total Return(a)	9.65%	6.27%	(4.49)%	8.64%		12.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$708.5	$507.7	$539.6	$362.0		$229.6
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.96%	1.01%	1.07	%(b)	1.06	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.93%	0.96%	1.01%	1.07	%(b)	1.06	%(b)
Net investment income	3.99%	3.64%	2.87%	2.58%		2.57%
Portfolio turnover rate	120%	131%	109%	111%		196%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.86	$10.28	$8.83	$8.35		$6.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.02	(0.02)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.88	0.56	1.47	0.49		1.61

Total from investment operations	0.89	0.58	1.45	0.48		1.60

Less Distributions:	(0.01)	—	—	—		—

Net Asset Value, end of year	$11.74	$10.86	$10.28	$8.83		$8.35

Total Return(a)	8.24%	5.64%	16.42%	5.75%		23.70%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,147.9	$1,504.6	$337.5	$258.1		$237.1
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.96%	1.01%	1.06%	1.14	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.96%	1.01%	1.11%	1.17	%(b)	1.16	%(b)
Net investment income (loss)	0.13%	0.29%	(0.32)%	(0.07)%		(0.14)%
Portfolio turnover rate	66%	35%	165%	95%		63%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C23

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,

	2007(d)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$29.38	$27.55	$22.63	$17.45		$13.56

Income (Loss) From Investment Operations:
Net investment income	0.27	0.25	0.12	0.10		0.12
Net realized and unrealized gain on investments	11.54	3.92	6.58	5.28		4.25

Total from investment operations	11.81	4.17	6.70	5.38		4.37

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.06)	(0.20)		(0.20)
Distributions from net realized gains	—	—	(1.72)	—		(0.28)
Distributions	(2.35)	(2.34)	—	—		—

Total dividends and distributions	(2.35)	(2.34)	(1.78)	(0.20)		(0.48)

Net Asset Value, end of year	$38.84	$29.38	$27.55	$22.63		$17.45

Total Return(a)	40.51%	15.87%	31.40%	31.19%		33.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,054.3	$590.6	$418.4	$238.1		$170.9
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.08%	1.17	%(b)	1.17	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.08%	1.17	%(b)	1.17	%(b)
Net investment income	0.76%	0.95%	0.59%	0.49%		0.77%
Portfolio turnover rate	31%	28%	47%	63%		43%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(d)	Calculated based on average shares outstanding during the year.
	AST UBS Dynamic Alpha Portfolio

	Year Ended December 31,

	2007(c)	2006	2005	2004		2003

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.57	$12.56	$12.16	$11.07		$9.38

Income (Loss) From Investment Operations:
Net investment income	0.12	0.25	0.24	0.28		0.12
Net realized and unrealized gain on investments	0.19	1.09	0.56	0.94		1.69

Total from investment operations	0.31	1.34	0.80	1.22		1.81

Less Dividends and Distributions:
Dividends from net investment income	—	—	(0.40)	(0.13)		(0.12)
Distributions	(0.11)	(0.33)	—	—		—

Total dividends and distributions	(0.11)	(0.33)	(0.40)	(0.13)		(0.12)

Net Asset Value, end of year	$13.77	$13.57	$12.56	$12.16		$11.07

Total Return(a)	2.24%	11.14%	6.94%	11.09%		19.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$437.1	$186.2	$202.2	$231.7		$264.8
Ratios to average net assets(d):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.94%	0.19%	0.16%	0.14	%(b)	0.14	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.94%	0.19%	0.16%	0.14	%(b)	0.14	%(b)
Net investment income	0.86%	1.70%	1.72%	2.12%		1.08%
Portfolio turnover rate	169%	27%	81%	93%		18%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns may reflect adjustments to conform to generally accepted accounting principles. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C24

Financial Highlights

	AST Western Asset Core Plus Bond Portfolio

	November 19, 2007(d)
	through
	December 31, 2007

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.03
Net realized and unrealized loss on investments	(0.03)

Total from investment operations	—

Net Asset Value, end of period	$10.00

Total Return(a)	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$692.9
Ratios to average net assets(e):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.91	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91	%(c)
Net investment income	4.54	%(c)
Portfolio turnover rate	5	%(b)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the Advanced Series Trust (comprised of AST Advanced Strategies Portfolio, AST Aggressive Asset Allocation Portfolio, AST AllianceBernstein Core Value Portfolio, AST AllianceBernstein Growth & Income Portfolio, AST AllianceBernstein Managed Index 500 Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST CLS Growth Asset Allocation Portfolio, AST CLS Moderate Asset Allocation Portfolio, AST Cohen & Steers Realty Portfolio, AST Conservative Asset Allocation Portfolio, AST DeAM Large-Cap Value Portfolio, AST DeAM Small-Cap Value Portfolio, AST Federated Aggressive Growth Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST High Yield Portfolio, AST Horizon Growth Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST JPMorgan International Equity Portfolio, AST Large-Cap Value Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST Mid-Cap Value Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST Neuberger Berman Small-Cap Growth Portfolio, AST Niemann Capital Growth Asset Allocation Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Preservation Asset Allocation Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST UBS Dynamic Alpha Portfolio, AST Western Asset Core Plus Bond Portfolio, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 14, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising the Advanced Series Trust as of December 31, 2007, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2008

D1

MANAGEMENT OF THE TRUST
(Unaudited)

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

	Position with Trust*	Number of Portfolios
Name, Address**,	Term of Office***	In Fund Complex	Other Directorships
and Age	Length of Time Served	Overseen by Trustee	Held by the Trustee****

Saul K. Fenster, Ph.D. (74)	Trustee, Since 2003	87	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006)

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (69)	Trustee, Since 2003	86	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (70)	Independent Vice Chair since 2004 and Trustee, Since 2003	87	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (66)	Independent Chair and Trustee, Since 2003	86

Principal Occupations During Past 5 Years – Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (57)	Trustee, Since 1992	86	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (68)	Trustee, Since 2001	86	Director (since April 2001) of New York Bank Corp; Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired (June 2000) Tax Partner of KPMG, LLP.

F. Don Schwartz (72)	Trustee, Since 1992	86	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

E1

Interested Trustees

	Position with Trust*	Number of Portfolios
Name, Address**,	Term of Office***	In Fund Complex	Other Directorships
and Age	Length of Time Served	Overseen by Trustee	Held by the Trustee****

*David R. Odenath (50)	President since 2002 and Trustee Since 2003	86	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

*Robert F. Gunia (61)	Vice President and Trustee Since 2003	149	Vice President and Director (since May 1989); Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Officers

Position with Trust*
Name, Address**,	Term of Office***
and Age	Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (48)	Treasurer and Principal Financial and Accounting Officer Since 2003	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Kathryn L. Quirk (55)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (36)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Timothy J. Knierim (49)	Chief Compliance Officer Since 2007	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

E2

Officers

Position with Trust*
Name, Address**,	Term of Office***
and Age	Length of Time Served	Principal Occupations During Past 5 Years

Valerie M. Simpson (49)	Deputy Chief Compliance Officer Since 2007	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

M. Sadiq Peshimam (44)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49)	Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (51)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew R. French (45)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).
** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

E3

Advanced Series Trust
Board Consideration and Approval of Subadvisory Agreements for AST Advanced Strategies
Portfolio, AST International Growth Portfolio, and AST Marsico Capital Growth Portfolio

At meetings of the Board of Trustees of Advanced Series Trust (the Trust) held on September 12-13, 2007, the Trustees, including the Independent Trustees, unanimously approved the recommendations by Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASI, and together with PI, collectively referred to herein as the Co-Managers) to appoint Marsico Capital Management LLC (Marsico) as a subadviser with respect to the AST Advanced Strategies Portfolio, the AST International Growth Portfolio and the AST Marsico Capital Growth Portfolio) (each, a Portfolio, and collectively, the Portfolios) and to approve new subadvisory agreements between the Co-Managers and Marsico (the Subadvisory Agreements).

The Board of Trustees of the Trust (the Trust) considered that, on June 14, 2007, Marsico and Bank of America Corporation (BAC) announced they had signed a definitive agreement by which Marsico would acquire ownership of the firm from BAC (the Transaction). The Transaction was completed on December 14, 2007, at which time Marsico began operating as an independent entity under the leadership of Thomas F. Marsico. The Board also considered that, although there were no changes in the Marsico portfolio management teams as a result of the Transaction, each Portfolio’s prior subadvisory agreement with Marsico would be automatically terminated as a result of a change in control.

Board Consideration of Subadvisory Agreement:
The Board considered whether the approval of the Subadvisory Agreements with Marsico was in the best interests of each Portfolio and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received presentations from the Co-Managers. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Marsico as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services.    The Board received and considered information regarding the nature and extent of services to be provided to each Portfolio by Marsico under the Subadvisory Agreements, namely, that Marsico would provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to each Portfolio under the prior subadvisory agreement with Marsico were identical in all material respects to those to be provided by Marsico under the Subadvisory Agreements and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico’s portfolio management team, which was not affected by the Transaction. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of each Portfolio, and the Board was provided with information pertaining to Marsico’s organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to each Portfolio by Marsico under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the Subadvisory Agreements should equal the quality of similar services provided by Marsico under the prior subadvisory agreements.

Performance of Marsico.   The Board noted that at its June 2007 meetings, it had reviewed the performance of each of the Portfolios subadvised by Marsico in connection with its annual consideration of the renewal of the Portfolios’ subadvisory agreements. As part of that review, the Board reviewed the performance record of each Portfolio, and at that time reached the following conclusions:

•  With respect to the AST Advanced Strategies Portfolio, the Board noted that the Portfolio had been in existence only since March 2006, and that in light of the limited performance history, it was reasonable to approve Marsico’s subadvisory agreement.

•  With respect to the AST International Growth Portfolio and the SP International Growth Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in late 2006, and that in light of Marsico’s limited performance record, it was reasonable to approve Marsico’s subadvisory agreement.

• With respect to the AST Marsico Capital Growth Portfolio, the Board concluded that the Portfolio’s performance had been satisfactory.

Investment Subadvisory Fee Rate.   The Board also considered, among other things, that the proposed fee rates payable under the Subadvisory Agreements are identical to the fee rates payable under the prior subadvisory agreement. The Board noted that it had recently reviewed the fee rates paid to Marsico in connection with the recent annual review of advisory agreements and determined that the fee rates were reasonable. The Board concluded that Marsico’s proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.

Profitability.   In connection with its recent annual review of advisory agreements, the Board considered the profitability of the Co-Managers and subadvisers affiliated with the Co-Managers. The Board concluded that the level of profitability of a subadviser not affiliated with the Co-Managers, such as Marsico, may not be as significant as the Co-Managers’ profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that the Co-Managers compensate the subadvisers out of their management fee.

Economies of Scale.   In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser.   The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico’s relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Marsico included its ability to use soft dollar credits, brokerage commissions received by affiliates of Marsico, potential access to additional research resources, larger assets under management and benefits to the reputation, which were consistent with those generally derived by subadvisers to mutual funds.

Board Consideration and Approval of Management Agreement and Subadvisory
Agreement for AST Global Real Estate Portfolio

Nature, quality and extent of services.    With respect to the Co-Managers, the Board noted that in connection with the renewal of the management agreement, it had received and considered information about the Co-Managers at the November 14-15, 2007 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Co-Managers under the management agreement covering the other portfolios of the Trust. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Co-Managers under the amended management agreement covering the AST Global Real Estate Portfolio (the Real Estate Portfolio) would be similar in nature to those provided under the existing management agreement.

With respect to Prudential Real Estate Investors, a business unit of Prudential Investment, Inc. (referred to in this section as the “new subadviser” or PREI), the Board received and considered information regarding the nature and extent of services that would be provided to the Real Estate Portfolio under the new subadvisory agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio manager for the new subadviser. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the new subadviser. The Board noted that it received favorable compliance reports from the Trust’s CCO as to the new subadviser. With respect to the new subadviser, the Board considered its experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the new subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed about the new subadviser, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the new subadviser.
Performance.   Because the Real Estate Portfolio had not commenced operations, no performance of the Real Estate Portfolio itself existed for Board review. The Board, however, received and considered information regarding the performance of the new subadviser in managing strategies similar to the Real Estate Portfolio. The Board concluded that it was satisfied with the performance records of the new subadvisers.

Fee Rates.   The Board considered the proposed management fees to be paid by the Real Estate Portfolio to the Co-Managers and the proposed subadvisory fees to be paid by the Co-Managers to the new subadviser, as set forth below. The Board also received and considered comparative fee information for other funds.

Fund	Management Fees	Subadvisory Fees
AST Global Real Estate Portfolio	0.70%	0.45% of New Portfolio’s average daily assets up to and including $50 million; 0.40% of the next $100 million; and 0.35% of average daily net assets over $150 million.

The Board concluded that the fees were reasonable and noted that the fees would be reviewed in connection with the annual review of advisory agreements and in light of the nature and quality of services provided through that date.

Profitability.   Because the Real Estate Portfolio had not commenced operations, the Board noted that there was no historical profitability to be reviewed. The Board noted that it would review profitability in connection with the annual approval of the advisory agreement.

Economies of Scale.   The Board noted that the advisory fee schedule for the Real Estate Portfolio did not contain breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that the profitability of the Co-Managers would be reviewed annually in connection with the review of the advisory agreement.

Other Benefits to the Co-Managers and PREI.   The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Co-Managers and the new subadviser. The Board concluded that any potential benefits to be derived by the Co-Managers were similar to benefits derived by the Co-Managers in connection with its review of the other trust portfolios, which are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by the new subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

Board Consideration of Management Agreement and Subadvisory Agreement for
AST US Equity Alpha Portfolio

Nature, quality and extent of services.   The Board received and considered information regarding the nature and extent of services provided to the AST Managed Index 500 Portfolio (the Managed 500 Portfolio) by the Co-Managers under the current Management Agreement and the nature and extent of services to be provided to the AST US Equity Alpha Portfolio (the US Equity Alpha Portfolio) by the Co-Managers and Quantitative Management Associates, LLC (QMA) under the amended Management Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided under the amended Management Agreement would be greater than that provided under the current Management Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a managed index fund to a fund using sophisticated long/short investment strategies.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the US Equity Alpha Portfolio by the Co-Managers and QMA under the amended Management Agreement, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by the Co-Managers and QMA under the amended Management Agreement would likely be high.

Performance.   The Board did not consider the historical investment performance of the Managed 500 Portfolio as a factor in approving the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2007 as part of its annual consideration of the renewal of the Managed 500 Portfolio’s investment management agreement, and that it had considered such Portfolio’s historical investment performance at that time.

The Board also considered that it was approving QMA as a subadviser for the Portfolio and that QMA would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of portfolios designed for institutional investors with investment objectives, policies, and strategies that are substantially similar to the projected investment objectives, policies, and strategies for the US Equity Alpha Portfolio, but none of these portfolios are registered investment companies. The Trust is a registered investment company. The Board noted that such portfolios generally outperformed their respective benchmark indexes for the relevant time periods.

Fee Rates.   The Board considered the proposed management fees to be paid by the US Equity Alpha Portfolio to the Co-Managers and the proposed subadvisory fees to be paid by the Co-Managers to the new subadviser, as set forth below.

Fund	Management Fees	Subadvisory Fees
AST QMA US Equity Alpha Portfolio	1.00%	0.45% of average daily net assets up to and including $250 million and 40% of average daily net assets in excess of $250 million.

The Board also received and considered comparative fee information for other funds. Lipper’s long/short equity funds classification within its open-end funds universe tracks “funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.” It is expected that Lipper will classify US Equity Alpha Portfolio within its Variable Products universe as a long/short equity fund. Lipper currently tracks only one long/short equity portfolio within its variable products universe; the other funds within Lipper’s long/short equity funds classification are retail funds. The materials provided to the Board in advance of the meeting indicated that the median and average investment management fee of 1.04% and 1.03%, respectively, for the funds classified by Lipper as long/short equity funds were comparable to the proposed investment management fee rate for the US

Equity Alpha Portfolio of 1.00%. Based on the foregoing, and with consideration of the other factors described herein, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Profitability.   The Board considered the profitability of the Co-Managers under the amended Management Agreement, and concluded that until the new increased management and subadvisory fees take effect it is difficult to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers. The Board noted that it had considered the profitability of the Co-Managers under the existing Management Agreement as part of its annual consideration of the renewal of the Managed 500 Portfolio’s advisory agreement in June 2007, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the Management Agreement.

Economies of Scale.   The Board considered the potential for the Co-Managers to experience economies of scale as the US Equity Alpha Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the US Equity Alpha Portfolio increases), that the proposed subadvisory fee for QMA would include breakpoints in the fee rate paid by the Co-Managers to QMA, and that the subadvisory breakpoints would reduce that fee rate if the US Equity Alpha Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers and the Subadviser.   The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Managed 500 Portfolio’s advisory agreement in June 2007, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the Management Agreement.

Board Consideration of Management Agreement and Subadvisory Agreements
for AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019,
and AST Investment Grade Bond Portfolio

Nature, quality and extent of services.    With respect to the Co-Managers, the Board noted that it had received and considered information about the Co-Managers in connection with the renewal of the management agreement at the June 20-21, 2007 meetings, and concluded that it was satisfied with the nature, quality and extent of services provided by the Co-Managers under the management agreement covering the other portfolios of the Trust. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Co-Managers under the amended management agreement covering the AST and Portfolio 2015, AST Bond Portfolio 2018, AST, and the AST Investment Grade Portfolio (each, a New Portfolio and collectively, the New Portfolios) would be similar in nature to those provided under the existing management agreement.

With respect to Prudential Investment Management, Inc. (referred to as in this section PIM or the Subadviser), the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolios under the new subadvisory agreements. The Co-Managers also noted that PIM currently subadvises several other Prudential insurance funds.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the Subadviser. The Board was also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser in connection with the renewal of the relevant subadvisory agreements at the June 20-21, 2007 meetings. The Board noted that it received favorable compliance reports from the Trust’s CCO as to PIM. With respect to the Subadviser, the Board considered its experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed about the PIM, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the Subadviser.

Performance.    Because the New Portfolios had not yet commenced operations, no investment performance for the New Portfolios existed for Board review. The Board, however, received and considered information regarding PIM’s investment performance in managing strategies similar to the New Portfolios. The Board concluded that it was satisfied with the performance records of the Subadviser.

Fee Rates.   The Board considered the proposed management fees to be paid by the New Portfolios to the Co-Managers and the proposed subadvisory fees to be paid by the Co-Managers to the Subadviser, as set forth below.

	Investment Advisory Fees
				AST Investment
Combined Average Daily Net Assets	AST Bond	AST Bond	AST Bond	Grade Bond
of New Portfolios*	Portfolio 2015	Portfolio 2018	Portfolio 2019	Portfolio
Not exceeding $500 million	0.65%	0.65%	0.65%	0.65%
In excess of $500 million	0.64%	0.64%	0.64%	0.64%

* For purposes of calculating the investment management fee payable to the Co-Managers, the combined average daily net assets of the New Portfolios will also include the assets of future portfolios of the Trust that are managed by the Co-Managers pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.

	Subadvisory Fees
				AST Investment
Combined Average Daily Net Assets	AST Bond	AST Bond	AST Bond	Grade Bond
of New Portfolios*	Portfolio 2015	Portfolio 2018	Portfolio 2019	Portfolio
Not exceeding $500 million	0.15%	0.15%	0.15%	0.15%
In excess of $500 million	0.14%	0.14%	0.14%	0.14%

* For purposes of calculating the investment management fee payable to PIM, the combined average daily net assets of the New Portfolios will also include the assets of future portfolios of the Trust that are subadvised by PIM pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.

The Board considered that the investment management fee and the estimated total gross and net operating expense ratios (both including and excluding Rule 12b-1 fees) for each New Portfolio fall within the fourth quartile of the applicable Lipper fund universe. The Board also received and considered comparative fee information for other similar funds identified by Lipper, Inc. The Board concluded that the fees were reasonable under the circumstances because of the New Portfolios’ broad investment focus and increased liquidity requirements compared to other funds within the applicable Lipper fund universe. The Board also noted that the fees would be reviewed in connection with the annual review of advisory and subadvisory agreements and in light of the nature and quality of services provided to the New Portfolios.

Profitability.   Because the New Portfolios had not yet commenced operations, the Board noted that there was no historical profitability information to be reviewed. The Board noted that it would review profitability information in connection with the annual approval of the advisory and subadvisory agreements.

Economies of Scale.   The Board noted that the advisory fee schedules for the New Portfolios contained breakpoints that reduced the fee rate on assets above specified levels. The Board also noted that the profitability of the Co-Managers would be reviewed annually in connection with the review of the advisory and subadvisory agreements.

Other Benefits to the Co-Managers and PIM.   The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Co-Managers and PIM. The Board concluded that any potential benefits to be derived by the Co-Managers were similar to benefits derived by the Co-Managers in connection with its management of the other Trust Portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by other subadvisers to the Trust, and that those benefits are reviewed on an annual basis.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	Presorted Standard U.S. Postage PAID Louisville, KY Permit No. 1051

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To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending
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aware that by calling (877) 778-5008, you can revoke or “opt out” of
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Logo and the Rock Prudential Logo are registered service marks of
The Prudential Insurance Company of America, Newark, NJ, and its
affiliates.

B1 AST

Item 2  –  Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3  –  Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2007 and December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,065,412 and $760,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

For the fiscal year ended December 31, 2007, KPMG, the Registrant’s principal accountant, billed the Registrant $4,167 for professional services rendered in connection with work performed related to inverse floating rate securities. Not applicable for the fiscal year ended December 31, 2006.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY
on
Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,
•	a review of the safeguards put into place by the accounting firm to safeguard independence, and
•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
■ Federal, state and local income tax compliance; and,
■ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $53,033 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)     It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)    There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advanced Series Trust

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date February 19, 2008

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 19, 2008

* Print the name and title of each signing officer under his or her signature.